           As filed with the Securities and Exchange Commission on April 8, 2014

                                            1933 Act Registration No. 333-176213

                                             1940 Act Registration No. 811-09763
--------------------------------------------------------------------------------
                       SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549

                                    FORM N-4

          REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 / /

                      POST-EFFECTIVE AMENDMENT NO. 10 /X/

                                      and

      REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 / /

                             AMENDMENT NO. 268 /X/

               Lincoln New York Account N for Variable Annuities
                           (Exact Name of Registrant)

                          Lincoln ChoicePlus FusionSM

                   LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK
                              (Name of Depositor)

                         100 Madison Street, Suite 1860
                            Syracuse, New York 13202
              (Address of Depositor's Principal Executive Offices)

       Depositor's Telephone Number, Including Area Code: (315) 428-8400

                          Robert O. Sheppard, Esquire
                   Lincoln Life & Annuity Company of New York
                         100 Madison Street, Suite 1860
                            Syracuse, New York 13202
                    (Name and Address of Agent for Service)

                                    Copy to:
                          Mary Jo Ardington, Esquire
                  The Lincoln National Life Insurance Company
                           1300 South Clinton Street
                             Fort Wayne, IN 46802

            Approximate Date of Proposed Public Offering: Continuous

It is proposed that this filing will become effective:

/ / immediately upon filing pursuant to paragraph (b) of Rule 485

/x/ on May 1, 2014, pursuant to paragraph (b) of Rule 485

/ / 60 days after filing pursuant to paragraph (a)(1) of Rule 485

/ / on ______________ pursuant to paragraph (a)(1) of Rule 485

                     Title of Securities being registered:
           Interests in a separate account under individual flexible
                 payment deferred variable annuity contracts.

Lincoln ChoicePlus FusionSM
Lincoln New York Account N for Variable Annuities
Individual Variable Annuity Contracts


Home Office:
Lincoln Life & Annuity Company of New York
100 Madison Street, Suite 1860
Syracuse, NY 13202
www.LincolnFinancial.com

Servicing Office:
Lincoln Life & Annuity Company of New York
PO Box 2348
Fort Wayne, IN 46801-2348
1-888-868-2583


This prospectus describes an individual flexible premium deferred variable annuity contract that is issued by Lincoln Life & Annuity Company of New York (Lincoln New York or Company). This contract is for use with nonqualified plans and qualified retirement plans under Sections 408 (IRAs) and 408A (Roth IRAs) of the tax code. Generally, you do not pay federal income tax on the contract's growth until it is paid out. However, IRAs provide tax deferral whether or not the funds are invested in an annuity contract. Further, if your contract is a Roth IRA, you generally will not pay income tax on a distribution, provided certain conditions are met. Therefore, there should be reasons other than tax deferral for acquiring the contract within a qualified plan. The contract is designed to accumulate Contract Value and to provide retirement income over a certain period of time, or for life, subject to certain conditions. This contract also offers a Death Benefit payable upon the death of the Contractowner or Annuitant.

The minimum initial Purchase Payment for the contract is $10,000. Additional Purchase Payments, subject to certain restrictions, may be made to the contract and must be at least $100 per payment ($25 if transmitted electronically), and at least $300 annually.

At this time, the only fixed account available is for dollar cost averaging.

We do offer variable annuity contracts that have lower fees. You should carefully consider whether or not this contract is the best product for you.


All Purchase Payments for benefits on a variable basis will be placed in Lincoln New York Account N for Variable Annuities (Variable Annuity Account [VAA]). The VAA is a segregated investment account of Lincoln New York. You take all the investment risk on the Contract Value and the retirement income for amounts placed into one or more of the contract's variable options. If the Subaccounts you select make money, your Contract Value goes up; if they lose money, it goes down. How much it goes up or down depends on the performance of the Subaccounts you select. We do not guarantee how any of the variable options or their funds will perform. Also, neither the U.S. Government nor any federal agency insures or guarantees your investment in the contract. The contracts are not bank deposits and are not endorsed by any bank or government agency.

The available funds are listed below:


AIM Variable Insurance Funds (Invesco Variable Insurance Funds):
     Invesco V.I. International Growth Fund*

AllianceBernstein Variable Products Series Fund:
     AllianceBernstein VPS Global Thematic Growth Portfolio

     AllianceBernstein VPS Small/Mid Cap Value Portfolio


American Funds Insurance Series (Reg. TM):

     American Funds Global Growth Fund
     American Funds Global Small Capitalization Fund
     American Funds Growth Fund
     American Funds Growth-Income Fund
     American Funds International Fund


BlackRock Variable Series Funds, Inc.:

     BlackRock Global Allocation V.I. Fund


Delaware VIP (Reg. TM) Trust:

     Delaware VIP (Reg. TM) Diversified Income Series
     Delaware VIP (Reg. TM) Emerging Markets Series
     Delaware VIP (Reg. TM) Limited-Term Diversified Income Series Delaware VIP (Reg. TM) REIT Series
     Delaware VIP (Reg. TM) Small Cap Value Series
     Delaware VIP (Reg. TM) Smid Cap Growth Series
     Delaware VIP (Reg. TM) U.S. Growth Series
     Delaware VIP (Reg. TM) Value Series


DWS Variable Series II:

     DWS Alternative Asset Allocation VIP Portfolio


Fidelity (Reg. TM) Variable Insurance Products:

     Fidelity (Reg. TM) VIP Contrafund (Reg. TM) Portfolio
     Fidelity (Reg. TM) VIP Growth Portfolio
     Fidelity (Reg. TM) VIP Mid Cap Portfolio


Franklin Templeton Variable Insurance Products Trust:
     Franklin Income VIP Fund
     (formerly FTVIPT Franklin Income Securities Fund)
     Franklin Mutual Shares VIP Fund
     (formerly FTVIPT Mutual Shares Securities Fund)
     Templeton Global Bond VIP Fund*

Goldman Sachs Variable Insurance Trust:

     Goldman Sachs VIT Large Cap Value Fund


Legg Mason Partners Variable Equity Trust:
     ClearBridge Variable Mid Cap Core Portfolio*

Lincoln Variable Insurance Products Trust:

     LVIP Baron Growth Opportunities Fund

     LVIP BlackRock Emerging Markets RPM Fund
     LVIP BlackRock Equity Dividend RPM Fund

     LVIP BlackRock Inflation Protected Bond Fund
     LVIP Capital Growth Fund

     LVIP Clarion Global Real Estate Fund
     LVIP Columbia Small-Mid Cap Growth RPM Fund

     LVIP Delaware Bond Fund
     LVIP Delaware Diversified Floating Rate Fund
     LVIP Delaware Social Awareness Fund

     LVIP Delaware Special Opportunities Fund
     LVIP Dimensional Non-U.S. Equity RPM Fund

     LVIP Dimensional U.S. Equity RPM Fund

     LVIP Dimensional/Vanguard Total Bond Fund
     LVIP Global Income Fund

     LVIP JPMorgan High Yield Fund

     LVIP JPMorgan Mid Cap Value RPM Fund

     LVIP Managed Risk Profile Conservative Fund
     LVIP Managed Risk Profile Growth Fund
     LVIP Managed Risk Profile Moderate Fund

     LVIP MFS International Growth Fund
     LVIP MFS Value Fund
     LVIP Mid-Cap Value Fund
     LVIP Mondrian International Value Fund
     LVIP Money Market Fund

     LVIP PIMCO Low Duration Bond Fund*

     LVIP SSgA Bond Index Fund
     LVIP SSgA Conservative Index Allocation Fund
     LVIP SSgA Conservative Structured Allocation Fund
     LVIP SSgA Developed International 150 Fund
     LVIP SSgA Emerging Markets 100 Fund


     LVIP SSgA Global Tactical Allocation RPM Fund

     LVIP SSgA International Index Fund
     LVIP SSgA Large Cap 100 Fund
     LVIP SSgA Moderate Index Allocation Fund
     LVIP SSgA Moderate Structured Allocation Fund
     LVIP SSgA Moderately Aggressive Index Allocation Fund

     LVIP SSgA Moderately Aggressive Structured Allocation Fund
     LVIP SSgA S&P 500 Index Fund**

     LVIP SSgA Small-Cap Index Fund

     LVIP SSgA Small-Mid Cap 200 Fund

     LVIP T. Rowe Price Growth Stock Fund
     LVIP T. Rowe Price Structured Mid-Cap Growth Fund

     LVIP Templeton Growth RPM Fund
     LVIP UBS Large Cap Growth RPM Fund

     LVIP Vanguard Domestic Equity ETF Fund

     LVIP Vanguard International Equity ETF Fund

MFS (Reg. TM) Variable Insurance TrustSM:

     MFS (Reg. TM) VIT Growth Series
     MFS (Reg. TM) VIT Utilities Series


* Refer to the Description of the Funds section of this prospectus for specific information regarding availability of funds.

** "Standard & Poor's (Reg. TM)", "S&P 500 (Reg. TM)", "Standard & Poor's 500 (Reg. TM)" and "500" are trademarks of Standard & Poor's Financial Services, LLC, a subsidiary of The McGraw-Hill Companies, Inc. and have been licensed for use by Lincoln Variable Insurance Products Trust and its affiliates. The product is not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of purchasing the product.



This prospectus gives you information about the contract that you should know before you decide to buy a contract and make Purchase Payments. You should also review the prospectuses for the funds and keep all prospectuses for future reference.

Neither the SEC nor any state securities commission has approved this contract or determined that this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

More information about the contract is in the current Statement of Additional Information (SAI), dated the same date as this prospectus. The SAI is incorporated by reference into this prospectus and is legally part of this prospectus. For a free copy of the SAI, write: Lincoln Life & Annuity Company of New York, PO Box 2348, Fort Wayne, IN 46801-2348, or call 1-888-868-2583.
The SAI and other information about Lincoln New York and the VAA are also available on the SEC's website (http://www.sec.gov). There is a table of contents for the SAI on the last page of this prospectus.


May 1, 2014

Table of Contents




Item                                                                             Page
Special Terms                                                                     4
Expense Tables                                                                    6
Summary of Common Questions                                                      13
Lincoln Life & Annuity Company of New York                                       16
Variable Annuity Account (VAA)                                                   17
Investments of the Variable Annuity Account                                      17
Charges and Other Deductions                                                     22
 Premium Based Charge                                                            23
The Contracts                                                                    32
 Purchase Payments                                                               32
 Transfers On or Before the Annuity Commencement Date                            34
 Surrenders and Withdrawals                                                      36
 Death Benefit                                                                   38
 Investment Requirements                                                         41
 Living Benefit Riders                                                           43
 Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk)                          43
 Lincoln SmartSecurity (Reg. TM) Advantage                                       52
 i4LIFE (Reg. TM) Advantage                                                      57
 Guaranteed Income Benefit with i4LIFE (Reg. TM) Advantage                       61
Annuity Payouts                                                                  66
 Fixed Side of the Contract                                                      68
Distribution of the Contracts                                                    69
Federal Tax Matters                                                              70
Additional Information                                                           75
 Voting Rights                                                                   75
 Return Privilege                                                                75
 Other Information                                                               76
Legal Proceedings                                                                76
Contents of the Statement of Additional Information (SAI)
for Lincoln New York Account N for Variable Annuities                            77
Appendix A - Condensed Financial Information                                     A-1
Appendix B-Guaranteed Annual Income Percentages For Previous Rider Elections     B-1
Appendix C-Guaranteed Income Benefit Percentages For Previous Rider Elections    C-1

Special Terms
In this prospectus, the following terms have the indicated meanings:


5% Enhancement-A feature under Lincoln Lifetime IncomeSM Advantage 2.0 and Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) in which the Income Base, minus Purchase Payments received in that year, will be increased by 5%, subject to certain conditions.


Access Period-Under i4LIFE (Reg. TM) Advantage, a defined period of time during which we make Regular Income Payments to you while you still have access to your Account Value. This means that you may make withdrawals, surrender the contract, and have a Death Benefit.


Account or Variable Annuity Account (VAA)-The segregated investment account, Account N, into which we set aside and invest the assets for the variable side of the contract offered in this prospectus.

Account Value-Under i4LIFE (Reg. TM) Advantage, the initial Account Value is the Contract Value on the Valuation Date that i4LIFE (Reg. TM) Advantage is effective, less any applicable premium taxes. During the Access Period, the Account Value on a Valuation Date equals the total value of all of the Contractowner's Accumulation Units plus the Contractowner's value in the fixed account, reduced by Regular Income Payments, Guaranteed Income Benefit payments and withdrawals.


Accumulation Unit-A measure used to calculate Contract Value for the variable side of the contract before the Annuity Commencement Date and to calculate the i4LIFE (Reg. TM) Advantage Account Value during the Access Period.

Annuitant-The person upon whose life the annuity benefit payments are based, and upon whose life a Death Benefit may be paid.

Annuity Commencement Date-The Valuation Date when funds are withdrawn or converted into Annuity Units or fixed dollar payout for payment of retirement income benefits under the Annuity Payout option you select (other than i4LIFE (Reg. TM) Advantage).


Annuity Payout-A regularly scheduled payment (under any of the available annuity options) that occurs after the Annuity Commencement Date (or Periodic Income Commencement Date if i4LIFE (Reg. TM) Advantage has been elected). Payments may be variable or fixed, or a combination of both.


Annuity Unit-A measure used to calculate the amount of Annuity Payouts for the variable side of the contract after the Annuity Commencement Date. See Annuity Payouts.


Automatic Annual Step-up-Under Lincoln Lifetime IncomeSM Advantage 2.0 and Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk), the Income Base will automatically step-up to the Contract Value on each Benefit Year anniversary, subject to certain conditions.


Beneficiary-The person you choose to receive any Death Benefit paid if you die before the Annuity Commencement Date.


Benefit Year-Under Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk), Lincoln Lifetime IncomeSM Advantage 2.0 and Lincoln SmartSecurity (Reg. TM) Advantage, the 12-month period starting with the effective date of the rider and starting with each anniversary of the rider effective date after that. Under Lincoln SmartSecurity (Reg. TM) Advantage, if the Contractowner elects a step-up, the Benefit Year will begin on the effective date of the step-up and each anniversary of the step-up after that.


Contractowner (you, your, owner)-The person who can exercise the rights within the contract (decides on investment allocations, transfers, payout option, designates the Beneficiary, etc.). Usually, but not always, the Contractowner is the Annuitant.

Contract Value (may be referred to as Account Value in marketing materials)-At a given time before the Annuity Commencement Date, the total value of all Accumulation Units for a contract plus the value of the fixed side of the contract, if any.


Contract Year-Each one-year period starting with the effective date of the contract and starting with each contract anniversary after that.


Cross-reinvestment-An optional additional service that automatically transfers the contract value in a designated variable subaccount that exceeds a baseline amount to another specific variable subaccount at specific intervals.


Death Benefit-Before the Annuity Commencement Date, the amount payable to your designated Beneficiary if the Contractowner dies or, if selected, to the Contractowner if the Annuitant dies. See The Contracts - Death Benefit for a description of the various Death Benefit options.

Enhancement Period-Under Lincoln Lifetime IncomeSM Advantage 2.0 (Managed
Risk), Lincoln Lifetime IncomeSM Advantage 2.0 the 10-year period during which the 5% Enhancement is in effect. A new Enhancement Period will begin each time an Automatic Annual Step-up to the Contract Value occurs.

Excess Withdrawals-Amounts withdrawn during a Benefit Year, as specified for each Living Benefit Rider, which decrease or eliminate the guarantees under the rider.


Good Order-The actual receipt at our Servicing Office of the requested transaction in writing or by other means we accept, along with all information and supporting legal documentation necessary to effect the transaction. The forms we provide will identify the necessary documentation. We may, in our sole discretion, determine whether any particular transaction request is in Good Order, and we reserve the right to change or waive any Good Order requirements at any time.

Guaranteed Amount-The value used to calculate your withdrawal benefit under Lincoln SmartSecurity (Reg. TM) Advantage.

Guaranteed Amount Annuity Payout Option-A fixed Annuity Payout option available under Lincoln SmartSecurity (Reg. TM) Advantage under which the Contractowner (and spouse if applicable) will receive annual annuity payments equal to the Maximum Annual Withdrawal amount for life.


Guaranteed Annual Income-The guaranteed periodic withdrawal amount available from the contract each year for life under Lincoln Lifetime IncomeSM Advantage
2.0 (Managed Risk) and Lincoln Lifetime IncomeSM Advantage 2.0.

Guaranteed Annual Income Amount Annuity Payout Option-A payout option available under Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) and Lincoln Lifetime IncomeSM Advantage 2.0 in which the Contractowner (and spouse if applicable) will receive annual annuity payments equal to the Guaranteed Annual Income amount for life.

Income Base-Under the Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) and Lincoln Lifetime IncomeSM Advantage 2.0, a value used to calculate the Guaranteed Annual Income amount.

Investment Requirements-Restrictions in how you may allocate your Subaccount investments if you own certain Living Benefit Riders.


Lifetime Income Period-Under i4LIFE (Reg. TM) Advantage, the period of time following the Access Period during which we make Regular Income Payments to you (and Secondary Life, if applicable) for the rest of your life. During the Lifetime Income Period, you will no longer have access to your Account Value or receive a Death Benefit.


Lincoln New York (we, us, our, Company)-Lincoln Life & Annuity Company of New York.

Living Benefit Rider-A general reference to optional riders that may be available for purchase, and provide some type of a minimum guarantee while you are alive. The riders that are currently available are: Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk), i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit (Managed Risk) and i4LIFE (Reg. TM) Advantage (without the Guaranteed Income Benefit). Riders that are no longer available for purchase include Lincoln SmartSecurity (Reg. TM) Advantage, Lincoln Lifetime IncomeSM Advantage 2.0 and certain versions of the Guaranteed Income Benefit If you select a Living Benefit Rider, Excess Withdrawals may have adverse effects on the benefit, and you may be subject to Investment Requirements.


Maximum Annual Withdrawal-The guaranteed periodic withdrawal available under Lincoln SmartSecurity (Reg. TM) Advantage.

Periodic Income Commencement Date-The Valuation Date on which the amount of i4LIFE (Reg. TM) Advantage Regular Income Payments are determined.

Premium Based Charge-An annual charge that applies to all Purchase Payments to your contract and is payable each year for seven years, deducted quarterly.

Premium Based Charge Period-The period of time in which the Premium Based Charge will be deducted. For each Purchase Payment, the Premium Based Charge will be deducted quarterly for a total of seven years after the date that the Purchase Payment is received by us.

Premium Based Charge Free Amount-An amount you may withdraw from your contract in which we will not deduct a portion of the remaining Premium Based Charge from your contract value.


Purchase Payments-Amounts paid into the contract.


Regular Income Payments-The variable, periodic income payments paid under i4LIFE (Reg. TM) Advantage.

Secondary Life-Under i4LIFE (Reg. TM) Advantage, the person designated by the Contractowner upon whose life the Annuity Payouts will also be contingent.

Subaccount-The portion of the VAA that reflects investments in Accumulation and Annuity Units of a class of a particular fund available under the contracts. There is a separate Subaccount which corresponds to each class of a fund.


Valuation Date-Each day the New York Stock Exchange (NYSE) is open for trading.



Valuation Period-The period starting at the close of trading (normally 4:00 p.m. New York time) on each day that the NYSE is open for trading (Valuation
Date) and ending at the close of such trading on the next Valuation Date.

Expense Tables
The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the contract.

The first table describes the fees and expenses that you will pay at the time that you buy the contract, surrender the contract, or transfer Contract Value between investment options, and/or (if available) the fixed account. State premium taxes may also be deducted.

                       CONTRACTOWNER TRANSACTION EXPENSES



Accumulation Phase:
  Premium Based Charge (as a percentage of Purchase Payments):1,2.........................    4.90%
  Surrender charge (as a percentage of Purchase Payments surrendered/withdrawn):3.........    1.00%
  Transfer charge:4.......................................................................    $ 25
We may also apply an Interest Adjustment to amounts being withdrawn, surrendered or transferred from a Guaranteed
Period account (except for dollar cost averaging, cross-reinvestment, and Regular Income
Payments under i4LIFE (Reg. TM)
Advantage). See Fixed Side of the Contract.

1 The Premium Based Charge is payable for seven years and is deducted quarterly
  (0.1750%). We will deduct this charge beginning on the first quarterly contract anniversary after the Purchase Payment is received by us, continuing for a total of 28 quarterly contract anniversaries. The charge reflected is the maximum charge rate. The Premium Based Charge rate may decrease as total purchase payments increase. See Charges and Other Deductions - Premium Based Charge for further information.

2 If you surrender the contract, the total remaining Premium Based Charge (if any) will be deducted from your surrender value. If you make a withdrawal above the Premium Based Charge Free Amount, a portion of the total remaining Premium Based Charge will be deducted from your Contract Value at the time of the withdrawal. See Charges and Other Deductions - Premium Based Charged for further information.

3 The surrender charge percentage is reduced over time. The later the redemption occurs, the lower the surrender charge with respect to that surrender or withdrawal. We may reduce or waive this charge in certain situations. See Charges and Other Deductions - Surrender Charge.

4 The transfer charge will not be imposed on the first 12 transfers during a Contract Year. We reserve the right to charge a $25 fee for the 13th and each additional transfer during any Contract Year, excluding automatic dollar cost averaging, portfolio rebalancing and cross reinvestment transfers.


The following tables describe the fees and expenses that you will pay periodically during the time that you own the contract, not including fund fees and expenses. Only one table will apply to a given Contractowner. The tables differ based on whether the Contractowner has purchased the i4LIFE (Reg. TM) Advantage rider.

 o Table A reflects the expenses for a contract that has not elected i4LIFE (Reg. TM) Advantage (Base contract).
 o Table B reflects the expenses for a contract that has elected i4LIFE (Reg.
   TM) Advantage.
 o Table C reflects the expenses for a contract that has elected i4LIFE (Reg.
   TM) Advantage Guaranteed Income Benefit (Managed Risk) and previously purchased Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk).


                                    TABLE A



Annual Account Fee:1......................................................................     $    50
Separate Account Annual Expenses (as a percentage of average daily net assets in the
  Subaccounts):2
Account Value Death Benefit
  Mortality and Expense Risk Charge.......................................................        0.70%
  Administrative Charge...................................................................        0.10%
  Total Separate Account Expenses.........................................................        0.80%
Guarantee of Principal Death Benefit
  Mortality and Expense Risk Charge.......................................................        0.75%
  Administrative Charge...................................................................        0.10%
  Total Separate Account Expenses.........................................................        0.85%
Enhanced Guaranteed Minimum Death Benefit (EGMDB)
  Mortality and Expense Risk Charge.......................................................        1.00%
  Administrative Charge...................................................................        0.10%
  Total Separate Account Expenses.........................................................        1.10%

                                                              Single      Joint
Optional Living Benefit Rider Charges:3                        Life        Life
Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk):4,5
  Guaranteed Maximum Charge...............................     2.00%      2.00%
  Current Charge..........................................     1.05%      1.25%
Lincoln SmartSecurity (Reg. TM) Advantage:6
  Guaranteed Maximum Charge...............................     1.50%      1.50%
  Current Charge..........................................     0.85%      1.00%


1 The account fee will be waived if your Contract Value is $50,000 or more at the end of any particular Contract Year. This account fee will be waived after the fifteenth Contract Year. The account fee will also be deducted upon full surrender of the contract if the Contract Value is less than $50,000.

2 The mortality and expense risk charge and administrative charge together are 0.80% on and after the Annuity Commencement Date.


3 Only one Living Benefit Rider may be elected from this chart.

4 As an annualized percentage of the Income Base (initial Purchase Payment or
  Contract Value at the time of election), as increased for subsequent Purchase Payments, Automatic Annual Step-ups, 5% Enhancements and decreased by Excess Withdrawals. See Charges and Other Deductions - Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) Charge for a discussion of these changes to the Income Base. This charge is deducted from the Contract Value on a quarterly basis.



5 The charge for Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) also applies to an older version of the rider - Lincoln Lifetime IncomeSM Advantage 2.0 - which is no longer available for purchase.

6 As an annualized percentage of the Guaranteed Amount (initial Purchase
  Payment or Contract value at the time of election), as increased for subsequent Purchase Payments and step-ups and decreased for withdrawals. This charge is deducted from the Contract Value on a quarterly basis. For Lincoln SmartSecurity (Reg. TM) Advantage riders purchased prior to December 3, 2012, the current annual percentage charge will increase to 0.85% (single life option) and 1.00% (joint life option) upon the next election of a step-up of the Guaranteed Amount. This rider is no longer available for purchase. See Charges and Other Deductions - Lincoln SmartSecurity (Reg. TM) Advantage Charge for further information.




                                    TABLE B




Annual Account Fee:1..................................................     $    50
i4LIFE (Reg. TM) Advantage without a Guaranteed Income Benefit rider:2
  Account Value Death Benefit.........................................        1.20%
  Guarantee of Principal Death Benefit................................        1.25%
  Enhanced Guaranteed Minimum Death Benefit (EGMDB)...................        1.50%





i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit (Managed Risk) and Guaranteed Income     Single      Joint
  Benefit (version
4):3,4                                                                                         Life        Life
Account Value Death Benefit
  Guaranteed Maximum Charge...............................................................     3.20%      3.20%
  Current Charge..........................................................................     1.85%      2.05%
Guarantee of Principal Death Benefit
  Guaranteed Maximum Charge...............................................................     3.25%      3.25%
  Current Charge..........................................................................     1.90%      2.10%
Enhanced Guaranteed Minimum Death Benefit (EGMDB)
  Guaranteed Maximum Charge...............................................................     3.50%      3.50%
  Current Charge..........................................................................     2.15%      2.35%


1 The account fee will be waived if your Contract Value is $50,000 or more at the end of any particular Contract Year. This account fee will be waived after the fifteenth Contract Year. The account fee will also be deducted upon full surrender of the contract if the Contract Value is less than $50,000.

2 As an annualized percentage of average Account Value, computed daily. This charge is assessed only on and after the effective date of i4LIFE (Reg. TM) Advantage. See Charges and Other Deductions - i4LIFE (Reg. TM) Advantage Rider Charge for further information. These charges continue during the Access Period. The i4LIFE (Reg. TM) Advantage charge is reduced to 1.20% during the Lifetime Income Period.


3 As an annualized percentage of average Account Value, computed daily. This charge is assessed only on and after the effective date of the Guaranteed Income Benefit. The current annual charge for the Guaranteed Income Benefit is 0.65% of Account Value for the single life option and 0.85% of Account Value for the joint life option with a guaranteed maximum charge of 2.00%. These charges are added to the i4LIFE (Reg. TM) Advantage charges to comprise the total charges reflected. During the Lifetime Income Period, the Guaranteed Income Benefit charge is added to the i4LIFE (Reg. TM) Advantage charge of 1.20%. See Charges and Other Deductions - i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit Charge for further information. These charges apply to i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit (Managed Risk) and also i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (version 4).

4 i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit (Managed Risk) is the only version of this rider available for purchase unless you are guaranteed to elect a prior version under another Living Benefit Rider.




                                    TABLE C




Annual Account Fee:1......................................................................                 $    50
i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit (Managed Risk) for purchasers who        Single       Joint
  previously purchased
Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk):                                        Life         Life
  Separate Account Annual Expenses (as a percentage of average daily net assets in the
  Subaccounts):
   Account Value Death Benefit............................................................     0.80%          0.80%
   Guarantee of Principal Death Benefit...................................................     0.85%          0.85%
   Enhanced Guaranteed Minimum Death Benefit (EGMDB)......................................     1.10%          1.10%
  i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit (Managed Risk):2
   Guaranteed Maximum Charge..............................................................     2.00%          2.00%
   Current Charge.........................................................................     1.05%          1.25%


1 The account fee will be waived if your Contract Value is $50,000 or more at the end of any particular Contract Year. This account fee will be waived after the fifteenth Contract Year. The account fee will also be deducted upon full surrender of the contract if the Contract Value is less than $50,000.


2 As an annualized percentage of the greater of the Income Base (associated with Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk)) or Account Value. This charge is deducted from Account Value on a quarterly basis and only on and after the effective date of i4LIFE (Reg. TM) Advantage. In the event of an automatic step-up in the Guaranteed Income Benefit, the dollar amount of the charge will increase by a two part formula: 1) the charge will increase by the same percentage that the Guaranteed Income Benefit payment increases and 2) the dollar amount of the charge will also increase by the percentage increase, if any, to the Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) current charge rate. (The Lincoln Lifetime IncomeSM Advantage
  2.0 (Managed Risk) charge continues to be a factor in determining the i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit (Managed Risk) charge.) See Charges and Other Deductions - i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (Managed Risk) for purchasers who previously purchased Lincoln Lifetime IncomeSM Advantage 2.0. The same charges apply to Lincoln Lifetime IncomeSM Advantage 2.0 purchasers who elect i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (version 4).




The next item shows the minimum and maximum total annual operating expenses charged by the funds that you may pay periodically during the time that you own the contract. The expenses are for the year ended December 31, 2013. More detail concerning each fund's fees and expenses is contained in the prospectus for each fund.




                                                                             Minimum   Maximum
                                                                            --------- --------
      Total Annual Fund Operating Expenses (expenses that are deducted from fund assets, including management fees, distribution and/or service
       (12b-1) fees, and other expenses)...................................  0.48%     2.16%
      Total Annual Fund Operating Expenses (after contractual waivers/
       reimbursements*)....................................................  0.48%     1.80%



* Some of the funds have entered into contractual waiver or reimbursement arrangements that may reduce fund management and other fees and/or expenses during the period of the arrangement. These arrangements vary in length, but no arrangement will terminate before April 30, 2015.


The following table shows the expenses charged by each fund for the year ended
  December 31, 2013:

(as a percentage of each fund's average net assets):



                                                                                                        Other
                                                                   Management         12b-1 Fees        Expenses
                                                                   Fees (before       (before any       (before any
                                                                   any waivers/       waivers/          waivers/
                                                                   reimburse-         reimburse-        reimburse-
                                                                   ments)         +   ments)        +   ments)        +
AllianceBernstein VPS Global Thematic Growth Portfolio - Class B       0.75%             0.25%             0.23%
AllianceBernstein VPS Small/Mid Cap Value Portfolio - Class B          0.75%             0.25%             0.06%
American Funds Global Growth Fund - Class 2                            0.52%             0.25%             0.03%
American Funds Global Small Capitalization Fund - Class 2              0.70%             0.25%             0.04%
American Funds Growth Fund - Class 2                                   0.33%             0.25%             0.02%
American Funds Growth-Income Fund - Class 2                            0.27%             0.25%             0.02%



                                                                                                              Total
                                                                                  Total         Total         Expenses
                                                                                  Expenses      Contractual   (after
                                                                   Acquired       (before any   waivers/      Contractual
                                                                   Fund           waivers/      reimburse-    waivers/
                                                                   Fees and       reimburse-    ments         reimburse-
                                                                   Expenses   =   ments)        (if any)      ments)
AllianceBernstein VPS Global Thematic Growth Portfolio - Class B     0.00%           1.23%           0.00%         1.23%
AllianceBernstein VPS Small/Mid Cap Value Portfolio - Class B        0.00%           1.06%           0.00%         1.06%
American Funds Global Growth Fund - Class 2                          0.00%           0.80%           0.00%         0.80%
American Funds Global Small Capitalization Fund - Class 2            0.00%           0.99%           0.00%         0.99%
American Funds Growth Fund - Class 2                                 0.00%           0.60%           0.00%         0.60%
American Funds Growth-Income Fund - Class 2                          0.00%           0.54%           0.00%         0.54%

                                                                                   Management         12b-1 Fees
                                                                                   Fees (before       (before any
                                                                                   any waivers/       waivers/
                                                                                   reimburse-         reimburse-
                                                                                   ments)         +   ments)
American Funds International Fund - Class 2                                            0.49%             0.25%
BlackRock Global Allocation V.I. Fund - Class III(1)                                   0.62%             0.25%
ClearBridge Variable Mid Cap Core Portfolio - Class II                                 0.75%             0.25%
Delaware VIP (Reg. TM) Diversified Income Series - Service Class(2)                    0.59%             0.30%
Delaware VIP (Reg. TM) Emerging Markets Series - Service Class(2)                      1.25%             0.30%
Delaware VIP (Reg. TM) Limited-Term Diversified Income Series - Service Class(2)       0.48%             0.30%
Delaware VIP (Reg. TM) REIT Series - Service Class(2)                                  0.75%             0.30%
Delaware VIP (Reg. TM) Small Cap Value Series - Service Class(2)                       0.72%             0.30%
Delaware VIP (Reg. TM) Smid Cap Growth Series - Service Class(2)                       0.74%             0.30%
Delaware VIP (Reg. TM) U. S. Growth Series - Service Class(2)                          0.65%             0.30%
Delaware VIP (Reg. TM) Value Series - Service Class(2)                                 0.64%             0.30%
DWS Alternative Asset Allocation VIP Portfolio - Class B(3)                            0.36%             0.25%
Fidelity (Reg. TM) VIP Contrafund (Reg. TM) Portfolio - Service Class 2                0.55%             0.25%
Fidelity (Reg. TM) VIP Growth Portfolio - Service Class 2                              0.55%             0.25%
Fidelity (Reg. TM) VIP Mid Cap Portfolio - Service Class 2                             0.55%             0.25%
Franklin Income VIP Fund - Class 2(4)                                                  0.45%             0.25%
Franklin Mutual Shares VIP Fund - Class 2                                              0.60%             0.25%
Goldman Sachs VIT Large Cap Value Fund - Service Shares(5)                             0.74%             0.25%
Invesco V.I. International Growth Fund - Series II Shares(6)                           0.71%             0.25%
LVIP Baron Growth Opportunities Fund - Service Class(7)                                1.00%             0.25%
LVIP BlackRock Emerging Markets RPM Fund - Service Class(8)                            0.55%             0.25%
LVIP BlackRock Equity Dividend RPM Fund - Service Class(9)                             0.74%             0.25%
LVIP BlackRock Inflation Protected Bond Fund - Service Class(10)                       0.42%             0.25%
LVIP Capital Growth Fund - Service Class                                               0.69%             0.25%
LVIP Clarion Global Real Estate Fund - Service Class(11)                               0.69%             0.25%
LVIP Columbia Small-Mid Cap Growth RPM Fund - Service Class(12)                        0.84%             0.25%
LVIP Delaware Bond Fund - Service Class                                                0.31%             0.35%
LVIP Delaware Diversified Floating Rate Fund - Service Class                           0.58%             0.25%
LVIP Delaware Social Awareness Fund - Service Class                                    0.38%             0.35%
LVIP Delaware Special Opportunities Fund - Service Class                               0.39%             0.35%
LVIP Dimensional Non-U.S. Equity RPM Fund - Service Class(13)                          0.25%             0.25%
LVIP Dimensional U.S. Equity RPM Fund - Service Class(10)                              0.25%             0.25%
LVIP Dimensional/Vanguard Total Bond Fund - Service Class(14)                          0.25%             0.25%
LVIP Global Income Fund - Service Class(15)                                            0.65%             0.25%
LVIP JPMorgan High Yield Fund - Service Class(16)                                      0.65%             0.25%
LVIP JPMorgan Mid Cap Value RPM Fund - Service Class(17)                               0.89%             0.25%
LVIP Managed Risk Profile Conservative Fund - Service Class(10)                        0.25%             0.25%
LVIP Managed Risk Profile Growth Fund - Service Class(10)                              0.25%             0.25%
LVIP Managed Risk Profile Moderate Fund - Service Class(10)                            0.25%             0.25%
LVIP MFS International Growth Fund - Service Class(18)                                 0.85%             0.25%
LVIP MFS Value Fund - Service Class(11)                                                0.62%             0.25%
LVIP Mid-Cap Value Fund - Service Class(19)                                            0.90%             0.25%
LVIP Mondrian International Value Fund - Service Class                                 0.69%             0.25%



                                                                                       Other
                                                                                       Expenses
                                                                                       (before any       Acquired
                                                                                       waivers/          Fund
                                                                                       reimburse-        Fees and
                                                                                   +   ments)        +   Expenses   =
American Funds International Fund - Class 2                                               0.05%            0.00%
BlackRock Global Allocation V.I. Fund - Class III(1)                                      0.24%            0.00%
ClearBridge Variable Mid Cap Core Portfolio - Class II                                    0.14%            0.00%
Delaware VIP (Reg. TM) Diversified Income Series - Service Class(2)                       0.08%            0.00%
Delaware VIP (Reg. TM) Emerging Markets Series - Service Class(2)                         0.16%            0.00%
Delaware VIP (Reg. TM) Limited-Term Diversified Income Series - Service Class(2)          0.08%            0.00%
Delaware VIP (Reg. TM) REIT Series - Service Class(2)                                     0.09%            0.00%
Delaware VIP (Reg. TM) Small Cap Value Series - Service Class(2)                          0.08%            0.00%
Delaware VIP (Reg. TM) Smid Cap Growth Series - Service Class(2)                          0.09%            0.00%
Delaware VIP (Reg. TM) U. S. Growth Series - Service Class(2)                             0.09%            0.00%
Delaware VIP (Reg. TM) Value Series - Service Class(2)                                    0.07%            0.00%
DWS Alternative Asset Allocation VIP Portfolio - Class B(3)                               0.32%            1.23%
Fidelity (Reg. TM) VIP Contrafund (Reg. TM) Portfolio - Service Class 2                   0.09%            0.00%
Fidelity (Reg. TM) VIP Growth Portfolio - Service Class 2                                 0.11%            0.00%
Fidelity (Reg. TM) VIP Mid Cap Portfolio - Service Class 2                                0.09%            0.00%
Franklin Income VIP Fund - Class 2(4)                                                     0.02%            0.00%
Franklin Mutual Shares VIP Fund - Class 2                                                 0.11%            0.00%
Goldman Sachs VIT Large Cap Value Fund - Service Shares(5)                                0.05%            0.00%
Invesco V.I. International Growth Fund - Series II Shares(6)                              0.31%            0.01%
LVIP Baron Growth Opportunities Fund - Service Class(7)                                   0.06%            0.00%
LVIP BlackRock Emerging Markets RPM Fund - Service Class(8)                               0.31%            0.05%
LVIP BlackRock Equity Dividend RPM Fund - Service Class(9)                                0.10%            0.01%
LVIP BlackRock Inflation Protected Bond Fund - Service Class(10)                          0.06%            0.02%
LVIP Capital Growth Fund - Service Class                                                  0.07%            0.00%
LVIP Clarion Global Real Estate Fund - Service Class(11)                                  0.08%            0.00%
LVIP Columbia Small-Mid Cap Growth RPM Fund - Service Class(12)                           0.11%            0.01%
LVIP Delaware Bond Fund - Service Class                                                   0.06%            0.00%
LVIP Delaware Diversified Floating Rate Fund - Service Class                              0.07%            0.00%
LVIP Delaware Social Awareness Fund - Service Class                                       0.07%            0.00%
LVIP Delaware Special Opportunities Fund - Service Class                                  0.07%            0.00%
LVIP Dimensional Non-U.S. Equity RPM Fund - Service Class(13)                             0.12%            0.44%
LVIP Dimensional U.S. Equity RPM Fund - Service Class(10)                                 0.08%            0.24%
LVIP Dimensional/Vanguard Total Bond Fund - Service Class(14)                             0.06%            0.17%
LVIP Global Income Fund - Service Class(15)                                               0.09%            0.01%
LVIP JPMorgan High Yield Fund - Service Class(16)                                         0.08%            0.00%
LVIP JPMorgan Mid Cap Value RPM Fund - Service Class(17)                                  0.10%            0.01%
LVIP Managed Risk Profile Conservative Fund - Service Class(10)                           0.03%            0.44%
LVIP Managed Risk Profile Growth Fund - Service Class(10)                                 0.02%            0.43%
LVIP Managed Risk Profile Moderate Fund - Service Class(10)                               0.02%            0.46%
LVIP MFS International Growth Fund - Service Class(18)                                    0.10%            0.00%
LVIP MFS Value Fund - Service Class(11)                                                   0.07%            0.00%
LVIP Mid-Cap Value Fund - Service Class(19)                                               0.11%            0.00%
LVIP Mondrian International Value Fund - Service Class                                    0.07%            0.00%



                                                                                                               Total
                                                                                   Total         Total         Expenses
                                                                                   Expenses      Contractual   (after
                                                                                   (before any   waivers/      Contractual
                                                                                   waivers/      reimburse-    waivers/
                                                                                   reimburse-    ments         reimburse-
                                                                                   ments)        (if any)      ments)
American Funds International Fund - Class 2                                           0.79%           0.00%         0.79%
BlackRock Global Allocation V.I. Fund - Class III(1)                                  1.11%          -0.14%         0.97%
ClearBridge Variable Mid Cap Core Portfolio - Class II                                1.14%           0.00%         1.14%
Delaware VIP (Reg. TM) Diversified Income Series - Service Class(2)                   0.97%          -0.05%         0.92%
Delaware VIP (Reg. TM) Emerging Markets Series - Service Class(2)                     1.71%          -0.05%         1.66%
Delaware VIP (Reg. TM) Limited-Term Diversified Income Series - Service Class(2)      0.86%          -0.05%         0.81%
Delaware VIP (Reg. TM) REIT Series - Service Class(2)                                 1.14%          -0.05%         1.09%
Delaware VIP (Reg. TM) Small Cap Value Series - Service Class(2)                      1.10%          -0.05%         1.05%
Delaware VIP (Reg. TM) Smid Cap Growth Series - Service Class(2)                      1.13%          -0.05%         1.08%
Delaware VIP (Reg. TM) U. S. Growth Series - Service Class(2)                         1.04%          -0.05%         0.99%
Delaware VIP (Reg. TM) Value Series - Service Class(2)                                1.01%          -0.05%         0.96%
DWS Alternative Asset Allocation VIP Portfolio - Class B(3)                           2.16%          -0.36%         1.80%
Fidelity (Reg. TM) VIP Contrafund (Reg. TM) Portfolio - Service Class 2               0.89%           0.00%         0.89%
Fidelity (Reg. TM) VIP Growth Portfolio - Service Class 2                             0.91%           0.00%         0.91%
Fidelity (Reg. TM) VIP Mid Cap Portfolio - Service Class 2                            0.89%           0.00%         0.89%
Franklin Income VIP Fund - Class 2(4)                                                 0.72%           0.00%         0.72%
Franklin Mutual Shares VIP Fund - Class 2                                             0.96%           0.00%         0.96%
Goldman Sachs VIT Large Cap Value Fund - Service Shares(5)                            1.04%          -0.04%         1.00%
Invesco V.I. International Growth Fund - Series II Shares(6)                          1.28%          -0.01%         1.27%
LVIP Baron Growth Opportunities Fund - Service Class(7)                               1.31%          -0.03%         1.28%
LVIP BlackRock Emerging Markets RPM Fund - Service Class(8)                           1.16%          -0.05%         1.11%
LVIP BlackRock Equity Dividend RPM Fund - Service Class(9)                            1.10%          -0.08%         1.02%
LVIP BlackRock Inflation Protected Bond Fund - Service Class(10)                      0.75%           0.00%         0.75%
LVIP Capital Growth Fund - Service Class                                              1.01%           0.00%         1.01%
LVIP Clarion Global Real Estate Fund - Service Class(11)                              1.02%           0.00%         1.02%
LVIP Columbia Small-Mid Cap Growth RPM Fund - Service Class(12)                       1.21%          -0.04%         1.17%
LVIP Delaware Bond Fund - Service Class                                               0.72%           0.00%         0.72%
LVIP Delaware Diversified Floating Rate Fund - Service Class                          0.90%           0.00%         0.90%
LVIP Delaware Social Awareness Fund - Service Class                                   0.80%           0.00%         0.80%
LVIP Delaware Special Opportunities Fund - Service Class                              0.81%           0.00%         0.81%
LVIP Dimensional Non-U.S. Equity RPM Fund - Service Class(13)                         1.06%          -0.02%         1.04%
LVIP Dimensional U.S. Equity RPM Fund - Service Class(10)                             0.82%           0.00%         0.82%
LVIP Dimensional/Vanguard Total Bond Fund - Service Class(14)                         0.73%          -0.05%         0.68%
LVIP Global Income Fund - Service Class(15)                                           1.00%          -0.07%         0.93%
LVIP JPMorgan High Yield Fund - Service Class(16)                                     0.98%          -0.02%         0.96%
LVIP JPMorgan Mid Cap Value RPM Fund - Service Class(17)                              1.25%          -0.06%         1.19%
LVIP Managed Risk Profile Conservative Fund - Service Class(10)                       0.97%           0.00%         0.97%
LVIP Managed Risk Profile Growth Fund - Service Class(10)                             0.95%           0.00%         0.95%
LVIP Managed Risk Profile Moderate Fund - Service Class(10)                           0.98%           0.00%         0.98%
LVIP MFS International Growth Fund - Service Class(18)                                1.20%          -0.10%         1.10%
LVIP MFS Value Fund - Service Class(11)                                               0.94%           0.00%         0.94%
LVIP Mid-Cap Value Fund - Service Class(19)                                           1.26%          -0.01%         1.25%
LVIP Mondrian International Value Fund - Service Class                                1.01%           0.00%         1.01%

                                                                            Management         12b-1 Fees
                                                                            Fees (before       (before any
                                                                            any waivers/       waivers/
                                                                            reimburse-         reimburse-
                                                                            ments)         +   ments)
LVIP Money Market Fund - Service Class                                          0.37%             0.25%
LVIP PIMCO Low Duration Bond Fund - Service Class(20)                           0.50%             0.25%
LVIP SSgA Bond Index Fund - Service Class(21)                                   0.40%             0.25%
LVIP SSgA Conservative Index Allocation Fund - Service Class(22)                0.25%             0.25%
LVIP SSgA Conservative Structured Allocation Fund - Service Class(23)           0.25%             0.25%
LVIP SSgA Developed International 150 Fund - Service Class(11)                  0.33%             0.25%
LVIP SSgA Emerging Markets 100 Fund - Service Class(11)                         0.34%             0.25%
LVIP SSgA Global Tactical Allocation RPM Fund - Service Class(24)               0.40%             0.25%
LVIP SSgA International Index Fund - Service Class(25)                          0.40%             0.25%
LVIP SSgA Large Cap 100 Fund - Service Class(11)                                0.31%             0.25%
LVIP SSgA Moderate Index Allocation Fund - Service Class(26)                    0.25%             0.25%
LVIP SSgA Moderate Structured Allocation Fund - Service Class(27)               0.25%             0.25%
LVIP SSgA Moderately Aggressive Index Allocation Fund - Service Class(28)       0.25%             0.25%
LVIP SSgA Moderately Aggressive Structured Allocation Fund - Service
 Class(29)                                                                      0.25%             0.25%
LVIP SSgA S&P 500 Index Fund - Service Class                                    0.17%             0.25%
LVIP SSgA Small-Cap Index Fund - Service Class                                  0.32%             0.25%
LVIP SSgA Small-Mid Cap 200 Fund - Service Class(11)                            0.35%             0.25%
LVIP T. Rowe Price Growth Stock Fund - Service Class                            0.71%             0.25%
LVIP T. Rowe Price Structured Mid-Cap Growth Fund - Service Class               0.72%             0.25%
LVIP Templeton Growth RPM Fund - Service Class(10)                              0.70%             0.25%
LVIP UBS Large Cap Growth RPM Fund - Service Class(30)                          0.75%             0.25%
LVIP Vanguard Domestic Equity ETF Fund - Service Class(31)                      0.25%             0.25%
LVIP Vanguard International Equity ETF Fund - Service Class(32)                 0.25%             0.25%
MFS (Reg. TM) VIT Growth Series - Service Class                                 0.73%             0.25%
MFS (Reg. TM) VIT Utilities Series - Service Class                              0.73%             0.25%
Templeton Global Bond VIP Fund - Class 2(4)                                     0.46%             0.25%



                                                                                Other                            Total
                                                                                Expenses                         Expenses
                                                                                (before any       Acquired       (before any
                                                                                waivers/          Fund           waivers/
                                                                                reimburse-        Fees and       reimburse-
                                                                            +   ments)        +   Expenses   =   ments)
LVIP Money Market Fund - Service Class                                             0.07%            0.00%           0.69%
LVIP PIMCO Low Duration Bond Fund - Service Class(20)                              0.20%            0.00%           0.95%
LVIP SSgA Bond Index Fund - Service Class(21)                                      0.09%            0.00%           0.74%
LVIP SSgA Conservative Index Allocation Fund - Service Class(22)                   0.13%            0.34%           0.97%
LVIP SSgA Conservative Structured Allocation Fund - Service Class(23)              0.05%            0.36%           0.91%
LVIP SSgA Developed International 150 Fund - Service Class(11)                     0.08%            0.00%           0.66%
LVIP SSgA Emerging Markets 100 Fund - Service Class(11)                            0.15%            0.00%           0.74%
LVIP SSgA Global Tactical Allocation RPM Fund - Service Class(24)                  0.05%            0.32%           1.02%
LVIP SSgA International Index Fund - Service Class(25)                             0.11%            0.00%           0.76%
LVIP SSgA Large Cap 100 Fund - Service Class(11)                                   0.05%            0.00%           0.61%
LVIP SSgA Moderate Index Allocation Fund - Service Class(26)                       0.06%            0.33%           0.89%
LVIP SSgA Moderate Structured Allocation Fund - Service Class(27)                  0.03%            0.36%           0.89%
LVIP SSgA Moderately Aggressive Index Allocation Fund - Service Class(28)          0.06%            0.33%           0.89%
LVIP SSgA Moderately Aggressive Structured Allocation Fund - Service
 Class(29)                                                                         0.04%            0.37%           0.91%
LVIP SSgA S&P 500 Index Fund - Service Class                                       0.06%            0.00%           0.48%
LVIP SSgA Small-Cap Index Fund - Service Class                                     0.07%            0.00%           0.64%
LVIP SSgA Small-Mid Cap 200 Fund - Service Class(11)                               0.07%            0.00%           0.67%
LVIP T. Rowe Price Growth Stock Fund - Service Class                               0.07%            0.00%           1.03%
LVIP T. Rowe Price Structured Mid-Cap Growth Fund - Service Class                  0.07%            0.00%           1.04%
LVIP Templeton Growth RPM Fund - Service Class(10)                                 0.09%            0.01%           1.05%
LVIP UBS Large Cap Growth RPM Fund - Service Class(30)                             0.10%            0.01%           1.11%
LVIP Vanguard Domestic Equity ETF Fund - Service Class(31)                         0.09%            0.11%           0.70%
LVIP Vanguard International Equity ETF Fund - Service Class(32)                    0.14%            0.19%           0.83%
MFS (Reg. TM) VIT Growth Series - Service Class                                    0.05%            0.00%           1.03%
MFS (Reg. TM) VIT Utilities Series - Service Class                                 0.07%            0.00%           1.05%
Templeton Global Bond VIP Fund - Class 2(4)                                        0.05%            0.00%           0.76%



                                                                                          Total
                                                                            Total         Expenses
                                                                            Contractual   (after
                                                                            waivers/      Contractual
                                                                            reimburse-    waivers/
                                                                            ments         reimburse-
                                                                            (if any)      ments)
LVIP Money Market Fund - Service Class                                           0.00%         0.69%
LVIP PIMCO Low Duration Bond Fund - Service Class(20)                           -0.10%         0.85%
LVIP SSgA Bond Index Fund - Service Class(21)                                   -0.11%         0.63%
LVIP SSgA Conservative Index Allocation Fund - Service Class(22)                -0.18%         0.79%
LVIP SSgA Conservative Structured Allocation Fund - Service Class(23)           -0.10%         0.81%
LVIP SSgA Developed International 150 Fund - Service Class(11)                   0.00%         0.66%
LVIP SSgA Emerging Markets 100 Fund - Service Class(11)                          0.00%         0.74%
LVIP SSgA Global Tactical Allocation RPM Fund - Service Class(24)               -0.10%         0.92%
LVIP SSgA International Index Fund - Service Class(25)                          -0.04%         0.72%
LVIP SSgA Large Cap 100 Fund - Service Class(11)                                 0.00%         0.61%
LVIP SSgA Moderate Index Allocation Fund - Service Class(26)                    -0.11%         0.78%
LVIP SSgA Moderate Structured Allocation Fund - Service Class(27)               -0.10%         0.79%
LVIP SSgA Moderately Aggressive Index Allocation Fund - Service Class(28)       -0.11%         0.78%
LVIP SSgA Moderately Aggressive Structured Allocation Fund - Service
 Class(29)                                                                      -0.10%         0.81%
LVIP SSgA S&P 500 Index Fund - Service Class                                     0.00%         0.48%
LVIP SSgA Small-Cap Index Fund - Service Class                                   0.00%         0.64%
LVIP SSgA Small-Mid Cap 200 Fund - Service Class(11)                             0.00%         0.67%
LVIP T. Rowe Price Growth Stock Fund - Service Class                             0.00%         1.03%
LVIP T. Rowe Price Structured Mid-Cap Growth Fund - Service Class                0.00%         1.04%
LVIP Templeton Growth RPM Fund - Service Class(10)                               0.00%         1.05%
LVIP UBS Large Cap Growth RPM Fund - Service Class(30)                          -0.11%         1.00%
LVIP Vanguard Domestic Equity ETF Fund - Service Class(31)                      -0.05%         0.65%
LVIP Vanguard International Equity ETF Fund - Service Class(32)                 -0.09%         0.74%
MFS (Reg. TM) VIT Growth Series - Service Class                                  0.00%         1.03%
MFS (Reg. TM) VIT Utilities Series - Service Class                               0.00%         1.05%
Templeton Global Bond VIP Fund - Class 2(4)                                      0.00%         0.76%



(1) As described in the "Management of the Funds" section of the Fund's prospectus, Blackrock has contractually agreed to waive and/or reimburse fees or expenses in order to limit Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements (excluding Dividend Expense, Interest Expense, Acquired Fund Fees and Expenses and certain other Fund expenses) to 1.50% of average daily net assets until May 1, 2015. Blackrock has also contractually agreed to reimburse fees in order to limit certain operational and recordkeeping fees to .07% of average daily net assets until May 1, 2015. Each of these contractual agreements may be terminated upon 90 days notice by a majority of the non-interested directors of the Fund or by a vote of a majority of the outstanding voting securities of the Fund.

(2) The Service Class shares are subject to a 12b-1 fee of 0.30% of average daily net assets. The Series' distributor, Delaware Distributors, L.P., has contracted to limit the 12b-1 fees to no more than 0.25% of average daily net assets from April 30, 2014 to April 30, 2015.



(3) Through April 30, 2015, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses of the portfolio to the extent necessary to maintain the portfolio's total annual operating expenses at ratios no higher than 0.57% for Class B shares, excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest expense and acquired funds (underlying funds) fees and expenses (estimated at 1.27%). The agreement may be terminated with the consent of the fund's Board.

(4) The Fund administration fee is paid indirectly through the management fee.

(5) The Investment Adviser has agreed to (i) waive a portion of the management fee in order to achieve an effective net management fee rate of 0.72% of the Fund's average daily net assets, and (ii) reduce or limit "Other Expenses" (excluding acquired fund fees and expenses, transfer agency fees and expenses, taxes, interest, brokerage fees, litigation, indemnification, shareholder meeting and other extraordinary expenses) to 0.004% of the Fund's average daily net assets. Each arrangement will remain in effect through at least April 30, 2015 and prior to such date the Investment Adviser may not terminate the arrangements without the approval of the Board of Trustees. The Fund's "Other Expenses" may be further reduced by any custody and transfer agency fee credits received by the Fund.

(6) Invesco Advisers, Inc. ("Invesco or the Adviser") has contractually agreed to waive a portion of the Fund's management fee in an amount equal to the net management fee that Invesco earns on the Fund's investments in certain affiliated funds. This waiver will have the effect of reducing Acquired Fund Fees and Expenses that are indirectly borne by the Fund. Unless Invesco continues the fee waiver agreement, it will terminate on April 30, 2015. The fee waiver agreement cannot be terminated during its term.

(7) Lincoln Investment Advisors Corporation (the "adviser") has contractually agreed to waive the following portion of its advisory fee: 0.00% on the first $250 million of the Fund's average daily net assets; 0.05% on the next $250 million of the Fund's average daily net assets; and 0.10% in excess of $500 million of the Fund's average daily net assets. The agreement will continue at least through April 30, 2015 and cannot be terminated before that date without the mutual agreement of the Fund's board of trustees and the adviser.

(8) The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to the average net assets appearing in the Financial Highlights table which reflects only the operating expenses of the Fund and does not include AFFE. Lincoln Investment Advisors Corporation (the "adviser") has contractually agreed to waive the following portion of its advisory fee:
      0.05% of the Fund's average daily net assets. The agreement will continue at least through April 30, 2015 and cannot be terminated before that date without the mutual agreement of the Fund's board of trustees and the adviser.

(9) Lincoln Investment Advisors Corporation (the "adviser") has contractually agreed to waive the following portion of its advisory fee: 0.05% on the first $250 million of the Fund's average daily net assets; 0.10% on the next $500 million of the Fund's average daily net assets and 0.13% of the Fund's average daily net assets in excess of $750 million. The agreement will continue at least through April 30, 2015 and cannot be terminated before that date without the mutual agreement of the Fund's board of trustees and the adviser. The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to the average net assets appearing in the Financial Highlights table which reflects only the operating expenses of the Fund and does not include AFFE.

(10) The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to the average net assets appearing in the Financial Highlights table which reflects only the operating expenses of the Fund and does not include AFFE.

(11)  The Management Fee was restated to reflect the current fee of the Fund.

(12) Lincoln Investment Advisors Corporation (the "adviser") has contractually agreed to waive the following portion of its advisory fee: 0.10% on the first $25 million of the Fund's average daily net assets and 0.05% on the next $50 million of the Fund's average daily net assets. The agreement will continue at least through April 30, 2015 and cannot be terminated before that date without the mutual agreement of the Fund's board of trustees and the adviser. The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to the average net assets appearing in the Financial Highlights table which reflects only the operating expenses of the Fund and does not include AFFE.

(13) The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to the average net assets appearing in the Financial Highlights table which reflects only the operating expenses of the Fund and does not include AFFE. Lincoln Investment Advisors Corporation (the "adviser") has contractually agreed to reimburse the Fund to the extent that the Total Annual Fund Operating Expenses (excluding AFFE) exceed 0.60% of the Fund's average daily net assets Service Class. The agreement will continue at least through April 30, 2015 and cannot be terminated before that date without the mutual agreement of the Fund's board of trustees and the adviser.

(14) The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to the average net assets appearing in the Financial Highlights table which reflects only the operating expenses of the Fund and does not include AFFE. Lincoln Investment Advisors Corporation (the "adviser") has contractually agreed to waive the following portion of its advisory fee:
      0.05% of the Fund's average daily net assets. The agreement will continue at least through April 30, 2015 and cannot be terminated before that date without the mutual agreement of the Fund's board of trustees and the adviser.

(15) Lincoln Investment Advisors Corporation (the "adviser") has contractually agreed to waive the following portion of its advisory fee: 0.07% of the Fund's average daily net assets. The agreement will continue at least through April 30, 2015 and cannot be terminated before that date without the mutual agreement of the Fund's board of trustees and the adviser. The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to the average net assets appearing in the Financial Highlights table which reflects only the operating expenses of the Fund and does not include AFFE.

(16) Lincoln Investment Advisors Corporation (the "adviser") has contractually agreed to waive the following portion of its advisory fee: 0.05% of the Fund's average daily net assets in excess of $250 million. The agreement will continue at least through April 30, 2015 and cannot be terminated before that date without the mutual agreement of the Fund's board of trustees and the adviser.

(17) Lincoln Investment Advisors Corporation (the "adviser") has contractually agreed to waive the following portion of its advisory fee: 0.12% of the first $60 million of the Fund's average daily net assets. The agreement will continue at least through April 30, 2015 and cannot be terminated before that date without the mutual agreement of the Fund's board of trustees and the adviser. The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to the average net assets appearing in the Financial Highlights table which reflects only the operating expenses of the Fund and does not include AFFE.

(18) Lincoln Investment Advisors Corporation (the "adviser") has contractually agreed to waive the following portion of its advisory fee: 0.10% of the Fund's average daily net assets. The agreement will continue at least through April 30, 2015 and cannot be terminated before that date without the mutual agreement of the Fund's board of trustees and the adviser.

(19) Lincoln Investment Advisors Corporation (the "adviser") has contractually agreed to waive the following portion of its advisory fee: 0.05% of the first $25 million of the Fund's average daily net assets. The agreement will continue at least through April 30, 2015 and cannot be terminated before that date without the mutual agreement of the Fund's board of trustees and the adviser.

(20) Other expenses and AFFE are based on estimates for the current fiscal year. Lincoln Investment Advisors Corporation (the "adviser") has contractually agreed to reimburse the Fund to the extent that the Total Annual Fund Operating Expenses (excluding AFFE) exceed 0.85% of the Fund's average daily net assets for the Service Class. The agreement will continue at least through April 30, 2015 and cannot be terminated before that date without the mutual agreement of the Fund's board of trustees and the adviser.

(21) Lincoln Investment Advisors Corporation (the "adviser") has contractually agreed to waive the following portion of its advisory fee: 0.07% of the first $500 million of the Fund's average daily net assets; 0.12% on the next $1.5 billion of the Fund's average daily net assets and 0.15% of the Fund's average daily net assets in excess of $2 billion. The agreement will continue at least through April 30, 2015 and cannot be terminated before that date without the mutual agreement of the Fund's board of trustees and the adviser.

(22) The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to the average net assets appearing in the Financial Highlights table which reflects only the operating expenses of the Fund and does not include AFFE. Lincoln Investment Advisors Corporation (the "adviser") has contractually agreed to waive the following portion of its advisory fee:
      0.10% of the Fund's average daily net assets. The adviser has also contractually agreed to reimburse the Fund to the extent that the Total Annual Fund Operating Expenses (excluding AFFE) exceed 0.45% of the Fund's average daily net assets for the Service Class. Both agreements will continue at least through April 30, 2015 and cannot be terminated before that date without the mutual agreement of the Fund's board of trustees and the adviser.

(23) The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to the average net assets appearing in the Financial Highlights table which reflects only the operating expenses of the Fund and does not include AFFE. Lincoln Investment Advisors Corporation (the "adviser") has contractually agreed to waive the following portion of its advisory fee:
      0.10% of the Fund's average daily net assets. The agreement will continue at least through April 30, 2015 and cannot be terminated before that date without the mutual agreement of the Fund's board of trustees and the adviser.

(24) The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to the average net assets appearing in the Financial Highlights table which reflects only the operating expenses of the Fund and does not include AFFE. The Management Fee was restated to reflect the current fee of the Fund. Lincoln Investment Advisors Corporation (the "adviser") has contractually agreed to waive the following portion of its advisory fee:
      0.10% of the Fund's average daily net assets. The agreement will continue at least through April 30, 2015 and cannot be terminated before that date without the mutual agreement of the Fund's board of trustees and the adviser.

(25) Lincoln Investment Advisors Corporation (the "adviser") has contractually agreed to waive the following portion of its advisory fee: 0.03% on the first $500 million of the Fund's average daily net assets and 0.05% of the Fund's average daily net assets in excess of $500 million. The agreement will continue at least through April 30, 2015 and cannot be terminated before that date without the mutual agreement of the Fund's board of trustees and the adviser.

(26) The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to the average net assets appearing in the Financial Highlights table which reflects only the operating expenses of the Fund and does not include AFFE. Lincoln Investment Advisors Corporation (the "adviser") has contractually agreed to waive the following portion of its advisory fee:
      0.10% of the Fund's average daily net assets. The adviser has also contractually agreed to reimburse the Fund to the extent that the Total Annual Fund Operating Expenses (excluding AFFE) exceed 0.45% of the Fund's average daily net assets for the Service Class. Both agreements will continue at least through April 30, 2015 and cannot be terminated before that date without the mutual agreement of the Fund's board of trustees and the adviser.

(27) The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to the average net assets appearing in the Financial Highlights table which reflects only the operating expenses of the Fund and does not include AFFE. Lincoln Investment Advisors Corporation (the "adviser") has contractually agreed to waive the following portion of its advisory fee:
      0.10% of the Fund's average daily net assets. The agreement will continue at least through April 30, 2015 and cannot be terminated before that date without the mutual agreement of the Fund's board of trustees and the adviser.

(28) The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to the average net assets appearing in the Financial Highlights table which reflects only the operating expenses of the Fund and does not include AFFE. Lincoln Investment Advisors Corporation (the "adviser") has contractually agreed to waive the following portion of its advisory fee:
      0.10% of the Fund's average daily net assets. The adviser has also contractually agreed to reimburse the Fund to the extent that the Total Annual Fund Operating Expenses (excluding AFFE) exceed 0.45% of the Fund's average daily net assets for the Service Class. Both agreements will continue at least through April 30, 2015 and cannot be terminated before that date without the mutual agreement of the Fund's board of trustees and the adviser.

(29) The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to the average net assets appearing in the Financial Highlights table which reflects only the operating expenses of the Fund and does not include AFFE. Lincoln Investment Advisors Corporation (the "adviser") has contractually agreed to waive the following portion of its advisory fee:
      0.10% of the Fund's average daily net assets. The agreement will continue at least through April 30, 2015 and cannot be terminated before that date without the mutual agreement of the Fund's board of trustees and the adviser.

(30) Lincoln Investment Advisors Corporation (the "adviser") has contractually agreed to waive the following portion of its advisory fee: 0.15% on the first $100 million of the Fund's average daily net assets and 0.10% of the Fund's average daily net assets in excess of $100 million. The agreement will continue at least through April 30, 2015 and cannot be terminated before that date without the mutual agreement of the Fund's board of trustees and the adviser. The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to the average net assets appearing in the Financial Highlights table which reflects only the operating expenses of the Fund and does not include AFFE.

(31) The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to the average net assets appearing in the Financial Highlights table which reflects only the operating expenses of the Fund and does not include AFFE. Lincoln Investment Advisors Corporation (the "adviser") has contractually agreed to waive the following portion of its advisory fee:
      0.05% of the Fund's average daily net assets. The agreement will continue at least through April 30, 2015 and cannot be terminated before that date without the mutual agreement of the Fund's board of trustees and the adviser.

(32) The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to the average net assets appearing in the Financial Highlights table which reflects only the operating expenses of the Fund and does not include AFFE. Lincoln Investment Advisors Corporation (the "adviser") has contractually agreed to waive the following portion of its advisory fee:
      0.05% of the Fund's average daily net assets. The adviser has also contractually agreed to reimburse the Fund to the extent that the Total Annual Fund Operating Expenses (excluding AFFE) exceed 0.55% of the Fund's average daily net assets for the Service Class. Both agreements will continue at least through April 30, 2015 and cannot be terminated before that date without the mutual agreement of the Fund's board of trustees and the adviser.



Certain underlying funds have reserved the right to impose fees when fund shares are redeemed within a specified period of time of purchase ("redemption fees") which are not reflected in the table above. As of the date of this prospectus, none have done so. See The Contracts - Market Timing for a discussion of redemption fees.

For information concerning compensation paid for the sale of the contracts, see Distribution of the Contracts.

EXAMPLES

The following Examples are intended to help you compare the cost of investing in the contract with the cost of investing in other variable annuity contracts. These costs include Contractowner transaction expenses, contract fees, separate account annual expenses, and fund fees and expenses. The Examples have been calculated using the fees and expenses of the funds prior to the application of any contractual waivers and/or reimbursements.


The first Example assumes that you invest $10,000 in the contract for the time periods indicated. The Example also assumes that your investment has a 5% return each year, the maximum fees and expenses of any of the funds and that the i4LIFE (Reg. TM) Advantage with the EGMDB Death Benefit and Guaranteed Income Benefit (Managed Risk) at the guaranteed maximum charge are in effect. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:


1) If you surrender your contract at the end of the applicable time period:

   1 year       3 years      5 years      10 years
-----------    ---------    ---------    ---------
   $1,162       $2,182       $3,268       $5,861

2) If you annuitize or do not surrender your contract at the end of the applicable time period:


 1 year      3 years      5 years      10 years
--------    ---------    ---------    ---------
   $642      $1,902       $3,128       $5,861


The next Example assumes that you invest $10,000 in the contract for the time periods indicated. The Example also assumes that your investment has a 5% return each year, the maximum fees and expenses of any of the funds and that the EGMDB and Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) at the guaranteed maximum charge are in effect. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:


1) If you surrender your contract at the end of the applicable time period:


   1 year       3 years      5 years      10 years
-----------    ---------    ---------    ---------
   $1,125       $2,115       $3,230       $6,145

2) If you annuitize or do not surrender your contract at the end of the applicable time period:


 1 year      3 years      5 years      10 years
--------    ---------    ---------    ---------
   $605      $1,835       $3,090       $6,145

For more information, see Charges and Other Deductions in this prospectus, and the prospectuses for the funds. Premium taxes may also apply, although they do not appear in the examples. Different fees and expenses not reflected in the examples may be imposed during a period in which Annuity Payouts are made. See The Contracts - Annuity Payouts. These examples should not be considered a representation of past or future expenses. Actual expenses may be more or less than those shown.



Summary of Common Questions
What kind of contract am I buying? This contract is an individual deferred flexible premium variable annuity contract between you and Lincoln New York. You may allocate your Purchase Payments to the VAA or to the fixed account. This prospectus primarily describes the variable side of the contract. See The Contracts.

What is the Variable Annuity Account (VAA)? It is a separate account we established under New York insurance law, and registered with the SEC as a unit investment trust. VAA assets are allocated to one or more Subaccounts, according to your investment choices. VAA assets are not chargeable with liabilities arising out of any other business which we may conduct. See Variable Annuity Account.


What are Investment Requirements? If you elect a Living Benefit Rider (except i4LIFE (Reg. TM) Advantage without Guaranteed Income Benefit), you will be subject to certain requirements for your Subaccount investments, which means you may be limited in how much you can invest in certain Subaccounts. Different Investment Requirements apply to different riders. If you elect Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) or i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit (Managed Risk), you will have more restrictive Investment Requirements. See The Contracts - Investment Requirements.


What are my investment choices? You may allocate your Purchase Payments to the VAA or to the fixed account, if available. Based upon your instruction for Purchase Payments, the VAA applies your Purchase Payments to buy shares in one or more of the investment options. In turn, each fund holds a portfolio of securities consistent with its investment policy. See Investments of the Variable Annuity Account - Description of the Funds.

Who invests my money? Several different investment advisers manage the investment options. See Investments of the Variable Annuity Account - Description of the Funds.

How does the contract work? If we approve your application, we will send you a contract. When you make Purchase Payments during the accumulation phase, you buy Accumulation Units. If you decide to receive an Annuity Payout, your Accumulation Units are converted to Annuity Units. Your Annuity Payouts will be based on the number of Annuity Units you receive and the value of each Annuity Unit on payout days. See The Contracts.

What charges do I pay under the contract? We apply a charge to the daily net asset value of the VAA that consists of a mortality and expense risk charge according to the Death Benefit you select. There is an administrative charge in addition to the mortality and expense risk charge. The charges for any riders applicable to your contract will also be deducted from your Contract Value, or Account Value if i4LIFE (Reg. TM) Advantage is elected. See Charges and Other Deductions.

Each Purchase Payment will be subject to a Premium Based Charge that will be deducted quarterly for seven years after the Purchase Payment is received by us. If you surrender the contract, the total remaining Premium Based Charge will be deducted from your surrender value. If you make a withdrawal above the Premium Based Charge Free Amount, a portion of the total remaining Premium

Based Charge will be deducted from your Contract Value at the time of the withdrawal.

If you withdraw Purchase Payments, you pay a surrender charge from 0% to 1.00% of the surrendered or withdrawn Purchase Payment, depending upon how long these payments have been invested in the contract. We may waive surrender charges in certain situations. See Charges and Other Deductions - Surrender Charge.

We reserve the right to charge a $25 fee for the 13th and each additional transfer during any Contract Year, excluding automatic dollar cost averaging, portfolio rebalancing and cross-reinvestment transfers. The transfer charge will not be imposed on the first 12 transfers during the Contract Year.

We will deduct any applicable premium tax from Purchase Payments or Contract Value, unless the governmental entity dictates otherwise, at the time the tax is incurred or at another time we choose.

See Expense Tables and Charges and Other Deductions for additional fees and expenses in these contracts.

The funds' investment management fees, expenses and expense limitations, if applicable, are more fully described in the prospectuses for the funds.

Charges may also be imposed during the regular income or Annuity Payout period, including i4LIFE (Reg. TM) Advantage, if elected. See The Contracts and Annuity Payouts.

For information about the compensation we pay for sales of contracts, see The Contracts - Distribution of the Contracts.


What Purchase Payments do I make, and how often? Subject to the minimum and maximum payment amounts, your payments are completely flexible. See The Contracts - Purchase Payments.

Am I limited in the amount of Purchase Payments I can make into the contract? Yes, Purchase Payments totaling $2 million or more are subject to Servicing Office approval. This amount takes into consideration the total Purchase Payments for all contracts issued by the Company (or its affiliates) in which you are the Contractowner, joint owner, or Annuitant.

If you elect a Living Benefit Rider (other than i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit), after the first anniversary of the rider effective date, once cumulative additional Purchase Payments exceed $100,000, additional Purchase Payments will be limited to $50,000 per Benefit Year. If you elect any version of i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit, no additional Purchase Payments will be allowed at any time after the Guaranteed Income Benefit has been elected. For more information about these restrictions and limitations, please see The Contracts - Purchase Payments section in this prospectus.


How will my Annuity Payouts be calculated? If you decide to annuitize, you may select an annuity option and start receiving Annuity Payouts from your contract as a fixed option or variable option or a combination of both. See Annuity Payouts - Annuity Options. Remember that participants in the VAA benefit from any gain, and take a risk of any loss, in the value of the securities in the funds' portfolios.

What happens if I die before I annuitize? Your Beneficiary will receive Death Benefit proceeds based upon the Death Benefit you select. Your Beneficiary has options as to how the Death Benefit is paid. In the alternative, you may choose to receive a Death Benefit on the death of the Annuitant. See The Contracts - Death Benefit.

May I transfer Contract Value between variable options and between the variable and fixed sides of the contract? Yes, subject to certain restrictions. Generally, transfers made before the Annuity Commencement Date are restricted to no more than twelve (12) per Contract Year. The minimum amount that can be transferred to the fixed account is $2,000 (unless the total amount in the Subaccounts is less than $2,000). If transferring funds from the fixed account to the Subaccount, you may only transfer 25% of the total value invested in the fixed account in any 12-month period. The minimum amount that may be transferred is $300. If permitted by your contract, we may discontinue accepting transfers into the fixed side of the contract at any time. See The Contracts - Transfers On or Before the Annuity Commencement Date and Transfers After the Annuity Commencement Date. For further information, see also the Fixed Side of the Contract.


What are Living Benefit Riders? Living Benefit Riders are optional riders available to purchase for an additional fee. These riders offer either a minimum withdrawal benefit (Lincoln SmartSecurity (Reg. TM) Advantage), an income benefit (Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) and Lincoln Lifetime IncomeSM Advantage 2.0), or a minimum Annuity Payout (i4LIFE (Reg. TM) Advantage with or without the Guaranteed Income Benefit). If you select a Living Benefit Rider, Excess Withdrawals may have adverse effects on the benefit (especially during times of poor investment performance), and you will be subject to Investment Requirements (unless you elect i4LIFE (Reg. TM) Advantage without Guaranteed Income Benefit). Excess Withdrawals under certain Living Benefit Riders may result in a reduction or premature termination of those benefits or of those riders. If you are not certain how an Excess Withdrawal will reduce your future guaranteed amounts, you should contact either your registered representative or us prior to requesting a withdrawal to find out what, if any, impact the Excess Withdrawal will have on any guarantees under the Living Benefit Rider. For contracts issued on or after August 26, 2013, Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) is available for election only at the time the contract is purchased. The following Living Benefit Riders are no longer available for purchase: Lincoln Lifetime IncomeSM Advantage

2.0 and Lincoln SmartSecurity (Reg. TM) Advantage. Prior versions of i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit may also be unavailable unless otherwise guaranteed under a rider you have purchased. The Managed Risk riders were formerly called Protected Funds riders. Any guarantees under the contract that exceed your Contract Value are subject to our financial strength and claims-paying ability.

What is Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk)? Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) is a rider that you may purchase for an additional charge and which provides on an annual basis guaranteed periodic withdrawals up to a guaranteed amount based on an Income Base, a 5% Enhancement to the Income Base (less Purchase Payments received in that year) or Automatic Annual Step-ups to the Income Base, and age-based increases to the guaranteed periodic withdrawal amount. Withdrawals may be made up to the Guaranteed Annual Income amount as long as that amount is greater than zero. To continue these payments for life, you must elect i4LIFE (Reg. TM) Advantage or an Annuity Payout option under this contract. The Income Base is not available as a separate benefit upon death or surrender and is increased by subsequent Purchase Payments, 5% Enhancements to the Income Base (less Purchase Payments received in that year), Automatic Annual Step-ups to the Income Base and is decreased by certain withdrawals in accordance with provisions described in this prospectus. See The Contracts - Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk). You may not simultaneously elect Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) and another one of the Living Benefit Riders. By electing this rider you will be subject to Investment Requirements. See The Contracts - Investment Requirements.

A prior version of this rider, Lincoln Lifetime IncomeSM Advantage 2.0, provided a lower Guaranteed Annual Income amount percentage and less restrictive Investment Requirements. This version is no longer available for purchase.

What is Lincoln SmartSecurity (Reg. TM) Advantage? This benefit provides a Guaranteed Amount equal to the initial Purchase Payment (or Contract Value at the time of election) as adjusted. You may access this benefit through periodic withdrawals. Excess Withdrawals will adversely affect the Guaranteed Amount. See The Contracts - Lincoln SmartSecurity (Reg. TM) Advantage. You cannot simultaneously elect Lincoln SmartSecurity (Reg. TM) Advantage with any other Living Benefit Rider. By electing this benefit, you will be subject to Investment Requirements. See The Contracts - Investment Requirements. This rider is no longer available for purchase.


What is i4LIFE (Reg. TM) Advantage? i4LIFE (Reg. TM) Advantage is an Annuity Payout option, available for purchase at an additional charge, that provides periodic variable lifetime income payments, a Death Benefit, and the ability to make withdrawals during a defined period of time (Access Period). For an additional charge, you may purchase a minimum payout floor, the Guaranteed Income Benefit. We assess a charge, imposed only during the i4LIFE (Reg. TM) Advantage payout phase, based on the i4LIFE (Reg. TM) Advantage Death Benefit you choose and whether or not the Guaranteed Income Benefit is in effect.


What is i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit? The Guaranteed Income Benefit provides a minimum payout floor for your i4LIFE (Reg. TM) Advantage Regular Income Payments. By electing this benefit, you will be subject to specific Investment Requirements. See The Contracts - Investment Requirements. The Guaranteed Income Benefit is purchased when you elect i4LIFE (Reg. TM) Advantage or any time during the Access Period subject to terms and conditions at that time. The minimum floor is based on the Contract Value at the time you elect i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit. Certain Living Benefit Riders have features that may be used to establish the amount of the Guaranteed Income Benefit. You may use your Income Base from Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) to establish the Guaranteed Income Benefit (Managed Risk) at the time you terminate that rider to purchase i4LIFE (Reg. TM) Advantage. The Guaranteed Amount or Income Base from other Living Benefit Riders may also be used to establish the i4LIFE (Reg.
TM) Advantage Guaranteed Income Benefit. See The Contracts - Living Benefit Riders - Guaranteed Income Benefit with i4LIFE (Reg. TM) Advantage, Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) and Lincoln SmartSecurity (Reg.
TM) Advantage. i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit (Managed
Risk) is the only version of this rider available for purchase unless you are guaranteed to elect a prior version under another Living Benefit Rider.

May I surrender the contract or make a withdrawal? Yes, subject to contract requirements and to the restrictions of any qualified retirement plan for which the contract was purchased. See The Contracts - Surrenders and Withdrawals. If you surrender the contract or make a withdrawal, certain charges may apply. See Charges and Other Deductions. A portion of surrender or withdrawal proceeds may be taxable. In addition, if you decide to take a distribution before age 591/2, a 10% Internal Revenue Service (IRS) tax penalty may apply. A surrender or a withdrawal also may be subject to 20% withholding. See Federal Tax Matters.


Do I get a free look at this contract? Yes. You can cancel the contract within ten days of the date you first receive the contract. You need to return the contract, postage prepaid, to our Servicing Office. You assume the risk of any market drop on Purchase Payments you allocate to the variable side of the contract. See Return Privilege.

Where may I find more information about Accumulation Unit values? Appendix A to this prospectus provides more information about Accumulation Unit values.



Investment Results
At times, the VAA may compare its investment results to various unmanaged indices or other variable annuities in reports to shareholders, sales literature and advertisements. The results will be calculated on a total return basis for various periods, with or without surrender charges. Results calculated without surrender charges will be higher. Total returns include the reinvestment of all distributions, which are reflected in changes in unit value. The money market Subaccount's yield is based upon investment performance over a 7-day period, which is then annualized.

Note that there can be no assurance that any money market fund will be able to maintain a stable net asset value per share. During extended periods of low interest rates, and due in part to the contract fees and expenses, the yields of any Subaccount investing in a money market fund may also become extremely low and possibly negative.


The money market yield figure and annual performance of the Subaccounts are based on past performance and do not indicate or represent future performance.




Lincoln Life & Annuity Company of New York
Lincoln New York (the Company) is a stock life insurance company chartered in New Jersey in 1897 and redomesticated to New York on April 2, 2007. Lincoln New York is a subsidiary of The Lincoln National Life Insurance Company (Lincoln
Life). Lincoln Life is an Indiana-domiciled insurance company, engaged primarily in the direct issuance of life insurance contracts and annuities. Lincoln Life is wholly owned by Lincoln National Corporation (LNC), a publicly held insurance and financial services holding company incorporated in Indiana. Lincoln New York is obligated to pay all amounts promised to policy owners under the policies.


Depending on when you purchased your contract, you may be permitted to make allocations to the fixed account, which is part of our general account. See The Fixed Side of the Contract. In addition, any guarantees under the contract that exceed your Contract Value, such as those associated with Death Benefit options and Living Benefit Riders are paid from our general account (not the VAA). Therefore, any amounts that we may pay under the contract in excess of Contract Value are subject to our financial strength and claims-paying ability and our long-term ability to make such payments. With respect to the issuance of the contracts, Lincoln New York does not file periodic financial reports with the SEC pursuant to the exemption for life insurance companies provided under Rule 12h-7 of the Securities Exchange Act of 1934.


We issue other types of insurance policies and financial products as well, and we also pay our obligations under these products from our assets in the general account. Moreover, unlike assets held in the VAA, the assets of the general account are subject to the general liabilities of the Company and, therefore, to the Company's general creditors. In the event of an insolvency or receivership, payments we make from our general account to satisfy claims under the contract would generally receive the same priority as our other Contractowner obligations.

The general account is not segregated or insulated from the claims of the insurance company's creditors. Investors look to the financial strength of the insurance companies for these insurance guarantees. Therefore, guarantees provided by the insurance company as to benefits promised in the prospectus are subject to the claims paying ability of the insurance company and are subject to the risk that the insurance company may not be able to cover or may default on its obligations under those guarantees.

Our Financial Condition. Among the laws and regulations applicable to us as an insurance company are those which regulate the investments we can make with assets held in our general account. In general, those laws and regulations determine the amount and type of investments which we can make with general account assets.

In addition, state insurance regulations require that insurance companies calculate and establish on their financial statements, a specified amount of reserves in order to meet the contractual obligations to pay the claims of our policyholders. In order to meet our claims-paying obligations, we regularly monitor our reserves to ensure we hold sufficient amounts to cover actual or expected contract and claims payments. However, it is important to note that there is no guarantee that we will always be able to meet our claims paying obligations, and that there are risks to purchasing any insurance product.

State insurance regulators also require insurance companies to maintain a minimum amount of capital in excess of liabilities, which acts as a cushion in the event that the insurer suffers a financial impairment, based on the inherent risks in the insurer's operations. These risks include those associated with losses that we may incur as the result of defaults on the payment of interest or principal on assets held in our general account, which include bonds, mortgages, general real estate investments, and stocks, as well as the loss in value of these investments resulting from a loss in their market value.

How to Obtain More Information. We encourage both existing and prospective policyholders to read and understand our financial statements. We prepare our financial statements on both a statutory basis and according to Generally Accepted Accounting Principles (GAAP). Our audited GAAP financial statements, as well as the financial statements of the VAA, are located in the SAI. If you would like a free copy of the SAI, please write to us at: PO Box 2348, Fort Wayne, IN 46801-2348, or call 1-888-868-2583. In addition, the Statement of Additional Information is available on the SEC's website at http://www.sec.gov. You may obtain our audited statutory financial statements and any unaudited statutory financial statements that may be available by visiting our website at www.LincolnFinancial.com.

You also will find on our website information on ratings assigned to us by one or more independent rating organizations. These ratings are opinions of an operating insurance company's financial capacity to meet the obligations of its insurance and annuity contracts based on its financial strength and/or claims-paying ability. Additional information about rating agencies is included in the Statement of Additional Information.

Lincoln Financial Group is the marketing name for Lincoln National Corporation (NYSE:LNC) and its affiliates. Through its affiliates, Lincoln Financial Group offers annuities, life, group life and disability insurance, 401(k) and 403(b) plans, and comprehensive financial planning and advisory services.



Variable Annuity Account (VAA)
On March 11, 1999, the VAA was established as an insurance company separate account under New York law. It is registered with the SEC as a unit investment trust under the provisions of the Investment Company Act of 1940 (1940 Act). The VAA is a segregated investment account, meaning that its assets may not be charged with liabilities resulting from any other business that we may conduct. Income, gains and losses, whether realized or not, from assets allocated to the VAA are, in accordance with the applicable annuity contracts, credited to or charged against the VAA. They are credited or charged without regard to any other income, gains or losses of Lincoln New York. We are the issuer of the contracts and the obligations set forth in the contract, other than those of the Contractowner, are ours. The VAA satisfies the definition of a separate account under the federal securities laws. We do not guarantee the investment performance of the VAA. Any investment gain or loss depends on the investment performance of the funds. You assume the full investment risk for all amounts placed in the VAA.

The VAA is used to support other annuity contracts offered by us in addition to the contracts described in this prospectus. The other annuity contracts supported by the VAA generally invest in the same funds as the contracts described in this prospectus. These other annuity contracts may have different charges that could affect the performance of their Subaccounts, and they offer different benefits.



Financial Statements

The December 31, 2013 financial statements of the VAA and the December 31, 2013 financial statements of Lincoln New York are located in the SAI. If you would like a free copy of the SAI, complete and mail the request on the last page of this prospectus, or call 1-888-868-2583.




Investments of the Variable Annuity Account
You decide the Subaccount(s) to which you allocate Purchase Payments. There is a separate Subaccount which corresponds to each class of each fund. You may change your allocation without penalty or charges. Shares of the funds will be sold at net asset value with no initial sales charge to the VAA in order to fund the contracts. The funds are required to redeem fund shares at net asset value upon our request.


Investment Advisers

As compensation for its services to the funds, each investment adviser for each fund receives a fee from the funds which is accrued daily and paid monthly. This fee is based on the net assets of each fund, as defined in the prospectuses for the funds.


Certain Payments We Receive with Regard to the Funds


With respect to a fund, including affiliated funds, the adviser and/or distributor, or an affiliate thereof, may make payments to us (or an affiliate) for certain administrative services we provide on behalf of the funds. Such services include, but are not limited to, recordkeeping; aggregating and processing purchase and redemption orders; providing Contractowners with statements showing their positions within the funds; processing dividend payments; providing subaccounting services for shares held by Contractowners; and forwarding shareholder communications, such as proxies, shareholder reports, dividend and tax notices, and printing and delivering prospectuses and updates to Contractowners. It is anticipated that such payments will be based on a percentage of assets of the particular fund attributable to the contracts along with certain other variable contracts issued or administered by us (or an affiliate). These percentages are negotiated and vary with each fund. Some advisers and/or distributors may pay us significantly more than other advisors and/or distributors and the amount we receive may be substantial. These percentages currently range up to 0.49%. We (or our affiliates) may profit from these payments or use these payments for a variety of purposes, including payment of expenses that we (and our affiliates) incur in promoting, marketing, and administering the contracts. These payments may be derived, in whole or in part, from the investment advisory fee deducted from fund assets. Contractowners, through their indirect investment in the funds, bear the costs of these investment advisory fees (see the funds' prospectuses for more information). Additionally, a fund's adviser and/or distributor or its affiliates may provide us with certain services that assist us in the distribution of the contracts.

In addition to the payments described above, most of the funds offered as part of this contract make payments to us under their distribution plans (12b-1 plans) for marketing and distribution programs and sales support, as well as amounts to participate in training and sales meetings. The payment rates range up to 0.35% based on the amount of assets invested in those funds. Payments made out of the assets of the fund will reduce the amount of assets that otherwise would be available for investment, and will reduce the fund's investment return. The dollar amount of future asset-based fees is not predictable because these fees are a percentage of the fund's average net assets, which can fluctuate over time. If, however, the value of the fund goes up, then so would the payment to us (or our affiliates). Conversely, if the value of the funds goes down, payments to us or our affiliates would decrease.



Description of the Funds

Each of the Subaccounts of the VAA is invested solely in shares of one of the funds available under the contract. Each fund may be subject to certain investment policies and restrictions which may not be changed without a majority vote of shareholders of that fund.


We select the funds offered through the contract based on several factors, including, without limitation, asset class coverage, the strength of the manager's reputation and tenure, brand recognition, performance, and the capability and qualification of each sponsoring investment firm. Another factor we consider during the initial selection process is whether the fund or an affiliate of the fund will make payments to us or our affiliates. We may also consider the ability of the fund to help manage volatility and our risks associated with the guarantees we provide under the contract and under optional riders, especially the Living Benefit Riders. We review each fund periodically after it is selected. Upon review, we may remove a fund or restrict allocation of additional Purchase Payments to a fund if we determine the fund no longer meets one or more of the factors and/or if the fund has not attracted significant Contractowner assets. Finally, when we develop a variable annuity product in cooperation with a fund family or distributor (e.g., a "private label" product), we generally will include funds based on recommendations made by the fund family or distributor, whose selection criteria may differ from our selection criteria.


Certain funds offered as part of this contract have similar investment objectives and policies to other portfolios managed by the adviser. The investment results of the funds, however, may be higher or lower than the other portfolios that are managed by the adviser or sub-adviser. There can be no assurance, and no representation is made, that the investment results of any of the funds will be comparable to the investment results of any other portfolio managed by the adviser or sub-adviser, if applicable.

Certain funds invest substantially all of their assets in other funds. As a result, you will pay fees and expenses at both fund levels. This will reduce your investment return. These arrangements are referred to as funds of funds or master-feeder funds. Funds of funds or master-feeder structures may have higher expenses than funds that invest directly in debt or equity securities.


Certain funds may employ risk management strategies to provide for downside protection during sharp downward movements in equity markets. These strategies could limit the upside participation of the fund in rising equity markets relative to other funds. The Death Benefits and Living Benefit Riders offered under the contract also provide protection in the event of a market downturn. Likewise, there are additional costs associated with the Death Benefits and Living Benefit Riders, which can limit the contract's upside participation in the markets. Many of these funds are included in the Investment Requirements associated with the Living Benefit Riders. For more information on these funds and their risk management strategies, please see the Investment Requirements section of this prospectus. You should consult with your registered representative to determine which combination of investment choices and Death Benefit and/or Living Benefit Rider purchases (if any) are appropriate for you.



Following are brief summaries of the fund descriptions. More detailed information may be obtained from the current prospectus for each fund. You should read each fund prospectus carefully before investing. Prospectuses for each fund are available by contacting us. In addition, if you receive a summary prospectus for a fund, you may obtain a full statutory prospectus by referring to the contact information for the fund company on the cover page of the summary prospectus. Please be advised that there is no assurance that any of the funds will achieve their stated objectives.



AIM Variable Insurance Funds (Invesco Variable Insurance Funds), advised by Invesco Advisers, Inc.

  o Invesco V.I. International Growth Fund (Series II Shares): Long-term growth of capital.
     This fund will be available on or about May 19, 2014. Consult your financial advisor.



AllianceBernstein Variable Products Series Fund, advised by AllianceBernstein,
    L.P.


  o AllianceBernstein VPS Global Thematic Growth Portfolio (Class B): Long-term growth of capital.

  o AllianceBernstein VPS Small/Mid Cap Value Portfolio (Class B): Long-term growth of capital.



American Funds Insurance Series (Reg. TM), advised by Capital Research and Management Company


  o Global Growth Fund (Class 2): Long-term growth of capital.

  o Global Small Capitalization Fund (Class 2): Long-term capital growth.

  o Growth Fund (Class 2): Capital growth.

  o Growth-Income Fund (Class 2): Long-term growth of capital and income.

  o International Fund (Class 2): Long-term growth of capital.



BlackRock Variable Series Funds, Inc.,advised by BlackRock Advisors, LLC and sub-advised by BlackRock Investment Management, LLC


  o BlackRock Global Allocation V.I. Fund (Class III): High total investment return.



Delaware VIP (Reg. TM) Trust, advised by Delaware Management Company*


  o Diversified Income Series (Service Class): Maximum long-term total return consistent with reasonable risk.

  o Emerging Markets Series (Service Class): Long-term capital appreciation.

  o Limited-Term Diversified Income Series (Service Class): Maximum total return, consistent with reasonable risk.

  o REIT Series (Service Class): Maximum long-term total return, with capital appreciation as a secondary objective.

  o Small Cap Value Series (Service Class): Capital appreciation.

  o Smid Cap Growth Series (Service Class): Long-term capital appreciation.

  o U.S. Growth Series (Service Class): Long-term capital appreciation.

  o Value Series (Service Class): Long-term capital appreciation.



DWS Variable Series II, advised by Deutsche Investment Management Americas, Inc. and sub-advised by RREEF America L.L.C.


  o DWS Alternative Asset Allocation VIP Portfolio (Class B): Capital appreciation; a fund of funds.



Fidelity (Reg. TM) Variable Insurance Products, advised by Fidelity Management and Research Company and sub-advised by FMR CO., Inc.


  o Contrafund (Reg. TM) Portfolio (Service Class 2): Long-term capital appreciation.

  o Growth Portfolio (Service Class 2): To achieve capital appreciation.

  o Mid Cap Portfolio (Service Class 2): Long-term growth of capital.


Franklin Templeton Variable Insurance Products Trust, advised by Franklin Advisers, Inc. for the Franklin Income VIP Fund and by Franklin Mutual Advisers, LLC for the Franklin Mutual Shares VIP Fund.

  o Franklin Income VIP Fund (Class 2): To maximize income while maintaining prospects for capital appreciation.
     (formerly Franklin Income Securities Fund)

  o Franklin Mutual Shares VIP Fund (Class 2): Capital appreciation; income is a secondary consideration.
     (formerly Mutual Shares Securities Fund)

  o Templeton Global Bond VIP Fund (Class 2): High current income consistent with preservation of capital; capital appreciation is a secondary objective.
     This fund will be available on or about May 19, 2014. Consult your financial advisor.



Goldman Sachs Variable Insurance Products Trust, advised by Goldman Sachs Asset
    Management, L.P.


  o Goldman Sachs VIT Large Cap Value Fund (Service Shares): Long-term capital appreciation.


Legg Mason Partners Variable Equity Trust, advised by Legg Mason Partners Fund Advisor, LLC.

  o ClearBridge Variable Mid Cap Core Portfolio (Class II): Long-term growth of capital.
     (Sub-advised by ClearBridge Investments, LLC)
     This fund will be available on or about May 19, 2014. Consult your financial advisor.



Lincoln Variable Insurance Products Trust, advised by Lincoln Investment
    Advisors Corporation.


  o LVIP Baron Growth Opportunities Fund (Service Class): Capital appreciation.

     (Sub-advised by BAMCO, Inc.)


  o LVIP BlackRock Emerging Markets RPM Fund (Service Class): To invest primarily in securities included in a broad-based emerging markets index and to seek to approximate as closely as possible, before fees and expenses, the performance of that index while seeking to control the level of portfolio volatility.
     (Sub-advised by BlackRock Investment Management, LLC)

  o LVIP BlackRock Equity Dividend RPM Fund (Service Class): Reasonable income by investing primarily in income-producing equity securities. (Sub-advised by BlackRock Investment Management, LLC)

  o LVIP BlackRock Inflation Protected Bond Fund (Service Class): To maximize real return, consistent with preservation of real capital and prudent investment management.

     (Sub-advised by BlackRock Financial Management, Inc.)


  o LVIP Capital Growth Fund (Service Class): Capital growth.

     (Sub-advised by Wellington Management)


  o LVIP Clarion Global Real Estate Fund (Service Class): Total return through a combination of current income and long-term capital appreciation. (Sub-advised by CBRE Clarion Securities LLC)

  o LVIP Columbia Small-Mid Cap Growth RPM Fund (Service Class): Capital appreciation.
     (Sub-advised by Columbia Management Investment Advisers, LLC)

  o LVIP Delaware Bond Fund (Service Class): Maximum current income (yield) consistent with a prudent investment strategy.

     (Sub-advised by Delaware Management Company)*


  o LVIP Delaware Diversified Floating Rate Fund (Service Class): Total return.

     (Sub-advised by Delaware Management Company)*


  o LVIP Delaware Social Awareness Fund (Service Class): To maximize long-term capital appreciation.

     (Sub-advised by Delaware Management Company)*


  o LVIP Delaware Special Opportunities Fund (Service Class): To maximize long-term capital appreciation.

     (Sub-advised by Delaware Management Company)*


  o LVIP Dimensional Non-U.S. Equity RPM Fund (Service Class): Long-term capital appreciation; a fund of funds.

  o LVIP Dimensional U.S. Equity RPM Fund (Service Class): Long-term capital appreciation; a fund of funds.

  o LVIP Dimensional/Vanguard Total Bond Fund (Service Class): Total return consistent with the preservation of capital.

  o LVIP Global Income Fund (Service Class): Current income consistent with the preservation of capital.

     (Sub-advised by Mondrian Investment Partners Limited and Franklin Advisors, Inc.)


  o LVIP JPMorgan High Yield Fund (Service Class): A high level of current income; capital appreciation is the secondary objective.
     (Sub-advised by J.P. Morgan Investment Management, Inc.)

  o LVIP JPMorgan Mid Cap Value RPM Fund (Service Class): Long-term capital appreciation.
     (Sub-advised by J.P. Morgan Investment Management, Inc.)

  o LVIP Managed Risk Profile Conservative Fund (Service Class): A high level of current income with some consideration given to growth of capital; a fund of funds.

  o LVIP Managed Risk Profile Growth Fund (Service Class): A balance between a high level of current income and growth of capital, with a greater emphasis on growth of capital; a fund of funds.

  o LVIP Managed Risk Profile Moderate Fund (Service Class): A balance between a high level of current income and growth of capital, with an emphasis on growth of capital; a fund of funds.

  o LVIP MFS International Growth Fund (Service Class): Long-term capital appreciation.

     (Sub-advised by Massachusetts Financial Services Company)


  o LVIP MFS Value Fund (Service Class): Capital appreciation.

     (Sub-advised by Massachusetts Financial Services Company)


  o LVIP Mid-Cap Value Fund (Service Class): Long-term capital appreciation.

     (Sub-advised by Wellington Management)


  o LVIP Mondrian International Value Fund (Service Class): Long-term capital appreciation as measured by the change in the value of fund shares over a period of three years or longer.

     (Sub-advised by Mondrian Investment Partners Limited)


  o LVIP Money Market Fund (Service Class): To maximize current income while maintaining a stable value of your shares (providing stability of net asset value) and preserving the value of your initial investment (preservation of capital).

     (Sub-advised by Delaware Management Company)*


  o LVIP PIMCO Low Duration Bond Fund (Service Class): To seek a high level of current income consistent with preservation of capital.
     (Sub-advised by Pacific Investment Management Company)
     This fund will be available on or about May 19, 2014. Consult your financial advisor.


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


  o LVIP SSgA Bond Index Fund (Service Class): To match as closely as practicable, before fees and expenses, the performance of the Barclays Capital U.S. Aggregate Index.

     (Sub-advised by SSgA Funds Management, Inc.)


  o LVIP SSgA Conservative Index Allocation Fund (Service Class): A high level of current income, with some consideration given to growth of capital; a fund of funds.

  o LVIP SSgA Conservative Structured Allocation Fund (Service Class): A high level of current income, with some consideration given to growth of capital; a fund of funds.

  o LVIP SSgA Developed International 150 Fund (Service Class): To maximize long-term capital appreciation.

     (Sub-advised by SSgA Funds Management, Inc.)


  o LVIP SSgA Emerging Markets 100 Fund (Service Class): To maximize long-term capital appreciation.

     (Sub-advised by SSgA Funds Management, Inc.)


  o LVIP SSgA Global Tactical Allocation RPM Fund (Service Class): Long-term growth of capital; a fund of funds.
     (Sub-advised by SSgA Funds Management, Inc.)

  o LVIP SSgA International Index Fund (Service Class): To approximate as closely as practicable, before fees and expenses, the performance of a broad market index of non-U.S. foreign securities.

     (Sub-advised by SSgA Funds Management, Inc.)


  o LVIP SSgA Large Cap 100 Fund (Service Class): To maximize long-term capital appreciation.

     (Sub-advised by SSgA Funds Management, Inc.)


  o LVIP SSgA Moderate Index Allocation Fund (Service Class): A balance between a high level of current income and growth of capital, with a greater emphasis on growth of capital; a fund of funds.

  o LVIP SSgA Moderate Structured Allocation Fund (Service Class): A balance between a high level of current income and growth of capital, with an emphasis on growth of capital; a fund of funds.

  o LVIP SSgA Moderately Aggressive Index Allocation Fund (Service Class): A balance between high level of current income and growth of capital, with a greater emphasis on growth of capital; a fund of funds.

  o LVIP SSgA Moderately Aggressive Structured Allocation Fund (Service Class):
     A balance between high level of current income and growth of capital, with a greater emphasis on growth of capital; a fund of funds.

  o LVIP SSgA S&P 500 Index Fund (Service Class): To approximate as closely as practicable, before fees and expenses, the total rate of return of common stocks publicly traded in the United States, as represented by the S&P 500 Index.**

     (Sub-advised by SSgA Funds Management, Inc.)


  o LVIP SSgA Small-Cap Index Fund (Service Class): To approximate as closely as practicable, before fees and expenses, the performance of the Russell 2000 (Reg. TM) Index, which emphasizes stocks of small U.S. companies.

     (Sub-advised by SSgA Funds Management, Inc.)


  o LVIP SSgA Small-Mid Cap 200 Fund (Service Class): To maximize long-term capital appreciation.
     (Sub-advised by SSgA Funds Management, Inc.)

  o LVIP T. Rowe Price Growth Stock Fund (Service Class): Long-term capital growth.

     (Sub-advised by T. Rowe Price Associates, Inc.)


  o LVIP T. Rowe Price Structured Mid-Cap Growth Fund (Service Class): To maximize capital appreciation.

     (Sub-advised by T. Rowe Price Associates, Inc.)


  o LVIP Templeton Growth RPM Fund (Service Class): Long-term capital growth. (Sub-advised by Templeton Investment Counsel, LLC)

  o LVIP UBS Large Cap Growth RPM Fund (Service Class): Long-term growth of capital in a manner consistent with the preservation of capital. (Sub-advised by UBS Global Asset Management (Americas) Inc.)

  o LVIP Vanguard Domestic Equity ETF Fund (Service Class): Long-term capital appreciation; a fund of funds.

  o LVIP Vanguard International Equity ETF Fund (Service Class): Long-term capital appreciation; a fund of funds.



MFS (Reg. TM) Variable Insurance TrustSM, advised by Massachusetts Financial Services Company


  o Growth Series (Service Class): Capital appreciation.

  o Utilities Series (Service Class): Total return.

* Investments in Delaware Investments VIP Series or LVIP Delaware Funds managed by Delaware Management Company, a series of Delaware Management Business Trust, are not and will not be deposits with or liabilities of Macquarie Bank Limited ABN 46008 583 542 and its holding companies, including their subsidiaries or related companies, and are subject to investment risk, including possible delays in prepayment and loss of income and capital invested. No Macquarie Group company guarantees or will guarantee the performance of the Series or Funds, the repayment of capital from the Series or Funds, or any particular rate of return. In addition, performance is not guaranteed with respect to any of the other funds offered under the contract.


** "Standard & Poor's (Reg. TM)", "S&P 500 (Reg. TM)", "Standard & Poor's 500
   (Reg. TM)" and "500" are trademarks of Standard & Poor's Financial Services, LLC, a subsidiary of The McGraw-Hill Companies, Inc. and have been licensed for use by Lincoln Variable Insurance Products Trust and its affiliates. The product is not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of purchasing the product.



Fund Shares

We will purchase shares of the funds at net asset value and direct them to the appropriate Subaccounts of the VAA. We will redeem sufficient shares of the appropriate funds to pay Annuity Payouts, Death Benefits, surrender/withdrawal proceeds or for other purposes described in the contract. If you want to transfer all or part of your investment from one Subaccount to another, we may redeem shares held in the first and purchase shares of the other. Redeemed shares are retired, but they may be reissued later.

Shares of the funds are not sold directly to the general public. They are sold to us, and may be sold to other insurance companies, for investment of the assets of the Subaccounts established by those insurance companies to fund variable annuity and variable life insurance contracts.

When a fund sells any of its shares both to variable annuity and to variable life insurance separate accounts, it is said to engage in mixed funding. When a fund sells any of its shares to separate accounts of unaffiliated life insurance companies, it is said to engage in shared funding.

The funds currently engage in mixed and shared funding. Therefore, due to differences in redemption rates or tax treatment, or other considerations, the interest of various Contractowners participating in a fund could conflict. Each of the fund's Board of Directors will monitor for the existence of any material conflicts, and determine what action, if any, should be taken. The funds do not foresee any disadvantage to Contractowners arising out of mixed or shared funding. If such a conflict were to occur, one of the separate accounts might withdraw its investment in a fund. This might force a fund to sell portfolio securities at disadvantageous prices. See the prospectuses for the funds.


Reinvestment of Dividends and Capital Gain Distributions

All dividends and capital gain distributions of the funds are automatically reinvested in shares of the distributing funds at their net asset value on the date of distribution. Dividends are not paid out to Contractowners as additional units, but are reflected as changes in unit values.


Addition, Deletion or Substitution of Investments

We reserve the right, within the law, to make certain changes to the structure and operation of the VAA at our discretion and without your consent. We may add, delete, or substitute funds for all Contractowners or only for certain classes of Contractowners. New or substitute funds may have different fees and expenses, and may only be offered to certain classes of Contractowners.

Substitutions may be made with respect to existing investments or the investment of future Purchase Payments, or both. We may close Subaccounts to allocations of Purchase Payments or Contract Value, or both, at any time in our sole discretion. The funds, which sell their shares to the Subaccounts pursuant to participation agreements, also may terminate these agreements and discontinue offering their shares to the Subaccounts. Substitutions might also occur if shares of a fund should no longer be available, or if investment in any fund's shares should become inappropriate, in the judgment of our management, for the purposes of the contract, or for any other reason in our sole discretion and, if required, after approval from the SEC.

We also may:
 o remove, combine, or add Subaccounts and make the new Subaccounts available to you at our discretion;
 o transfer assets supporting the contracts from one Subaccount to another or from the VAA to another separate account;
 o combine the VAA with other separate accounts and/or create new separate accounts;
 o deregister the VAA under the 1940 Act; and
 o operate the VAA as a management investment company under the 1940 Act or as any other form permitted by law.

We may modify the provisions of the contracts to reflect changes to the Subaccounts and the VAA and to comply with applicable law. We will not make any changes without any necessary approval by the SEC. We will also provide you written notice.



Charges and Other Deductions
We will deduct the charges described below to cover our costs and expenses, services provided and risks assumed under the contracts. We incur certain costs and expenses for the distribution and administration of the contracts and for providing the benefits payable thereunder.

Our administrative services include:
 o processing applications for and issuing the contracts;

 o processing purchases and redemptions of fund shares as required (including dollar cost averaging, cross-reinvestment, portfolio rebalancing, and automatic withdrawal services - See Additional Services and the SAI for more information on these programs);
 o maintaining records;
 o administering Annuity Payouts;
 o furnishing accounting and valuation services (including the calculation and monitoring of daily Subaccount values);
 o reconciling and depositing cash receipts;
 o providing contract confirmations;
 o providing toll-free inquiry services; and
 o furnishing telephone and other electronic surrenders, withdrawals and fund transfer services.

The risks we assume include:
 o the risk that Annuitants receiving Annuity Payouts live longer than we assumed when we calculated our guaranteed rates (these rates are incorporated in the contract and cannot be changed);

 o the risk that lifetime payments to individuals from Living Benefit Riders will exceed the Contract Value;

 o the risk that Death Benefits paid will exceed the actual Contract Value;
 o the risk that more owners than expected will qualify for waivers of the surrender charge; or for waivers of the Premium Based Charge;

 o the risk that, if a Guaranteed Income Benefit rider is in effect, the required Regular Income Payments will exceed the Account Value;

 o the risk that our costs in providing the services will exceed our revenues from contract charges (which we cannot change).

The amount of a charge may not necessarily correspond to the costs associated with providing the services or benefits indicated by the description of the charge. For example, the Premium Based Charge or surrender charge collected may not fully cover all of the sales and distribution expenses actually incurred by us. Any remaining expenses will be paid from our general account which may consist, among other things, of proceeds derived from mortality and expense risk charges deducted from the account. We may profit from one or more of the fees and charges deducted under the contract. We may use these profits for any corporate purpose, including financing the distribution of the contracts.


Deductions from the VAA

For the base contract, we apply to the average daily net asset value of the Subaccounts a charge which is equal to an annual rate of:



                                                            Enhanced           Guarantee of
                                                       Guaranteed Minimum    Principal Death   Account Value
                                                     Death Benefit (EGMDB)    Benefit (GOP)    Death Benefit
                                                    ----------------------- ----------------- --------------
      Mortality and expense risk charge............         1.00%                0.75%            0.70%
      Administrative charge........................         0.10%                0.10%            0.10%
                                                             ----                 ----             ----
      Total annual charge for each subaccount......         1.10%                0.85%            0.80%


Transfer Fee

We reserve the right to charge a fee of up to $25 for the 13th and each additional transfer during any Contract Year, excluding automatic dollar cost averaging, portfolio rebalancing and cross-reinvestment transfers. The transfer charge will not be imposed on the first 12 transfers during the Contract Year.


Premium Based Charge

We will deduct a charge based upon a percentage of your Purchase Payments. This is called a Premium Based Charge. The Premium Based Charge is paid to us to compensate us for the expenses we incur for contract distribution when Contractowners surrender or withdraw before distribution costs have been recovered. Each Purchase Payment is subject to its own Premium Based Charge that will be deducted quarterly for seven years after the Purchase Payment is received by us (referred to as the Premium Based Charge Period). The Premium Based Charge rate for new Purchase Payments decreases as the total amount of Purchase Payments increase. The charge for each Purchase Payment is determined by multiplying the Purchase Payment by the applicable Premium Based Charge rate, shown in the table below.

                                 Premium Based          Total Premium
Total Purchase Payment      Charge Rate Per Quarter   Based Charge Rate
-------------------------- ------------------------- ------------------
Less than $50,000 .                0.1750%                 4.90%
50,000 - <100,000.........         0.1600%                 4.48%
100,000 - <250,000........         0.1250%                 3.50%
250,000 - <500,000........         0.0875%                 2.45%
500,000 - <1,000,000......         0.0625%                 1.75%
1,000,000 +...............         0.0375%                 1.05%

For example, if you make an initial Purchase Payment of $25,000, on the quarterly anniversary, the Premium Based Charge rate will be based on a total Purchase Payment amount of $25,000 (0.1750%). For each new Purchase Payment allocated to the contract, the Premium Based Charge rate is based on the sum of all Purchase Payments previously received, including the newest Purchase Payment. For example, assuming your initial Purchase Payment of $25,000, you make a subsequent Purchase Payment of $25,000; the quarterly Premium Based Charge rate for the subsequent Purchase Payment will be based on your total Purchase Payments of $50,000 (0.16%). A Premium Based Charge rate for any Purchase Payment will not be reduced by new Purchase Payments.

The Premium Based Charge is deducted from the Subaccounts and the fixed account in which there is Contract Value on the date the Premium Based Charge is due. The following example shows how the Premium Based Charge is applied to Purchase
Payments:


1/1/2013 Initial Purchase Payment made....................................................  $  25,000
3/31/2013 Premium Based Charge percentage on the quarterly anniversary....................     0.1750%
3/31/2013 Premium Based Charge amount on the quarterly anniversary........................  $   43.75
Total Premium Based Charge due on the $25,000 Purchase Payment (deducted over 28            $   1,225
  quarters) .
6/30/2013 Premium Based Charge amount on the quarterly anniversary........................  $   43.75
7/1/2013 Second Purchase Payment made.....................................................  $  50,000
9/30/2013 Premium Based Charge percentage for second Purchase Payment on the quarterly         0.1600%
  anniversary  .
9/30/2013Premium Based Charge amount for the second Purchase Payment on the quarterly       $   80.00
  anniversary  .
Total Premium Based Charge due on the $50,000 Purchase Payment (deducted over 28            $   2,240
  quarters) .
9/30/2013 Total Premium Based Charge on the third quarterly anniversary (first Purchase
Payment: $43.75; second
 Purchase Payment: $80.00) .                                                                $  123.75

We will also deduct the Premium Based Charge on surrenders and withdrawals for Purchase Payments that remain within the Premium Based Charge Period. If you surrender the contract, total remaining Premium Based Charge (if any) will be deducted from your surrender value. If you make a withdrawal above the Premium Based Charge Free Amount, a portion of the total remaining Premium Based Charge will be deducted from your Contract Value at the time of the withdrawal. Withdrawals equal to or below the Premium Based Charge Free Amount will not be subject to this deduction. Withdrawals and surrenders may also be subject to a surrender charge (see Charges and Other Deductions - Surrender Charge). The total surrender charge and Premium Based Charge may not exceed 9% of your total Purchase Payments.

Prior to the seventh contract anniversary, the Premium Based Charge Free Amount equals 10% of the greater of the total Purchase Payments or the current Contract Value. After the seventh contract anniversary, the Premium Based Charge Free Amount equals the greatest of (i) 10% of total Purchase Payments,
(ii) 10% of current Contract Value, or (iii) the sum of all Purchase Payments outside of the Premium Based Charge Period (reduced by withdrawals on a first in-first out basis), plus investment gains.

For withdrawals in excess of the Premium Based Charge Free Amount:

Prior to the seventh contract anniversary, the portion of the total remaining Premium Based Charge deducted upon a withdrawal is calculated by:

a)dividing the amount of the withdrawal above the Premium Based Charge Free Amount by:

b)an amount equal to the total Purchase Payments minus the total amount of all prior withdrawals taken above the Premium Based Charge Free Amount;

c)then multiplied by the remaining Premium Based Charge for all Purchase
Payments.

On or after the seventh contract anniversary, the portion of the total remaining Premium Based Charge deducted upon a withdrawal is calculated by:

a)dividing the amount of the withdrawal above the Premium Based Charge Free Amount by:

b)the total amount of all Purchase Payments subject to a Premium Based Charge;

c)then multiplied by the remaining Premium Based Charge for all Purchase
Payments.

Since a portion of the total remaining Premium Based Charge amount due will be deducted early (due to the withdrawal above the Premium Based Charge Free Amount), this will reduce the dollar amount of the Premium Based Charge that is assessed quarterly going forward for the remainder of the Premium Based Charge period.

The following example shows how we calculate the portion of the total remaining Premium Based Charge upon a withdrawal. Continuing from the following example:


7/1/2014 Total Purchase Payments..........................................................  $  75,000
7/1/2014 Current Account Value............................................................  $  80,000
7/1/2014 Withdrawal.......................................................................  $  20,000
7/1/2014 Premium Based Charge Free Amount (10% of greater of total Purchase Payments
($75,000) and Contract
 Value ($80,000) .                                                                          $   8,000
7/1/2014 Amount of withdrawal above Premium Based Charge Free Amount ($20,000-$8,000) .     $  12,000
7/1/2014 Total uncollected Premium Based Charge...........................................  $2,882.50
($1,225 Premium Based Charge for initial Purchase Payment (less six quarterly Premium
Based Charge deductions of
 $43.75 ($262.50)) + $2,240.00 Premium Based Charge for the second Purchase Payment (less four quarterly
 Premium Based Charge deductions of $80.00 ($320.00)) .
7/1/2014 Portion of Premium Based Charge Deduction attributable to withdrawal.............  $  461.20
(Amount of withdrawal above Premium Based Charge Free Amount, divided by an amount equal to the sum of Purchase
 Payments within Premium Based Charge period minus the total of all prior withdrawals above Premium Based Charge
 Free Amount, then multiplied by the total uncollected Premium Based Charge ($12,000 /
  $75,000) * $2,882.50 .

After the deduction of $461.20 from the Contract Value, the remaining quarterly Premium Based Charge deduction for each Purchase Payment will be reduced as follows:


7/1/2014 Recalculated Premium Based Charge Amount for first Purchase Payment (deducted      $36.75
  for 22 more quarters)  .
Current quarterly Premium Based Amount multiplied by an amount equal to 1 - the amount of the withdrawal above
 Premium Based Charge Free Amount divided by the sum of Purchase Payments within Premium
Based Charge period,
 minus the total of all prior withdrawals above the Premium Based Charge Free Amount
  [$43.75 (1 - $12,000/$75,000)] .
7/1/2014 Recalculated Premium Based Charge Amount for second Purchase Payment
 (deducted for 24 more quarters)..........................................................  $67.20

Continuing from the previous example, the next example illustrates the Premium Based Charge due if the contract is surrendered on 9/30/2014.


9/30/2014 Current Contract Value..........................................................  $   62,000
9/30/2014 Total uncollected Premium Based Charge due......................................  $ 2,421.30
$808.50 ($36.75 * 22 quarters) Premium Based Charge Amount due for the first Purchase
Payment, plus $1,612.80
 ($67.20 * 24 quarters) Premium Based Charge Amount due for the second Purchase Payment) .
9/30/2014 Surrender value ($62,000 - $2,421.30) .                                           $59,578.70

The deduction of the Premium Based Charge associated with a withdrawal above the Premium Based Charge Free Amount does not apply to:

 o Withdrawals equal to or below the Premium Based Charge Free Amount;
 o Regular Income Payments made under i4LIFE (Reg. TM) Advantage including any payments to provide the i4LIFE (Reg. TM) Advantage Guaranteed Income Benefits;
 o Withdrawals up to the Maximum Annual Withdrawal amount under Lincoln SmartSecurity (Reg. TM) Advantage, or the Guaranteed Annual Income amount under any version of Lincoln Lifetime IncomeSM Advantage 2.0;

 o Any portion of the Contract Value that is annuitized.
 o A surrender or withdrawal of any Purchase Payments after the onset of a permanent and total disability of the original Contractowner as defined in
   Section 22(e)(3) of the tax code, if the disability occurred after the effective date of the contract and before the 65th birthday of the Contractowner.
 o A surrender or withdrawal of any Purchase Payments as a result of the diagnosis of a terminal illness of the original Contractowner that is after the effective date of the contract and results in a life expectancy of less than one year as determined by a qualified professional medical practitioner;

 o A surrender or withdrawal of any Purchase Payments as a result of admittance of the original Contractowner into an accredited nursing home or equivalent health care facility, where the admittance into such facility occurs after the effective date of the contract and the owner has been confined for at least 90 consecutive days;
 o A surrender or withdrawal as a result of the death of the owner or Annuitant, provided the Annuitant has not been changed for any reason other than the death of a prior named Annuitant, unless a surviving spouse assumes ownership.

The Premium Based Charge does not apply:
 o Beyond the 28th quarterly contract anniversary of any Purchase Payment;
 o On or after the Annuity Commencement Date; or
 o To a surrender or withdrawal as a result of the death of the owner or Annuitant (unless the surviving spouse assumes ownership of the contract as a result of the death of the original owner);

If you intend to make additional Purchase Payments within 90 days from the date you purchase the contract, you might be able to lower the Premium Based Charge you pay by indicating at the time of application, the total amount of Purchase Payments you intend to make in the 90 days from the date you purchase your contract. On the date you purchase your contract, we will determine your Premium Based Charge rate based on the total amount you plan to invest over the following 90 days (rather than on the amount of the actual Purchase Payment), if that Premium Based Charge is less than the Premium Based Charge based on your initial Purchase Payment. For example, if your initial Purchase Payment is $90,000, and you have indicated your intent to invest an additional $10,000 during the next 90 days (for total Purchase Payments equal to $100,000), the Premium Based Charge will be calculated based on the assumed $100,000 investment (which qualifies for a quarterly Premium Based Charge of 0.1250%) instead of your actual initial Purchase Payment of $90,000 (which qualifies for a quarterly Premium Based Charge of 0.1600%) and a quarterly charge of 0.1250% for the $10,000 Purchase Payment. If you do not make the amount of Purchase Payments stated at the time of application during the 90 day period, we will recalculate the Premium Based Charge based on the actual amount of Purchase Payments we received in the 90 day period. We reserve the right to discontinue this option at any time after providing notice to you.


Surrender Charge


A surrender charge applies (except as described below) to surrenders and withdrawals of Purchase Payments that have been invested for the periods indicated below. The surrender charge is calculated separately for each Purchase Payment. The contract anniversary is the annually occurring date beginning with the effective date of the contract. For example, if the effective date of your contract is January 1st, your contract anniversary would be on January 1st of each subsequent year.



                                                                       Number of
                                                                       years since
                                                                        Purchase
                                                                       Payment was
                                                                        invested
                                                                       ----------
                                                                         0     1
                                                                       ----- ----
      Surrender charge as a percentage of the surrendered or withdrawn
       Purchase Payments.............................................. 1 %   0 %

A surrender charge does not apply to:
 o A surrender or withdrawal of a Purchase Payment beyond the first year after the Purchase Payment was invested;
 o Withdrawals of Contract Value during a Contract Year to the extent that the total Contract Value withdrawn during the current Contract Year does not exceed the free amount which is equal to 10% of the greater of total Purchase Payments or the current Contract Value. The free amount does not apply upon surrender of the contract;
 o When the surviving spouse assumes ownership of the contract as a result of the death of the original owner (however, the surrender charge schedule of the original contract will continue to apply to the spouse's contract);
 o A surrender or withdrawal of any Purchase Payments as a result of admittance of the original Contractowner into an accredited nursing home or equivalent health care facility, where the admittance into such facility occurs after the effective date of the contract and the owner has been confined for at least 90 consecutive days;
 o A surrender of the contract as a result of the death of the Contractowner, joint owner or Annuitant, provided the Annuitant has not been changed for any reason other than the death of a prior named Annuitant;
 o Purchase Payments when used in the calculation of the initial periodic income payment and the initial Account Value under the i4LIFE (Reg. TM) Advantage option or the Contract Value applied to calculate the benefit amount under any Annuity Payout option made available by us;

 o Regular Income Payments made under i4LIFE (Reg. TM) Advantage including any payments to provide the i4LIFE (Reg. TM) Advantage Guaranteed Income Benefits or periodic payments made under any Annuity Payout option made available by us;

 o A surrender or withdrawal of any Purchase Payments after the onset of a permanent and total disability of the original Contractowner as defined in
   Section 22(e)(3) of the tax code, if the disability occurred after the effective date of the contract and before the 65th birthday of the Contractowner

 o A surrender or withdrawal of any Purchase Payments as a result of the diagnosis of a terminal illness of the original Contractowner that is after the effective date of the contract and results in a life expectancy of less than one year as determined by a qualified professional medical practitioner;

 o Withdrawals up to the Maximum Annual Withdrawal amount under Lincoln SmartSecurity (Reg. TM) Advantage, or the Guaranteed Annual Income amount under any version of Lincoln Lifetime IncomeSM Advantage 2.0, subject to certain conditions.


For purposes of calculating the surrender charge on withdrawals, we assume that:

1.The free amount will be withdrawn from Purchase Payments on a "first in-first out (FIFO)" basis.

2.Prior to the first anniversary of the contract, any amount withdrawn above the free amount during a Contract Year will be withdrawn in the following order:
  o from Purchase Payments (on a FIFO basis) until exhausted; then
  o from earnings until exhausted.

3.On or after the first anniversary of the contract, any amount withdrawn above the free amount during a Contract Year will be withdrawn in the following order:
  o from Purchase Payments (on a FIFO basis) to which a surrender charge no longer applies until exhausted; then
  o from Purchase Payments (on a FIFO basis) to which a surrender charge still applies until exhausted; then
  o from earnings until exhausted.

We apply the surrender charge as a percentage of Purchase Payments, which means that you would pay the same surrender charge at the time of surrender regardless of whether your Contract Value has increased or decreased. The surrender charge is calculated separately for each Purchase Payment. The surrender charges associated with surrender or withdrawal are paid to us to compensate us for the loss we experience on contract distribution costs when Contractowners surrender or withdraw before distribution costs have been recovered.

If the Contractowner is a corporation or other non-individual (non-natural person), the Annuitant or joint Annuitant will be considered the Contractowner or joint owner for purposes of determining when a surrender charge does not apply.


Account Fee

During the accumulation period, we will deduct an account fee of $50 from the Contract Value on each contract anniversary to compensate us for the administrative services provided to you; this $50 account fee will also be deducted from the Contract Value upon surrender. The account fee will be waived after the fifteenth Contract Year for any contract with a Contract Value that is equal to or greater than $50,000 on the contract anniversary.


Rider Charges


A fee or expense may also be deducted in connection with any benefits added to the contract by rider or endorsement. The deduction of a rider charge will be noted on your quarterly statement.

Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) Charge. While this rider is in effect, there is a charge for Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk). The rider charge is currently equal to an annual rate of 1.05% (0.2625% quarterly) for the Lincoln Lifetime IncomeSM Advantage 2.0 (Managed
Risk) single life option and 1.25% (0.3125% quarterly) for the Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) joint life option. The charge for Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) also applies to an older version of this rider, Lincoln Lifetime IncomeSM Advantage 2.0, which is no longer available for purchase.

The charge is applied to the Income Base (initial Purchase Payment if purchased at contract issue, or Contract Value at the time of election) as increased for subsequent Purchase Payments, Automatic Annual Step-ups, and 5% Enhancements, and decreased for Excess Withdrawals. We will deduct the cost of this rider from the Contract Value on a quarterly basis, with the first deduction occurring on the Valuation Date on or next following the three-month anniversary of the rider's effective date. This deduction will be made in proportion to the value in each Subaccount of the contract on the Valuation Date the rider charge is assessed. The amount we deduct will increase or decrease as the Income Base increases or decreases, because the charge is based on the Income Base. Refer to the Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) Income Base section for a discussion and example of the impact of the changes to the Income Base.


The annual rider percentage charge may increase each time the Income Base increases as a result of the Automatic Annual Step-up, but the charge will never exceed the guaranteed maximum annual percentage charge of 2.00%. An Automatic Annual Step-up is a feature that will increase the Income Base to equal the Contract Value on a Benefit Year anniversary if all conditions are met. The Benefit Year is a 12-month period starting with the effective date of the rider and starting with each anniversary of the rider effective date after that. Therefore, your percentage charge for this rider could increase every Benefit Year anniversary. If your percentage charge is increased, you may opt out of the Automatic Annual Step-up by giving us notice within 30 days after the Benefit Year anniversary if you do not want your percentage charge to change. If you opt out of the step-up, your current charge will remain in effect and the

Income Base will be returned to the prior Income Base. This opt out will only apply for this particular Automatic Annual Step-up. You will need to notify us each time the percentage charge increases if you do not want the Automatic Annual Step-up.


The 5% Enhancement to the Income Base (less Purchase Payments received in that year) occurs if a 10-year Enhancement Period is in effect as described further in the Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) section. During the first ten Benefit Years an increase in the Income Base as a result of the 5% Enhancement will not cause an increase in the annual rider percentage charge but will increase the dollar amount of the charge. After the 10th Benefit Year anniversary, the annual rider percentage charge may increase each time the Income Base increases as a result of the 5% Enhancement, but the charge will never exceed the guaranteed maximum annual percentage charge of 2.00%. If your percentage charge is increased, you may opt-out of the 5% Enhancement by giving us notice within 30 days after the Benefit Year anniversary if you do not want your percentage charge to change. If you opt out of the 5% Enhancement, your current charge will remain in effect and the Income Base will be returned to the prior Income Base. This opt-out will only apply for this particular 5% Enhancement. You will need to notify us each time thereafter (if an Enhancement would cause your percentage charge to increase) if you do not want the 5% Enhancement.

The rider percentage charge will increase to the then current rider percentage charge, if after the first Benefit Year anniversary cumulative Purchase Payments added to the contract equal or exceed $100,000. You may not opt-out of this rider charge increase. See The Contracts - Living Benefit Riders - Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) - Income Base.


The rider charge will be discontinued upon termination of the rider. The pro-rata amount of the rider charge will be deducted upon termination of the rider (except for death) or surrender of the contract.

If the Contract Value is reduced to zero while the Contractowner is receiving a Guaranteed Annual Income, no rider charge will be deducted.

Lincoln SmartSecurity (Reg. TM) Advantage Charge. While this rider is in effect, there is a charge for Lincoln SmartSecurity (Reg. TM) Advantage. The rider charge is currently equal to an annual rate of:

1) 0.85% of the Guaranteed Amount (0.2125% quarterly) for Lincoln SmartSecurity (Reg. TM) Advantage, single life option (for riders purchased prior to December 3, 2012, the current annual percentage charge will increase from 0.65% to 0.85% at the end of the 10-year annual step-up period if a new 10-year period is elected); or


2) 1.00% of the Guaranteed Amount (0.25% quarterly) for Lincoln SmartSecurity (Reg. TM) Advantage, joint life option (for riders purchased prior to December 3, 2012, the current annual percentage charge will increase from 0.80% to 1.00% at the end of the 10-year annual step-up period if a new 10-year period is elected). See The Contracts - Lincoln SmartSecurity (Reg. TM) Advantage - Guaranteed Amount for a description of the calculation of the Guaranteed Amount.


The charge is applied to the Guaranteed Amount (initial Purchase Payment, if purchased at contract issue, or Contract Value at the time of election) as increased for subsequent Purchase Payments and step-ups and decreased for withdrawals. We will deduct the cost of this rider from the Contract Value on a quarterly basis, with the first deduction occurring on the Valuation Date on or next following the three-month anniversary of the effective date of the rider. This deduction will be made in proportion to the value in each Subaccount of the contract on the Valuation Date the rider charge is assessed. The amount we deduct will increase or decrease as the Guaranteed Amount increases or decreases, because the charge is based on the Guaranteed Amount. Refer to Lincoln SmartSecurity (Reg. TM) Advantage, Guaranteed Amount section, for a discussion and example of the impact of changes to the Guaranteed Amount.

Under Lincoln SmartSecurity (Reg. TM) Advantage, the Guaranteed Amount will automatically step-up to the contract value on each Benefit Year anniversary up to and including the 10th Benefit Year if conditions are met as described in the Lincoln SmartSecurity (Reg. TM) Advantage section. Additional 10-year periods of step-ups may be elected. The annual rider percentage charge will not change upon each automatic step-up of the Guaranteed Amount within the 10-year period.

If you elect to step-up the Guaranteed Amount for another 10-year step-up period (including if we administer the step-up election for you or if you make a change from a joint life to a single life option after a death or divorce), a pro-rata deduction of the rider charge based on the Guaranteed Amount immediately prior to the step-up will be made on the valuation date of the step-up. This deduction covers the cost of the rider from the time of the previous deduction to the date of the step-up. After a Contractowner's step-up, we will deduct the rider charge for the stepped-up Guaranteed Amount on a quarterly basis, beginning on the Valuation Date on or next following the three-month anniversary of the step-up. At the time of the elected step-up, the rider percentage charge will change to the current charge in effect at that time (if the current charge has changed), but it will never exceed the guaranteed maximum annual percentage charge of 1.50% of the Guaranteed Amount. If you never elect to step-up your Guaranteed Amount, your rider percentage charge will never change, although the amount we deduct will change as the Guaranteed Amount changes. The rider charge will be discontinued upon the earlier of the Annuity Commencement Date, election of i4LIFE (Reg. TM) Advantage or termination of the rider. The pro-rata amount of the rider charge will be deducted upon termination of the rider or surrender of the contract.


This rider is no longer available for purchase.

i4LIFE (Reg. TM) Advantage Charge. While this rider is in effect, there is a daily charge for i4LIFE (Reg. TM) Advantage that is based on your Account Value. The initial Account Value is your Contract Value on the Valuation Date i4LIFE (Reg. TM) Advantage becomes effective, less any applicable premium taxes. During the Access Period, your Account Value on a Valuation Date equals the total value of all of the Contractowner's

Accumulation Units plus the Contractowner's value in the fixed account, and will be reduced by Regular Income Payments and Guaranteed Income Benefit payments made, as well as any withdrawals.

The annual rate of the i4LIFE (Reg. TM) Advantage charge during the Access Period is: 1.20% for the i4LIFE (Reg. TM) Advantage Account Value Death Benefit; 1.25% for the i4LIFE (Reg. TM) Advantage Guarantee of Principal Death Benefit; and 1.50% for the i4LIFE (Reg. TM) Advantage EGMDB. During the Lifetime Income Period, the charge for all Death Benefit options is 1.20%. This charge consists of a mortality and expense risk charge, and an administrative charge (charges for the Guaranteed Income Benefits are not included and are listed below). These charges replace the Separate Account Annual Expenses for the base contract. i4LIFE (Reg. TM) Advantage and the charge will begin on the Periodic Income Commencement Date, which is the Valuation Date on which the Regular Income Payment is determined and the beginning of the Access Period. Refer to the i4LIFE (Reg. TM) Advantage section for explanations of the Account Value, the Access Period, and the Lifetime Income Period. Purchasers of any version of Lincoln Lifetime IncomeSM Advantage 2.0 pay different charges for i4LIFE (Reg. TM) Advantage. See i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (Managed Risk) Charge for purchasers who previously purchased Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk).

i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit Charge. Guaranteed Income Benefit (Managed Risk) and Guaranteed Income Benefit (version 4) are each subject to a current annual charge of 0.65% of the Account Value (single life option), which is added to the i4LIFE (Reg. TM) Advantage charge for a total current percentage charge of the Account Value, computed daily as follows: 1.85% for the i4LIFE (Reg. TM) Advantage Account Value Death Benefit; 1.90% for the i4LIFE (Reg. TM) Advantage Guarantee of Principal Death Benefit; and 2.15% for the i4LIFE (Reg. TM) Advantage EGMDB.

If you elect the joint life option, Guaranteed Income Benefit (Managed Risk) and Guaranteed Income Benefit (version 4) are each subject to a current annual charge of 0.85% of the Account Value which is added to the i4LIFE (Reg. TM) Advantage charge for a total current percentage charge of the Account Value, computed daily as follows: 2.05% for the i4LIFE (Reg. TM) Advantage Account Value Death Benefit; 2.10% for the i4LIFE (Reg. TM) Advantage Guarantee of Principal Death Benefit; and 2.35% for the i4LIFE (Reg. TM) Advantage EGMDB. These charges replace the Separate Account Annual Expenses for the base contract. The charge for i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit (version 4) is the same as the charge for i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit (Managed Risk).

The Guaranteed Income Benefit percentage charge will not change unless there is an automatic step up of the Guaranteed Income Benefit (version 4) during which the Guaranteed Income Benefit is stepped-up to 75% of the current Regular Income Payment (described later in the i4LIFE (Reg. TM) Advantage section of this prospectus). At the time of the step-up the Guaranteed Income Benefit percentage charge will change to the current charge in effect at that time (if the current charge has changed) up to the guaranteed maximum annual charge of 2.00% of the Account Value. If we automatically administer the step-up for you and your percentage charge is increased, you may ask us to reverse the step-up or the step-up period election by giving us notice within 30 days after the date on which the step-up or the step-up period election occurred. If we receive notice of your request to reverse the step-up, on a going forward basis, we will decrease the percentage charge to the percentage charge in effect before the step-up or the step-up period election occurred. Any increased charges paid between the time of the step-up and the date we receive your notice to reverse the step-up will not be reimbursed. If we automatically administer the step-up for you and your percentage charge is increased, we will notify you in writing. You may contact us at the telephone number listed on the first page of this prospectus to reverse the step-up within 30 days after the date on which the step-up occurred. If we receive notice of your request to reverse the step-up, on a going forward basis we will decrease the percentage charge to the percentage charge in effect before the step-up occurred. Any increased charges paid between the time of the step-up and the date we receive your notice to reverse the step-up will not be reimbursed. Future step-ups will continue even after you decline a current step-up. We will provide you with written notice when a step-up will result in an increase to the current charge so that you may give us timely notice if you wish to reverse a step-up. Future step-ups will continue even after you decline a current step-up. We will provide you with written notice when a step-up will result in an increase to the current charge so that you may give us timely notice if you wish to reverse a step-up.



After the Periodic Income Commencement Date, if the Guaranteed Income Benefit is terminated, the Guaranteed Income Benefit annual charge will also terminate, but the i4LIFE (Reg. TM) Advantage charge will continue.

Currently, Guaranteed Income Benefit (Managed Risk) is the only version available for purchase unless you are guaranteed the right to elect a prior version under another Living Benefit Rider.

i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (Managed Risk) Charge for purchasers who previously purchased Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk). Purchasers who previously purchased Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) may carry over certain features of Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) to elect i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit (Managed Risk). Purchasers who previously purchased Lincoln Lifetime IncomeSM Advantage 2.0 may carry over certain features of the Lincoln Lifetime IncomeSM Advantage 2.0 rider to elect i4LIFE (Reg. TM)Advantage with Guaranteed Income Benefit (version 4) with the same charges that apply to purchasers of Lincoln Lifetime IncomeSM Advantage 2.0. If you make this election, then the current Lincoln Lifetime IncomeSM Advantage
2.0 (Managed Risk) charge will be your initial charge for i4LIFE (Reg. TM) Advantage and the Guaranteed Income Benefit (Managed Risk). This charge is in addition to the daily mortality and expense risk and administrative charge of the base contract for your Death Benefit option set out under Deductions of the VAA. The charges and calculations described earlier for i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit will not apply.

For purchasers who previously purchased Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk), the charges for i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (Managed Risk) are combined into a single charge that is deducted quarterly, starting with the first three-month anniversary of the effective date of i4LIFE (Reg. TM) Advantage and every three months thereafter. The current initial charge for i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (Managed Risk) is equal to an annual rate of 1.05% (0.2625% quarterly) for the single life option and 1.25% (0.3125% quarterly) for the joint life option. The charge is a percentage of the greater of the Income Base or the Account Value. Refer to Lincoln Lifetime IncomeSM Advantage 2.0 (Managed
Risk) for a description of the Income Base. The total annual Subaccount charges of 1.10% for the EGMDB, 0.85% for the Guarantee of Principal Death Benefit and 0.80% for the Account Value Death Benefit also apply. Purchasers of Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) are guaranteed that in the future the guaranteed maximum initial charge for both i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (Managed Risk) will be the guaranteed maximum charge then in effect at the time they purchase Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk).

The charge for i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (Managed Risk) for purchasers of Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) will not change until there is an automatic step-up of the Guaranteed Income Benefit (described later in the i4LIFE (Reg. TM) Advantage section of this prospectus). At such time, the dollar amount of the charge will increase by a two part formula: 1) the charge will increase by the same percentage that the Guaranteed Income Benefit payment increased and 2) the charge will also increase by the percentage of any increase to the Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) current charge rate. (The Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) charge continues to be used as a factor in determining the i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (Managed Risk) charge.) The charge rate is based upon surrender experience, mortality experience, Contractowner investment experience, solvency and profit margins, and the goals and objectives of the Lincoln hedging experience. Significant changes in one or more of these categories could result in an increase in the charge. This means that the charge may change annually. The charge may also be reduced if a withdrawal above the Regular Income Payment is taken. The dollar amount of the rider charge will be reduced in the same proportion that the withdrawal reduced the Account Value. The annual dollar amount is divided by four (4) to determine the quarterly charge.

The following example shows how the initial charge for i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (Managed Risk) for purchasers of Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) is calculated as well as adjustments due to increases to the Guaranteed Income Benefit (Managed Risk) and the Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) charge. The example is a nonqualified contract and assumes the Contractowner is a 60 year old male on the effective date of electing the i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (Managed Risk). Pursuant to the provisions of the Guaranteed Income Benefit (Managed Risk) the initial Guaranteed Income Benefit is set at 4% of the Income Base based upon the Contractowner's age (see Guaranteed Income Benefit (Managed Risk) for a more detailed description). The example also assumes that the current charge for Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) is 1.05%. The first example demonstrates how the initial charge is determined for an existing contract with an Account Value and Income Base.




1/1/13 Initial i4LIFE (Reg. TM) Advantage Account Value...................................  $ 100,000
1/1/13 Income Base as of the last Valuation Date under Lincoln Lifetime IncomeSM            $ 125,000
  Advantage 2.0 (Managed Risk)  .
1/1/13 Initial Annual Charge for i4LIFE (Reg. TM) Advantage with Guaranteed Income
Benefit (Managed Risk) ($125,000 * 1.05%)
 the current charge for Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) is
assessed against the Income Base
 since it is larger than the Account Value................................................  $1,312.50
1/2/13 Amount of initial i4LIFE (Reg. TM) Advantage Regular Income Payment (an example of how the Regular Income Payment
 is calculated is shown in the SAI).......................................................  $   5,173
1/2/13 Initial Guaranteed Income Benefit (4% * $125,000 Income Base) .                      $   5,000


The next example shows how the charge will increase if the Guaranteed Income Benefit is stepped up to 75% of the Regular Income Payment.



1/2/14 Recalculated Regular Income Payment (due to market gain in Account Value).....  $   6,900
1/2/14 New Guaranteed Income Benefit (75% * $6,900 Regular Income Payment) .           $   5,175
1/2/14 Annual Charge for i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit
(Managed Risk) ($1,312.50 * ($5,175/
 $5,000)) Prior charge * [ratio of increased Guaranteed Income Benefit to prior        $1,358.44
  Guaranteed Income Benefit] .



If the Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) charge has also increased, subject to a maximum charge of 2.00%, the i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (Managed Risk) charge will increase upon a step-up. (The Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) charge continues to be used in the calculation of the i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit charge.)


Continuing the above example:

1/2/14 Annual Charge for i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit        $1,358.44
  (Managed Risk)  .
1/2/15 Recalculated Regular Income Payment (due to Account Value increase)..............  $   7,400
1/2/15 New Guaranteed Income Benefit (75% * $7,400 Regular Income Payment) .              $   5,550
Assume the Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) charge increases from
  1.05% to 1.15%.
1/2/15 Annual Charge for i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit
(Managed Risk) ($1,358.44 * ($5,550/
 $5,175) * (1.15%/1.05%)) .                                                               $1,595.63



The new annual charge for i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (Managed Risk) is $1,595.63 which is equal to the current annual charge of $1,358.44 multiplied by the percentage increase of the Guaranteed Income Benefit ($5,550/$5,175) times the percentage increase to the Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) current charge (1.15%/1.05%).

If the Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) percentage charge is increased, we will notify you in writing. You may contact us in writing or at the telephone number listed on the first page of this prospectus to reverse the step-up within 30 days after the date on which the step-up occurred. If we receive this notice, we will decrease the percentage charge, on a going forward basis, to the percentage charge in effect before the step-up occurred. Any increased charges paid between the time of the step-up and the date we receive your notice to reverse the step-up will not be reimbursed. If the Guaranteed Income Benefit increased due to the step-up we would decrease the Guaranteed Income Benefit to the Guaranteed Income Benefit in effect before the step-up occurred, reduced by any additional withdrawals. Future step-ups as described in the rider would continue.


After the Periodic Income Commencement Date, if the Guaranteed Income Benefit is terminated, i4LIFE (Reg. TM) Advantage will also be terminated and the i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit charge will cease.


Deductions for Premium Taxes

Any premium tax or other tax levied by any governmental entity as a result of the existence of the contracts or the VAA will be deducted from the Contract Value, unless the governmental entity dictates otherwise, when incurred, or at another time of our choosing.


The applicable premium tax rates that states and other governmental entities impose on the purchase of an annuity are subject to change by legislation, by administrative interpretation or by judicial action. These premium tax rates generally depend upon the law of your state of residence. The tax rates range from zero to 5%. Currently, there is no premium tax levied for New York residents.



Other Charges and Deductions

The mortality and expense risk and administrative charge of 0.80% of the value in the VAA will be assessed on all variable Annuity Payouts (except for i4LIFE (Reg. TM) Advantage, which has a different charge), including options that may be offered that do not have a life contingency and therefore no mortality risk. This charge covers the expense risk and administrative services listed previously in this prospectus. The expense risk is the risk that our costs in providing the services will exceed our revenues from contract charges.

There are additional deductions from and expenses paid out of the assets of the underlying funds that are more fully described in the prospectuses for the funds. Among these deductions and expenses are 12b-1 fees which reimburse us or an affiliate for certain expenses incurred in connection with certain administrative and distribution support services provided to the funds.


Additional Information

The charges described previously may be reduced or eliminated for any particular contract. However, these reductions may be available only to the extent that we anticipate lower distribution and/or administrative expenses, or that we perform fewer sales or administrative services than those originally contemplated in establishing the level of those charges, or when required by law. Lower distribution and administrative expenses may be the result of economies associated with:
 o the use of mass enrollment procedures,
 o the performance of administrative or sales functions by the employer,
 o the use by an employer of automated techniques in submitting deposits or information related to deposits on behalf of its employees, or
 o any other circumstances which reduce distribution or administrative expenses.

The exact amount of charges and fees applicable to a particular contract will be stated in that contract.

The Contracts

Purchase of Contracts

If you wish to purchase a contract, you must apply for it through a sales representative authorized by us. Certain broker-dealers may not offer all of the features discussed in this prospectus. The completed application is sent to us and we decide whether to accept or reject it. If the application is accepted, a contract is prepared and executed by our legally authorized officers. The contract is then sent to you directly or through your sales representative. See Distribution of the Contracts. The purchase of multiple contracts with identical Contractowners, Annuitants and Beneficiaries will be allowed only upon Servicing Office approval.


When a completed application and all other information necessary for processing a purchase order is received in Good Order at our Servicing Office, an initial Purchase Payment will be priced no later than two business days after we receive the order. If you submit your application and/or initial Purchase Payment to your agent, we will not begin processing your purchase order until we receive the application and initial Purchase Payment from your agent's broker-dealer. While attempting to finish an incomplete application, we may hold the initial Purchase Payment for no more than five business days unless we receive your consent to our retaining the payment until the application is completed. If the incomplete application cannot be completed within those five days and we have not received your consent, you will be informed of the reasons, and the Purchase Payment will be returned immediately. Once the application is complete, we will allocate your initial Purchase Payment within two business days.


Who Can Invest

To apply for a contract, you must be of legal age in a state where the contracts may be lawfully sold and also be eligible to participate in any of the qualified and nonqualified plans for which the contracts are designed. At the time of issue, the Contractowner, joint owner and Annuitant must be under age 86. Certain Death Benefit options may not be available at all ages. To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. When you open an account, we will ask for your name, address, date of birth, and other information that will allow us to identify you. We may also ask to see your driver's license, photo i.d. or other identifying documents.

In accordance with money laundering laws and federal economic sanction policy, the Company may be required in a given instance to reject a Purchase Payment and/or freeze a Contractowner's account. This means we could refuse to honor requests for transfers, withdrawals, surrenders or Death Benefits. Once frozen, monies would be moved from the VAA to a segregated interest-bearing account maintained for the Contractowner, and held in that account until instructions are received from the appropriate regulator.

Do not purchase this contract if you plan to use it, or any of its riders, for speculation, arbitrage, viatical arrangement, or other similar investment scheme. The contract may not be resold, traded on any stock exchange, or sold on any secondary market.

Since you are purchasing the contract through a tax-favored arrangement, including traditional IRAs and Roth IRAs, you should consider carefully the costs and benefits of the contract (including annuity income benefits) before purchasing the contract, since the tax-favored arrangement itself provides tax-deferred growth.


Replacement of Existing Insurance


Careful consideration should be given prior to surrendering or withdrawing money from an existing insurance contract to purchase the contract described in this prospectus. Surrender charges may be imposed on your existing contract and/or a new surrender charge period may be imposed with the purchase of, or transfer into, this contract. A registered representative or tax adviser should be consulted prior to making an exchange. Cash surrenders from an existing contract may be subject to tax and tax penalties.



Purchase Payments

You may make Purchase Payments to the contract at any time, prior to the Annuity Commencement Date, subject to certain conditions. You are not required to make any additional Purchase Payments after the initial Purchase Payment. The minimum initial Purchase Payment is $10,000. The minimum annual amount for additional Purchase Payments is $300. Please check with your registered representative about making additional Purchase Payments. The minimum payment to the contract at any one time must be at least $100 ($25 if transmitted electronically). If a Purchase Payment is submitted that does not meet the minimum amount, we will contact you to ask whether additional money will be sent, or whether we should return the Purchase Payment to you.


Purchase Payments totaling $2 million or more are subject to Servicing Office approval. This amount takes into consideration the total Purchase Payments for all contracts issued by the Company (or its affiliates) in which you are a Contractowner, joint owner, or Annuitant. If you elect a Living Benefit Rider, you may be subject to further restrictions in terms of your ability to make additional Purchase Payments, as more fully described below. We may surrender your contract in accordance with New York law, if your Contract Value drops below $2,000 for any reason, including if your Contract Value drops due to the performance of the Subaccounts you selected. We will not surrender your contract if you are receiving guaranteed payments from us under one of the Living Benefit Riders. Purchase Payments may be made or, if stopped, resumed at any time until the Annuity Commencement Date, the surrender of the contract, or the death of the Contractowner, whichever comes first. Upon advance written notice, we reserve the right to further limit, restrict, or suspend Purchase Payments made to the contract.

If you elect a Living Benefit Rider (other than i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit), after the first anniversary of the rider effective date, once cumulative additional Purchase Payments exceed $100,000, additional Purchase Payments will be limited to $50,000 per Benefit Year. Please see your contract or contact your registered representative for more information. If you elect i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit, no additional Purchase Payments will be allowed at any time after the Guaranteed Income Benefit has been elected.

These restrictions and limitations mean that you will be limited in your ability to increase your Contract Value (or Account Value under i4LIFE (Reg.
TM) Advantage with any version of Guaranteed Income Benefit) and/or increase the amount of any guaranteed benefit under a Living Benefit Rider by making additional Purchase Payments to the contract. You should carefully consider these limitations and restrictions, and any other limitations and restrictions of the contract, and how they may impact your long-term investment plans, especially if you intend to increase Contract Value (or Account Value under i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit) by making additional Purchase Payments over a long period of time. See the Living Benefit Riders section of this prospectus for additional information on any restrictions that may apply to your Living Benefit Rider.



Valuation Date

Accumulation and Annuity Units will be valued once daily at the close of trading (normally, 4:00 p.m., New York time) on each day the New York Stock Exchange is open (Valuation Date). On any date other than a Valuation Date, the Accumulation Unit value and the Annuity Unit value will not change.


Allocation of Purchase Payments

Purchase Payments allocated to the variable account are placed into the VAA's Subaccounts, according to your instructions. You may also allocate Purchase Payments in the fixed account, if available.

The minimum amount of any Purchase Payment which can be put into any one Subaccount is $20. The minimum amount of any Purchase Payment which can be put into a fixed account is $2,000.


If we receive your Purchase Payment from you or your broker-dealer in Good Order at our Servicing Office prior to the close of the New York Stock Exchange (normally 4:00 p.m., New York time), we will use the Accumulation Unit value computed on that Valuation Date when processing your Purchase Payment. If we receive your Purchase Payment in Good Order after market close, we will use the Accumulation Unit value computed on the next Valuation Date. If you submit your Purchase Payment to your registered representative, we will generally not begin processing the Purchase Payment until we receive it from your representative's broker-dealer. If your broker-dealer submits your Purchase Payment to us through the Depository Trust and Clearing Corporation (DTCC) or, pursuant to terms agreeable to us, uses a proprietary order placement system to submit your Purchase Payment to us, and your Purchase Payment was placed with your broker-dealer prior to market close then we will use the Accumulation Unit value computed on that Valuation Date when processing your Purchase Payment. If your Purchase Payment was placed with your broker-dealer after market close, then we will use the Accumulation Unit value computed on the next Valuation Date. There may be circumstances under which the New York Stock Exchange may close early (prior to 4:00 p.m., New York time). In such instances, Purchase Payments received after such early market close will be processed using the Accumulation Unit Value computed on the next Valuation Date.


The number of Accumulation Units determined in this way is not impacted by any subsequent change in the value of an Accumulation Unit. However, the dollar value of an Accumulation Unit will vary depending not only upon how well the underlying fund's investments perform, but also upon the expenses of the VAA and the underlying funds.


Valuation of Accumulation Units

Purchase Payments allocated to the VAA are converted into Accumulation Units. This is done by dividing the amount allocated by the value of an Accumulation Unit for the Valuation Period during which the Purchase Payments are allocated to the VAA. The Accumulation Unit value for each Subaccount was or will be established at the inception of the Subaccount. It may increase or decrease from Valuation Period to Valuation Period. Accumulation Unit values are affected by investment performance of the funds, fund expenses, and the contract charges. The Accumulation Unit value for a Subaccount for a later Valuation Period is determined as follows:

1.The total value of the fund shares held in the Subaccount is calculated by multiplying the number of fund shares owned by the Subaccount at the beginning of the Valuation Period by the net asset value per share of the fund at the end of the Valuation Period, and adding any dividend or other distribution of the fund if an ex-dividend date occurs during the Valuation Period; minus

2.The liabilities of the Subaccount at the end of the Valuation Period; these liabilities include daily charges imposed on the Subaccount, and may include a charge or credit with respect to any taxes paid or reserved for by us that we determine result from the operations of the VAA; and

3.The result is divided by the number of Subaccount units outstanding at the beginning of the Valuation Period.

The daily charges imposed on a Subaccount for any Valuation Period are equal to the daily mortality and expense risk charge and the daily administrative charge multiplied by the number of calendar days in the Valuation Period. Contracts with different features have different daily charges, and therefore, will have different corresponding Accumulation Unit values on any given day. In certain circumstances (for example, when separate account assets are less than $1,000), and when permitted by law, it may be prudent for us to use a different standard industry method for this calculation, called the Net Investment Factor method. We will achieve substantially the same result using either method.


Transfers On or Before the Annuity Commencement Date

After the first 30 days from the effective date of your contract, you may transfer all or a portion of your investment from one Subaccount to another. A transfer involves the surrender of Accumulation Units in one Subaccount and the purchase of Accumulation Units in the other Subaccount. A transfer will be done using the respective Accumulation Unit values determined at the end of the Valuation Date on which the transfer request is received.

Transfers (among the variable Subaccounts and as permitted between the variable and fixed accounts) are limited to twelve (12) per Contract Year unless otherwise authorized by us. Currently, there is no charge for a transfer. This limit does not apply to transfers made under the automatic transfer programs of dollar cost averaging, cross-reinvestment or portfolio rebalancing elected on forms available from us. See Additional Services and the SAI for more information on these programs. These transfer rights and restrictions also apply during the i4LIFE (Reg. TM) Advantage Access Period (the time period during which you may make withdrawals from the i4LIFE (Reg. TM) Advantage Account Value). See i4LIFE (Reg. TM) Advantage.

The minimum amount which may be transferred between Subaccounts is $300 (or the entire amount in the Subaccount, if less than $300). If the transfer from a Subaccount would leave you with less than $300 in the Subaccount, we may transfer the total balance of the Subaccount.


A transfer request may be made to our Service Office in writing, or by fax or other electronic means. A transfer request may also be made by telephone provided the appropriate authorization is on file with us. Our address, telephone number, and Internet address are on the first page of this prospectus. Requests for transfers will be processed on the Valuation Date that they are received when they are received in Good Order at our Service Office before the close of the New York Stock Exchange (normally 4:00 p.m., New York time). If we receive a transfer request in Good Order after market close, we will process the request using the Accumulation Unit Value computed on the next Valuation Date.

There may be circumstances under which the New York Stock Exchange may close early (prior to 4:00 p.m., New York time). In such instances transfers received after such early market close will be processed using the Accumulation Unit Value computed on the next Valuation Date.


If your contract offers a fixed account, you may also transfer all or any part of the Contract Value from the Subaccount(s) to the fixed side of the contract, except during periods when (if permitted by your contract) we have discontinued accepting transfers into the fixed side of the contract. The minimum amount which can be transferred to a fixed account is $2,000 or the total amount in the Subaccount if less than $2,000. However, if a transfer from a Subaccount would leave you with less than $300 in the Subaccount, we may transfer the total amount to the fixed side of the contract.

Because of these restrictions, it may take several years to transfer all of the Contract Value in the fixed accounts to the variable Subaccounts. You should carefully consider whether the fixed account meets your investment criteria.

Transfers may be delayed as permitted by the 1940 Act. See Delay of Payments.


Telephone and Electronic Transactions

A surrender, withdrawal, or transfer request may be made to our Servicing Office using a fax or other electronic means. In addition, withdrawal and transfer requests may be made by telephone, subject to certain restrictions. In order to prevent unauthorized or fraudulent transfers, we may require certain identifying information before we will act upon instructions. We may also assign the Contractowner a Personal Identification Number (PIN) to serve as identification. We will not be liable for following instructions we reasonably believe are genuine. Telephone and other electronic requests will be recorded and written confirmation of all transactions will be mailed to the Contractowner on the next Valuation Date.

Please note that the telephone and/or electronic devices may not always be available. Any telephone, fax machine or other electronic device, whether it is yours, your service provider's, or your agent's, can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may delay or prevent our processing of your request. Although we have taken precautions to limit these problems, we cannot promise complete reliability under all circumstances. If you are experiencing problems, you should make your request by writing to our Servicing Office.


Market Timing

Frequent, large, or short-term transfers among Subaccounts and the fixed account, such as those associated with "market timing" transactions, can affect the funds and their investment returns. Such transfers may dilute the value of the fund shares, interfere with the efficient management of the fund's portfolio, and increase brokerage and administrative costs of the funds. As an effort to protect our Contractowners and the funds from potentially harmful trading activity, we utilize certain market timing policies and procedures (the "Market Timing Procedures"). Our Market Timing Procedures are designed to detect and prevent such transfer activity among the Subaccounts and the fixed account that may affect other Contractowners or fund shareholders.

In addition, the funds may have adopted their own policies and procedures with respect to frequent purchases and redemptions of their respective shares. The prospectuses for the funds describe any such policies and procedures, which may be more or less restrictive than the frequent trading policies and procedures of other funds and the Market Timing Procedures we have adopted to discourage frequent transfers among Subaccounts. While we reserve the right to enforce these policies and procedures, Contractowners and other persons with interests under the contracts should be aware that we may not have the contractual authority or the operational capacity to apply the frequent trading policies and procedures of the funds. However, under SEC rules, we are required to: (1) enter into a written agreement with each fund or its principal underwriter that obligates us to provide to the fund promptly upon request certain information about the trading activity of individual Contractowners, and (2) execute instructions from the fund to restrict or prohibit further purchases or transfers by specific Contractowners who violate the excessive trading policies established by the fund.


You should be aware that the purchase and redemption orders received by the funds generally are "omnibus" orders from intermediaries such as retirement plans or separate accounts funding variable insurance contracts. The omnibus orders reflect the aggregation and netting of multiple orders from individual retirement plan participants and/or individual owners of variable insurance contracts. The omnibus nature of these orders may limit the funds' ability to apply their respective disruptive trading policies and procedures. We cannot guarantee that the funds (and thus our Contractowners) will not be harmed by transfer activity relating to the retirement plans and/or other insurance companies that may invest in the funds. In addition, if a fund believes that an omnibus order we submit may reflect one or more transfer requests from policy owners engaged in disruptive trading activity, the fund may reject the entire omnibus order.


Our Market Timing Procedures detect potential "market timers" by examining the number of transfers made by Contractowners within given periods of time. In addition, managers of the funds might contact us if they believe or suspect that there is market timing. If requested by a fund company, we may vary our Market Timing Procedures from Subaccount to Subaccount to comply with specific fund policies and procedures.

We may increase our monitoring of Contractowners who we have previously identified as market timers. When applying the parameters used to detect market timers, we will consider multiple contracts owned by the same Contractowner if that Contractowner has been identified as a market timer. For each Contractowner, we will investigate the transfer patterns that meet the parameters being used to detect potential market timers. We will also investigate any patterns of trading behavior identified by the funds that may not have been captured by our Market Timing Procedures.

Once a Contractowner has been identified as a "market timer" under our Market Timing Procedures, we will notify the Contractowner in writing that future transfers (among the Subaccounts and/or the fixed account) will be temporarily permitted to be made only by original signature sent to us by U.S. mail, first-class delivery for the remainder of the Contract Year (or calendar year if the contract is an individual contract that was sold in connection with an employer sponsored plan). Overnight delivery or electronic instructions (which may include telephone, facsimile, or Internet instructions) submitted during this period will not be accepted. If overnight delivery or electronic instructions are inadvertently accepted from a Contractowner that has been identified as a market timer, upon discovery, we will reverse the transaction within 1 or 2 business days. We will impose this "original signature" restriction on that Contractowner even if we cannot identify, in the particular circumstances, any harmful effect from that Contractowner's particular transfers.

Contractowners seeking to engage in frequent, large, or short-term transfer activity may deploy a variety of strategies to avoid detection. Our ability to detect such transfer activity may be limited by operational systems and technological limitations. The identification of Contractowners determined to be engaged in such transfer activity that may adversely affect other Contractowners or fund shareholders involves judgments that are inherently subjective. We cannot guarantee that our Market Timing Procedures will detect every potential market timer. If we are unable to detect market timers, you may experience dilution in the value of your fund shares and increased brokerage and administrative costs in the funds. This may result in lower long-term returns for your investments.


Our Market Timing Procedures are applied consistently to all Contractowners. An exception for any Contractowner will be made only in the event we are required to do so by a court of law. In addition, certain funds available as investment options in your contract may also be available as investment options for owners of other, older life insurance policies issued by us. Some of these older life insurance policies do not provide a contractual basis for us to restrict or refuse transfers which are suspected to be market timing activity. In addition, because other insurance companies and/or retirement plans may invest in the funds, we cannot guarantee that the funds will not suffer harm from frequent, large, or short-term transfer activity among Subaccounts and the fixed accounts of variable contracts issued by other insurance companies or among investment options available to retirement plan participants.

In our sole discretion, we may revise our Market Timing Procedures at any time without prior notice as necessary to better detect and deter frequent, large, or short-term transfer activity to comply with state or federal regulatory requirements, and/or to impose additional or alternate restrictions on market timers (such as dollar or percentage limits on transfers). If we modify our Market Timing Procedures, they will be applied uniformly to all Contractowners or as applicable to all Contractowners investing in underlying funds.

Some of the funds have reserved the right to temporarily or permanently refuse payments or transfer requests from us if, in the judgment of the fund's investment adviser, the fund would be unable to invest effectively in accordance with its investment objective or policies, or would otherwise potentially be adversely affected. To the extent permitted by applicable law, we reserve the right to defer or reject a transfer request at any time that we are unable to purchase or redeem shares of any of the funds available through the VAA, including any refusal or restriction on purchases or redemptions of the fund shares as a result of the funds' own policies and procedures on market timing activities. If a fund refuses to accept a transfer request we have already processed, we will reverse the transaction within 1 or 2 business days. We will notify you in writing if we have reversed, restricted or refused any of your transfer requests. Some funds also may impose redemption fees on short-term trading (i.e., redemptions of mutual fund shares within a certain number of business days after purchase). We reserve the right to administer and collect any such redemption fees on behalf of the funds. You should read the prospectuses of the funds for more details on their redemption fees and their ability to refuse or restrict purchases or redemptions of their shares.


Transfers After the Annuity Commencement Date

You may transfer all or a portion of your investment in one Subaccount to another Subaccount or to the fixed side of the contract, as permitted under your contract. Those transfers will be limited to three times per Contract Year. You may also transfer from a variable annuity payment to a fixed annuity payment. You may not transfer from a fixed annuity payment to a variable annuity payment. Once elected, the fixed annuity payment is irrevocable.

These provisions also apply during the i4LIFE (Reg. TM) Advantage Lifetime Income Period. See i4LIFE (Reg. TM) Advantage.


Ownership

The owner on the date of issue will be the person or entity designated in the contract specifications. If no owner is designated, the Annuitant(s) will be the owner. The owner may name a joint owner.


As Contractowner, you have all rights under the contract. According to New York law, the assets of the VAA are held for the exclusive benefit of all Contractowners and their designated Beneficiaries; and the assets of the VAA are not chargeable with liabilities arising from any other business that we may conduct. We reserve the right to approve all ownership and Annuitant changes. Nonqualified contracts may not be sold, discounted, or pledged as collateral for a loan or for any other purpose. Qualified contracts are not transferable unless allowed under applicable law. Assignments may have an adverse impact on any Death Benefit or benefits offered under Living Benefit Riders in this product and may be prohibited under the terms of a particular rider. We assume no responsibility for the validity or effect of any assignment. Consult your tax adviser about the tax consequences of an assignment.



Joint Ownership

If a contract has joint owners, the joint owners shall be treated as having equal undivided interests in the contract. Either owner, independently of the other, may exercise any ownership rights in this contract. Not more than two owners (an owner and joint owner) may be named and contingent owners are not permitted.


Annuitant


The following rules apply prior to the Annuity Commencement Date. You may name only one Annuitant (unless you are a tax-exempt entity, then you can name two joint Annuitants). You (if the Contractowner is a natural person) have the right to change the Annuitant at any time by notifying us of the change, however we reserve the right to approve all Annuitant changes. This may not be allowed if certain riders are in effect. The new Annuitant must be under age 86 as of the effective date of the change. This change may cause a reduction in the Death Benefits or benefits offered under Living Benefit Riders. See The Contracts - Death Benefit. A contingent Annuitant may be named or changed by notifying us in writing. Contingent Annuitants are not allowed on contracts owned by non-natural owners. On or after the Annuity Commencement Date, the Annuitant or joint Annuitants may not be changed and contingent Annuitant designations are no longer applicable.



Surrenders and Withdrawals

Before the Annuity Commencement Date, we will allow the surrender of the contract or a withdrawal of the Contract Value upon your written request on an approved Lincoln distribution request form (available from the Servicing Office), fax, or other electronic means. Withdrawal requests may be made by telephone, subject to certain restrictions. All surrenders and withdrawals may be made in accordance with the rules discussed below. Surrender or withdrawal rights after the Annuity Commencement Date depend on the Annuity Payout option selected.

The amount available upon surrender/withdrawal is the Contract Value less any applicable charges, fees, and taxes at the end of the Valuation Period during which the written request for surrender/withdrawal is received in Good Order at the Servicing Office. If we receive a surrender or withdrawal request in Good Order at our Servicing Office before the close of the NYSE (normally 4:00 p.m., New York time), we will process the request using the Accumulation Unit Value computed on that Valuation Date. If we receive a surrender or withdrawal request in Good Order at our Servicing Office after market close, we will process the request using the Accumulation Unit value computed on the next Valuation Date. There may be circumstances under which the NYSE may close early (prior to 4:00 p.m., New York time). In such instances, surrender or withdrawal requests received after such early market close will be processed using the Accumulation Unit Value computed on the next Valuation Date. The minimum amount which can be withdrawn is $300. Unless a request for withdrawal specifies otherwise, withdrawals will be made from all Subaccounts within the VAA and from the fixed account in the same proportion that the amount of withdrawal bears to the total Contract Value. See Fixed Side of the Contract. Unless prohibited, surrender/withdrawal payments will be mailed within seven days after we receive a valid written request at the Servicing Office. The payment may be postponed as permitted by the 1940 Act.


There are charges associated with surrender of a contract or withdrawal of Contract Value. You may specify whether these charges are deducted from the amount you request to be withdrawn or from the remaining Contract Value. If the charges are deducted from the remaining Contract Value, the amount of the total withdrawal will increase according to the impact of the applicable surrender charge percentage; consequently, the dollar amount of the surrender charge associated with the withdrawal will also increase. In other words, the dollar amount deducted to cover the surrender charge is also subject to a surrender charge.

The tax consequences of a surrender/withdrawal are discussed later in this prospectus. See Federal Tax Matters - Taxation of Withdrawals and Surrenders.


Additional Services

These are the additional services available to you under your contract: dollar-cost averaging (DCA), automatic withdrawal service (AWS), cross-reinvestment service and portfolio rebalancing. In order to take advantage of one of these services, you will need to complete the appropriate election form that is available from our Servicing Office. For further detailed information on these services, please see Additional Services in the SAI.

Dollar-cost averaging allows you to transfer amounts from the DCA fixed account, if available, or certain variable Subaccounts into the variable Subaccounts on a monthly basis or in accordance with other terms we make available.

You may elect to participate in the DCA program at the time of application or at anytime before the Annuity Commencement Date by completing an election form available from us. The minimum amount to be dollar cost averaged (DCA'd) is $1,500 over any period between six and 60 months. Once elected, the program will remain in effect until the earlier of:

 o the Annuity Commencement Date;

 o the value of the amount being DCA'd is depleted; or

 o you cancel the program by written request or by telephone if we have your telephone authorization on file.


We reserve the right to restrict access to this program at any time.


A transfer made as part of this program is not considered a transfer for purposes of limiting the number of transfers that may be made, or assessing any charges which may apply to transfers. Upon receipt of an additional Purchase Payment allocated to the DCA fixed account, the existing program duration will be extended to reflect the end date of the new DCA program. However, the existing interest crediting rate will not be extended. The existing interest crediting rate will expire at its originally scheduled expiration date and the value remaining in the DCA account from the original amount as well as any additional Purchase Payments will be credited with interest at the standard DCA rate at the time. If you cancel the DCA program, your remaining Contract Value in the DCA program will be allocated to the variable Subaccounts according to your allocation instructions. We reserve the right to discontinue or modify this program at any time. DCA does not assure a profit or protect against loss.



The automatic withdrawal service (AWS) provides for an automatic periodic withdrawal of your Contract Value. Withdrawals under AWS are subject to applicable Premium Based Charge deductions and surrender charges. See Charges and Other Deductions - Surrender Charge. Withdrawals under AWS will be noted on your quarterly statement. AWS is available for amounts allocated to the fixed account, if applicable.


The cross-reinvestment service automatically transfers the Contract Value in a designated variable Subaccount that exceeds a baseline amount to another specific variable Subaccount at specific intervals. You specify the applicable Subaccounts, the baseline amount and the interval period. For example, you can specify, at the beginning of each calendar quarter, that any amount in excess of $50,000 in a particular Subaccount will be transferred to a different Subaccount.


Portfolio rebalancing is an option that restores to a pre-determined level the percentage of Contract Value allocated to each variable Subaccount. The rebalancing may take place monthly, quarterly, semi-annually or annually. Rebalancing events will be noted on your quarterly statement. The fixed account is not available for portfolio rebalancing.

Only one of the three additional services (DCA, cross-reinvestment and portfolio rebalancing) may be used at one time. For example, you cannot have DCA and cross-reinvestment running simultaneously.


Death Benefit

The chart below provides a brief overview of how the Death Benefit proceeds will be distributed if death occurs prior to i4LIFE (Reg. TM) Advantage elections or prior to the Annuity Commencement Date. Refer to your contract for the specific provisions applicable upon death.


 UPON DEATH OF:    AND...
Contractowner     There is a surviving joint owner
 Contractowner     There is no surviving joint owner
Contractowner     There is no surviving joint owner
                  and the Beneficiary predeceases the
                  Contractowner
 Annuitant         The Contractowner is living
Annuitant         The Contractowner is living
 Annuitant**       The Contractowner is a trust or
                  other non-natural person



 UPON DEATH OF:    AND...                                 DEATH BENEFIT PROCEEDS PASS TO:
Contractowner     The Annuitant is living or deceased    joint owner
 Contractowner     The Annuitant is living or deceased    designated Beneficiary
Contractowner     The Annuitant is living or deceased    Contractowner's estate
 Annuitant         There is no contingent Annuitant       The youngest Contractowner
                                                         becomes the contingent Annuitant
                                                         and the contract continues. The
                                                         Contractowner may waive* this
                                                         continuation and receive the Death
                                                         Benefit proceeds.
Annuitant         The contingent Annuitant is living     contingent Annuitant becomes the
                                                         Annuitant and the contract continues
 Annuitant**       No contingent Annuitant allowed        designated Beneficiary
                  with non-natural Contractowner



* Notification from the Contractowner to select the Death Benefit proceeds must be received within 75 days of the death of the Annuitant.

** Death of Annuitant is treated like death of the Contractowner.



If the Contractowner (or a joint owner) or Annuitant dies prior to the Annuity Commencement Date, a Death Benefit may be payable. You can choose the Death Benefit. Only one Death Benefit may be in effect at any one time and this Death Benefit terminates if you elect i4LIFE (Reg. TM) Advantage or elect any other annuitization option. Generally, the more expensive the Death Benefit the greater the protection.

You should consider the following provisions carefully when designating the Beneficiary, Annuitant, any contingent Annuitant and any joint owner, as well as before changing any of these parties. The identity of these parties under the contract may significantly affect the amount and timing of the Death Benefit or other amount paid upon a Contractowner's or Annuitant's death.

You may designate a Beneficiary during your lifetime and change the Beneficiary by filing a written request with our Servicing Office. Each change of Beneficiary revokes any previous designation. We reserve the right to request that you send us the contract for endorsement of a change of Beneficiary.

Upon the death of the Contractowner, a Death Benefit will be paid to the Beneficiary. Upon the death of a joint owner, the Death Benefit will be paid to the surviving joint owner. If the Contractowner is a corporation or other non-individual (non-natural person), the death of the Annuitant will be treated as death of the Contractowner.

If an Annuitant who is not the Contractowner or joint owner dies, then the contingent Annuitant, if named, becomes the Annuitant and no Death Benefit is payable on the death of the Annuitant. If no contingent Annuitant is named, the Contractowner (or younger of joint owners) becomes the Annuitant. Alternatively, a Death Benefit may be paid to the Contractowner (and joint owner, if applicable, in equal shares). Notification of the election of this Death Benefit must be received by us within 75 days of the death of the Annuitant. The contract terminates when any Death Benefit is paid due to the death of the Annuitant.


Only the Contract Value as of the Valuation Date we approve the payment of the death claim is available as a Death Benefit if a Contractowner, joint owner or Annuitant was added or changed subsequent to the effective date of this contract unless the change occurred because of the death of a prior Contractowner, joint owner or Annuitant. If your Contract Value equals zero, no Death Benefit will be paid.


Account Value Death Benefit. If you elect the Account Value Death Benefit contract option, we will pay a Death Benefit equal to the Contract Value on the Valuation Date the Death Benefit is approved by us for payment. No additional Death Benefit is provided. Once you have selected this Death Benefit option, it cannot be changed. (Your contract may refer to this benefit as the Contract Value Death Benefit.)

Guarantee of Principal Death Benefit. If you do not select a Death Benefit, the Guarantee of Principal Death Benefit will apply to your contract. If the Guarantee of Principal Death Benefit is in effect, the Death Benefit will be equal to the greater of:
 o the current Contract Value as of the Valuation Date we approve the payment of the claim; or

 o the sum of all Purchase Payments decreased by withdrawals in the same proportion that withdrawals reduced the Contract Value (withdrawals less than or equal to the Guaranteed Annual Income amount under any version of the Lincoln Lifetime IncomeSM Advantage 2.0 rider may reduce the sum of all Purchase Payments amount on a dollar for dollar basis. See The Contracts - Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk)).


In a declining market, withdrawals deducted in the same proportion that withdrawals reduce the Contract Value may have a magnified effect on the reduction of the Death Benefit payable. All references to withdrawals include deductions for any applicable charges associated with those withdrawals (Premium Based Charges and surrender charges for example) and premium taxes, if any.


The Guarantee of Principal Death Benefit may be discontinued by completing the Death Benefit Discontinuance form and sending it to our Servicing Office. The benefit will be discontinued as of the valuation date we receive the request and the Account Value Death Benefit will apply. We will deduct the charge for the Account Value Death Benefit as of that date. See Charges and Other Deductions.


Enhanced Guaranteed Minimum Death Benefit (EGMDB). If the EGMDB is in effect, the Death Benefit paid will be the greatest of:

 o the current Contract Value as of the Valuation Date we approve the payment of the claim; or
 o the sum of all Purchase Payments decreased by withdrawals in the same proportion that withdrawals reduced the Contract Value (withdrawals less than or equal to the Guaranteed Annual Income amount under any version of the Lincoln Lifetime IncomeSM Advantage 2.0 rider may reduce the sum of all Purchase Payments amount on a dollar for dollar basis. See The Contracts - Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk)); or

 o the highest Contract Value which the contract attains on any contract anniversary (including the inception date) (determined before the allocation of any Purchase Payments on that contract anniversary) prior to the 81st birthday of the deceased and prior to the death of the Contractowner, joint owner (if applicable) or Annuitant for whom the death claim is approved for payment. The highest Contract Value is increased by Purchase Payments and is decreased by withdrawals subsequent to that anniversary date in the same proportion that withdrawals reduced the Contract Value.

In a declining market, withdrawals deducted in the same proportion that withdrawals reduce the Contract Value may have a magnified effect on the reduction of the Death Benefit payable. All references to withdrawals include deductions for any applicable charges associated with those withdrawals (Premium Based Charges and surrender charges for example) and premium taxes, if any.

The EGMDB is not available under contracts issued to a Contractowner, or joint owner or Annuitant, who is age 80 or older at the time of issuance.

You may discontinue the EGMDB at any time by completing the Death Benefit Discontinuance form and sending it to our Servicing Office. The benefit will be discontinued as of the Valuation Date we receive the request, and the Guarantee of Principal Death Benefit or the Account Value Death Benefit will apply. We will deduct the applicable charge for the new Death Benefit as of that date. See Charges and Other Deductions.


General Death Benefit Information


Only one of these Death Benefits may be in effect at any one time. This benefit terminates if you elect i4LIFE (Reg. TM) Advantage or if you elect an annuitization option. i4LIFE (Reg. TM) Advantage provides Death Benefit options during the Access Period. Please see the i4LIFE (Reg. TM) Advantage - i4LIFE (Reg. TM) Advantage Death Benefit section of this prospectus for more information.


If there are joint owners, upon the death of the first Contractowner, we will pay a Death Benefit to the surviving joint owner. The surviving joint owner will be treated as the primary, designated Beneficiary. Any other Beneficiary designation on record at the time of death will be treated as a contingent Beneficiary. If the surviving joint owner is the spouse of the deceased joint owner, he/she may continue the contract as sole Contractowner. Upon the death of the spouse who continues the contract, we will pay a Death Benefit to the designated Beneficiary(s).


If the Beneficiary is the spouse of the Contractowner, then the spouse may elect to continue the contract as the new Contractowner. Same-sex spouses should carefully consider whether to purchase annuity products that provide benefits based upon status as a spouse, and whether to exercise any spousal rights under the contract. The U.S. Supreme Court recently held that same-sex spouses who have been married under state law will now be treated as spouses for purposes of federal law. You are strongly encouraged to consult a tax advisor before electing spousal rights under the contract.

Should the surviving spouse elect to continue the contract, a portion of the Death Benefit may be credited to the contract. Any portion of the Death Benefit that would have been payable (if the contract had not been continued) that exceeds the current Contract Value on the Valuation Date we approve the claim will be added to the Contract Value. If the contract is continued in this way, the Death Benefit in effect at the time the Beneficiary elected to continue the contract will remain as the Death Benefit.


The value of the Death Benefit will be determined as of the Valuation Date we approve the payment of the claim. Approval of payment will occur upon our receipt of a claim submitted in Good Order. To be in Good Order, we require all the following:

1. proof (e.g. an original certified death certificate), or any other proof of death satisfactory to us, of the death; and

2. written authorization for payment; and

3. all required claim forms, fully completed (including selection of a settlement option).

Notwithstanding any provision of this contract to the contrary, the payment of Death Benefits provided under this contract must be made in compliance with Code Section 72(s) or 401(a)(9) as applicable, as amended from time to time. Death Benefits may be taxable. See Federal Tax Matters.

Unless otherwise provided in the Beneficiary designation, one of the following procedures will take place on the death of a Beneficiary:
 o If any Beneficiary dies before the Contractowner, that Beneficiary's interest will go to any other Beneficiaries named, according to their respective interests; and/or
 o If no Beneficiary survives the Contractowner, the proceeds will be paid to the Contractowner's estate.

If the Beneficiary is a minor, court documents appointing the guardian/custodian may be required.

Unless the Contractowner has already selected a settlement option, the Beneficiary may choose the method of payment of the Death Benefit. The Death Benefit payable to the Beneficiary or joint owner must be distributed within five years of the Contractowner's date of death unless the Beneficiary begins receiving within one year of the Contractowner's death the distribution in the form of a life annuity or an annuity for a designated period not extending beyond the Beneficiary's life expectancy.

Upon the death of the Annuitant, Federal tax law requires that an annuity election be made no later than 60 days after we have approved the death claim for payment.

If the Death Benefit becomes payable, the recipient may elect to receive payment either in the form of a lump sum settlement or an Annuity Payout. If a lump sum settlement is elected, the proceeds will be mailed within seven days of approval by us of the claim subject to the laws, regulations and tax code governing payment of Death Benefits. This payment may be postponed as permitted by the Investment Company Act of 1940.


Abandoned Property. Every state has unclaimed property laws which generally declare annuity contracts to be abandoned after a period of inactivity of three to five years from the date a benefit is due and payable. For example, if the payment of a Death Benefit has been triggered, but, if after a thorough search, we are still unable to locate the Beneficiary of the Death Benefit, or the Beneficiary does not come forward to claim the Death Benefit in a timely manner, the Death Benefit will be "escheated". This means that the Death Benefit will be paid to the abandoned property division or unclaimed property office of the state in which the Beneficiary or the Contractowner last resided, as shown on our books and records, or to our state of domicile. This escheatment is revocable and the state is obligated to pay the Death Benefit (without interest) if your Beneficiary steps forward to claim it with the proper documentation.

To prevent such escheatment, it is important that you update your Beneficiary designations, including addresses, if and as they change. You may update your Beneficiary designations by filing a written request with our Servicing Office.


SecureLine (Reg. TM). As of February 3, 2014, SecureLine (Reg. TM) is no longer offered. Prior to February 3, 2014, in the case of a death of one of the parties to the annuity contract, if the recipient of the Death Benefit had elected a lump sum settlement and the Death Benefit was over $10,000, the proceeds were placed into a SecureLine (Reg. TM) account in the recipient's name as the owner of the account. SecureLine (Reg. TM) is a service that helped the recipient manage the Death Benefit proceeds. With SecureLine (Reg. TM), an interest bearing account was established from the proceeds payable on a policy or contract administered by us. The recipient is the owner of the account, and is the only one authorized to transfer proceeds from the account. Instead of mailing the recipient a check, we will send a checkbook so that the recipient will have access to the account by writing a check. The recipient may choose to leave the proceeds in this account, or may begin writing checks right away. If the recipient decides he or she wants the entire proceeds immediately, the recipient may write one check for the entire account balance. The recipient can write as many checks as he or she wishes. We may at our discretion set minimum withdrawal amounts per check. The total of all checks written cannot exceed the account balance. The SecureLine (Reg. TM) account is part of our general account. It is not a bank account and it is not insured by the FDIC or any other government agency. As part of our general account, it is subject to the claims of our creditors. We receive a benefit from all amounts left in the SecureLine (Reg. TM) account. The recipient may request that surrender proceeds be paid directly to him or her instead of applied to a SecureLine (Reg. TM) account.


Interest credited in the SecureLine (Reg. TM) account is taxable as ordinary income in the year such interest is credited, and is not tax deferred. We recommend that the recipient consult a tax advisor to determine the tax consequences associated with the payment of interest on amounts in the SecureLine (Reg. TM) account. The balance in the recipient's SecureLine (Reg.
TM) account starts earning interest the day the account is opened and will continue to earn interest until all funds are withdrawn. Interest is compounded daily and credited to the recipient's account on the last day of each month. The interest rate will be updated monthly and we may increase or decrease the rate at our discretion. The interest rate credited to the recipient's SecureLine (Reg. TM) account may be more or less than the rate earned on funds held in our general account. The interest rate offered with a SecureLine (Reg.
TM) account is not necessarily that credited to the fixed account.

There are no monthly fees. The recipient may be charged a fee for a stop payment or if a check is returned for insufficient funds.

Investment Requirements


If you purchase a Living Benefit Rider (except i4LIFE (Reg. TM) Advantage without Guaranteed Income Benefit), you will be subject to Investment Requirements. This means you will be limited in your choice of Subaccount investments and in how much you can invest in certain Subaccounts. This also means you will not be able to allocate Contract Value to all of the Subaccounts that are available to Contractowners who have not elected a Living Benefit Rider. If you elect Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) or i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit (Managed Risk), you must allocate your Contract Value in accordance with the Investment Requirements for Managed Risk Riders section below. If you elect any other Living Benefit Rider you must allocate your Contract Value in accordance with the Investment Requirements for other Living Benefit Riders section below. Currently, if you purchase i4LIFE (Reg. TM) Advantage without Guaranteed Income Benefit, you will not be subject to any Investment Requirements, although we reserve the right to impose Investment Requirements for this rider in the future.

If you elect a Living Benefit Rider, Investment Requirements apply whether you purchase the rider at contract issue, or add it to an existing contract. You must hold the rider for a minimum period of time after election (the minimum time is specified under the Termination section of each rider). During this time, you will be required to adhere to the Investment Requirements. After this time, failure to adhere to the Investment Requirements will result in termination of the rider.

Certain of the underlying funds that are included in the Investment Requirements, including funds managed by an adviser affiliated with us, employ risk management strategies that are intended to control the funds' overall volatility, and for some funds, to also reduce the downside exposure of the funds during significant market downturns. These risk management strategies could limit the upside participation of the fund in rising equity markets relative to other funds. The success of the adviser's risk management strategy depends, in part, on the adviser's ability to effectively and efficiently implement its risk forecasts and to manage the strategy for the fund's benefit. There is no guarantee that the strategy can achieve or maintain the fund's optimal risk targets. The fund's performance may be negatively impacted in certain markets as a result of reliance on these strategies. In low volatility markets the volatility management strategy may not mitigate losses. In addition, the adviser may not be able to effectively implement the strategy during rapid or extreme market events. Such inefficiency in implementation could cause the fund to lose more money than investing without the risk management strategy or not realize potential gains. Any one of these factors could impact the success of the volatility management strategy, and the fund may not perform as expected.

These funds are included under Investment Requirements (particularly in the Investment Requirements for the Managed Risk riders) in part, to reduce the risk of investment losses that may require us to use our own assets to make guaranteed payments under a Living Benefit Rider. Our financial interest in reducing loss and the volatility of overall Contract Values, in light of our obligations to provide benefits under the riders, may be deemed to present a potential conflict of interest with respect to the interests of Contractowners. In addition, any negative impact to the underlying funds as a result of the risk management strategies may limit Contract Values, which in turn may limit your ability to achieve step-ups of the benefit base under a Living Benefit Rider. For more information about the funds and the investment strategies they employ, please refer to the funds' current prospectuses. Fund prospectuses are available by contacting us.


We have divided the Subaccounts of your contract into groups and have specified the minimum or maximum percentages of Contract Value that must be in each group at the time you purchase the rider. Some investment options are not available to you if you purchase certain riders. The Investment Requirements may not be consistent with an aggressive investment strategy. You should consult with your registered representative to determine if the Investment Requirements are consistent with your investment objectives.


You can select the percentages of Contract Value (or Account Value if i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit is in effect) to allocate to individual Subaccounts within each group, but the total investment for all Subaccounts within the group must comply with the specified minimum or maximum percentages for that group.

In accordance with these Investment Requirements, you agree to be automatically enrolled in the portfolio rebalancing option under your contract and thereby authorize us to automatically rebalance your Contract Value on a periodic basis. On each quarterly anniversary of the effective date of the rider, we will rebalance your Contract Value, on a pro-rata basis, based on your allocation instructions in effect at the time of the rebalancing. Any reallocation of Contract Value among the Subaccounts made by you prior to a rebalancing date will become your allocation instructions for rebalancing purposes. Confirmation of the rebalancing will appear on your quarterly statement.

Investment Requirements for Managed Risk Riders (formerly Protected Funds Riders). If you elect Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) or i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit (Managed Risk), you must currently allocate your Contract Value among one or more of the following Subaccounts only.




 Group 1                                                   Group 2
Investments must be at least 30% of Contract              Investments cannot exceed 70% of Contract
Value or Account Value (if i4LIFE (Reg. TM) Advantage     Value or Account Value (if i4LIFE (Reg. TM) Advantage
with Guaranteed Income Benefit (Managed                   with Guaranteed Income Benefit (Managed
Risk) is in effect)                                       Risk) is in effect)
--------------------------------------------------------- -------------------------------------------------------
 Delaware VIP (Reg. TM) Diversified Income Series          LVIP BlackRock Equity Dividend RPM Fund
 Delaware VIP (Reg. TM) Limited-Term Diversified Income   LVIP Columbia Small-Mid Cap Growth RPM Fund
  Series                                                  LVIP Dimensional Non-U.S. Equity RPM Fund
 LVIP BlackRock Inflation Protected Bond Fund             LVIP Dimensional U.S. Equity RPM Fund
 LVIP Delaware Bond Fund                                  LVIP JPMorgan Mid Cap Value RPM Fund
 LVIP Delaware Diversified Floating Rate Fund             LVIP Managed Risk Profile Conservative Fund
 LVIP Dimensional / Vanguard Total Bond Fund              LVIP Managed Risk Profile Growth Fund
 LVIP Global Income Fund                                  LVIP Managed Risk Profile Moderate Fund
 LVIP PIMCO Low Duration Bond Fund                        LVIP SSgA Global Tactical Allocation RPM Fund
 LVIP SSgA Bond Index Fund                                LVIP Templeton Growth RPM Fund
                                                          LVIP UBS Large Cap Growth RPM Fund



 Group 1                                                   Group 3
Investments must be at least 30% of Contract              Investments cannot exceed 10% of Contract
Value or Account Value (if i4LIFE (Reg. TM) Advantage     Value or Account Value (if i4LIFE (Reg. TM) Advantage
with Guaranteed Income Benefit (Managed                   with Guaranteed Income Benefit (Managed
Risk) is in effect)                                       Risk) is in effect)
--------------------------------------------------------- ------------------------------------------------------
 Delaware VIP (Reg. TM) Diversified Income Series          LVIP BlackRock Emerging Markets RPM Fund
 Delaware VIP (Reg. TM) Limited-Term Diversified Income
  Series
 LVIP BlackRock Inflation Protected Bond Fund
 LVIP Delaware Bond Fund
 LVIP Delaware Diversified Floating Rate Fund
 LVIP Dimensional / Vanguard Total Bond Fund
 LVIP Global Income Fund
 LVIP PIMCO Low Duration Bond Fund
 LVIP SSgA Bond Index Fund



As an alternative, to satisfy these Investment Requirements, you may allocate 100% of your Contract Value among the Subaccount listed below. If you allocate less than 100% of Contract Value or Account Value to or among these Subaccounts, then the Subaccounts listed below that are also listed in Group 1 will be subject to Group 1 restrictions. Any remaining Subaccounts listed below that are not listed in Group 1 will fall into Group 2 and will be subject to Group 2 restrictions.

o Delaware VIP (Reg. TM) Diversified Income Series
o Delaware VIP (Reg. TM) Limited-Term Diversified Income Series
o LVIP BlackRock Inflation Protected Bond Fund
o LVIP Delaware Bond Fund
o LVIP Delaware Diversified Floating Rate Fund
o LVIP Dimensional / Vanguard Total Bond Fund
o LVIP Global Income Fund

o LVIP Managed Risk Profile Conservative Fund
o LVIP Managed Risk Profile Growth Fund
o LVIP Managed Risk Profile Moderate Fund
o LVIP PIMCO Low Duration Bond Fund
o LVIP SSgA Bond Index Fund

o LVIP SSgA Global Tactical Allocation RPM Fund



Investment Requirements for other Living Benefit Riders. If you elected a Living Benefit Rider other than Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) or i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit (Managed
Risk), you must currently allocate your Contract Value among one or more of the following Subaccounts only.




 Group 1                                                   Group 2
Investments must be at least 30% of Contract              Investments cannot exceed 70% of Contract
Value or Account Value (if i4LIFE (Reg. TM) Advantage     Value or Account Value (if i4LIFE (Reg. TM) Advantage
with Guaranteed Income Benefit is in effect)              with Guaranteed Income Benefit is in effect)
--------------------------------------------------------- -------------------------------------------------------
 Delaware VIP (Reg. TM) Diversified Income Series          Any of the Subaccounts offered under the
 Delaware VIP (Reg. TM) Limited-Term Diversified Income   contract, except for funds in Groups 1 and 3
  Series                                                  and the fixed account.
 LVIP BlackRock Inflation Protected Bond Fund
 LVIP Delaware Bond Fund
 LVIP Delaware Diversified Floating Rate Fund
 LVIP Dimensional/Vanguard Total Bond Fund
 LVIP Global Income Fund
 LVIP PIMCO Low Duration Bond Fund
 LVIP SSgA Bond Index Fund



 Group 1                                                   Group 3
Investments must be at least 30% of Contract              Investments cannot exceed 10% of Contract
Value or Account Value (if i4LIFE (Reg. TM) Advantage     Value or Account Value (if i4LIFE (Reg. TM) Advantage
with Guaranteed Income Benefit is in effect)              with Guaranteed Income Benefit is in effect)
--------------------------------------------------------- ------------------------------------------------------
 Delaware VIP (Reg. TM) Diversified Income Series          AllianceBernstein VPS Global Thematic Growth
 Delaware VIP (Reg. TM) Limited-Term Diversified Income   Portfolio
  Series                                                  Delaware VIP (Reg. TM) Emerging Markets Series
 LVIP BlackRock Inflation Protected Bond Fund             Delaware VIP (Reg. TM) REIT Series
 LVIP Delaware Bond Fund                                  DWS Alternative Asset Allocation VIP Portfolio
 LVIP Delaware Diversified Floating Rate Fund             LVIP BlackRock Emerging Markets RPM Fund
 LVIP Dimensional/Vanguard Total Bond Fund                LVIP Clarion Global Real Estate Fund
 LVIP Global Income Fund                                  LVIP SSgA Emerging Markets 100 Fund
 LVIP PIMCO Low Duration Bond Fund                        MFS (Reg. TM) VIT Utilities Series
 LVIP SSgA Bond Index Fund



The ClearBridge Variable Mid Cap Core Portfolio and Templeton Global Bond VIP Fund are not available with these riders. The fixed account is only available for dollar cost averaging.

As an alternative to satisfy these Investment Requirements, you may allocate 100% of your Contract Value among the Subaccounts listed below. If you allocate less than 100% of Contract Value or i4LIFE (Reg. TM) Advantage Account Value among these Subaccounts, then the Subaccounts listed below that are also listed in Group 1 will be subject to Group 1 restrictions. Any remaining Subaccounts listed below that are not listed in Group 1 will fall into Group 2 and be subject to Group 2 restrictions.


o BlackRock Global Allocation VI Fund

o Delaware VIP (Reg. TM) Diversified Income Series

o Delaware VIP (Reg. TM) Limited-Term Diversified Income Series
o LVIP BlackRock Inflation Protected Bond Fund

o LVIP Delaware Bond Fund
o LVIP Delaware Diversified Floating Rate Fund
o LVIP Dimensional/Vanguard Total Bond Fund
o LVIP Global Income Fund
o LVIP Managed Risk Profile Conservative Fund
o LVIP Managed Risk Profile Moderate Fund
o LVIP Managed Risk Profile Growth Fund
o LVIP PIMCO Low Duration Bond Fund
o LVIP SSgA Bond Index Fund


o LVIP SSgA Global Tactical Allocation RPM Fund
o LVIP SSgA Conservative Index Allocation Fund
o LVIP SSgA Conservative Structured Allocation Fund
o LVIP SSgA Moderate Index Allocation Fund
o LVIP SSgA Moderate Structured Allocation Fund
o LVIP SSgA Moderately Aggressive Index Allocation Fund
o LVIP SSgA Moderately Aggressive Structured Allocation Fund


Living Benefit Riders

The optional Living Benefit Riders offered under this variable annuity contract are described in the following sections. The riders offer either a minimum withdrawal benefit (Lincoln SmartSecurity (Reg. TM) Advantage), a minimum Annuity Payout (i4LIFE (Reg. TM) Advantage with or without Guaranteed Income Benefit), or an income benefit (Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) and Lincoln Lifetime IncomeSM Advantage 2.0). Living Benefit Riders which are no longer available for purchase include: Lincoln SmartSecurity (Reg. TM) Advantage and Lincoln Lifetime IncomeSM Advantage 2.0. Certain versions of i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit may also be unavailable unless guaranteed under a prior rider you purchased. You may not elect more than one Living Benefit Rider at any one time. Upon election of a Living Benefit Rider, you will be subject to Investment Requirements (unless you elect i4LIFE (Reg. TM) Advantage without the Guaranteed Income Benefit).

Excess Withdrawals under certain Living Benefit Riders may result in a reduction or premature termination of those benefits or of those riders. If you are not certain how an Excess Withdrawal will reduce your future guaranteed amounts, you should contact either your registered representative or us prior to requesting a withdrawal to find out what, if any, impact the Excess Withdrawal will have on any guarantees under the Living Benefit Rider. Terms and conditions may change after the contract is purchased.

The benefits and features of the optional Living Benefit Riders are separate and distinct from the downside protection strategies that may be employed by the funds offered under this contract. The riders do not guarantee the investment results of the funds.

The Living Benefit Riders provide different methods to take income from your Contract Value or receive lifetime payments and may provide certain guarantees. There are differences between the riders in the features provided as well as the charge structure. Before you elect a rider, or terminate your existing rider to elect a new rider, you should carefully review the terms and conditions of each rider. If you elect a rider at contract issue, then the rider will be effective on the contract's effective date.


Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk)

Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) is a Living Benefit Rider available for purchase in your contract that provides:

 o Guaranteed periodic withdrawals up to the Guaranteed Annual Income amount (with certain exceptions listed later, up to the Contractowner's age 80 on qualified contracts and up to the Contractowner's age 95 (or the younger of you and your spouse if the joint life option is elected) for nonqualified contracts) which is based upon a guaranteed Income Base (a value equal to either your initial Purchase Payment or Contract Value, if elected after the contract's effective date);
 o Lifetime income is available through i4LIFE (Reg. TM) Advantage or Guaranteed Annual Income Amount Annuity Payout Option which must be elected by specific ages set forth below;
 o A 5% Enhancement to the Income Base (less Purchase Payments received in that year) if greater than an Automatic Annual Step-up so long as no withdrawals are made in that year and the rider is within the Enhancement Period;
 o Automatic Annual Step-ups of the Income Base to the Contract Value if the Contract Value is equal to or greater than the Income Base after the 5% Enhancement;

 o Age-based increases to the Guaranteed Annual Income amount (after reaching a higher age-band and after an Automatic Annual Step-up).

Prior to May 12, 2014, this rider was called Lincoln Lifetime IncomeSM Advantage 2.0 Protected Funds. A prior version of this rider, Lincoln Lifetime IncomeSM Advantage 2.0, provided lower Guaranteed Annual Income percentages with less restrictive Investment Requirements. All terms that apply to Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) apply to Lincoln Lifetime IncomeSM Advantage 2.0 except as noted. Lincoln Lifetime IncomeSM Advantage 2.0 is no longer available for purchase.

Please note any withdrawals made prior to age 55 or that exceed the Guaranteed Annual Income amount or that are not payable to the original Contractowner or original Contractowner's bank account (or to the original Annuitant or the original Annuitant's bank account, if the owner is a non-natural person) (Excess Withdrawals) may significantly reduce your Income Base as well as your Guaranteed Annual Income amount by an amount greater than the dollar amount of the Excess Withdrawal and will terminate the rider if the Income Base is reduced to zero. Withdrawals will also negatively impact the availability of the 5% Enhancement.

In order to purchase Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk), the Purchase Payment or Contract Value (if purchased after the contract is issued) must be at least $25,000. This rider provides guaranteed, periodic withdrawals regardless of the investment performance of the contract, provided that certain conditions are met. The Contractowner, Annuitant or Secondary Life may not be changed while this rider is in effect (except if the Secondary Life assumes ownership of the contract upon death of the Contractowner), including any sale or assignment of the contract as collateral. An Income Base is used to calculate the Guaranteed Annual Income payment from your contract, but is not available as a separate benefit upon death or surrender. The Income Base is equal to the initial Purchase Payment (or Contract Value if elected after contract issue), increased by subsequent Purchase Payments, Automatic Annual Step-ups and 5% Enhancements, and decreased by Excess Withdrawals in accordance with the provisions set forth below. After the first anniversary of the rider effective date, once cumulative additional Purchase Payments exceed $100,000, additional Purchase Payments will be limited to $50,000 per Benefit Year without Servicing Office approval. No additional Purchase Payments are allowed if the Contract Value decreases to zero for any reason.

This rider provides for guaranteed, periodic withdrawals up to the Guaranteed Annual Income amount commencing after the younger of you or your spouse (joint life option) reach age 55. The Guaranteed Annual Income payments are based upon specified percentages of the Income Base. The specified withdrawal percentages of the Income Base are age based and may increase over time. With the single life and joint life options, you may receive Guaranteed Annual Income payments for your lifetime through the election of i4LIFE (Reg. TM) Advantage or the Guaranteed Annual Income Amount Annuity Payout Option. If an election is not made, the Lincoln Lifetime IncomeSM Advantage 2.0 rider will terminate. Except as specified below, this election must be made by the Contractowner's age 80 for qualified contracts and up to the Contractowner's (or joint owner's if younger) age 95 for nonqualified contracts. Purchasers of Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) who own their riders through the 5th Benefit Year anniversary must elect i4LIFE (Reg. TM) Advantage or the Guaranteed Annual Income Amount Annuity Payout Option prior to age 85 for qualified contracts or age 99 for nonqualified contracts.

Lincoln New York offers other optional riders available for purchase with its variable annuity contracts. These riders provide different methods to take income from your Contract Value and may provide certain guarantees. There are differences between the riders in the features provided as well as the charge structure. In addition, the purchase of one rider may impact the availability of another rider. Information about the relationship between Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) and these other riders is included later in this discussion. Not all riders will be available at all times. You may consider purchasing Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) if you want a guaranteed lifetime income payment that may grow as you get older and may increase through the Automatic Annual Step-up or 5% Enhancement. The cost of Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) may be higher than other Living Benefit Riders that you may purchase in your contract. The age at which you may start receiving the Guaranteed Annual Income amount may be different than the ages that you may receive guaranteed payments under other riders.

Availability. If you are interested in this rider, you must elect Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk). Lincoln Lifetime IncomeSM Advantage 2.0 is no longer available. For contracts issued on or after August 26, 2013, Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) is only available for election at the time the contract is purchased.

Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) is available for purchase with nonqualified and qualified (IRAs and Roth IRAs) annuity contracts. The Contractowner/Annuitant as well as the spouse under the joint life option must be at least age 50 and age 85 or younger (age 76 for qualified contracts) at the time this rider is elected. You cannot elect the rider and any other Living Benefit Rider offered in your contract at the same time. You may not elect the rider if you have also elected i4LIFE (Reg. TM) Advantage, which is an Annuity Payout option. There is no guarantee that Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) will be available for new purchasers in the future as we reserve the right to discontinue this benefit at any time. In addition, we may make different versions of Lincoln Lifetime IncomeSM Advantage
2.0 (Managed Risk) available to new purchasers.

If you purchased Lincoln Lifetime IncomeSM Advantage 2.0 prior to May 21, 2012, you are not eligible to purchase Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) as there would be no additional benefit to you.

If you purchased your contract prior to August 26, 2013, and you own a Living Benefit Rider (other than Lincoln Lifetime IncomeSM Advantage 2.0) and you wish to elect Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk), you must first terminate your existing Living Benefit Rider. You must wait at least 12 months after this termination, and also comply with your existing Living Benefit Rider's termination rules, before you will be able to elect Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk). For further information on termination rules, see the "Termination" section associated with your Living Benefit Rider. In all cases, by terminating your existing Living Benefit Rider, you will no longer be entitled to any of the benefits that have accrued under that rider.

If you purchase Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk), you will be limited in your ability to invest within the Subaccounts offered within your contract. You will be required to adhere to Investment Requirements for Managed Risk Riders. If you purchased Lincoln Lifetime IncomeSM Advantage 2.0 you are required to adhere to Investment Requirements for other Living Benefit Riders.

In addition, the fixed account is not available except for use with dollar cost averaging. See Investment Requirements for more information.

If the rider is elected at contract issue, then the rider will be effective on the contract's effective date. If the rider is elected after the contract is issued (available only for contracts issued prior to August 26, 2013), the rider will be effective on the next Valuation Date following approval by us.


Benefit Year. The Benefit Year is the 12-month period starting with the effective date of the rider and starting with each anniversary of the rider effective date after that.


Income Base. The Income Base is a value used to calculate your Guaranteed Annual Income amount. The Income Base is not available to you as a lump sum withdrawal or a Death Benefit. The initial Income Base varies based on when you elect the rider. If you elect the rider at the time you purchase the contract, the initial Income Base will equal your initial Purchase Payment . If you elect the rider after we issue the contract, the initial Income Base will equal the Contract Value on the effective date of the rider. The maximum Income Base is $10,000,000. This maximum takes into consideration the total guaranteed amounts under the Living Benefit Riders of all Lincoln New York contracts (or contracts issued by our affiliates) in which you (and/or spouse if joint life option) are the covered lives.

Additional Purchase Payments automatically increase the Income Base by the amount of the Purchase Payment (not to exceed the maximum Income Base); for example, a $10,000 additional Purchase Payment will increase the Income Base by $10,000. After the first anniversary of the rider effective date, once cumulative additional Purchase Payments exceed $100,000, additional Purchase Payments will be limited to $50,000 per Benefit Year without Servicing Office approval. If after the first Benefit Year cumulative additional Purchase Payments equal or exceed $100,000, the rider charge will change to the then current charge in effect on the next Benefit Year anniversary. Additional Purchase Payments will not be allowed if the Contract Value decreases to zero for any reason including market loss.


Excess Withdrawals reduce the Income Base as discussed below. Withdrawals less than or equal to the Guaranteed Annual Income amount will not reduce the Income Base.


Since the charge for the rider is based on the Income Base, the cost of the rider increases when additional Purchase Payments, Automatic Annual Step-ups and 5% Enhancements are made, and the cost decreases as Excess Withdrawals are made because these transactions all adjust the Income Base. In addition, the percentage charge may change when Automatic Annual Step-ups or 5% Enhancements occur as discussed below or additional Purchase Payments occur. See Charges and Other Deductions - Rider Charges - Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) Charge.


5% Enhancement. On each Benefit Year anniversary, the Income Base, minus Purchase Payments received in that year, will be increased by 5% if the Contractowner/Annuitant (as well as the spouse if the joint life option is in effect) are under age 86, if there were no withdrawals in that year and the rider is within the Enhancement Period. The Enhancement Period is a 10-year period that begins on the effective date of the rider. A new Enhancement Period begins immediately following an Automatic Annual Step-up. If during any Enhancement Period there are no Automatic Annual Step-ups, the 5% Enhancements will stop at the end of the Enhancement Period and will not restart until the next Benefit Year anniversary following the Benefit Year anniversary upon which an Automatic Annual Step-up occurs. Any Purchase Payment made after the initial Purchase Payment will be added immediately to the Income Base and will result in an increased Guaranteed Annual Income amount but must be invested in the contract at least one Benefit Year before it will be used in calculating the 5% Enhancement. Any Purchase Payments made within the first 90 days after the effective date of the rider will be included in the Income Base for purposes of calculating the 5% Enhancement on the first Benefit Year anniversary.


If you decline an Automatic Annual Step-up during the first 10 Benefit Years, you will continue to be eligible for the 5% Enhancements through the end of the current Enhancement Period, but the rider charge could increase to the then current charge at the time of any 5% Enhancements after the 10th Benefit Year anniversary. You will have the option to opt out of the Enhancements after the 10th Benefit Year. In order to be eligible to receive further 5% Enhancements the Contractowner/Annuitant (single life option), or the Contractowner and spouse (joint life option) must still be living and be under age 86.


Note: The 5% Enhancement is not available in any year there is a withdrawal from Contract Value including a Guaranteed Annual Income payment. A 5% Enhancement will occur in subsequent years only under certain conditions. If you are eligible (as defined below) for the 5% Enhancement in the next year, the Enhancement will not occur until the Benefit Year anniversary of that year.


The following is an example of the impact of the 5% Enhancement on the Income Base (assuming no withdrawals ):

Initial Purchase Payment = $100,000; Income Base = $100,000

Additional Purchase Payment on day 30 = $15,000; Income Base = $115,000

Additional Purchase Payment on day 95 = $10,000; Income Base = $125,000

On the first Benefit Year anniversary, the Income Base will not be less than $130,750 ($115,000 times 1.05%=$120,750 plus $10,000). The $10,000 Purchase
Payment on day 95 is not eligible for the 5% Enhancement until the 2nd Benefit Year anniversary.

The 5% Enhancement will be in effect for 10 years (the Enhancement Period) from the effective date of the rider. A new Enhancement Period will begin each time an Automatic Annual Step-up to the Contract Value occurs as described below. As explained below, the

5% Enhancement and Automatic Annual Step-up will not occur in the same year. If the Automatic Annual Step-up provides a greater increase to the Income Base, you will not receive the 5% Enhancement. If the Automatic Annual Step-up and the 5% Enhancement increase the Income Base to the same amount then you will receive the Automatic Annual Step-up. The 5% Enhancement or the Automatic Annual Step-up cannot increase the Income Base above the maximum Income Base of $10,000,000.

You will not receive the 5% Enhancement on any Benefit Year anniversary in which there is a withdrawal, including a Guaranteed Annual Income payment from the contract during that Benefit Year. The 5% Enhancement will occur on the following Benefit Year anniversary if no further withdrawals are made from the contract and the rider is within the Enhancement Period.

An example of the impact of a withdrawal on the 5% Enhancement is included in the Withdrawal Amount section below.


If during the first 10 Benefit Years your Income Base is increased by the 5% Enhancement on the Benefit Year anniversary, your percentage charge for the rider will not change on the Benefit Year anniversary. However, the amount you pay for the rider will increase since the charge for the rider is based on the Income Base. After the 10th Benefit Year anniversary the annual rider percentage charge may increase to the current charge each year if the Income Base increases as a result of the 5% Enhancement, but the charge will never exceed the guaranteed maximum annual percentage charge of 2.00%. See Charges and Other Deductions - Rider Charges - Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) Charge.


If your percentage charge for this rider is increased due to a 5% Enhancement that occurs after the 10th Benefit Year anniversary, you may opt-out of the 5% Enhancement by giving us notice in writing within 30 days after the Benefit Year anniversary if you do not want your percentage charge for the rider to change. This opt-out will only apply for this particular 5% Enhancement. You will need to notify us each time thereafter (if an Enhancement would cause your percentage charge to increase) if you do not want the 5% Enhancement. You may not opt-out of the 5% Enhancement if the current charge for the rider increases due to additional Purchase Payment made during that Benefit Year that exceeds the $100,000 Purchase Payment restriction after the first Benefit Year. See Income Base section for more details.

Automatic Annual Step-ups of the Income Base. The Income Base will automatically step-up to the Contract Value on each Benefit Year anniversary if:

   a.the Contractowner/Annuitant (single life option), or the Contractowner and spouse (joint life option) are still living and under age 86; and

   b.the Contract Value on that Benefit Year anniversary, after the deduction of any withdrawals (including Premium Based Charges and/or surrender charges, the rider charge and account fee), plus any Purchase Payments made on that date is equal to or greater than the Income Base after the 5% Enhancement (if any).


Each time the Income Base is stepped up to the current Contract Value as described above, your percentage charge for the rider will be the current charge for the rider, not to exceed the guaranteed maximum charge. Therefore, your percentage charge for this rider could increase every Benefit Year anniversary. See Charges and Other Deductions - Rider Charges - Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) Charge.


Each time the Automatic Annual Step-up occurs a new Enhancement Period starts. The Automatic Annual Step-up is available even in those years when a withdrawal has occurred.


If your percentage charge for this rider is increased upon an Automatic Annual Step-up, you may opt-out of the Automatic Annual Step-up by giving us notice in writing within 30 days after the Benefit Year anniversary if you do not want your percentage charge for the rider to change. This opt-out will only apply for this particular Automatic Annual Step-up. You will need to notify us each time the percentage charge increases if you do not want the Step-up. As stated above, if you decline an Automatic Annual Step-up during the first 10 Benefit Years, you will continue to be eligible for the 5% Enhancements through the end of the current Enhancement Period, but the rider charge could increase to the then current charge at the time of any 5% Enhancements after the 10th Benefit Year anniversary. You will have the option to opt out of the Enhancements after the 10th Benefit Year. See the earlier Income Base section. You may not opt-out of the Automatic Annual Step-up if an additional Purchase Payment made during that Benefit Year caused the charge for the rider to increase to the current charge.


Following is an example of how the Automatic Annual Step-ups and the 5% Enhancement will work (assuming no withdrawals or additional Purchase Payments):


                                                                                        Potential
                                            Contract   Income Base with                 for Charge
                                              Value     5% Enhancement    Income Base   to Change
                                           ---------- ------------------ ------------- -----------
      Initial Purchase Payment $50,000 .    $50,000          N/A            $50,000        N/A
      1st Benefit Year anniversary........  $54,000         $52,500         $54,000        Yes
      2nd Benefit Year anniversary........  $53,900         $56,700         $56,700        No
      3rd Benefit Year anniversary........  $56,000         $59,535         $59,535        No
      4th Benefit Year anniversary........  $64,000         $62,512         $64,000        Yes

On the 1st Benefit Year anniversary, the Automatic Annual Step-up increased the Income Base to the Contract Value of $54,000 since the increase in the Contract Value is greater than the 5% Enhancement amount of $2,500 (5% of $50,000). On the 2nd Benefit Year anniversary, the 5% Enhancement provided a larger increase (5% of $54,000 = $2,700). On the 3rd Benefit Year anniversary, the 5% Enhancement provided a larger increase (5% of $56,700=$2,835). On the 4th Benefit Year anniversary, the Automatic Annual Step-up to the Contract Value was greater than the 5% Enhancement amount of $2,977 (5% of $59,535). An Automatic Annual Step-up cannot increase the Income Base beyond the maximum Income Base of $10,000,000.


Withdrawal Amount. You may make periodic withdrawals up to the Guaranteed Annual Income amount each Benefit Year as long as your Guaranteed Annual Income amount is greater than zero until the last day to elect either i4LIFE (Reg. TM) Advantage or the Guaranteed Annual Income Amount Annuity Payout Option set forth above. At that time, you must elect i4LIFE (Reg. TM) Advantage or the Guaranteed Annual Income Amount Annuity Payout option to continue receiving Guaranteed Annual Income payments for life. You may start taking Guaranteed Annual Income withdrawals when you (single life option) or the younger of you and your spouse (joint life option) turn age 55.


The initial Guaranteed Annual Income amount is calculated when you purchase the rider. If you (or younger of you and your spouse if the joint life option is elected) are under age 55 at the time the rider is elected the initial Guaranteed Annual Income amount will be zero. If you (or the younger of you and your spouse if the joint life option is elected) are age 55 or older at the time the rider is elected the initial Guaranteed Annual Income amount will be equal to a specified percentage of the Income Base. Upon your first withdrawal the Guaranteed Annual Income percentage is based on your age (single life option) or the younger of you and your spouse's age (joint life option) at the time of the withdrawal. For example, if you purchase Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) on or after May 20, 2013, at age 60 (single life option), your Guaranteed Annual Income percentage is 4% (see the table below). If you waited until you were age 70 (single life option) to make your first withdrawal your Guaranteed Annual Income percentage would be 5%. During the first Benefit Year the Guaranteed Annual Income amount is calculated using the Income Base as of the effective date of the rider (including any Purchase Payments made within the first 90 days after the effective date of the rider). After the first Benefit Year anniversary we will use the Income Base calculated on the most recent Benefit Year anniversary for calculating the Guaranteed Annual Income amount. After your first withdrawal the Guaranteed Annual Income amount percentage will only increase on a Benefit Year anniversary on or after you have reached an applicable higher age band and after there has also been an Automatic Annual Step-up. If you have reached an applicable age band and there has not also been a subsequent Automatic Annual Step-up, then the Guaranteed Annual Income amount percentage will not increase until the next Automatic Annual Step-up occurs. If you do not withdraw the entire Guaranteed Annual Income amount during a Benefit Year, there is no carryover of the remaining amount into the next Benefit Year.


Guaranteed Annual Income Percentages by Ages for rider elections on or after
                                 May 20, 2013:



             Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk)




                Single Life Option                                    Joint Life Option
--------------------------------------------------    --------------------------------------------------
                                                               Age
                         Guaranteed Annual Income      (younger of you and      Guaranteed Annual Income
         Age                 amount percentage          your spouse's age)         amount percentage
--------------------    --------------------------    ---------------------    -------------------------
  55 - under 591/2                3.50%                 55 - under 591/2                 3.50%
     591/2 - 64                   4.00%                    591/2 - 64                    4.00%
         65+                      5.00%                     65 - 74                      4.50%
                                                              75+                        5.00%


                    Lincoln Lifetime IncomeSM Advantage 2.0



                Single Life Option                                    Joint Life Option
--------------------------------------------------    --------------------------------------------------
                                                               Age
                         Guaranteed Annual Income      (younger of you and      Guaranteed Annual Income
         Age                 amount percentage          your spouse's age)         amount percentage
--------------------    --------------------------    ---------------------    -------------------------
  55 - under 591/2                3.00%                 55 - under 591/2                 3.00%
     591/2 - 64                   3.50%                    591/2 - 64                    3.50%
       65 - 69                    4.50%                     65 - 69                      4.00%
         70+                      5.00%                       70+                        4.50%



Note that Guaranteed Annual Income percentages for Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) and Lincoln Lifetime IncomeSM Advantage 2.0 riders purchased prior to May 20, 2013, can be found in an Appendix to this prospectus.



If your Contract Value is reduced to zero because of market performance or rider charges, withdrawals equal to the Guaranteed Annual Income amount will continue automatically for your life (and your spouse's life if applicable) under the Guaranteed Annual Income Amount Annuity Payout Option. You may not withdraw the remaining Income Base in a lump sum. You will not be entitled to the Guaranteed Annual Income amount if the Income Base is reduced to zero as a result of an Excess Withdrawal. If the Income

Base is reduced to zero due to an Excess Withdrawal the rider will terminate. If the Contract Value is reduced to zero due to an Excess Withdrawal the rider and contract will terminate.


Withdrawals equal to or less than the Guaranteed Annual Income amount will not reduce the Income Base. All withdrawals you make will decrease the Contract Value. Premium Based Charge deductions and surrender charges are waived on cumulative withdrawals less than or equal to the Guaranteed Annual Income amount.


The following example shows the calculation of the Guaranteed Annual Income amount for Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) and how withdrawals less than or equal to the Guaranteed Annual Income amount affect the Income Base and the Contract Value. The Contractowner is age 60 (4% Guaranteed Annual Income percentage for Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) single life option) elected on or after May 20, 2013, on the rider's effective date, and makes an initial Purchase Payment of $200,000 into the contract:



    Contract Value on the rider's effective date....................    $200,000
    Income Base on the rider's effective date.......................    $200,000
    Initial Guaranteed Annual Income amount on the rider's effective
    date ($200,000 x 4%) .                                              $  8,000
    Contract Value six months after rider's effective date..........    $210,000
    Income Base six months after rider's effective date.............    $200,000
    Withdrawal six months after rider's effective date when
    Contractowner is still age 60...................................    $  8,000
    Contract Value after withdrawal ($210,000 - $8,000) .               $202,000
    Income Base after withdrawal ($200,000 - $0) .                      $200,000
    Contract Value on first Benefit Year anniversary................    $205,000
    Income Base on first Benefit Year anniversary...................    $205,000
    Guaranteed Annual Income amount on first Benefit Year
    anniversary ($205,000 x 4%) .                                       $  8,200


Since there was a withdrawal during the first year, the 5% Enhancement is not available, but the Automatic Annual Step-up was available and increased the Income Base to the Contract Value of $205,000. On the first anniversary of the rider's effective date, the Guaranteed Annual Income amount is $8,200 (4% x $205,000).


Purchase Payments added to the contract subsequent to the initial Purchase Payment will increase the Guaranteed Annual Income amount by an amount equal to the applicable Guaranteed Annual Income amount percentage multiplied by the amount of the subsequent Purchase Payment. For example, assuming a Contractowner is age 60 (single life option), if the Guaranteed Annual Income amount of $2,000 (4% of $50,000 Income Base) is in effect and an additional Purchase Payment of $10,000 is made, the new Guaranteed Annual Income amount that Benefit Year is $2,400 ($2,000 + 4% of $10,000). The Guaranteed Annual Income payment amount will be recalculated immediately after a Purchase Payment is added to the contract.


After the first anniversary of the rider effective date, once cumulative additional Purchase Payments exceed $100,000, additional Purchase Payments will be limited to $50,000 per Benefit Year without Servicing Office approval. Additional Purchase Payments will not be allowed if the Contract Value is zero.



5% Enhancements and Automatic Annual Step-ups will increase the Income Base and thus the Guaranteed Annual Income amount. The Guaranteed Annual Income amount after the Income Base is adjusted either by a 5% Enhancement or an Automatic Annual Step-up will be equal to the adjusted Income Base multiplied by the applicable Guaranteed Annual Income percentage.

Excess Withdrawals. Excess Withdrawals are the cumulative amounts withdrawn from the contract during the Benefit Year (including the current withdrawal) that exceed the Guaranteed Annual Income amount at the time of the withdrawal or are withdrawals made prior to age 55 (younger of you or your spouse for joint life) or that are not payable to the original Contractowner or original Contractowner's bank account (or to the original Annuitant or the original Annuitant's bank account, if the owner is a non-natural person).

When an Excess Withdrawal occurs:

   1.The Income Base is reduced by the same proportion that the Excess Withdrawal reduces the Contract Value. This means that the reduction in the Income Base could be more than the dollar amount of the withdrawal; and

   2.The Guaranteed Annual Income amount will be recalculated to equal the applicable Guaranteed Annual Income amount percentage multiplied by the new (reduced) Income Base (after the pro rata reduction for the Excess Withdrawal).

We will provide you with quarterly statements that will include the Guaranteed Annual Income amount (as adjusted for Guaranteed Annual Income amount payments, Excess Withdrawals and additional Purchase Payments) available to you for the Benefit Year, if applicable, in order for you to determine whether a withdrawal may be an Excess Withdrawal. We encourage you to either consult with your registered representative or call us at the number provided on the front page of this prospectus if you have questions about Excess Withdrawals.


The following example demonstrates the impact of an Excess Withdrawal on the Income Base, the Guaranteed Annual Income amount and the Contract Value under Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk). The Contractowner who is age 60 (single life option) makes a $12,000 withdrawal which causes a $12,915.19 reduction in the Income Base.


Prior to Excess Withdrawal:
Contract Value = $60,000
Income Base = $85,000
Guaranteed Annual Income amount = $3,400 (4% of the Income Base of $85,000) After a $12,000 Withdrawal ($3,400 is within the Guaranteed Annual Income amount, $8,600 is the Excess Withdrawal):
The Contract Value is reduced by the amount of the Guaranteed Annual Income amount of $3,400 and the Income Base is not reduced:

Contract Value = $56,600 ($60,000 - $3,400)
Income Base = $85,000

The Contract Value is also reduced by the $8,600 Excess Withdrawal and the Income Base is reduced by 15.19435%, the same proportion that the Excess Withdrawal reduced the $56,600 Contract Value ($8,600 - $56,600)

Contract Value = $48,000 ($56,600 - $8,600)
Income Base = $72,084.81 ($85,000 x 15.19435% = $12,915.19; $85,000 -
$12,915.19 = $72,084.81)
Guaranteed Annual Income amount = $2,883.39 (4% of $72,084.81 Income Base)

On the following Benefit Year anniversary:

Contract Value = $43,000
Income Base = $72,084.81
Guaranteed Annual Income amount = $2,883.39 (4% x $72,084.81)

In a declining market, Excess Withdrawals may significantly reduce your Income Base as well as your Guaranteed Annual Income amount. If the Income Base is reduced to zero due to an Excess Withdrawal the rider will terminate. If the Contract Value is reduced to zero due to an Excess Withdrawal the rider and contract will terminate.

Premium Based Charge deductions and surrender charges are waived on cumulative withdrawals less than or equal to the Guaranteed Annual Income amount. Excess Withdrawals will be subject to Premium Based Charge deductions and/or surrender charges unless one of the waivers of the Premium Based Charge deductions upon withdrawals and/or surrender charge provisions set forth in this prospectus is applicable. Continuing with the prior example of the $12,000 withdrawal: the $3,400 Guaranteed Annual Income amount is not subject to surrender charges; the $8,600 Excess Withdrawal may be subject to deductions of the Premium Based Charge and surrender charges. See the Premium Based Charge and Surrender Charge sections under Charges and Other Deductions for more information.

Withdrawals from IRA contracts will be treated as within the Guaranteed Annual Income amount (even if they exceed the Guaranteed Annual Income amount) only if the withdrawals are taken as systematic installments of the amount needed to satisfy the required minimum distribution (RMD) rules under Internal Revenue Code Section 401(a)(9). In addition, in order for this exception for RMDs to apply, the following must occur:

     1.Lincoln's automatic withdrawal service is used to calculate and pay the RMD;

     2.The RMD calculation must be based only on the value in this contract;
   and

     3.No withdrawals other than RMDs are made within the Benefit Year (except as described in the next paragraph).

If your RMD withdrawals during a Benefit Year are less than the Guaranteed Annual Income amount, an additional amount up to the Guaranteed Annual Income amount may be withdrawn and will not be subject to Premium Based Charge deductions or surrender charges. If a withdrawal, other than an RMD is made during the Benefit Year, then all amounts withdrawn in excess of the Guaranteed Annual Income amount, including amounts attributable to RMDs, will be treated as Excess Withdrawals.

Distributions from qualified contracts are generally taxed as ordinary income. In nonqualified contracts, withdrawals of Contract Value that exceed Purchase Payments are taxed as ordinary income. See Federal Tax Matters for a discussion of the tax consequences of withdrawals.


Guaranteed Annual Income Amount Annuity Payout Option. If you are required to take annuity payments because you have reached age 80 (qualified contracts) or age 95 (nonqualified contracts) and have not elected i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (version 4), you have the option of electing the Guaranteed Annual Income Amount Annuity Payout Option. Purchasers of Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) who own their riders through the 5th Benefit Year anniversary have until age 85

(qualified contracts) or age 99 (nonqualified contracts) to elect the Guaranteed Annual Income Amount Annuity Payout Option. If the Contract Value is reduced to zero and you have a remaining Income Base, you will receive the Guaranteed Annual Income Amount Annuity Payout Option. If you are receiving the Guaranteed Annual Income Amount Annuity Payout Option, the Beneficiary may be eligible to receive final payment upon death of the single life or surviving joint life. To be eligible the Death Benefit option in effect immediately prior to the effective date of the Guaranteed Annual Income Amount Annuity Payout Option must be one of the following Death Benefits: the Guarantee of Principal Death Benefit, or the EGMDB. If the Account Value Death Benefit option is in effect, the Beneficiary will not be eligible to receive the final payment(s).

The Guaranteed Annual Income Amount Annuity Payout Option is an Annuity Payout option under which the Contractowner (and spouse if applicable) will receive annual annuity payments equal to the Guaranteed Annual Income amount for life (this option is different from other Annuity Payout options, including i4LIFE (Reg. TM) Advantage, which are based on your Contract Value). Contractowners may decide to choose the Guaranteed Annual Income Amount Annuity Payout Option over i4LIFE (Reg. TM) Advantage if they feel this may provide a higher final payment option over time and they may place more importance on this over access to the Account Value. Payment frequencies other than annual may be available. You will have no other contract features other than the right to receive annuity payments equal to the Guaranteed Annual Income amount for your life or the life of you and your spouse for the joint life option.

The final payment is a one-time lump-sum payment. If the effective date of the rider is the same as the effective date of the contract, the final payment will be equal to the sum of all Purchase Payments, decreased by withdrawals. If the effective date of the rider is after the effective date of the contract, the final payment will be equal to the Contract Value on the effective date of the rider, increased for Purchase Payments received after the rider effective date and decreased by withdrawals. Excess Withdrawals reduce the final payment in the same proportion as the withdrawals reduce the Contract Value; withdrawals less than or equal to the Guaranteed Annual Income amount and payments under the Guaranteed Annual Income Amount Annuity Payout Option will reduce the final payment dollar for dollar.

Death Prior to the Annuity Commencement Date. Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) has no provision for a payout of the Income Base or any other Death Benefit upon death of the Contractowners or Annuitant. At the time of death, if the Contract Value equals zero, no Death Benefit options (as described earlier in this prospectus) will be in effect. Election of Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) does not impact the Death Benefit options available for purchase with your annuity contract except as described below in Impact to Withdrawal Calculations of Death Benefits before the Annuity Commencement Date. All Death Benefit payments must be made in compliance with Internal Revenue Code Sections 72(s) or 401(a)(9) as applicable as amended from time to time. See The Contracts - Death Benefit.

Upon the death of the single life, Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) will end and no further Guaranteed Annual Income amounts are available (even if there was an Income Base in effect at the time of the death). If the Beneficiary elects to continue the contract after the death of the single life (through a separate provision of the contract), the Beneficiary may purchase a new Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) if available under the terms and charge in effect at the time of the new purchase. There is no carryover of the Income Base.

Upon the first death under the joint life option, withdrawals up to the Guaranteed Annual Income amount continue to be available for the life of the surviving spouse. The 5% Enhancement and Automatic Annual Step-up will continue if applicable as discussed above. Upon the death of the surviving spouse, Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) will end and no further Guaranteed Annual Income amounts are available (even if there was an Income Base in effect at the time of the death).

As an alternative, after the first death, the surviving spouse, if under age 86 (age 76 for qualified contracts), may choose to terminate the joint life option and purchase a new single life option, if available, under the terms and charge in effect at the time for a new purchase. In deciding whether to make this change, the surviving spouse should consider whether the change will cause the Income Base and the Guaranteed Annual Income amount to decrease.

Termination. After the fifth anniversary of the effective date of the rider, the Contractowner may terminate the rider by notifying us in writing of the request to terminate or by failing to adhere to Investment Requirements. Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) will automatically terminate:
 o on the Annuity Commencement Date (except payments under the Guaranteed Annual Income Amount Annuity Payout Option will continue if applicable);

 o upon the death under the single life option or the death of the surviving spouse under the joint life option;
 o when the Guaranteed Annual Income amount or Contract Value is reduced to zero due to an Excess Withdrawal;
 o upon surrender of the contract;
 o upon termination of the underlying annuity contract;
 o for qualified contracts, on the final day of the Contractowner's eligibility to elect i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (version
   4) or the Guaranteed Annual Income Amount Annuity Payout Option; or
 o for nonqualified contracts, on the final day of the Contractowner's eligibility to elect i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (version 4) or the Guaranteed Annual Income Amount Annuity Payout Option.

The termination will not result in any increase in Contract Value equal to the Income Base. Upon effective termination of this rider, the benefits and charges within this rider will terminate. If you terminate the rider, you must wait one year before you can re-elect any Living Benefit Rider or any other living benefits we may offer in the future.

i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (Managed Risk) for purchasers who previously purchased Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk). i4LIFE (Reg. TM) Advantage is an optional Annuity Payout rider that provides periodic variable income payments for life, the ability to make withdrawals during a defined period of time (the Access Period) and a Death Benefit during the Access Period. A minimum payout floor, called the Guaranteed Income Benefit, is also available for election at the time you elect i4LIFE (Reg. TM) Advantage. You cannot have both i4LIFE (Reg. TM) Advantage and Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) in effect on your contract at the same time.

Prior to the Annuity Commencement Date, Contractowners with any active version of Lincoln Lifetime IncomeSM Advantage 2.0 may decide to drop their rider and elect i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit. This election is possible even if i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit is no longer available for purchase. (Contractowners with Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) must elect i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit (Managed Risk).) Contractowners are also guaranteed that the Guaranteed Income Benefit percentage and Access Period requirements will be at least as favorable as those in effect at the time they purchase Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk). If the decision to drop Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) is made, the Contractowner can use the greater of the Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) Income Base reduced by all Guaranteed Annual Income payments since the last Automatic Annual Step-up (or inception date) or the Account Value immediately prior to electing i4LIFE (Reg. TM) Advantage to establish the i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (Managed Risk). If the decision to elect i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (Managed
Risk)(version 4) is made because it is the last day of the Contractowner's eligibility to elect i4LIFE (Reg. TM) Advantage, the Contractowner may also use the current Guaranteed Annual Income amount, if higher, to establish the initial Guaranteed Income Benefit. This decision must be made by the maximum age to elect i4LIFE (Reg. TM) Advantage, which is age 95 for nonqualified contracts and age 80 for qualified contracts. Purchasers of Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) and purchasers of Lincoln Lifetime IncomeSM Advantage 2.0 prior to May 21, 2012, who have waited until after the 5th Benefit Year anniversary may elect i4LIFE (Reg. TM) Advantage with the applicable version of Guaranteed Income Benefit until age 99 for nonqualified contracts and age 85 for qualified contracts.

If you choose to drop Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) and have the single life option, you must purchase i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (Managed Risk) single life option. If you drop Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) and have the joint life option, you must purchase i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (Managed Risk) joint life option. The minimum length of the i4LIFE (Reg. TM) Advantage Access Period will vary based upon when you purchased your Lincoln Lifetime IncomeSM Advantage 2.0 or Lincoln Lifetime IncomeSM Advantage
2.0 (Managed Risk) rider and how long the rider was in effect before you decided to purchase i4LIFE (Reg. TM) Advantage. These requirements are specifically listed in the Guaranteed Income Benefit with i4LIFE (Reg. TM) Advantage section of this prospectus under Impacts to i4LIFE (Reg. TM) Advantage Regular Income Payments.

For nonqualified contracts, the Contractowner must elect the levelized option for Regular Income Payments. While i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (Managed Risk) is in effect, the Contractowner cannot change the payment mode elected or decrease the length of the Access Period.

When deciding whether to drop Lincoln Lifetime IncomeSM Advantage 2.0 (Managed
Risk) and purchase i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (Managed Risk) you should consider that depending on a person's age and the selected length of the Access Period, i4LIFE (Reg. TM) Advantage may provide a higher payout than the Guaranteed Annual Income amounts under Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk). You should consider electing i4LIFE (Reg. TM) Advantage when you are ready to immediately start receiving i4LIFE (Reg. TM) Advantage payments whereas with Lincoln Lifetime IncomeSM Advantage
2.0 (Managed Risk) you may defer taking withdrawals until a later date. Payments from a nonqualified contract that a person receives under the i4LIFE (Reg. TM) Advantage rider are treated as "amounts received as an annuity" under section 72 of the Internal Revenue Code because the payments occur after the annuity starting date. These payments are subject to an "exclusion ratio" as provided in section 72(b) of the Code, which means a portion of each Annuity Payout is treated as income (taxable at ordinary income tax rates), and the remainder is treated as a nontaxable return of Purchase Payments. In contrast, withdrawals under Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) are not treated as amounts received as an annuity because they occur prior to the annuity starting date. As a result, such withdrawals are treated first as a return of any existing gain in the contract (which is the measure of the extent to which the Contract Value exceeds Purchase Payments), and then as a nontaxable return of Purchase Payments.

Impact to Withdrawal Calculations of Death Benefits before the Annuity Commencement Date. The Death Benefit calculation for certain Death Benefit options in effect prior to the Annuity Commencement Date may change for Contractowners with an active Lincoln Lifetime IncomeSM Advantage 2.0 (Managed
Risk). Certain Death Benefit options provide that all withdrawals reduce the Death Benefit in the same proportion that the withdrawals reduce the Contract Value. If you elect Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk), withdrawals less than or equal to the Guaranteed Annual Income will reduce the sum of all Purchase Payment amounts on a dollar for dollar basis for purposes of calculating the Death Benefit under the Guarantee of Principal Death Benefit. The same also applies to the EGMDB rider if the Death Benefit is based on the sum of all Purchase Payments, decreased by withdrawals. See The Contracts - Death Benefits. Any Excess Withdrawals will reduce the sum of all Purchase Payments in the same proportion that the withdrawals reduced the Contract Value under any Death Benefit option in which proportionate withdrawals are in effect. This change has no impact on Death Benefit options in which all withdrawals reduce the Death Benefit calculation on a dollar for dollar basis. The terms of your contract will describe which method is in effect for your contract while this rider is in effect.


The following example demonstrates how a withdrawal will reduce the Death Benefit if both the EGMDB and Lincoln Lifetime IncomeSM Advantage 2.0 (Managed
Risk) are in effect when the Contractowner dies. Note that this calculation applies only to the sum of all Purchase Payments calculation and not for purposes of reducing the highest anniversary Contract Value under the EGMDB:


Contract Value before withdrawal $80,000

Guaranteed Annual Income amount $5,000

Enhanced Guaranteed Minimum Death Benefit (EGMDB) values before withdrawal is the greatest of a), b), or c) described in detail in the EGMDB section of this prospectus:

     a) Contract Value $80,000

     b) Sum of Purchase Payments $100,000

     c) Highest anniversary Contract Value $150,000

Withdrawal of $9,000 will impact the Death Benefit calculation as follows:

     a) $80,000 - $9,000 = $71,000 (Reduction $9,000)

     b) $100,000 - $5,000 = $95,000 (reduction by the amount of the Guaranteed Annual Income amount)

   ($95,000 - $5,067 = $89,933 [$95,000 times ($4,000/$75,000) = $5,067]
   Proportional reduction of Excess Withdrawal. Total reduction = $10,067.

   c) $150,000 - $16,875 = $133,125 [$150,000 times $9,000/$80,000 = $16,875].
   The entire $9,000 withdrawal reduced the Death Benefit option proportionally. Total reduction = $16,875.

Item c) provides the largest Death Benefit of $133,125.


Lincoln SmartSecurity (Reg. TM) Advantage


The Lincoln SmartSecurity (Reg. TM) Advantage rider is no longer available for purchase. This benefit provides a minimum guaranteed amount (Guaranteed Amount) that you will be able to withdraw, in installments, from your contract. The Guaranteed Amount is equal to the initial Purchase Payment (or Contract Value if elected after contract issue) adjusted for subsequent Purchase Payments, step-ups and withdrawals in accordance with the provisions set forth below.


With Lincoln SmartSecurity (Reg. TM) Advantage, the Guaranteed Amount will automatically step-up to the Contract Value, if higher, on each Benefit Year anniversary through the 10th anniversary. With Lincoln SmartSecurity (Reg. TM) Advantage, the Contractowner can also initiate additional 10-year periods of automatic step-ups.

You may access this Guaranteed Amount through periodic withdrawals which are based on a percentage of the Guaranteed Amount. With Lincoln SmartSecurity (Reg. TM) Advantage single life or joint life options, you also have the option to receive periodic withdrawals for your lifetime or for the lifetimes of you and your spouse. These options are discussed below in detail.


By purchasing this rider, you will be limited in how much you can invest in certain Subaccounts. See The Contracts - Investment Requirements.


If the benefit is elected at contract issue, then the rider will be effective on the contract's effective date. If the benefit is elected after the contract is issued (by sending a written request to our Servicing Office), the rider will be effective on the next Valuation Date following approval by us.

Benefit Year. The Benefit Year is the 12-month period starting with the effective date of the rider and starting with each anniversary of the rider effective date after that. If the Contractowner elects to step-up the Guaranteed Amount (this does not include automatic annual step-ups within a 10-year period), the Benefit Year will begin on the effective date of the step-up and each anniversary of the effective date of the step-up after that. The step-up will be effective on the next Valuation Date after notice of the step-up is approved by us.


Guaranteed Amount. The Guaranteed Amount is a value used to calculate your withdrawal benefit under this rider. The Guaranteed Amount is not available to you as a lump sum withdrawal or a Death Benefit. The initial Guaranteed Amount varies based on when and how you elect the benefit. If you elect the benefit at the time you purchase the contract, the Guaranteed Amount will equal your initial Purchase Payment. If you elect the benefit after we issue the contract, the Guaranteed Amount will equal the Contract Value on the effective date of the rider. The maximum Guaranteed Amount is $10,000,000 for Lincoln SmartSecurity (Reg. TM) Advantage. This maximum takes into consideration the combined guaranteed amounts under the Living Benefit Riders of all Lincoln New York contracts (or contracts issued by our affiliates) owned by you (or on which you or your spouse, if joint owner, are the Annuitant).

Additional Purchase Payments automatically increase the Guaranteed Amount by the amount of the Purchase Payment (not to exceed the maximum); for example, a $10,000 additional Purchase Payment will increase the Guaranteed Amount by $10,000. After the first anniversary of the rider effective date, once cumulative additional Purchase Payments exceed $100,000, additional Purchase Payments will be limited to $50,000 per Benefit Year without Servicing Office approval. Additional Purchase Payments will not be allowed if the Contract Value is zero.


Each withdrawal reduces the Guaranteed Amount as discussed below.

Since the charge for the rider is based on the Guaranteed Amount, the cost of the rider increases when additional Purchase Payments and step-ups are made, and the cost decreases as withdrawals are made because these transactions all adjust the Guaranteed Amount.

Step-ups of the Guaranteed Amount. Under Lincoln SmartSecurity (Reg. TM) Advantage, the Guaranteed Amount will automatically step-up to the Contract Value on each Benefit Year anniversary up to and including the 10th Benefit Year if:

     a. the Contractowner or joint owner is still living; and


   b. the Contract Value as of the Valuation Date, after the deduction of any withdrawals (including Premium Based Charges and/or surrender charges), the rider charge and account fee plus any Purchase Payments made on that date is greater than the Guaranteed Amount immediately preceding the Valuation Date.


After the 10th Benefit Year anniversary, you may initiate another 10-year period of automatic step-ups by electing (in writing) to step-up the Guaranteed Amount to the greater of the Contract Value or the current Guaranteed Amount if:

     a. each Contractowner and Annuitant is under age 81; and

     b. the Contractowner or joint owner is still living.

If you choose, we will administer this election for you automatically, so that a new 10-year period of step-ups will begin at the end of each prior 10-year step-up period.

Following is an example of how the step-ups work in Lincoln SmartSecurity (Reg.
TM) Advantage, (assuming no withdrawals or additional Purchase Payments):


                                              Contract   Guaranteed
                                                Value      Amount
                                             ---------- -----------
      Initial Purchase Payment $50,000......  $50,000     $50,000
      1st Benefit Year anniversary..........  $54,000     $54,000
      2nd Benefit Year anniversary..........  $53,900     $54,000
      3rd Benefit Year anniversary..........  $57,000     $57,000

Annual step-ups, if the conditions are met, will continue until (and including) the 10th Benefit Year anniversary. If you had elected to have the next 10-year period of step-ups begin automatically after the prior 10-year period, annual step-ups, if conditions are met, will continue beginning on the 11th Benefit Year anniversary.

Contractowner elected step-ups (other than automatic step-ups) will be effective on the next Valuation Date after we receive your request and a new Benefit Year will begin. Purchase Payments and withdrawals made after a step-up adjust the Guaranteed Amount. In the future, we may limit your right to step-up the Guaranteed Amount to your Benefit Year anniversary dates. All step-ups are subject to the maximum Guaranteed Amount.

A Contractowner elected step-up (including Contractowner step-ups that we administer for you to begin a new 10-year step-up period) may cause a change in the percentage charge for this benefit. There is no change in the percentage charge when automatic, annual step-ups occur during a 10-year period. See Charges and Other Deductions - Rider Charges - Lincoln SmartSecurity (Reg. TM) Advantage Charge.

Withdrawals. You will have access to your Guaranteed Amount through periodic withdrawals up to the Maximum Annual Withdrawal amount each Benefit Year until the Guaranteed Amount equals zero.

On the effective date of the rider, the Maximum Annual Withdrawal amount is 5% of the Guaranteed Amount.

If you do not withdraw the entire Maximum Annual Withdrawal amount during a Benefit Year, there is no carryover of the extra amount into the next Benefit Year. The Maximum Annual Withdrawal amount is increased by 5% of any additional Purchase Payments. For example, if the Maximum Annual Withdrawal amount is $2,500 (5% of $50,000 Guaranteed Amount) is in effect and an additional Purchase Payment of $10,000 is made, the new Maximum Annual Withdrawal amount is $3,000 ($2,500 + 5% of $10,000). Step-ups of the Guaranteed Amount (both automatic step-ups and step-ups elected by you) will step-up the Maximum Annual Withdrawal amount to the greater of:

     a. the Maximum Annual Withdrawal amount immediately prior to the step-up;
or

     b. 5% of the new (stepped-up) Guaranteed Amount.

If the cumulative amounts withdrawn from the contract during the Benefit Year (including the current withdrawal) are within the Maximum Annual Withdrawal amount, then:

     1. the withdrawal will reduce the Guaranteed Amount by the amount of the withdrawal on a dollar-for-dollar basis, and

     2. the Maximum Annual Withdrawal amount will remain the same.

Withdrawals within the Maximum Annual Withdrawal Amount are not subject to Premium Based Charge deductions or surrender charges. See The Contracts - Fixed Side of the Contract. Withdrawals from IRA contracts will be treated as within the Maximum Annual Withdrawal amount (even if they exceed the 5% Maximum Annual Withdrawal amount) only if the withdrawals are taken in the form of systematic installments, as calculated by Lincoln, of the amount needed to satisfy the required minimum distribution rules under Internal Revenue Code Section 401(a)(9) for this Contract Value. Distributions from qualified contracts are generally taxed as ordinary income. In nonqualified contracts, withdrawals of Contract Value that exceed Purchase Payments are taxed as ordinary income. See Federal Tax Matters.

When cumulative amounts withdrawn from the contract during the Benefit Year (including the current withdrawal) exceed the Maximum Annual Withdrawal amount:


1. The Guaranteed Amount is reduced to the lesser of:
  o the Contract Value immediately following the withdrawal, or
  o the Guaranteed Amount immediately prior to the withdrawal, less the amount of the withdrawal.

2. The Maximum Annual Withdrawal amount will be the least of:
  o the Maximum Annual Withdrawal amount immediately prior to the withdrawal;
or
  o the greater of:
   o 5% of the reduced Guaranteed Amount immediately following the withdrawal (as specified above when withdrawals exceed the Maximum Annual Withdrawal amount); or
   o 5% of the Contract Value immediately following the withdrawal; or
  o the new Guaranteed Amount.

The following example demonstrates the impact of a withdrawal in excess of the Maximum Annual Withdrawal amount on the Guaranteed Amount and the Maximum Annual Withdrawal amount. A $7,000 withdrawal caused a $32,000 reduction in the Guaranteed Amount.

Prior to Excess Withdrawal:
Contract Value = $60,000
Guaranteed Amount = $85,000
Maximum Annual Withdrawal = $5,000 (5% of the initial Guaranteed Amount of $100,000)

After a $7,000 Withdrawal:
Contract Value = $53,000
Guaranteed Amount = $53,000
Maximum Annual Withdrawal = $2,650

The Guaranteed Amount was reduced to the lesser of the Contract Value immediately following the withdrawal ($53,000) or the Guaranteed Amount immediately prior to the withdrawal, less the amount of the withdrawal ($85,000
- $7,000 = $78,000).

     The Maximum Annual Withdrawal amount was reduced to the least of:
     1) Maximum Annual Withdrawal amount prior to the withdrawal ($5,000); or
     2) The greater of 5% of the new Guaranteed Amount ($2,650) or 5% of the Contract Value following the withdrawal ($2,650); or
     3) The new Guaranteed Amount ($53,000).

The least of these three items is $2,650.

In a declining market, withdrawals that exceed the Maximum Annual Withdrawal amount may substantially deplete or eliminate your Guaranteed Amount and reduce your Maximum Annual Withdrawal amount.

Withdrawals in excess of the Maximum Annual Withdrawal amount will be subject to a Premium Based Charge deduction and surrender charges (to the extent that total withdrawals exceed the Premium Based Charge Free Amount and/or the free amount of withdrawals allowed during a Contract Year).


Lifetime Withdrawals. Payment of the Maximum Annual Withdrawal amount will be guaranteed for your (Contractowner) lifetime (single life option) or for the lifetimes of you (Contractowner) and your spouse (joint life option), as long as:


     1) No withdrawals are made before you (and your spouse if a joint life) are age 65; and

     2) An Excess Withdrawal (described above) has not reduced the Maximum Annual Withdrawal amount to zero.

If the lifetime withdrawal is not in effect, the Maximum Annual Withdrawal amount will last only until the Guaranteed Amount equals zero.

If any withdrawal is made prior to the time you (or both spouses) are age 65, the Maximum Annual Withdrawal amount will not last for the lifetime(s), except in the two situations described below:

1) If a step-up of the Guaranteed Amount after age 65 causes the Maximum Annual Withdrawal amount to equal or increase from the immediately prior Maximum Annual Withdrawal amount. This typically occurs if the Contract Value equals or exceeds the highest, prior Guaranteed Amount. If this happens, the new Maximum Annual Withdrawal amount will automatically be available for the specified lifetime(s); or

2) The Contractowner makes a one-time election to reset the Maximum Annual Withdrawal amount to 5% of the current Guaranteed Amount. This reset will occur on the first valuation date following the Benefit Year anniversary and will be based on the Guaranteed Amount as of that Valuation Date. This will reduce your Maximum Annual Withdrawal amount. A Contractowner would only choose this if the above situation did not occur. To reset the Maximum Annual Withdrawal amount, the following must occur:

     a.the Contractowner (and spouse if applicable) is age 65;

    b.the contract is currently within a 10-year automatic step-up period described above (or else a Contractowner submits a step-up request to start a new 10-year automatic step-up period) (the Contractowner must be eligible to elect a step-up; i.e., all Contractowners and the Annuitant must be alive and under age 81); and

     c.you have submitted this request to us in writing at least 30 days prior to the end of the Benefit Year.

As an example of these two situations, if you purchased Lincoln SmartSecurity (Reg. TM) Advantage single life with $100,000, your initial Guaranteed Amount is $100,000 and your initial Maximum Annual Withdrawal amount is $5,000. If you make a $5,000 withdrawal at age 62, your Guaranteed Amount will decrease to $95,000. Since you did not satisfy the age 65 requirement, you do not have a lifetime Maximum Annual Withdrawal amount. If a step-up of the Guaranteed Amount after age 65 (either automatic or owner-elected) causes the Guaranteed Amount to equal or exceed $100,000, then the Maximum Annual Withdrawal amount of $5,000 (or greater) will become a lifetime payout. This is the first situation described above. However, if the Guaranteed Amount has not been reset to equal or exceed the highest prior Guaranteed Amount, then you can choose the second situation described above if you are age 65 and the contract is within a 10-year automatic step-up period. This will reset the Maximum Annual Withdrawal amount to 5% of the current Guaranteed Amount; 5% of $95,000 is $4,750. This is your new Maximum Annual Withdrawal amount which can be paid for your lifetime unless Excess Withdrawals are made.

The tax consequences of withdrawals and annuity payments are discussed in Federal Tax Matters.

All withdrawals you make, whether or not within the Maximum Annual Withdrawal amount, will decrease your Contract Value. If the contract is surrendered, the Contractowner will receive the Contract Value (less any applicable charges, fees, and taxes) and not the Guaranteed Amount.

If your Contract Value is reduced to zero because of market performance, withdrawals equal to the Maximum Annual Withdrawal amount will continue for the life of you (and your spouse if applicable) if the lifetime withdrawals are in effect. If not, the Maximum Annual Withdrawal amount will continue until the Guaranteed Amount equals zero. You may not withdraw the remaining Guaranteed Amount in a lump sum.

Guaranteed Amount Annuity Payout Option. If you desire to annuitize your Guaranteed Amount, the Guaranteed Amount Annuity Payout Option is available.

The Guaranteed Amount Annuity Payment Option is a fixed annuitization in which the Contractowner (and spouse if applicable) will receive the Guaranteed Amount in annual annuity payments equal to the current 5% Maximum Annual Withdrawal amount, including the lifetime Maximum Annual Withdrawals if in effect (this option is different from other annuity payment options discussed in this prospectus, including i4LIFE (Reg. TM) Advantage, which are based on your Contract Value). Payment frequencies other than annual may be available. Payments will continue until the Guaranteed Amount equals zero and may continue until death if the lifetime Maximum Annual Withdrawal is in effect. This may result in a partial, final payment. You would consider this option only if your Contract Value is less than the Guaranteed Amount (and you don't believe the Contract Value will ever exceed the Guaranteed Amount) and you do not wish to keep your annuity contract in force other than to pay out the Guaranteed Amount. You will have no other contract features other than the right to receive annuity payments equal to the Maximum Annual Withdrawal amount until the Guaranteed Amount equals zero.

If the Contract Value is zero and you have a remaining Guaranteed Amount, you may not withdraw the remaining Guaranteed Amount in a lump sum, but must elect the Guaranteed Amount Annuity Payment Option.

Death Prior to the Annuity Commencement Date. There is no provision for a lump sum payout of the Guaranteed Amount upon death of the Contractowners or Annuitant. At the time of death, if the Contract Value equals zero, no Death Benefit will be paid other than any applicable Maximum Annual Withdrawal amounts. All Death Benefit payments must be made in compliance with Internal Revenue Code Sections 72(s) or 401(a)(9) as applicable as amended from time to time. See The Contracts - Death Benefit.

Upon the death of the single life under Lincoln SmartSecurity (Reg. TM) Advantage single life option, the lifetime payout of the Maximum Annual Withdrawal amount, if in effect, will end. If the contract is continued as discussed below, the Maximum Annual Withdrawal amount will continue until the Guaranteed Amount, if any, is zero. In the alternative, the surviving spouse can choose to become the new single life, if the surviving spouse is under age
81. This will cause a reset of the Guaranteed Amount and the Maximum Annual Withdrawal amount. The new Guaranteed Amount will equal the Contract Value on the date of the reset and the new Maximum Annual Withdrawal amount will be 5% of the new Guaranteed Amount. This also starts a new 10-year period of automatic step-ups. At this time, the charge for the rider will become the current charge in effect for the single life option. The surviving spouse will need to be 65 before taking withdrawals to qualify for a lifetime payout. In deciding whether to make this change, the surviving spouse should consider: 1) the change a reset would cause to the Guaranteed Amount and the Maximum Annual Withdrawal amount; 2) whether it is important to have Maximum Annual Withdrawal amounts for life versus the remainder of the prior Guaranteed Amount; and 3) the cost of the single life option.

Upon the first death under Lincoln SmartSecurity (Reg. TM) Advantage joint life option, the lifetime payout of the Maximum Annual Withdrawal amount, if in effect, will continue for the life of the surviving spouse. Upon the death of the surviving spouse, the lifetime payout of the Maximum Annual Withdrawal amount will end. However, if the spouse's Beneficiary elects to take the annuity Death Benefit in installments over life expectancy, the Maximum Annual Withdrawal amount will continue until the Guaranteed Amount, if any, is zero (see below for a non-spouse Beneficiary). As an alternative, after the first death, the surviving spouse may choose to change from the joint life option to the single life option, if the surviving spouse is under age 81. This will cause a reset of the Guaranteed Amount and the Maximum Annual Withdrawal amount. The new Guaranteed Amount will equal the Contract Value on the date of the reset and the new Maximum Annual Withdrawal amount will be 5% of the new Guaranteed Amount. This also starts a new 10-year period of automatic step-ups. At this time, the charge for the rider will become the current charge in effect for the single life option. In deciding whether to make this change, the surviving spouse should consider:

     1) if the reset will cause the Guaranteed Amount and the Maximum Annual Withdrawal amount to decrease and

     2) if the cost of the single life option is less than the cost of the joint life option.

If the surviving spouse of the deceased Contractowner continues the contract, the remaining automatic step-ups will apply to the spouse as the new Contractowner.

If a non-spouse Beneficiary elects to receive the Death Benefit in installments over life expectancy (thereby keeping the contract in force), the Beneficiary may continue Lincoln SmartSecurity (Reg. TM) Advantage if desired. Automatic step-ups under Lincoln SmartSecurity (Reg. TM) Advantage will not continue and elective step-ups of the Guaranteed Amount under both options will not be permitted. In the event the Contract Value declines below the Guaranteed Amount (as adjusted for withdrawals of Death Benefit payments), the Beneficiary is assured of receiving payments equal to the Guaranteed Amount (as adjusted). Deductions for the rider charge will continue on a quarterly basis and will be charged against the remaining Guaranteed Amount. Note: there are instances where the required installments of the Death Benefit, in order to be in compliance with the Internal Revenue Code as noted above, may exceed the Maximum Annual Withdrawal amount, thereby reducing the benefit of this rider. If there are multiple Beneficiaries, each Beneficiary will be entitled to continue a share of Lincoln SmartSecurity (Reg. TM) Advantage equal to his or her share of the Death Benefit.


Impact of Divorce on Joint Life Option. In the event of a divorce, the Contractowner may change from a joint life option to a single life option (if available) (if the Contractowner is under age 81) at the current rider charge of the single life option. At the time of the change, the Guaranteed Amount will be reset to the current Contract Value and the Maximum Annual Withdrawal amount will equal 5% of this new Guaranteed Amount.


After a divorce, the Contractowner may keep the joint life option to have the opportunity to receive lifetime payouts for the lives of the Contractowner and a new spouse. This is only available if no withdrawals were made from the contract after the effective date of the rider up to and including the date the new spouse is added to the rider.

Termination. After the later of the fifth anniversary of the effective date of the rider or the fifth anniversary of the most recent Contractowner-elected step-up, including any step-up we administered for you, of the Guaranteed Amount, the Contractowner may terminate the rider by notifying us in writing. After this time, the rider will also terminate if the Contractowner fails to adhere to the Investment Requirements. Lincoln SmartSecurity (Reg. TM) Advantage will automatically terminate:
 o on the Annuity Commencement Date (except payments under the Guaranteed Amount Annuity Payment Option will continue if applicable);
 o upon the election of i4LIFE (Reg. TM) Advantage;
 o if the Contractowner or Annuitant is changed (except if the surviving spouse assumes ownership of the contract upon death of the Contractowner) including any sale or assignment of the contract or any pledge of the contract as collateral;
 o upon the last payment of the Guaranteed Amount unless the lifetime Maximum Annual Withdrawal is in effect;
 o when a withdrawal in excess of the Maximum Annual Withdrawal amount reduces the Guaranteed Amount to zero; or
 o upon termination of the underlying annuity contract.

The termination will not result in any increase in Contract Value equal to the Guaranteed Amount. Upon effective termination of this rider, the benefits and charges within this rider will terminate.


If you terminate the rider, you must wait one year before you can purchase any other Living Benefit Rider we offer in the future.

i4LIFE (Reg. TM) Advantage Option. Contractowners with an active Lincoln SmartSecurity (Reg. TM) Advantage rider who decide to terminate their rider and purchase i4LIFE (Reg. TM) Advantage can use any remaining Guaranteed Amount to establish the Guaranteed Income Benefit under the i4LIFE (Reg. TM) Advantage terms and charge in effect for new purchasers of i4LIFE (Reg. TM) Advantage at the time of the i4LIFE (Reg. TM) Advantage election. i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit (Managed Risk) is not available for purchasers of Lincoln SmartSecurity (Reg. TM) Advantage. Contractowners may consider this if i4LIFE (Reg. TM) Advantage will provide a higher payout amount, among other reasons. There are many factors to consider when making this decision, including the cost of the riders, the payout amounts and applicable guarantees. You should discuss this decision with your registered representative. See The Contracts - Living Benefit Riders - i4LIFE (Reg. TM) Advantage.



i4LIFE (Reg. TM) Advantage


i4LIFE (Reg. TM) Advantage (the Variable Annuity Payout Option rider in your contract) is an optional Annuity Payout rider you may purchase at an additional cost and is separate and distinct from other Annuity Payout options offered under your contract and described later in this prospectus. You may also purchase the i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit (Managed
Risk) for an additional charge. i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit (Managed Risk) is the only version of the Guaranteed Income Benefit that is currently available unless you are guaranteed the right to elect a prior version under the terms of your Living Benefit Rider. See Charges and Other Deductions - i4LIFE (Reg. TM) Advantage Charge.


i4LIFE (Reg. TM) Advantage is an Annuity Payout option that provides you with variable, periodic Regular Income Payments for life subject to certain conditions. These payouts are made during two time periods: an Access Period and a Lifetime Income Period. During the Access Period, you have access to your Account Value, which means you may surrender the contract, make withdrawals, and have a Death Benefit. During the Lifetime Income Period, you no longer have access to your Account Value. You choose the length of the Access Period when you select i4LIFE (Reg. TM) Advantage; the Lifetime Income Period begins immediately after the Access Period ends and continues until your death (or the death of a Secondary Life, if later). i4LIFE (Reg. TM) Advantage is different from other Annuity Payout options provided by Lincoln because with i4LIFE (Reg.
TM) Advantage, you have the ability to make additional withdrawals or surrender the contract during the Access Period. You may also purchase the Guaranteed Income Benefit which provides a minimum payout floor for your Regular Income Payments. You choose when you want to receive your first Regular Income Payment and the frequency with which you will receive Regular Income Payments. The initial Regular Income Payment is calculated from the Account Value on a date no more than 14 days prior to the date you select to begin receiving the Regular Income Payments. This calculation date is called the Periodic Income Commencement Date, and is the same date the Access Period begins. Regular Income Payments must begin within one year of the date you elect i4LIFE (Reg.
TM) Advantage. Once they begin, Regular Income Payments will continue until the death of the Annuitant or Secondary Life, if applicable. This option is available on non-qualified annuities, IRAs and Roth IRAs (check with your registered representative regarding availability with SEP market). This option is subject to a charge while the i4LIFE (Reg. TM) Advantage is in effect computed daily on the Account Value. See Charges and Other Deductions - i4LIFE (Reg. TM) Advantage Charges.


i4LIFE (Reg. TM) Advantage is available for contracts with a Contract Value of at least $50,000 and may be elected after the effective date of the contract and before any other Annuity Payout option under this contract is elected by sending a completed i4LIFE (Reg. TM) Advantage election form to our Servicing Office. When you elect i4LIFE (Reg. TM) Advantage, you must choose the Annuitant, Secondary Life, if applicable, and make several choices about your Regular Income Payments. The Annuitant and Secondary Life may not be changed after i4LIFE (Reg. TM) Advantage is elected. For qualified contracts, the Secondary Life must be the spouse. See i4LIFE (Reg. TM) Advantage Death Benefits regarding the impact of a change to the Annuitant prior to the i4LIFE (Reg. TM) Advantage election.

i4LIFE (Reg. TM) Advantage for IRA contracts is only available if the Annuitant and Secondary Life, if applicable, are age 591/2 or older at the time the option is elected. i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit must be elected by age 80 on IRA contracts or age 95 on non-qualified contracts. Additional limitations on issue ages and features may be necessary to comply with the IRC provisions for required minimum distributions. Additional Purchase Payments may be made during the Access Period for an IRA annuity contract, unless a Guaranteed Income Benefit has been elected. If the Guaranteed Income Benefit option has been elected on an IRA contract, additional Purchase Payments may be made until the initial Guaranteed Income Benefit is calculated. Additional Purchase Payments will not be accepted after the Periodic Income Commencement Date for a non-qualified annuity contract.


If i4LIFE (Reg. TM) Advantage is selected, the applicable transfer provisions among Subaccounts and the fixed account will continue to be those specified in your annuity contract for transfers on or before the Annuity Commencement Date. However, once i4LIFE (Reg. TM) Advantage begins, any automatic withdrawal service will terminate. See The Contracts - Transfers on or Before the Annuity Commencement Date.


When you elect i4LIFE (Reg. TM) Advantage, the Death Benefit option that you previously elected will become the Death Benefit election under i4LIFE (Reg.
TM) Advantage, unless you elect a less expensive Death Benefit option. Existing Contractowners with the Account Value Death Benefit who elect i4LIFE (Reg. TM) Advantage must choose the i4LIFE (Reg. TM) Advantage Account Value Death Benefit. The amount paid under the new Death Benefit may be less than the amount that would have been paid under the Death Benefit provided before i4LIFE (Reg. TM) Advantage began (if premium taxes have been deducted from the Contract Value). See The Contracts - i4LIFE (Reg. TM) Advantage Death Benefits.

Access Period. At the time you elect i4LIFE (Reg. TM) Advantage, you also select the Access Period, which begins on the Periodic Income Commencement Date. The Access Period is a defined period of time during which we pay variable, periodic Regular Income Payments and provide a Death Benefit, and during which you may surrender the contract and make withdrawals from your Account Value (defined below). At the end of the Access Period, the remaining Account Value is used to make Regular Income Payments for the rest of your life (or the Secondary Life if applicable). This is called the Lifetime Income Period. During the Lifetime Income Period, you will no longer be able to make withdrawals or surrenders or receive a Death Benefit. If your Account Value is reduced to zero because of withdrawals or market loss, your Access Period ends.



We will establish the minimum (currently 5 years) and maximum (currently the length of time between your current age and age 115 for non-qualified contracts or to age 100 for qualified contracts) Access Periods at the time you elect i4LIFE (Reg. TM) Advantage. Generally, shorter Access Periods will produce a higher initial Regular Income Payment than longer Access Periods. At any time during the Access Period, and subject to the rules in effect at that time, you may extend or shorten the Access Period by sending us notice. Additional restrictions may apply if you are under age 591/2 when you request a change to the Access Period. Currently, if you extend the Access Period, it must be extended at least 5 years. If you change the Access Period, subsequent Regular Income Payments will be adjusted accordingly, and the Account Value remaining at the end of the new Access Period will be applied to continue Regular Income Payments for your life. Additional limitations on issue ages and features may be necessary to comply with the IRC provisions for required minimum distributions. We may reduce or terminate the Access Period for IRA i4LIFE (Reg. TM) Advantage contracts in order to keep the Regular Income Payments in compliance with IRC provisions for required minimum distributions. The minimum Access Period requirements for Guaranteed Income Benefits are longer than the requirements for i4LIFE (Reg. TM) Advantage without a Guaranteed Income Benefit. Shortening the Access Period will terminate the Guaranteed Income Benefit. See Guaranteed Income Benefit with i4LIFE (Reg. TM) Advantage.


Account Value. The initial Account Value is the Contract Value on the Valuation Date i4LIFE (Reg. TM) Advantage is effective. During the Access Period, the Account Value on a Valuation Date will equal the total value of all of the Contractowner's Accumulation Units plus the Contractowner's value in the fixed account, and will be reduced by Regular Income Payments and Guaranteed Income Benefit payments made as well as any withdrawals taken. After the Access Period ends, the remaining Account Value will be applied to continue Regular Income Payments for your life and the Account Value will be reduced to zero.

Regular Income Payments during the Access Period. i4LIFE (Reg. TM) Advantage provides for variable, periodic Regular Income Payments for as long as an Annuitant (or Secondary Life, if applicable) is living and access to your Account Value during the Access Period. When you elect i4LIFE (Reg. TM) Advantage, you will have to choose the date you will receive the initial Regular Income Payment. Once they begin, Regular Income Payments will continue until the death of the Annuitant or Secondary Life, if applicable. Regular Income Payments must begin within one year of the date you elect i4LIFE (Reg.
TM) Advantage. You also select when the Access Period ends and when the Lifetime Income Period begins. You must also select the frequency of the payments (monthly, quarterly, semi-annually or annually), how often the payment is recalculated, the length of the Access Period and the assumed investment return. These choices will influence the amount of your Regular Income Payments.


If you do not choose a payment frequency, the default is a monthly frequency. You may also elect to have Regular Income Payments from non-qualified contracts recalculated only once each year rather than recalculated at the time of each payment. This results in level Regular Income Payments between recalculation dates. Qualified contracts are only recalculated once per year, at the beginning of each calendar year. You also choose the assumed investment return. Return rates of 3%, 4%, or 5% may be available. The higher the assumed investment return you choose, the higher your initial Regular Income Payment will be and the higher the return must be to increase subsequent Regular Income Payments. You also choose the length of the Access Period. At this time, changes can only be made on Periodic Income Commencement Date anniversaries.


For information regarding income tax consequences of Regular Income Payments, see Federal Tax Matters.

The amount of the initial Regular Income Payment is determined on the Periodic Income Commencement Date by dividing the Contract Value, less applicable premium taxes by 1000 and multiplying the result by an annuity factor. The annuity factor is based upon:
  o the age and sex of the Annuitant and Secondary Life, if applicable;
  o the length of the Access Period selected;
  o the frequency of the Regular Income Payments;
  o the assumed investment return you selected; and
  o the Individual Annuity Mortality table specified in your contract.

The annuity factor used to determine the Regular Income Payments reflects the fact that, during the Access Period, you have the ability to withdraw the entire Account Value and that a Death Benefit of the entire Account Value will be paid to your Beneficiary upon your death. These benefits during the Access Period result in a slightly lower Regular Income Payment, during both the Access Period and the Lifetime Income Period, than would be payable if this access was not permitted and no lump-sum Death Benefit of the full Account Value was payable. (The Contractowner must elect an Access Period of no less than the minimum Access Period which is currently set at 5 years.) The annuity factor also reflects the requirement that there be sufficient Account Value at the end of the Access Period to continue your Regular Income Payments for the remainder of your life (and/or the Secondary Life if applicable), during the Lifetime Income Period, with no further access or Death Benefit.

The Account Value will vary with the actual net investment return of the Subaccounts selected and the interest credited on the fixed account, which then determines the subsequent Regular Income Payments during the Access Period. Each subsequent Regular Income Payment (unless the levelized option is selected) is determined by dividing the Account Value on the applicable Valuation Date by 1000 and multiplying this result by an annuity factor revised to reflect the declining length of the Access Period. As a result of this calculation, the actual net returns in the Account Value are measured against the assumed investment return to determine subsequent Regular Income Payments. If the actual net investment return (annualized) for the contract exceeds the assumed investment return, the Regular Income Payment will increase at a rate approximately equal to the amount of such excess. Conversely, if the actual net investment return for the contract is less than the assumed investment return, the Regular Income Payment will decrease. For example, if net investment return is 3% higher (annualized) than the assumed investment return, the Regular Income Payment for the next year will increase by approximately 3%. Conversely, if actual net investment return is 3% lower than the assumed investment return, the Regular Income Payment will decrease by approximately 3%.

Withdrawals made during the Access Period will also reduce the Account Value that is available for Regular Income Payments, and subsequent Regular Income Payments will be reduced in the same proportion that withdrawals reduce the Account Value.

For a joint life option, if either the Annuitant or Secondary Life dies during the Access Period, Regular Income Payments will be recalculated using a revised annuity factor based on the single surviving life, if doing so provides a higher Regular Income Payment.

For nonqualified contracts, if the Annuitant and Secondary Life, if applicable, both die during the Access Period, the Guaranteed Income Benefit (if any) will terminate and the annuity factor will be revised for a non-life contingent Regular Income Payment and Regular Income Payments will continue until the Account Value is fully paid out and the Access Period ends. For qualified contracts, if the Annuitant and Secondary Life, if applicable, both die during the Access Period, i4LIFE (Reg. TM) Advantage (and any Guaranteed Income Benefit if applicable) will terminate.

Regular Income Payments during the Lifetime Income Period. The Lifetime Income Period begins at the end of the Access Period if either the Annuitant or Secondary Life is living. Your earlier elections regarding the frequency of Regular Income Payments, assumed investment return and the frequency of the recalculation do not change. The initial Regular Income Payment during the Lifetime Income Period is determined by dividing the Account Value on the last Valuation Date of the Access Period by 1000 and multiplying the result by an annuity factor revised to reflect that the Access Period has ended. The annuity factor is based upon:
  o the age and sex of the Annuitant and Secondary Life (if living);
  o the frequency of the Regular Income Payments;
  o the assumed investment return you selected; and
  o the Individual Annuity Mortality table specified in your contract.

The impact of the length of the Access Period and any withdrawals made during the Access Period will continue to be reflected in the Regular Income Payments during the Lifetime Income Period. To determine subsequent Regular Income Payments, the contract is credited with a fixed number of Annuity Units equal to the initial Regular Income Payment (during the Lifetime Income Period) divided by the Annuity Unit value (by Subaccount). Subsequent Regular Income Payments are determined by multiplying the number of Annuity Units per Subaccount by the Annuity Unit value. Your Regular Income Payments will vary based on the value of your Annuity Units. If your Regular Income Payments are adjusted on an annual basis, the total of the annual payment is transferred to Lincoln New York's general account to be paid out based on the payment mode you selected. Your payment(s) will not be affected by market performance during that year. Your Regular Income Payment(s) for the following year will be recalculated at the beginning of the following year based on the current value of the Annuity Units.

Regular Income Payments will continue for as long as the Annuitant or Secondary Life, if applicable, is living, and will continue to be adjusted for investment performance of the Subaccounts your Annuity Units are invested in (and the fixed account if applicable). Regular Income Payments vary with investment performance.

During the Lifetime Income Period, there is no longer an Account Value; therefore, no withdrawals are available and no Death Benefit is payable. In addition, transfers are not allowed from a fixed annuity payment to a variable annuity payment.


i4LIFE (Reg. TM) Advantage Death Benefits


i4LIFE (Reg. TM) Advantage Account Value Death Benefit. The i4LIFE (Reg. TM) Advantage Account Value Death Benefit is available during the Access Period. This Death Benefit is equal to the Account Value as of the Valuation Date on which we approve the payment of the death claim. You may not change this Death Benefit once it is elected.

i4LIFE (Reg. TM) Advantage Guarantee of Principal Death Benefit. The i4LIFE (Reg. TM) Advantage Guarantee of Principal Death Benefit is available during the Access Period and will be equal to the greater of:

  o the Account Value as of the Valuation Date we approve the payment of the claim; or
  o the sum of all Purchase Payments, less the sum of Regular Income Payments and other withdrawals where:
   o Regular Income Payments, including withdrawals to provide the Guaranteed Income Benefit, reduce the Death Benefit by the dollar amount of the payment; and

   o all other withdrawals, if any, reduce the Death Benefit in the same proportion that withdrawals reduce the Contract Value or Account Value.

   References to Purchase Payments and withdrawals include Purchase Payments and withdrawals made prior to the election of i4LIFE (Reg. TM) Advantage if your contract was in force with the Guarantee of Principal or greater Death Benefit option prior to that election.


In a declining market, withdrawals which are deducted in the same proportion that withdrawals reduce the Contract Value or Account Value, may have a magnified effect on the reduction of the Death Benefit payable. All references to withdrawals include deductions for any applicable charges associated with that withdrawal (Premium Based Charges and surrender charges for example) and premium taxes, if any.


The following example demonstrates the impact of a proportionate withdrawal on your Death Benefit:


    i4LIFE (Reg. TM) Advantage Guarantee of Principal Death Benefit...    $200,000
    Total i4LIFE (Reg. TM) Regular Income Payment.....................    $ 25,000
    Additional Withdrawal.............................................    $ 15,000   ($15,000/$150,000=10% withdrawal)
    Account Value at the time of Additional Withdrawal................    $150,000

     Death Benefit Value after i4LIFE (Reg. TM) Regular Income Payment = $200,000 - $25,000 = $175,000
     Death Benefit Value after additional withdrawal = $175,000 - $17,500 = $157,500
     Reduction in Death Benefit Value for Withdrawal = $175,000 X 10% = $17,500

The Regular Income Payments reduce the Death Benefit by $25,000 and the additional withdrawal causes a 10% reduction in the Death Benefit, the same percentage that the withdrawal reduced the Account Value.


During the Access Period, contracts with the i4LIFE (Reg. TM) Advantage Guarantee of Principal Death Benefit may elect to change to the i4LIFE (Reg.
TM) Advantage Account Value Death Benefit. We will effect the change in Death Benefit on the Valuation Date we receive a completed election form at our Servicing Office, and we will begin deducting the lower i4LIFE (Reg. TM) Advantage charge at that time. Once the change is effective, you may not elect to return to the i4LIFE (Reg. TM) Advantage Guarantee of Principal Death Benefit.


i4LIFE (Reg. TM) Advantage EGMDB. The i4LIFE (Reg. TM) Advantage EGMDB is only available during the Access Period. This benefit is the greatest of:
  o the Account Value as of the Valuation Date on which we approve the payment of the claim; or
  o the sum of all Purchase Payments, less the sum of Regular Income Payments and other withdrawals where:
   o Regular Income Payments, including withdrawals to provide the Guaranteed Income Benefit, reduce the Death Benefit by the dollar amount of the payment; and
   o all other withdrawals, if any, reduce the Death Benefit in the same proportion that withdrawals reduce the Contract Value or Account Value.

References to Purchase Payments and withdrawals include Purchase Payments and withdrawals made prior to the election of i4LIFE (Reg. TM) Advantage if your contract was in force with the Guarantee of Principal or greater Death Benefit option prior to that election; or
  o the highest Account Value or Contract Value on any contract anniversary date (including the inception date of the contract) after the EGMDB is effective (determined before the allocation of any Purchase Payments on that contract anniversary) prior to the 81st birthday of the deceased and prior to the date of death. The highest Account Value or Contract Value is increased by Purchase Payments and is decreased by Regular Income Payments, including withdrawals to provide the Guaranteed Income Benefits and all other withdrawals subsequent to the anniversary date on which the highest Account Value or Contract Value is obtained. Regular Income Payments and withdrawals are deducted in the same proportion that Regular Income Payments and withdrawals reduce the Contract Value or Account Value.

When determining the highest anniversary value, if you elected the EGMDB in the base contract and this Death Benefit was in effect when you purchased i4LIFE (Reg. TM) Advantage, we will look at the Contract Value before i4LIFE (Reg. TM) Advantage and the Account Value after the i4LIFE (Reg. TM) Advantage election to determine the highest anniversary value.

In a declining market, withdrawals which are deducted in the same proportion that withdrawals reduce the Account Value, may have a magnified effect on the reduction of the Death Benefit payable. All references to withdrawals include deductions for any applicable charges associated with that withdrawal (Premium Based Charges and surrender charges for example) and premium taxes, if any.


Contracts with the i4LIFE (Reg. TM) Advantage EGMDB may elect to change to the i4LIFE (Reg. TM) Advantage Guarantee of Principal or the i4LIFE (Reg. TM) Advantage Account Value Death Benefit. We will effect the change in Death Benefit on the Valuation Date we receive a completed election form at our Servicing Office, and we will begin deducting the lower i4LIFE (Reg. TM) Advantage charge at that time. Once the change is effective, you may not elect to return to the i4LIFE (Reg. TM) Advantage EGMDB.


General Death Benefit Provisions. For all Death Benefit options, following the Access Period, there is no Death Benefit. The Death Benefits also terminate when the Account Value equals zero, because the Access Period terminates.

If there is a change in the Contractowner, joint owner or Annuitant during the life of the contract, for any reason other than death, the only Death Benefit payable for the new person will be the Account Value


For non-qualified contracts, upon the death of the Contractowner, joint owner or Annuitant, the Contractowner (or Beneficiary) may elect to terminate the contract and receive full payment of the Death Benefit or may elect to continue the contract and receive Regular Income Payments. Upon the death of the Secondary Life, who is not also an owner, only the surrender value is paid.

If you are the owner of an IRA annuity contract, and there is no Secondary Life, and you die during the Access Period, the i4LIFE (Reg. TM) Advantage will terminate. A spouse Beneficiary may start a new i4LIFE (Reg. TM) Advantage program.

If a death occurs during the Access Period, the value of the Death Benefit will be determined as of the Valuation Date we approve the payment of the claim. Approval of payment will occur upon our receipt of all the following:

     1.proof (e.g. an original certified death certificate), or any other proof of death satisfactory to us; and

     2.written authorization for payment; and

     3.all required claim forms, fully completed (including selection of a settlement option).

Notwithstanding any provision of this contract to the contrary, the payment of Death Benefits provided under this contract must be made in compliance with Code Section 72(s) or 401(a)(9) as applicable, as amended from time to time. Death Benefits may be taxable. See Federal Tax Matters.

Upon notification to us of the death, Regular Income Payments may be suspended until the death claim is approved. Upon approval, a lump sum payment for the value of any suspended payments will be made as of the date the death claim is approved, and Regular Income Payments will continue, if applicable. The excess, if any, of the Death Benefit over the Account Value will be credited into the contract at that time.

If a lump sum settlement is elected, the proceeds will be mailed within seven days of approval by us of the claim subject to the laws, regulations and tax code governing payment of Death Benefits. This payment may be postponed as permitted by the Investment Company Act of 1940.


Guaranteed Income Benefit with i4LIFE (Reg. TM) Advantage


A Guaranteed Income Benefit may be available for purchase when you elect i4LIFE (Reg. TM) Advantage which ensures that your Regular Income Payments will never be less than a minimum payout floor, regardless of the actual investment performance of your contract. See Charges and Other Deductions for a discussion of the Guaranteed Income Benefit charges. i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit (Managed Risk) is the only version of the Guaranteed Income Benefit available for purchase, unless you are guaranteed the right to elect a prior version under the terms of your Living Benefit Rider. Prior to May 12, 2014, the i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit (Managed Risk) was called i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit Protected Funds.

i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit (Managed Risk) is an optional feature available for purchase that provides a Guaranteed Income Benefit and requires that you adhere to certain Investment Requirements. See Investment Requirements in this prospectus for more information about the Investment Requirements applicable to i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit (Managed Risk). You will be subject to Investment Requirements applicable to i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit (Managed
Risk) for the entire time you own this rider. Failure to comply with the Investment Requirements will result in the termination of i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (Managed Risk). See i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit - Termination for more information. All of the other terms and conditions of i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit (version 4) continue to apply to i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit (Managed Risk).

As discussed below, certain features of the Guaranteed Income Benefit may be impacted if you purchased Lincoln SmartSecurity (Reg. TM) Advantage (withdrawal benefit rider), Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) or Lincoln Lifetime IncomeSM Advantage 2.0 (income benefit rider) prior to electing i4LIFE (Reg. TM) Advantage with the Guaranteed Income Benefit (Annuity Payout rider).

Additional Purchase Payments cannot be made to a contract with the Guaranteed Income Benefit. You are also limited in how much you can invest in certain Subaccounts. See the Contracts - Investment Requirements. The version of the Guaranteed Income Benefit and/or whether you previously owned a Living Benefit Rider will determine which Investment Requirement option applies to you.

There is no guarantee that the i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit (Managed Risk) option will be available to elect in the future, as we reserve the right to discontinue this option at any time. In addition, we may make different versions of the Guaranteed Income Benefit available to new purchasers or may create different versions for use with various Living Benefit Riders. However, a Contractowner with Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) (including Lincoln Lifetime IncomeSM Advantage 2.0) who decides to drop that rider to purchase i4LIFE (Reg. TM) Advantage is guaranteed the right to purchase the Guaranteed Income Benefit under the terms set forth in the prior rider.

i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit (Managed Risk) is elected when you elect i4LIFE (Reg. TM) Advantage or during the Access Period, if still available for election, subject to terms and conditions at that time. You may choose not to purchase the i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit at the time you purchase i4LIFE (Reg. TM) Advantage by indicating that you do not want the i4LIFE (Reg. TM) Advantage

Guaranteed Income Benefit on the election form at the time that you purchase i4LIFE (Reg. TM) Advantage. If you intend to use the Guaranteed Amount from the Lincoln SmartSecurity (Reg. TM) Advantage rider or the Income Base from the Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) rider or Lincoln Lifetime IncomeSM Advantage 2.0 rider to establish the Guaranteed Income Benefit, you must elect the Guaranteed Income Benefit at the time you elect i4LIFE (Reg. TM) Advantage.


The i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit is reduced by withdrawals (other than Regular Income Payments) in the same proportion that the withdrawals reduce the Account Value. See i4LIFE (Reg. TM) Advantage - General i4LIFE (Reg. TM) Provisions for an example.


Guaranteed Income Benefit (Managed Risk) is the only version of the Guaranteed Income Benefit currently available for election unless you are guaranteed the right to elect a prior version under the terms of your Living Benefit Rider. Contractowners with Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) who wish to elect i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (version 4) must elect i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit (Managed Risk). Please refer to your Living Benefit Rider regarding the availability of prior versions of Guaranteed Income Benefit.

Guaranteed Income Benefit (Managed Risk) and Guaranteed Income Benefit (version
4). The following discussion applies to both Guaranteed Income Benefit (Managed
Risk) and Guaranteed Income Benefit (version 4) unless otherwise specified. For Guaranteed Income Benefit (Managed Risk) and Guaranteed Income Benefit (version
4), the initial Guaranteed Income Benefit will be an amount equal to a specified percentage of your Account Value (or Income Base or Guaranteed Amount as applicable), based on your age (or the age of the youngest life under a joint life option) at the time the Guaranteed Income Benefit is elected. The specified percentages and the corresponding age-bands for calculating the initial Guaranteed Income Benefit are outlined in the applicable tables below for riders elected on or after May 20, 2013. Lincoln SmartSecurity (Reg. TM) Advantage purchasers use the date of the i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit election to determine the table applicable to their contracts. (i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit (Managed Risk) is not available to Lincoln SmartSecurity (Reg. TM) Advantage purchasers.)


 Age-Banded Percentages for Calculating Initial Guaranteed Income Benefit for:



i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit (Managed Risk) elections or for purchasers of
Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) on or after May 20,
                                     2013.



              Single Life Option                                  Joint Life Option
-----------------------------------------------    -----------------------------------------------
                                                            Age
                         Percentage of Account      (younger of you and      Percentage of Account
         Age             Value or Income Base*       your spouse's age)      Value or Income Base*
--------------------    -----------------------    ---------------------    ----------------------
    Under age 40                2.50%                  Under age 40                 2.50%
       40 - 54                  3.00%                    40 - 54                    3.00%
  55 - under 591/2              3.50%                55 - under 591/2               3.50%
     591/2 - 64                 4.00%                   591/2 - 69                  4.00%
       65 - 69                  4.50%                    70 - 74                    4.50%
       70 - 79                  5.00%                    75 - 79                    5.00%
         80+                    5.50%                      80+                      5.50%


*Purchasers of Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) may use any remaining Income Base reduced by all Guaranteed Annual Income payments since the last Automatic Annual Step-up, if any, or the rider's effective date (if there have not been any Automatic Annual Step-ups) if greater than the Account Value to establish the initial Guaranteed Income Benefit.


i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit elections or for purchasers of Lincoln Lifetime IncomeSM Advantage 2.0
                           on or after May 20, 2013.



              Single Life Option                                  Joint Life Option
-----------------------------------------------    -----------------------------------------------
                         Percentage of Account              Age              Percentage of Account
                         Value, Income Base or      (younger of you and      Value, Income Base or
         Age               Guaranteed Amount*        your spouse's age)       Guaranteed Amount*
--------------------    -----------------------    ---------------------    ----------------------
    Under age 40                2.00%                  Under age 40                 2.00%
       40 - 54                  2.50%                    40 - 54                    2.50%
  55 - under 591/2              3.00%                55 - under 591/2               3.00%
     591/2 - 64                 3.50%                   591/2 - 69                  3.50%
       65 - 69                  4.00%                    70 - 74                    4.00%
       70 - 74                  4.50%                      75+                      4.50%
         75+                    5.00%


*Purchasers of Lincoln SmartSecurity (Reg. TM) Advantage (regardless of the rider effective date) may use any remaining Guaranteed Amount (if greater than the Account Value) to calculate the initial Guaranteed Income Benefit. Purchasers of Lincoln Lifetime IncomeSM Advantage 2.0 may use any remaining Income Base reduced by all Guaranteed Annual Income payments since the last Automatic Annual Step-up or the rider's effective date (if there has not been any Automatic Annual Step-up) if greater than the Account Value to establish the initial Guaranteed Income Benefit.

Note that Guaranteed Income Benefit percentages for riders purchased prior to May 20, 2013, can be found in an Appendix to this prospectus.

If the amount of your i4LIFE (Reg. TM) Advantage Regular Income Payment has fallen below the Guaranteed Income Benefit, because of poor investment results, a payment equal to the i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit is the minimum payment you will receive. If the market performance in your contract is sufficient to provide Regular Income Payments at a level that exceeds the Guaranteed Income Benefit, the Guaranteed Income Benefit will never come into effect. If the Guaranteed Income Benefit is paid, it will be paid with the same frequency as your Regular Income Payment. If your Regular Income Payment is less than the Guaranteed Income Benefit, we will reduce the Account Value by the Regular Income Payment plus an additional amount equal to the difference between your Regular Income Payment and the Guaranteed Income Benefit (in other words, Guaranteed Income Benefit payments reduce the Account Value by the entire amount of the Guaranteed Income Benefit payment). (Regular Income Payments also reduce the Account Value). This payment will be made from the variable Subaccounts and the fixed account on a pro-rata basis according to your investment allocations.

If your Account Value reaches zero as a result of payments to provide the Guaranteed Income Benefit, we will continue to pay you an amount equal to the Guaranteed Income Benefit. If your Account Value reaches zero, your Access Period will end and your Lifetime Income Period will begin. Additional amounts withdrawn from the Account Value to provide the Guaranteed Income Benefit may terminate your Access Period earlier than originally scheduled, and will reduce your Death Benefit. If your Account Value equals zero, no Death Benefit will be paid. See i4LIFE (Reg. TM) Advantage Death Benefits. After the Access Period ends, we will continue to pay the Guaranteed Income Benefit for as long as the Annuitant (or the Secondary Life, if applicable) is living.

The following example illustrates how poor investment performance, which results in a Guaranteed Income Benefit payment, affects the i4LIFE (Reg. TM) Account Value:


    i4LIFE (Reg. TM) Account Value before market decline............    $135,000
    i4LIFE (Reg. TM) Account Value after market decline.............    $100,000
    Guaranteed Income Benefit.......................................    $    810
    Regular Income Payment after market decline.....................    $    769
    Account Value after market decline and Guaranteed Income Benefit
    payment.........................................................    $ 99,190

The Contractowner receives an amount equal to the Guaranteed Income Benefit. The entire amount of the Guaranteed Income Benefit is deducted from the Account Value.


The Guaranteed Income Benefit will automatically step up every year to 75% of the current Regular Income Payment, if that result is greater than the immediately prior Guaranteed Income Benefit. For non-qualified contracts, the step-up will occur annually on the first Valuation Date on or after each Periodic Income Commencement Date anniversary starting on the first Periodic Income Commencement Date anniversary. For qualified contracts, the step-up will occur annually on the Valuation Date of the first periodic income payment of each calendar year. The first step-up is the Valuation Date of the first periodic income payment in the next calendar year following the Periodic Income Commencement Date.

The following example illustrates how the initial Guaranteed Income Benefit (Managed Risk) is calculated for a 60-year old Contractowner with a nonqualified contract, and how a step-up would increase the Guaranteed Income Benefit in a subsequent year. The percentage of the Account Value used to calculate the initial Guaranteed Income Benefit is 4% for a 60-year old (single life) per the Age-Banded Percentages for Calculating Initial Guaranteed Income Benefit (Managed Risk) for i4LIFE (Reg. TM) Advantage elections table above. The example also assumes that the Account Value has increased due to positive investment returns resulting in a higher recalculated Regular Income Payment. See The Contracts - i4LIFE (Reg. TM) Advantage - Regular Income Payments during the Access Period for a discussion of recalculation of the Regular Income Payment.




8/1/2013 Amount of initial Regular Income Payment................................  $  4,801
8/1/2013 Account Value at election of Guaranteed Income Benefit..................  $100,000
8/1/2013 Initial Guaranteed Income Benefit (4% times $100,000 Account Value) .     $  4,000
8/1/2014 Recalculated Regular Income Payment.....................................  $  6,000
8/1/2014 Guaranteed Income Benefit after step-up (75% of $6,000) .                 $  4,500


The Contractowner's Guaranteed Income Benefit was increased to 75% of the recalculated Regular Income Payment.


At the time of a step-up of the Guaranteed Income Benefit the i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit (Managed Risk) percentage charge may increase subject to the maximum guaranteed charge of 2.00%. This means that your charge may change every year. If we automatically administer a new step-up for you and if your percentage charge is increased, you may ask us to reverse the step-up by giving us notice within 30 days after the date of the step-up. If we receive notice of your request to reverse the step-up, on a going forward basis, we will decrease the percentage charge to the percentage charge in effect before the step-up occurred. Any increased charges paid between the time of the step-up and the date we receive your notice to reverse the step-up will not be reimbursed. Step-ups will continue after a request to reverse a step-up. i4LIFE (Reg. TM) Advantage charges are in addition to the Guaranteed

Income Benefit charges. We will provide you with written notice when a step-up will result in an increase to the current charge so that you may give us timely notice if you wish to reverse a step-up.


The next section describes certain guarantees in Living Benefit Riders relating to the election of the Guaranteed Income Benefit.

Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk). Contractowners who elect Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) may decide to drop Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) and purchase i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit (Managed Risk) in accordance with the same terms set out above for i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit (version 4). If this decision is made, the Contractowner can use the greater of the Income Base under Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) reduced by all Guaranteed Annual Income payments since the last Automatic Annual Step-up or the Account Value to establish the Guaranteed Income Benefit under i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit (Managed Risk). Purchasers of Lincoln Lifetime IncomeSM Advantage 2.0 (Managed
Risk) who wait until after the 5th Benefit Year anniversary may elect i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit until age 99 for nonqualified contracts and 85 for qualified contracts.

Lincoln Lifetime IncomeSM Advantage 2.0. Contractowners who purchase Lincoln Lifetime IncomeSM Advantage 2.0 are guaranteed the ability in the future to purchase i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (version 4) even if it is no longer available for purchase. They are also guaranteed that the Guaranteed Income Benefit percentages and Access Period requirements will be at least as favorable as those available at the time they purchased Lincoln Lifetime IncomeSM Advantage 2.0. See The Contracts - Lincoln Lifetime IncomeSM Advantage 2.0.


Contractowners with an active Lincoln Lifetime IncomeSM Advantage 2.0 may decide to drop Lincoln Lifetime IncomeSM Advantage 2.0 and purchase i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (version 4). If this decision is made, the Contractowner can use the Lincoln Lifetime IncomeSM Advantage 2.0 Income Base reduced by all Guaranteed Annual Income payments since the last Automatic Annual Step-up or since the rider's effective date (if there has not been an Automatic Annual Step-up) if greater than the Account Value to establish the i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (version 4) at the terms in effect for purchasers of this rider. If the Contractowner drops Lincoln Lifetime IncomeSM Advantage 2.0 and purchases i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (version 4) on the last day the Contractowner is eligible to purchase i4LIFE (Reg. TM) Advantage, the Contractowner may also use the current Guaranteed Annual Income amount, if higher, to establish the initial Guaranteed Income Benefit. This decision must be made by the maximum age to elect i4LIFE (Reg. TM) Advantage, which is age 95 for nonqualified contracts and age 80 for qualified contracts.


The following is an example of how the Guaranteed Amount from Lincoln SmartSecurity (Reg. TM) Advantage or the Income Base from Lincoln Lifetime IncomeSM Advantage 2.0 may be used to calculate the i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit. The example assumes that on the date that i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit is elected the Contractowner is 70 years of age and has made no withdrawals from the contract. The percentage of the Account Value used to calculate the initial Guaranteed Income Benefit is 4.5% for a 70-year old (single life) per the Age-Banded Percentages for Calculating Initial Guaranteed Income Benefit table above. The example assumes an annual payment mode has been elected.




           Account Value (equals Contract Value on date i4LIFE (Reg. TM) Advantage
    with Guaranteed Income Benefit is elected)....................................    $100,000
           Guaranteed Amount/Income Base on date i4LIFE (Reg. TM) Advantage with
    Guaranteed Income Benefit is elected:.........................................    $140,000
           Amount of initial Regular Income Payment...............................    $  5,411   per year
           Initial Guaranteed Income Benefit (4.5% x $140,000 Guaranteed
    Amount/Income Base which is greater than $100,000 Account
    Value)........................................................................    $  6,300



Lincoln SmartSecurity (Reg. TM) Advantage. Contractowners who purchased Lincoln SmartSecurity (Reg. TM) Advantage are guaranteed that they may use the remaining Guaranteed Amount (if greater than the Account Value) at the time the initial Guaranteed Income Benefit is determined, to calculate the Guaranteed Income Benefit. The initial Guaranteed Income Benefit will be equal to the applicable percentage based on either the Contractowner's age (single life) or the youngest age of either the Contractowner or Secondary Life (if applicable) , at the time the Guaranteed Income Benefit is elected, multiplied by the remaining Guaranteed Amount. The applicable percentage is found in the Age-Banded Percentages for Calculating Initial Guaranteed Income Benefit table above. In other words, the initial Guaranteed Income Benefit will equal the applicable percentage based on the Contractowner's age multiplied by the remaining Guaranteed Amount (if greater than the Account Value).


Impacts to i4LIFE (Reg. TM) Advantage Regular Income Payments. When you select the i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit, certain restrictions will apply to your contract:
  o A 4% assumed investment return (AIR) will be used to calculate the Regular Income Payments.

  o The minimum Access Period required for Guaranteed Income Benefit is the longer of 20 years or the difference between your age (nearest birthday) and age 100 (age 90 for purchasers of i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit prior to May 21, 2012). The minimum Access Period required for i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit (Managed Risk) is the longer of 20 years or the difference between your age (nearest birthday) and age 90. We may change this Access Period requirement prior to election of the Guaranteed Income Benefit. Different minimum Access Period requirements apply if you use the greater of the Account Value or Income Base (less amounts paid since the last Automatic Step-up) under Lincoln Lifetime IncomeSM Advantage 2.0 or Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) to calculate the Guaranteed Income Benefit as set forth below:




                                            Minimum Access Period
                                           Elections of i4LIFE (Reg. TM) Advantage prior to the 5th Benefit
                                                                    Year anniversary
 Purchasers of Lincoln Lifetime IncomeSM   Longer of 20 years or the difference
 Advantage 2.0                             between your age and age 100
 Purchasers of Lincoln Lifetime IncomeSM   Longer of 20 years or the difference
 Advantage 2.0 (Managed Risk)              between your age and age 90




                                           Elections of i4LIFE (Reg. TM) Advantage on and after the 5th
                                                              Benefit Year anniversary
 Purchasers of Lincoln Lifetime IncomeSM   Longer of 20 years or the difference
 Advantage 2.0                             between your age and age 95
 Purchasers of Lincoln Lifetime IncomeSM   Longer of 15 years or the difference
 Advantage 2.0 (Managed Risk)              between your age and age 85




  o The maximum Access Period available for this benefit is to age 115 for non-qualified contracts; to age 100 for qualified contracts.

If you choose to lengthen your Access Period (which must be increased by a minimum of 5 years), your Regular Income Payment will be reduced, but the i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit will not be affected. If you choose to shorten your Access Period, the i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit will terminate.

The i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit will terminate due to any of the following events:
  o the death of the Annuitant (or the later of the death of the Annuitant or Secondary Life if a joint payout was elected); or
  o a Contractowner requested decrease in the Access Period or a change to the Regular Income Payment frequency; or
  o upon written notice to us; or
  o assignment of the contract; or
  o failure to comply with Investment Requirements.


A termination due to a decrease in the Access Period, a change in the Regular Income Payment frequency, or upon written notice from the Contractowner will be effective as of the Valuation Date on the next Periodic Income Commencement Date anniversary. Termination will be only for the i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit and not the i4LIFE (Reg. TM) Advantage election, unless otherwise specified. However if you used the greater of the Account Value or Income Base under Lincoln Lifetime IncomeSM Advantage 2.0 (Managed
Risk) or Lincoln Lifetime IncomeSM Advantage 2.0 to establish the Guaranteed Income Benefit any termination of the Guaranteed Income Benefit will also result in a termination of the i4LIFE (Reg. TM) Advantage election. If you terminate the i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit you may be able to re-elect it, if available, after one year. The election will be treated as a new purchase, subject to the terms and charges in effect at the time of election and the i4LIFE (Reg. TM) Advantage Regular Income Payments will be recalculated. The i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit (Managed
Risk) will be based on the Account Value at the time of the election.

Availability. Guaranteed Income Benefit (Managed Risk) is available with qualified and nonqualified (IRAs and Roth IRAs) annuity contracts. The Contractowner must be under age 96 for nonqualified contracts and under age 81 for qualified contracts at the time this rider is elected. Beginning August 26, 2013 (November 4, 2013, for Contractowners who purchased the contract before August 26, 2013), Guaranteed Income Benefit with the Managed Risk option is the only version of the Guaranteed Income Benefit currently available for election unless you are guaranteed the right to elect a prior version under the terms of your Living Benefit Rider.


Withdrawals. You may request a withdrawal at any time prior to or during the Access Period. We reduce the Account Value by the amount of the withdrawal, and all subsequent Regular Income Payments and Guaranteed Income Benefit payments, if applicable, will be reduced proportionately. Withdrawals may have tax consequences. See Federal Tax Matters. Withdrawals are subject to any applicable Premium Based Charges and/or surrender charges, except when amounts may be withdrawn free of surrender charges. See Charges and Other Deductions.

The following example demonstrates the impact of a withdrawal on the Regular Income Payments and the Guaranteed Income Benefit payments:


        i4LIFE (Reg. TM) Regular Income Payment before Withdrawal.....    $  1,200
        Guaranteed Income Benefit before Withdrawal...................    $    900
        Account Value at time of Additional Withdrawal................    $150,000
        Additional Withdrawal.........................................    $ 15,000   (a 10% withdrawal)

     Reduction in i4LIFE (Reg. TM) Regular Income Payment for Withdrawal = $1,200 X 10 % = $120
     i4LIFE (Reg. TM) Regular Income Payment after Withdrawal = $1,200 - $120 = $1,080

   Reduction in Guaranteed Income Benefit for Withdrawal = $900 X 10% = $90
     Guaranteed Income Benefit after Withdrawal = $900 - $90 = $810

Surrender. At any time prior to or during the Access Period, you may surrender the contract by withdrawing the surrender value. If the contract is surrendered, the contract terminates and no further Regular Income Payments will be made. Withdrawals are subject to any applicable Premium Based Charges and/or surrender charges, except when amounts may be withdrawn free of surrender charges. See Charges and Other Deductions.

Termination. For IRA annuity contracts, you may terminate i4LIFE (Reg. TM) Advantage prior to the end of the Access Period by notifying us in writing. The termination will be effective on the next Valuation Date after we receive the notice and your contract will return to the accumulation phase. Your i4LIFE (Reg. TM) Advantage Death Benefit will terminate and you may choose the Guarantee of Principal (if you had the i4LIFE (Reg. TM) Advantage Guarantee of Principal Death Benefit) or Account Value Death Benefit options. Upon termination, we will stop assessing the charge for i4LIFE (Reg. TM) Advantage and begin assessing the mortality and expense risk charge and administrative charge associated with the new Death Benefit option. Your Contract Value upon termination will be equal to the Account Value on the Valuation Date we terminate i4LIFE (Reg. TM) Advantage.

For non-qualified contracts, you may not terminate i4LIFE (Reg. TM) Advantage once you have elected it.



Annuity Payouts

When you apply for a contract, you may select any Annuity Commencement Date permitted by law, which is usually on or before the Annuitant's 99th birthday. Your broker-dealer may recommend that you annuitize at an earlier age. As an alternative, Contractowners with Lincoln SmartSecurity (Reg. TM) Advantage may elect to annuitize their Guaranteed Amount under the Guaranteed Amount Annuity Payout Option. Contractowners with any version of Lincoln Lifetime IncomeSM Advantage 2.0 may elect the Guaranteed Annual Income Amount Annuity Payout option.


The contract provides optional forms of payouts of annuities (annuity options), each of which is payable on a variable basis, a fixed basis or a combination of both as you specify. The contract provides that all or part of the Contract Value may be used to purchase an Annuity Payout option.

You may elect Annuity Payouts in monthly, quarterly, semiannual or annual installments. If the payouts from any Subaccount would be or become less than $50, we have the right to reduce their frequency until the payouts are at least $50 each. Following are explanations of the annuity options available.


Annuity Options


The annuity options outlined below do not apply to Contractowners who have elected i4LIFE (Reg. TM) Advantage or any version of i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit, the Guaranteed Amount Annuity Payout option or the Guaranteed Annual Income Amount Annuity Payout option.


Life Annuity. This option offers a periodic payout during the lifetime of the Annuitant and ends with the last payout before the death of the Annuitant. This option offers the highest periodic payout since there is no guarantee of a minimum number of payouts or provision for a Death Benefit for Beneficiaries. However, there is the risk under this option that the recipient would receive no payouts if the Annuitant dies before the date set for the first payout; only one payout if death occurs before the second scheduled payout, and so on.

Life Annuity with Payouts Guaranteed for Designated Period. This option guarantees periodic payouts during a designated period, usually 10 or 20 years, and then continues throughout the lifetime of the Annuitant. The designated period is selected by the Contractowner.

Joint Life Annuity. This option offers a periodic payout during the joint lifetime of the Annuitant and a designated joint Annuitant. The payouts continue during the lifetime of the survivor. However, under a joint life annuity, if both Annuitants die before the date set for the first payout, no payouts will be made. Only one payment would be made if both deaths occur before the second scheduled payout, and so on.

Joint Life Annuity with Guaranteed Period. This option guarantees periodic payouts during a designated period, usually 10 or 20 years, and continues during the joint lifetime of the Annuitant and a designated joint Annuitant. The payouts continue during the lifetime of the survivor. The designated period is selected by the Contractowner.

Joint Life and Two Thirds to Survivor Annuity. This option provides a periodic payout during the joint lifetime of the Annuitant and a designated joint Annuitant. When one of the joint Annuitants dies, the survivor receives two thirds of the periodic payout made when both were alive.

Joint Life and Two-Thirds Survivor Annuity with Guaranteed Period. This option provides a periodic payout during the joint lifetime of the Annuitant and a joint Annuitant. When one of the joint Annuitants dies, the survivor receives two-thirds of the periodic payout


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made when both were alive. This option further provides that should one or both of the Annuitants die during the elected guaranteed period, usually 10 or 20 years, full benefit payment will continue for the rest of the guaranteed period.


Unit Refund Life Annuity. This option offers a periodic payout during the lifetime of the Annuitant with the guarantee that upon death a payout will be made of the value of the number of Annuity Units (see Variable Annuity Payouts) equal to the excess, if any, of:
 o the total amount applied under this option divided by the Annuity Unit value for the date payouts begin, minus
 o the Annuity Units represented by each payout to the Annuitant multiplied by the number of payouts paid before death.

The value of the number of Annuity Units is computed on the date the death claim is approved for payment by the Servicing Office.

Life Annuity with Cash Refund. Fixed annuity benefit payments that will be made for the lifetime of the Annuitant with the guarantee that upon death, should
(a) the total dollar amount applied to purchase this option be greater than (b) the fixed annuity benefit payment multiplied by the number of annuity benefit payments paid prior to death, then a refund payment equal to the dollar amount of (a) minus (b) will be made.

Under the annuity options listed above, you may not make withdrawals. Other options, with or without withdrawal features, may be made available by us. You may pre-select an Annuity Payout option as a method of paying the Death Benefit to a Beneficiary. If you do, the Beneficiary cannot change this payout option. You may change or revoke in writing to our Servicing Office, any such selection, unless such selection was made irrevocable. If you have not already chosen an Annuity Payout option, the Beneficiary may choose any Annuity Payout option. At death, options are only available to the extent they are consistent with the requirements of the contract as well as Sections 72(s) and 401(a)(9) of the tax code, if applicable.


General Information

Any previously selected Death Benefit in effect before the Annuity Commencement Date will no longer be available on and after the Annuity Commencement Date. You may change the Annuity Commencement Date, change the annuity option or change the allocation of the investment among Subaccounts up to 30 days before the scheduled Annuity Commencement Date, upon written notice to the Servicing Office. You must give us at least 30 days notice before the date on which you want payouts to begin. Annuity Payouts may not commence within twelve months after the effective date of the contract. We may require proof of age, sex, or survival of any payee upon whose age, sex, or survival payments depend.


Unless you select another option, the contract automatically provides for a life annuity with Annuity Payouts guaranteed for 10 years (on a fixed, variable or combination fixed and variable basis, in proportion to the account allocations at the time of annuitization) except when a joint life payout is required by law. Under any option providing for guaranteed period payouts, the number of payouts which remain unpaid at the date of the Annuitant's death (or surviving Annuitant's death in case of joint life Annuity) will be paid to you or your Beneficiary as payouts become due after we are in receipt of:

 o proof, satisfactory to us, of the death;
 o written authorization for payment; and
 o all claim forms, fully completed.


Variable Annuity Payouts

Variable Annuity Payouts will be determined using:
 o The Contract Value on the Annuity Commencement Date, less applicable premium taxes;
 o The annuity tables contained in the contract;
 o The annuity option selected; and
 o The investment performance of the fund(s) selected.

To determine the amount of payouts, we make this calculation:

1.Determine the dollar amount of the first periodic payout; then

2.Credit the contract with a fixed number of Annuity Units equal to the first periodic payout divided by the Annuity Unit value; and

3.Calculate the value of the Annuity Units each period thereafter.

Annuity Payouts assume an investment return of 3%, 4%, or 5% per year, as applied to the applicable mortality table. You may choose your assumed interest rate at the time you elect a variable Annuity Payout on the administrative form provided by us. The higher the assumed interest rate you choose, the higher your initial annuity payment will be. The amount of each payout after the initial payout will depend upon how the underlying fund(s) perform, relative to the assumed rate. If the actual net investment rate (annualized) exceeds the assumed rate, the payment will increase at a rate proportional to the amount of such excess. Conversely, if the actual rate is less than the assumed rate, annuity payments will decrease. The higher the assumed interest rate, the less likely future annuity payments are to increase, or the payments will increase more slowly than if a lower assumed rate was used. There is a more complete explanation of this calculation in the SAI.


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Fixed Side of the Contract

Purchase Payments and Contract Value allocated to the fixed side of the contract become part of our general account, and do not participate in the investment experience of the VAA. The general account is subject to regulation and supervision by the New York State Department of Financial Services as well as the insurance laws and regulations of the jurisdictions in which the contracts are distributed.

In reliance on certain exemptions, exclusions and rules, we have not registered interests in the general account as a security under the Securities Act of 1933 and have not registered the general account as an investment company under the 1940 Act. Accordingly, neither the general account nor any interests in it are regulated under the 1933 Act or the 1940 Act. We have been advised that the staff of the SEC has not made a review of the disclosures which are included in this prospectus which relate to our general account and to the fixed account under the contract. These disclosures, however, may be subject to certain provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses. This prospectus is generally intended to serve as a disclosure document only for aspects of the contract involving the VAA, and therefore contains only selected information regarding the fixed side of the contract. Complete details regarding the fixed side of the contract are in the contract.

We guarantee an annual effective interest rate of not less than 1.50% per year on amounts held in a fixed account.

ANY INTEREST IN EXCESS OF 1.50% (OR THE GUARANTEED MINIMUM INTEREST RATE STATED IN YOUR CONTRACT) WILL BE DECLARED IN ADVANCE AT OUR SOLE DISCRETION. CONTRACTOWNERS BEAR THE RISK THAT NO INTEREST IN EXCESS OF THE MINIMUM INTEREST RATE WILL BE DECLARED.

Your contract may not offer a fixed account or if permitted by your contract, we may discontinue accepting Purchase Payments or transfers into the fixed side of the contract at any time. At this time, the fixed account is available for dollar cost averaging only. Please contact your registered representative for further information.


Small Contract Surrenders

We may surrender your contract, in accordance with New York law if:
 o your Contract Value drops below certain state specified minimum amounts ($2,000 or less) for any reason, including if your Contract Value decreases due to the performance of the Subaccounts you selected;
 o no Purchase Payments have been received for three (3) full, consecutive Contract Years; and
 o the annuity benefit at the Annuity Commencement Date would be less than $20.00 per month.


At least 60 days before we surrender your contract, we will send you a letter at your last address we have on file, to inform you that your contract will be surrendered. You will have the opportunity to make additional Purchase Payments to bring your Contract Value above the minimum level to avoid surrender. If we surrender your contract, we will not assess any surrender charge. We will not surrender your contract if you are receiving guaranteed payments from us under one of the Living Benefit Riders.



Delay of Payments

Contract proceeds from the VAA will be paid within seven days, except:
 o when the NYSE is closed (other than weekends and holidays);
 o times when market trading is restricted or the SEC declares an emergency, and we cannot value units or the funds cannot redeem shares; or
 o when the SEC so orders to protect Contractowners.

If, pursuant to SEC rules, an underlying money market fund suspends payment of redemption proceeds in connection with a liquidation of the fund, we will delay payment of any transfer, partial withdrawal, surrender, loan, or Death Benefit from the money market sub-account until the fund is liquidated. Payment of contract proceeds from the fixed account may be delayed for up to six months.


Due to federal laws designed to counter terrorism and prevent money laundering by criminals, we may be required to reject a Purchase Payment and/or deny payment of a request for transfers, withdrawals, surrenders, or Death Benefits, until instructions are received from the appropriate regulator. We also may be required to provide additional information about a Contractowner's account to government regulators.



Reinvestment Privilege

You may elect to make a reinvestment purchase with any part of the proceeds of a surrender/withdrawal and we will recredit that portion of the surrender/withdrawal charges attributable to the amount returned.

This election must be made by your written authorization to us on an approved Lincoln reinvestment form and received in our Servicing Office within 30 days of the date of the surrender/withdrawal, and the repurchase must be of a contract covered by this prospectus. In the case of a qualified retirement plan, a representation must be made that the proceeds being used to make the purchase have retained their tax-favored status under an arrangement for which the contracts offered by this prospectus are designed. The number


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of Accumulation Units which will be credited when the proceeds are reinvested will be based on the value of the Accumulation Unit(s) on the next Valuation Date. This computation will occur following receipt of the proceeds and request for reinvestment at the Servicing Office. You may utilize the reinvestment privilege only once. For tax reporting purposes, we will treat a surrender/withdrawal and a subsequent reinvestment purchase as separate transactions (and a Form 1099 may be issued, if applicable). Any taxable distribution that is reinvested may still be reported as taxable. You should consult a tax adviser before you request a surrender/withdrawal or subsequent reinvestment purchase.


Amendment of Contract

We reserve the right to amend the contract to meet the requirements of the 1940 Act or other applicable federal or state laws or regulations. You will be notified in writing of any changes, modifications or waivers. Any changes are subject to prior approval of your state's insurance department (if required).



Distribution of the Contracts

Lincoln Financial Distributors, Inc. ("LFD") serves as Principal Underwriter of this contract. LFD is affiliated with Lincoln Life and is registered as a broker-dealer with the SEC under the Securities Exchange Act of 1934 and is a member of FINRA. While this contract is only sold by a limited number of broker-dealers, we do make payments to other broker-dealers for the sale of other contracts. The Principal Underwriter has entered into selling agreements with broker-dealers that are unaffiliated with us ("Selling Firms"). While the Principal Underwriter has the legal authority to make payments to broker-dealers which have entered into selling agreements, we will make such payments on behalf of the Principal Underwriter in compliance with appropriate regulations. We also pay on behalf of LFD certain of its operating expenses related to the distribution of this and other of our contracts. The Principal Underwriter may also offer "non-cash compensation", as defined under FINRA's rules, which includes among other things, merchandise, gifts, marketing support, sponsorships, seminars, entertainment and travel expenses. You may ask your registered representative how he/she will personally be compensated, in whole or in part, for the sale of the contract to you or for any alternative proposal that may have been presented to you. You may wish to take such compensation payments into account when considering and evaluating any recommendation made to you in connection with the purchase of a contract. The following paragraphs describe how payments are made by us and the Principal Underwriter to various parties.


Compensation Paid to Unaffiliated Selling Firms. The Principal Underwriter pays commissions to all Selling Firms. The maximum commission the Principal Underwriter pays to Selling Firms is 5.25% of Purchase Payments. Some Selling Firms may elect to receive a lower commission when a purchase payment is made along with an earlier quarterly payment based on contract value for so long as the contract remains in effect. Upon annuitization, the maximum commission the Principal Underwriter pays to Selling Firms is 5.25% of annuitized value and/or ongoing annual compensation of up to 0.40% of annuity value or statutory reserves. LFD also acts as wholesaler of the contracts and performs certain marketing and other functions in support of the distribution and servicing of the contracts.

LFD may pay certain Selling Firms or their affiliates additional amounts for, among other things: (1) "preferred product" treatment of the contracts in their marketing programs, which may include marketing services and increased access to sales representatives; (2) sales promotions relating to the contracts; (3) costs associated with sales conferences and educational seminars for their sales representatives; (4) other sales expenses incurred by them; and (5) inclusion in the financial products the Selling Firm offers. Lincoln Life may provide loans to broker-dealers or their affiliates to help finance marketing and distribution of the contracts, and those loans may be forgiven if aggregate sales goals are met. In addition, we may provide staffing or other administrative support and services to broker-dealers who distribute the contracts. LFD, as wholesaler, may make bonus payments to certain Selling Firms based on aggregate sales of our variable insurance contracts (including the contracts) or persistency standards. These additional payments are not offered to all Selling Firms, and the terms of any particular agreement governing the payments may vary among Selling Firms.


These additional types of compensation are not offered to all Selling Firms. The terms of any particular agreement governing compensation may vary among Selling Firms and the amounts may be significant. The prospect of receiving, or the receipt of, additional compensation may provide Selling Firms and/or their registered representatives with an incentive to favor sales of the contracts over other variable annuity contracts (or other investments) with respect to which a Selling Firm does not receive additional compensation, or lower levels of additional compensation. You may wish to take such payment arrangements into account when considering and evaluating any recommendation relating to the contracts. Additional information relating to compensation paid in 2013 is contained in the SAI.

Compensation Paid to Other Parties. Depending on the particular selling arrangements, there may be others whom LFD compensates for the distribution activities. For example, LFD may compensate certain "wholesalers", who control access to certain selling offices, for access to those offices or for referrals, and that compensation may be separate from the compensation paid for sales of the contracts. LFD may compensate marketing organizations, associations, brokers or consultants which provide marketing assistance and other services to broker-dealers who distribute the contracts, and which may be affiliated with those broker-dealers. Commissions and other incentives or payments described above are not charged directly to Contractowners or the Separate Account. All compensation is paid from our resources, which include fees and charges imposed on your contract.



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Contractowner Questions

The obligations to purchasers under the contracts are those of Lincoln New York. This prospectus provides a general description of the material features of the contract. Questions about your contract should be directed to us at 1-888-868-2583.



Federal Tax Matters

Introduction
The Federal income tax treatment of the contract is complex and sometimes uncertain. The Federal income tax rules may vary with your particular circumstances. This discussion does not include all the Federal income tax rules that may affect you and your contract. This discussion also does not address other Federal tax consequences (including consequences of sales to foreign individuals or entities), or state or local tax consequences, associated with the contract. As a result, you should always consult a tax adviser about the application of tax rules found in the Internal Revenue Code ("Code"), Treasury Regulations and applicable IRS guidance to your individual situation.


Nonqualified Annuities

This part of the discussion describes some of the Federal income tax rules applicable to nonqualified annuities. A nonqualified annuity is a contract not issued in connection with a qualified retirement plan, such as an IRA or a section 403(b) plan, receiving special tax treatment under the Code. We may not offer nonqualified annuities for all of our annuity products.


Tax Deferral On Earnings

Under the Code, you are generally not subject to tax on any increase in your Contract Value until you receive a contract distribution. However, for this general rule to apply, certain requirements must be satisfied:
 o An individual must own the contract (or the Code must treat the contract as owned by an individual).
 o The investments of the VAA must be "adequately diversified" in accordance with Treasury regulations.
 o Your right to choose particular investments for a contract must be limited.
 o The Annuity Commencement Date must not occur near the end of the Annuitant's life expectancy.


Contracts Not Owned By An Individual

If a contract is owned by an entity (rather than an individual) the Code generally does not treat it as an annuity contract for Federal income tax purposes. This means that the entity owning the contract pays tax currently on the excess of the Contract Value over the Purchase Payments for the contract. Examples of contracts where the owner pays current tax on the contract's earnings, Bonus Credits and Persistency Credits, if applicable, are contracts issued to a corporation or a trust. Some exceptions to the rule are:
 o Contracts in which the named owner is a trust or other entity that holds the contract as an agent for an individual; however, this exception does not apply in the case of any employer that owns a contract to provide deferred compensation for its employees;
 o Immediate annuity contracts, purchased with a single premium, when the annuity starting date is no later than a year from purchase and substantially equal periodic payments are made, not less frequently than annually, during the Annuity Payout period;
 o Contracts acquired by an estate of a decedent;
 o Certain qualified contracts;
 o Contracts purchased by employers upon the termination of certain qualified plans; and
 o Certain contracts used in connection with structured settlement agreements.


Investments In The VAA Must Be Diversified

For a contract to be treated as an annuity for Federal income tax purposes, the investments of the VAA must be "adequately diversified." Treasury regulations define standards for determining whether the investments of the VAA are adequately diversified. If the VAA fails to comply with these diversification standards, you could be required to pay tax currently on the excess of the Contract Value over the contract Purchase Payments. Although we do not control the investments of the underlying investment options, we expect that the underlying investment options will comply with the Treasury regulations so that the VAA will be considered "adequately diversified."


Restrictions

The Code limits your right to choose particular investments for the contract. Because the IRS has issued little guidance specifying those limits, the limits are uncertain and your right to allocate Contract Values among the Subaccounts may exceed those limits. If so, you would be treated as the owner of the assets of the VAA and thus subject to current taxation on the income, Bonus Credits, Persistency Credits and gains, if applicable, from those assets. We do not know what limits may be set by the IRS in any guidance that it


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may issue and whether any such limits will apply to existing contracts. We reserve the right to modify the contract without your consent in an attempt to prevent you from being considered as the owner of the assets of the VAA for purposes of the Code.



Loss Of Interest Deduction

After June 8, 1997, if a contract is issued to a taxpayer that is not an individual, or if a contract is held for the benefit of an entity, the entity may lose a portion of its deduction for otherwise deductible interest expenses. However, this rule does not apply to a contract owned by an entity engaged in a trade or business that covers the life of one individual who is either (i) a 20% Owner of the entity, or (ii) an officer, director, or employee of the trade or business, at the time first covered by the contract. This rule also does not apply to a contract owned by an entity engaged in a trade or business that covers the joint lives of the 20% Owner or the entity and the Owner's spouse at the time first covered by the contract.


Age At Which Annuity Payouts Begin

The Code does not expressly identify a particular age by which Annuity Payouts must begin. However, those rules do require that an annuity contract provide for amortization, through Annuity Payouts, of the contract's Purchase Payments, Bonus Credits, Persistency Credits and earnings. If Annuity Payouts under the contract begin or are scheduled to begin on a date past the Annuitant's 85th birthday, it is possible that the contract will not be treated as an annuity for purposes of the Code. In that event, you would be currently taxed on the excess of the Contract Value over the Purchase Payments of the contract.


Tax Treatment Of Payments

We make no guarantees regarding the tax treatment of any contract or of any transaction involving a contract. However, the rest of this discussion assumes that your contract will be treated as an annuity under the Code and that any increase in your Contract Value will not be taxed until there is a distribution from your contract.


Taxation Of Withdrawals And Surrenders


You will pay tax on withdrawals to the extent your Contract Value exceeds your Purchase Payments in the contract. This income (and all other income from your contract) is considered ordinary income (and does not receive capital gains treatment and is not qualified dividend income). A higher rate of tax is paid on ordinary income than on capital gains. You will pay tax on a surrender to the extent the amount you receive exceeds your Purchase Payments. In certain circumstances, your Purchase Payments are reduced by amounts received from your contract that were not included in income. Surrender and reinstatement of your contract will generally be taxed as a withdrawal. If your contract has a Living Benefit Rider, and if the guaranteed amount under that rider immediately before a withdrawal exceeds your Contract Value, the Code may require that you include those additional amounts in your income. Please consult your tax adviser.



Taxation Of Annuity Payouts, Including Regular Income Payments

The Code imposes tax on a portion of each Annuity Payout (at ordinary income tax rates) and treats a portion as a nontaxable return of your Purchase Payments in the contract. We will notify you annually of the taxable amount of your Annuity Payout. Once you have recovered the total amount of the Purchase Payment in the contract, you will pay tax on the full amount of your Annuity Payouts. If Annuity Payouts end because of the Annuitant's death and before the total amount in the contract has been distributed, the amount not received will generally be deductible. If withdrawals, other than Regular Income Payments, are taken from i4LIFE (Reg. TM) Advantage during the Access Period, they are taxed subject to an exclusion ratio that is determined based on the amount of the payment.


Taxation Of Death Benefits

We may distribute amounts from your contract because of the death of a Contractowner or an Annuitant. The tax treatment of these amounts depends on whether the Contractowner or the Annuitant dies before or after the Annuity Commencement Date.

Death prior to the Annuity Commencement Date:
 o If the Beneficiary receives Death Benefits under an Annuity Payout option, they are taxed in the same manner as Annuity Payouts.
 o If the Beneficiary does not receive Death Benefits under an Annuity Payout option, they are taxed in the same manner as a withdrawal.

Death after the Annuity Commencement Date:
 o If Death Benefits are received in accordance with the existing Annuity Payout option following the death of a Contractowner who is not the Annuitant, they are excludible from income in the same manner as the Annuity Payout prior to the death of the Contractowner.
 o If Death Benefits are received in accordance with the existing Annuity Payout option following the death of the Annuitant (whether or not the Annuitant is also the Contractowner), the Death Benefits are excludible from income if they do not exceed the Purchase Payments not yet distributed from the contract. All Annuity Payouts in excess of the Purchase Payments not previously received are includible in income.


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 o If Death Benefits are received in a lump sum, the Code imposes tax on the amount of Death Benefits which exceeds the amount of Purchase Payments not previously received.


Penalty Taxes Payable On Withdrawals, Surrenders, Or Annuity Payouts

The Code may impose a 10% penalty tax on any distribution from your contract which you must include in your gross income. The 10% penalty tax does not apply if one of several exceptions exists. These exceptions include withdrawals, surrenders, or Annuity Payouts that:
 o you receive on or after you reach 591/2,
 o you receive because you became disabled (as defined in the Code),
 o you receive from an immediate annuity,
 o a Beneficiary receives on or after your death, or
 o you receive as a series of substantially equal periodic payments based on your life or life expectancy (non-natural owners holding as agent for an individual do not qualify).


Unearned Income Medicare Contribution

Congress enacted the "Unearned Income Medicare Contribution" as a part of the Health Care and Education Reconciliation Act of 2010. This new tax, which affects individuals whose modified adjusted gross income exceeds certain thresholds, is a 3.8% tax on the lesser of (i) the individual's "unearned income", or (ii) the dollar amount by which the individual's modified adjusted gross income exceeds the applicable threshold. Unearned income includes the taxable portion of distributions that you take from your annuity contract. The tax is effective for tax years after December 31, 2012. If you take a distribution from your contract that may be subject to the tax, we will include a Distribution Code "D" in Box 7 of the Form 1099-R issued to report the distribution. Please consult your tax advisor to determine whether your annuity distributions are subject to this tax.


Special Rules If You Own More Than One Annuity Contract

In certain circumstances, you must combine some or all of the nonqualified annuity contracts you own in order to determine the amount of an Annuity Payout, a surrender, or a withdrawal that you must include in income. For example, if you purchase two or more deferred annuity contracts from the same life insurance company (or its affiliates) during any calendar year, the Code treats all such contracts as one contract. Treating two or more contracts as one contract could affect the amount of a surrender, a withdrawal or an Annuity Payout that you must include in income and the amount that might be subject to the penalty tax described previously.


Loans and Assignments

Except for certain qualified contracts, the Code treats any amount received as a loan under your contract, and any assignment or pledge (or agreement to assign or pledge) of any portion of your Contract Value, as a withdrawal of such amount or portion.


Gifting A Contract

If you transfer ownership of your contract to a person other than to your spouse (or to your former spouse incident to divorce), and receive a payment less than your Contract's Value, you will pay tax on your Contract Value to the extent it exceeds your Purchase Payments not previously received. The new owner's Purchase Payments in the contract would then be increased to reflect the amount included in income.


Charges for Additional Benefits

Your contract automatically includes a basic Death Benefit and may include other optional riders. Certain enhancements to the basic Death Benefit may also be available to you. The cost of the basic Death Benefit and any additional benefit are deducted from your contract. It is possible that the tax law may treat all or a portion of the Death Benefit and other optional rider charges, if any, as a contract withdrawal.



Special Considerations for Same-Sex Spouses

The U.S. Supreme Court recently held same-sex spouses who have been married under state law will now be treated as spouses for purposes of federal law. You are strongly encouraged to consult a tax advisor before electing spousal rights under the contract.



Qualified Retirement Plans

We also designed the contracts for use in connection with certain types of retirement plans that receive favorable treatment under the Code. Contracts issued to or in connection with a qualified retirement plan are called "qualified contracts." We issue contracts for use with various types of qualified retirement plans. The Federal income tax rules applicable to those plans are complex and varied. As a result, this prospectus does not attempt to provide more than general information about the use of the contract with the various types of qualified retirement plans. Persons planning to use the contract in connection with a qualified retirement plan should obtain advice from a competent tax adviser.


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Types of Qualified Contracts and Terms of Contracts

Qualified retirement plans may include the following:
 o Individual Retirement Accounts and Annuities ("Traditional IRAs")
 o Roth IRAs
 o Traditional IRA that is part of a Simplified Employee Pension Plan ("SEP")
 o SIMPLE 401(k) plans (Savings Incentive Matched Plan for Employees)
 o 401(a) / (k) plans (qualified corporate employee pension and profit-sharing plans)
 o 403(a) plans (qualified annuity plans)
 o 403(b) plans (public school system and tax-exempt organization annuity plans)
 o H.R. 10 or Keogh Plans (self-employed individual plans)
 o 457(b) plans (deferred compensation plans for state and local governments and tax-exempt organizations)


Our individual variable annuity products are not available for use with any of the foregoing qualified retirement plan accounts, with the exception of Traditional IRA, SEP IRA, and Roth IRA arrangements. We will amend contracts to be used with a qualified retirement plan as generally necessary to conform to the Code's requirements for the type of plan. However, the rights of a person to any qualified retirement plan benefits may be subject to the plan's terms and conditions, regardless of the contract's terms and conditions. In addition, we are not bound by the terms and conditions of qualified retirement plans to the extent such terms and conditions contradict the contract, unless we consent.



Tax Treatment of Qualified Contracts

The Federal income tax rules applicable to qualified retirement plans and qualified contracts vary with the type of plan and contract. For example:
 o Federal tax rules limit the amount of Purchase Payments that can be made, and the tax deduction or exclusion that may be allowed for the Purchase Payments. These limits vary depending on the type of qualified retirement plan and the participant's specific circumstances (e.g., the participant's compensation).
 o Minimum annual distributions are required under some qualified retirement plans once you reach age 701/2 or retire, if later as described below.
 o Loans are allowed under certain types of qualified retirement plans, but Federal income tax rules prohibit loans under other types of qualified retirement plans. For example, Federal income tax rules permit loans under some section 403(b) plans, but prohibit loans under Traditional and Roth IRAs. If allowed, loans are subject to a variety of limitations, including restrictions as to the loan amount, the loan's duration, the rate of interest, and the manner of repayment. Your contract or plan may not permit loans.

Please note that qualified retirement plans such as 403(b) plans, 401(k) plans and IRAs generally defer taxation of contributions and earnings until distribution. As such, an annuity does not provide any additional tax deferral benefit beyond the qualified retirement plan itself.


Tax Treatment of Payments

The Federal income tax rules generally include distributions from a qualified contract in the participant's income as ordinary income. These taxable distributions will include Purchase Payments that were deductible or excludible from income. Thus, under many qualified contracts, the total amount received is included in income since a deduction or exclusion from income was taken for Purchase Payments. There are exceptions. For example, you do not include amounts received from a Roth IRA in income if certain conditions are satisfied.



Required Minimum Distributions

Under most qualified plans, you must begin receiving payments from the contract in certain minimum amounts by April 1 of the year following the year you attain age 70 1/2 or retire, if later. You are required to take distributions from your traditional IRAs by April 1 of the year following the year you reach age 70 1/2. If you own a Roth IRA, you are not required to receive minimum distributions from your Roth IRA during your life.

Failure to comply with the minimum distribution rules applicable to certain qualified plans, such as Traditional IRAs, will result in the imposition of an excise tax. This excise tax equals 50% of the amount by which a minimum required distribution exceeds the actual distribution from the qualified plan.


Treasury regulations applicable to required minimum distributions include a rule that may impact the distribution method you have chosen and the amount of your distributions. Under these regulations, the presence of an enhanced Death Benefit, or other benefit which could provide additional value to your contract, may require you to take additional distributions. An enhanced Death Benefit is any Death Benefit that has the potential to pay more than the Contract Value or a return of Purchase Payments. Annuity contracts inside Custodial or Trusteed IRAs will also be subject to these regulations. Please contact your tax adviser regarding any tax ramifications.

Federal Penalty Tax on Early Distributions from Qualified Retirement Plans

The Code may impose a 10% penalty tax on an early distribution from a qualified contract that must be included in income. The Code does not impose the penalty tax if one of several exceptions applies. The exceptions vary depending on the type of qualified contract you purchase. For example, in the case of an IRA, the 10% penalty tax will not apply to any of the following withdrawals, surrenders, or Annuity Payouts:
 o Distribution received on or after the Annuitant reaches 591/2
 o Distribution received on or after the Annuitant's death or because of the Annuitant's disability (as defined in the Code)
 o Distribution received as a series of substantially equal periodic payments based on the Annuitant's life (or life expectancy), or
 o Distribution received as reimbursement for certain amounts paid for medical care.

These exceptions, as well as certain others not described here, generally apply to taxable distributions from other qualified retirement plans. However, the specific requirements of the exception may vary.


Unearned Income Medicare Contribution

Congress enacted the "Unearned Income Medicare Contribution" as a part of the Health Care and Education Reconciliation Act of 2010. This new tax, which affects individuals whose modified adjusted gross income exceeds certain thresholds, is a 3.8% tax on the lesser of (i) the individual's "unearned income", or (ii) the dollar amount by which the individual's modified adjusted gross income exceeds the applicable threshold. Distributions that you take from your contract are not included in the calculation of unearned income because your contract is qualified plan contract. However, the amount of any such distribution is included in determining whether you exceed the modified adjusted gross income threshold. The tax is effective for tax years after December 31, 2012. Please consult your tax advisor to determine whether your annuity distributions are subject to this tax.


Transfers and Direct Rollovers

As a result of Economic Growth and Tax Relief Reconciliation Act of 2001 (EGTRRA), you may be able to move funds between different types of qualified plans, such as 403(b) and 457(b) governmental plans, by means of a rollover or transfer. You may be able to rollover or transfer amounts between qualified plans and traditional IRAs. These rules do not apply to Roth IRAs and 457(b) non-governmental tax-exempt plans. The Pension Protection Act of 2006 (PPA) permits direct conversions from certain qualified, 403(b) or 457(b) plans to Roth IRAs (effective for distributions after 2007). There are special rules that apply to rollovers, direct rollovers and transfers (including rollovers or transfers of after-tax amounts). If the applicable rules are not followed, you may incur adverse Federal income tax consequences, including paying taxes which you might not otherwise have had to pay. Before we send a rollover distribution, we will provide a notice explaining tax withholding requirements (see Federal Income Tax Withholding). We are not required to send you such notice for your IRA. You should always consult your tax adviser before you move or attempt to move any funds.


The IRS issued Announcement 2014-15 following the Tax Court's decision in Bobrow v. Commissioner, T.C. Memo. 2014-21. In the Announcement, the IRS stated its intent to apply the one-rollover-per-year limitation of 408(d)(3)(B) on an aggregate basis to all IRAs that an individual owns. This means that an individual cannot make a tax-free IRA-to-IRA rollover if he or she has made such a rollover involving any of the individual's IRAs in the current tax year. If an intended rollover does not qualify for tax-free rollover treatment, contributions to your IRA may constitute excess contributions that may exceed contribution limits. This one-rollover-per-year limitation does not apply to direct trustee-to-trustee transfers.



Death Benefit and IRAs

Pursuant to IRS regulations, IRAs may not invest in life insurance contracts. We do not believe that these regulations prohibit the Death Benefit from being provided under the contract when we issue the contract as a Traditional or Roth IRA. However, the law is unclear and it is possible that the presence of the Death Benefit under a contract issued as a Traditional or Roth IRA could result in increased taxes to you. Certain Death Benefit options may not be available for all of our products.


Federal Income Tax Withholding

We will withhold and remit to the IRS a part of the taxable portion of each distribution made under a contract unless you notify us prior to the distribution that tax is not to be withheld. In certain circumstances, Federal income tax rules may require us to withhold tax. At the time a withdrawal, surrender, or Annuity Payout is requested, we will give you an explanation of the withholding requirements.

Certain payments from your contract may be considered eligible rollover distributions (even if such payments are not being rolled over). Such distributions may be subject to special tax withholding requirements. The Federal income tax withholding rules require that we withhold 20% of the eligible rollover distribution from the payment amount, unless you elect to have the amount directly transferred to certain qualified plans or contracts. The IRS requires that tax be withheld, even if you have requested otherwise. Such tax withholding requirements are generally applicable to 401(a), 403(a) or
(b), HR 10, and 457(b) governmental plans and contracts used in connection with these types of plans.

Our Tax Status

Under the Code, we are not required to pay tax on investment income and realized capital gains of the VAA. We do not expect that we will incur any Federal income tax liability on the income and gains earned by the VAA. However, the Company does expect, to the extent permitted under the Code, to claim the benefit of the foreign tax credit as the owner of the assets of the VAA. Therefore, we do not impose a charge for Federal income taxes. If there are any changes in the Code that require us to pay tax on some or all of the income and gains earned by the VAA, we may impose a charge against the VAA to pay the taxes.


Changes in the Law

The above discussion is based on the Code, IRS regulations, and interpretations existing on the date of this prospectus. However, Congress, the IRS, and the courts may modify these authorities, sometimes retroactively.



Additional Information

Voting Rights
As required by law, we will vote the fund shares held in the VAA at meetings of the shareholders of the funds. The voting will be done according to the instructions of Contractowners who have interests in any Subaccounts which invest in classes of the funds. If the 1940 Act or any regulation under it should be amended or if present interpretations should change, and if as a result we determine that we are permitted to vote the fund shares in our own right, we may elect to do so.

The number of votes which you have the right to cast will be determined by applying your percentage interest in a Subaccount to the total number of votes attributable to the Subaccount. In determining the number of votes, fractional shares will be recognized.

Each underlying fund is subject to the laws of the state in which it is organized concerning, among other things, the matters which are subject to a shareholder vote, the number of shares which must be present in person or by proxy at a meeting of shareholders (a "quorum"), and the percentage of such shares present in person or by proxy which must vote in favor of matters presented. Because shares of the underlying fund held in the VAA are owned by us, and because under the 1940 Act we will vote all such shares in the same proportion as the voting instruction which we receive, it is important that each Contractowner provide their voting instructions to us. Even though Contractowners may choose not to provide voting instruction, the shares of a fund to which such Contractowners would have been entitled to provide voting instruction will, subject to fair representation requirements, be voted by us in the same proportion as the voting instruction which we actually receive. As a result, the instruction of a small number of Contractowners could determine the outcome of matters subject to shareholder vote. All shares voted by us will be counted when the underlying fund determines whether any requirement for a minimum number of shares be present at such a meeting to satisfy a quorum requirement has been met. Voting instructions to abstain on any item to be voted on will be applied on a pro-rata basis to reduce the number of votes eligible to be cast.

Whenever a shareholders meeting is called, we will provide or make available to each person having a voting interest in a Subaccount proxy voting material, reports and other materials relating to the funds. Since the funds engage in shared funding, other persons or entities besides Lincoln New York may vote fund shares. See Investments of the Variable Annuity Account - Fund Shares.


Return Privilege


Within the free-look period after you receive the contract, you may cancel it for any reason by delivering or mailing it postage prepaid, to Lincoln Life & Annuity Company of New York at PO Box 2348, Fort Wayne, IN 46801-2348. A contract canceled under this provision will be void. Except as explained in the following paragraph, we will return the Contract Value as of the Valuation Date on which we receive the cancellation request, plus any premium taxes which had been deducted. No applicable surrender charges or Premium Based Charges will apply. A purchaser who participates in the VAA is subject to the risk of a market loss on the Contract Value during the free-look period.


IRA purchasers will receive the greater of Purchase Payments or Contract Value as of the Valuation Date on which we receive the cancellation request.


State Regulation

As a life insurance company organized and operated under New York law, we are subject to provisions governing life insurers and to regulation by the New York Superintendent of Insurance. Our books and accounts are subject to review and examination by the New York State Department of Financial Services at all times. A full examination of our operations is conducted by that Department at least every five years.

Records and Reports

As presently required by the 1940 Act and applicable regulations, we are responsible for maintaining all records and accounts relating to the VAA. We have entered into an agreement with The Bank of New York Mellon, One Mellon Bank Center, 500 Grant Street, Pittsburgh, Pennsylvania, 15258, to provide accounting services to the VAA. We will mail to you, at your last known address of record at the Servicing Office, at least semi-annually after the first Contract Year, reports containing information required by that Act or any other applicable law or regulation. Administrative services necessary for the operations of the VAA and the contracts are currently provided by Lincoln Life. However, neither the assets of Lincoln Life nor the assets of LNC support the obligation of Lincoln New York under the contracts.


A written confirmation of each transaction will be mailed to you on the next Valuation Date, except for the following transactions, which are mailed quarterly:
 o deduction of the account fee and rider charges;
 o crediting of persistency credits, if applicable;
 o any rebalancing event under Investment Requirements or the portfolio rebalancing service; and
 o any transfer or withdrawal under dollar cost averaging, AWS, or the cross-reinvestment service.



Other Information

You may elect to receive your prospectus, prospectus supplements, quarterly statements, and annual and semiannual reports electronically over the Internet, if you have an e-mail account and access to an Internet browser. Once you select eDelivery, via the Internet Service Center, all documents available in electronic format will no longer be sent to you in hard copy. You will receive an e-mail notification when the documents become available online. It is your responsibility to provide us with your current e-mail address. You can resume paper mailings at any time without cost, by updating your profile at the Internet Service Center, or contacting us. To learn more about this service, please log on to www.LincolnFinancial.com, select service centers and continue on through the Internet Service Center.



Legal Proceedings
In the ordinary course of its business and otherwise, the Company and its subsidiaries or its separate accounts and Principal Underwriter may become or are involved in various pending or threatened legal proceedings, including purported class actions, arising from the conduct of its business. In some instances, the proceedings include claims for unspecified or substantial punitive damages and similar types of relief in addition to amounts for alleged contractual liability or requests for equitable relief.


After consultation with legal counsel and a review of available facts, it is management's opinion that the proceedings, after consideration of any reserves and rights to indemnification, ultimately will be resolved without materially affecting the consolidated financial position of the Company and its subsidiaries, or the financial position of its separate accounts or Principal Underwriter. However, given the large and indeterminate amounts sought in certain of these proceedings and the inherent difficulty in predicting the outcome of such legal proceedings, it is possible that an adverse outcome in certain matters could be material to the Company's operating results for any particular reporting period. Please refer to the Statement of Additional Information for possible additional information regarding Legal Proceedings.

Contents of the Statement of Additional Information (SAI) for Lincoln New York Account N for Variable Annuities




Item
Special Terms
Services
Principal Underwriter
Purchase of Securities Being Offered
Interest Adjustment Example
Annuity Payouts
Examples of Regular Income Payment
Calculations
Determination of Accumulation and Annuity Unit
Value
Capital Markets
Advertising & Ratings
More About the S&P 500 Index
Unclaimed Property
Additional Services
Other Information
Financial Statements


For a free copy of the SAI complete the form below.










                Statement of Additional Information Request Card

                          Lincoln ChoicePlus FusionSM

               Lincoln New York Account N for Variable Annuities









   .

Please send me a free copy of the current Statement of Additional Information for Lincoln New York Account N for Variable Annuities Lincoln ChoicePlus FusionSM.



                                 (Please Print)


Name: -------------------------------------------------------------------------






Address: ----------------------------------------------------------------------














City --------------------------------------------------- State ---------
Zip ---------


Mail to Lincoln Life & Annuity Company of New York, PO Box 2348, Fort Wayne, IN 46801-2348.

Appendix A - Condensed Financial Information

Accumulation Unit Values
The following information relates to Accumulation Unit values and Accumulation Units for funds in the periods ended December 31. It should be read along with the VAA's financial statement and notes which are included in the SAI.



                      with EGMDB                           with GOP                         Acct Value DB
          ---------------------------------- ------------------------------------ ----------------------------------
           Accumulation Unit                   Accumulation Unit                   Accumulation Unit
                 value                               value                               value
          --------------------   Number of   ----------------------   Number of   --------------------   Number of
           Beginning   End of   Accumulation  Beginning    End of    Accumulation  Beginning   End of   Accumulation
           of period   period      Units      of period    period       Units      of period   period      Units
          ----------- -------- ------------- ----------- ---------- ------------- ----------- -------- -------------
ABVPSF Global Thematic Growth
2012  .   N/A           N/A         N/A          N/A         N/A         N/A         N/A        N/A         N/A
2013  .   N/A           N/A         N/A          N/A         N/A         N/A         N/A        N/A         N/A
--------- ------      ------        ---          --          --          ---        ------    ------        --------
ABVPSF International Value(1)
2012  .   N/A           N/A         N/A          N/A         N/A         N/A         N/A        N/A         N/A
2013  .   N/A           N/A         N/A          N/A         N/A         N/A         N/A        N/A         N/A
--------- ------      ------        ---          --          --          ---        ------    ------        --------
ABVPSF Small/Mid Cap Value
2012  .   N/A           N/A         N/A          N/A         N/A         N/A         N/A        N/A         N/A
2013  .   N/A           N/A         N/A          N/A         N/A         N/A         N/A        N/A         N/A
--------- ------      ------        ---          --          --          ---        ------    ------        --------
American Funds Global Growth
2012  .   N/A           N/A         N/A         11.418     11.735          1*        N/A        N/A         N/A
2013  .   N/A           N/A         N/A         11.735     15.031          4         N/A        N/A         N/A
--------- ------      ------        ---         ------     ------        ---        ------    ------        --------
American Funds Global Small Capitalization
2012  .   10.478      11.364          1*         9.524     10.384          2        10.939    11.239          1*
2013  .   11.364      14.418          3         10.384     13.208          6         N/A        N/A         N/A
--------- ------      ------        ---         ------     ------        ---        ------    ------        ---
American Funds Growth
2012  .   N/A           N/A         N/A         11.427     11.462          1*        N/A        N/A         N/A
2013  .   N/A           N/A         N/A         11.462     14.787          4         N/A        N/A         N/A
--------- ------      ------        ---         ------     ------        ---        ------    ------        ---
American Funds Growth-Income
2012  .   10.851      11.223          6         11.546     11.982          3        12.437    12.560          1*
2013  .   11.223      14.818         10         11.982     15.861         10         N/A        N/A         N/A
--------- ------      ------        ---         ------     ------        ---        ------    ------        ---
American Funds International
2012  .   10.001      10.855          4          9.920     10.811          3        11.729    11.835          1*
2013  .   10.855      13.060          8         10.811     13.039         10         N/A        N/A         N/A
--------- ------      ------        ---         ------     ------        ---        ------    ------        ---
BlackRock Global Allocation V.I.
2012  .   12.889      13.066          1*         N/A         N/A         N/A         N/A        N/A         N/A
2013  .   13.066      14.786          1*        10.662     11.937          5         N/A        N/A         N/A
--------- ------      ------        ---         ------     ------        ---        ------    ------        ---
Delaware VIP (Reg. TM) Diversified Income
2012  .   N/A           N/A         N/A          N/A         N/A         N/A         N/A        N/A         N/A
2013  .   N/A           N/A         N/A         10.671     10.439         14         N/A        N/A         N/A
--------- ------      ------        ---         ------     ------        ---        ------    ------        ---
Delaware VIP (Reg. TM) Emerging Markets
2012  .   N/A           N/A         N/A          N/A         N/A         N/A         N/A        N/A         N/A
2013  .   N/A           N/A         N/A         10.379     11.197          1*        N/A        N/A         N/A
--------- ------      ------        ---         ------     ------        ---        ------    ------        ---
Delaware VIP (Reg. TM) Limited-Term Diversified Income
2012  .   12.156      12.137          7         10.128     10.123          2        10.523    10.515          1*
2013  .   12.137      11.845         13         10.123      9.904         20         N/A        N/A         N/A
--------- ------      ------        ---         ------     ------        ---        ------    ------        ---
Delaware VIP (Reg. TM) REIT
2012  .   N/A           N/A         N/A          N/A         N/A         N/A         N/A        N/A         N/A
2013  .   N/A           N/A         N/A          N/A         N/A         N/A         N/A        N/A         N/A
--------- ------      ------        ---         ------     ------        ---        ------    ------        ---
Delaware VIP (Reg. TM) Small Cap Value
2012  .   N/A           N/A         N/A          N/A         N/A         N/A         N/A        N/A         N/A
2013  .   N/A           N/A         N/A         13.535     16.062          1*        N/A        N/A         N/A
--------- ------      ------        ---         ------     ------        ---        ------    ------        ---
Delaware VIP (Reg. TM) Smid Cap Growth
2012  .   N/A           N/A         N/A          N/A         N/A         N/A         N/A        N/A         N/A
2013  .   N/A           N/A         N/A          N/A         N/A         N/A         N/A        N/A         N/A
--------- ------      ------        ---         ------     ------        ---        ------    ------        ---
Delaware VIP (Reg. TM) U.S. Growth
2012  .   12.949      13.251          1*        11.686     11.958          1*       13.858    14.078          1*
2013  .   13.251      17.620          3         11.958     15.941          4         N/A        N/A         N/A
--------- ------      ------        ---         ------     ------        ---        ------    ------        ---

                      with EGMDB                           with GOP                         Acct Value DB
          ---------------------------------- ------------------------------------ ----------------------------------
           Accumulation Unit                   Accumulation Unit                   Accumulation Unit
                 value                               value                               value
          --------------------   Number of   ----------------------   Number of   --------------------   Number of
           Beginning   End of   Accumulation  Beginning    End of    Accumulation  Beginning   End of   Accumulation
           of period   period      Units      of period    period       Units      of period   period      Units
          ----------- -------- ------------- ----------- ---------- ------------- ----------- -------- -------------
Delaware VIP (Reg. TM) Value
2012  .       N/A       N/A         N/A         N/A          N/A         N/A         N/A        N/A         N/A
2013  .       N/A       N/A         N/A         N/A          N/A         N/A         N/A        N/A         N/A
---------     --      ------        ---        ------        --          ---        ------    ------        --------
DWS Alternative Asset Allocation
2012  .       N/A       N/A         N/A         N/A          N/A         N/A         N/A        N/A         N/A
2013  .       N/A       N/A         N/A         N/A          N/A         N/A         N/A        N/A         N/A
---------     --      ------        ---        ------        --          ---        ------    ------        --------
Fidelity (Reg. TM) VIP Contrafund
2012  .       N/A       N/A         N/A         N/A          N/A         N/A         N/A        N/A         N/A
2013  .       N/A       N/A         N/A        12.550      15.148          1*        N/A        N/A         N/A
---------     --      ------        ---        ------      ------        ---        ------    ------        --------
Fidelity (Reg. TM) VIP Growth
2012  .       N/A       N/A         N/A         N/A          N/A         N/A         N/A        N/A         N/A
2013  .       N/A       N/A         N/A         N/A          N/A         N/A         N/A        N/A         N/A
---------     --      ------        ---        ------      ------        ---        ------    ------        --------
Fidelity (Reg. TM) VIP Mid Cap
2012  .      12.113   12.618          1*       10.863      10.873          1*       11.703    11.922          1*
2013  .      12.618   16.958          1*       10.873      14.648          2         N/A        N/A         N/A
---------    ------   ------        ---        ------      ------        ---        ------    ------        ---
FTVIPT Franklin Income Securities
2012  .      12.818   12.914          2        11.493      11.520          1*        N/A        N/A         N/A
2013  .      12.914   14.554          2        11.520      13.017          2         N/A        N/A         N/A
---------    ------   ------        ---        ------      ------        ---        ------    ------        ---
FTVIPT Mutual Shares Securities
2012  .      10.219   10.548          5        11.372      11.764          1*       11.950    12.029          1*
2013  .      10.548   13.381          7        11.764      14.961          4         N/A        N/A         N/A
---------    ------   ------        ---        ------      ------        ---        ------    ------        ---
Goldman Sachs VIT Large Cap Value
2012  .       N/A       N/A         N/A         N/A          N/A         N/A         N/A        N/A         N/A
2013  .       N/A       N/A         N/A         N/A          N/A         N/A         N/A        N/A         N/A
---------    ------   ------        ---        ------      ------        ---        ------    ------        ---
LVIP Baron Growth Opportunities
2012  .       N/A       N/A         N/A         N/A          N/A         N/A         N/A        N/A         N/A
2013  .       N/A       N/A         N/A         N/A          N/A         N/A         N/A        N/A         N/A
---------    ------   ------        ---        ------      ------        ---        ------    ------        ---
LVIP BlackRock Emerging Markets RPM
2012  .       N/A       N/A         N/A         N/A          N/A         N/A         N/A        N/A         N/A
2013  .       N/A       N/A         N/A         N/A          N/A         N/A         N/A        N/A         N/A
---------    ------   ------        ---        ------      ------        ---        ------    ------        ---
LVIP BlackRock Equity Dividend RPM
2012  .       N/A       N/A         N/A         N/A          N/A         N/A         N/A        N/A         N/A
2013  .       N/A       N/A         N/A         N/A          N/A         N/A         N/A        N/A         N/A
---------    ------   ------        ---        ------      ------        ---        ------    ------        ---
LVIP BlackRock Inflation Protected Bond
2012  .       N/A       N/A         N/A         N/A          N/A         N/A         N/A        N/A         N/A
2013  .       N/A       N/A         N/A        10.517       9.625          3         N/A        N/A         N/A
---------    ------   ------        ---        ------      ------        ---        ------    ------        ---
LVIP Capital Growth
2012  .       9.732   10.189          2        10.518      11.007          1*       12.193    12.375          1*
2013  .      10.189   13.672          3        11.007      14.807          4         N/A        N/A         N/A
---------    ------   ------        ---        ------      ------        ---        ------    ------        ---
LVIP Clarion Global Real Estate
2012  .       N/A       N/A         N/A         N/A          N/A         N/A         N/A        N/A         N/A
2013  .       N/A       N/A         N/A        12.001      11.945          1*        N/A        N/A         N/A
---------    ------   ------        ---        ------      ------        ---        ------    ------        ---
LVIP Columbia Small-Mid Cap Growth RPM
2012  .       N/A       N/A         N/A         N/A          N/A         N/A         N/A        N/A         N/A
2013  .       N/A       N/A         N/A         N/A          N/A         N/A         N/A        N/A         N/A
---------    ------   ------        ---        ------      ------        ---        ------    ------        ---
LVIP Delaware Bond
2012  .      14.142   14.255          8        10.539      10.642         13        11.578    11.575          1*
2013  .      14.255   13.727         15        10.642      10.273         42        11.575    11.179          2
---------    ------   ------        ---        ------      ------        ---        ------    ------        ---
LVIP Delaware Diversified Floating Rate
2012  .       N/A       N/A         N/A         N/A          N/A         N/A         N/A        N/A         N/A
2013  .       N/A       N/A         N/A        10.284      10.224          9         N/A        N/A         N/A
---------    ------   ------        ---        ------      ------        ---        ------    ------        ---
LVIP Delaware Social Awareness
2012  .       N/A       N/A         N/A         N/A          N/A         N/A         N/A        N/A         N/A
2013  .       N/A       N/A         N/A         N/A          N/A         N/A         N/A        N/A         N/A
---------    ------   ------        ---        ------      ------        ---        ------    ------        ---
LVIP Delaware Special Opportunities
2012  .       N/A       N/A         N/A         N/A          N/A         N/A         N/A        N/A         N/A
2013  .       N/A       N/A         N/A         N/A          N/A         N/A         N/A        N/A         N/A
---------    ------   ------        ---        ------      ------        ---        ------    ------        ---

                       with EGMDB                            with GOP                         Acct Value DB
          ------------------------------------ ------------------------------------ ----------------------------------
            Accumulation Unit                    Accumulation Unit                   Accumulation Unit
                  value                                value                               value
          ----------------------   Number of   ----------------------   Number of   --------------------   Number of
           Beginning    End of    Accumulation  Beginning    End of    Accumulation  Beginning   End of   Accumulation
           of period    period       Units      of period    period       Units      of period   period      Units
          ----------- ---------- ------------- ----------- ---------- ------------- ----------- -------- -------------
LVIP Dimensional Non-U.S. Equity RPM
2012  .       N/A         N/A         N/A          N/A         N/A         N/A         N/A        N/A         N/A
2013  .       N/A         N/A         N/A          N/A         N/A         N/A         N/A        N/A         N/A
---------     --          --          ---          --          --          ---        ------    ------        --------
LVIP Dimensional U.S. Equity RPM
2012  .       N/A         N/A         N/A          N/A         N/A         N/A         N/A        N/A         N/A
2013  .       N/A         N/A         N/A          N/A         N/A         N/A         N/A        N/A         N/A
---------     --          --          ---          --          --          ---        ------    ------        --------
LVIP Dimensional/Vanguard Total Bond
2012  .       N/A         N/A         N/A          N/A         N/A         N/A         N/A        N/A         N/A
2013  .       N/A         N/A         N/A         10.239      9.987          7         N/A        N/A         N/A
---------     --          --          ---         ------      -----        ---        ------    ------        --------
LVIP Global Income
2012  .      12.340     12.279          2          N/A         N/A         N/A         N/A        N/A         N/A
2013  .      12.279     11.773          2          9.926      9.688          8         N/A        N/A         N/A
---------    ------     ------        ---         ------      -----        ---        ------    ------        --------
LVIP JPMorgan High Yield
2012  .      11.906     12.463          1*        11.045     11.571          1*       12.543    12.561          1*
2013  .      12.463     13.103          3         11.571     12.196          4         N/A        N/A         N/A
---------    ------     ------        ---         ------     ------        ---        ------    ------        ---
LVIP JPMorgan Mid Cap Value RPM
2012  .       N/A         N/A         N/A          N/A         N/A         N/A         N/A        N/A         N/A
2013  .       N/A         N/A         N/A          N/A         N/A         N/A         N/A        N/A         N/A
---------    ------     ------        ---         ------     ------        ---        ------    ------        ---
LVIP Managed Risk Profile Conservative
2012  .       N/A         N/A         N/A          N/A         N/A         N/A         N/A        N/A         N/A
2013  .       N/A         N/A         N/A          N/A         N/A         N/A         N/A        N/A         N/A
---------    ------     ------        ---         ------     ------        ---        ------    ------        ---
LVIP Managed Risk Profile Growth
2012  .      11.230     11.697         56         10.438     10.793        103         N/A        N/A         N/A
2013  .      11.697     13.103        112         10.793     12.121        488        12.526    13.494          8
---------    ------     ------        ---         ------     ------        ---        ------    ------        ---
LVIP Managed Risk Profile Moderate
2012  .      12.283     12.644         38         10.428     10.892        222         N/A        N/A         N/A
2013  .      12.644     13.953         54         10.892     12.051        676        12.458    13.288          3
---------    ------     ------        ---         ------     ------        ---        ------    ------        ---
LVIP MFS International Growth
2012  .       N/A         N/A         N/A          N/A         N/A         N/A         N/A        N/A         N/A
2013  .       N/A         N/A         N/A         11.532     12.411          2         N/A        N/A         N/A
---------    ------     ------        ---         ------     ------        ---        ------    ------        ---
LVIP MFS Value
2012  .       9.408      9.670          5         11.599     11.956          3        12.345    12.421          1*
2013  .       9.670     12.971         10         11.956     16.078          9         N/A        N/A         N/A
---------    ------     ------        ---         ------     ------        ---        ------    ------        ---
LVIP Mid-Cap Value
2012  .       N/A         N/A         N/A          N/A         N/A         N/A         N/A        N/A         N/A
2013  .       N/A         N/A         N/A          N/A         N/A         N/A         N/A        N/A         N/A
---------    ------     ------        ---         ------     ------        ---        ------    ------        ---
LVIP Mondrian International Value
2012  .       N/A         N/A         N/A          N/A         N/A         N/A         N/A        N/A         N/A
2013  .       N/A         N/A         N/A          N/A         N/A         N/A         N/A        N/A         N/A
---------    ------     ------        ---         ------     ------        ---        ------    ------        ---
LVIP Money Market
2012  .       N/A         N/A         N/A          N/A         N/A         N/A         N/A        N/A         N/A
2013  .       N/A         N/A         N/A          N/A         N/A         N/A         N/A        N/A         N/A
---------    ------     ------        ---         ------     ------        ---        ------    ------        ---
LVIP SSgA Bond Index
2012  .       N/A         N/A         N/A         10.351     10.411          6         N/A        N/A         N/A
2013  .       N/A         N/A         N/A         10.411     10.032          8         N/A        N/A         N/A
---------    ------     ------        ---         ------     ------        ---        ------    ------        ---
LVIP SSgA Conservative Index Allocation
2012  .       N/A         N/A         N/A          N/A         N/A         N/A         N/A        N/A         N/A
2013  .       N/A         N/A         N/A          N/A         N/A         N/A         N/A        N/A         N/A
---------    ------     ------        ---         ------     ------        ---        ------    ------        ---
LVIP SSgA Conservative Structured Allocation
2012  .       N/A         N/A         N/A          N/A         N/A         N/A         N/A        N/A         N/A
2013  .       N/A         N/A         N/A          N/A         N/A         N/A         N/A        N/A         N/A
---------    ------     ------        ---         ------     ------        ---        ------    ------        ---
LVIP SSgA Developed International 150
2012  .       N/A         N/A         N/A          N/A         N/A         N/A         N/A        N/A         N/A
2013  .       N/A         N/A         N/A          N/A         N/A         N/A         N/A        N/A         N/A
---------    ------     ------        ---         ------     ------        ---        ------    ------        ---
LVIP SSgA Emerging Markets 100
2012  .      12.883     13.369          1*         N/A         N/A         N/A         N/A        N/A         N/A
2013  .      13.369     12.815          1*         N/A         N/A         N/A         N/A        N/A         N/A
---------    ------     ------        ---         ------     ------        ---        ------    ------        ---

                      with EGMDB                          with GOP                        Acct Value DB
          ---------------------------------- ---------------------------------- ----------------------------------
           Accumulation Unit                  Accumulation Unit                  Accumulation Unit
                 value                              value                              value
          --------------------   Number of   --------------------   Number of   --------------------   Number of
           Beginning   End of   Accumulation  Beginning   End of   Accumulation  Beginning   End of   Accumulation
           of period   period      Units      of period   period      Units      of period   period      Units
          ----------- -------- ------------- ----------- -------- ------------- ----------- -------- -------------
LVIP SSgA Global Tactical Allocation RPM
2012  .   N/A           N/A         N/A         N/A        N/A         N/A         N/A        N/A         N/A
2013  .   N/A           N/A         N/A         N/A        N/A         N/A         N/A        N/A         N/A
--------- ------      ------        --------   ------    ------        -------- ----------- -------- -------------
LVIP SSgA International Index
2012  .   N/A           N/A         N/A         N/A        N/A         N/A         N/A        N/A         N/A
2013  .   N/A           N/A         N/A         N/A        N/A         N/A         N/A        N/A         N/A
--------- ------      ------        --------   ------    ------        -------- ----------- -------- -------------
LVIP SSgA Large Cap 100
2012  .   N/A           N/A         N/A         N/A        N/A         N/A         N/A        N/A         N/A
2013  .   N/A           N/A         N/A         N/A        N/A         N/A         N/A        N/A         N/A
--------- ------      ------        --------   ------    ------        -------- ----------- -------- -------------
LVIP SSgA Moderate Index Allocation
2012  .   N/A           N/A         N/A         N/A        N/A         N/A         N/A        N/A         N/A
2013  .   N/A           N/A         N/A         N/A        N/A         N/A         N/A        N/A         N/A
--------- ------      ------        --------   ------    ------        -------- ----------- -------- -------------
LVIP SSgA Moderate Structured Allocation
2012  .   N/A           N/A         N/A         N/A        N/A         N/A         N/A        N/A         N/A
2013  .   12.451      12.704          1*        N/A        N/A         N/A         N/A        N/A         N/A
--------- ------      ------        ---        ------    ------        -------- ----------- -------- -------------
LVIP SSgA Moderately Aggressive Index Allocation
2012  .   N/A           N/A         N/A         N/A        N/A         N/A         N/A        N/A         N/A
2013  .   N/A           N/A         N/A         N/A        N/A         N/A         N/A        N/A         N/A
--------- ------      ------        ---        ------    ------        -------- ----------- -------- -------------
LVIP SSgA Moderately Aggressive Structured Allocation
2012  .   11.319      11.582          1*        N/A        N/A         N/A         N/A        N/A         N/A
2013  .   11.582      13.160          1*       11.129    12.476          1*        N/A        N/A         N/A
--------- ------      ------        ---        ------    ------        ---      ----------- -------- -------------
LVIP SSgA S&P 500 Index
2012  .   N/A           N/A         N/A         N/A        N/A         N/A         N/A        N/A         N/A
2013  .   N/A           N/A         N/A         N/A        N/A         N/A         N/A        N/A         N/A
--------- ------      ------        ---        ------    ------        ---      ----------- -------- -------------
LVIP SSgA Small-Cap Index
2012  .   N/A           N/A         N/A         N/A        N/A         N/A         N/A        N/A         N/A
2013  .   N/A           N/A         N/A         N/A        N/A         N/A         N/A        N/A         N/A
--------- ------      ------        ---        ------    ------        ---      ----------- -------- -------------
LVIP SSgA Small-Mid Cap 200
2012  .   N/A           N/A         N/A         N/A        N/A         N/A         N/A        N/A         N/A
2013  .   N/A           N/A         N/A         N/A        N/A         N/A         N/A        N/A         N/A
--------- ------      ------        ---        ------    ------        ---      ----------- -------- -------------
LVIP T. Rowe Price Growth Stock
2012  .   N/A           N/A         N/A         N/A        N/A         N/A         N/A        N/A         N/A
2013  .   N/A           N/A         N/A        13.142    16.148          1*        N/A        N/A         N/A
--------- ------      ------        ---        ------    ------        ---      ----------- -------- -------------
LVIP T. Rowe Price Structured Mid-Cap Growth
2012  .   N/A           N/A         N/A         N/A        N/A         N/A         N/A        N/A         N/A
2013  .   N/A           N/A         N/A        12.691    15.419          1*        N/A        N/A         N/A
--------- ------      ------        ---        ------    ------        ---      ----------- -------- -------------
LVIP Templeton Growth RPM
2012  .   N/A           N/A         N/A         N/A        N/A         N/A         N/A        N/A         N/A
2013  .   N/A           N/A         N/A         N/A        N/A         N/A         N/A        N/A         N/A
--------- ------      ------        ---        ------    ------        ---      ----------- -------- -------------
LVIP UBS Large Cap Growth RPM
2012  .   N/A           N/A         N/A         N/A        N/A         N/A         N/A        N/A         N/A
2013  .   N/A           N/A         N/A         N/A        N/A         N/A         N/A        N/A         N/A
--------- ------      ------        ---        ------    ------        ---      ----------- -------- -------------
LVIP Vanguard Domestic Equity ETF
2012  .   N/A           N/A         N/A         N/A        N/A         N/A         N/A        N/A         N/A
2013  .   N/A           N/A         N/A         N/A        N/A         N/A         N/A        N/A         N/A
--------- ------      ------        ---        ------    ------        ---      ----------- -------- -------------
LVIP Vanguard International Equity ETF
2012  .   N/A           N/A         N/A         N/A        N/A         N/A         N/A        N/A         N/A
2013  .   N/A           N/A         N/A         N/A        N/A         N/A         N/A        N/A         N/A
--------- ------      ------        ---        ------    ------        ---      ----------- -------- -------------
MFS (Reg. TM) VIT Growth
2012  .   N/A           N/A         N/A         N/A        N/A         N/A         N/A        N/A         N/A
2013  .   N/A           N/A         N/A         N/A        N/A         N/A         N/A        N/A         N/A
--------- ------      ------        ---        ------    ------        ---      ----------- -------- -------------
MFS (Reg. TM) VIT Utilities
2012  .   15.260      15.473          1*        N/A        N/A         N/A         N/A        N/A         N/A
2013  .   15.473      18.397          1*        N/A        N/A         N/A         N/A        N/A         N/A
--------- ------      ------        ---        ------    ------        ---      ----------- -------- -------------



*     The numbers of accumulation units less than 500 were rounded up to one.



(1) On May 17, 2013, this Subaccount was closed and the values were transferred to the LVIP Mondrian International Value Fund Subaccount.

Appendix B-Guaranteed Annual Income Percentages For Previous Rider Elections

Guaranteed Annual Income Percentages by Ages for rider elections on or after
                  December 3, 2012 but prior to May 20, 2013:


             Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk)




 Single & Joint Life Option*      Single & Joint Life Option
-----------------------------    ---------------------------
                                   Guaranteed Annual Income
             Age                      amount percentage
-----------------------------    ---------------------------
       55 - under 591/2                     3.50%
          591/2 - 64                        4.00%
             65+                            5.00%



                    Lincoln Lifetime IncomeSM Advantage 2.0




 Single & Joint Life Option*      Single & Joint Life Option
-----------------------------    ---------------------------
                                   Guaranteed Annual Income
             Age                      amount percentage
-----------------------------    ---------------------------
       55 - under 591/2                     3.00%
          591/2 - 64                        3.50%
           65 - 69                          4.50%
             70+                            5.00%



*If joint life option is in effect, the younger of you and your spouse's age applies.


Guaranteed Annual Income Percentage by Ages for rider elections on or after
                  July 16, 2012 but prior to December 3, 2012:


             Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk)




                Single Life Option                                    Joint Life Option
--------------------------------------------------    --------------------------------------------------
                                                               Age
                         Guaranteed Annual Income      (younger of you and      Guaranteed Annual Income
         Age                 amount percentage          your spouse's age)         amount percentage
--------------------    --------------------------    ---------------------    -------------------------
  55 - under 591/2                4.00%                     55 - 64                      4.00%
       591/2+                     5.00%                       65+                        5.00%



                    Lincoln Lifetime IncomeSM Advantage 2.0




                Single Life Option                                    Joint Life Option
--------------------------------------------------    --------------------------------------------------
                                                               Age
                         Guaranteed Annual Income      (younger of you and      Guaranteed Annual Income
         Age                 amount percentage          your spouse's age)         amount percentage
--------------------    --------------------------    ---------------------    -------------------------
  55 - under 591/2                3.50%                     55 - 64                      3.50%
     591/2 - 64                   4.00%                     65 - 69                      4.50%
       65 - 69                    4.50%                       70+                        5.00%
         70+                      5.00%

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

Appendix C-Guaranteed Income Benefit Percentages For Previous Rider Elections

i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit (Managed Risk) elections or for purchasers of Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk)
                    between July 16, 2012 and May 19, 2013.




 Single & Joint Life Option*      Single & Joint Life Option*
-----------------------------    ----------------------------
                                         Percentage of
                                         Account Value
             Age                       or Income Base**
-----------------------------    ----------------------------
         Under age 40                       2.50%
           40 - 54                          3.00%
       55 - under 591/2                     3.50%
          591/2 - 64                        4.00%
           65 - 69                          4.50%
           70 - 79                          5.00%
             80+                            5.50%




* If joint life option is in effect, the younger of you and your spouse's age applies.

** Purchasers of Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) may use any remaining Income Base reduced by all Guaranteed Annual Income payments since the last Automatic Annual Step-up, if any, or the rider's effective date (if there have not been any Automatic Annual Step-ups) if greater than the Account Value to establish the initial Guaranteed Income Benefit.


i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit elections or for purchasers of Lincoln Lifetime IncomeSM Advantage 2.0 between July 16, 2012 and
                                 May 19, 2013.




 Single & Joint Life Option*      Single & Joint Life Option*
-----------------------------    ----------------------------
                                     Percentage of Account
                                     Value, Income Base or
             Age                      Guaranteed Amount**
-----------------------------    ----------------------------
         Under age 40                       2.00%
           40 - 54                          2.50%
       55 - under 591/2                     3.00%
          591/2 - 64                        3.50%
           65 - 69                          4.00%
           70 - 74                          4.50%
             75+                            5.00%




* If joint life option is in effect, the younger of you and your spouse's age applies.

** Purchasers of Lincoln Lifetime IncomeSM Advantage 2.0 may use any remaining Income Base reduced by all Guaranteed Annual Income payments since the last Automatic Annual Step-up or the rider's effective date (if there has not been any Automatic Annual Step-up) if greater than the Account Value to establish the initial Guaranteed Income Benefit.

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

Lincoln ChoicePlusSM Fusion
Lincoln New York Account N for Variable
Annuities (Registrant)

Lincoln Life & Annuity Company of New York (Depositor)



Statement of Additional Information (SAI)
This SAI should be read in conjunction with the Lincoln ChoicePlusSM Fusion prospectus of Lincoln New York Account N for Variable Annuities dated May 1, 2014. You may obtain a copy of the Lincoln ChoicePlusSM Fusion prospectus on request and without charge. Please write Lincoln Life & Annuity Company of New York, PO Box 2348, Fort Wayne, IN 46801-2348, or call 1-888-868-2583.



Table of Contents







Item                                             Page
Special Terms                                   B-2
Services                                        B-2
Principal Underwriter                           B-2
Purchase of Securities Being Offered            B-2
Annuity Payouts                                 B-2
Examples of Regular Income Payment
Calculations                                    B-3
Determination of Accumulation and Annuity Unit
Value                                           B-4


Item                                            Page
Capital Markets                                 B-4
Advertising & Ratings                           B-4
About the S&P 500 Index                         B-4
Unclaimed Property                              B-5
Additional Services                             B-5
Other Information                               B-6
Financial Statements                            B-6



This SAI is not a prospectus.
The date of this SAI is May 1, 2014.

Special Terms
The special terms used in this SAI are the ones defined in the prospectus.



Services

Independent Registered Public Accounting Firm

Ernst & Young LLP, independent registered public accounting firm, One Commerce Square, 2005 Market Street, Suite 700, Philadelphia, Pennsylvania, 19103, has audited a) our financial statements of the Lincoln New York Account N for Variable Annuities as of December 31, 2013 and for the year then ended and the statement of changes in net assets for each of the years in the two year period ended December 31, 2013; and b) our financial statements of Lincoln Life & Annuity Company of New York as of December 31, 2013 and 2012 and for each of the three years in the period ended December 31, 2013, which are included in this SAI and Registration Statement. The aforementioned financial statements are included herein in reliance on Ernst & Young LLP's reports, given on their authority as experts in accounting and auditing.



Keeper of Records

All accounts, books, records and other documents which are required to be maintained for the VAA are maintained by us or by third parties responsible to Lincoln New York. We have entered into an agreement with The Bank of New York Mellon, One Mellon Bank Center, 500 Grant Street, Pittsburgh, Pennsylvania, 15258, to provide accounting services to the VAA. No separate charge against the assets of the VAA is made by us for this service. Administrative services necessary for the operations of the VAA and the contracts are currently provided by Lincoln Life. However, neither the assets of Lincoln Life nor the assets of LNC support the obligation of Lincoln New York under the contracts.



Principal Underwriter

Lincoln Financial Distributors, Inc., ("LFD"), an affiliate of Lincoln New York, serves as principal underwriter (the "Principal Underwriter") for the contracts, as described in the prospectus. The Principal Underwriter offers the contracts to the public on a continuous basis and anticipates continuing to offer the contracts, but reserves the right to discontinue the offering. The Principal Underwriter offers the contracts through sales representatives, who are associated with Lincoln Financial Advisors Corporation and/or Lincoln Financial Securities Corporation (collectively, "LFN"), our affiliates. The Principal Underwriter also may enter into selling agreements with other broker-dealers ("Selling Firms") for the sale of the contracts. Sales representatives of Selling Firms are appointed as our insurance agents. LFD, acting as Principal Underwriter, paid $16,649,416, $21,994,157 and $33,284,942 to LFN and Selling Firms in 2011, 2012 and 2013, respectively, as sales compensation with respect to the contracts. The Principal Underwriter retained no underwriting commissions for the sale of the contracts.




Purchase of Securities Being Offered
The variable annuity contracts are offered to the public through licensed insurance agents who specialize in selling our products; through independent insurance brokers; and through certain securities brokers/dealers selected by us whose personnel are legally authorized to sell annuity products. There are no special purchase plans for any class of prospective buyers. However, under certain limited circumstances described in the prospectus under the section Charges and Other Deductions, any applicable account fee and/or surrender charge may be reduced or waived.

Both before and after the Annuity Commencement Date, there are exchange privileges between Subaccounts, and from the VAA to the general account (if available) subject to restrictions set out in the prospectus. See The Contracts, in the prospectus. No exchanges are permitted between the VAA and other separate accounts.

The offering of the contracts is continuous.



Annuity Payouts

Variable Annuity Payouts
Variable Annuity Payouts will be determined on the basis of:
 o the dollar value of the contract on the Annuity Commencement Date less any applicable premium tax;
 o the annuity tables contained in the contract;
 o the type of annuity option selected; and

 o the investment results of the fund(s) selected.

In order to determine the amount of variable Annuity Payouts, we make the following calculation:
 o first, we determine the dollar amount of the first payout;
 o second, we credit the contract with a fixed number of Annuity Units based on the amount of the first payout; and
 o third, we calculate the value of the Annuity Units each period thereafter.

These steps are explained below.

The dollar amount of the first periodic variable Annuity Payout is determined by applying the total value of the Accumulation Units credited under the contract valued as of the Annuity Commencement Date (less any premium taxes) to the annuity tables contained in the contract. The first variable Annuity Payout will be paid 14 days after the Annuity Commencement Date. This day of the month will become the day on which all future Annuity Payouts will be paid. Amounts shown in the tables are based on the 1983 Table "a" Individual Annuity Mortality Tables, modified, with an assumed investment return at the rate of 3%, 4%, or 5% per annum, depending on the terms of your contract. The first Annuity Payout is determined by multiplying the benefit per $1,000 of value shown in the contract tables by the number of thousands of dollars of value accumulated under the contract. These annuity tables vary according to the form of annuity selected and the age of the Annuitant at the Annuity Commencement Date. The assumed interest rate is the measuring point for subsequent Annuity Payouts. If the actual net investment rate (annualized) exceeds the assumed interest rate, the payout will increase at a rate equal to the amount of such excess.

Conversely, if the actual rate is less than the assumed interest rate, Annuity Payouts will decrease. If the assumed rate of interest were to be increased, Annuity Payouts would start at a higher level but would decrease more rapidly or increase more slowly.

We may use sex-distinct annuity tables in contracts that are not associated with employer sponsored plans and where not prohibited by law.

At an Annuity Commencement Date, the contract is credited with Annuity Units for each Subaccount on which variable Annuity Payouts are based. The number of Annuity Units to be credited is determined by dividing the amount of the first periodic payout by the value of an Annuity Unit in each Subaccount selected. Although the number of Annuity Units is fixed by this process, the value of such units will vary with the value of the underlying fund. The amount of the second and subsequent periodic payouts is determined by multiplying the Contractowner's fixed number of Annuity Units in each Subaccount by the appropriate Annuity Unit value for the Valuation Date ending 14 days prior to the date that payout is due.

The value of each Subaccount's Annuity Unit will be set initially at $1.00. The Annuity Unit value for each Subaccount at the end of any Valuation Date is determined by multiplying the Subaccount Annuity Unit value for the immediately preceding Valuation Date by the product of:
 o The net investment factor of the Subaccount for the Valuation Period for which the Annuity Unit value is being determined, and
 o A factor to neutralize the assumed investment return in the annuity table.

The value of the Annuity Units is determined as of a Valuation Date 14 days prior to the payment date in order to permit calculation of amounts of Annuity Payouts and mailing of checks in advance of their due dates. Such checks will normally be issued and mailed at least three days before the due date.



Examples of Regular Income Payment Calculations
These examples will illustrate the impact of the length of the access period and the impact of a withdrawal on the Regular Income Payments. These examples assume that the investment return is the same as the assumed investment return
(AIR) to make the Regular Income Payment calculations simpler to understand. The Regular Income Payments will vary based on the investment performance of the underlying funds.


         Annuitant............................ Male, Age 65
         Secondary Life....................... Female, Age 63
         Purchase Payment..................... $200,000.00
         Regular Income Payment Frequency..... Annual
         AIR.................................. 4.0%
         Hypothetical Investment Return....... 4.0%

                                               20-year Access Period    30-Year Access Period
         Regular Income Payment............... $ 10,566.86              $9,974.48

A 10% withdrawal from the Account Value will reduce the Regular Income Payments by 10% to $9,510.17 with the 20-year access period and $8,977.03 with the 30-year access period.

At the end of the 20-year Access Period, the remaining Account Value of $110,977.41 (assuming no withdrawals) will be used to continue the $10,566.86 Regular Income Payment during the Lifetime Income Period for the lives of the annuitant and Secondary Life. At the end of the 30-year Access Period, the remaining Account Value of $66,884.77 (assuming no withdrawals) will be used to continue the $9,974.48 Regular Income Payment during the Lifetime Income Period for the lives of the annuitant and Secondary Life. (Note: the Regular Income Payments during the Lifetime Income Period will vary with the investment performance of the underlying funds).



Determination of Accumulation and Annuity Unit Value
A description of the days on which Accumulation and Annuity Units will be valued is given in the prospectus. The New York Stock Exchange's (NYSE) most recent announcement (which is subject to change) states that it will be closed on weekends and on these holidays: New Year's Day, Martin Luther King Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. If any of these holidays occurs on a weekend day, the Exchange may also be closed on the business day occurring just before or just after the holiday. It may also be closed on other days.

Since the portfolios of some of the fund and series will consist of securities primarily listed on foreign exchanges or otherwise traded outside the United States, those securities may be traded (and the net asset value of those fund and series and of the variable account could therefore be significantly affected) on days when the investor has no access to those funds and series.


Capital Markets

In any particular year, our capital may increase or decrease depending on a variety of factors - the amount of our statutory income or losses (which is sensitive to equity market and credit market conditions), the amount of additional capital we must hold to support business growth, changes in reserving requirements, our inability to secure capital market solutions to provide reserve relief, such as issuing letters of credit to support captive reinsurance structures, changes in equity market levels, the value of certain fixed-income and equity securities in our investment portfolio and changes in interest rates.


Advertising & Ratings

We may include in certain advertisements, endorsements in the form of a list of organizations, individuals or other parties which recommend Lincoln New York or the policies. Furthermore, we may occasionally include in advertisements comparisons of currently taxable and tax deferred investment programs, based on selected tax brackets, or discussions of alternative investment vehicles and general economic conditions.


Our financial strength is ranked and rated by nationally recognized independent rating agencies. The ratings do not imply approval of the product and do not refer to the performance of the product, or any separate account, including the underlying investment options. Ratings are not recommendations to buy our products. Each of the rating agencies reviews its ratings periodically. Accordingly, all ratings are subject to revision or withdrawal at any time by the rating agencies, and therefore, no assurance can be given that these ratings will be maintained. The current outlook for the insurance subsidiaries is stable for Moody's, A.M. Best, Fitch, and Standard & Poor's. Our financial strength ratings, which are intended to measure our ability to meet contract holder obligations, are an important factor affecting public confidence in most of our products and, as a result, our competitiveness. A downgrade of our financial strength rating could affect our competitive position in the insurance industry by making it more difficult for us to market our products as potential customers may select companies with higher financial strength ratings and by leading to increased withdrawals by current customers seeking companies with higher financial strength ratings. For more information on ratings, including outlooks, see www.LincolnFinancial.com/investor.



About the S&P 500 Index

Investors look to indexes as a standard of market performance. Indexes are groups of stocks or bonds selected to represent an entire market. The S&P 500 Index is a widely used measure of large US company stock performance. It consists of the common stocks of 500 major corporations selected according to size, frequency and ease by which their stocks trade, and range and diversity of the American economy.

In some cases, fund names and/or their objectives may include references to certain indices, such as the S&P 500 Index. Neither the contract nor the funds are sponsored, endorsed, sold or promoted by Standard & Poor's, a division of The McGraw-Hill Companies, Inc. ("S&P"). S&P makes no representation or warranty, express or implied, to the owners of the contract or any member of the public regarding the advisability of investing in securities generally or in the contract particularly or the ability of the S&P 500 Index to track general stock market performance. S&P's only relationship to the Licensee is the licensing of certain trademarks and trade names of S&P and of the S&P 500 Index which is determined, composed and calculated by S&P without regard to the Licensee or the contract. S&P has no obligation to take the needs of the Licensee or the owners of the contract into consideration in determining, composing or calculating the S&P 500 Index. S&P is not responsible for and has not participated in the determination of the prices and amount of the contract or the timing of the issuance or sale of the contract or in the determination or calculation of the equation by which the contract is to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing or trading of the contract.

S&P DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN AND S&P SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. S&P MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE FUND OR ITS SHAREHOLDERS, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. S&P MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL S&P HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.




Unclaimed Property
During 2013, a Global Resolution Agreement entered into by us and a third party auditor became effective upon its acceptance by the unclaimed property departments of 41 states and jurisdictions. Under the terms of the Global Resolution Agreement, the third party auditor acting on behalf of the signatory states will compare expanded matching criteria to the Social Security Master Death File ("SSMDF") to identify deceased insureds and contractholders where a valid claim has not been made. Also in December 2013, a Regulatory Settlement Agreement entered into by us to resolve a multi-state market conduct examination regarding its adherence to state claim settlement practices became effective upon its acceptance by the insurance departments of 20 states and jurisdictions. The final agreement covers 52 states and jurisdictions. The Regulatory Settlement Agreement applies prospectively and requires us to adopt and implement additional procedures comparing its records to the SSMDF to identify unclaimed death benefits and prescribes procedures for identifying and locating beneficiaries once deaths are identified. Other jurisdictions that are not signatories to the Regulatory Settlement Agreement are conducting examinations and audits of our compliance with unclaimed property laws and considering proposals that would apply prospectively and require life insurance companies to take additional steps to identify unreported deceased policy and contract holders. These prospective changes and any escheatable property identified as a result of the audits and inquiries could result in: (1) additional payments of previously unclaimed death benefits; (2) the payment of abandoned funds to U.S. jurisdictions; and (3) changes in our practices and procedures for the identification of escheatable funds and beneficiaries, which would impact claim payments and reserves, among other consequences.




Additional Services
Dollar Cost Averaging (DCA) - You may systematically transfer, on a monthly basis or in accordance with other terms we make available, amounts from certain Subaccounts, or the fixed side (if available) of the contract into the Subaccounts or in accordance with other terms we make available. You may elect to participate in the DCA program at the time of application or at anytime before the Annuity Commencement Date by completing an election form available from us. The minimum amount to be dollar cost averaged is $1,500 over any period between six and 60 months. Once elected, the program will remain in effect until the earlier of:
 o the Annuity Commencement Date;
 o the value of the amount being DCA'd is depleted; or
 o you cancel the program by written request or by telephone if we have your telephone authorization on file.

We reserve the right to restrict access to this program at any time.

A transfer made as part of this program is not considered a transfer for purposes of limiting the number of transfers that may be made, or assessing any charges or Interest Adjustment which may apply to transfers. Upon receipt of an additional Purchase Payment allocated to the DCA fixed account, the existing program duration will be extended to reflect the end date of the new DCA program. However, the existing interest crediting rate will not be extended. The existing interest crediting rate will expire at its originally scheduled expiration date and the value remaining in the DCA account from the original amount as well as any additional Purchase Payments will be credited with interest at the standard DCA rate at the time. We reserve the right to discontinue this program at any time. DCA does not assure a profit or protect against loss.

Automatic Withdrawal Service (AWS) - AWS provides an automatic, periodic withdrawal of Contract Value to you. AWS may take place on either a monthly, quarterly, semi-annual or annual basis, as selected by the Contractowner. You may elect to participate in AWS at the time of application or at any time before the Annuity Commencement Date by sending a written request to us. The minimum Contract Value required to establish AWS is $10,000. You may cancel or make changes to your AWS program at any time by sending a written request to us. If telephone authorization has been elected, certain changes may be made by telephone. Notwithstanding the requirements of the program, any withdrawal must be permitted under Section 401(a)(9) of the IRC for qualified plans or permitted under Section 72 of the IRC for non-qualified contracts. To the extent that withdrawals under AWS do not qualify for an exemption from the contingent deferred sales charge, we will assess any applicable surrender charges on those withdrawals. See Surrender Charge.

Cross-Reinvestment Program/Earnings Sweep Program - Under this option, Account Value in a designated variable subaccount of the contract that exceeds a certain baseline amount is automatically transferred to another specific variable subaccount(s) of the contract at specific intervals. You may elect to participate in the cross-reinvestment program at the time of application or at any time before the Annuity Commencement Date by sending a written request to us or by telephone if we have your telephone authorization on file. You designate the holding account, the receiving account(s), and the baseline amount. Cross-reinvestment will continue until we receive authorization to terminate the program.

The minimum holding Account Value required to establish cross-reinvestment is $10,000. A transfer under this program is not considered a transfer for purposes of limiting the number of transfers that may be made. We reserve the right to discontinue this service at any time.

Portfolio Rebalancing - Portfolio rebalancing is an option, which, if elected by the Contractowner, restores to a pre-determined level the percentage of the Contract Value, allocated to each variable Subaccount. This pre-determined level will be the allocation initially selected when the contract was purchased, unless subsequently changed. The portfolio rebalancing allocation may be changed at any time by submitting a written request to us. If portfolio rebalancing is elected, all Purchase Payments allocated to the variable Subaccounts must be subject to portfolio rebalancing. Portfolio rebalancing may take place on either a monthly, quarterly, semi-annual or annual basis, as selected by the Contractowner. The Contractowner may terminate the portfolio rebalancing program or re-enroll at any time by sending a written request to us. If telephone authorization has been elected, the Contractowner may make these elections by phone. The portfolio rebalancing program is not available following the Annuity Commencement Date.



Other Information
Due to differences in redemption rates, tax treatment or other considerations, the interests of Contractowners under the variable life accounts could conflict with those of Contractowners under the VAA. In those cases, where assets from variable life and variable annuity separate accounts are invested in the same fund(s) (i.e., where mixed funding occurs), the Boards of Directors of the fund involved will monitor for any material conflicts and determine what action, if any, should be taken. If it becomes necessary for any separate account to replace shares of any fund with another investment, that fund may have to liquidate securities on a disadvantageous basis. Refer to the prospectus for each fund for more information about mixed funding.



Financial Statements

The December 31, 2013 financial statements of the VAA and the December 31, 2013 financial statements of Lincoln New York appear on the following pages.

              LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK

                 LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK

                            FINANCIAL STATEMENTS
                         DECEMBER 31, 2013 AND 2012

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM



The Board of Directors and Stockholder of
Lincoln Life & Annuity Company of New York

We have audited the accompanying balance sheets of Lincoln Life & Annuity Company of New York (the Company) as of December 31, 2013 and 2012, and the related statements of comprehensive income (loss), stockholder's equity, and cash flows for each of the three years in the period ended December 31, 2013. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Company's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Lincoln Life & Annuity Company of New York at December 31, 2013 and 2012, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2013, in conformity with U.S. generally accepted accounting principles.



                                                      /s/ ERNST & YOUNG LLP
                                                      Philadelphia,
                                                      Pennsylvania
                                                      April 1, 2014

LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK
BALANCE SHEETS
(IN MILLIONS, EXCEPT SHARE DATA)


                                                                                                               AS OF DECEMBER 31,
                                                                                                              ---------------------
                                                                                                                 2013       2012
                                                                                                              ---------   ---------
ASSETS
Investments:
   Available-for-sale securities, at fair value:
     Fixed maturity securities (amortized cost: 2013 -- $6,880; 2012 -- $6,708)                               $   7,259   $   7,580

     Equity securities (cost: 2012 -- $2)                                                                            --           3

   Mortgage loans on real estate                                                                                    521         423

   Policy loans                                                                                                     382         399

                                                                                                              ---------   ---------
        Total investments                                                                                         8,162       8,405

Cash and invested cash                                                                                               10          54

Deferred acquisition costs and value of business acquired                                                           586         452

Premiums and fees receivable                                                                                          8           1

Accrued investment income                                                                                           103          99

Reinsurance recoverables                                                                                            478         536

Reinsurance related embedded derivatives                                                                              8           9

Goodwill                                                                                                             60          60

Other assets                                                                                                        150         114

Separate account assets                                                                                           4,099       3,195

                                                                                                              ---------   ---------
        Total assets                                                                                          $  13,664   $  12,925

                                                                                                              =========   =========

LIABILITIES AND STOCKHOLDER'S EQUITY
LIABILITIES
Future contract benefits                                                                                      $   1,439   $   1,723

Other contract holder funds                                                                                       5,708       5,407

Short-term debt                                                                                                      11          --

Income taxes payable                                                                                                362         453

Other liabilities                                                                                                    64          58

Separate account liabilities                                                                                      4,099       3,195

                                                                                                              ---------   ---------
        Total liabilities                                                                                        11,683      10,836

                                                                                                              ---------   ---------

CONTINGENCIES AND COMMITMENTS (SEE NOTE 10)
STOCKHOLDER'S EQUITY
Common stock -- 132,000 shares authorized, issued and outstanding                                                   941         941

Retained earnings                                                                                                   907         816

Accumulated other comprehensive income (loss)                                                                       133         332

                                                                                                              ---------   ---------
        Total stockholder's equity                                                                                1,981       2,089

                                                                                                              ---------   ---------
          Total liabilities and stockholder's equity                                                          $  13,664   $  12,925

                                                                                                              =========   =========


               See accompanying Notes to Financial Statements

LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK
STATEMENTS OF COMPREHENSIVE INCOME (LOSS)
(IN MILLIONS)


                                                                                                           FOR THE YEARS ENDED
                                                                                                              DECEMBER 31,
                                                                                                         ------------------------
                                                                                                          2013     2012     2011
                                                                                                         -------  -------  ------
REVENUES
Insurance premiums                                                                                       $  151   $  139   $ 128

Fee income                                                                                                  273      275     265

Net investment income                                                                                       419      421     417

Realized gain (loss):

   Total other-than-temporary impairment losses on securities                                               (10)     (22)    (26)

   Portion of loss recognized in other comprehensive income                                                   2       10       7

                                                                                                         -------  -------  ------
     Net other-than-temporary impairment losses on securities recognized in earnings                         (8)     (12)    (19)

     Realized gain (loss), excluding other-than-temporary impairment losses on securities                    (7)      (7)     (8)

                                                                                                         -------  -------  ------
        Total realized gain (loss)                                                                          (15)     (19)    (27)

                                                                                                         -------  -------  ------
     Total revenues                                                                                         828      816     783

                                                                                                         -------  -------  ------

EXPENSES
Interest credited                                                                                           204      207     207

Benefits                                                                                                    292      265     274

Commissions and other expenses                                                                              204      191     206

Impairment of intangibles                                                                                    --       --     102

                                                                                                         -------  -------  ------
   Total expenses                                                                                           700      663     789

                                                                                                         -------  -------  ------
     Income (loss) before taxes                                                                             128      153      (6)

     Federal income tax expense (benefit)                                                                    37       59      29

                                                                                                         -------  -------  ------
        Net income (loss)                                                                                    91       94     (35)

        Other comprehensive income (loss), net of tax:

          Unrealized gain (loss) on available-for-sale securities                                          (202)      83     186

          Unrealized other-than-temporary impairment on available-for-sale securities                         3       (1)      2

                                                                                                         -------  -------  ------
            Total other comprehensive income (loss), net of tax                                            (199)      82     188

                                                                                                         -------  -------  ------
               Comprehensive income (loss)                                                               $ (108)  $  176   $ 153

                                                                                                         =======  =======  ======


               See accompanying Notes to Financial Statements

LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK
STATEMENTS OF STOCKHOLDER'S EQUITY
(IN MILLIONS)


                                                                                                      FOR THE YEARS ENDED
                                                                                                         DECEMBER 31,
                                                                                                  ----------------------------
                                                                                                    2013      2012     2011
                                                                                                  --------  -------   --------
COMMON STOCK
Balance as of beginning-of-year                                                                   $   941   $   941   $   940

Stock compensation issued for benefit plans                                                            --        --         1

                                                                                                  --------  -------   --------
     Balance as of end-of-year                                                                        941       941       941

                                                                                                  --------  -------   --------

RETAINED EARNINGS
Balance as of beginning-of-year                                                                       816       722       830

Net income (loss)                                                                                      91        94       (35)

Dividends declared                                                                                     --        --       (73)

                                                                                                  --------  -------   --------
     Balance as of end-of-year                                                                        907       816       722

                                                                                                  --------  -------   --------

ACCUMULATED OTHER COMPREHENSIVE INCOME (LOSS)
Balance as of beginning-of-year                                                                       332       250        62

Other comprehensive income (loss), net of tax                                                        (199)       82       188

                                                                                                  --------  -------   --------
     Balance as of end-of-year                                                                        133       332       250

                                                                                                  --------  -------   --------
        Total stockholder's equity as of end-of-year                                              $ 1,981   $ 2,089   $ 1,913

                                                                                                  ========  =======   ========


               See accompanying Notes to Financial Statements

LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK
STATEMENTS OF CASH FLOWS
(IN MILLIONS)


                                                                                                          FOR THE YEARS ENDED
                                                                                                             DECEMBER 31,
                                                                                                      --------------------------
                                                                                                       2013      2012     2011
                                                                                                      -------  --------  -------
CASH FLOWS FROM OPERATING ACTIVITIES
Net income (loss)                                                                                     $   91   $    94   $  (35)

Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities:
   Deferred acquisition costs, value of business acquired,
     deferred sales inducements and deferred front-end
     loads deferrals and interest, net of amortization                                                    24        21       66

   Change in premiums and fees receivable                                                                 (7)        4       --

   Change in accrued investment income                                                                    (4)       (2)      (4)

   Change in future contract benefits and other contract holder funds                                   (196)     (178)     (75)

   Change in reinsurance related assets and liabilities                                                   (8)       32      (79)

   Change in federal income tax accruals                                                                  19        51       12

   Realized (gain) loss                                                                                   15        19       27

   Impairment of intangibles                                                                              --        --      102

   Other                                                                                                 (21)      (13)      43

                                                                                                      -------  --------  -------
     Net cash provided by (used in) operating activities                                                 (87)       28       57

                                                                                                      -------  --------  -------

CASH FLOWS FROM INVESTING ACTIVITIES
Purchases of available-for-sale securities                                                              (785)     (664)    (857)

Sales of available-for-sale securities                                                                    50        38      100

Maturities of available-for-sale securities                                                              561       567      500

Purchases of other investments                                                                          (170)     (335)    (132)

Sales or maturities of other investments                                                                  89       197      105

                                                                                                      -------  --------  -------
     Net cash provided by (used in) investing activities                                                (255)     (197)    (284)

                                                                                                      -------  --------  -------

CASH FLOWS FROM FINANCING ACTIVITIES
Increase (decrease) in short-term debt                                                                    11        --       --

Deposits of fixed account values, including the fixed portion of variable                                654       611      620

Withdrawals of fixed account values, including the fixed portion of variable                            (238)     (311)    (284)

Transfers to and from separate accounts, net                                                            (127)      (94)     (68)

Common stock issued for benefit plans and excess tax benefits                                             (2)       --        1

Dividends paid                                                                                            --        --      (73)

                                                                                                      -------  --------  -------
     Net cash provided by (used in) financing activities                                                 298       206      196

                                                                                                      -------  --------  -------
Net increase (decrease) in cash and invested cash                                                        (44)       37      (31)

Cash and invested cash, as of beginning-of-year                                                           54        17       48

                                                                                                      -------  --------  -------
     Cash and invested cash, as of end-of-year                                                        $   10   $    54   $   17

                                                                                                      =======  ========  =======


               See accompanying Notes to Financial Statements

LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK
NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------
1. NATURE OF OPERATIONS, BASIS OF PRESENTATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
NATURE OF OPERATIONS

Lincoln Life & Annuity Company of New York ("LLANY" or the "Company," which also may be referred to as "we," "our" or "us") a wholly-owned subsidiary of The Lincoln National Life Insurance Company ("LNL"), a wholly-owned subsidiary of Lincoln National Corporation ("LNC" or the "Ultimate Parent"), is domiciled in the state of New York. LLANY is principally engaged in the sale of individual life insurance products, individual annuity products and worksite and group non-medical products (primarily term life and disability). These products are marketed primarily through personal-producing general agents and brokers throughout the U.S. LLANY is licensed and sells its products throughout the U.S. and several U.S. territories. See Note 19 for additional information.

BASIS OF PRESENTATION

The accompanying financial statements are prepared in accordance with United States of America generally accepted accounting principles ("GAAP"). Certain GAAP policies, which significantly affect the determination of financial condition, results of operations and cash flows, are summarized below.

SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

ACCOUNTING ESTIMATES AND ASSUMPTIONS
The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions affecting the reported amounts of assets and liabilities and the disclosures of contingent assets and liabilities as of the date of the financial statements and the reported amounts of revenues and expenses for the reporting period. Those estimates are inherently subject to change and actual results could differ from those estimates. Included among the material (or potentially material) reported amounts and disclosures that require extensive use of estimates are: fair value of certain invested assets and derivatives, asset valuation allowances, deferred acquisition costs ("DAC"), value of business acquired ("VOBA"), deferred sales inducements ("DSI"), goodwill, future contract benefits, other contract holder funds including deferred front-end loads ("DFEL"), pension plans, income taxes and the potential effects of resolving litigated matters.

BUSINESS COMBINATIONS
We use the acquisition method of accounting for all business combination transactions and, accordingly, recognize the fair values of assets acquired, liabilities assumed and any noncontrolling interests in our financial statements. The allocation of fair values may be subject to adjustment after the initial allocation for up to a one-year period as more information becomes available relative to the fair values as of the acquisition date. The financial statements include the results of operations of any acquired company since the acquisition date.

FAIR VALUE MEASUREMENT
Our measurement of fair value is based on assumptions used by market participants in pricing the asset or liability, which may include inherent risk, restrictions on the sale or use of an asset or non-performance risk, which would include our own credit risk. Our estimate of an exchange price is the price in an orderly transaction between market participants to sell the asset or transfer the liability ("exit price") in the principal market, or the most advantageous market in the absence of a principal market, for that asset or liability, as opposed to the price that would be paid to acquire the asset or receive a liability ("entry price"). Pursuant to the Fair Value Measurements and Disclosures Topic of the Financial Accounting Standards Board ("FASB") ACCOUNTING STANDARDS CODIFICATION(TM) ("ASC"), we categorize our financial instruments carried at fair value into a three-level fair value hierarchy, based on the priority of inputs to the respective valuation technique. The three-level hierarchy for fair value measurement is defined as follows:

  - Level 1 - inputs to the valuation methodology are quoted prices available in active markets for identical investments as of the reporting date, except for large holdings subject to "blockage discounts" that are excluded;
  - Level 2 - inputs to the valuation methodology are other than quoted prices in active markets, which are either directly or indirectly observable as of the reporting date, and fair value can be determined through the use of models or other valuation methodologies; and
  - Level 3 - inputs to the valuation methodology are unobservable inputs in situations where there is little or no market activity for the asset or liability, and we make estimates and assumptions related to the pricing of the asset or liability, including assumptions regarding risk.

In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, the level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. Our assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to the investment.

When a determination is made to classify an asset or liability within Level 3 of the fair value hierarchy, the determination is based upon the significance of the unobservable inputs to the overall fair value measurement. Because certain securities trade in less liquid or illiquid markets with limited or no pricing information, the determination of fair value for these securities is inherently more difficult. However, Level 3 fair value investments may include, in addition to the unobservable or Level 3 inputs, observable components, which are components that are actively quoted or can be validated to market-based sources.

AVAILABLE-FOR-SALE SECURITIES -- FAIR VALUATION METHODOLOGIES AND ASSOCIATED INPUTS
Securities classified as available-for-sale ("AFS") consist of fixed maturity and equity securities and are stated at fair value with unrealized gains and losses included within accumulated other comprehensive income (loss) ("AOCI"), net of associated DAC, VOBA, DSI, future contract benefits, other contract holder funds and deferred income taxes.

We measure the fair value of our securities classified as AFS based on assumptions used by market participants in pricing

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NOTES TO FINANCIAL STATEMENTS (CONTINUED)

1. NATURE OF OPERATIONS, BASIS OF PRESENTATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)


the security. The most appropriate valuation methodology is selected based on the specific characteristics of the fixed maturity or equity security, and we consistently apply the valuation methodology to measure the security's fair value. Our fair value measurement is based on a market approach that utilizes prices and other relevant information generated by market transactions involving identical or comparable securities. Sources of inputs to the market approach primarily include third-party pricing services, independent broker quotations or pricing matrices. We do not adjust prices received from third parties; however, we do analyze the third-party pricing services' valuation methodologies and related inputs and perform additional evaluation to determine the appropriate level within the fair value hierarchy.

The observable and unobservable inputs to our valuation methodologies are based on a set of standard inputs that we generally use to evaluate all of our AFS securities. Observable inputs include benchmark yields, reported trades, broker-dealer quotes, issuer spreads, two-sided markets, benchmark securities, bids, offers and reference data. In addition, market indicators, industry and economic events are monitored, and further market data is acquired if certain triggers are met. For certain security types, additional inputs may be used, or some of the inputs described above may not be applicable. For private placement securities, we use pricing matrices that utilize observable pricing inputs of similar public securities and Treasury yields as inputs to the fair value measurement. Depending on the type of security or the daily market activity, standard inputs may be prioritized differently or may not be available for all AFS securities on any given day. For broker-quoted only securities, non-binding quotes from market makers or broker-dealers are obtained from sources recognized as market participants. For securities trading in less liquid or illiquid markets with limited or no pricing information, we use unobservable inputs to measure fair value.

The following summarizes our fair valuation methodologies and associated inputs, which are particular to the specified security type and are in addition to the defined standard inputs to our valuation methodologies for all of our AFS securities discussed above:

  - Corporate bonds and U.S. government bonds - We also use Trade Reporting and Compliance Engine(TM) reported tables for our corporate bonds and vendor trading platform data for our U.S. government bonds.
  - Mortgage- and asset-backed securities - We also utilize additional inputs, which include new issues data, monthly payment information and monthly collateral performance, including prepayments, severity, delinquencies, step-down features and over collateralization features for each of our mortgage-backed securities ("MBS"), which include collateralized mortgage obligations and mortgage pass through securities backed by residential mortgages ("RMBS"), commercial mortgage-backed securities ("CMBS"), collateralized loan obligations ("CLOs") and collateralized debt obligations ("CDOs").


  - State and municipal bonds - We also use additional inputs that include information from the Municipal Securities Rule Making Board, as well as material event notices, new issue data, issuer financial statements and Municipal Market Data benchmark yields for our state and municipal bonds.
  - Hybrid and redeemable preferred and equity securities - We also utilize additional inputs of exchange prices (underlying and common stock of the same issuer) for our hybrid and redeemable preferred and equity securities.

In order to validate the pricing information and broker-dealer quotes, we employ, where possible, procedures that include comparisons with similar observable positions, comparisons with subsequent sales and observations of general market movements for those security classes. We have policies and procedures in place to review the process that is utilized by our third-party pricing service and the output that is provided to us by the pricing service. On a periodic basis, we test the pricing for a sample of securities to evaluate the inputs and assumptions used by the pricing service, and we perform a comparison of the pricing service output to an alternative pricing source. We also evaluate prices provided by our primary pricing service to ensure that they are not stale or unreasonable by reviewing the prices for unusual changes from period to period based on certain parameters or for lack of change from one period to the next.

AFS SECURITIES -- EVALUATION FOR RECOVERY OF AMORTIZED COST
We regularly review our AFS securities for declines in fair value that we determine to be other-than-temporary. For an equity security, if we do not have the ability and intent to hold the security for a sufficient period of time to allow for a recovery in value, we conclude that an other-than-temporary impairment ("OTTI") has occurred and the amortized cost of the equity security is written down to the current fair value, with a corresponding charge to realized gain (loss) on our Statements of Comprehensive Income (Loss). When assessing our ability and intent to hold the equity security to recovery, we consider, among other things, the severity and duration of the decline in fair value of the equity security as well as the cause of the decline, a fundamental analysis of the liquidity, and business prospects and overall financial condition of the issuer.

For our fixed maturity AFS securities (also referred to as "debt securities"), we generally consider the following to determine whether our unrealized losses are other-than-temporarily impaired:

  - The estimated range and average period until recovery;
  - The estimated range and average holding period to maturity;
  - Remaining payment terms of the security;
  - Current delinquencies and nonperforming assets of underlying collateral;
  - Expected future default rates;
  - Collateral value by vintage, geographic region, industry concentration or property type;


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NOTES TO FINANCIAL STATEMENTS (CONTINUED)

1. NATURE OF OPERATIONS, BASIS OF PRESENTATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)


  - Subordination levels or other credit enhancements as of the balance sheet date as compared to origination; and
  - Contractual and regulatory cash obligations.

For a debt security, if we intend to sell a security, or it is more likely than not we will be required to sell a debt security before recovery of its amortized cost basis and the fair value of the debt security is below amortized cost, we conclude that an OTTI has occurred and the amortized cost is written down to current fair value, with a corresponding charge to realized gain (loss) on our Statements of Comprehensive Income (Loss). If we do not intend to sell a debt security, or it is not more likely than not we will be required to sell a debt security before recovery of its amortized cost basis but the present value of the cash flows expected to be collected is less than the amortized cost of the debt security (referred to as the credit loss), we conclude that an OTTI has occurred and the amortized cost is written down to the estimated recovery value with a corresponding charge to realized gain (loss) on our Statements of Comprehensive Income (Loss), as this amount is deemed the credit portion of the OTTI. The remainder of the decline to fair value is recorded in other comprehensive income ("OCI") to unrealized OTTI on AFS securities on our Statements of Stockholder's Equity, as this amount is considered a noncredit (i.e., recoverable) impairment.

When assessing our intent to sell a debt security, or if it is more likely than not we will be required to sell a debt security before recovery of its cost basis, we evaluate facts and circumstances such as, but not limited to, decisions to reposition our security portfolio, sales of securities to meet cash flow needs and sales of securities to capitalize on favorable pricing. In order to determine the amount of the credit loss for a debt security, we calculate the recovery value by performing a discounted cash flow analysis based on the current cash flows and future cash flows we expect to recover. The discount rate is the effective interest rate implicit in the underlying debt security. The effective interest rate is the original yield, or the coupon if the debt security was previously impaired. See the discussion below for additional information on the methodology and significant inputs, by security type, which we use to determine the amount of a credit loss.

Our conclusion that it is not more likely than not that we will be required to sell the fixed maturity AFS securities before recovery of their amortized cost basis, the estimated future cash flows are equal to or greater than the amortized cost basis of the debt securities, or we have the ability to hold the equity AFS securities for a period of time sufficient for recovery is based upon our asset-liability management process. Management considers the following as part of the evaluation:

  - The current economic environment and market conditions;
  - Our business strategy and current business plans;
  - The nature and type of security, including expected maturities and exposure to general credit, liquidity, market and interest rate risk;


  - Our analysis of data from financial models and other internal and industry sources to evaluate the current effectiveness of our hedging and overall risk management strategies;
  - The current and expected timing of contractual maturities of our assets and liabilities, expectations of prepayments on investments and expectations for surrenders and withdrawals of life insurance policies and annuity contracts;
  - The capital risk limits approved by management; and
  - Our current financial condition and liquidity demands.

To determine the recovery period of a debt security, we consider the facts and circumstances surrounding the underlying issuer including, but not limited to, the following:

  - Historical and implied volatility of the security;
  - Length of time and extent to which the fair value has been less than amortized cost;
  - Adverse conditions specifically related to the security or to specific conditions in an industry or geographic area;
  - Failure, if any, of the issuer of the security to make scheduled payments;
    and
  - Recoveries or additional declines in fair value subsequent to the balance sheet date.

In periods subsequent to the recognition of an OTTI, the AFS security is accounted for as if it had been purchased on the measurement date of the OTTI. Therefore, for the fixed maturity AFS security, the original discount or reduced premium is reflected in net investment income over the contractual term of the investment in a manner that produces a constant effective yield.

To determine recovery value of a corporate bond, CLO or CDO, we perform additional analysis related to the underlying issuer including, but not limited to, the following:

  - Fundamentals of the issuer to determine what we would recover if they were to file bankruptcy versus the price at which the market is trading;
  - Fundamentals of the industry in which the issuer operates;
  - Earnings multiples for the given industry or sector of an industry that the underlying issuer operates within, divided by the outstanding debt to determine an expected recovery value of the security in the case of a liquidation;
  - Expected cash flows of the issuer (e.g., whether the issuer has cash flows in excess of what is required to fund its operations);
  - Expectations regarding defaults and recovery rates;
  - Changes to the rating of the security by a rating agency; and
  - Additional market information (e.g., if there has been a replacement of the corporate debt security).

Each quarter we review the cash flows for the MBS to determine whether or not they are sufficient to provide for the recovery of our amortized cost. We revise our cash flow projections only for those securities that are at most risk for impairment based on current credit enhancement and trends in the underlying collateral performance. To determine recovery

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NOTES TO FINANCIAL STATEMENTS (CONTINUED)

1. NATURE OF OPERATIONS, BASIS OF PRESENTATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)


value of a MBS, we perform additional analysis related to the underlying issuer including, but not limited to, the following:

  - Discounted cash flow analysis based on the current cash flows and future cash flows we expect to recover;
  - Level of creditworthiness of the home equity loans or residential mortgages that back an RMBS or commercial mortgages that back a CMBS;
  - Susceptibility to fair value fluctuations for changes in the interest rate environment;
  - Susceptibility to reinvestment risks, in cases where market yields are lower than the securities' book yield earned;
  - Susceptibility to reinvestment risks, in cases where market yields are higher than the book yields earned on a security;
  - Expectations of sale of such a security where market yields are higher than the book yields earned on a security; and
  - Susceptibility to variability of prepayments.

When evaluating MBS and mortgage-related asset-backed securities ("ABS"), we consider a number of pool-specific factors as well as market level factors when determining whether or not the impairment on the security is temporary or other-than-temporary. The most important factor is the performance of the underlying collateral in the security and the trends of that performance in the prior periods. We use this information about the collateral to forecast the timing and rate of mortgage loan defaults, including making projections for loans that are already delinquent and for those loans that are currently performing but may become delinquent in the future. Other factors used in this analysis include type of underlying collateral (e.g., prime, Alt-A or subprime), geographic distribution of underlying loans and timing of liquidations by state. Once default rates and timing assumptions are determined, we then make assumptions regarding the severity of a default if it were to occur. Factors that impact the severity assumption include expectations for future home price appreciation or depreciation, loan size, first lien versus second lien, existence of loan level private mortgage insurance, type of occupancy and geographic distribution of loans. Once default and severity assumptions are determined for the security in question, cash flows for the underlying collateral are projected including expected defaults and prepayments. These cash flows on the collateral are then translated to cash flows on our tranche based on the cash flow waterfall of the entire capital security structure. If this analysis indicates the entire principal on a particular security will not be returned, the security is reviewed for OTTI by comparing the expected cash flows to amortized cost. To the extent that the security has already been impaired or was purchased at a discount, such that the amortized cost of the security is less than or equal to the present value of cash flows expected to be collected, no impairment is required.

Otherwise, if the amortized cost of the security is greater than the present value of the cash flows expected to be collected, and the security was not purchased at a discount greater than the expected principal loss, then impairment is recognized.

We further monitor the cash flows of all of our AFS securities backed by pools on an ongoing basis. We also perform detailed analysis on all of our subprime, Alt-A, non-agency residential MBS and on a significant percentage of our AFS securities backed by pools of commercial mortgages. The detailed analysis includes revising projected cash flows by updating the cash flows for actual cash received and applying assumptions with respect to expected defaults, foreclosures and recoveries in the future. These revised projected cash flows are then compared to the amount of credit enhancement (subordination) in the structure to determine whether the amortized cost of the security is recoverable. If it is not recoverable, we record an impairment of the security.

MORTGAGE LOANS ON REAL ESTATE
Mortgage loans on real estate are carried at unpaid principal balances adjusted for amortization of premiums and accretion of discounts and are net of valuation allowances. Interest income is accrued on the principal balance of the loan based on the loan's contractual interest rate. Premiums and discounts are amortized using the effective yield method over the life of the loan. Interest income and amortization of premiums and discounts are reported in net investment income on our Statements of Comprehensive Income (Loss) along with mortgage loan fees, which are recorded as they are incurred.

Our commercial loan portfolio is comprised of long-term loans secured by existing commercial real estate. As such, it does not exhibit risk characteristics unique to mezzanine, construction, residential, agricultural, land or other types of real estate loans. We believe all of the loans in our portfolio share three primary risks: borrower creditworthiness; sustainability of the cash flow of the property; and market risk; therefore, our methods for monitoring and assessing credit risk are consistent for our entire portfolio. Loans are considered impaired when it is probable that, based upon current information and events, we will be unable to collect all amounts due under the contractual terms of the loan agreement. When we determine that a loan is impaired, a valuation allowance is established for the excess carrying value of the loan over its estimated value. The loan's estimated value is based on: the present value of expected future cash flows discounted at the loan's effective interest rate; the loan's observable market price; or the fair value of the loan's collateral. Valuation allowances are maintained at a level we believe is adequate to absorb estimated probable credit losses of each specific loan. Our periodic evaluation of the adequacy of the allowance for losses is based on our past loan loss experience, known and inherent risks in the portfolio, adverse situations that may affect the borrower's ability to repay (including the timing of future payments), the estimated value of the underlying collateral, composition of the loan portfolio, current economic conditions and other relevant factors. Trends in market vacancy and rental rates are incorporated into the analysis that we perform for monitored loans and may contribute to the establishment of (or an increase or decrease in) an allowance for credit losses. In addition, we review each loan individually in our commercial mortgage loan portfolio on an annual basis to identify emerging risks. We focus on properties that experienced a reduction in debt-service coverage or that have significant exposure to

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NOTES TO FINANCIAL STATEMENTS (CONTINUED)

1. NATURE OF OPERATIONS, BASIS OF PRESENTATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)


tenants with deteriorating credit profiles. Where warranted, we establish or increase loss reserves for a specific loan based upon this analysis. Our process for determining past due or delinquency status begins when a payment date is missed, at which time the borrower is contacted. After the grace period expiration that may last up to 10 days, we send a default notice. The default notice generally provides a short time period to cure the default. Our policy is to report loans that are 60 or more days past due, which equates to two or more payments missed, as delinquent. We do not accrue interest on loans 90 days past due, and any interest received on these loans is either applied to the principal or recorded in net investment income on our Statements of Comprehensive Income (Loss) when received, depending on the assessment of the collectibility of the loan. We resume accruing interest once a loan complies with all of its original terms or restructured terms. Mortgage loans deemed uncollectible are charged against the allowance for losses, and subsequent recoveries, if any, are credited to the allowance for losses. All mortgage loans that are impaired have an established allowance for credit losses. Changes in valuation allowances are reported in realized gain (loss) on our Statements of Comprehensive Income (Loss).

We measure and assess the credit quality of our mortgage loans by using loan-to-value and debt-service coverage ratios. The loan-to-value ratio compares the principal amount of the loan to the fair value at origination of the underlying property collateralizing the loan and is commonly expressed as a percentage. Loan-to-value ratios greater than 100% indicate that the principal amount is greater than the collateral value. Therefore, all else being equal, a lower loan-to-value ratio generally indicates a higher quality loan. The debt-service coverage ratio compares a property's net operating income to its debt-service payments. Debt-service coverage ratios of less than 1.0 indicate that property operations do not generate enough income to cover its current debt payments. Therefore, all else being equal, a higher debt-service coverage ratio generally indicates a higher quality loan.

POLICY LOANS
Policy loans represent loans we issue to contract holders that use the cash surrender value of their life insurance policy as collateral. Policy loans are carried at unpaid principal balances.

DERIVATIVE INSTRUMENTS
We have certain variable annuity products with guaranteed withdrawal benefits ("GWB") and guaranteed income benefits ("GIB") features that are embedded derivatives and reported as either assets or liabilities on our Balance Sheets. These embedded derivatives are carried at fair value with changes in fair value recognized in net income during the period of change.

CASH AND INVESTED CASH
Cash and invested cash is carried at cost and includes all highly liquid debt instruments purchased with an original maturity of three months or less.

DAC, VOBA, DSI AND DFEL
Acquisition costs directly related to successful contract acquisitions or renewals of Universal Life ("UL") insurance, Variable Universal Life ("VUL") insurance, traditional life insurance, annuities and other investment contracts have been deferred (i.e., DAC) to the extent recoverable. VOBA is an intangible asset that reflects the estimated fair value of in-force contracts in a life insurance company acquisition and represents the portion of the purchase price that is allocated to the value of the right to receive future cash flows from the business in force at the acquisition date. Bonus credits and excess interest for dollar cost averaging contracts are considered DSI. Contract sales charges that are collected in the early years of an insurance contract are deferred (i.e., DFEL), and the unamortized balance is reported in other contract holder funds on our Balance Sheets.

Both DAC and VOBA amortization, excluding amounts reported in realized gain
(loss), is reported within commissions and other expenses on our Statements of Comprehensive Income (Loss). DSI amortization, excluding amounts reported in realized gain (loss), is reported in interest credited on our Statements of Comprehensive Income (Loss). The amortization of DFEL, excluding amounts reported in realized gain (loss), is reported within fee income on our Statements of Comprehensive Income (Loss). The methodology for determining the amortization of DAC, VOBA, DSI and DFEL varies by product type. For all insurance contracts, amortization is based on assumptions consistent with those used in the development of the underlying contract adjusted for emerging experience and expected trends.

Acquisition costs for UL and VUL insurance and investment-type products, which include fixed and variable deferred annuities, are generally amortized over the lives of the policies in relation to the incidence of estimated gross profits ("EGPs") from surrender charges, investment, mortality net of reinsurance ceded and expense margins and actual realized gain (loss) on investments. Contract lives for UL and VUL policies are estimated to be 40 years based on the expected lives of the contracts. Contract lives for fixed and variable deferred annuities are generally between 13 and 30 years, while some of our fixed multi-year guarantee products have amortization periods equal to the guarantee period. The front-end load annuity product has an assumed life of 25 years. Longer lives are assigned to those blocks that have demonstrated favorable lapse experience.

Acquisition costs for all traditional contracts, including traditional life insurance contracts, such as individual whole life, group business and term life insurance, are amortized over the expected premium-paying period that ranges from 7 to 77 years. Acquisition costs are either amortized on a straight-line basis or as a level percent of premium of the related policies depending on the block of business. There is currently no DAC, VOBA, DSI or DFEL balance or related amortization for fixed and variable payout annuities.

We account for modifications of insurance contracts that result in a substantially unchanged contract as a continuation of the replaced contract. We account for modifications of insurance

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NOTES TO FINANCIAL STATEMENTS (CONTINUED)

1. NATURE OF OPERATIONS, BASIS OF PRESENTATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)


contracts that result in a substantially changed contract as an extinguishment of the replaced contract.

The carrying amounts of DAC, VOBA, DSI and DFEL are adjusted for the effects of realized and unrealized gains and losses on securities classified as AFS and certain derivatives and embedded derivatives. Amortization expense of DAC, VOBA, DSI and DFEL reflects an assumption for an expected level of credit-related investment losses. When actual credit-related investment losses are realized, we recognize a true-up to our DAC, VOBA, DSI and DFEL amortization within realized gain (loss) on our Statements of Comprehensive Income (Loss) reflecting the incremental effect of actual versus expected credit-related investment losses. These actual to expected amortization adjustments can create volatility from period to period in realized gain
(loss).

During the third quarter of each year, we conduct our annual comprehensive review of the assumptions and the projection models used for our estimates of future gross profits underlying the amortization of DAC, VOBA, DSI and DFEL and the calculations of the embedded derivatives and reserves for life insurance and annuity products with living benefit and death benefit guarantees. These assumptions include investment margins, mortality, retention, rider utilization and maintenance expenses (costs associated with maintaining records relating to insurance and individual and group annuity contracts, and with the processing of premium collections, deposits, withdrawals and commissions). Based on our review, the cumulative balances of DAC, VOBA, DSI and DFEL included on our Balance Sheets are adjusted with an offsetting benefit or charge to revenue or amortization expense to reflect such change related to our expectations of future EGPs ("unlocking"). We may have unlocking in other quarters as we become aware of information that warrants updating assumptions outside of our annual comprehensive review. We may also identify and implement actuarial modeling refinements that result in increases or decreases to the carrying values of DAC, VOBA, DSI, DFEL, embedded derivatives and reserves for life insurance and annuity products with living benefit and death benefit guarantees.

DAC, VOBA, DSI and DFEL are reviewed to ensure that the unamortized portion does not exceed the expected recoverable amounts.

REINSURANCE
We enter into reinsurance agreements with other companies in the normal course of business. Assets and liabilities and premiums and benefits from certain reinsurance contracts that grant statutory surplus relief to other insurance companies are netted on our Balance Sheets and Statements of Comprehensive Income (Loss), respectively, because there is a right of offset. All other reinsurance agreements are reported on a gross basis on our Balance Sheets as an asset for amounts recoverable from reinsurers or as a component of other liabilities for amounts, such as premiums, owed to the reinsurers, with the exception of modified coinsurance ("Modco") agreements for which the right of offset also exists. Reinsurance premiums and benefits paid or provided are accounted for on bases consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts. Premiums, benefits and DAC are reported net of insurance ceded.

GOODWILL
We recognize the excess of the purchase price, plus the fair value of any noncontrolling interest in the acquiree, over the fair value of identifiable net assets acquired as goodwill. Goodwill is not amortized, but is reviewed at least annually for indications of value impairment, with consideration given to financial performance and other relevant factors. We perform a two-step test in our evaluation of the carrying value of goodwill for each of our reporting units, if qualitative factors determine it is necessary to complete the two-step goodwill impairment test. The results of one test on one reporting unit cannot subsidize the results of another reporting unit. In Step 1 of the evaluation, the fair value of each reporting unit is determined and compared to the carrying value of the reporting unit. If the fair value is greater than the carrying value, then the carrying value of the reporting unit is deemed to be recoverable, and Step 2 is not required. If the fair value estimate is less than the carrying value, it is an indicator that impairment may exist, and Step 2 is required. In Step 2, the implied fair value of goodwill is determined for the reporting unit. The reporting unit's fair value as determined in Step 1 is assigned to all of its net assets (recognized and unrecognized) as if the reporting unit were acquired in a business combination as of the date of the impairment test. If the implied fair value of the reporting unit's goodwill is lower than its carrying amount, goodwill is impaired and written down to its fair value; and a charge is reported in impairment of intangibles on our Statements of Comprehensive Income (Loss).

OTHER ASSETS AND OTHER LIABILITIES
Other assets consist primarily of guaranteed living benefit ("GLB") reserves embedded derivatives, DSI, specifically identifiable intangible assets, property and equipment owned by the Company, balances associated with corporate-owned and bank-owned life insurance, certain reinsurance assets, receivables resulting from sales of securities that had not yet settled as of the balance sheet date and other prepaid expenses. Other liabilities consist primarily of employee benefit liabilities, certain reinsurance payables, payables resulting from purchases of securities that had not yet settled as of the balance sheet date and other accrued expenses.

Other assets and other liabilities on our Consolidated Balance Sheets include GLB features and remaining guaranteed interest and similar contracts that are carried at fair value, which represents approximate exit value including an estimate for our non-performance risk ("NPR"). Certain of these features have elements of both insurance benefits and embedded derivatives. Through our hybrid accounting approach, we assign benefits to the embedded derivative or insurance based on the life-contingent nature of the benefits. We classify these GLB reserves embedded derivatives in Level 3 within the hierarchy levels described above in "Fair Value Measurement."

LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

1. NATURE OF OPERATIONS, BASIS OF PRESENTATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)


The carrying values of specifically identifiable intangible assets are reviewed at least annually for indicators of impairment in value that are other-than-temporary, including unexpected or adverse changes in the following: the economic or competitive environments in which the company operates; profitability analyses; cash flow analyses; and the fair value of the relevant business operation. If there was an indication of impairment, then the discounted cash flow method would be used to measure the impairment, and the carrying value would be adjusted as necessary and reported in impairment of intangibles on our Statements of Comprehensive Income (Loss). Sales force intangibles are attributable to the value of the new business distribution system acquired through business combinations. These assets are amortized on a straight-line basis over their useful life of 25 years.

Property and equipment owned for company use is carried at cost less allowances for depreciation. Provisions for depreciation of investment real estate and property and equipment owned for company use are computed principally on the straight-line method over the estimated useful lives of the assets, which include buildings, computer hardware and software and other property and equipment. We periodically review the carrying value of our long-lived assets, including property and equipment, for impairment whenever events or circumstances indicate that the carrying amount of such assets may not be fully recoverable. For long-lived assets to be held and used, impairments are recognized when the carrying amount of a long-lived asset is not recoverable and exceeds its fair value. The carrying amount of a long-lived asset is not recoverable if it exceeds the sum of the undiscounted cash flows expected to result from the use and eventual disposition of the asset. An impairment loss is measured as the amount by which the carrying amount of a long-lived asset exceeds its fair value.

Long-lived assets to be disposed of by abandonment or in an exchange for a similar productive long-lived asset are classified as held-for-use until they are disposed. Long-lived assets to be sold are classified as held-for-sale and are no longer depreciated. Certain criteria have to be met in order for the long-lived asset to be classified as held-for-sale, including that a sale is probable and expected to occur within one year. Long-lived assets classified as held-for-sale are recorded at the lower of their carrying amount or fair value less cost to sell.

Certain amounts reported in prior years' financial statements have been reclassified to conform to the presentation adopted in the current year. Specifically, income taxes payable were reclassified from other liabilities to a separate line item. This reclassification had no effect on net income or stockholder's equity of the prior years.

SEPARATE ACCOUNT ASSETS AND LIABILITIES
We maintain separate account assets, which are reported at fair value. The related liabilities are reported at an amount equivalent to the separate account assets. Investment risks associated with market value changes are borne by the contract holders, except to the extent of minimum guarantees made by the Company with respect to certain accounts.



We issue variable annuity contracts through our separate accounts for which investment income and investment gains and losses accrue directly to, and investment risk is borne by, the contract holder (traditional variable annuities). We also issue variable annuity and life contracts through separate accounts that include various types of guaranteed death benefit ("GDB"), guaranteed withdrawal benefit ("GWB") and guaranteed income benefit ("GIB") features. The GDB features include those where we contractually guarantee to the contract holder either: return of no less than total deposits made to the contract less any partial withdrawals ("return of net deposits"); total deposits made to the contract less any partial withdrawals plus a minimum return ("minimum return"); or the highest contract value on any contract anniversary date through age 80 minus any payments or withdrawals following the contract anniversary ("anniversary contract value").

As discussed in Note 4, certain features of these guarantees are accounted for as embedded derivative reserves, whereas other guarantees are accounted for as benefit reserves. Other guarantees contain characteristics of both and are accounted for under an approach that calculates the value of the embedded derivative reserve and the benefit reserve based on the specific characteristics of each guaranteed living benefit ("GLB") feature. We use derivative instruments to hedge our exposure to the risks and earnings volatility that result from the embedded derivatives for living benefits in certain of our variable annuity products. The change in fair value of these instruments tends to move in the opposite direction of the change in the value of the associated reserves. The net impact of these changes is reported as a component of realized gain (loss) on our Statements of Comprehensive Income
(Loss).

The "market consistent scenarios" used in the determination of the fair value of the GLB liability are similar to those used by an investment bank to value derivatives for which the pricing is not transparent and the aftermarket is nonexistent or illiquid. We use risk-neutral Monte Carlo simulations in our calculation to value the entire block of guarantees, which involve 100 unique scenarios per policy or approximately 43 million scenarios. The market consistent scenario assumptions, as of each valuation date, are those we view to be appropriate for a hypothetical market participant. The market consistent inputs include assumptions for the capital markets (e.g., implied volatilities, correlation among indices, risk-free swap curve, etc.), policyholder behavior (e.g., policy lapse, benefit utilization, mortality, etc.), risk margins, administrative expenses and a margin for profit. We believe these assumptions are consistent with those that would be used by a market participant; however, as the related markets develop we will continue to reassess our assumptions. It is possible that different valuation techniques and assumptions could produce a materially different estimate of fair value.

FUTURE CONTRACT BENEFITS AND OTHER CONTRACT HOLDER FUNDS
Future contract benefits represent liability reserves that we have established and carry based on estimates of how much we will need to pay for future benefits and claims. Other contract holder funds represent liabilities for fixed account values,

LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

1. NATURE OF OPERATIONS, BASIS OF PRESENTATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)


including the fixed portion of variable, dividends payable, premium deposit funds, undistributed earnings on participating business and other contract holder funds as well the carrying value of DFEL discussed above.

The liabilities for future contract benefits and claim reserves for UL and VUL insurance policies consist of contract account balances that accrue to the benefit of the contract holders, excluding surrender charges. The liabilities for future insurance contract benefits and claim reserves for traditional life policies are computed using assumptions for investment yields, mortality and withdrawals based principally on generally accepted actuarial methods and assumptions at the time of contract issue. Investment yield assumptions for traditional direct individual life reserves for all contracts range from 2.25% to 7.75% depending on the time of contract issue. The investment yield assumptions for immediate and deferred paid-up annuities range from 1.50% to 10.00%. These investment yield assumptions are intended to represent an estimation of the interest rate experience for the period that these contract benefits are payable.

The liabilities for future claim reserves for variable annuity products containing GDB features are calculated by estimating the present value of total expected benefit payments over the life of the contract from inception divided by the present value of total expected assessments over the life of the contract ("benefit ratio") multiplied by the cumulative assessments recorded from the contract inception through the balance sheet date less the cumulative GDB payments plus interest on the liability. The change in the liability for a period is the benefit ratio multiplied by the assessments recorded for the period less GDB claims paid in the period plus interest. As experience or assumption changes result in a change in expected benefit payments or assessments, the benefit ratio is unlocked, that is, recalculated using the updated expected benefit payments and assessments over the life of the contract since inception. The revised benefit ratio is then applied to the liability calculation described above, with the resulting change in liability reported as benefit ratio unlocking.

With respect to our future contract benefits and other contract holder funds, we continually review overall reserve position, reserving techniques and reinsurance arrangements. As experience develops and new information becomes known, liabilities are adjusted as deemed necessary. The effects of changes in estimates are included in the operating results for the period in which such changes occur.

The business written or assumed by us includes participating life insurance contracts, under which the contract holder is entitled to share in the earnings of such contracts via receipt of dividends. The dividend scale for participating policies is reviewed annually and may be adjusted to reflect recent experience and future expectations. As of December 31, 2013 and 2012, participating policies comprised approximately 4% of the face amount of insurance in force, and dividend expenses were $18 million, $21 million and $24 million for the years ended December 31, 2013, 2012 and 2011, respectively.



Liabilities for the secondary guarantees on UL-type products are calculated by multiplying the benefit ratio by the cumulative assessments recorded from contract inception through the balance sheet date less the cumulative secondary guarantee benefit payments plus interest. If experience or assumption changes result in a new benefit ratio, the reserves are adjusted to reflect the changes in a manner similar to the unlocking of DAC, VOBA, DFEL and DSI. The accounting for secondary guarantee benefits impacts, and is impacted by, EGPs used to calculate amortization of DAC, VOBA, DFEL and DSI.

The fair value of our indexed annuity contracts is based on their approximate surrender values.

COMMITMENTS AND CONTINGENCIES
Contingencies arising from environmental remediation costs, regulatory judgments, claims, assessments, guarantees, litigation, recourse reserves, fines, penalties and other sources are recorded when deemed probable and reasonably estimable.

FEE INCOME
Fee income for investment and interest-sensitive life insurance contracts consist of asset-based fees, cost of insurance charges, percent of premium charges, contract administration charges and surrender charges that are assessed against contract holder account balances. Investment products consist primarily of individual and group variable and fixed deferred annuities. Interest-sensitive life insurance products include UL insurance, VUL insurance and other interest-sensitive life insurance policies. These products include life insurance sold to individuals, corporate-owned life insurance and bank-owned life insurance.

In bifurcating the embedded derivative of our GLB features on our variable annuity products, we attribute to the embedded derivative the portion of total fees collected from the contract holder that relate to the GLB riders (the "attributed fees"), which are not reported within fee income on our Statements of Comprehensive Income (Loss). These attributed fees represent the present value of future claims expected to be paid for the GLB at the inception of the contract plus a margin that a theoretical market participant would include for risk/profit and are reported within realized gain (loss) on our Statements of Comprehensive Income (Loss).

The timing of revenue recognition as it relates to fees assessed on investment contracts is determined based on the nature of such fees. Asset-based fees, cost of insurance and contract administration charges are assessed on a daily or monthly basis and recognized as revenue when assessed and earned. Percent of premium charges are assessed at the time of premium payment and recognized as revenue when assessed and earned. Certain amounts assessed that represent compensation for services to be provided in future periods are reported as unearned revenue and recognized in income over the periods benefited. Surrender charges are recognized upon surrender of a contract by the contract holder in accordance with contractual terms.

LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

1. NATURE OF OPERATIONS, BASIS OF PRESENTATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)


For investment and interest-sensitive life insurance contracts, the amounts collected from contract holders are considered deposits and are not included in revenue.

INSURANCE PREMIUMS
Our insurance premiums for traditional life insurance and group insurance products are recognized as revenue when due from the contract holder. Our traditional life insurance products include those products with fixed and guaranteed premiums and benefits and consist primarily of whole life insurance, limited-payment life insurance, term life insurance and certain annuities with life contingencies. Our group non-medical insurance products consist primarily of term life, disability and dental.

NET INVESTMENT INCOME
Dividends and interest income, recorded in net investment income, are recognized when earned. Amortization of premiums and accretion of discounts on investments in debt securities are reflected in net investment income over the contractual terms of the investments in a manner that produces a constant effective yield.

For CLOs and MBS, included in the AFS fixed maturity securities portfolios, we recognize income using a constant effective yield based on anticipated prepayments and the estimated economic life of the securities. When actual prepayments differ significantly from originally anticipated prepayments, the retrospective effective yield is recalculated to reflect actual payments to date and a catch up adjustment is recorded in the current period. In addition, the new effective yield, which reflects anticipated future payments, is used prospectively. Any adjustments resulting from changes in effective yield are reflected in net investment income on our Statements of Comprehensive Income
(Loss).

REALIZED GAIN (LOSS)
Realized gain (loss) on our Statements of Comprehensive Income (Loss) includes realized gains and losses from the sale of investments, write-downs for other-than-temporary impairments of investments, certain derivative and embedded derivative gains and losses, and net gains and losses on reinsurance embedded derivatives. Realized gains and losses on the sale of investments are determined using the specific identification method. Realized gain (loss) is recognized in net income, net of associated amortization of DAC, VOBA, DSI and DFEL. Realized gain (loss) is also net of allocations of investment gains and losses to certain contract holders and certain funds withheld on reinsurance arrangements for which we have a contractual obligation.

INTEREST CREDITED
Interest credited includes interest credited to contract holder account balances. Interest crediting rates associated with funds invested in our general account during 2011 through 2013 ranged from 1% to 10%.

BENEFITS
Benefits for UL and other interest-sensitive life insurance products include benefit claims incurred during the period in excess of contract account balances. Benefits also include the change in reserves for life insurance products with secondary guarantee benefits, annuity products with guaranteed death and living benefits, and certain annuities with life contingencies. For traditional life, group health and disability income products, benefits are recognized when incurred in a manner consistent with the related premium recognition policies.

PENSION AND OTHER POSTRETIREMENT BENEFIT PLANS
Our employees participate in the pension and post-retirement benefit plans that are sponsored by LNC and LNL. Pursuant to the accounting rules for our obligations to employees and agents under our various pension and other postretirement benefit plans, we are required to make a number of assumptions to estimate related liabilities and expenses. We use assumptions for the weighted-average discount rate and expected return on plan assets to estimate pension expense. The discount rate assumptions are determined using an analysis of current market information and the projected benefit flows associated with these plans. The expected long-term rate of return on plan assets is based on historical and projected future rates of return on the funds invested in the plan. The calculation of our accumulated postretirement benefit obligation also uses an assumption of weighted-average annual rate of increase in the per capita cost of covered benefits, which reflects a health care cost trend rate.

STOCK-BASED COMPENSATION
In general, we expense the fair value of stock awards included in our incentive compensation plans. As of the date LNC's Board of Directors approves our stock awards, the fair value of stock options is determined using a Black-Scholes options valuation methodology, and the fair value of other stock awards is based upon the market value of the stock. The fair value of the awards is expensed over the performance or service period, which generally corresponds to the vesting period, and is recognized as an increase to common stock in stockholder's equity. We classify certain stock awards as liabilities. For these awards, the settlement value is classified as a liability on our Balance Sheets, and the liability is marked-to-market through net income at the end of each reporting period. Stock-based compensation expense is reflected in commissions and other expenses on our Statements of Comprehensive Income
(Loss).

INCOME TAXES
We file a U.S. consolidated income tax return with LNC and its subsidiaries. Pursuant to an inter-company tax sharing agreement with LNC, we provide for income taxes on a separate return filing basis. The tax sharing agreement also provides that we will receive benefit for net operating losses, capital losses and tax credits that are not usable on a separate return basis to the extent such items may be utilized in the consolidated income tax returns of LNC. Deferred income taxes are recognized, based on enacted rates, when assets and liabilities have different values for financial statement and tax reporting purposes. A valuation allowance is recorded to the extent required.

LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------
2. NEW ACCOUNTING STANDARDS


ADOPTION OF NEW ACCOUNTING STANDARDS

BALANCE SHEET TOPIC
In December 2011, the FASB issued Accounting Standards Update ("ASU") No. 2011-11, "Disclosures about Offsetting Assets and Liabilities" ("ASU 2011-11") to address certain comparability issues between financial statements prepared in accordance with GAAP and those prepared in accordance with International Financial Reporting Standards ("IFRS"). In January 2013, the FASB issued ASU No. 2013-01, "Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities" ("ASU 2013-01"), to provide information regarding the scope of the disclosures required by ASU 2011-11 to the financial instruments and derivatives reported in an entity's financial statements. ASU 2011-11 requires an entity to provide enhanced disclosures about certain financial instruments and derivative instruments, as defined in ASU 2013-01, to enable users to understand the effects of offsetting in the financial statements as well as the effects of master netting arrangements on an entity's financial condition. We adopted the disclosure requirements of ASU 2011-11, after considering the scope clarification in ASU 2013-01, as of January 1, 2013, and have included the required disclosures for all comparative periods in Note 4.

COMPREHENSIVE INCOME TOPIC
In February 2013, the FASB issued ASU No. 2013-02, "Reporting of Amounts Reclassified Out of Accumulated Other Comprehensive Income" ("ASU 2013-02"), which requires enhanced reporting of such amounts either on the face of the financial statements or in the notes to the financial statements. Under ASU 2013-02, the type of reclassification out of AOCI, as defined under current GAAP, will dictate whether the disclosure must provide the effect of the reclassification on the respective financial statement line items or whether cross-referencing to other disclosures that provide additional detail about the reclassification will be required. We adopted the disclosure requirements in ASU 2013-02 as of January 1, 2013, and have included the required disclosure in
Note 11.

FUTURE ADOPTION OF NEW ACCOUNTING STANDARDS

FINANCIAL SERVICES -- INVESTMENT COMPANIES TOPIC
In June 2013, the FASB issued ASU No. 2013-08, "Amendments to the Scope, Measurement, and Disclosure Requirements" ("ASU 2013-08"), which provides comprehensive accounting guidance for assessing whether an entity is an investment company. ASU 2013-08 requires an assessment of all the characteristics of an investment company through the use of a new two-tiered approach, which considers the entity's purpose and design to determine whether it is an investment company. As a result of applying the new criteria in ASU 2013-08, an entity once considered an investment company may no longer meet the new criteria to be classified as such, and conversely, an entity not classified as an investment company under current GAAP may satisfy the criteria to be classified as such upon the adoption of ASU 2013-08. If an entity is no longer classified as an investment company, it must discontinue the application of investment company accounting guidance and present the change in status through a cumulative effect adjustment to the beginning balance of retained earnings in the period of adoption. If an entity becomes classified as an investment company, ASU 2013-08 should be applied prospectively with the effect of adoption recognized as an adjustment to opening net assets for the period of adoption. The amendments in ASU 2013-08 are effective for interim and annual reporting periods in fiscal years beginning after December 15, 2013, with early application prohibited. We will adopt the requirements in ASU 2013-08 effective January 1, 2014, and are currently evaluating the impact of adoption on our financial condition and results of operations.

INCOME TAXES TOPIC
In July 2013, the FASB issued ASU No. 2013-11, "Presentation of an Unrecognized Tax Benefit When a Net Operating Loss Carryforward, a Similar Tax Loss, or a Tax Credit Carryforward Exists" ("ASU 2013-11") in order to explicitly define the financial statement presentation requirements in GAAP. ASU 2013-11 provides guidance on the presentation of unrecognized tax benefits when net operating loss carryforwards, similar tax losses, or tax credit carryforwards exist. The amendments in the ASU are effective prospectively for interim and annual reporting periods in fiscal years beginning after December 15, 2013, with early application permitted. We will adopt the requirements of ASU 2013-11 effective January 1, 2014, and will include the new disclosure requirements in the notes to our financial statements.

OTHER EXPENSES TOPIC
In July 2011, the FASB issued ASU No. 2011-06, "Fees Paid to the Federal Government by Health Insurers" ("ASU 2011-06") in order to address the question of how health insurers should recognize and classify fees mandated by the Patient Protection and Affordable Care Act as amended by the Health Care and Education Reconciliation Act. The annual fee is imposed on health insurers for each calendar year beginning on or after January 1, 2014, and is payable no later than September 30 of the applicable year. If a fee payment is required in the applicable year, ASU 2011-06 requires the health insurer to record the liability in full with a corresponding deferred cost that is amortized to expense using a straight-line method of allocation over the applicable year. The ASU indicates that the annual fee does not meet the definition of an acquisition cost in accordance with Topic 944 of the FASB ASC. The amendments in ASU 2011-06 are effective for calendar years beginning after December 31, 2013, when the fee initially becomes effective. We will adopt the requirements of ASU 2011-06 effective January 1, 2014. The amendments will not have a material effect on our financial condition and results of operations.

LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------
3. INVESTMENTS


AFS SECURITIES

Pursuant to the Fair Value Measurements and Disclosures Topic of the FASB ASC, we have categorized AFS securities into a three-level hierarchy, based on the priority of the inputs to the respective valuation technique. The fair value hierarchy gives the highest priority to quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3), as described in Note 1, which also includes additional disclosures regarding our fair value measurements.



The amortized cost, gross unrealized gains, losses and OTTI and fair value of AFS securities (in millions) were as follows:

                                                                                                 AS OF DECEMBER 31, 2013
                                                                                   -------------------------------------------------
                                                                                    AMORTIZED        GROSS UNREALIZED          FAIR
                                                                                                 ------------------------
                                                                                      COST        GAINS   LOSSES     OTTI      VALUE
                                                                                   ----------    ------   ------    -----    -------
FIXED MATURITY SECURITIES:
Corporate bonds.............................................................         $ 5,920     $ 443     $ 114     $10     $ 6,239
U.S. government bonds.......................................................              28         4        --      --          32
Foreign government bonds....................................................              41         4        --      --          45
RMBS........................................................................             455        33        --       4         484
CMBS........................................................................              49         2         1       1          49
CLOs........................................................................              18        --        --      --          18
State and municipal bonds...................................................             282        18         2      --         298
Hybrid and redeemable preferred securities..................................              87        10         3      --          94
                                                                                   ----------    ------   ------    -----    -------
      Total fixed maturity AFS securities...................................         $ 6,880     $ 514     $ 120     $15     $ 7,259
                                                                                   ==========    ======   ======    =====    =======

                                                                                                 AS OF DECEMBER 31, 2012
                                                                                   -------------------------------------------------
                                                                                    AMORTIZED        GROSS UNREALIZED          FAIR
                                                                                                 ------------------------
                                                                                      COST        GAINS   LOSSES     OTTI      VALUE
                                                                                   ----------    ------   ------    -----    -------
FIXED MATURITY SECURITIES:
Corporate bonds.............................................................         $ 5,541     $ 799     $  49     $11     $ 6,280
U.S. government bonds.......................................................              29         7        --      --          36
Foreign government bonds....................................................              44         8        --      --          52
RMBS........................................................................             619        59        --       8         670
CMBS........................................................................              76         5         2       1          78
CLOs........................................................................              15        --        --      --          15
State and municipal bonds...................................................             285        56        --      --         341
Hybrid and redeemable preferred securities..................................              99        13         4      --         108
                                                                                   ----------    ------   ------    -----    -------
      Total fixed maturity securities.......................................           6,708       947        55      20       7,580
Equity securities...........................................................               2         1        --      --           3
                                                                                   ----------    ------   ------    -----    -------
         Total AFS securities...............................................         $ 6,710     $ 948     $  55     $20     $ 7,583
                                                                                   ==========    ======   ======    =====    =======

The amortized cost and fair value of fixed maturity AFS securities by contractual maturities (in millions) as of December 31, 2013, were as follows:

                                                                                     AMORTIZED       FAIR
                                                                                       COST          VALUE
                                                                                     ---------     -------
Due in one year or less.........................................................      $   165      $   169
Due after one year through five years...........................................        1,316        1,452
Due after five years through ten years..........................................        1,832        1,944
Due after ten years.............................................................        3,045        3,143
                                                                                     ---------     -------
   Subtotal.....................................................................        6,358        6,708
                                                                                     ---------     -------
MBS.............................................................................          504          533
CDOs............................................................................           18           18
                                                                                     ---------     -------
      Total fixed maturity AFS securities.......................................      $ 6,880      $ 7,259
                                                                                     =========     =======

Actual maturities may differ from contractual maturities because issuers may have the right to call or pre-pay obligations.

LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
3. INVESTMENTS (CONTINUED)


The fair value and gross unrealized losses, including the portion of OTTI recognized in OCI, of AFS securities (dollars in millions), aggregated by investment category and length of time that individual securities have been in a continuous unrealized loss position, were as follows:

                                                                                    AS OF DECEMBER 31, 2013
                                                        ----------------------------------------------------------------------------
                                                            LESS THAN OR EQUAL           GREATER THAN
                                                             TO TWELVE MONTHS            TWELVE MONTHS                 TOTAL
                                                        ------------------------     --------------------     ----------------------
                                                                         GROSS                    GROSS                      GROSS
                                                                      UNREALIZED               UNREALIZED                 UNREALIZED
                                                           FAIR       LOSSES AND     FAIR      LOSSES AND       FAIR      LOSSES AND
                                                           VALUE         OTTI        VALUE        OTTI          VALUE        OTTI
                                                        ---------     ----------     -----     ----------     -------     ----------
FIXED MATURITY SECURITIES:
Corporate bonds.......................................    $ 1,332        $ 85        $ 192        $ 39        $ 1,524        $ 124
Foreign government bonds..............................          2          --           --          --              2           --
RMBS..................................................         59           1           24           3             83            4
CMBS..................................................          8           1            3           1             11            2
CLOs..................................................         18          --           --          --             18           --
State and municipal bonds.............................         39           1            5           1             44            2
Hybrid and redeemable preferred securities............         10          --           13           3             23            3
                                                        ---------     ----------     -----     ----------     -------     ----------
         Total fixed maturity AFS securities..........    $ 1,468        $ 88        $ 237        $ 47        $ 1,705        $ 135
                                                        =========     ==========     =====     ==========     =======     ==========
Total number of AFS securities in an unrealized loss
 position.............................................                                                                         380
                                                                                                                          ==========

                                                                                    AS OF DECEMBER 31, 2012
                                                          --------------------------------------------------------------------------
                                                            LESS THAN OR EQUAL           GREATER THAN
                                                             TO TWELVE MONTHS            TWELVE MONTHS                 TOTAL
                                                          ----------------------     --------------------     ----------------------
                                                                         GROSS                    GROSS                      GROSS
                                                                      UNREALIZED               UNREALIZED                 UNREALIZED
                                                           FAIR       LOSSES AND     FAIR      LOSSES AND       FAIR      LOSSES AND
                                                           VALUE         OTTI        VALUE        OTTI          VALUE        OTTI
                                                          -------     ----------     -----     ----------     -------     ----------
FIXED MATURITY SECURITIES:
Corporate bonds.........................................  $   267        $ 14        $ 150        $ 46        $   417        $  60
RMBS....................................................       34           5           15           3             49            8
CMBS....................................................       --           2            8           1              8            3
Hybrid and redeemable preferred securities..............       --          --           32           4             32            4
                                                          -------     ----------     -----     ----------     -------     ----------
         Total fixed maturity AFS securities............  $   301        $ 21        $ 205        $ 54        $   506        $  75
                                                          =======     ==========     =====     ==========     =======     ==========
Total number of AFS securities in an unrealized loss
 position...............................................                                                                       167
                                                                                                                          ==========

The fair value, gross unrealized losses, the portion of OTTI recognized in OCI (in millions) and number of AFS securities where the fair value had declined and remained below amortized cost by greater than 20% were as follows:

                                                                                                  AS OF DECEMBER 31, 2013
                                                                                       ---------------------------------------------
                                                                                                                          NUMBER
                                                                                       FAIR       GROSS UNREALIZED          OF
                                                                                                 -----------------
                                                                                       VALUE      LOSSES      OTTI     SECURITIES(1)
                                                                                       -----     -------     -----     -------------
Less than six months..........................................................         $  1       $  --       $ --            1
Twelve months or greater......................................................           71          22          9           30
                                                                                       -----     -------     -----     -------------
   Total......................................................................         $ 72       $  22       $  9           31
                                                                                       =====     =======     =====     =============

                                                                                                  AS OF DECEMBER 31, 2012
                                                                                       ---------------------------------------------
                                                                                                                          NUMBER
                                                                                       FAIR       GROSS UNREALIZED          OF
                                                                                                 -----------------
                                                                                       VALUE      LOSSES      OTTI     SECURITIES(1)
                                                                                       -----     -------     -----     -------------
Less than six months..........................................................         $  5       $   1       $ --            3
Nine months or greater, but less than twelve months...........................            1          --         --            2
Twelve months or greater......................................................           73          43         13           42
                                                                                       -----     -------     -----     -------------
   Total......................................................................         $ 79       $  44       $ 13           47
                                                                                       =====     =======     =====     =============

--------------
(1) We may reflect a security in more than one aging category based on various purchase dates.

LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
3. INVESTMENTS (CONTINUED)


We regularly review our investment holdings for OTTI. Our gross unrealized losses, including the portion of OTTI recognized in OCI, on AFS securities increased $60 million for the year ended December 31, 2013. As discussed further below, we believe the unrealized loss position as of December 31, 2013, did not represent OTTI as (i) we did not intend to sell these fixed maturity AFS securities; (ii) it is not more likely than not that we will be required to sell the fixed maturity AFS securities before recovery of their amortized cost basis; (iii) the estimated future cash flows were equal to or greater than the amortized cost basis of the debt securities; and (iv) we had the ability and intent to hold the equity AFS securities for a period of time sufficient for recovery.

Based upon this evaluation as of December 31, 2013, management believes we have the ability to generate adequate amounts of cash from our normal operations (e.g., insurance premiums and fees and investment income) to meet cash requirements with a prudent margin of safety without requiring the sale of our temporarily-impaired securities.

As of December 31, 2013, the unrealized losses associated with our corporate bond securities were attributable primarily to securities that were backed by commercial loans and individual issuer companies. For our corporate bond securities with commercial loans as the underlying collateral, we evaluated the projected credit losses in the underlying collateral and concluded that we had sufficient subordination or other credit enhancement when compared with our estimate of credit losses for the individual security and we expected to recover the entire amortized cost for each security. For individual issuers, we performed detailed analysis of the financial performance of the issuer and determined that we expected to recover the entire amortized cost for each security.

As of December 31, 2013, the unrealized losses associated with our MBS and CLOs were attributable primarily to collateral losses and credit spreads. We assessed for credit impairment using a cash flow model that incorporates key assumptions including default rates, severities and prepayment rates. We estimated losses for a security by forecasting the underlying loans in each transaction. The forecasted loan performance was used to project cash flows to the various tranches in the structure, as applicable. Our forecasted cash flows also considered, as applicable, independent industry analyst reports and forecasts, sector credit ratings and other independent market data. Based upon our assessment of the expected credit losses of the security given the performance of the underlying collateral compared to our subordination or other credit enhancement, we expected to recover the entire amortized cost basis of each temporarily impaired security.

As of December 31, 2013, the unrealized losses associated with our hybrid and redeemable preferred securities were attributable primarily to wider credit spreads caused by illiquidity in the market and subordination within the capital structure, as well as credit risk of specific issuers. For our hybrid and redeemable preferred securities, we evaluated the financial performance of the issuer based upon credit performance and investment ratings and determined that we expected to recover the entire amortized cost of each security.



Changes in the amount of credit loss of OTTI recognized in net income (loss) where the portion related to other factors was recognized in OCI (in millions) on fixed maturity AFS securities were as follows:

                                               FOR THE YEARS ENDED
                                                  DECEMBER 31,
                                             -----------------------
                                              2013    2012     2011
                                             ------   ------  ------
Balance as of beginning-of-year...........   $  53    $  61    $ 47
   Increases attributable to:
      Credit losses on securities for
        which an OTTI was not
        previously recognized.............       5        9      10
      Credit losses on securities for
        which an OTTI was
        previously recognized.............       4        5      11
   Decreases attributable to:
      Securities sold.....................     (15)     (22)     (7)
                                             ------   ------  ------
        Balance as of end-of-year.........   $  47    $  53    $ 61
                                             ======   ======  ======

During 2013, 2012 and 2011, we recorded credit losses on securities for which an OTTI was not previously recognized as we determined the cash flows expected to be collected would not be sufficient to recover the entire amortized cost basis of the debt security. The credit losses we recorded on securities for which an OTTI was not previously recognized were attributable primarily to one or a combination of the following reasons:

  - Failure of the issuer of the security to make scheduled payments;
  - Deterioration of creditworthiness of the issuer;
  - Deterioration of conditions specifically related to the security;
  - Deterioration of fundamentals of the industry in which the issuer operates; and
  - Deterioration of the rating of the security by a rating agency.

We recognize the OTTI attributed to the noncredit portion as a separate component in OCI referred to as unrealized OTTI on AFS securities.

MORTGAGE LOANS ON REAL ESTATE

Mortgage loans on real estate principally involve commercial real estate. The commercial loans are geographically diversified throughout the U.S. with the largest concentrations in New York, which accounted for approximately 71% and 60% of mortgage loans on real estate as of December 31, 2013 and 2012, respectively.

The following provides the current and past due composition of our mortgage loans on real estate (in millions):

                                                 AS OF DECEMBER 31,
                                                 ------------------
                                                  2013        2012
                                                 -----       ------
Current......................................    $ 521       $  423
Unamortized premium (discount)...............       --           --
                                                 -----       ------
   Total carrying value......................    $ 521       $  423
                                                 =====       ======

LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
3. INVESTMENTS (CONTINUED)



There were no impaired mortgage loans on real estate as of December 31, 2013 and 2012.

As described in Note 1, we use the loan-to-value and debt-service coverage ratios as credit quality indicators for our mortgage loans, which were as follows (dollars in millions):

                                                            AS OF DECEMBER 31, 2013                    AS OF DECEMBER 31, 2012
                                                     -------------------------------------     -------------------------------------
                                                                                    DEBT-                                     DEBT-
                                                                                   SERVICE                                   SERVICE
                                                     PRINCIPAL        % OF        COVERAGE      PRINCIPAL       % OF        COVERAGE
                                                      AMOUNT          TOTAL         RATIO        AMOUNT         TOTAL         RATIO
                                                     ---------     ---------     ---------     ----------     --------     ---------
Less than 65%.....................................     $ 498         95.6%          2.15         $ 400          94.6%         1.86
65% to 74%........................................        13          2.5%          1.59            12           2.8%         1.50
75% to 100%.......................................        10          1.9%          0.61            11           2.6%         0.59
                                                     ---------     ---------                   ----------     --------
   Total mortgage loans on real estate............     $ 521        100.0%                       $ 423        100.0%
                                                     =========     =========                   ==========     ========



NET INVESTMENT INCOME

The major categories of net investment income (in millions) on our Statements of Comprehensive Income (Loss) were as follows:

                                          FOR THE YEARS ENDED
                                             DECEMBER 31,
                                     ------------------------------
                                     2013        2012        2011
                                     ------      ------     -------
Fixed maturity AFS
   securities...................     $ 377       $ 381      $  382
Mortgage loans on
   real estate..................        22          18          14
Policy loans....................        21          24          23
Commercial mortgage
   loan prepayment and
   bond make-whole
   premiums.....................         6           5           5
                                     ------      ------     -------
   Investment income............       426         428         424
Investment expense..............        (7)         (7)         (7)
                                     ------      ------     -------
   Net investment income........     $ 419       $ 421      $  417
                                     ======      ======     =======

REALIZED GAIN (LOSS) RELATED TO CERTAIN INVESTMENTS

The detail of the realized gain (loss) related to certain investments (in millions) was as follows:

                                          FOR THE YEARS ENDED
                                             DECEMBER 31,
                                     ------------------------------
                                     2013        2012        2011
                                     -----      -------      ------
Fixed maturity AFS securities:
   Gross gains..................     $  1       $    1       $   2
   Gross losses.................      (10)         (17)        (31)
Associated amortization of
   DAC, VOBA, DSI and DFEL
   and changes in other
   contract holder funds........       (2)          --           3
                                     -----      -------      ------
   Total realized gain (loss)
      related to certain
      investments...............     $(11)       $ (16)      $ (26)
                                     =====      =======      ======



Details underlying write-downs taken as a result of OTTI (in millions) that were recognized in net income (loss) and included in realized gain (loss) on AFS securities above, and the portion of OTTI recognized in OCI (in millions) were as follows:

                                           FOR THE YEARS ENDED
                                              DECEMBER 31,
                                      -----------------------------
                                      2013        2012        2011
                                      -----      ------      ------
OTTI RECOGNIZED IN
   NET INCOME (LOSS)
Fixed maturity securities:
Corporate bonds...................    $ (3)      $  (6)      $  (2)
RMBS..............................      (4)         (3)        (14)
CMBS..............................      (2)         (5)         (8)
                                      -----      ------      ------
   Gross OTTI recognized in
      net income (loss)...........      (9)        (14)        (24)
   Associated amortization
      of DAC, VOBA, DSI,
      and DFEL....................       1           2           5
                                      -----      ------      ------
      Net OTTI recognized in
        net income (loss),
        pre-tax...................    $ (8)      $ (12)      $ (19)
                                      =====      ======      ======
PORTION OF OTTI
   RECOGNIZED IN OCI
Gross OTTI recognized in OCI......    $  2       $  11       $   8
Change in DAC, VOBA,
   DSI and DFEL...................      --          (1)         (1)
                                      -----      ------      ------
   Net portion of OTTI
      recognized in OCI,
      pre-tax.....................    $  2       $  10       $   7
                                      =====      ======      ======

DETERMINATION OF CREDIT LOSSES ON CORPORATE BONDS AND CLOS
As of December 31, 2013 and 2012, we reviewed our corporate bond and CLO portfolios for potential shortfall in contractual principal and interest based on numerous subjective and objective inputs. The factors used to determine the amount of credit loss for each individual security, include, but are not limited to, near term risk, substantial discrepancy between book and market value, sector or company-specific volatility, negative operating trends and trading levels wider than peers.

LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
3. INVESTMENTS (CONTINUED)



DETERMINATION OF CREDIT LOSSES ON MBS
As of December 31, 2013 and 2012, default rates were projected by considering underlying MBS loan performance and collateral type. Projected default rates on existing delinquencies vary between 10% to 100% depending on loan type and severity of delinquency status. In addition, we estimate the potential contributions of currently performing loans that may become delinquent in the future based on the change in delinquencies and loan liquidations experienced in the recent history. Finally, we develop a default rate timing curve by aggregating the defaults for all loans in the pool (delinquent loans, foreclosure and real estate owned and new delinquencies from currently performing loans) and the associated loan-level loss severities.

We use certain available loan characteristics such as lien status, loan sizes and occupancy to estimate the loss severity of loans. Second lien loans are assigned 100% severity, if defaulted. For first lien loans, we assume a minimum of 30% severity with higher severity assumed for investor properties and further adjusted by housing price assumptions. With the default rate timing curve and loan-level severity, we derive the future expected credit losses.

INVESTMENT COMMITMENTS

As of December 31, 2013, our investment commitments were $29 million, which included $20 million of private placement securities and $9 million of mortgage loans on real estate.

CONCENTRATIONS OF FINANCIAL INSTRUMENTS

As of December 31, 2013 and 2012, our most significant investments in one issuer were our investments in securities issued by the Federal Home Loan Mortgage Corporation with a fair value of $284 million and $392 million, respectively, or 4% and 5% of our invested assets portfolio, respectively, and our investments in securities issued by Fannie Mae with a fair value of $136 million and $184 million, respectively, or 2% of our invested assets portfolio. These investments are included in corporate bonds in the tables above.

As of December 31, 2013 our most significant investments in one industry were our investment securities in the electric industry with a fair value of $808 million, or 10% of our invested assets portfolio and our investments in the food and beverage industry with a fair value of $428 million, or 5% of our invested assets portfolio. As of December 31, 2012 our most significant investments in one industry were our investment securities in the electric industry with a fair value of $843 million, or 10% of our invested assets portfolio and our investment securities in the CMO industry with a fair value of $500 million, or 6%, of our invested assets portfolio. We utilized the industry classifications to obtain the concentration of financial instruments amount; as such, this amount will not agree to the AFS securities table above.

ASSETS ON DEPOSIT

The Company had investment assets on deposit with regulatory agencies with a fair market value of $13 million and $14 million as of December 31, 2013 and 2012, respectively.





--------------------------------------------------------------------------------
4. DERIVATIVE INSTRUMENTS


EMBEDDED DERIVATIVES

We have embedded derivatives that include:

GLB RESERVES EMBEDDED DERIVATIVES
We transfer the liability for our GWB and GIB features to LNL, who uses a hedging strategy designed to mitigate the risk and income statement volatility caused by changes in the equity markets, interest rates and volatility associated with these features. The hedging strategy is designed such that changes in the value of the hedge contracts due to changes in equity markets, interest rates and implied volatilities move in the opposite direction of the changes in embedded derivative guaranteed living benefits ("GLB") reserves caused by those same factors. The hedge positions are re-balanced based upon changes in these factors as needed. While the hedge positions are actively managed, these hedge positions may not be totally effective in offsetting changes in the embedded derivative reserve due to, among other things, differences in timing between when a market exposure changes and corresponding changes to the hedge positions, extreme swings in the equity markets and interest rates, market volatility, contract holder behavior, divergence between the performance of the underlying funds and the hedging indices, divergence between the actual and expected performance of the hedge instruments and the ability to purchase hedging instruments at prices consistent with the desired risk and return trade-off.

Certain features of these guarantees have elements of both insurance benefits accounted for under the Financial Services - Insurance - Claim Costs and Liabilities for Future Policy Benefits Subtopic of the FASB ASC ("benefit reserves") and embedded derivatives accounted for under the Derivatives and Hedging and the Fair Value Measurements and Disclosure Topics of the FASB ASC ("embedded derivative reserves"). We calculate the value of the embedded derivative reserve and the benefit reserve based on the specific characteristics of each GLB feature.

REINSURANCE RELATED EMBEDDED DERIVATIVES
We have certain modified coinsurance arrangements and coinsurance with funds withheld reinsurance arrangements with embedded derivatives related to the withheld assets of the related funds. These derivatives are considered total return swaps with contractual returns that are attributable to various assets and liabilities associated with these reinsurance arrangements.

LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
4. DERIVATIVE INSTRUMENTS (CONTINUED)


Embedded derivative instruments with off-balance-sheet risks (in millions) were as follows:

                                                            AS OF DECEMBER 31, 2013                   AS OF DECEMBER 31, 2012
                                                     ------------------------------------       ------------------------------------
                                                     NOTIONAL            FAIR VALUE             NOTIONAL            FAIR VALUE
                                                                    ---------------------                      ---------------------
                                                      AMOUNTS        ASSET      LIABILITY        AMOUNTS        ASSET      LIABILITY
                                                     --------       ------      ---------       --------       ------      ---------
Reinsurance related(1)..........................       $ --          $  8         $ --            $ --          $ 9          $ --
GLB reserves(2).................................         --            36           --              --           --            --
GLB reserves(2).................................         --            --           36              --           --            51
                                                     --------       ------      ---------       --------       ------      ---------
   Total embedded derivative instruments........       $ --          $ 44         $ 36            $ --          $ 9          $ 51
                                                     ========       ======      =========       ========       ======      =========

-------------
(1)  Reported in reinsurance related embedded derivatives on our Balance
     Sheets.
(2)  Reported in other assets on our Balance Sheets.
(3)  Reported in other liabilities on our Balance Sheets.


The gains (losses) on embedded derivative instruments (in millions), recorded within net income (loss) on our Statements of Comprehensive Income (Loss) were as follows:

                                             FOR THE YEARS ENDED
                                                DECEMBER 31,
                                          -------------------------
                                          2013      2012     2011
                                          -----    -----     ------
Reinsurance related(1).................   $  1      $ --     $  --
Other assets - GLB reserves(1).........    (88)       --        --
Other liabilities - GLB reserves(1)....     88        50       (77)

-------------
(1)  Reported in realized gain (loss) on our Statements of Comprehensive Income
     (Loss).






BALANCE SHEET OFFSETTING

Information related to our embedded derivative instruments and the effects of offsetting on our Balance Sheets (in millions) were as follows as of December 31, 2013:

FINANCIAL ASSETS
Gross amount of recognized assets.......................     $ 44
Gross amounts offset....................................       --
                                                            -----
   Net amount of assets.................................       44
Gross amounts not offset:
   Financial instruments................................       --
    Cash collateral received............................       --
                                                            -----
      Net amount........................................     $ 44
                                                            =====
FINANCIAL LIABILITIES
Gross amount of recognized liabilities..................     $ 36
Gross amounts offset....................................       --
                                                            -----
   Net amount of liabilities............................       36
Gross amounts not offset:
    Cash collateral received............................       --
   Cash collateral pledged..............................       --
                                                            -----
      Net amount........................................     $ 36
                                                            =====




--------------------------------------------------------------------------------
5. FEDERAL INCOME TAXES
The federal income tax expense (benefit) on continuing operations (in millions) was as follows:

                                           FOR THE YEARS ENDED
                                              DECEMBER 31,
                                       ---------------------------
                                       2013       2012       2011
                                       -----      -----      -----
Current............................    $ 38       $ 11       $ 19
Deferred...........................      (1)        48         10
                                       -----      -----      -----
   Federal income tax expense
      (benefit)....................    $ 37       $ 59       $ 29
                                       =====      =====      =====

LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
5. FEDERAL INCOME TAXES (CONTINUED)



A reconciliation of the effective tax rate differences (in millions) was as follows:

                                              FOR THE YEARS ENDED
                                                 DECEMBER 31,
                                         -----------------------------
                                         2013        2012       2011
                                         -------    -------     ------
Tax rate times pre-tax income........    $ 45       $  54       $  (2)
Effect of:
   Separate account dividend
      received deduction.............      (6)         (5)         (5)
   Tax credits.......................      (1)         (1)         (1)
   Goodwill..........................      --          --          36
   Change in uncertain tax
      positions......................      --          (4)          1
   Other items.......................      (1)         15          --
                                         -------    -------     ------
      Federal income tax expense
         (benefit)...................    $ 37       $  59       $  29
                                         =======    =======     ======
Effective tax rate...................      29%         38%         NM
                                         =======    =======     ======

The effective tax rate is the ratio of tax expense over pre-tax income (loss). Since the pre-tax income of $(6) million resulted in tax expense of $29 million in 2011, the effective tax rate was not meaningful. The benefit for tax credits is attributable to foreign tax credits.

The federal income tax asset (liability) (in millions) was as follows:

                                                  AS OF DECEMBER 31,
                                                  -------------------
                                                   2013       2012
                                                  -------    --------
Current......................................     $  (48)    $   (30)
Deferred.....................................       (314)       (423)
                                                  -------    --------
   Total federal income tax asset
      (liability)............................     $ (362)    $  (453)
                                                  =======    ========

Significant components of our deferred tax assets and liabilities (in millions) were as follows:

                                                  AS OF DECEMBER 31,
                                                  -------------------
                                                   2013       2012
                                                  -------    --------
DEFERRED TAX ASSETS
Future contract benefits and other
   contract holder funds.....................     $   27     $    36
Investments..................................         --           4
Guarantee assessments........................         --           6
Other........................................          2           1
                                                  -------    --------
Total deferred tax assets....................         29          47
                                                  -------    --------
DEFERRED TAX LIABILITIES
DAC..........................................        123          95
VOBA.........................................         67          51
Net unrealized gain on AFS securities........        134         307
Investments..................................          2          --
Other........................................         17          17
                                                  -------    --------
   Total deferred tax liabilities............        343         470
                                                  -------    --------
      Net deferred tax asset (liability).....     $ (314)    $  (423)
                                                  =======    ========



Although realization is not assured, management believes that it is more likely than not that we will realize the benefits of our deferred tax assets, and, accordingly, no valuation allowance has been recorded.

As of December 31, 2013 and 2012, $1 million of our unrecognized tax benefits presented below, if recognized, would have affected our income tax expense and our effective tax rate. We are not aware of any events for which it is likely that unrecognized tax benefits will significantly increase or decrease within the next year. A reconciliation of the unrecognized tax benefits (in millions) was as follows:

                                                      FOR THE
                                                    YEARS ENDED
                                                   DECEMBER 31,
                                                ------------------
                                                 2013        2012
                                                -----       ------
Balance as of beginning-of-year...............   $ 8        $  22
   Decreases for prior year tax positions.....    --          (12)
   Decreases for lapse of statute of
      limitations.............................    --           (2)
                                                -----       ------
      Balance as of end-of-year...............   $ 8        $   8
                                                =====       ======

We recognize interest and penalties accrued, if any, related to unrecognized tax benefits as a component of tax expense. For the years ended December 31, 2013, 2012 and 2011, we recognized interest and penalty expense (benefit) related to uncertain tax positions of zero, $(3) million and $1 million, respectively. We had accrued interest and penalty expense related to the unrecognized tax benefits of $2 million as of December 31, 2013 and 2012.

We are subject to examination by U.S. federal, state, local and non-U.S. income authorities. We are currently under examination by the Internal Revenue Service ("IRS") for tax years 2009 through 2011. The IRS concluded its examination of tax years 2007 and 2008 on January 18, 2013. We have protested the final assessment, which is being combined with tax years 2005 and 2006 in IRS Appeals.

LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
-----------------------------------------------------------------------------
6. DAC, VOBA, DSI AND DFEL


Changes in DAC (in millions) were as follows:

                                              FOR THE YEARS
                                           ENDED DECEMBER 31,
                                        --------------------------
                                        2013      2012       2011
                                        ------    ------    ------
Balance as of beginning-of-year.....    $ 304     $ 321     $ 339
   Deferrals........................       80        68        68
   Amortization, net of interest:
      Amortization, excluding
        unlocking, net of
        interest....................      (45)      (42)      (37)
      Unlocking.....................        4        (7)       (1)
   Adjustment related to realized
      (gains) losses................       (3)       (3)        2
   Adjustment related to
      unrealized (gains) losses.....       53       (33)      (50)
                                        ------    ------    ------
        Balance as of end-of-year...    $ 393     $ 304     $ 321
                                        ======    ======    ======

Changes in VOBA (in millions) were as follows:

                                              FOR THE YEARS
                                           ENDED DECEMBER 31,
                                       ---------------------------
                                        2013      2012       2011
                                       -------    ------    ------
Balance as of beginning-of-year.....    $ 148     $ 200     $ 319
   Deferrals........................        1        --         1
   Amortization:
      Amortization, excluding
        unlocking...................      (31)      (41)      (51)
      Unlocking.....................      (36)       (6)      (22)
   Accretion of interest(1).........       15        17        20
   Adjustment related to
      unrealized (gains) losses.....       96       (22)      (67)
                                       -------    ------    ------
        Balance as of end-of-year...    $ 193     $ 148     $ 200
                                       =======    ======    ======

-------------
(1) The interest accrual rates utilized to calculate the accretion of interest ranged from 4.02% to 7.05%.




Estimated future amortization of VOBA, net of interest (in millions), as of December 31, 2013, was as follows:

2014.........................................  $21
2015.........................................   19
2016.........................................   18
2017.........................................   17
2018.........................................   16

Changes in DSI (in millions) were as follows:

                                              FOR THE YEARS
                                           ENDED DECEMBER 31,
                                       --------------------------
                                       2013       2012      2011
                                       -----     ------     -----
Balance as of beginning-of-year.....    $ 9       $ 12      $ 13
   Deferrals........................      1          1         1
   Amortization, net of interest:
      Amortization, excluding
        unlocking, net of
        interest....................     (1)        (2)       (2)
   Adjustment related to
      unrealized (gains) losses.....      2         (2)       --
                                       -----     ------     -----
        Balance as of end-of-year...    $11       $  9      $ 12
                                       =====     ======     =====

Changes in DFEL (in millions) were as follows:

                                              FOR THE YEARS
                                           ENDED DECEMBER 31,
                                       ---------------------------
                                        2013      2012       2011
                                       ------     -----     ------
Balance as of beginning-of-year.....   $  74      $ 82      $ 101
   Deferrals........................      26        29         40
   Amortization, net of interest:
      Amortization, excluding
        unlocking, net of
        interest....................     (12)      (15)       (11)
      Unlocking.....................      (2)       (6)        (6)
   Adjustment related to
      unrealized (gains) losses.....      40       (16)       (42)
                                       ------     -----     ------
        Balance as of end-of-year...   $ 126      $ 74      $  82
                                       ======     =====     ======


--------------------------------------------------------------------------------
7. REINSURANCE


The following summarizes reinsurance amounts (in millions) recorded on our Statements of Comprehensive Income (Loss):

                                           FOR THE YEARS ENDED
                                              DECEMBER 31,
                                      ----------------------------
                                       2013       2012      2011
                                      -------    -------   -------
Direct insurance premiums
   and fee income..................   $  605     $  578    $  552
Reinsurance ceded..................     (181)      (164)     (159)
                                      -------    -------   -------
   Total insurance premiums
      and fee income...............   $  424     $  414    $  393
                                      =======    =======   =======
Direct insurance benefits..........   $  541     $  472    $  458
Reinsurance recoveries netted
   against benefits................     (249)      (207)     (184)
                                      -------    -------   -------
   Total benefits..................   $  292     $  265    $  274
                                      =======    =======   =======

We cede insurance to other companies. The portion of risks exceeding our retention limit is reinsured with other insurers. We seek reinsurance coverage to limit our exposure to mortality losses and to enhance our capital management.

Under our reinsurance program, we reinsure 20% to 25% of the mortality risk on newly issued non-term life insurance contracts and 25% to 30% of total mortality risk including term insurance contracts. Our policy for this program is to retain no more than $20 million on a single insured life issued on fixed, VUL and term life insurance contracts. Portions of our deferred annuity business have been reinsured on a Modco basis with other companies to limit our exposure to interest rate risks. As of December 31, 2013, the reserves associated with these reinsurance arrangements totaled $4 million.

LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
7. REINSURANCE (CONTINUED)


Our amounts recoverable from reinsurers represent receivables from and reserves ceded to reinsurers. The amounts recoverable from reinsurers were $442 million and $536 million as of December 31, 2013 and 2012. We focus on obtaining reinsurance from a diverse group of reinsurers, and we monitor concentration as well as financial strength ratings of our reinsurers.

Reinsurance contracts do not relieve an insurer from its primary obligation to policyholders. Therefore, the failure of a reinsurer to discharge its reinsurance obligations could result in a loss to us. We regularly evaluate the financial condition of our reinsurers and monitor concentrations of credit risk related to reinsurance activities.



--------------------------------------------------------------------------------
8. GOODWILL AND SPECIFICALLY IDENTIFIABLE INTANGIBLE ASSETS


The changes in the carrying amount of goodwill (in millions) by reportable segment were as follows:

                                                                                      FOR THE YEAR ENDED DECEMBER 31, 2013
                                                                             -------------------------------------------------------
                                                                              ACQUISITION   CUMULATIVE
                                                                                BALANCE     IMPAIRMENT
                                                                                 AS OF         AS OF                        BALANCE
                                                                              BEGINNING-    BEGINNING-                    AS OF END-
                                                                                OF-YEAR       OF-YEAR      IMPAIRMENT       OF-YEAR
                                                                             ------------   -----------    -----------    ----------
Annuities.................................................................      $  26         $   --           $--           $ 26
Life Insurance............................................................        136           (102)           --             34
                                                                             ------------   -----------    -----------    ----------
      Total goodwill......................................................      $ 162         $ (102)          $--           $ 60
                                                                             ============   ===========    ===========    ==========

                                                                                      FOR THE YEAR ENDED DECEMBER 31, 2012
                                                                             -------------------------------------------------------
                                                                              ACQUISITION   CUMULATIVE
                                                                                BALANCE     IMPAIRMENT
                                                                                 AS OF         AS OF                        BALANCE
                                                                              BEGINNING-    BEGINNING-                    AS OF END-
                                                                                OF-YEAR        OF-YEAR      IMPAIRMENT      OF-YEAR
                                                                             ------------   -----------    -----------    ----------
Annuities.................................................................      $  26         $   --           $--           $ 26
Life Insurance............................................................        136           (102)           --             34
                                                                             ------------   -----------    -----------    ----------
      Total goodwill......................................................      $ 162         $ (102)          $--           $ 60
                                                                             ============   ===========    ===========    ==========


We perform a Step 1 goodwill impairment analysis on all of our reporting units at least annually on October 1. To determine the implied fair value for our reporting units, we utilize primarily a discounted cash flow valuation technique ("income approach"), although limited available market data is also considered. In determining the estimated fair value, we consider discounted cash flow calculations, the level of LNC's share price and assumptions that market participants would make in valuing the reporting unit. This analysis requires us to make judgments about revenues, earnings projections, capital market assumptions and discount rates.

As of October 1, 2013 and 2012, our Annuities reporting unit passed the Step 1 analysis. Given the Step 1 results, we also performed a Step 2 analysis for our Life Insurance reporting unit. Based upon our Step 2 analysis for Life Insurance, we determined that there was no impairment due to the implied fair value of goodwill being in excess of the carrying value of goodwill.

As of October 1, 2011, our Annuities reporting unit passed the Step 1 analysis. Given the Step 1 results, we also performed a Step 2 analysis for our Life Insurance reporting unit. Based upon our Step 2 analysis for Life Insurance, we recorded a goodwill impairment that was attributable primarily to marketplace dynamics and lower expectations associated with product changes that we have implemented or will implement shortly that we believe will have an unfavorable effect on our sales levels for a period of time.

The gross carrying amounts and accumulated amortization (in millions) for the major specifically identifiable intangible asset class by reportable segment were as follows:

                                                                                   AS OF DECEMBER 31, 2013   AS OF DECEMBER 31, 2012
                                                                                  ------------------------  ------------------------
                                                                                    GROSS                      GROSS
                                                                                  CARRYING    ACCUMULATED    CARRYING    ACCUMULATED
                                                                                   AMOUNT    AMORTIZATION     AMOUNT    AMORTIZATION
                                                                                  --------   -------------  ---------  -------------

Life Insurance:
   Sales force.................................................................      $7           $2            $7           $2

Future estimated amortization of the specifically identifiable intangible assets was immaterial as of December 31, 2013.

LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------
9. GUARANTEED BENEFIT FEATURES


Information on the GDB features outstanding (dollars in millions) was as follows (our variable contracts with guarantees may offer more than one type of guarantee in each contract; therefore, the amounts listed are not mutually exclusive):

                                                AS OF DECEMBER 31,
                                              ----------------------
                                                 2013        2012
                                              ----------   ---------
RETURN OF NET DEPOSITS
Total account value.........................    $  3,102    $  2,427
Net amount at risk(1).......................           3          14
Average attained age of contract
   holders..................................    57 YEARS    56 years
MINIMUM RETURN
Average attained age of contract
   holders..................................    81 YEARS    80 years
Guaranteed minimum return...................          5%          5%
ANNIVERSARY CONTRACT VALUE
Total account value.........................    $  1,174    $    990
Net amount at risk(1).......................           8          78
Average attained age of contract
   holders..................................    67 YEARS    66 years

------------
(1) Represents the amount of death benefit in excess of the account balance. The decrease in net amount at risk when comparing December 31, 2013, to December 31, 2012, was attributable primarily to the increase in the equity markets during 2013.

The determination of GDB liabilities is based on models that involve a range of scenarios and assumptions, including those regarding expected market rates of return and volatility, contract surrender rates and mortality experience. The following summarizes the balances of and changes in the liabilities for GDBs (in millions), which were recorded in future contract benefits on our Balance
Sheets:

                                               FOR THE YEARS ENDED
                                                  DECEMBER 31,
                                              ---------------------
                                               2013    2012   2011
                                              -----   -----   -----
Balance as of beginning-of-year............    $  2    $ 2    $  1
   Changes in reserves.....................      --      1       3
   Benefits paid...........................      --     (1)     (2)
                                              -----   -----   -----
        Balance as of end-of-year..........    $  2    $ 2    $  2
                                              =====   =====   =====

VARIABLE ANNUITY CONTRACTS
Account balances of variable annuity contracts with guarantees (in millions) were invested in separate account investment options as follows:

                                               AS OF DECEMBER 31,
                                               ----------------------
                                                 2013        2012
                                               ----------  ----------
ASSET TYPE
Domestic equity............................    $ 1,452     $ 1,113
International equity.......................        634         500
Bonds......................................        899         728
Money market...............................        409         264
                                               ----------  ----------
   Total...................................    $ 3,394     $ 2,605
                                               ==========  ==========
Percent of total variable annuity
   separate account values.................         91%         90%

SECONDARY GUARANTEE PRODUCTS
Future contract benefits also includes reserves for our secondary guarantee products sold through our Life Insurance segment. These UL and VUL products with secondary guarantees represented 23% of total life insurance in-force reserves as of December 31, 2013, and 40% of total sales for the year ended December 31, 2013.



--------------------------------------------------------------------------------
10. CONTINGENCIES AND COMMITMENTS



CONTINGENCIES

REGULATORY AND LITIGATION MATTERS
Regulatory bodies, such as state insurance departments, the U.S. Securities and Exchange Commission ("SEC"), Financial Industry Regulatory Authority and other regulatory bodies regularly make inquiries and conduct examinations or investigations concerning our compliance with, among other things, insurance laws, securities laws and unclaimed property laws.

We are involved in various pending or threatened legal or regulatory proceedings, including purported class actions, arising from the conduct of business both in the ordinary course and otherwise. In some of the matters, very large and/or indeterminate amounts, including punitive and treble damages, are sought. Modern pleading practice in the U.S. permits considerable variation in the assertion of monetary damages or other relief. Jurisdictions may permit claimants not to specify the monetary damages sought or may permit claimants to state only that the amount sought is sufficient to invoke the jurisdiction of the trial court. In addition, jurisdictions may permit plaintiffs to allege monetary damages in amounts well exceeding reasonably possible verdicts in the jurisdiction for similar matters. This variability in pleadings, together with the actual experiences of LLANY in litigating or resolving through settlement numerous claims over an extended period of time, demonstrates to management that the monetary relief which may be specified in a lawsuit or claim bears little relevance to its merits or disposition value.

Due to the unpredictable nature of litigation, the outcome of a litigation matter and the amount or range of potential loss at particular points in time is normally difficult to ascertain. Uncertainties can include how fact finders will evaluate documentary evidence and the credibility and effectiveness of witness testimony, and how trial and appellate courts will apply the law in the context of the pleadings or evidence presented, whether by motion practice, or at trial or on appeal.

LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
10. CONTINGENCIES AND COMMITMENTS (CONTINUED)


Disposition valuations are also subject to the uncertainty of how opposing parties and their counsel will themselves view the relevant evidence and applicable law.

We establish liabilities for litigation and regulatory loss contingencies when information related to the loss contingencies shows both that it is probable that a loss has been incurred and the amount of the loss can be reasonably estimated. It is possible that some matters could require us to pay damages or make other expenditures or establish accruals in amounts that could not be estimated as of December 31, 2013. While the potential future charges could be material in the particular quarterly or annual periods in which they are recorded, based on information currently known by management, management does not believe any such charges are likely to have a material adverse effect on LLANY's financial condition.

For some matters, the Company is able to estimate a reasonably possible range of loss. For such matters in which a loss is probable, an accrual has been made. For such matters where a loss is believed to be reasonably possible, but not probable, no accrual has been made. Accordingly, the estimate contained in this paragraph reflects two types of matters. For some matters included within this estimate, an accrual has been made, but there is a reasonable possibility that an exposure exists in excess of the amount accrued. In these cases, the estimate reflects the reasonably possible range of loss in excess of the accrued amount. For other matters included within this estimation, no accrual has been made because a loss, while potentially estimable, is believed to be reasonably possible but not probable. In these cases, the estimate reflects the reasonably possible loss or range of loss. As of December 31, 2013, LNC, LLANY's ultimate parent company, disclosed in its Annual Report on Form 10-K filed with the SEC that it estimates the aggregate range of reasonably possible losses on a consolidated basis, including amounts in excess of amounts accrued for these matters as of such date, to be up to approximately $220 million.

For other matters, we are not currently able to estimate the reasonably possible loss or range of loss. We are often unable to estimate the possible loss or range of loss until developments in such matters have provided sufficient information to support an assessment of the range of possible loss, such as quantification of a damage demand from plaintiffs, discovery from other parties and investigation of factual allegations, rulings by the court on motions or appeals, analysis by experts, and the progress of settlement negotiations. On a quarterly and annual basis, we review relevant information with respect to litigation contingencies and update our accruals and estimates of reasonably possible losses or ranges of loss based on such reviews.

During 2013, we entered into a Global Resolution Agreement with multiple states' treasury and controller offices for compliance with laws and regulations concerning the identification, reporting and escheatment of unclaimed contract benefits or abandoned funds. Under the terms of the Global Resolution Agreement, a third-party auditor acting on behalf of the signatory states will compare expanded matching criteria to the Social Security Death Master File ("SSDMF") to identify deceased insureds and contract holders where a valid claim has not been made. In addition, we entered into a Regulatory Settlement Agreement with the insurance regulators of seven states to settle regulatory inquiries and examinations with respect to our processes for identifying and paying claims and benefits in the future. The Regulatory Settlement Agreement becomes effective when a minimum of 20 states have agreed to participate in the resolution. As part of the settlement, we have agreed to reimburse the participating states for a portion of the costs of such examinations. The Regulatory Settlement Agreement applies prospectively and requires us to adopt and implement additional procedures comparing our records to the SSDMF to identify unclaimed death benefits, and prescribes procedures for identifying and locating beneficiaries once deaths are identified. Other jurisdictions that are not signatories to the Regulatory Settlement Agreement are considering proposals that would apply prospectively and require life insurance companies to take additional steps to identify unreported deceased policy and contract holders. These prospective changes and any escheatable property identified as a result of the audits and inquiries could result in:
(1) additional payments of previously unclaimed death benefits; (2) the payment of abandoned funds to U.S. jurisdictions; and (3) changes in the Company's practices and procedures for the identification of escheatable funds and beneficiaries, which would impact claim payments and reserves, among other consequences.

COMMITMENTS

VULNERABILITY FROM CONCENTRATIONS
As of December 31, 2013, we did not have a concentration of business transactions with a particular customer or lender or sources of supply of labor or services used in the business. However, we do have a concentration in a market and geographic area in which business is conducted. For the year ended December 31, 2013, approximately 97% of the premiums, on the basis of statutory accounting principles ("SAP"), were generated in New York.

OTHER CONTINGENCY MATTERS
State guaranty funds assess insurance companies to cover losses to contract holders of insolvent or rehabilitated companies. Mandatory assessments may be partially recovered through a reduction in future premium taxes in some states. We have accrued for expected assessments and the related reductions in future state premium taxes, which net to assessments of $1 million and $17 million as of December 31, 2013 and 2012, respectively.

LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------
11. SHARES AND STOCKHOLDER'S EQUITY


All authorized and issued shares of LLANY are owned by LNL.

AOCI

The following summarizes the components and changes in AOCI (in millions):

                                                                                                           FOR THE YEARS ENDED
                                                                                                              DECEMBER 31,
                                                                                                      ------------------------------
                                                                                                       2013       2012       2011
                                                                                                      -------    -------    --------
UNREALIZED GAIN (LOSS) ON AFS SECURITIES
Balance as of beginning-of-year...................................................................    $  341     $  258     $    72
   Unrealized holding gains (losses) arising during the year......................................      (508)       226         366
   Change in DAC, VOBA, DSI, future contract benefits and other contract holder funds.............       186       (139)        (94)
   Income tax benefit (expense)...................................................................       113        (14)       (103)
   Less:
      Reclassification adjustment for gains (losses) included in net income (loss)................        (9)       (16)        (29)
      Associated amortization of DAC, VOBA, DSI and DFEL..........................................        (2)        --           3
      Income tax benefit (expense)................................................................         4          6           9
                                                                                                      -------    -------    --------
        Balance as of end-of-year.................................................................    $  139     $  341     $   258
                                                                                                      =======    =======    ========
UNREALIZED OTTI ON AFS SECURITIES
Balance as of beginning-of-year...................................................................    $  (10)    $   (9)    $   (11)
(Increases) attributable to:
   Gross OTTI recognized in OCI during the year...................................................        (2)       (11)         (8)
   Change in DAC, VOBA, DSI and DFEL..............................................................        --          1           1
   Income tax benefit (expense)...................................................................         1          3           3
Decreases attributable to:
   Sales, maturities or other settlements of AFS securities.......................................         7         13          12
   Change in DAC, VOBA, DSI and DFEL..............................................................        (1)        (3)         (3)
   Income tax benefit (expense)...................................................................        (2)        (4)         (3)
                                                                                                      -------    -------    --------
        Balance as of end-of-year.................................................................    $   (7)    $  (10)    $    (9)
                                                                                                      =======    =======    ========
UNREALIZED GAIN (LOSS) ON DERIVATIVE INSTRUMENTS
Balance as of beginning-of-year...................................................................    $    1     $    1     $     1
                                                                                                      -------    -------    --------
        Balance as of end-of-year.................................................................    $    1     $    1     $     1
                                                                                                      =======    =======    ========

The following summarizes the reclassifications out of AOCI (in millions) for the year ended December 31, 2013, and the associated line item in the Statements of Comprehensive Income (Loss):

UNREALIZED GAIN (LOSS) ON AFS SECURITIES
Gross reclassification.....................................     $ (9)     Total realized gain (loss)
Associated amortization of DAC, VOBA, DSI and DFEL.........       (2)     Total realized gain (loss)
   Reclassification before income tax benefit (expense)....      (11)     Income (loss) from continuing operations before taxes
   Income tax benefit (expense)............................        4      Federal income tax expense (benefit)
                                                                -----
      Reclassification, net of income tax..................     $ (7)     Net income (loss)
                                                                =====
UNREALIZED OTTI ON AFS SECURITIES
Gross reclassification.....................................     $  7      Total realized gain (loss)
Change in DAC, VOBA, DSI and DFEL..........................       (1)     Total realized gain (loss)
   Reclassification before income tax benefit (expense)....        6      Income (loss) from continuing operations before taxes
   Income tax benefit (expense)............................       (2)     Federal income tax expense (benefit)
                                                                -----
      Reclassification, net of income tax..................     $  4      Net income (loss)
                                                                =====

LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------
12. REALIZED GAIN (LOSS)


Details underlying realized gain (loss) (in millions) reported on our Statements of Comprehensive Income (Loss) were as follows:

                                                FOR THE YEARS ENDED
                                                   DECEMBER 31,
                                              -----------------------
                                              2013     2012     2011
                                              ------   ------  ------
Total realized gain (loss) related to
   certain investments(1)..................   $ (11)   $ (16)  $ (26)
Variable annuity net derivatives
   results:(2)
   Gross gain (loss).......................      (3)      (1)     --
   Associated amortization of DAC,
      VOBA, DSI and DFEL...................      (1)      (2)     (1)
                                              ------   ------  ------
         Total realized gain (loss)........   $ (15)   $ (19)  $ (27)
                                              ======   ======  ======

-------------
(1)  See "Realized Gain (Loss) Related to Certain Investments" section in Note
     3.
(2) Includes the net difference in the change in embedded derivative reserves of our GLB products.



--------------------------------------------------------------------------------
13. COMMISSIONS AND OTHER EXPENSES


Details underlying commissions and other expenses (in millions) were as follows:

                                           FOR THE YEARS ENDED
                                              DECEMBER 31,
                                      ---------------------------
                                       2013       2012       2011
                                      -----      -----      -----
Commissions.....................      $  97      $  82      $  80
General and administrative
   expenses.....................         78         79         68
DAC and VOBA deferrals
   and interest, net of
   amortization.................         12         11         22
Taxes, licenses and fees........         17         19         36
                                      -----      -----      -----
      Total.....................      $ 204      $ 191      $ 206
                                      =====      =====      =====






--------------------------------------------------------------------------------
14. PENSION, POSTRETIREMENT HEALTH CARE AND LIFE INSURANCE BENEFIT PLANS


LNC and LNL maintain qualified funded defined benefit pension plans in which many of our employees are participants. LNC and LNL also maintain non-qualified, unfunded defined benefit pension plans for certain employees. In addition, for certain former employees, we have supplemental retirement plans that provide defined benefit pension benefits in excess of limits imposed by federal tax law. All of our defined benefit pension plans are frozen, and there are no new participants and no future accruals of benefits from the date of the freeze.

The eligibility requirements for each plan are described in each plan document and vary for each plan based on completion of a specified period of continuous service and date of hire, subject to age limitations. The frozen pension plan benefits are calculated either on a traditional final pay or cash balance formula. Those formulas are based upon years of credited service and eligible earnings as defined in each plan document. The traditional formula provides benefits stated in terms of a single life annuity payable at age 65. The cash balance formula provides benefits stated as a lump sum hypothetical account balance. That account balance equals the sum of the employee's accumulated annual benefit credits plus interest credits. Benefit credits, which are based on years of service and base salary plus bonus, ceased as of the dates the plan was frozen. Interest credits continue until the participant's benefit is paid.

LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
14. PENSION, POSTRETIREMENT HEALTH CARE AND LIFE INSURANCE BENEFIT PLANS (CONTINUED)


LNC and LNL also sponsor a voluntary employees' beneficiary association ("VEBA") trust that provides postretirement medical, dental and life insurance benefits to retired full-time employees and agents who, depending on the plan, have worked for us for at least 10 years and attained age 55 (age 60 for agents). VEBAs are a special type of tax-exempt trust used to provide benefits that are subject to preferential tax treatment under the Internal Revenue Code. Medical and dental benefits are available to spouses and other eligible dependents of retired employees and agents. Retirees may be required to contribute toward the cost of these benefits. Eligibility and the amount of required contribution for these benefits varies based upon a variety of factors including years of service and year of retirement.



--------------------------------------------------------------------------------
15. DEFINED CONTRIBUTION AND DEFERRED COMPENSATION PLANS


DEFINED CONTRIBUTION PLANS

LNC and LNL sponsor defined contribution plans, which include 401(k) and money purchase plans, for eligible employees and agents, including those of LLANY. LNC and LNL make contributions and matching contributions to each of the active plans in accordance with the plan documents and various limitations under
Section 401(a) of the Internal Revenue Code of 1986, as amended. For the years ended December 31, 2013, 2012 and 2011, expenses for these plans were $3 million, $3 million and $2 million, respectively.

DEFERRED COMPENSATION PLANS

LNC and LNL sponsor six separate non-qualified, unfunded, deferred compensation plans for employees, agents and non-employee directors. LLANY participates in five of these deferred compensation plans. LLANY's associated liability for these plans was $3 million and $2 million as of December 31, 2013 and 2012, respectively, which is reported in other liabilities on our Balance Sheets.

DEFERRED COMPENSATION PLAN FOR EMPLOYEES
Participants may elect to defer a portion of their compensation as defined by the plan. Participants may select from prescribed "phantom" investment options that are used as measures for calculating the returns that are notionally credited to their accounts. Under the terms of the plan, LNC agrees to pay out amounts based upon the aggregate performance of the investment measures selected by the participants. LNC makes matching contributions based upon amounts placed into the plan by individuals after participants have exceeded applicable limits of the Internal Revenue Code applicable to 401(k) plans. The amounts of LNC contributions are calculated in accordance with the plan document. Our expenses for this plan were less than $1 million for the years ended December 31, 2013, 2012 and 2011.

DEFERRED COMPENSATION PLANS FOR AGENTS
LNL sponsors three deferred compensation plans for certain eligible agents. Participants may elect to defer a portion of their compensation as defined by the respective plan. Participants may select from prescribed "phantom" investment options that are used as measures for calculating the returns that are notionally credited to their accounts. Under the terms of these plans, LNL agrees to pay out amounts based upon the aggregate performance of the investment measures selected by the participants. The amounts of LNL's contributions are calculated and made in accordance with the plans' documents. Our expenses for these plans were not significant for the years ended December 31, 2013, 2012 and 2011.



--------------------------------------------------------------------------------
16. STOCK-BASED INCENTIVE COMPENSATION PLANS


Our employees and agents are included in LNC's two stock-based incentive plans that provide for the issuance of stock options, performance shares (performance-vested shares as opposed to time-vested shares), stock appreciation rights, restricted stock units and restricted stock awards ("nonvested stock"). LNC issues new shares to satisfy option exercises. Total compensation expense for stock-based incentive compensation plans was not material for the years ended December 31, 2013, 2012, and 2011.



--------------------------------------------------------------------------------
17. STATUTORY INFORMATION AND RESTRICTIONS


We prepare financial statements in accordance with statutory accounting principles ("SAP") prescribed or permitted by the New York Department of Insurance, which may vary materially from GAAP.

Prescribed SAP includes the Accounting Practices and Procedures Manual of the National Association of Insurance Commissioners ("NAIC") as well as state laws, regulations and administrative rules. Permitted SAP encompasses all accounting practices not so prescribed. The principal differences between statutory financial statements and financial statements prepared in accordance with GAAP are that statutory financial statements do not reflect DAC, some bond portfolios may be carried at amortized cost, assets and liabilities are presented net of reinsurance, contract holder liabilities are generally valued using more conservative assumptions and certain assets are non-admitted.

LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
17. STATUTORY INFORMATION AND RESTRICTIONS (CONTINUED)


We are subject to the applicable laws and regulations of our state of domicile. Changes in these laws and regulations could change capital levels or capital requirements for the Company.

Specified statutory information (in millions) was as follows:

                                                  AS OF DECEMBER 31,
                                                  ------------------
                                                  2013         2012
                                                  -----       ------
U.S. capital and surplus......................     $713         $648

                                               FOR THE YEARS ENDED
                                                  DECEMBER 31,
                                             ----------------------
                                              2013   2012    2011
                                             ------  -----  -------
U.S. net gain (loss) from operations,
   after-tax...............................  $ 166   $ 82   $  (99)
U.S. net income (loss).....................    161     74     (121)
U.S. dividends to LNL......................     --     --       73

The increase in statutory net income (loss) when comparing 2013 to 2012 was due primarily to an increase in favorable tax items over prior year and favorable reserve development in variable annuities due to improvements in the equity market and higher forward interest rates.

The increase in statutory net income (loss) when comparing 2012 to 2011 was due primarily to a decrease in realized losses in invested assets, an increase in favorable tax items over prior year and favorable reserve development in variable annuities due to improvements in the equity market and less volatility in the forward interest rates.

Our state of domicile, New York, has adopted certain prescribed accounting practices that differ from those found in NAIC SAP. These prescribed practices are the use of continuous Commissioners Annuity Reserve Valuation Method ("CARVM") in the calculation of reserves and the use of a more conservative valuation interest rate on certain annuities.

The favorable (unfavorable) effects on statutory surplus compared to NAIC statutory surplus from the use of these prescribed practices (in millions) were as follows:

                                                  AS OF DECEMBER 31,
                                                  ------------------
                                                  2013         2012
                                                  -----        -----
Calculation of reserves using
   continuous CARVM...........................     $(2)         $(2)
Conservative valuation rate on certain
   annuities..................................      (1)          (1)



During the third quarter of 2013, the New York Department of Financial Services ("NYDFS") announced that it would not recognize the NAIC revisions to Actuarial Guideline 38 in applying the New York law governing the reserves to be held for UL and VUL products containing secondary guarantees. The change, effective December 31, 2013, impacts the Company, notwithstanding that the Company discontinued the sale of these products in early 2013. We expect to phase in the increase in reserves over five years beginning with 2013. As such, we increased reserves by $90 million as of December 31, 2013. The additional increase in reserves over the next four years is subject to on-going discussions with the NYDFS. However, we do not expect the amount for each of the remaining years to exceed $90 million per year.

The NAIC has adopted Risk-Based Capital ("RBC") requirements for life insurance companies to evaluate the adequacy of statutory capital and surplus in relation to investment and insurance risks. The requirements provide a means of measuring the minimum amount of statutory surplus appropriate for an insurance company to support its overall business operations based on its size and risk profile. Under RBC requirements, regulatory compliance is determined by the ratio of a company's total adjusted capital, as defined by the NAIC, to its company action level of RBC (known as the "RBC ratio"), also as defined by the NAIC. The company action level may be triggered if the RBC ratio is between 75% and 100%, which would require the insurer to submit a plan to the regulator detailing corrective action it proposes to undertake. As of December 31, 2013, the Company's RBC ratio was approximately four times the aforementioned company action level.

We are subject to certain insurance department regulatory restrictions as to the transfer of funds and payment of dividends to LNL. Under New York laws and regulations, we may pay dividends to LNL without prior approval of the Superintendent of the New York Department of Insurance provided such dividend, along with all other dividends paid within the preceding 12 consecutive months, would not exceed the statutory limitation. The current statutory limitation is the lesser of 10% of surplus to contract holders as of the immediately preceding calendar year or net gain from operations for the immediately preceding calendar year, not including realized capital gains. We expect we could pay dividends of approximately $71 million in 2014 without New York Department of Insurance approval.

LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------
18. FAIR VALUE OF FINANCIAL INSTRUMENTS


The carrying values and estimated fair values of our financial instruments (in millions) were as follows:

                                                                                                  AS OF DECEMBER 31,
                                                                                  --------------------------------------------------
                                                                                           2013                       2012
                                                                                  -----------------------    -----------------------
                                                                                   CARRYING       FAIR       CARRYING       FAIR
                                                                                     VALUE        VALUE        VALUE        VALUE
                                                                                  ----------    ---------    ---------    ----------
ASSETS
Investments:
AFS securities:
   Fixed maturity securities...................................................    $  7,259     $  7,259     $  7,580     $   7,580
   Equity securities...........................................................          --           --            3             3
Mortgage loans on real estate..................................................         521          511          423           448
Cash and invested cash.........................................................          10           10           54            54
Reinsurance related embedded derivatives.......................................           8            8            9             9
Other assets - GLB reserves embedded derivatives(1)............................          36           36           --            --
Separate account assets........................................................       4,099        4,099        3,195         3,195
LIABILITIES
Other contract holder funds:
   Remaining guaranteed interest and similar contracts.........................         (54)         (54)         (65)          (65)
   Account values of certain investment contracts..............................      (1,385)      (1,440)      (1,374)       (1,570)
Short-term debt................................................................         (11)         (11)          --            --
Other liabilities - GLB reserves embedded derivatives(1).......................         (36)         (36)         (51)          (51)
BENEFIT PLANS' ASSETS(3).......................................................                       --                         --

-------------
(1)  GLB reserves embedded derivatives are fully ceded to LNL.


VALUATION METHODOLOGIES AND ASSOCIATED INPUTS FOR FINANCIAL INSTRUMENTS NOT CARRIED AT FAIR VALUE

The following discussion outlines the methodologies and assumptions used to determine the fair value of our financial instruments not carried at fair value on our Balance Sheets. Considerable judgment is required to develop these assumptions used to measure fair value. Accordingly, the estimates shown are not necessarily indicative of the amounts that would be realized in a one-time, current market exchange of all of our financial instruments.

MORTGAGE LOANS ON REAL ESTATE
The fair value of mortgage loans on real estate is established using a discounted cash flow method based on credit rating, maturity and future income. The ratings for mortgages in good standing are based on property type, location, market conditions, occupancy, debt-service coverage, loan-to-value, quality of tenancy, borrower and payment record. The fair value for impaired mortgage loans is based on the present value of expected future cash flows discounted at the loan's effective interest rate, the loan's market price or the fair value of the collateral if the loan is collateral dependent. The inputs used to measure the fair value of our mortgage loans on real estate are classified as Level 2 within the fair value hierarchy.



OTHER CONTRACT HOLDER FUNDS
Other contract holder funds include remaining guaranteed interest and similar contracts and account values of certain investment contracts. The fair value for the remaining guaranteed interest and similar contracts is estimated using discounted cash flow calculations as of the balance sheet date. These calculations are based on interest rates currently offered on similar contracts with maturities that are consistent with those remaining for the contracts being valued. As of December 31, 2013 and 2012, the remaining guaranteed interest and similar contracts carrying value approximated fair value. The fair value of the account values of certain investment contracts is based on their approximate surrender value as of the balance sheet date. The inputs used to measure the fair value of our other contract holder funds are classified as Level 3 within the fair value hierarchy.

SHORT-TERM DEBT
The carrying value of short-term debt approximates fair value. The inputs used to measure the fair value of our short-term debt are classified as Level 2 within the fair value hierarchy.

FINANCIAL INSTRUMENTS CARRIED AT FAIR VALUE

We did not have any assets or liabilities measured at fair value on a nonrecurring basis as of December 31, 2013 or 2012, and we noted no changes in our valuation methodologies between these periods.

LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
18. FAIR VALUE OF FINANCIAL INSTRUMENTS (CONTINUED)


The following summarizes our financial instruments carried at fair value (in millions) on a recurring basis by the fair value hierarchy levels described above:

                                                                                             AS OF DECEMBER 31, 2013
                                                                            --------------------------------------------------------
                                                                              QUOTED
                                                                              PRICES
                                                                             IN ACTIVE
                                                                            MARKETS FOR    SIGNIFICANT     SIGNIFICANT
                                                                             IDENTICAL     OBSERVABLE     UNOBSERVABLE       TOTAL
                                                                              ASSETS         INPUTS          INPUTS          FAIR
                                                                             (LEVEL 1)      (LEVEL 2)       (LEVEL 3)        VALUE
                                                                            -----------    -----------   --------------    ---------
ASSETS
Investments:
   Fixed maturity AFS securities:
      Corporate bonds...................................................       $   5        $   6,161         $  73        $  6,239
      U.S. government bonds.............................................          31                1            --              32
      Foreign government bonds..........................................          --               43             2              45
      RMBS..............................................................          --              484            --             484
      CMBS..............................................................          --               47             2              49
      CLOs..............................................................          --                7            11              18
      State and municipal bonds.........................................          --              298            --             298
      Hybrid and redeemable preferred securities........................          --               93             1              94
Cash and invested cash..................................................          --               10            --              10
Separate account assets.................................................          78            4,021            --           4,099
Reinsurance related embedded derivatives................................          --                8            --               8
Other assets - GLB reserves embedded derivatives........................          --               --            36              36
                                                                            -----------    -----------   --------------    ---------
        Total assets....................................................       $ 114        $  11,173         $ 125        $ 11,412
                                                                            ===========    ===========   ==============    =========
LIABILITIES
Other liabilities - GLB reserves embedded derivatives...................       $  --        $      --         $ (36)       $    (36)
                                                                            -----------    -----------   --------------    ---------
      Total liabilities.................................................       $  --        $      --         $ (36)       $    (36)
                                                                            ===========    ===========   ==============    =========

                                                                                             AS OF DECEMBER 31, 2012
                                                                            --------------------------------------------------------
                                                                              QUOTED
                                                                              PRICES
                                                                             IN ACTIVE
                                                                            MARKETS FOR    SIGNIFICANT     SIGNIFICANT
                                                                             IDENTICAL     OBSERVABLE     UNOBSERVABLE       TOTAL
                                                                              ASSETS         INPUTS          INPUTS          FAIR
                                                                             (LEVEL 1)      (LEVEL 2)       (LEVEL 3)        VALUE
                                                                            -----------    -----------   --------------    ---------
ASSETS
Investments:
   Fixed maturity AFS securities:
      Corporate bonds...................................................       $   5        $   6,192         $  83        $  6,280
      U.S. government bonds.............................................          34                2            --              36
      Foreign government bonds..........................................          --               52            --              52
      RMBS..............................................................          --              670            --             670
      CMBS..............................................................          --               75             3              78
      CLOs..............................................................          --                9             6              15
      State and municipal bonds.........................................          --              341            --             341
      Hybrid and redeemable preferred securities........................          --              104             4             108
   Equity AFS securities................................................           3               --            --               3
Cash and invested cash..................................................          --               54            --              54
Reinsurance related embedded derivatives................................          --                9            --               9
Separate account assets.................................................          68            3,127            --           3,195
                                                                            -----------    -----------   --------------    ---------
        Total assets....................................................       $ 110        $  10,635         $  96        $ 10,841
                                                                            ===========    ===========   ==============    =========
LIABILITIES
Other liabilities - GLB reserves embedded derivatives...................       $  --        $      --         $ (51)       $    (51)
                                                                            -----------    -----------   --------------    ---------
      Total liabilities.................................................       $  --        $      --         $ (51)       $    (51)
                                                                            ===========    ===========   ==============    =========

LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
18. FAIR VALUE OF FINANCIAL INSTRUMENTS (CONTINUED)


The following summarizes changes to our financial instruments carried at fair value (in millions) and classified within Level 3 of the fair value hierarchy. This summary excludes any effect of amortization of DAC, VOBA, DSI and DFEL. The gains and losses below may include changes in fair value due in part to observable inputs that are a component of the valuation methodology.




                                                                               FOR THE YEAR ENDED DECEMBER 31, 2013
                                                              ----------------------------------------------------------------------
                                                                                                   PURCHASES,
                                                                                         GAINS     ISSUANCES,    TRANSFERS
                                                                             ITEMS     (LOSSES)      SALES,        IN OR
                                                                           INCLUDED       IN       MATURITIES,      OUT
                                                               BEGINNING      IN          OCI     SETTLEMENTS,      OF        ENDING
                                                                 FAIR         NET         AND        CALLS,      LEVEL 3,      FAIR
                                                                 VALUE      INCOME       OTHER         NET       NET(1)(2)     VALUE
                                                              ----------   --------    --------   ------------   ---------   -------
Investments:(3)
   Fixed maturity AFS securities:
     Corporate bonds......................................      $  83        $   4       $ 3          $ 4          $ (21)     $  73
     Foreign government bonds.............................         --           --        --            2             --          2
     CMBS.................................................          3           --        --           (1)            --          2
     CLOs.................................................          6           --        --            5             --         11
     Hybrid and redeemable preferred securities...........          4           --        (1)          (2)            --          1
Other assets - GLB reserves embedded derivatives(4).......         51          (87)       --           --             72         36
Other liabilities - GLB reserves embedded derivatives(4)..        (51)          87        --           --            (72)       (36)
                                                              ----------   --------    --------   ------------   ---------   -------
        Total, net........................................      $  96        $   4       $ 2          $ 8          $ (21)     $  89
                                                              ==========   ========    ========   ============   =========   =======

                                                                               FOR THE YEAR ENDED DECEMBER 31, 2012
                                                              ----------------------------------------------------------------------
                                                                                                   PURCHASES,
                                                                                         GAINS     ISSUANCES,    TRANSFERS
                                                                             ITEMS     (LOSSES)      SALES,        IN OR
                                                                           INCLUDED       IN       MATURITIES,      OUT
                                                               BEGINNING      IN          OCI     SETTLEMENTS,      OF        ENDING
                                                                 FAIR         NET         AND        CALLS,      LEVEL 3,      FAIR
                                                                 VALUE      INCOME       OTHER         NET        NET(1)       VALUE
                                                              ----------   ---------   --------   ------------   ---------   -------
Investments:((3))
   Fixed maturity AFS securities:
     Corporate bonds........................................    $  140       $  4        $ (2)        $(5)         $ (54)     $  83
     U.S. government bonds..................................         1         --          --          (1)            --         --
     RMBS...................................................         2         --          --          (1)            (1)        --
     CMBS...................................................         4         (1)          1          --             (1)         3
     CLOs...................................................         3         --          --           6             (3)         6
     Hybrid and redeemable preferred securities.............        10         --           1          --             (7)         4
Other liabilities - GLB reserves embedded derivatives((4))..      (101)        50          --          --             --        (51)
                                                              ----------   ---------   --------   ------------   ---------   -------
        Total, net..........................................    $   59       $ 53        $ --         $(1)         $ (66)     $  45
                                                              ==========   =========   ========   ============   =========   =======

LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
18. FAIR VALUE OF FINANCIAL INSTRUMENTS (CONTINUED)



                                                                              FOR THE YEAR ENDED DECEMBER 31, 2011
                                                             -----------------------------------------------------------------------
                                                                                                  PURCHASES,
                                                                                        GAINS     ISSUANCES,    TRANSFERS
                                                                            ITEMS     (LOSSES)      SALES,        IN OR
                                                                          INCLUDED       IN       MATURITIES,      OUT
                                                              BEGINNING      IN          OCI     SETTLEMENTS,      OF        ENDING
                                                                FAIR         NET         AND        CALLS,      LEVEL 3,      FAIR
                                                                VALUE      INCOME       OTHER         NET        NET(1)       VALUE
                                                             ----------   ---------   --------   ------------   ---------   --------
Investments:(3)
   Fixed maturity AFS securities:
     Corporate bonds......................................     $  139       $   3       $  1        $  (7)        $  4      $   140
     U.S. government bonds................................          1          --         --           --           --            1
     Foreign government bonds.............................          1          --         --           --           (1)          --
     RMBS.................................................          2          --         --           --           --            2
     CMBS.................................................         15         (10)        13          (14)          --            4
     CLOs.................................................          3          --         --           --           --            3
     Hybrid and redeemable preferred securities...........          4          --          3           (6)           9           10
Other liabilities - GLB reserves embedded
   derivatives((4)).......................................        (24)        (77)        --           --           --         (101)
                                                             ----------   ---------   --------   ------------   ---------   --------
        Total, net........................................     $  141       $ (84)      $ 17        $ (27)        $ 12      $    59
                                                             ==========   =========   ========   ============   =========   ========

--------------
(1) Transfers in or out of Level 3 for AFS securities are displayed at amortized cost as of the beginning-of-year. For AFS securities, the difference between beginning-of-year amortized cost and beginning-of-year fair value was included in OCI and earnings, respectively, in prior years.
(2) Transfers in or out of Level 3 for GLB reserves embedded derivatives represent reclassifications between other assets and other liabilities on our Balance Sheets.
(3) Amortization and accretion of premiums and discounts are included in net investment income on our Statements of Comprehensive Income (Loss). Gains (losses) from sales, maturities, settlements and calls and OTTI are included in realized gain (loss) on our Statements of Comprehensive Income
     (Loss).
(4) Gains (losses) from sales, maturities, settlements and calls are included in realized gain (loss) on our Statements of Comprehensive Income
     (Loss).

The following provides the components of the items included in issuances, sales, maturities, settlements and calls, net, excluding any effect of amortization of DAC, VOBA, DSI and DFEL and changes in future contract benefits, (in millions) as reported above:

                                                                              FOR THE YEAR ENDED DECEMBER 31, 2013
                                                            ------------------------------------------------------------------------
                                                             ISSUANCES     SALES     MATURITIES      SETTLEMENTS    CALLS      TOTAL
                                                            ----------     -----     ----------     ------------    -----     ------
Investments:
   Fixed maturity AFS securities:
     Corporate bonds.....................................      $ 19        $ --        $ (13)           $(2)        $ --       $  4
     Foreign government bonds............................         2          --           --             --           --          2
     CMBS................................................        --          --           --             (1)          --         (1)
     CLOs................................................         5          --           --             --           --          5
     Hybrid and redeemable preferred securities..........        --          (2)          --             --           --         (2)
                                                            ----------     -----     ----------     ------------    -----     ------
        Total, net.......................................      $ 26        $ (2)       $ (13)           $(3)        $ --       $  8
                                                            ==========     =====     ==========     ============    =====     ======

                                                                              FOR THE YEAR ENDED DECEMBER 31, 2012
                                                            ------------------------------------------------------------------------
                                                             ISSUANCES     SALES     MATURITIES      SETTLEMENTS    CALLS      TOTAL
                                                            ----------     -----     ----------     ------------    -----     ------
Investments:
   Fixed maturity AFS securities:
     Corporate bonds.....................................      $ --        $ --         $ --            $(3)        $ (2)      $ (5)
     U.S. government bonds...............................        --          --           --             (1)          --         (1)
     RMBS................................................        --          --           (1)            --           --         (1)
     CLOs................................................         6          --           --             --           --          6
                                                            ----------     -----     ----------     ------------    -----     ------
        Total, net.......................................      $  6        $ --         $ (1)           $(4)        $ (2)      $ (1)
                                                            ==========     =====     ==========     ============    =====     ======

LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
18. FAIR VALUE OF FINANCIAL INSTRUMENTS (CONTINUED)



                                                                              FOR THE YEAR ENDED DECEMBER 31, 2011
                                                             -----------------------------------------------------------------------
                                                              ISSUANCES     SALES    MATURITIES      SETTLEMENTS     CALLS     TOTAL
                                                             ----------    ------    -----------    ------------     -----    ------
Investments:
   Fixed maturity AFS securities:
     Corporate bonds......................................      $ 14       $  (6)        $(6)          $   (8)       $ (1)    $  (7)
     CMBS.................................................        --         (12)         --               (2)         --       (14)
     Hybrid and redeemable preferred securities...........        --          (6)         --               --          --        (6)
                                                             ----------    ------    -----------    ------------     -----    ------
        Total, net........................................      $ 14       $ (24)        $(6)          $  (10)       $ (1)    $ (27)
                                                             ==========    ======    ===========    ============     =====    ======



The following summarizes changes in unrealized gains (losses) included in net income, excluding any effect of amortization of DAC, VOBA, DSI and DFEL and changes in future contract benefits, related to financial instruments carried at fair value classified within Level 3 that we still held (in millions):

                                              FOR THE YEARS ENDED
                                                 DECEMBER 31,
                                           ------------------------
                                            2013     2012    2011
                                           -------   -----   ------
Other assets - GLB reserves
   embedded derivatives(1)..............   $ (100)   $ --    $  --
Other liabilities - GLB reserves
   embedded derivatives(1)..............      100      58      (69)

--------------
(1)  Included in realized gain (loss) on our Statements of Comprehensive Income
     (Loss).

The following provides the components of the transfers in and out of Level 3 (in millions) as reported above:

                                              FOR THE YEAR ENDED
                                               DECEMBER 31, 2013
                                       --------------------------------
                                        TRANSFERS    TRANSFERS
                                          IN TO       OUT OF
                                         LEVEL 3      LEVEL 3     TOTAL
                                       ----------   ----------   ------
Investments:
   Fixed maturity AFS securities:
      Corporate bonds................     $ 8         $ (29)     $ (21)
      Hybrid and redeemable
         preferred securities........       1            (1)        --
                                       ----------   ----------   ------
         Total, net..................     $ 9         $ (30)     $ (21)
                                       ==========   ==========   ======

                                              FOR THE YEAR ENDED
                                               DECEMBER 31, 2012
                                       --------------------------------
                                        TRANSFERS    TRANSFERS
                                          IN TO       OUT OF
                                         LEVEL 3      LEVEL 3     TOTAL
                                       ----------   ----------   ------
Investments:
   Fixed maturity AFS securities:
      Corporate bonds................     $  2        $ (56)     $ (54)
      RMBS...........................       --           (1)        (1)
      CMBS...........................       --           (1)        (1)
      CLOs...........................       --           (3)        (3)
      Hybrid and redeemable
         preferred securities........        3          (10)        (7)
                                       ----------   ----------   ------
         Total, net..................     $  5        $ (71)     $ (66)
                                       ==========   ==========   ======


                                              FOR THE YEAR ENDED
                                               DECEMBER 31, 2011
                                       --------------------------------
                                        TRANSFERS    TRANSFERS
                                          IN TO       OUT OF
                                         LEVEL 3      LEVEL 3     TOTAL
                                       ----------   ----------   ------
Investments:
   Fixed maturity AFS securities:
      Corporate bonds................     $ 24        $ (20)      $  4
      Foreign government
         bonds.......................       --           (1)        (1)
      Hybrid and redeemable
         preferred securities........        9           --          9
                                       ----------   ----------   ------
         Total, net..................     $ 33        $ (21)      $ 12
                                       ==========   ==========   ======

Transfers in and out of Level 3 are generally the result of observable market information on a security no longer being available or becoming available to our pricing vendors. For the years ended December 31, 2013, 2012 and 2011, our corporate bonds and hybrid and redeemable preferred securities transfers in and out were attributable primarily to the securities' observable market information no longer being available or becoming available. Transfers in and out of Levels 1 and 2 are generally the result of a change in the type of input used to measure the fair value of an asset or liability at the end of the reporting period. When quoted prices in active markets become available, transfers from Level 2 to Level 1 will result. When quoted prices in active markets become unavailable, but we are able to employ a valuation methodology using significant observable inputs, transfers from Level 1 to Level 2 will result. For the years ended December 31, 2013, 2012 and 2011, the transfers between Levels 1 and 2 of the fair value hierarchy were less than $1 million for our financial instruments carried at fair value.

LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
18. FAIR VALUE OF FINANCIAL INSTRUMENTS (CONTINUED)


The following summarizes the fair value (in millions), valuation techniques and significant unobservable inputs of the Level 3 fair value measurements as of December 31, 2013:

                                        FAIR            VALUATION                        SIGNIFICANT                 ASSUMPTION OR
                                        VALUE           TECHNIQUE                    UNOBSERVABLE INPUTS             INPUT RANGES
                                       -------  -------------------------  --------------------------------------  ----------------
ASSETS
Investments:
   Fixed maturity AFS securities:
         Corporate bonds.............  $   66   Discounted cash flow       Liquidity/duration adjustment(1)        1.6% - 8.8%
         Foreign government bonds....       2   Discounted cash flow       Liquidity/duration adjustment(1)        3.4%
Other assets - GLB reserves
   embedded derivatives..............      36   Discounted cash flow       Long-term lapse rate(2)                 1% - 27%
                                                                           Utilization of guaranteed
                                                                              withdrawals(3)                       90% - 100%
                                                                           Claims utilization factor(4)            60% - 100%
                                                                           Premiums utilization factor(4)          77% - 132%
                                                                           NPR(5)                                  0% - 0.53%
                                                                           Mortality rate(6)                              (8)
                                                                           Volatility(7)                           1% - 28%
LIABILITIES
Other liabilities - GLB reserves
   embedded derivatives..............     (36)  Discounted cash flow       Long-term lapse rate(2)                 1% - 27%
                                                                           Utilization of guaranteed
                                                                              withdrawals(3)                       90% - 100%
                                                                           Claims utilization factor(4)            60% - 100%
                                                                           Premiums utilization factor(4)          77% - 132%
                                                                           NPR(5)                                  0% - 0.53%
                                                                           Mortality rate(6)                              (8)
                                                                           Volatility(7)                           1% - 28%

---------------
(1) The liquidity/duration adjustment input represents an estimated market participant composite of adjustments attributable to liquidity premiums, expected durations, structures and credit quality that would be applied to the market observable information of an investment.
(2) The lapse rate input represents the estimated probability of a contract surrendering during a year, and thereby forgoing any future benefits.
(3) The utilization of guaranteed withdrawals input represents the estimated percentage of contractor holders that utilize the guaranteed withdrawal feature.
(4) The utilization factors are applied to the present value of claims or premiums, as appropriate, in the GLB reserve calculation to estimate the impact of inefficient withdrawal behavior, including taking less than or more than the maximum guaranteed withdrawal.
(5) The NPR input represents the estimated additional credit spread that market participants would apply to the market observable discount rate when pricing a contract.
(6) The mortality rate input represents the estimated probability of when an individual belonging to a particular group, categorized according to age or some other factor such as gender, will die.
(7) The volatility input represents overall volatilities assumed for the underlying variable annuity funds, which include a mixture of equity and fixed-income assets. Fair value of the variable annuity GLB embedded derivatives would increase if higher volatilities were used for valuation.
(8) The mortality rate is based on a combination of company and industry experience, adjusted for improvement factors.


From the table above, we have excluded Level 3 fair value measurements obtained from independent, third-party pricing sources. We do not develop the significant inputs used to measure the fair value of these assets and liabilities, and the information regarding the significant inputs is not readily available to us. Independent broker-quoted fair values are non-binding quotes developed by market makers or broker-dealers obtained from third-party sources recognized as market participants. The fair value of a broker-quoted asset or liability is based solely on the receipt of an updated quote from a single market maker or a broker-dealer recognized as a market participant as we do not adjust broker quotes when used as the fair value measurement for an asset or liability. Significant increases or decreases in any of the broker quotes received may result in a significantly higher or lower fair value measurement.

Changes in any of the significant inputs presented in the table above may result in a significant change in the fair value measurement of the asset or liability as follows:

  - INVESTMENTS - An increase in the liquidity/duration adjustment input would result in a decrease in the fair value measurement.
  - GLB RESERVES EMBEDDED DERIVATIVES - Assuming our GLB reserves embedded derivatives are in a liability position: an increase in our lapse rate, NPR or mortality rate inputs would result in a decrease in the fair value measurement; and an increase in the utilization of guarantee withdrawal or volatility inputs would result in an increase in the fair value measurement.

LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
18. FAIR VALUE OF FINANCIAL INSTRUMENTS (CONTINUED)



For each category discussed above, the unobservable inputs are not inter-related; therefore, a directional change in one input will not affect the other inputs.



As part of our on-going valuation process, we assess the reasonableness of our valuation techniques or models and make adjustments as necessary. For more information, see "Summary of Significant Accounting Policies" above.



--------------------------------------------------------------------------------
19. SEGMENT INFORMATION


We provide products and services and report results through our Annuities, Retirement Plan Services, Life Insurance and Group Protection segments. We also have Other Operations, which includes the financial data for operations that are not directly related to the business segments. Our reporting segments reflect the manner by which our chief operating decision makers view and manage the business. The following is a brief description of these segments and Other Operations.

The Annuities segment provides tax-deferred investment growth and lifetime income opportunities for its clients by offering fixed (including indexed) and variable annuities.

The Retirement Plan Services segment provides employer-sponsored defined benefit and individual retirement accounts, as well as individual and group variable annuities, group fixed annuities and mutual-fund based programs in the retirement plan marketplace.

The Life Insurance segment focuses in the creation and protection of wealth through life insurance products, including term insurance, a linked-benefit product (which is a UL policy linked with riders that provide for long-term care costs), indexed UL and both single and survivorship versions of UL and VUL, including corporate-owned UL and VUL insurance and bank-owned UL and VUL insurance products.

The Group Protection segment offers group non-medical insurance products, principally term life, universal life, disability, dental, vision, accident and critical illness insurance to the employer market place through various forms of employee-paid and employer- plans. Its products are marketed primarily through a national distribution system of regional group offices. These offices develop business through employee benefit brokers, third-party administrators and other employee benefit firms.

Other Operations includes investments related to excess capital; other corporate investments; benefit plan net liability; the results of certain disability income business; and debt costs.

Segment operating revenues and income (loss) from operations are internal measures used by our management and Board of Directors to evaluate and assess the results of our segments. Income (loss) from operations is GAAP net income excluding the after-tax effects of the following items, as applicable:

  - Realized gains and losses associated with the following ("excluded realized gain (loss)"):
    - Sales or disposals of securities;
    - Impairments of securities;
    - Changes in the fair value of embedded derivatives within certain reinsurance arrangements; and


    - Changes in the fair value of the embedded derivatives of our GLB riders accounted for at fair value, net of the change in the fair value of the derivatives we own to hedge them;
  - Changes in reserves resulting from benefit ratio unlocking on our GDB and GLB riders;
  - Income (loss) from reserve changes, net of related amortization, on business sold through reinsurance;
  - Gains (losses) on early extinguishment of debt;
  - Losses from the impairment of intangible assets;
  - Income (loss) from discontinued operations; and
  - Income (loss) from the initial adoption of new accounting standards.

Operating revenues represent GAAP revenues excluding the pre-tax effects of the following items, as applicable:

  - Excluded realized gain (loss);
  - Revenue adjustments from the initial adoption of new accounting standards;
  - Amortization of DFEL arising from changes in GDB and GLB benefit ratio unlocking; and
  - Amortization of deferred gains arising from reserve changes on business sold through reinsurance.

We use our prevailing corporate federal income tax rate of 35% while taking into account any permanent differences for events recognized differently in our financial statements and federal income tax returns when reconciling our non-GAAP measures to the most comparable GAAP measure. Operating revenues and income (loss) from operations do not replace revenues and net income as the GAAP measures of our results of operations.

Segment information (in millions) was as follows:

                                             FOR THE YEARS ENDED
                                                DECEMBER 31,
                                         --------------------------
                                          2013      2012      2011
                                         -------   -------   ------
REVENUES
Operating revenues:
   Annuities........................     $  127    $  119    $ 115
   Retirement Plan Services.........         60        57       56
   Life Insurance...................        561       577      555
   Group Protection.................         95        82       73
   Other Operations.................          6         4       16
Excluded realized
   gain (loss), pre-tax.............        (21)      (23)     (32)
                                         -------   -------   ------
   Total revenues...................     $  828    $  816    $ 783
                                         =======   =======   ======

LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
19. SEGMENT INFORMATION (CONTINUED)



                                             FOR THE YEARS ENDED
                                                DECEMBER 31,
                                         --------------------------
                                          2013     2012      2011
                                         ------    ------   -------
NET INCOME (LOSS)
Income (loss) from operations:
   Annuities........................     $  34     $  24    $   22
   Retirement Plan Services.........         4         3         4
   Life Insurance...................        61        94        62
   Group Protection.................        (1)       (4)        1
   Other Operations.................         7        (8)       (1)
Excluded realized
   gain (loss), after-tax...........       (14)      (15)      (21)
Impairment of intangibles,
   after-tax........................        --        --      (102)
                                         ------    ------   -------
   Net income (loss)................     $  91     $  94    $  (35)
                                         ======    ======   =======

                                             FOR THE YEARS ENDED
                                                DECEMBER 31,
                                         -------------------------
                                          2013      2012      2011
                                         ------    ------    -----
NET INVESTMENT INCOME
Annuities...........................     $   59    $   63    $  66
Retirement Plan Services............         55        52       51
Life Insurance......................        291       294      278
Group Protection....................          8         8        6
Other Operations....................          6         4       16
                                         ------    ------    -----
   Total net investment income......     $  419    $  421    $ 417
                                         ======    ======    =====

                                             FOR THE YEARS ENDED
                                                DECEMBER 31,
                                         -------------------------
                                          2013      2012      2011
                                         -----      ----      ----
AMORTIZATION OF DAC AND
   VOBA, NET OF INTEREST
Annuities...........................      $ 13      $ 13      $ 14
Retirement Plan Services............        --         1         1
Life Insurance......................        77        63        74
Group Protection....................         3         2         2
                                         -----      ----      ----
   Total amortization of DAC and
      VOBA, net of interest.........      $ 93      $ 79      $ 91
                                         =====      ====      ====



                                             FOR THE YEARS ENDED
                                                DECEMBER 31,
                                         --------------------------
                                          2013      2012      2011
                                         ------     -----     -----
FEDERAL INCOME TAX
   EXPENSE (BENEFIT)
Annuities...........................      $ 10      $  7      $  6
Retirement Plan Services............         1         1         2
Life Insurance......................        32        48        32
Group Protection....................        (1)       (1)        1
Other Operations....................         2        11        (1)
Excluded realized gain (loss).......        (7)       (7)      (11)
                                         ------     -----     -----
   Total federal income tax
      expense (benefit).............      $ 37      $ 59      $ 29
                                         ======     =====     =====

                                                AS OF DECEMBER 31,
                                               ---------------------
                                                 2013        2012
                                               ---------   ---------
ASSETS
Annuities...................................   $   4,651   $   4,130
Retirement Plan Services....................       1,674       1,595
Life Insurance..............................       7,010       6,889
Group Protection............................         175         151
Other Operations............................         154         160
                                               ---------   ---------
   Total assets.............................   $  13,664   $  12,925
                                               =========   =========




--------------------------------------------------------------------------------
20. SUPPLEMENTAL DISCLOSURES OF CASH FLOW DATA


The following summarizes our supplemental cash flow data (in millions):

                                              FOR THE YEARS ENDED
                                                 DECEMBER 31,
                                            ----------------------
                                            2013     2012     2011
                                            -----    ----    -----
Income taxes paid (received)............     $18      $8       $17


LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------
21. TRANSACTIONS WITH AFFILIATES


Transactions with affiliates (in millions) recorded on our financial statements were as follows:

                                                       AS OF DECEMBER 31,
                                                      -------------------
                                                      2013           2012
                                                      -----         -----
Assets with affiliates:
   Service agreement receivable(1)...............     $ (4)          $ 10
   Ceded reinsurance contracts(2)................       (5)            73
   Ceded reinsurance contracts(3)................        8              9
Liabilities with affiliates:
   Ceded reinsurance contracts(4)................        7             --

                                             FOR THE YEARS ENDED
                                                DECEMBER 31,
                                          -------------------------
                                           2013     2012      2011
                                          ------    ------    -----
Revenues with affiliates:
   Premiums paid on ceded
      reinsurance contracts(5)........    $ (16)    $ (14)    $(17)
   Fees for management of
      general account(6)..............       (6)       (6)      --
   Realized gains (losses) on ceded
      reinsurance contracts:(7)
      GLB reserves embedded
         derivatives..................      (86)       --       --
      Other gains (losses)............       82        --       --
Benefits and expenses with
   affiliates:
   Service agreement
      payments(7).....................       74        74       65

--------------
(1)   Reported in other assets on our Balance Sheets.
(2)   Reported in reinsurance recoverables on our Balance Sheets.
(3)   Reported in reinsurance related embedded derivatives on our Balance
      Sheets.
(4)   Reported in other liabilities on our Balance Sheets.
(5)   Reported in insurance premiums on our Statements of Comprehensive Income
      (Loss).
(6) Reported in realized gain (loss) on our Statements of Comprehensive Income (Loss).
(7) Reported in net investment income on our Statements of Comprehensive Income (Loss).
(8) Reported in commissions and other expenses on our Statements of Comprehensive Income (Loss).



SERVICE AGREEMENT
In accordance with service agreements with LNL and certain of its affiliates for personnel and facilities usage, general management services and investment management services, we receive services from and provide services to affiliated companies and also receive an allocation of corporate overhead from LNC. Corporate overhead expenses are allocated based on specific methodologies for each function. The majority of the expenses are allocated based on the following methodologies: investments by product, assets under management, weighted policies in force, headcount and sales.

FEES FOR MANAGEMENT OF GENERAL ACCOUNT
On January 4, 2010, LNC closed on a purchase and sale agreement pursuant to which all of the outstanding capital stock of Delaware Management Holdings, Inc. ("Delaware") was sold. In addition, we entered into investment advisory agreements with Delaware, pursuant to which Delaware will continue to manage the majority of our general account insurance assets.

CEDED REINSURANCE CONTRACTS
We cede business to two affiliated companies, LNL and Lincoln National Reinsurance Company (Barbados) Ltd. ("LNBAR"). As discussed in Note 6, we cede the change in the GLB Reserves Embedded Derivatives to LNBAR.

           LINCOLN NEW YORK ACCOUNT N FOR VARIABLE ANNUITIES

LINCOLN NEW YORK ACCOUNT N FOR VARIABLE ANNUITIES

STATEMENTS OF ASSETS AND LIABILITIES

DECEMBER 31, 2013



                                                                                                                   MORTALITY &
                                                                                                                   EXPENSE
                                                                   CONTRACT                        CONTRACT        GUARANTEE
                                                                   PURCHASES                       REDEMPTIONS     CHARGES
                                                                   DUE FROM                        DUE TO          PAYABLE TO
                                                                   LINCOLN LIFE &                  LINCOLN LIFE &  LINCOLN LIFE &
                                                                   ANNUITY                         ANNUITY         ANNUITY
                                                                   COMPANY                         COMPANY         COMPANY
SUBACCOUNT                                          INVESTMENTS    OF NEW YORK       TOTAL ASSETS  OF NEW YORK     OF NEW YORK
------------------------------------------------------------------------------------------------------------------------------------
ABVPSF Global Thematic Growth Class B              $    1,835,033    $       --    $    1,835,033    $     961        $     83
ABVPSF Large Cap Growth Class B                           558,091            --           558,091           --              24
ABVPSF Small/Mid Cap Value Class B                     11,368,181            --        11,368,181        6,429             521
American Funds Global Growth Class 2                   15,240,756            --        15,240,756        2,148             697
American Funds Global Small Capitalization
   Class 2                                             12,581,420            --        12,581,420          144             543
American Funds Growth Class 2                          77,815,500            --        77,815,500        9,721           3,560
American Funds Growth-Income Class 2                   75,692,495            --        75,692,495          662           3,418
American Funds International Class 2                   35,202,043            --        35,202,043        3,688           1,560
BlackRock Global Allocation V.I. Class III             57,766,243            --        57,766,243       11,349           2,776
Delaware VIP Diversified Income Service Class          57,965,790       107,888        58,073,678           --           2,615
Delaware VIP Emerging Markets Service Class            19,405,057         2,729        19,407,786           --             878
Delaware VIP High Yield Standard Class                    826,198            --           826,198           --              33
Delaware VIP High Yield Service Class                  13,187,450            --        13,187,450           48             593
Delaware VIP Limited-Term Diversified Income
   Service Class                                       30,856,302            --        30,856,302          225           1,334
Delaware VIP REIT Standard Class                          720,382            --           720,382           --              28
Delaware VIP REIT Service Class                        11,837,763         2,085        11,839,848           --             555
Delaware VIP Small Cap Value Standard Class               878,538            --           878,538           --              34
Delaware VIP Small Cap Value Service Class             21,431,095            --        21,431,095        5,532             987
Delaware VIP Smid Cap Growth Standard Class               502,775            --           502,775           --              19
Delaware VIP Smid Cap Growth Service Class             10,571,989            --        10,571,989        6,176             478
Delaware VIP U.S. Growth Service Class                  5,671,287            --         5,671,287          458             224
Delaware VIP Value Standard Class                         110,882            --           110,882           --               5
Delaware VIP Value Service Class                       10,809,631            --        10,809,631           --             500
DWS Alternative Asset Allocation VIP Class B            3,044,768           118         3,044,886           --             140
DWS Equity 500 Index VIP Class A                        1,836,973            35         1,837,008           --              80
DWS Small Cap Index VIP Class A                           477,500             3           477,503           --              21
Fidelity VIP Contrafund Service Class 2                48,350,575            --        48,350,575       24,473           2,214
Fidelity VIP Growth Initial Class                         215,644            --           215,644           --               8
Fidelity VIP Growth Service Class 2                     7,020,899            --         7,020,899          114             327
Fidelity VIP Mid Cap Service Class 2                   36,111,678            --        36,111,678        8,899           1,651
FTVIPT Franklin Income Securities Class 2              29,470,054            --        29,470,054           44           1,362
FTVIPT Mutual Shares Securities Class 2                22,241,161            --        22,241,161        5,229             950
FTVIPT Templeton Global Bond Securities
   Class 2                                             11,219,272            --        11,219,272           --             532
FTVIPT Templeton Growth Securities Class 2              3,495,625            --         3,495,625        6,302             159
Goldman Sachs VIT Large Cap Value
   Service Class                                        1,687,771            --         1,687,771          612              45
Huntington VA Balanced                                      5,093            --             5,093           --              --
Huntington VA Dividend Capture                             46,738            --            46,738           --               2
Invesco V.I. American Franchise Series I                  170,243            --           170,243           --               8
Invesco V.I. American Franchise Series II                  24,297            --            24,297           --               1
Invesco V.I. Core Equity Series I                         222,145            --           222,145           --               9
Invesco V.I. Core Equity Series II                          1,608            --             1,608           --              --
Invesco V.I. International Growth Series I                 83,865            --            83,865           --               3
Invesco V.I. International Growth Series II                60,281            --            60,281           --               3
Janus Aspen Balanced Service Class                        894,518            --           894,518           --              39
Janus Aspen Enterprise Service Class                      496,830            --           496,830           --              21
Janus Aspen Global Research Service Class                  12,649            --            12,649           --               1
LVIP American Global Growth Service Class II            2,902,043            --         2,902,043        3,228             131
LVIP American Global Small Capitalization
   Service Class II                                     2,755,878         8,094         2,763,972           --             122










SUBACCOUNT                                           NET ASSETS
------------------------------------------------------------------------------------------------------------------------------------
ABVPSF Global Thematic Growth Class B              $    1,833,989
ABVPSF Large Cap Growth Class B                           558,067
ABVPSF Small/Mid Cap Value Class B                     11,361,231
American Funds Global Growth Class 2                   15,237,911
American Funds Global Small Capitalization
   Class 2                                             12,580,733
American Funds Growth Class 2                          77,802,219
American Funds Growth-Income Class 2                   75,688,415
American Funds International Class 2                   35,196,795
BlackRock Global Allocation V.I. Class III             57,752,118
Delaware VIP Diversified Income Service Class          58,071,063
Delaware VIP Emerging Markets Service Class            19,406,908
Delaware VIP High Yield Standard Class                    826,165
Delaware VIP High Yield Service Class                  13,186,809
Delaware VIP Limited-Term Diversified Income
   Service Class                                       30,854,743
Delaware VIP REIT Standard Class                          720,354
Delaware VIP REIT Service Class                        11,839,293
Delaware VIP Small Cap Value Standard Class               878,504
Delaware VIP Small Cap Value Service Class             21,424,576
Delaware VIP Smid Cap Growth Standard Class               502,756
Delaware VIP Smid Cap Growth Service Class             10,565,335
Delaware VIP U.S. Growth Service Class                  5,670,605
Delaware VIP Value Standard Class                         110,877
Delaware VIP Value Service Class                       10,809,131
DWS Alternative Asset Allocation VIP Class B            3,044,746
DWS Equity 500 Index VIP Class A                        1,836,928
DWS Small Cap Index VIP Class A                           477,482
Fidelity VIP Contrafund Service Class 2                48,323,888
Fidelity VIP Growth Initial Class                         215,636
Fidelity VIP Growth Service Class 2                     7,020,458
Fidelity VIP Mid Cap Service Class 2                   36,101,128
FTVIPT Franklin Income Securities Class 2              29,468,648
FTVIPT Mutual Shares Securities Class 2                22,234,982
FTVIPT Templeton Global Bond Securities
   Class 2                                             11,218,740
FTVIPT Templeton Growth Securities Class 2              3,489,164
Goldman Sachs VIT Large Cap Value
   Service Class                                        1,687,114
Huntington VA Balanced                                      5,093
Huntington VA Dividend Capture                             46,736
Invesco V.I. American Franchise Series I                  170,235
Invesco V.I. American Franchise Series II                  24,296
Invesco V.I. Core Equity Series I                         222,136
Invesco V.I. Core Equity Series II                          1,608
Invesco V.I. International Growth Series I                 83,862
Invesco V.I. International Growth Series II                60,278
Janus Aspen Balanced Service Class                        894,479
Janus Aspen Enterprise Service Class                      496,809
Janus Aspen Global Research Service Class                  12,648
LVIP American Global Growth Service Class II            2,898,684
LVIP American Global Small Capitalization
   Service Class II                                     2,763,850



See accompanying notes.

LINCOLN NEW YORK ACCOUNT N FOR VARIABLE ANNUITIES

DECEMBER 31, 2013



                                                                                                                     MORTALITY &
                                                                                                                     EXPENSE
                                                                     CONTRACT                        CONTRACT        GUARANTEE
                                                                     PURCHASES                       REDEMPTIONS     CHARGES
                                                                     DUE FROM                        DUE TO          PAYABLE TO
                                                                     LINCOLN LIFE &                  LINCOLN LIFE &  LINCOLN LIFE &
                                                                     ANNUITY                         ANNUITY         ANNUITY
                                                                     COMPANY                         COMPANY         COMPANY
SUBACCOUNT                                            INVESTMENTS    OF NEW YORK       TOTAL ASSETS  OF NEW YORK     OF NEW YORK
------------------------------------------------------------------------------------------------------------------------------------
LVIP American Growth Service Class II                $   10,492,053    $   18,009    $   10,510,062    $      --        $    508
LVIP American Growth-Income Service Class II              9,736,274            --         9,736,274       27,519             471
LVIP American International Service Class II              6,039,892            --         6,039,892        9,508             283
LVIP Baron Growth Opportunities Service Class            12,173,689            --        12,173,689        4,591             581
LVIP BlackRock Emerging Markets RPM
   Service Class                                          5,342,454        13,033         5,355,487           --             233
LVIP BlackRock Equity Dividend RPM
   Service Class                                         16,620,237        24,378        16,644,615           --             729
LVIP BlackRock Global Allocation V.I. RPM
   Service Class                                         17,317,166        10,182        17,327,348           --             711
LVIP BlackRock Inflation Protected Bond
   Service Class                                         45,177,194        27,677        45,204,871           --           2,039
LVIP Capital Growth Service Class                         3,269,096            --         3,269,096          484             100
LVIP Clarion Global Real Estate Service Class             7,000,142           433         7,000,575           --             317
LVIP Columbia Small-Mid Cap Growth RPM
   Service Class                                          8,988,759        32,729         9,021,488           --             405
LVIP Delaware Bond Standard Class                         7,450,065             7         7,450,072           --             329
LVIP Delaware Bond Service Class                         76,437,565        74,446        76,512,011           --           3,315
LVIP Delaware Diversified Floating Rate
   Service Class                                         29,117,919            --        29,117,919       35,142           1,336
LVIP Delaware Foundation Aggressive
   Allocation Standard Class                                316,732            --           316,732           --              12
LVIP Delaware Foundation Aggressive
   Allocation Service Class                               2,372,566            --         2,372,566           --             106
LVIP Delaware Growth and Income Service Class             1,849,986            --         1,849,986           --              82
LVIP Delaware Social Awareness Standard Class               603,359            --           603,359           --              26
LVIP Delaware Social Awareness Service Class              3,684,629            --         3,684,629           11             161
LVIP Delaware Special Opportunities Service Class         3,351,477            --         3,351,477           --             164
LVIP Dimensional Non-U.S. Equity RPM
   Service Class                                          4,200,543            --         4,200,543           --             196
LVIP Dimensional U.S. Equity RPM Service Class            8,637,298        20,000         8,657,298           --             386
LVIP Dimensional/Vanguard Total Bond
   Service Class                                         16,443,337        14,565        16,457,902           --             729
LVIP Global Income Service Class                         19,823,773         1,328        19,825,101           --             971
LVIP JPMorgan High Yield Service Class                    7,965,097            --         7,965,097        6,014             340
LVIP JPMorgan Mid Cap Value RPM Service Class            10,048,085        19,681        10,067,766           --             450
LVIP Managed Risk Profile 2010 Service Class                486,230            --           486,230           --              21
LVIP Managed Risk Profile 2020 Service Class                309,654            --           309,654           --              15
LVIP Managed Risk Profile 2030 Service Class                337,359            --           337,359           --              15
LVIP Managed Risk Profile 2040 Service Class                  9,752            --             9,752           --              --
LVIP Managed Risk Profile Conservative
   Service Class                                         74,095,536       166,746        74,262,282           --           3,622
LVIP Managed Risk Profile Growth Service Class          276,651,966       670,989       277,322,955           --          12,263
LVIP Managed Risk Profile Moderate
   Service Class                                        273,735,027            --       273,735,027      500,344          12,350
LVIP MFS International Growth Service Class               4,818,015           231         4,818,246           --             214
LVIP MFS International Growth RPM
   Service Class                                          2,475,981        32,716         2,508,697           --             110
LVIP MFS Value Service Class                             15,923,509            --        15,923,509        2,438             631
LVIP Mid-Cap Value Service Class                          5,201,287            --         5,201,287          260             232
LVIP Mondrian International Value
   Standard Class                                         1,548,754            --         1,548,754           --              68
LVIP Mondrian International Value Service Class          13,970,870            --        13,970,870          627             631










SUBACCOUNT                                             NET ASSETS
------------------------------------------------------------------------------------------------------------------------------------
LVIP American Growth Service Class II                $   10,509,554
LVIP American Growth-Income Service Class II              9,708,284
LVIP American International Service Class II              6,030,101
LVIP Baron Growth Opportunities Service Class            12,168,517
LVIP BlackRock Emerging Markets RPM
   Service Class                                          5,355,254
LVIP BlackRock Equity Dividend RPM
   Service Class                                         16,643,886
LVIP BlackRock Global Allocation V.I. RPM
   Service Class                                         17,326,637
LVIP BlackRock Inflation Protected Bond
   Service Class                                         45,202,832
LVIP Capital Growth Service Class                         3,268,512
LVIP Clarion Global Real Estate Service Class             7,000,258
LVIP Columbia Small-Mid Cap Growth RPM
   Service Class                                          9,021,083
LVIP Delaware Bond Standard Class                         7,449,743
LVIP Delaware Bond Service Class                         76,508,696
LVIP Delaware Diversified Floating Rate
   Service Class                                         29,081,441
LVIP Delaware Foundation Aggressive
   Allocation Standard Class                                316,720
LVIP Delaware Foundation Aggressive
   Allocation Service Class                               2,372,460
LVIP Delaware Growth and Income Service Class             1,849,904
LVIP Delaware Social Awareness Standard Class               603,333
LVIP Delaware Social Awareness Service Class              3,684,457
LVIP Delaware Special Opportunities Service Class         3,351,313
LVIP Dimensional Non-U.S. Equity RPM
   Service Class                                          4,200,347
LVIP Dimensional U.S. Equity RPM Service Class            8,656,912
LVIP Dimensional/Vanguard Total Bond
   Service Class                                         16,457,173
LVIP Global Income Service Class                         19,824,130
LVIP JPMorgan High Yield Service Class                    7,958,743
LVIP JPMorgan Mid Cap Value RPM Service Class            10,067,316
LVIP Managed Risk Profile 2010 Service Class                486,209
LVIP Managed Risk Profile 2020 Service Class                309,639
LVIP Managed Risk Profile 2030 Service Class                337,344
LVIP Managed Risk Profile 2040 Service Class                  9,752
LVIP Managed Risk Profile Conservative
   Service Class                                         74,258,660
LVIP Managed Risk Profile Growth Service Class          277,310,692
LVIP Managed Risk Profile Moderate
   Service Class                                        273,222,333
LVIP MFS International Growth Service Class               4,818,032
LVIP MFS International Growth RPM
   Service Class                                          2,508,587
LVIP MFS Value Service Class                             15,920,440
LVIP Mid-Cap Value Service Class                          5,200,795
LVIP Mondrian International Value
   Standard Class                                         1,548,686
LVIP Mondrian International Value Service Class          13,969,612



See accompanying notes.

LINCOLN NEW YORK ACCOUNT N FOR VARIABLE ANNUITIES

DECEMBER 31, 2013



                                                                                                                    MORTALITY &
                                                                                                                    EXPENSE
                                                                    CONTRACT                        CONTRACT        GUARANTEE
                                                                    PURCHASES                       REDEMPTIONS     CHARGES
                                                                    DUE FROM                        DUE TO          PAYABLE TO
                                                                    LINCOLN LIFE &                  LINCOLN LIFE &  LINCOLN LIFE &
                                                                    ANNUITY                         ANNUITY         ANNUITY
                                                                    COMPANY                         COMPANY         COMPANY
SUBACCOUNT                                           INVESTMENTS    OF NEW YORK       TOTAL ASSETS  OF NEW YORK     OF NEW YORK
------------------------------------------------------------------------------------------------------------------------------------
LVIP Money Market Standard Class                    $    2,685,614    $       --    $    2,685,614    $      40        $    112
LVIP Money Market Service Class                         16,249,433           920        16,250,353           --             715
LVIP SSgA Bond Index Service Class                      37,746,444        18,587        37,765,031           --           1,798
LVIP SSgA Conservative Index Allocation
   Service Class                                         4,570,445            --         4,570,445           --             221
LVIP SSgA Conservative Structured Allocation
   Service Class                                         9,540,654            --         9,540,654           --             439
LVIP SSgA Developed International 150
   Service Class                                         5,757,750            --         5,757,750          204             277
LVIP SSgA Emerging Markets 100 Service Class             7,506,055           463         7,506,518           --             359
LVIP SSgA Global Tactical Allocation RPM
   Service Class                                        56,894,334        59,425        56,953,759           --           2,733
LVIP SSgA International Index Service Class             12,239,147        15,403        12,254,550           --             577
LVIP SSgA Large Cap 100 Service Class                   13,053,919            --        13,053,919        3,368             618
LVIP SSgA Large Cap RPM Service Class                    1,692,077        12,716         1,704,793           --              72
LVIP SSgA Moderate Index Allocation
   Service Class                                        12,727,245        12,262        12,739,507           --             609
LVIP SSgA Moderate Structured Allocation
   Service Class                                        60,667,786        11,955        60,679,741           --           2,817
LVIP SSgA Moderately Aggressive Index
   Allocation Service Class                              9,263,908            --         9,263,908           --             404
LVIP SSgA Moderately Aggressive Structured
   Allocation Service Class                             24,231,277        22,572        24,253,849           --           1,200
LVIP SSgA S&P 500 Index Standard Class                   1,892,074            --         1,892,074           --              87
LVIP SSgA S&P 500 Index Service Class                   39,251,773        11,796        39,263,569           --           1,809
LVIP SSgA Small-Cap Index Service Class                 15,959,851        16,238        15,976,089           --             752
LVIP SSgA Small-Cap RPM Service Class                    2,050,088            --         2,050,088           --              91
LVIP SSgA Small-Mid Cap 200 Service Class                4,477,934            --         4,477,934          550             210
LVIP T. Rowe Price Growth Stock Service Class           10,277,528            --        10,277,528        2,753             484
LVIP T. Rowe Price Structured Mid-Cap Growth
   Standard Class                                           86,363            --            86,363           --               4
LVIP T. Rowe Price Structured Mid-Cap Growth
   Service Class                                         5,330,537            --         5,330,537          789             243
LVIP Templeton Growth RPM Service Class                 22,173,932           676        22,174,608           --           1,016
LVIP UBS Large Cap Growth RPM Standard Class               175,379            --           175,379           --               8
LVIP UBS Large Cap Growth RPM Service Class              6,996,793        18,687         7,015,480           --             307
LVIP Vanguard Domestic Equity ETF Service Class          5,510,367            --         5,510,367           --             243
LVIP Vanguard International Equity ETF
   Service Class                                         2,867,159            --         2,867,159           --             134
LVIP VIP Contrafund RPM Service Class                    5,474,727            --         5,474,727           --             250
Lord Abbett Fundamental Equity Class VC                     79,809            --            79,809           --               2
MFS VIT Core Equity Service Class                           49,220            --            49,220           --               2
MFS VIT Growth Initial Class                               106,634            --           106,634           --               4
MFS VIT Growth Service Class                             1,236,179            --         1,236,179           --              56
MFS VIT Total Return Initial Class                         529,821            --           529,821           --              20
MFS VIT Utilities Initial Class                            430,133            --           430,133           --              16
MFS VIT Utilities Service Class                         14,121,711            --        14,121,711           28             636
NB AMT Mid Cap Intrinsic Value I Class                   3,687,971            --         3,687,971            1             167
Oppenheimer Global Fund/VA Service Class                   256,084            --           256,084           --               6
PIMCO VIT CommodityRealReturn Strategy
   Advisor Class                                         3,497,140            --         3,497,140           --             148
Putnam VT Global Health Care Class IB                      174,617            --           174,617           --               8
Putnam VT Growth & Income Class IB                          26,283            --            26,283           --               2










SUBACCOUNT                                            NET ASSETS
------------------------------------------------------------------------------------------------------------------------------------
LVIP Money Market Standard Class                    $    2,685,462
LVIP Money Market Service Class                         16,249,638
LVIP SSgA Bond Index Service Class                      37,763,233
LVIP SSgA Conservative Index Allocation
   Service Class                                         4,570,224
LVIP SSgA Conservative Structured Allocation
   Service Class                                         9,540,215
LVIP SSgA Developed International 150
   Service Class                                         5,757,269
LVIP SSgA Emerging Markets 100 Service Class             7,506,159
LVIP SSgA Global Tactical Allocation RPM
   Service Class                                        56,951,026
LVIP SSgA International Index Service Class             12,253,973
LVIP SSgA Large Cap 100 Service Class                   13,049,933
LVIP SSgA Large Cap RPM Service Class                    1,704,721
LVIP SSgA Moderate Index Allocation
   Service Class                                        12,738,898
LVIP SSgA Moderate Structured Allocation
   Service Class                                        60,676,924
LVIP SSgA Moderately Aggressive Index
   Allocation Service Class                              9,263,504
LVIP SSgA Moderately Aggressive Structured
   Allocation Service Class                             24,252,649
LVIP SSgA S&P 500 Index Standard Class                   1,891,987
LVIP SSgA S&P 500 Index Service Class                   39,261,760
LVIP SSgA Small-Cap Index Service Class                 15,975,337
LVIP SSgA Small-Cap RPM Service Class                    2,049,997
LVIP SSgA Small-Mid Cap 200 Service Class                4,477,174
LVIP T. Rowe Price Growth Stock Service Class           10,274,291
LVIP T. Rowe Price Structured Mid-Cap Growth
   Standard Class                                           86,359
LVIP T. Rowe Price Structured Mid-Cap Growth
   Service Class                                         5,329,505
LVIP Templeton Growth RPM Service Class                 22,173,592
LVIP UBS Large Cap Growth RPM Standard Class               175,371
LVIP UBS Large Cap Growth RPM Service Class              7,015,173
LVIP Vanguard Domestic Equity ETF Service Class          5,510,124
LVIP Vanguard International Equity ETF
   Service Class                                         2,867,025
LVIP VIP Contrafund RPM Service Class                    5,474,477
Lord Abbett Fundamental Equity Class VC                     79,807
MFS VIT Core Equity Service Class                           49,218
MFS VIT Growth Initial Class                               106,630
MFS VIT Growth Service Class                             1,236,123
MFS VIT Total Return Initial Class                         529,801
MFS VIT Utilities Initial Class                            430,117
MFS VIT Utilities Service Class                         14,121,047
NB AMT Mid Cap Intrinsic Value I Class                   3,687,803
Oppenheimer Global Fund/VA Service Class                   256,078
PIMCO VIT CommodityRealReturn Strategy
   Advisor Class                                         3,496,992
Putnam VT Global Health Care Class IB                      174,609
Putnam VT Growth & Income Class IB                          26,281



See accompanying notes.

                    [THIS PAGE INTENTIONALLY LEFT BLANK]

LINCOLN NEW YORK ACCOUNT N FOR VARIABLE ANNUITIES

STATEMENTS OF OPERATIONS

YEAR ENDED DECEMBER 31, 2013




                                                                    DIVIDENDS
                                                                    FROM         MORTALITY AND        NET            NET REALIZED
                                                                    INVESTMENT   EXPENSE              INVESTMENT     GAIN (LOSS)
SUBACCOUNT                                                          INCOME       GUARANTEE CHARGES    INCOME (LOSS)  ON INVESTMENTS
------------------------------------------------------------------------------------------------------------------------------------
ABVPSF Global Thematic Growth Class B                              $        382     $     (29,268)    $    (28,886)  $      55,430
ABVPSF Growth and Income Class B                                         76,337           (39,928)          36,409       1,177,453
ABVPSF International Value Class B                                      151,485           (45,118)         106,367      (1,531,326)
ABVPSF Large Cap Growth Class B                                              --            (8,726)          (8,726)         66,595
ABVPSF Small/Mid Cap Value Class B                                       43,363          (160,229)        (116,866)        494,238
American Century VP Inflation Protection Class II                       110,226          (145,678)         (35,452)        835,683
American Funds Global Growth Class 2                                    174,448          (240,887)         (66,439)        746,627
American Funds Global Small Capitalization Class 2                      104,714          (190,772)         (86,058)        425,236
American Funds Growth Class 2                                           674,220        (1,239,754)        (565,534)      4,031,151
American Funds Growth-Income Class 2                                    936,811        (1,178,413)        (241,602)      3,444,678
American Funds International Class 2                                    451,882          (556,434)        (104,552)        520,108
BlackRock Global Allocation V.I. Class III                              584,935          (985,415)        (400,480)        734,932
Delaware VIP Diversified Income Service Class                         1,184,250          (919,003)         265,247        (116,031)
Delaware VIP Emerging Markets Service Class                             283,954          (314,350)         (30,396)        247,841
Delaware VIP High Yield Standard Class                                   53,545           (11,531)          42,014           8,804
Delaware VIP High Yield Service Class                                   972,859          (222,138)         750,721         217,992
Delaware VIP Limited-Term Diversified Income Service Class              342,978          (425,203)         (82,225)       (111,296)
Delaware VIP REIT Standard Class                                         12,380           (11,125)           1,255             667
Delaware VIP REIT Service Class                                         161,623          (207,964)         (46,341)        351,824
Delaware VIP Small Cap Value Standard Class                               5,587           (11,172)          (5,585)         38,754
Delaware VIP Small Cap Value Service Class                              104,138          (340,397)        (236,259)        934,525
Delaware VIP Smid Cap Growth Standard Class                                 104            (6,365)          (6,261)         31,487
Delaware VIP Smid Cap Growth Service Class                                   --          (152,616)        (152,616)        469,846
Delaware VIP U.S. Growth Service Class                                    6,434           (76,784)         (70,350)        424,907
Delaware VIP Value Standard Class                                         2,981            (2,188)             793          30,376
Delaware VIP Value Service Class                                        153,595          (166,561)         (12,966)        605,973
DWS Alternative Asset Allocation VIP Class B                             57,872           (68,122)         (10,250)         64,206
DWS Equity 500 Index VIP Class A                                         39,696           (30,545)           9,151         217,441
DWS Equity 500 Index VIP Class B                                         34,653           (13,535)          21,118         577,124
DWS Small Cap Index VIP Class A                                           8,408            (7,764)             644          33,463
DWS Small Cap Index VIP Class B                                          21,227            (9,448)          11,779         225,537
Fidelity VIP Contrafund Service Class 2                                 366,204          (761,215)        (395,011)      1,569,505
Fidelity VIP Equity-Income Initial Class                                     --            (2,819)          (2,819)         41,062
Fidelity VIP Equity-Income Service Class 2                                   --           (11,129)         (11,129)        170,857
Fidelity VIP Growth Initial Class                                           553            (2,631)          (2,078)          3,126
Fidelity VIP Growth Service Class 2                                       2,879           (97,633)         (94,754)        251,766
Fidelity VIP Mid Cap Service Class 2                                     89,678          (532,998)        (443,320)        958,790
Fidelity VIP Overseas Initial Class                                          --              (425)            (425)         13,002
Fidelity VIP Overseas Service Class 2                                        --           (20,586)         (20,586)        174,060
FTVIPT Franklin Income Securities Class 2                             1,709,173          (463,909)       1,245,264         288,641
FTVIPT Franklin Small-Mid Cap Growth Securities Class 2                      --           (45,799)         (45,799)      1,722,060
FTVIPT Mutual Shares Securities Class 2                                 439,873          (334,269)         105,604         695,707
FTVIPT Templeton Global Bond Securities Class 2                         583,334          (208,486)         374,848         226,731
FTVIPT Templeton Growth Securities Class 2                               91,479           (56,789)          34,690          51,279
Goldman Sachs VIT Large Cap Value Service Class                          14,985           (16,040)          (1,055)         66,710
Huntington VA Balanced                                                       96               (69)              27              36
Huntington VA Dividend Capture                                            1,359              (622)             737             492
Invesco V.I. American Franchise Series I                                    634            (2,518)          (1,884)          1,683
Invesco V.I. American Franchise Series II                                    66              (669)            (603)          4,248
Invesco V.I. Core Equity Series I                                         2,905            (3,234)            (329)         20,976
Invesco V.I. Core Equity Series II                                           93              (150)             (57)          3,245
Invesco V.I. International Growth Series I                                1,469            (1,569)            (100)         25,019
Invesco V.I. International Growth Series II                                 650              (959)            (309)          4,089
Janus Aspen Balanced Service Class                                       10,022           (11,776)          (1,754)         12,738
Janus Aspen Enterprise Service Class                                      1,677            (7,023)          (5,346)         34,552
Janus Aspen Global Research Service Class                                 1,464            (2,550)          (1,086)         22,496
LVIP American Global Growth Service Class II                             22,766           (40,672)         (17,906)         95,237


                                                                   DIVIDENDS                      NET CHANGE        NET INCREASE
                                                                   FROM           TOTAL           IN UNREALIZED     (DECREASE)
                                                                   NET REALIZED   NET REALIZED    APPRECIATION OR   IN NET ASSETS
                                                                   GAIN ON        GAIN (LOSS)     DEPRECIATION      RESULTING
SUBACCOUNT                                                         INVESTMENTS    ON INVESTMENTS  ON INVESTMENTS    FROM OPERATIONS
------------------------------------------------------------------------------------------------------------------------------------
ABVPSF Global Thematic Growth Class B                              $         --   $      55,430    $     302,472     $      329,016
ABVPSF Growth and Income Class B                                             --       1,177,453         (201,434)         1,012,428
ABVPSF International Value Class B                                           --      (1,531,326)       2,126,073            701,114
ABVPSF Large Cap Growth Class B                                              --          66,595          107,360            165,229
ABVPSF Small/Mid Cap Value Class B                                      592,461       1,086,699        1,767,299          2,737,132
American Century VP Inflation Protection Class II                       790,831       1,626,514       (2,083,086)          (492,024)
American Funds Global Growth Class 2                                         --         746,627        2,764,099          3,444,287
American Funds Global Small Capitalization Class 2                           --         425,236        2,467,082          2,806,260
American Funds Growth Class 2                                                --       4,031,151       14,752,792         18,218,409
American Funds Growth-Income Class 2                                         --       3,444,678       16,189,031         19,392,107
American Funds International Class 2                                         --         520,108        5,721,022          6,136,578
BlackRock Global Allocation V.I. Class III                            2,330,648       3,065,580        3,856,453          6,521,553
Delaware VIP Diversified Income Service Class                           767,475         651,444       (2,644,303)        (1,727,612)
Delaware VIP Emerging Markets Service Class                                  --         247,841        1,296,332          1,513,777
Delaware VIP High Yield Standard Class                                       --           8,804            4,879             55,697
Delaware VIP High Yield Service Class                                        --         217,992          (34,614)           934,099
Delaware VIP Limited-Term Diversified Income Service Class                   --        (111,296)        (572,090)          (765,611)
Delaware VIP REIT Standard Class                                             --             667            5,245              7,167
Delaware VIP REIT Service Class                                              --         351,824         (309,778)            (4,295)
Delaware VIP Small Cap Value Standard Class                              35,422          74,176          148,300            216,891
Delaware VIP Small Cap Value Service Class                              934,569       1,869,094        3,806,155          5,438,990
Delaware VIP Smid Cap Growth Standard Class                              23,211          54,698          102,170            150,607
Delaware VIP Smid Cap Growth Service Class                              515,864         985,710        2,184,262          3,017,356
Delaware VIP U.S. Growth Service Class                                  191,647         616,554          946,910          1,493,114
Delaware VIP Value Standard Class                                            --          30,376            9,979             41,148
Delaware VIP Value Service Class                                             --         605,973        2,033,345          2,626,352
DWS Alternative Asset Allocation VIP Class B                                 --          64,206          (44,342)             9,614
DWS Equity 500 Index VIP Class A                                         47,153         264,594          241,590            515,335
DWS Equity 500 Index VIP Class B                                         47,734         624,858         (306,806)           339,170
DWS Small Cap Index VIP Class A                                          20,212          53,675           93,477            147,796
DWS Small Cap Index VIP Class B                                          59,688         285,225          (73,632)           223,372
Fidelity VIP Contrafund Service Class 2                                  12,824       1,582,329       10,256,945         11,444,263
Fidelity VIP Equity-Income Initial Class                                  1,472          42,534           44,143             83,858
Fidelity VIP Equity-Income Service Class 2                                4,972         175,829          124,798            289,498
Fidelity VIP Growth Initial Class                                           132           3,258           54,804             55,984
Fidelity VIP Growth Service Class 2                                       4,381         256,147        1,487,313          1,648,706
Fidelity VIP Mid Cap Service Class 2                                  4,275,886       5,234,676        4,366,564          9,157,920
Fidelity VIP Overseas Initial Class                                          --          13,002           (3,466)             9,111
Fidelity VIP Overseas Service Class 2                                        --         174,060          224,263            377,737
FTVIPT Franklin Income Securities Class 2                                    --         288,641        1,617,375          3,151,280
FTVIPT Franklin Small-Mid Cap Growth Securities Class 2                      --       1,722,060         (586,611)         1,089,650
FTVIPT Mutual Shares Securities Class 2                                      --         695,707        4,171,997          4,973,308
FTVIPT Templeton Global Bond Securities Class 2                         150,609         377,340         (775,410)           (23,222)
FTVIPT Templeton Growth Securities Class 2                                   --          51,279          777,829            863,798
Goldman Sachs VIT Large Cap Value Service Class                         182,721         249,431          192,245            440,621
Huntington VA Balanced                                                       45              81              512                620
Huntington VA Dividend Capture                                               --             492            6,245              7,474
Invesco V.I. American Franchise Series I                                     --           1,683           47,992             47,791
Invesco V.I. American Franchise Series II                                    --           4,248            8,015             11,660
Invesco V.I. Core Equity Series I                                            --          20,976           33,343             53,990
Invesco V.I. Core Equity Series II                                           --           3,245             (998)             2,190
Invesco V.I. International Growth Series I                                   --          25,019           (8,240)            16,679
Invesco V.I. International Growth Series II                                  --           4,089            5,801              9,581
Janus Aspen Balanced Service Class                                       38,631          51,369           74,936            124,551
Janus Aspen Enterprise Service Class                                         --          34,552           89,711            118,917
Janus Aspen Global Research Service Class                                    --          22,496            2,471             23,881
LVIP American Global Growth Service Class II                                 --          95,237          512,427            589,758



See accompanying notes.

LINCOLN NEW YORK ACCOUNT N FOR VARIABLE ANNUITIES

YEAR ENDED DECEMBER 31, 2013




                                                                              DIVIDENDS
                                                                              FROM         MORTALITY AND        NET
                                                                              INVESTMENT   EXPENSE              INVESTMENT
SUBACCOUNT                                                                    INCOME       GUARANTEE CHARGES    INCOME (LOSS)
------------------------------------------------------------------------------------------------------------------------------------
LVIP American Global Small Capitalization Service Class II                   $      5,916     $     (43,438)    $    (37,522)
LVIP American Growth Service Class II                                              55,990          (161,402)        (105,412)
LVIP American Growth-Income Service Class II                                       89,287          (152,914)         (63,627)
LVIP American International Service Class II                                       55,564           (87,368)         (31,804)
LVIP Baron Growth Opportunities Service Class                                      46,081          (191,297)        (145,216)
LVIP BlackRock Emerging Markets RPM Service Class                                  26,647           (37,870)         (11,223)
LVIP BlackRock Equity Dividend RPM Service Class                                  194,032          (133,466)          60,566
LVIP BlackRock Global Allocation V.I. RPM Service Class                                --           (67,089)         (67,089)
LVIP BlackRock Inflation Protected Bond Service Class                             121,816          (609,198)        (487,382)
LVIP Capital Growth Service Class                                                      --           (35,102)         (35,102)
LVIP Clarion Global Real Estate Service Class                                          --          (115,071)        (115,071)
LVIP Columbia Small-Mid Cap Growth RPM Service Class                                   --           (77,804)         (77,804)
LVIP Delaware Bond Standard Class                                                 137,931          (136,328)           1,603
LVIP Delaware Bond Service Class                                                1,136,998        (1,161,109)         (24,111)
LVIP Delaware Diversified Floating Rate Service Class                             139,635          (284,621)        (144,986)
LVIP Delaware Foundation Aggressive Allocation Standard Class                       4,669            (4,307)             362
LVIP Delaware Foundation Aggressive Allocation Service Class                       29,717           (39,419)          (9,702)
LVIP Delaware Growth and Income Service Class                                      23,953           (28,226)          (4,273)
LVIP Delaware Social Awareness Standard Class                                       6,911            (8,988)          (2,077)
LVIP Delaware Social Awareness Service Class                                       31,012           (51,946)         (20,934)
LVIP Delaware Special Opportunities Service Class                                  23,786           (60,864)         (37,078)
LVIP Dimensional Non-U.S. Equity RPM Service Class                                 61,094           (39,835)          21,259
LVIP Dimensional U.S. Equity RPM Service Class                                     58,893           (77,281)         (18,388)
LVIP Dimensional/Vanguard Total Bond Service Class                                175,158          (208,170)         (33,012)
LVIP Global Income Service Class                                                   51,169          (338,212)        (287,043)
LVIP JPMorgan High Yield Service Class                                            350,718          (117,628)         233,090
LVIP JPMorgan Mid Cap Value RPM Service Class                                      21,388           (77,979)         (56,591)
LVIP Managed Risk Profile 2010 Service Class                                        5,150            (6,924)          (1,774)
LVIP Managed Risk Profile 2020 Service Class                                        3,394            (6,914)          (3,520)
LVIP Managed Risk Profile 2030 Service Class                                        3,494            (5,221)          (1,727)
LVIP Managed Risk Profile 2040 Service Class                                           95              (165)             (70)
LVIP Managed Risk Profile Conservative Service Class                            1,228,448        (1,134,802)          93,646
LVIP Managed Risk Profile Growth Service Class                                  3,904,765        (2,924,300)         980,465
LVIP Managed Risk Profile Moderate Service Class                                3,938,771        (3,343,567)         595,204
LVIP MFS International Growth Service Class                                        24,348           (68,962)         (44,614)
LVIP MFS International Growth RPM Service Class                                    11,522            (8,247)           3,275
LVIP MFS Value Service Class                                                      209,884          (211,323)          (1,439)
LVIP Mid-Cap Value Service Class                                                   10,117           (75,604)         (65,487)
LVIP Mondrian International Value Standard Class                                   36,623           (25,828)          10,795
LVIP Mondrian International Value Service Class                                   298,788          (185,838)         112,950
LVIP Money Market Standard Class                                                      688           (42,310)         (41,622)
LVIP Money Market Service Class                                                     3,993          (258,169)        (254,176)
LVIP SSgA Bond Index Service Class                                                660,903          (672,676)         (11,773)
LVIP SSgA Conservative Index Allocation Service Class                              57,773           (78,319)         (20,546)
LVIP SSgA Conservative Structured Allocation Service Class                        168,745          (164,137)           4,608
LVIP SSgA Developed International 150 Service Class                               130,579           (93,324)          37,255
LVIP SSgA Emerging Markets 100 Service Class                                      150,298          (127,412)          22,886
LVIP SSgA Global Tactical Allocation RPM Service Class                          1,003,573          (824,213)         179,360
LVIP SSgA International Index Service Class                                       158,820          (181,895)         (23,075)
LVIP SSgA Large Cap 100 Service Class                                             237,848          (210,868)          26,980
LVIP SSgA Large Cap RPM Service Class                                              19,295            (4,298)          14,997
LVIP SSgA Moderate Index Allocation Service Class                                 147,033          (194,016)         (46,983)
LVIP SSgA Moderate Structured Allocation Service Class                          1,212,667          (862,619)         350,048
LVIP SSgA Moderately Aggressive Index Allocation Service Class                    108,248          (125,678)         (17,430)
LVIP SSgA Moderately Aggressive Structured Allocation Service Class               502,545          (406,200)          96,345
LVIP SSgA S&P 500 Index Standard Class                                             26,744           (23,180)           3,564
LVIP SSgA S&P 500 Index Service Class                                             472,224          (548,432)         (76,208)


                                                                                              DIVIDENDS
                                                                                              FROM           TOTAL
                                                                             NET REALIZED     NET REALIZED   NET REALIZED
                                                                             GAIN (LOSS)      GAIN ON        GAIN (LOSS)
SUBACCOUNT                                                                   ON INVESTMENTS   INVESTMENTS    ON INVESTMENTS
------------------------------------------------------------------------------------------------------------------------------------
LVIP American Global Small Capitalization Service Class II                    $     153,729   $         --    $     153,729
LVIP American Growth Service Class II                                               286,913             --          286,913
LVIP American Growth-Income Service Class II                                        358,019             --          358,019
LVIP American International Service Class II                                         77,504             --           77,504
LVIP Baron Growth Opportunities Service Class                                       802,203        860,925        1,663,128
LVIP BlackRock Emerging Markets RPM Service Class                                    (6,478)            --           (6,478)
LVIP BlackRock Equity Dividend RPM Service Class                                    104,099             --          104,099
LVIP BlackRock Global Allocation V.I. RPM Service Class                              21,579         25,502           47,081
LVIP BlackRock Inflation Protected Bond Service Class                              (449,352)     1,148,412          699,060
LVIP Capital Growth Service Class                                                   203,752             --          203,752
LVIP Clarion Global Real Estate Service Class                                       292,099             --          292,099
LVIP Columbia Small-Mid Cap Growth RPM Service Class                                 83,036         97,143          180,179
LVIP Delaware Bond Standard Class                                                   116,828         91,289          208,117
LVIP Delaware Bond Service Class                                                     91,644        867,020          958,664
LVIP Delaware Diversified Floating Rate Service Class                                17,266             --           17,266
LVIP Delaware Foundation Aggressive Allocation Standard Class                         1,683             --            1,683
LVIP Delaware Foundation Aggressive Allocation Service Class                         49,611             --           49,611
LVIP Delaware Growth and Income Service Class                                       118,739         47,115          165,854
LVIP Delaware Social Awareness Standard Class                                        58,615         10,468           69,083
LVIP Delaware Social Awareness Service Class                                        113,207         66,413          179,620
LVIP Delaware Special Opportunities Service Class                                   118,963        268,866          387,829
LVIP Dimensional Non-U.S. Equity RPM Service Class                                   48,481          3,023           51,504
LVIP Dimensional U.S. Equity RPM Service Class                                      124,451         24,558          149,009
LVIP Dimensional/Vanguard Total Bond Service Class                                  (28,428)        34,936            6,508
LVIP Global Income Service Class                                                    (35,944)        35,044             (900)
LVIP JPMorgan High Yield Service Class                                              101,962          1,333          103,295
LVIP JPMorgan Mid Cap Value RPM Service Class                                       104,997             --          104,997
LVIP Managed Risk Profile 2010 Service Class                                          2,391             --            2,391
LVIP Managed Risk Profile 2020 Service Class                                         19,693             --           19,693
LVIP Managed Risk Profile 2030 Service Class                                          1,178             --            1,178
LVIP Managed Risk Profile 2040 Service Class                                             13             --               13
LVIP Managed Risk Profile Conservative Service Class                                789,929      1,083,269        1,873,198
LVIP Managed Risk Profile Growth Service Class                                    1,925,492             --        1,925,492
LVIP Managed Risk Profile Moderate Service Class                                  1,813,624             --        1,813,624
LVIP MFS International Growth Service Class                                          98,909             --           98,909
LVIP MFS International Growth RPM Service Class                                       2,123             --            2,123
LVIP MFS Value Service Class                                                        986,205             --          986,205
LVIP Mid-Cap Value Service Class                                                    347,978             --          347,978
LVIP Mondrian International Value Standard Class                                     (4,351)            --           (4,351)
LVIP Mondrian International Value Service Class                                      40,147             --           40,147
LVIP Money Market Standard Class                                                         --             --               --
LVIP Money Market Service Class                                                          --             --               --
LVIP SSgA Bond Index Service Class                                                   92,714        123,741          216,455
LVIP SSgA Conservative Index Allocation Service Class                                71,250             --           71,250
LVIP SSgA Conservative Structured Allocation Service Class                          108,284          3,165          111,449
LVIP SSgA Developed International 150 Service Class                                 159,131             --          159,131
LVIP SSgA Emerging Markets 100 Service Class                                       (209,731)            --         (209,731)
LVIP SSgA Global Tactical Allocation RPM Service Class                              571,573             --          571,573
LVIP SSgA International Index Service Class                                         358,302             --          358,302
LVIP SSgA Large Cap 100 Service Class                                               917,472        668,718        1,586,190
LVIP SSgA Large Cap RPM Service Class                                                 5,140             --            5,140
LVIP SSgA Moderate Index Allocation Service Class                                   191,885             --          191,885
LVIP SSgA Moderate Structured Allocation Service Class                              384,292         43,461          427,753
LVIP SSgA Moderately Aggressive Index Allocation Service Class                      137,101             --          137,101
LVIP SSgA Moderately Aggressive Structured Allocation Service Class                 157,878         52,509          210,387
LVIP SSgA S&P 500 Index Standard Class                                               19,628             --           19,628
LVIP SSgA S&P 500 Index Service Class                                             1,712,320             --        1,712,320


                                                                             NET CHANGE       NET INCREASE
                                                                             IN UNREALIZED    (DECREASE)
                                                                             APPRECIATION OR  IN NET ASSETS
                                                                             DEPRECIATION     RESULTING
SUBACCOUNT                                                                   ON INVESTMENTS   FROM OPERATIONS
------------------------------------------------------------------------------------------------------------------------------------
LVIP American Global Small Capitalization Service Class II                    $     493,618    $     609,825
LVIP American Growth Service Class II                                             1,988,240        2,169,741
LVIP American Growth-Income Service Class II                                      1,988,362        2,282,754
LVIP American International Service Class II                                        883,564          929,264
LVIP Baron Growth Opportunities Service Class                                     1,884,794        3,402,706
LVIP BlackRock Emerging Markets RPM Service Class                                   (39,526)         (57,227)
LVIP BlackRock Equity Dividend RPM Service Class                                  1,103,575        1,268,240
LVIP BlackRock Global Allocation V.I. RPM Service Class                             686,606          666,598
LVIP BlackRock Inflation Protected Bond Service Class                            (4,530,929)      (4,319,251)
LVIP Capital Growth Service Class                                                   734,936          903,586
LVIP Clarion Global Real Estate Service Class                                       (69,468)         107,560
LVIP Columbia Small-Mid Cap Growth RPM Service Class                                821,305          923,680
LVIP Delaware Bond Standard Class                                                  (565,144)        (355,424)
LVIP Delaware Bond Service Class                                                 (4,058,224)      (3,123,671)
LVIP Delaware Diversified Floating Rate Service Class                               (38,853)        (166,573)
LVIP Delaware Foundation Aggressive Allocation Standard Class                        49,232           51,277
LVIP Delaware Foundation Aggressive Allocation Service Class                        358,545          398,454
LVIP Delaware Growth and Income Service Class                                       306,412          467,993
LVIP Delaware Social Awareness Standard Class                                       104,862          171,868
LVIP Delaware Social Awareness Service Class                                        743,797          902,483
LVIP Delaware Special Opportunities Service Class                                   553,485          904,236
LVIP Dimensional Non-U.S. Equity RPM Service Class                                  235,795          308,558
LVIP Dimensional U.S. Equity RPM Service Class                                      972,892        1,103,513
LVIP Dimensional/Vanguard Total Bond Service Class                                 (556,128)        (582,632)
LVIP Global Income Service Class                                                   (622,237)        (910,180)
LVIP JPMorgan High Yield Service Class                                                  340          336,725
LVIP JPMorgan Mid Cap Value RPM Service Class                                       795,326          843,732
LVIP Managed Risk Profile 2010 Service Class                                         27,639           28,256
LVIP Managed Risk Profile 2020 Service Class                                         15,280           31,453
LVIP Managed Risk Profile 2030 Service Class                                         35,791           35,242
LVIP Managed Risk Profile 2040 Service Class                                          1,273            1,216
LVIP Managed Risk Profile Conservative Service Class                              2,546,257        4,513,101
LVIP Managed Risk Profile Growth Service Class                                   16,671,594       19,577,551
LVIP Managed Risk Profile Moderate Service Class                                 16,103,441       18,512,269
LVIP MFS International Growth Service Class                                         427,676          481,971
LVIP MFS International Growth RPM Service Class                                      57,823           63,221
LVIP MFS Value Service Class                                                      3,158,248        4,143,014
LVIP Mid-Cap Value Service Class                                                    958,097        1,240,588
LVIP Mondrian International Value Standard Class                                    266,348          272,792
LVIP Mondrian International Value Service Class                                   1,596,330        1,749,427
LVIP Money Market Standard Class                                                         --          (41,622)
LVIP Money Market Service Class                                                          --         (254,176)
LVIP SSgA Bond Index Service Class                                               (1,980,099)      (1,775,417)
LVIP SSgA Conservative Index Allocation Service Class                               106,456          157,160
LVIP SSgA Conservative Structured Allocation Service Class                          357,175          473,232
LVIP SSgA Developed International 150 Service Class                                 699,277          895,663
LVIP SSgA Emerging Markets 100 Service Class                                       (122,266)        (309,111)
LVIP SSgA Global Tactical Allocation RPM Service Class                            2,780,802        3,531,735
LVIP SSgA International Index Service Class                                       1,367,100        1,702,327
LVIP SSgA Large Cap 100 Service Class                                             1,831,385        3,444,555
LVIP SSgA Large Cap RPM Service Class                                                54,578           74,715
LVIP SSgA Moderate Index Allocation Service Class                                   904,604        1,049,506
LVIP SSgA Moderate Structured Allocation Service Class                            4,136,913        4,914,714
LVIP SSgA Moderately Aggressive Index Allocation Service Class                      811,983          931,654
LVIP SSgA Moderately Aggressive Structured Allocation Service Class               2,374,552        2,681,284
LVIP SSgA S&P 500 Index Standard Class                                              219,968          243,160
LVIP SSgA S&P 500 Index Service Class                                             5,852,018        7,488,130



See accompanying notes.

LINCOLN NEW YORK ACCOUNT N FOR VARIABLE ANNUITIES

YEAR ENDED DECEMBER 31, 2013




                                                                       DIVIDENDS
                                                                       FROM         MORTALITY AND        NET
                                                                       INVESTMENT   EXPENSE              INVESTMENT
SUBACCOUNT                                                             INCOME       GUARANTEE CHARGES    INCOME (LOSS)
------------------------------------------------------------------------------------------------------------------------------------
LVIP SSgA Small-Cap Index Service Class                               $     77,941     $    (209,560)    $   (131,619)
LVIP SSgA Small-Cap RPM Service Class                                       17,845            (7,641)          10,204
LVIP SSgA Small-Mid Cap 200 Service Class                                   98,148           (68,002)          30,146
LVIP T. Rowe Price Growth Stock Service Class                                   --          (141,478)        (141,478)
LVIP T. Rowe Price Structured Mid-Cap Growth Standard Class                     --            (1,543)          (1,543)
LVIP T. Rowe Price Structured Mid-Cap Growth Service Class                      --           (80,909)         (80,909)
LVIP Templeton Growth RPM Service Class                                    207,639          (197,084)          10,555
LVIP UBS Large Cap Growth RPM Standard Class                                    --            (2,433)          (2,433)
LVIP UBS Large Cap Growth RPM Service Class                                     --           (67,870)         (67,870)
LVIP Vanguard Domestic Equity ETF Service Class                             46,913           (71,345)         (24,432)
LVIP Vanguard International Equity ETF Service Class                        50,780           (41,536)           9,244
LVIP VIP Contrafund RPM Service Class                                       39,858           (19,517)          20,341
Lord Abbett Fundamental Equity Class VC                                        173              (711)            (538)
MFS VIT Core Equity Service Class                                              308              (943)            (635)
MFS VIT Growth Initial Class                                                   227            (1,348)          (1,121)
MFS VIT Growth Service Class                                                 1,371           (17,135)         (15,764)
MFS VIT Total Return Initial Class                                          10,017            (7,816)           2,201
MFS VIT Total Return Service Class                                              --           (80,954)         (80,954)
MFS VIT Utilities Initial Class                                             10,000            (6,065)           3,935
MFS VIT Utilities Service Class                                            284,337          (229,515)          54,822
NB AMT Mid Cap Growth I Class                                                   --           (20,438)         (20,438)
NB AMT Mid Cap Intrinsic Value I Class                                      42,226           (61,019)         (18,793)
Oppenheimer Global Fund/VA Service Class                                     2,651            (2,033)             618
PIMCO VIT CommodityRealReturn Strategy Advisor Class                        57,849           (54,537)           3,312
Putnam VT Global Health Care Class IB                                        1,277            (2,182)            (905)
Putnam VT Growth & Income Class IB                                             239              (355)            (116)


                                                                                       DIVIDENDS
                                                                                       FROM           TOTAL
                                                                      NET REALIZED     NET REALIZED   NET REALIZED
                                                                      GAIN (LOSS)      GAIN ON        GAIN (LOSS)
SUBACCOUNT                                                            ON INVESTMENTS   INVESTMENTS    ON INVESTMENTS
------------------------------------------------------------------------------------------------------------------------------------
LVIP SSgA Small-Cap Index Service Class                                $     693,410   $     65,900    $     759,310
LVIP SSgA Small-Cap RPM Service Class                                          4,288             --            4,288
LVIP SSgA Small-Mid Cap 200 Service Class                                    219,657        302,309          521,966
LVIP T. Rowe Price Growth Stock Service Class                                447,947             --          447,947
LVIP T. Rowe Price Structured Mid-Cap Growth Standard Class                    3,407            804            4,211
LVIP T. Rowe Price Structured Mid-Cap Growth Service Class                   351,927         51,823          403,750
LVIP Templeton Growth RPM Service Class                                      263,665             --          263,665
LVIP UBS Large Cap Growth RPM Standard Class                                   6,917             --            6,917
LVIP UBS Large Cap Growth RPM Service Class                                   94,914             --           94,914
LVIP Vanguard Domestic Equity ETF Service Class                              101,865             --          101,865
LVIP Vanguard International Equity ETF Service Class                          44,961             --           44,961
LVIP VIP Contrafund RPM Service Class                                         12,519             --           12,519
Lord Abbett Fundamental Equity Class VC                                        3,168          9,342           12,510
MFS VIT Core Equity Service Class                                              9,227             --            9,227
MFS VIT Growth Initial Class                                                   4,721            718            5,439
MFS VIT Growth Service Class                                                  55,643          8,371           64,014
MFS VIT Total Return Initial Class                                            19,105             --           19,105
MFS VIT Total Return Service Class                                         2,045,433             --        2,045,433
MFS VIT Utilities Initial Class                                               18,057          7,984           26,041
MFS VIT Utilities Service Class                                              586,650        253,020          839,670
NB AMT Mid Cap Growth I Class                                              1,553,894             --        1,553,894
NB AMT Mid Cap Intrinsic Value I Class                                        42,096             --           42,096
Oppenheimer Global Fund/VA Service Class                                       5,545             --            5,545
PIMCO VIT CommodityRealReturn Strategy Advisor Class                         (92,688)            --          (92,688)
Putnam VT Global Health Care Class IB                                          3,384          3,643            7,027
Putnam VT Growth & Income Class IB                                               338             --              338


                                                                      NET CHANGE       NET INCREASE
                                                                      IN UNREALIZED    (DECREASE)
                                                                      APPRECIATION OR  IN NET ASSETS
                                                                      DEPRECIATION     RESULTING
SUBACCOUNT                                                            ON INVESTMENTS   FROM OPERATIONS
------------------------------------------------------------------------------------------------------------------------------------
LVIP SSgA Small-Cap Index Service Class                               $    2,664,201    $   3,291,892
LVIP SSgA Small-Cap RPM Service Class                                         94,891          109,383
LVIP SSgA Small-Mid Cap 200 Service Class                                    527,234        1,079,346
LVIP T. Rowe Price Growth Stock Service Class                              2,262,452        2,568,921
LVIP T. Rowe Price Structured Mid-Cap Growth Standard Class                   19,897           22,565
LVIP T. Rowe Price Structured Mid-Cap Growth Service Class                 1,017,267        1,340,108
LVIP Templeton Growth RPM Service Class                                    1,593,454        1,867,674
LVIP UBS Large Cap Growth RPM Standard Class                                  28,750           33,234
LVIP UBS Large Cap Growth RPM Service Class                                  927,127          954,171
LVIP Vanguard Domestic Equity ETF Service Class                              977,521        1,054,954
LVIP Vanguard International Equity ETF Service Class                         247,529          301,734
LVIP VIP Contrafund RPM Service Class                                        253,424          286,284
Lord Abbett Fundamental Equity Class VC                                       10,880           22,852
MFS VIT Core Equity Service Class                                              7,051           15,643
MFS VIT Growth Initial Class                                                  24,664           28,982
MFS VIT Growth Service Class                                                 254,990          303,240
MFS VIT Total Return Initial Class                                            67,468           88,774
MFS VIT Total Return Service Class                                          (635,961)       1,328,518
MFS VIT Utilities Initial Class                                               44,247           74,223
MFS VIT Utilities Service Class                                            1,428,853        2,323,345
NB AMT Mid Cap Growth I Class                                             (1,104,363)         429,093
NB AMT Mid Cap Intrinsic Value I Class                                     1,075,202        1,098,505
Oppenheimer Global Fund/VA Service Class                                      48,219           54,382
PIMCO VIT CommodityRealReturn Strategy Advisor Class                        (535,565)        (624,941)
Putnam VT Global Health Care Class IB                                         37,491           43,613
Putnam VT Growth & Income Class IB                                             4,151            4,373



See accompanying notes.

LINCOLN NEW YORK ACCOUNT N FOR VARIABLE ANNUITIES

STATEMENTS OF CHANGES IN NET ASSETS

YEARS ENDED DECEMBER 31, 2012 AND 2013



                                                                            ABVPSF
                                                                            GLOBAL        ABVPSF        ABVPSF         ABVPSF
                                                                            THEMATIC      GROWTH        INTERNATIONAL  LARGE CAP
                                                                            GROWTH        AND INCOME    VALUE          GROWTH
                                                                            CLASS B       CLASS B       CLASS B        CLASS B
                                                                            SUBACCOUNT    SUBACCOUNT    SUBACCOUNT     SUBACCOUNT
------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2012                                              $ 1,470,750   $  6,478,091   $  6,923,014   $   640,426
Changes From Operations:
   - Net investment income (loss)                                              (24,522)       (20,903)       (19,326)       (9,815)
   - Net realized gain (loss) on investments                                   (29,390)       (12,734)      (576,822)       41,151
   - Net change in unrealized appreciation or depreciation on investments      219,235        977,333      1,431,145        56,355
                                                                           ------------  -------------  -------------  ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                             165,323        943,696        834,997        87,691
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                                         56,611         12,123         80,168           864
   - Contract withdrawals and transfers to annuity reserves                   (108,543)      (825,892)      (792,738)      (39,088)
   - Contract transfers                                                        (60,940)      (516,226)        54,135      (135,773)
                                                                           ------------  -------------  -------------  ------------
                                                                              (112,872)    (1,329,995)      (658,435)     (173,997)
   Annuity Reserves:
   - Annuity Payments                                                               --         (1,157)            --            --
   - Receipt (reimbursement) of mortality guarantee adjustments                     --             92             --            --
                                                                           ------------  -------------  -------------  ------------
                                                                                    --         (1,065)            --            --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                                          (112,872)    (1,331,060)      (658,435)     (173,997)
                                                                           ------------  -------------  -------------  ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                         52,451       (387,364)       176,562       (86,306)
                                                                           ------------  -------------  -------------  ------------
NET ASSETS AT DECEMBER 31, 2012                                              1,523,201      6,090,727      7,099,576       554,120
Changes From Operations:
   - Net investment income (loss)                                              (28,886)        36,409        106,367        (8,726)
   - Net realized gain (loss) on investments                                    55,430      1,177,453     (1,531,326)       66,595
   - Net change in unrealized appreciation or depreciation on investments      302,472       (201,434)     2,126,073       107,360
                                                                           ------------  -------------  -------------  ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                             329,016      1,012,428        701,114       165,229
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                                        259,493          1,865         41,882           937
   - Contract withdrawals and transfers to annuity reserves                   (219,634)      (281,693)      (228,359)     (141,886)
   - Contract transfers                                                        (58,087)    (6,822,620)    (7,614,213)      (20,333)
                                                                           ------------  -------------  -------------  ------------
                                                                               (18,228)    (7,102,448)    (7,800,690)     (161,282)
   Annuity Reserves:
   - Annuity Payments                                                               --           (707)            --            --
   - Receipt (reimbursement) of mortality guarantee adjustments                     --             --             --            --
                                                                           ------------  -------------  -------------  ------------
                                                                                    --           (707)            --            --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                                           (18,228)    (7,103,155)    (7,800,690)     (161,282)
                                                                           ------------  -------------  -------------  ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                        310,788     (6,090,727)    (7,099,576)        3,947
                                                                           ------------  -------------  -------------  ------------
NET ASSETS AT DECEMBER 31, 2013                                            $ 1,833,989   $         --   $         --   $   558,067
                                                                           ============  =============  =============  ============


                                                                                            AMERICAN
                                                                           ABVPSF           CENTURY VP     AMERICAN
                                                                           SMALL/MID CAP    INFLATION      FUNDS
                                                                           VALUE            PROTECTION     GLOBAL GROWTH
                                                                           CLASS B          CLASS II       CLASS 2
                                                                           SUBACCOUNT       SUBACCOUNT     SUBACCOUNT
------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2012                                               $  7,128,131   $  24,940,164   $ 14,686,240
Changes From Operations:
   - Net investment income (loss)                                               (102,239)        166,333       (123,492)
   - Net realized gain (loss) on investments                                     433,098       1,088,308        181,882
   - Net change in unrealized appreciation or depreciation on investments        794,074          79,044      2,647,936
                                                                           --------------  --------------  -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                             1,124,933       1,333,685      2,706,326
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                                          451,280         194,575         92,717
   - Contract withdrawals and transfers to annuity reserves                     (831,597)     (2,835,846)    (1,496,621)
   - Contract transfers                                                         (601,245)       (310,060)    (2,033,997)
                                                                           --------------  --------------  -------------
                                                                                (981,562)     (2,951,331)    (3,437,901)
   Annuity Reserves:
   - Annuity Payments                                                               (237)         (3,638)            --
   - Receipt (reimbursement) of mortality guarantee adjustments                       95             332             --
                                                                           --------------  --------------  -------------
                                                                                    (142)         (3,306)            --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                                            (981,704)     (2,954,637)    (3,437,901)
                                                                           --------------  --------------  -------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                          143,229      (1,620,952)      (731,575)
                                                                           --------------  --------------  -------------
NET ASSETS AT DECEMBER 31, 2012                                                7,271,360      23,319,212     13,954,665
Changes From Operations:
   - Net investment income (loss)                                               (116,866)        (35,452)       (66,439)
   - Net realized gain (loss) on investments                                   1,086,699       1,626,514        746,627
   - Net change in unrealized appreciation or depreciation on investments      1,767,299      (2,083,086)     2,764,099
                                                                           --------------  --------------  -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                             2,737,132        (492,024)     3,444,287
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                                          581,754         105,771        152,184
   - Contract withdrawals and transfers to annuity reserves                     (925,948)     (1,080,602)    (1,830,846)
   - Contract transfers                                                        1,697,217     (21,850,727)      (482,379)
                                                                           --------------  --------------  -------------
                                                                               1,353,023     (22,825,558)    (2,161,041)
   Annuity Reserves:
   - Annuity Payments                                                               (286)         (1,630)            --
   - Receipt (reimbursement) of mortality guarantee adjustments                        2              --             --
                                                                           --------------  --------------  -------------
                                                                                    (284)         (1,630)            --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                                           1,352,739     (22,827,188)    (2,161,041)
                                                                           --------------  --------------  -------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                        4,089,871     (23,319,212)     1,283,246
                                                                           --------------  --------------  -------------
NET ASSETS AT DECEMBER 31, 2013                                             $ 11,361,231   $          --   $ 15,237,911
                                                                           ==============  ==============  =============


                                                                           AMERICAN                         AMERICAN
                                                                           FUNDS            AMERICAN        FUNDS
                                                                           GLOBAL SMALL     FUNDS           GROWTH-
                                                                           CAPITALIZATION   GROWTH          INCOME
                                                                           CLASS 2          CLASS 2         CLASS 2
                                                                           SUBACCOUNT       SUBACCOUNT      SUBACCOUNT
------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2012                                              $ 11,248,051    $  72,176,503   $  69,009,673
Changes From Operations:
   - Net investment income (loss)                                               (29,628)        (671,668)        (71,744)
   - Net realized gain (loss) on investments                                    (91,394)       1,113,518         409,422
   - Net change in unrealized appreciation or depreciation on investments     1,877,030       10,504,750       9,826,110
                                                                           --------------  --------------  --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                            1,756,008       10,946,600      10,163,788
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                                         192,185          241,527         606,003
   - Contract withdrawals and transfers to annuity reserves                  (1,518,208)      (8,890,901)     (8,493,926)
   - Contract transfers                                                        (391,449)      (3,626,588)     (3,519,354)
                                                                           --------------  --------------  --------------
                                                                             (1,717,472)     (12,275,962)    (11,407,277)
   Annuity Reserves:
   - Annuity Payments                                                              (446)          (2,597)         (2,628)
   - Receipt (reimbursement) of mortality guarantee adjustments                     178              205             (89)
                                                                           --------------  --------------  --------------
                                                                                   (268)          (2,392)         (2,717)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                                         (1,717,740)     (12,278,354)    (11,409,994)
                                                                           --------------  --------------  --------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                          38,268       (1,331,754)     (1,246,206)
                                                                           --------------  --------------  --------------
NET ASSETS AT DECEMBER 31, 2012                                              11,286,319       70,844,749      67,763,467
Changes From Operations:
   - Net investment income (loss)                                               (86,058)        (565,534)       (241,602)
   - Net realized gain (loss) on investments                                    425,236        4,031,151       3,444,678
   - Net change in unrealized appreciation or depreciation on investments     2,467,082       14,752,792      16,189,031
                                                                           --------------  --------------  --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                            2,806,260       18,218,409      19,392,107
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                                         239,455          497,262         760,852
   - Contract withdrawals and transfers to annuity reserves                  (1,389,790)     (10,895,621)    (10,709,360)
   - Contract transfers                                                        (361,009)        (856,079)     (1,503,472)
                                                                           --------------  --------------  --------------
                                                                             (1,511,344)     (11,254,438)    (11,451,980)
   Annuity Reserves:
   - Annuity Payments                                                              (506)          (6,111)         (6,867)
   - Receipt (reimbursement) of mortality guarantee adjustments                       4             (390)         (8,312)
                                                                           --------------  --------------  --------------
                                                                                   (502)          (6,501)        (15,179)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                                         (1,511,846)     (11,260,939)    (11,467,159)
                                                                           --------------  --------------  --------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                       1,294,414        6,957,470       7,924,948
                                                                           --------------  --------------  --------------
NET ASSETS AT DECEMBER 31, 2013                                            $ 12,580,733    $  77,802,219   $  75,688,415
                                                                           ==============  ==============  ==============


                                                                                                            DELAWARE
                                                                           AMERICAN       BLACKROCK         VIP
                                                                           FUNDS          GLOBAL            DIVERSIFIED
                                                                           INTERNATIONAL  ALLOCATION V.I.   INCOME
                                                                           CLASS 2        CLASS III         SERVICE CLASS
                                                                           SUBACCOUNT     SUBACCOUNT        SUBACCOUNT
------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2012                                              $ 34,308,332   $ 35,368,810     $ 49,236,875
Changes From Operations:
   - Net investment income (loss)                                               (78,719)       (71,171)         691,968
   - Net realized gain (loss) on investments                                   (600,058)       154,792        1,916,721
   - Net change in unrealized appreciation or depreciation on investments     5,830,006      3,248,947            4,704
                                                                           -------------  ---------------  --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                            5,151,229      3,332,568        2,613,393
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                                         306,519      9,804,381        4,255,683
   - Contract withdrawals and transfers to annuity reserves                  (3,768,368)    (2,773,600)      (4,431,866)
   - Contract transfers                                                      (1,994,544)     7,574,787        2,877,513
                                                                           -------------  ---------------  --------------
                                                                             (5,456,393)    14,605,568        2,701,330
   Annuity Reserves:
   - Annuity Payments                                                            (1,348)            --           (3,095)
   - Receipt (reimbursement) of mortality guarantee adjustments                     117             --              282
                                                                           -------------  ---------------  --------------
                                                                                 (1,231)            --           (2,813)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                                         (5,457,624)    14,605,568        2,698,517
                                                                           -------------  ---------------  --------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                        (306,395)    17,938,136        5,311,910
                                                                           -------------  ---------------  --------------
NET ASSETS AT DECEMBER 31, 2012                                              34,001,937     53,306,946       54,548,785
Changes From Operations:
   - Net investment income (loss)                                              (104,552)      (400,480)         265,247
   - Net realized gain (loss) on investments                                    520,108      3,065,580          651,444
   - Net change in unrealized appreciation or depreciation on investments     5,721,022      3,856,453       (2,644,303)
                                                                           -------------  ---------------  --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                            6,136,578      6,521,553       (1,727,612)
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                                         574,246      4,298,270        7,567,525
   - Contract withdrawals and transfers to annuity reserves                  (4,224,633)    (3,360,089)      (4,833,901)
   - Contract transfers                                                      (1,289,926)    (3,014,562)       2,519,149
                                                                           -------------  ---------------  --------------
                                                                             (4,940,313)    (2,076,381)       5,252,773
   Annuity Reserves:
   - Annuity Payments                                                            (1,596)            --           (3,253)
   - Receipt (reimbursement) of mortality guarantee adjustments                     189             --              370
                                                                           -------------  ---------------  --------------
                                                                                 (1,407)            --           (2,883)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                                         (4,941,720)    (2,076,381)       5,249,890
                                                                           -------------  ---------------  --------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                       1,194,858      4,445,172        3,522,278
                                                                           -------------  ---------------  --------------
NET ASSETS AT DECEMBER 31, 2013                                            $ 35,196,795   $ 57,752,118     $ 58,071,063
                                                                           =============  ===============  ==============



See accompanying notes.

LINCOLN NEW YORK ACCOUNT N FOR VARIABLE ANNUITIES

YEARS ENDED DECEMBER 31, 2012 AND 2013



                                                                            DELAWARE
                                                                            VIP            DELAWARE         DELAWARE
                                                                            EMERGING       VIP              VIP
                                                                            MARKETS        HIGH YIELD       HIGH YIELD
                                                                            SERVICE CLASS  STANDARD CLASS   SERVICE CLASS
                                                                            SUBACCOUNT     SUBACCOUNT       SUBACCOUNT
------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2012                                               $ 16,687,302     $ 654,742     $  14,546,042
Changes From Operations:
   - Net investment income (loss)                                               (162,322)       49,034         1,019,474
   - Net realized gain (loss) on investments                                    (117,875)        5,792           231,921
   - Net change in unrealized appreciation or depreciation on investments      2,407,058        47,637           808,752
                                                                            -------------  --------------  --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                             2,126,861       102,463         2,060,147
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                                        1,380,716           111            97,073
   - Contract withdrawals and transfers to annuity reserves                   (1,842,351)      (56,108)       (1,966,009)
   - Contract transfers                                                          578,147        23,148          (910,111)
                                                                            -------------  --------------  --------------
                                                                                 116,512       (32,849)       (2,779,047)
   Annuity Reserves:
   - Annuity Payments                                                               (847)         (394)               --
   - Receipt (reimbursement) of mortality guarantee adjustments                       75            27                --
                                                                            -------------  --------------  --------------
                                                                                    (772)         (367)               --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                                             115,740       (33,216)       (2,779,047)
                                                                            -------------  --------------  --------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                        2,242,601        69,247          (718,900)
                                                                            -------------  --------------  --------------
NET ASSETS AT DECEMBER 31, 2012                                               18,929,903       723,989        13,827,142
Changes From Operations:
   - Net investment income (loss)                                                (30,396)       42,014           750,721
   - Net realized gain (loss) on investments                                     247,841         8,804           217,992
   - Net change in unrealized appreciation or depreciation on investments      1,296,332         4,879           (34,614)
                                                                            -------------  --------------  --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                             1,513,777        55,697           934,099
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                                          688,329         2,394           177,426
   - Contract withdrawals and transfers to annuity reserves                   (1,807,465)      (60,449)       (1,763,883)
   - Contract transfers                                                           83,210       104,930            12,025
                                                                            -------------  --------------  --------------
                                                                              (1,035,926)       46,875        (1,574,432)
   Annuity Reserves:
   - Annuity Payments                                                               (965)         (437)               --
   - Receipt (reimbursement) of mortality guarantee adjustments                      119            41                --
                                                                            -------------  --------------  --------------
                                                                                    (846)         (396)               --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                                          (1,036,772)       46,479        (1,574,432)
                                                                            -------------  --------------  --------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                          477,005       102,176          (640,333)
                                                                            -------------  --------------  --------------
NET ASSETS AT DECEMBER 31, 2013                                             $ 19,406,908     $ 826,165     $  13,186,809
                                                                            =============  ==============  ==============


                                                                            DELAWARE VIP
                                                                            LIMITED-TERM
                                                                            DIVERSIFIED    DELAWARE         DELAWARE
                                                                            INCOME         VIP REIT         VIP REIT
                                                                            SERVICE CLASS  STANDARD CLASS   SERVICE CLASS
                                                                            SUBACCOUNT     SUBACCOUNT       SUBACCOUNT
------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2012                                               $ 21,274,247     $ 753,942     $  11,310,658
Changes From Operations:
   - Net investment income (loss)                                                (40,096)        1,458           (41,122)
   - Net realized gain (loss) on investments                                     221,507       (11,770)           60,873
   - Net change in unrealized appreciation or depreciation on investments         18,260       122,373         1,597,573
                                                                            -------------  --------------  --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                               199,671       112,061         1,617,324
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                                        3,375,660           138           653,404
   - Contract withdrawals and transfers to annuity reserves                   (2,280,365)      (88,707)       (1,372,287)
   - Contract transfers                                                        1,460,631        (4,053)         (313,681)
                                                                            -------------  --------------  --------------
                                                                               2,555,926       (92,622)       (1,032,564)
   Annuity Reserves:
   - Annuity Payments                                                               (234)           --            (1,346)
   - Receipt (reimbursement) of mortality guarantee adjustments                       84            --               (53)
                                                                            -------------  --------------  --------------
                                                                                    (150)           --            (1,399)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                                           2,555,776       (92,622)       (1,033,963)
                                                                            -------------  --------------  --------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                        2,755,447        19,439           583,361
                                                                            -------------  --------------  --------------
NET ASSETS AT DECEMBER 31, 2012                                               24,029,694       773,381        11,894,019
Changes From Operations:
   - Net investment income (loss)                                                (82,225)        1,255           (46,341)
   - Net realized gain (loss) on investments                                    (111,296)          667           351,824
   - Net change in unrealized appreciation or depreciation on investments       (572,090)        5,245          (309,778)
                                                                            -------------  --------------  --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                              (765,611)        7,167            (4,295)
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                                        7,415,256         2,886           756,704
   - Contract withdrawals and transfers to annuity reserves                   (1,718,472)      (46,124)       (1,324,565)
   - Contract transfers                                                        1,894,078       (16,956)          522,740
                                                                            -------------  --------------  --------------
                                                                               7,590,862       (60,194)          (45,121)
   Annuity Reserves:
   - Annuity Payments                                                               (203)           --            (1,748)
   - Receipt (reimbursement) of mortality guarantee adjustments                        1            --            (3,562)
                                                                            -------------  --------------  --------------
                                                                                    (202)           --            (5,310)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                                           7,590,660       (60,194)          (50,431)
                                                                            -------------  --------------  --------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                        6,825,049       (53,027)          (54,726)
                                                                            -------------  --------------  --------------
NET ASSETS AT DECEMBER 31, 2013                                             $ 30,854,743     $ 720,354     $  11,839,293
                                                                            =============  ==============  ==============



                                                                            DELAWARE VIP    DELAWARE VIP    DELAWARE VIP
                                                                            SMALL CAP       SMALL CAP       SMID CAP
                                                                            VALUE           VALUE           GROWTH
                                                                            STANDARD CLASS  SERVICE CLASS   STANDARD CLASS
                                                                            SUBACCOUNT      SUBACCOUNT      SUBACCOUNT
------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2012                                                $   779,490    $  18,291,497     $ 408,382
Changes From Operations:
   - Net investment income (loss)                                                 (6,255)        (259,655)       (4,965)
   - Net realized gain (loss) on investments                                     102,789        1,783,477        39,099
   - Net change in unrealized appreciation or depreciation on investments        (10,699)         612,973         2,987
                                                                            --------------  --------------  --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                                85,835        2,136,795        37,121
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                                              244          887,717         1,600
   - Contract withdrawals and transfers to annuity reserves                     (154,692)      (1,855,497)      (72,811)
   - Contract transfers                                                            4,765         (296,039)       13,013
                                                                            --------------  --------------  --------------
                                                                                (149,683)      (1,263,819)      (58,198)
   Annuity Reserves:
   - Annuity Payments                                                               (391)              --          (385)
   - Receipt (reimbursement) of mortality guarantee adjustments                       25               --            25
                                                                            --------------  --------------  --------------
                                                                                    (366)              --          (360)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                                            (150,049)      (1,263,819)      (58,558)
                                                                            --------------  --------------  --------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                          (64,214)         872,976       (21,437)
                                                                            --------------  --------------  --------------
NET ASSETS AT DECEMBER 31, 2012                                                  715,276       19,164,473       386,945
Changes From Operations:
   - Net investment income (loss)                                                 (5,585)        (236,259)       (6,261)
   - Net realized gain (loss) on investments                                      74,176        1,869,094        54,698
   - Net change in unrealized appreciation or depreciation on investments        148,300        3,806,155       102,170
                                                                            --------------  --------------  --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                               216,891        5,438,990       150,607
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                                            3,428          428,952         1,816
   - Contract withdrawals and transfers to annuity reserves                      (59,734)      (2,049,976)      (66,007)
   - Contract transfers                                                            3,019       (1,557,863)       29,757
                                                                            --------------  --------------  --------------
                                                                                 (53,287)      (3,178,887)      (34,434)
   Annuity Reserves:
   - Annuity Payments                                                               (421)              --          (406)
   - Receipt (reimbursement) of mortality guarantee adjustments                       45               --            44
                                                                            --------------  --------------  --------------
                                                                                    (376)              --          (362)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                                             (53,663)      (3,178,887)      (34,796)
                                                                            --------------  --------------  --------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                          163,228        2,260,103       115,811
                                                                            --------------  --------------  --------------
NET ASSETS AT DECEMBER 31, 2013                                              $   878,504    $  21,424,576     $ 502,756
                                                                            ==============  ==============  ==============



                                                                            DELAWARE VIP
                                                                            SMID CAP        DELAWARE VIP   DELAWARE
                                                                            GROWTH          U.S. GROWTH    VIP VALUE
                                                                            SERVICE CLASS   SERVICE CLASS  STANDARD CLASS
                                                                            SUBACCOUNT      SUBACCOUNT     SUBACCOUNT
------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2012                                               $   5,919,176   $  3,581,425     $ 205,051
Changes From Operations:
   - Net investment income (loss)                                                (129,681)       (73,526)        1,240
   - Net realized gain (loss) on investments                                      593,965        195,385        11,414
   - Net change in unrealized appreciation or depreciation on investments         109,633        450,483         7,897
                                                                            --------------  -------------  --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                                573,917        572,342        20,551
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                                           510,531        512,191            29
   - Contract withdrawals and transfers to annuity reserves                      (635,182)      (366,089)      (28,578)
   - Contract transfers                                                         1,781,450        917,444       (50,417)
                                                                            --------------  -------------  --------------
                                                                                1,656,799      1,063,546       (78,966)
   Annuity Reserves:
   - Annuity Payments                                                                  --             --            --
   - Receipt (reimbursement) of mortality guarantee adjustments                        --             --            --
                                                                            --------------  -------------  --------------
                                                                                       --             --            --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                                            1,656,799      1,063,546       (78,966)
                                                                            --------------  -------------  --------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                         2,230,716      1,635,888       (58,415)
                                                                            --------------  -------------  --------------
NET ASSETS AT DECEMBER 31, 2012                                                 8,149,892      5,217,313       146,636
Changes From Operations:
   - Net investment income (loss)                                                (152,616)       (70,350)          793
   - Net realized gain (loss) on investments                                      985,710        616,554        30,376
   - Net change in unrealized appreciation or depreciation on investments       2,184,262        946,910         9,979
                                                                            --------------  -------------  --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                              3,017,356      1,493,114        41,148
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                                           380,779        388,069            --
   - Contract withdrawals and transfers to annuity reserves                      (969,218)      (400,639)      (50,439)
   - Contract transfers                                                           (13,474)    (1,027,252)      (26,468)
                                                                            --------------  -------------  --------------
                                                                                 (601,913)    (1,039,822)      (76,907)
   Annuity Reserves:
   - Annuity Payments                                                                  --             --            --
   - Receipt (reimbursement) of mortality guarantee adjustments                        --             --            --
                                                                            --------------  -------------  --------------
                                                                                       --             --            --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                                             (601,913)    (1,039,822)      (76,907)
                                                                            --------------  -------------  --------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                         2,415,443        453,292       (35,759)
                                                                            --------------  -------------  --------------
NET ASSETS AT DECEMBER 31, 2013                                             $  10,565,335   $  5,670,605     $ 110,877
                                                                            ==============  =============  ==============




                                                                             DELAWARE
                                                                             VIP VALUE
                                                                             SERVICE CLASS
                                                                             SUBACCOUNT
------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2012                                               $   8,361,391
Changes From Operations:
   - Net investment income (loss)                                                  35,237
   - Net realized gain (loss) on investments                                      122,940
   - Net change in unrealized appreciation or depreciation on investments         891,144
                                                                            --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                              1,049,321
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                                           319,037
   - Contract withdrawals and transfers to annuity reserves                    (1,279,535)
   - Contract transfers                                                           442,239
                                                                            --------------
                                                                                 (518,259)
   Annuity Reserves:
   - Annuity Payments                                                                  --
   - Receipt (reimbursement) of mortality guarantee adjustments                        --
                                                                            --------------
                                                                                       --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                                             (518,259)
                                                                            --------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                           531,062
                                                                            --------------
NET ASSETS AT DECEMBER 31, 2012                                                 8,892,453
Changes From Operations:
   - Net investment income (loss)                                                 (12,966)
   - Net realized gain (loss) on investments                                      605,973
   - Net change in unrealized appreciation or depreciation on investments       2,033,345
                                                                            --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                              2,626,352
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                                           363,246
   - Contract withdrawals and transfers to annuity reserves                    (1,542,050)
   - Contract transfers                                                           469,130
                                                                            --------------
                                                                                 (709,674)
   Annuity Reserves:
   - Annuity Payments                                                                  --
   - Receipt (reimbursement) of mortality guarantee adjustments                        --
                                                                            --------------
                                                                                       --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                                             (709,674)
                                                                            --------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                         1,916,678
                                                                            --------------
NET ASSETS AT DECEMBER 31, 2013                                             $  10,809,131
                                                                            ==============



See accompanying notes.

LINCOLN NEW YORK ACCOUNT N FOR VARIABLE ANNUITIES

YEARS ENDED DECEMBER 31, 2012 AND 2013



                                                                              DWS               DWS            DWS
                                                                              ALTERNATIVE       EQUITY 500     EQUITY 500
                                                                              ASSET ALLOCATION  INDEX          INDEX
                                                                              VIP CLASS B       VIP CLASS A    VIP CLASS B
                                                                              SUBACCOUNT        SUBACCOUNT     SUBACCOUNT
------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2012                                                  $  2,001,584     $ 2,159,617   $   2,459,260
Changes From Operations:
   - Net investment income (loss)                                                    36,350           5,554          (1,526)
   - Net realized gain (loss) on investments                                         28,999          89,968         100,683
   - Net change in unrealized appreciation or depreciation on investments           105,604         188,161         203,854
                                                                              ----------------  ------------  --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                                  170,953         283,683         303,011
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                                             505,696           7,874          13,318
   - Contract withdrawals and transfers to annuity reserves                        (205,416)       (300,318)       (502,112)
   - Contract transfers                                                             369,001        (156,686)       (217,422)
                                                                              ----------------  ------------  --------------
                                                                                    669,281        (449,130)       (706,216)
   Annuity Reserves:
   - Annuity Payments                                                                    --              --            (701)
   - Receipt (reimbursement) of mortality guarantee adjustments                          --              --              64
                                                                              ----------------  ------------  --------------
                                                                                         --              --            (637)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                                                669,281        (449,130)       (706,853)
                                                                              ----------------  ------------  --------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                             840,234        (165,447)       (403,842)
                                                                              ----------------  ------------  --------------
NET ASSETS AT DECEMBER 31, 2012                                                   2,841,818       1,994,170       2,055,418
Changes From Operations:
   - Net investment income (loss)                                                   (10,250)          9,151          21,118
   - Net realized gain (loss) on investments                                         64,206         264,594         624,858
   - Net change in unrealized appreciation or depreciation on investments           (44,342)        241,590        (306,806)
                                                                              ----------------  ------------  --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                                    9,614         515,335         339,170
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                                             216,949          19,344          17,444
   - Contract withdrawals and transfers to annuity reserves                        (379,145)       (249,768)        (43,909)
   - Contract transfers                                                             355,510        (442,153)     (2,367,777)
                                                                              ----------------  ------------  --------------
                                                                                    193,314        (672,577)     (2,394,242)
   Annuity Reserves:
   - Annuity Payments                                                                    --              --            (346)
   - Receipt (reimbursement) of mortality guarantee adjustments                          --              --              --
                                                                              ----------------  ------------  --------------
                                                                                         --              --            (346)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                                                193,314        (672,577)     (2,394,588)
                                                                              ----------------  ------------  --------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                             202,928        (157,242)     (2,055,418)
                                                                              ----------------  ------------  --------------
NET ASSETS AT DECEMBER 31, 2013                                                $  3,044,746     $ 1,836,928   $          --
                                                                              ================  ============  ==============


                                                                              DWS            DWS             FIDELITY VIP
                                                                              SMALL CAP      SMALL CAP       CONTRAFUND
                                                                              INDEX          INDEX           SERVICE
                                                                              VIP CLASS A    VIP CLASS B     CLASS 2
                                                                              SUBACCOUNT     SUBACCOUNT      SUBACCOUNT
------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2012                                                 $   553,928   $   1,468,329   $  39,661,867
Changes From Operations:
   - Net investment income (loss)                                                  (3,340)        (16,924)       (244,502)
   - Net realized gain (loss) on investments                                       (1,014)          6,334          46,381
   - Net change in unrealized appreciation or depreciation on investments          70,247         206,696       5,789,792
                                                                              ------------  --------------  --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                                 65,893         196,106       5,591,671
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                                               610           3,758       2,883,043
   - Contract withdrawals and transfers to annuity reserves                       (90,442)       (221,474)     (4,072,987)
   - Contract transfers                                                           (58,937)        (75,934)     (1,427,302)
                                                                              ------------  --------------  --------------
                                                                                 (148,769)       (293,650)     (2,617,246)
   Annuity Reserves:
   - Annuity Payments                                                                  --              --          (1,091)
   - Receipt (reimbursement) of mortality guarantee adjustments                        --              --             213
                                                                              ------------  --------------  --------------
                                                                                       --              --            (878)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                                             (148,769)       (293,650)     (2,618,124)
                                                                              ------------  --------------  --------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                           (82,876)        (97,544)      2,973,547
                                                                              ------------  --------------  --------------
NET ASSETS AT DECEMBER 31, 2012                                                   471,052       1,370,785      42,635,414
Changes From Operations:
   - Net investment income (loss)                                                     644          11,779        (395,011)
   - Net realized gain (loss) on investments                                       53,675         285,225       1,582,329
   - Net change in unrealized appreciation or depreciation on investments          93,477         (73,632)     10,256,945
                                                                              ------------  --------------  --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                                147,796         223,372      11,444,263
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                                            42,375             374       2,242,761
   - Contract withdrawals and transfers to annuity reserves                       (69,019)        (79,041)     (5,446,460)
   - Contract transfers                                                          (114,722)     (1,515,490)     (2,550,954)
                                                                              ------------  --------------  --------------
                                                                                 (141,366)     (1,594,157)     (5,754,653)
   Annuity Reserves:
   - Annuity Payments                                                                  --              --          (1,233)
   - Receipt (reimbursement) of mortality guarantee adjustments                        --              --              97
                                                                              ------------  --------------  --------------
                                                                                       --              --          (1,136)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                                             (141,366)     (1,594,157)     (5,755,789)
                                                                              ------------  --------------  --------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                             6,430      (1,370,785)      5,688,474
                                                                              ------------  --------------  --------------
NET ASSETS AT DECEMBER 31, 2013                                               $   477,482   $          --   $  48,323,888
                                                                              ============  ==============  ==============


                                                                              FIDELITY VIP   FIDELITY VIP    FIDELITY VIP
                                                                              EQUITY-INCOME  EQUITY-INCOME   GROWTH
                                                                              INITIAL        SERVICE         INITIAL
                                                                              CLASS          CLASS 2         CLASS
                                                                              SUBACCOUNT     SUBACCOUNT      SUBACCOUNT
------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2012                                                  $   555,101    $  1,677,157    $ 192,865
Changes From Operations:
   - Net investment income (loss)                                                    8,208          20,501       (1,875)
   - Net realized gain (loss) on investments                                        19,246          91,128        7,598
   - Net change in unrealized appreciation or depreciation on investments           49,744         136,019       17,274
                                                                              -------------  --------------  ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                                  77,198         247,648       22,997
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                                                 --           1,144           --
   - Contract withdrawals and transfers to annuity reserves                       (104,988)       (250,704)      (4,388)
   - Contract transfers                                                            (20,193)         19,223      (42,631)
                                                                              -------------  --------------  ------------
                                                                                  (125,181)       (230,337)     (47,019)
   Annuity Reserves:
   - Annuity Payments                                                                   --              --           --
   - Receipt (reimbursement) of mortality guarantee adjustments                         --              --           --
                                                                              -------------  --------------  ------------
                                                                                        --              --           --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                                              (125,181)       (230,337)     (47,019)
                                                                              -------------  --------------  ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                            (47,983)         17,311      (24,022)
                                                                              -------------  --------------  ------------
NET ASSETS AT DECEMBER 31, 2012                                                    507,118       1,694,468      168,843
Changes From Operations:
   - Net investment income (loss)                                                   (2,819)        (11,129)      (2,078)
   - Net realized gain (loss) on investments                                        42,534         175,829        3,258
   - Net change in unrealized appreciation or depreciation on investments           44,143         124,798       54,804
                                                                              -------------  --------------  ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                                  83,858         289,498       55,984
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                                                601          12,624           --
   - Contract withdrawals and transfers to annuity reserves                        (14,325)        (95,877)      (9,191)
   - Contract transfers                                                           (577,252)     (1,900,713)          --
                                                                              -------------  --------------  ------------
                                                                                  (590,976)     (1,983,966)      (9,191)
   Annuity Reserves:
   - Annuity Payments                                                                   --              --           --
   - Receipt (reimbursement) of mortality guarantee adjustments                         --              --           --
                                                                              -------------  --------------  ------------
                                                                                        --              --           --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                                              (590,976)     (1,983,966)      (9,191)
                                                                              -------------  --------------  ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                           (507,118)     (1,694,468)      46,793
                                                                              -------------  --------------  ------------
NET ASSETS AT DECEMBER 31, 2013                                                $        --    $         --    $ 215,636
                                                                              =============  ==============  ============


                                                                              FIDELITY VIP    FIDELITY VIP   FIDELITY VIP
                                                                              GROWTH          MID CAP        OVERSEAS
                                                                              SERVICE         SERVICE        INITIAL
                                                                              CLASS 2         CLASS 2        CLASS
                                                                              SUBACCOUNT      SUBACCOUNT     SUBACCOUNT
------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2012                                                 $  3,317,526   $  23,363,282   $   78,555
Changes From Operations:
   - Net investment income (loss)                                                  (51,314)       (356,541)         397
   - Net realized gain (loss) on investments                                       184,450       2,627,905         (348)
   - Net change in unrealized appreciation or depreciation on investments          269,144         820,898       13,465
                                                                              -------------  --------------  ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                                 402,280       3,092,262       13,514
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                                            437,813       2,759,704           --
   - Contract withdrawals and transfers to annuity reserves                       (310,567)     (2,383,537)     (13,684)
   - Contract transfers                                                            637,104       1,645,536         (812)
                                                                              -------------  --------------  ------------
                                                                                   764,350       2,021,703      (14,496)
   Annuity Reserves:
   - Annuity Payments                                                                   --              --           --
   - Receipt (reimbursement) of mortality guarantee adjustments                         --              --           --
                                                                              -------------  --------------  ------------
                                                                                        --              --           --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                                               764,350       2,021,703      (14,496)
                                                                              -------------  --------------  ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                          1,166,630       5,113,965         (982)
                                                                              -------------  --------------  ------------
NET ASSETS AT DECEMBER 31, 2012                                                  4,484,156      28,477,247       77,573
Changes From Operations:
   - Net investment income (loss)                                                  (94,754)       (443,320)        (425)
   - Net realized gain (loss) on investments                                       256,147       5,234,676       13,002
   - Net change in unrealized appreciation or depreciation on investments        1,487,313       4,366,564       (3,466)
                                                                              -------------  --------------  ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                               1,648,706       9,157,920        9,111
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                                            475,136       1,783,108           --
   - Contract withdrawals and transfers to annuity reserves                       (305,856)     (2,717,079)        (397)
   - Contract transfers                                                            718,316        (600,068)     (86,287)
                                                                              -------------  --------------  ------------
                                                                                   887,596      (1,534,039)     (86,684)
   Annuity Reserves:
   - Annuity Payments                                                                   --              --           --
   - Receipt (reimbursement) of mortality guarantee adjustments                         --              --           --
                                                                              -------------  --------------  ------------
                                                                                        --              --           --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                                               887,596      (1,534,039)     (86,684)
                                                                              -------------  --------------  ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                          2,536,302       7,623,881      (77,573)
                                                                              -------------  --------------  ------------
NET ASSETS AT DECEMBER 31, 2013                                               $  7,020,458   $  36,101,128   $       --
                                                                              =============  ==============  ============


                                                                              FIDELITY VIP
                                                                              OVERSEAS
                                                                              SERVICE
                                                                              CLASS 2
                                                                              SUBACCOUNT
------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2012                                                 $  3,216,234
Changes From Operations:
   - Net investment income (loss)                                                    1,601
   - Net realized gain (loss) on investments                                       (83,779)
   - Net change in unrealized appreciation or depreciation on investments          646,368
                                                                              -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                                 564,190
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                                             39,275
   - Contract withdrawals and transfers to annuity reserves                       (343,920)
   - Contract transfers                                                            (85,828)
                                                                              -------------
                                                                                  (390,473)
   Annuity Reserves:
   - Annuity Payments                                                                   --
   - Receipt (reimbursement) of mortality guarantee adjustments                         --
                                                                              -------------
                                                                                        --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                                              (390,473)
                                                                              -------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                            173,717
                                                                              -------------
NET ASSETS AT DECEMBER 31, 2012                                                  3,389,951
Changes From Operations:
   - Net investment income (loss)                                                  (20,586)
   - Net realized gain (loss) on investments                                       174,060
   - Net change in unrealized appreciation or depreciation on investments          224,263
                                                                              -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                                 377,737
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                                              1,986
   - Contract withdrawals and transfers to annuity reserves                       (160,715)
   - Contract transfers                                                         (3,608,959)
                                                                              -------------
                                                                                (3,767,688)
   Annuity Reserves:
   - Annuity Payments                                                                   --
   - Receipt (reimbursement) of mortality guarantee adjustments                         --
                                                                              -------------
                                                                                        --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                                            (3,767,688)
                                                                              -------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                         (3,389,951)
                                                                              -------------
NET ASSETS AT DECEMBER 31, 2013                                               $         --
                                                                              =============



See accompanying notes.

LINCOLN NEW YORK ACCOUNT N FOR VARIABLE ANNUITIES

YEARS ENDED DECEMBER 31, 2012 AND 2013



                                                                                              FTVIPT
                                                                               FTVIPT         FRANKLIN         FTVIPT
                                                                               FRANKLIN       SMALL-MID CAP    MUTUAL
                                                                               INCOME         GROWTH           SHARES
                                                                               SECURITIES     SECURITIES       SECURITIES
                                                                               CLASS 2        CLASS 2          CLASS 2
                                                                               SUBACCOUNT     SUBACCOUNT       SUBACCOUNT
------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2012                                                 $  24,843,072   $   7,748,218   $  19,162,940
Changes From Operations:
   - Net investment income (loss)                                                 1,343,387        (126,391)         98,322
   - Net realized gain (loss) on investments                                       (159,498)        764,556        (112,269)
   - Net change in unrealized appreciation or depreciation on investments         1,500,424          53,877       2,346,857
                                                                              --------------  --------------  --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                                2,684,313         692,042       2,332,910
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                                           2,452,766          37,960       1,253,759
   - Contract withdrawals and transfers to annuity reserves                      (3,526,133)     (1,048,746)     (1,531,556)
   - Contract transfers                                                             350,155        (608,542)       (942,544)
                                                                              --------------  --------------  --------------
                                                                                   (723,212)     (1,619,328)     (1,220,341)
   Annuity Reserves:
   - Annuity Payments                                                                    --              --              --
   - Receipt (reimbursement) of mortality guarantee adjustments                          --              --              --
                                                                              --------------  --------------  --------------
                                                                                         --              --              --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                                               (723,212)     (1,619,328)     (1,220,341)
                                                                              --------------  --------------  --------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                           1,961,101        (927,286)      1,112,569
                                                                              --------------  --------------  --------------
NET ASSETS AT DECEMBER 31, 2012                                                  26,804,173       6,820,932      20,275,509
Changes From Operations:
   - Net investment income (loss)                                                 1,245,264         (45,799)        105,604
   - Net realized gain (loss) on investments                                        288,641       1,722,060         695,707
   - Net change in unrealized appreciation or depreciation on investments         1,617,375        (586,611)      4,171,997
                                                                              --------------  --------------  --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                                3,151,280       1,089,650       4,973,308
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                                           2,243,410          52,703       1,173,557
   - Contract withdrawals and transfers to annuity reserves                      (2,273,295)       (487,652)     (2,149,133)
   - Contract transfers                                                            (456,920)     (7,475,633)     (2,038,259)
                                                                              --------------  --------------  --------------
                                                                                   (486,805)     (7,910,582)     (3,013,835)
   Annuity Reserves:
   - Annuity Payments                                                                    --              --              --
   - Receipt (reimbursement) of mortality guarantee adjustments                          --              --              --
                                                                              --------------  --------------  --------------
                                                                                         --              --              --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                                               (486,805)     (7,910,582)     (3,013,835)
                                                                              --------------  --------------  --------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                           2,664,475      (6,820,932)      1,959,473
                                                                              --------------  --------------  --------------
NET ASSETS AT DECEMBER 31, 2013                                               $  29,468,648   $          --   $  22,234,982
                                                                              ==============  ==============  ==============


                                                                                                              GOLDMAN
                                                                              FTVIPT          FTVIPT          SACHS VIT
                                                                              TEMPLETON       TEMPLETON       LARGE CAP
                                                                              GLOBAL BOND     GROWTH          VALUE
                                                                              SECURITIES      SECURITIES      SERVICE
                                                                              CLASS 2         CLASS 2         CLASS
                                                                              SUBACCOUNT      SUBACCOUNT      SUBACCOUNT
------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2012                                                 $ 14,854,367   $   3,889,903   $  1,468,542
Changes From Operations:
   - Net investment income (loss)                                                  651,070          15,473          1,623
   - Net realized gain (loss) on investments                                       351,731        (232,304)        56,658
   - Net change in unrealized appreciation or depreciation on investments          667,910         852,372        192,369
                                                                              -------------  --------------  -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                               1,670,711         635,541        250,650
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                                             59,271           8,494         19,936
   - Contract withdrawals and transfers to annuity reserves                     (1,981,692)       (705,397)       (77,490)
   - Contract transfers                                                         (1,622,304)       (394,659)      (148,960)
                                                                              -------------  --------------  -------------
                                                                                (3,544,725)     (1,091,562)      (206,514)
   Annuity Reserves:
   - Annuity Payments                                                                   --              --             --
   - Receipt (reimbursement) of mortality guarantee adjustments                         --              --             --
                                                                              -------------  --------------  -------------
                                                                                        --              --             --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                                            (3,544,725)     (1,091,562)      (206,514)
                                                                              -------------  --------------  -------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                         (1,874,014)       (456,021)        44,136
                                                                              -------------  --------------  -------------
NET ASSETS AT DECEMBER 31, 2012                                                 12,980,353       3,433,882      1,512,678
Changes From Operations:
   - Net investment income (loss)                                                  374,848          34,690         (1,055)
   - Net realized gain (loss) on investments                                       377,340          51,279        249,431
   - Net change in unrealized appreciation or depreciation on investments         (775,410)        777,829        192,245
                                                                              -------------  --------------  -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                                 (23,222)        863,798        440,621
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                                            130,118          74,094         23,992
   - Contract withdrawals and transfers to annuity reserves                     (1,373,247)       (594,734)       (88,264)
   - Contract transfers                                                           (495,262)       (287,876)      (201,913)
                                                                              -------------  --------------  -------------
                                                                                (1,738,391)       (808,516)      (266,185)
   Annuity Reserves:
   - Annuity Payments                                                                   --              --             --
   - Receipt (reimbursement) of mortality guarantee adjustments                         --              --             --
                                                                              -------------  --------------  -------------
                                                                                        --              --             --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                                            (1,738,391)       (808,516)      (266,185)
                                                                              -------------  --------------  -------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                         (1,761,613)         55,282        174,436
                                                                              -------------  --------------  -------------
NET ASSETS AT DECEMBER 31, 2013                                               $ 11,218,740   $   3,489,164   $  1,687,114
                                                                              =============  ==============  =============




                                                                                                              INVESCO V.I.
                                                                                              HUNTINGTON VA   AMERICAN
                                                                              HUNTINGTON VA   DIVIDEND        FRANCHISE
                                                                              BALANCED        CAPTURE         SERIES I
                                                                              SUBACCOUNT      SUBACCOUNT      SUBACCOUNT
------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2012                                                     $    --        $     --      $       --
Changes From Operations:
   - Net investment income (loss)                                                      12           1,178          (1,568)
   - Net realized gain (loss) on investments                                           28              31          (1,264)
   - Net change in unrealized appreciation or depreciation on investments             222             726          (3,281)
                                                                              --------------  --------------  ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                                    262           1,935          (6,113)
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                                             2,772          16,005             160
   - Contract withdrawals and transfers to annuity reserves                           (43)           (223)        (15,705)
   - Contract transfers                                                             1,787          24,147         155,440
                                                                              --------------  --------------  ------------
                                                                                    4,516          39,929         139,895
   Annuity Reserves:
   - Annuity Payments                                                                  --              --              --
   - Receipt (reimbursement) of mortality guarantee adjustments                        --              --              --
                                                                              --------------  --------------  ------------
                                                                                       --              --              --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                                                4,516          39,929         139,895
                                                                              --------------  --------------  ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                             4,778          41,864         133,782
                                                                              --------------  --------------  ------------
NET ASSETS AT DECEMBER 31, 2012                                                     4,778          41,864         133,782
Changes From Operations:
   - Net investment income (loss)                                                      27             737          (1,884)
   - Net realized gain (loss) on investments                                           81             492           1,683
   - Net change in unrealized appreciation or depreciation on investments             512           6,245          47,992
                                                                              --------------  --------------  ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                                    620           7,474          47,791
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                                                --               8           2,240
   - Contract withdrawals and transfers to annuity reserves                           (62)           (326)        (10,463)
   - Contract transfers                                                              (243)         (2,284)         (3,115)
                                                                              --------------  --------------  ------------
                                                                                     (305)         (2,602)        (11,338)
   Annuity Reserves:
   - Annuity Payments                                                                  --              --              --
   - Receipt (reimbursement) of mortality guarantee adjustments                        --              --              --
                                                                              --------------  --------------  ------------
                                                                                       --              --              --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                                                 (305)         (2,602)        (11,338)
                                                                              --------------  --------------  ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                               315           4,872          36,453
                                                                              --------------  --------------  ------------
NET ASSETS AT DECEMBER 31, 2013                                                   $ 5,093        $ 46,736      $  170,235
                                                                              ==============  ==============  ============




                                                                              INVESCO V.I.  INVESCO V.I.  INVESCO V.I.
                                                                              AMERICAN      CAPITAL       CAPITAL       INVESCO V.I.
                                                                              FRANCHISE     APPRECIATION  APPRECIATION  CORE EQUITY
                                                                              SERIES II     SERIES I      SERIES II     SERIES I
                                                                              SUBACCOUNT    SUBACCOUNT    SUBACCOUNT    SUBACCOUNT
------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2012                                                 $      --     $   137,286    $  60,748    $   382,029
Changes From Operations:
   - Net investment income (loss)                                                  (674)           (826)        (357)        (1,656)
   - Net realized gain (loss) on investments                                       (703)          1,903       (4,912)        25,241
   - Net change in unrealized appreciation or depreciation on investments        (1,627)         19,261       14,202         13,700
                                                                              ------------  ------------  ------------  ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                               (3,004)         20,338        8,933         37,285
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                                             301              80           42            221
   - Contract withdrawals and transfers to annuity reserves                      (6,886)           (948)      (1,082)       (64,169)
   - Contract transfers                                                          68,641        (156,756)     (68,641)      (130,851)
                                                                              ------------  ------------  ------------  ------------
                                                                                 62,056        (157,624)     (69,681)      (194,799)
   Annuity Reserves:
   - Annuity Payments                                                                --              --           --           (544)
   - Receipt (reimbursement) of mortality guarantee adjustments                      --              --           --             36
                                                                              ------------  ------------  ------------  ------------
                                                                                     --              --           --           (508)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                                             62,056        (157,624)     (69,681)      (195,307)
                                                                              ------------  ------------  ------------  ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                          59,052        (137,286)     (60,748)      (158,022)
                                                                              ------------  ------------  ------------  ------------
NET ASSETS AT DECEMBER 31, 2012                                                  59,052              --           --        224,007
Changes From Operations:
   - Net investment income (loss)                                                  (603)             --           --           (329)
   - Net realized gain (loss) on investments                                      4,248              --           --         20,976
   - Net change in unrealized appreciation or depreciation on investments         8,015              --           --         33,343
                                                                              ------------  ------------  ------------  ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                               11,660              --           --         53,990
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                                             109              --           --             23
   - Contract withdrawals and transfers to annuity reserves                     (31,835)             --           --        (51,217)
   - Contract transfers                                                         (14,690)             --           --           (857)
                                                                              ------------  ------------  ------------  ------------
                                                                                (46,416)             --           --        (52,051)
   Annuity Reserves:
   - Annuity Payments                                                                --              --           --         (3,288)
   - Receipt (reimbursement) of mortality guarantee adjustments                      --              --           --           (522)
                                                                              ------------  ------------  ------------  ------------
                                                                                     --              --           --         (3,810)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                                            (46,416)             --           --        (55,861)
                                                                              ------------  ------------  ------------  ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                         (34,756)             --           --         (1,871)
                                                                              ------------  ------------  ------------  ------------
NET ASSETS AT DECEMBER 31, 2013                                               $  24,296     $        --    $      --    $   222,136
                                                                              ============  ============  ============  ============



See accompanying notes.

LINCOLN NEW YORK ACCOUNT N FOR VARIABLE ANNUITIES

YEARS ENDED DECEMBER 31, 2012 AND 2013




                                                                                       INVESCO V.I.   INVESCO V.I.   JANUS
                                                                         INVESCO V.I.  INTERNATIONAL  INTERNATIONAL  ASPEN
                                                                         CORE EQUITY   GROWTH         GROWTH         BALANCED
                                                                         SERIES II     SERIES I       SERIES II      SERVICE CLASS
                                                                         SUBACCOUNT    SUBACCOUNT     SUBACCOUNT     SUBACCOUNT
------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2012                                             $   8,279     $  109,643     $   199,478    $   622,262
Changes From Operations:
   - Net investment income (loss)                                               (56)            94            (921)         6,034
   - Net realized gain (loss) on investments                                     11          2,332          49,148         51,704
   - Net change in unrealized appreciation or depreciation on investments     1,083         12,300         (26,780)         9,032
                                                                         ------------  -------------  -------------  -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                            1,038         14,726          21,447         66,770
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                                       1,248             --              97            424
   - Contract withdrawals and transfers to annuity reserves                      --         (4,673)        (62,914)       (53,546)
   - Contract transfers                                                          --             73         (96,109)        32,304
                                                                         ------------  -------------  -------------  -------------
                                                                              1,248         (4,600)       (158,926)       (20,818)
   Annuity Reserves:
   - Annuity Payments                                                            --             --              --             --
   - Receipt (reimbursement) of mortality guarantee adjustments                  --             --              --             --
                                                                         ------------  -------------  -------------  -------------
                                                                                 --             --              --             --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                                          1,248         (4,600)       (158,926)       (20,818)
                                                                         ------------  -------------  -------------  -------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                       2,286         10,126        (137,479)        45,952
                                                                         ------------  -------------  -------------  -------------
NET ASSETS AT DECEMBER 31, 2012                                              10,565        119,769          61,999        668,214
Changes From Operations:
   - Net investment income (loss)                                               (57)          (100)           (309)        (1,754)
   - Net realized gain (loss) on investments                                  3,245         25,019           4,089         51,369
   - Net change in unrealized appreciation or depreciation on investments      (998)        (8,240)          5,801         74,936
                                                                         ------------  -------------  -------------  -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                            2,190         16,679           9,581        124,551
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                                         208             --              12         70,246
   - Contract withdrawals and transfers to annuity reserves                  (5,090)       (52,903)        (10,622)      (118,425)
   - Contract transfers                                                      (6,265)           317            (692)       149,893
                                                                         ------------  -------------  -------------  -------------
                                                                            (11,147)       (52,586)        (11,302)       101,714
   Annuity Reserves:
   - Annuity Payments                                                            --             --              --             --
   - Receipt (reimbursement) of mortality guarantee adjustments                  --             --              --             --
                                                                         ------------  -------------  -------------  -------------
                                                                                 --             --              --             --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                                        (11,147)       (52,586)        (11,302)       101,714
                                                                         ------------  -------------  -------------  -------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                      (8,957)       (35,907)         (1,721)       226,265
                                                                         ------------  -------------  -------------  -------------
NET ASSETS AT DECEMBER 31, 2013                                           $   1,608     $   83,862     $    60,278    $   894,479
                                                                         ============  =============  =============  =============


                                                                                        JANUS
                                                                         JANUS          ASPEN          LVIP
                                                                         ASPEN          GLOBAL         AMERICAN
                                                                         ENTERPRISE     RESEARCH       GLOBAL GROWTH
                                                                         SERVICE CLASS  SERVICE CLASS  SERVICE CLASS II
                                                                         SUBACCOUNT     SUBACCOUNT     SUBACCOUNT
------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2012                                             $  542,131      $  11,247     $ 1,409,213
Changes From Operations:
   - Net investment income (loss)                                             (7,373)           (67)        (12,424)
   - Net realized gain (loss) on investments                                  73,466            404          20,453
   - Net change in unrealized appreciation or depreciation on investments      8,554          1,478         311,279
                                                                         -------------  -------------  ----------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                            74,647          1,815         319,308
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                                          505              4         193,355
   - Contract withdrawals and transfers to annuity reserves                  (14,763)        (3,110)        (51,832)
   - Contract transfers                                                     (183,224)          (312)        143,994
                                                                         -------------  -------------  ----------------
                                                                            (197,482)        (3,418)        285,517
   Annuity Reserves:
   - Annuity Payments                                                             --             --              --
   - Receipt (reimbursement) of mortality guarantee adjustments                   --             --              --
                                                                         -------------  -------------  ----------------
                                                                                  --             --              --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                                        (197,482)        (3,418)        285,517
                                                                         -------------  -------------  ----------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                     (122,835)        (1,603)        604,825
                                                                         -------------  -------------  ----------------
NET ASSETS AT DECEMBER 31, 2012                                              419,296          9,644       2,014,038
Changes From Operations:
   - Net investment income (loss)                                             (5,346)        (1,086)        (17,906)
   - Net realized gain (loss) on investments                                  34,552         22,496          95,237
   - Net change in unrealized appreciation or depreciation on investments     89,711          2,471         512,427
                                                                         -------------  -------------  ----------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                           118,917         23,881         589,758
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                                       43,392             --         639,007
   - Contract withdrawals and transfers to annuity reserves                  (54,190)        (7,369)        (91,446)
   - Contract transfers                                                      (30,606)       (13,508)       (252,673)
                                                                         -------------  -------------  ----------------
                                                                             (41,404)       (20,877)        294,888
   Annuity Reserves:
   - Annuity Payments                                                             --             --              --
   - Receipt (reimbursement) of mortality guarantee adjustments                   --             --              --
                                                                         -------------  -------------  ----------------
                                                                                  --             --              --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                                         (41,404)       (20,877)        294,888
                                                                         -------------  -------------  ----------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                       77,513          3,004         884,646
                                                                         -------------  -------------  ----------------
NET ASSETS AT DECEMBER 31, 2013                                           $  496,809      $  12,648     $ 2,898,684
                                                                         =============  =============  ================


                                                                         LVIP                                LVIP
                                                                         AMERICAN          LVIP              AMERICAN
                                                                         GLOBAL SMALL      AMERICAN          GROWTH-
                                                                         CAPITALIZATION    GROWTH            INCOME
                                                                         SERVICE CLASS II  SERVICE CLASS II  SERVICE CLASS II
                                                                         SUBACCOUNT        SUBACCOUNT        SUBACCOUNT
------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2012                                             $  1,404,041     $   3,874,337      $  3,771,189
Changes From Operations:
   - Net investment income (loss)                                              (12,608)          (97,400)          (31,760)
   - Net realized gain (loss) on investments                                    (9,273)           53,909            80,190
   - Net change in unrealized appreciation or depreciation on investments      293,690           805,190           712,151
                                                                         ----------------  ----------------  ----------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                             271,809           761,699           760,581
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                                        753,375         2,077,874         1,959,901
   - Contract withdrawals and transfers to annuity reserves                    (88,250)         (188,818)         (187,346)
   - Contract transfers                                                        186,967         1,132,897         1,229,831
                                                                         ----------------  ----------------  ----------------
                                                                               852,092         3,021,953         3,002,386
   Annuity Reserves:
   - Annuity Payments                                                               --                --                --
   - Receipt (reimbursement) of mortality guarantee adjustments                     --                --                --
                                                                         ----------------  ----------------  ----------------
                                                                                    --                --                --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                                           852,092         3,021,953         3,002,386
                                                                         ----------------  ----------------  ----------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                      1,123,901         3,783,652         3,762,967
                                                                         ----------------  ----------------  ----------------
NET ASSETS AT DECEMBER 31, 2012                                              2,527,942         7,657,989         7,534,156
Changes From Operations:
   - Net investment income (loss)                                              (37,522)         (105,412)          (63,627)
   - Net realized gain (loss) on investments                                   153,729           286,913           358,019
   - Net change in unrealized appreciation or depreciation on investments      493,618         1,988,240         1,988,362
                                                                         ----------------  ----------------  ----------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                             609,825         2,169,741         2,282,754
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                                        407,866         1,177,987           860,425
   - Contract withdrawals and transfers to annuity reserves                    (79,291)         (264,864)         (413,357)
   - Contract transfers                                                       (702,492)         (231,299)         (555,694)
                                                                         ----------------  ----------------  ----------------
                                                                              (373,917)          681,824          (108,626)
   Annuity Reserves:
   - Annuity Payments                                                               --                --                --
   - Receipt (reimbursement) of mortality guarantee adjustments                     --                --                --
                                                                         ----------------  ----------------  ----------------
                                                                                    --                --                --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                                          (373,917)          681,824          (108,626)
                                                                         ----------------  ----------------  ----------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                        235,908         2,851,565         2,174,128
                                                                         ----------------  ----------------  ----------------
NET ASSETS AT DECEMBER 31, 2013                                           $  2,763,850     $  10,509,554      $  9,708,284
                                                                         ================  ================  ================


                                                                                                           LVIP
                                                                         LVIP              LVIP BARON      BLACKROCK
                                                                         AMERICAN          GROWTH          EMERGING
                                                                         INTERNATIONAL     OPPORTUNITIES   MARKETS RPM
                                                                         SERVICE CLASS II  SERVICE CLASS   SERVICE CLASS
                                                                         SUBACCOUNT        SUBACCOUNT      SUBACCOUNT
------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2012                                             $  2,773,266     $   7,950,911   $         --
Changes From Operations:
   - Net investment income (loss)                                               32,499           (49,400)           493
   - Net realized gain (loss) on investments                                     8,240           703,301              1
   - Net change in unrealized appreciation or depreciation on investments      494,677           629,451          5,494
                                                                         ----------------  --------------  -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                             535,416         1,283,352          5,988
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                                      1,108,469           620,762        115,308
   - Contract withdrawals and transfers to annuity reserves                   (139,746)         (769,143)            --
   - Contract transfers                                                        118,389           (33,751)        13,486
                                                                         ----------------  --------------  -------------
                                                                             1,087,112          (182,132)       128,794
   Annuity Reserves:
   - Annuity Payments                                                               --              (279)            --
   - Receipt (reimbursement) of mortality guarantee adjustments                     --               115             --
                                                                         ----------------  --------------  -------------
                                                                                    --              (164)            --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                                         1,087,112          (182,296)       128,794
                                                                         ----------------  --------------  -------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                      1,622,528         1,101,056        134,782
                                                                         ----------------  --------------  -------------
NET ASSETS AT DECEMBER 31, 2012                                              4,395,794         9,051,967        134,782
Changes From Operations:
   - Net investment income (loss)                                              (31,804)         (145,216)       (11,223)
   - Net realized gain (loss) on investments                                    77,504         1,663,128         (6,478)
   - Net change in unrealized appreciation or depreciation on investments      883,564         1,884,794        (39,526)
                                                                         ----------------  --------------  -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                             929,264         3,402,706        (57,227)
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                                        609,632           731,495      3,658,680
   - Contract withdrawals and transfers to annuity reserves                   (187,369)       (1,261,996)      (101,422)
   - Contract transfers                                                        282,780           244,674      1,720,441
                                                                         ----------------  --------------  -------------
                                                                               705,043          (285,827)     5,277,699
   Annuity Reserves:
   - Annuity Payments                                                               --              (331)            --
   - Receipt (reimbursement) of mortality guarantee adjustments                     --                 2             --
                                                                         ----------------  --------------  -------------
                                                                                    --              (329)            --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                                           705,043          (286,156)     5,277,699
                                                                         ----------------  --------------  -------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                      1,634,307         3,116,550      5,220,472
                                                                         ----------------  --------------  -------------
NET ASSETS AT DECEMBER 31, 2013                                           $  6,030,101     $  12,168,517   $  5,355,254
                                                                         ================  ==============  =============



See accompanying notes.

LINCOLN NEW YORK ACCOUNT N FOR VARIABLE ANNUITIES

YEARS ENDED DECEMBER 31, 2012 AND 2013



                                                                                             LVIP
                                                                             LVIP            BLACKROCK        LVIP
                                                                             BLACKROCK       GLOBAL           BLACKROCK
                                                                             EQUITY          ALLOCATION V.I.  INFLATION
                                                                             DIVIDEND RPM    RPM              PROTECTED BOND
                                                                             SERVICE CLASS   SERVICE CLASS    SERVICE CLASS
                                                                             SUBACCOUNT      SUBACCOUNT       SUBACCOUNT
------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2012                                                $   1,417,960   $          --     $  12,052,355
Changes From Operations:
   - Net investment income (loss)                                                  (20,553)             --          (295,173)
   - Net realized gain (loss) on investments                                        25,933              --           582,812
   - Net change in unrealized appreciation or depreciation on investments          226,518              --           411,314
                                                                             --------------  ---------------  ---------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                                 231,898              --           698,953
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                                            649,534              --         5,509,367
   - Contract withdrawals and transfers to annuity reserves                        (99,191)             --          (695,163)
   - Contract transfers                                                            362,119              --         4,028,970
                                                                             --------------  ---------------  ---------------
                                                                                   912,462              --         8,843,174
   Annuity Reserves:
   - Annuity Payments                                                                   --              --                --
   - Receipt (reimbursement) of mortality guarantee adjustments                         --              --                --
                                                                             --------------  ---------------  ---------------
                                                                                        --              --                --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                                               912,462              --         8,843,174
                                                                             --------------  ---------------  ---------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                          1,144,360              --         9,542,127
                                                                             --------------  ---------------  ---------------
NET ASSETS AT DECEMBER 31, 2012                                                  2,562,320              --        21,594,482
Changes From Operations:
   - Net investment income (loss)                                                   60,566         (67,089)         (487,382)
   - Net realized gain (loss) on investments                                       104,099          47,081           699,060
   - Net change in unrealized appreciation or depreciation on investments        1,103,575         686,606        (4,530,929)
                                                                             --------------  ---------------  ---------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                               1,268,240         666,598        (4,319,251)
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                                          9,518,793      10,732,346         6,770,459
   - Contract withdrawals and transfers to annuity reserves                       (280,185)       (100,110)       (2,870,380)
   - Contract transfers                                                          3,574,718       6,027,803        24,029,187
                                                                             --------------  ---------------  ---------------
                                                                                12,813,326      16,660,039        27,929,266
   Annuity Reserves:
   - Annuity Payments                                                                   --              --            (2,079)
   - Receipt (reimbursement) of mortality guarantee adjustments                         --              --               414
                                                                             --------------  ---------------  ---------------
                                                                                        --              --            (1,665)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                                            12,813,326      16,660,039        27,927,601
                                                                             --------------  ---------------  ---------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                         14,081,566      17,326,637        23,608,350
                                                                             --------------  ---------------  ---------------
NET ASSETS AT DECEMBER 31, 2013                                              $  16,643,886   $  17,326,637     $  45,202,832
                                                                             ==============  ===============  ===============



                                                                                             LVIP           LVIP
                                                                                             CLARION        COLUMBIA
                                                                             LVIP            GLOBAL         SMALL-MID CAP
                                                                             CAPITAL GROWTH  REAL ESTATE    GROWTH RPM
                                                                             SERVICE CLASS   SERVICE CLASS  SERVICE CLASS
                                                                             SUBACCOUNT      SUBACCOUNT     SUBACCOUNT
------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2012                                                 $  2,256,322   $  5,694,866    $  1,816,660
Changes From Operations:
   - Net investment income (loss)                                                  (30,737)      (105,554)        (33,960)
   - Net realized gain (loss) on investments                                        32,850        150,013          16,501
   - Net change in unrealized appreciation or depreciation on investments          412,070      1,216,090          94,378
                                                                             --------------  -------------  --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                                 414,183      1,260,549          76,919
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                                            169,720        562,357         272,410
   - Contract withdrawals and transfers to annuity reserves                       (126,225)      (463,311)       (109,269)
   - Contract transfers                                                            171,053       (370,909)        (67,819)
                                                                             --------------  -------------  --------------
                                                                                   214,548       (271,863)         95,322
   Annuity Reserves:
   - Annuity Payments                                                                   --             --              --
   - Receipt (reimbursement) of mortality guarantee adjustments                         --             --              --
                                                                             --------------  -------------  --------------
                                                                                        --             --              --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                                               214,548       (271,863)         95,322
                                                                             --------------  -------------  --------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                            628,731        988,686         172,241
                                                                             --------------  -------------  --------------
NET ASSETS AT DECEMBER 31, 2012                                                  2,885,053      6,683,552       1,988,901
Changes From Operations:
   - Net investment income (loss)                                                  (35,102)      (115,071)        (77,804)
   - Net realized gain (loss) on investments                                       203,752        292,099         180,179
   - Net change in unrealized appreciation or depreciation on investments          734,936        (69,468)        821,305
                                                                             --------------  -------------  --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                                 903,586        107,560         923,680
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                                            194,124        781,151       4,804,450
   - Contract withdrawals and transfers to annuity reserves                       (181,623)      (568,405)       (261,364)
   - Contract transfers                                                           (532,628)        (3,600)      1,565,416
                                                                             --------------  -------------  --------------
                                                                                  (520,127)       209,146       6,108,502
   Annuity Reserves:
   - Annuity Payments                                                                   --             --              --
   - Receipt (reimbursement) of mortality guarantee adjustments                         --             --              --
                                                                             --------------  -------------  --------------
                                                                                        --             --              --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                                              (520,127)       209,146       6,108,502
                                                                             --------------  -------------  --------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                            383,459        316,706       7,032,182
                                                                             --------------  -------------  --------------
NET ASSETS AT DECEMBER 31, 2013                                               $  3,268,512   $  7,000,258    $  9,021,083
                                                                             ==============  =============  ==============


                                                                                                              LVIP
                                                                                                              DELAWARE
                                                                             LVIP             LVIP            DIVERSIFIED
                                                                             DELAWARE         DELAWARE        FLOATING
                                                                             BOND             BOND            RATE
                                                                             STANDARD CLASS   SERVICE CLASS   SERVICE CLASS
                                                                             SUBACCOUNT       SUBACCOUNT      SUBACCOUNT
------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2012                                                 $ 11,251,111   $  57,660,438   $   5,281,610
Changes From Operations:
   - Net investment income (loss)                                                   28,315         119,444         (23,000)
   - Net realized gain (loss) on investments                                       477,904       2,052,907          (6,136)
   - Net change in unrealized appreciation or depreciation on investments            9,934         717,778         169,554
                                                                             --------------  --------------  --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                                 516,153       2,890,129         140,418
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                                             35,226      10,332,166       1,824,745
   - Contract withdrawals and transfers to annuity reserves                     (1,895,142)     (4,743,566)       (563,202)
   - Contract transfers                                                           (321,029)      4,865,006       1,907,336
                                                                             --------------  --------------  --------------
                                                                                (2,180,945)     10,453,606       3,168,879
   Annuity Reserves:
   - Annuity Payments                                                               (3,470)         (1,529)             --
   - Receipt (reimbursement) of mortality guarantee adjustments                       (582)            139              --
                                                                             --------------  --------------  --------------
                                                                                    (4,052)         (1,390)             --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                                            (2,184,997)     10,452,216       3,168,879
                                                                             --------------  --------------  --------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                         (1,668,844)     13,342,345       3,309,297
                                                                             --------------  --------------  --------------
NET ASSETS AT DECEMBER 31, 2012                                                  9,582,267      71,002,783       8,590,907
Changes From Operations:
   - Net investment income (loss)                                                    1,603         (24,111)       (144,986)
   - Net realized gain (loss) on investments                                       208,117         958,664          17,266
   - Net change in unrealized appreciation or depreciation on investments         (565,144)     (4,058,224)        (38,853)
                                                                             --------------  --------------  --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                                (355,424)     (3,123,671)       (166,573)
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                                             28,521      10,684,571       9,270,002
   - Contract withdrawals and transfers to annuity reserves                     (1,689,016)     (6,034,661)     (1,805,884)
   - Contract transfers                                                            (94,512)      3,981,087      13,192,989
                                                                             --------------  --------------  --------------
                                                                                (1,755,007)      8,630,997      20,657,107
   Annuity Reserves:
   - Annuity Payments                                                               (4,903)         (1,594)             --
   - Receipt (reimbursement) of mortality guarantee adjustments                    (17,190)            181              --
                                                                             --------------  --------------  --------------
                                                                                   (22,093)         (1,413)             --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                                            (1,777,100)      8,629,584      20,657,107
                                                                             --------------  --------------  --------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                         (2,132,524)      5,505,913      20,490,534
                                                                             --------------  --------------  --------------
NET ASSETS AT DECEMBER 31, 2013                                               $  7,449,743   $  76,508,696   $  29,081,441
                                                                             ==============  ==============  ==============


                                                                             LVIP            LVIP
                                                                             DELAWARE        DELAWARE       LVIP
                                                                             FOUNDATION      FOUNDATION     DELAWARE
                                                                             AGGRESSIVE      AGGRESSIVE     GROWTH AND
                                                                             ALLOCATION      ALLOCATION     INCOME
                                                                             STANDARD CLASS  SERVICE CLASS  SERVICE CLASS
                                                                             SUBACCOUNT      SUBACCOUNT     SUBACCOUNT
------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2012                                                  $ 280,500     $ 2,709,839    $ 1,810,353
Changes From Operations:
   - Net investment income (loss)                                                    952          (5,779)       (17,057)
   - Net realized gain (loss) on investments                                      (3,442)         19,330         50,810
   - Net change in unrealized appreciation or depreciation on investments         33,145         272,151        188,538
                                                                             --------------  -------------  -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                                30,655         285,702        222,291
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                                               34           3,470         23,230
   - Contract withdrawals and transfers to annuity reserves                      (17,944)       (159,484)      (124,809)
   - Contract transfers                                                          (12,302)       (435,924)      (311,496)
                                                                             --------------  -------------  -------------
                                                                                 (30,212)       (591,938)      (413,075)
   Annuity Reserves:
   - Annuity Payments                                                                 --              --             --
   - Receipt (reimbursement) of mortality guarantee adjustments                       --              --             --
                                                                             --------------  -------------  -------------
                                                                                      --              --             --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                                             (30,212)       (591,938)      (413,075)
                                                                             --------------  -------------  -------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                              443        (306,236)      (190,784)
                                                                             --------------  -------------  -------------
NET ASSETS AT DECEMBER 31, 2012                                                  280,943       2,403,603      1,619,569
Changes From Operations:
   - Net investment income (loss)                                                    362          (9,702)        (4,273)
   - Net realized gain (loss) on investments                                       1,683          49,611        165,854
   - Net change in unrealized appreciation or depreciation on investments         49,232         358,545        306,412
                                                                             --------------  -------------  -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                                51,277         398,454        467,993
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                                              201             656         22,411
   - Contract withdrawals and transfers to annuity reserves                      (14,965)       (365,459)      (218,385)
   - Contract transfers                                                             (736)        (64,794)       (41,684)
                                                                             --------------  -------------  -------------
                                                                                 (15,500)       (429,597)      (237,658)
   Annuity Reserves:
   - Annuity Payments                                                                 --              --             --
   - Receipt (reimbursement) of mortality guarantee adjustments                       --              --             --
                                                                             --------------  -------------  -------------
                                                                                      --              --             --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                                             (15,500)       (429,597)      (237,658)
                                                                             --------------  -------------  -------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                           35,777         (31,143)       230,335
                                                                             --------------  -------------  -------------
NET ASSETS AT DECEMBER 31, 2013                                                $ 316,720     $ 2,372,460    $ 1,849,904
                                                                             ==============  =============  =============



                                                                             LVIP
                                                                             DELAWARE
                                                                             SOCIAL
                                                                             AWARENESS
                                                                             STANDARD CLASS
                                                                             SUBACCOUNT
------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2012                                                  $  720,749
Changes From Operations:
   - Net investment income (loss)                                                  (5,785)
   - Net realized gain (loss) on investments                                       70,922
   - Net change in unrealized appreciation or depreciation on investments          28,811
                                                                             --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                                 93,948
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                                               664
   - Contract withdrawals and transfers to annuity reserves                       (84,347)
   - Contract transfers                                                           (31,093)
                                                                             --------------
                                                                                 (114,776)
   Annuity Reserves:
   - Annuity Payments                                                                (968)
   - Receipt (reimbursement) of mortality guarantee adjustments                        63
                                                                             --------------
                                                                                     (905)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                                             (115,681)
                                                                             --------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                           (21,733)
                                                                             --------------
NET ASSETS AT DECEMBER 31, 2012                                                   699,016
Changes From Operations:
   - Net investment income (loss)                                                  (2,077)
   - Net realized gain (loss) on investments                                       69,083
   - Net change in unrealized appreciation or depreciation on investments         104,862
                                                                             --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                                171,868
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                                               804
   - Contract withdrawals and transfers to annuity reserves                      (253,600)
   - Contract transfers                                                            (7,888)
                                                                             --------------
                                                                                 (260,684)
   Annuity Reserves:
   - Annuity Payments                                                              (5,923)
   - Receipt (reimbursement) of mortality guarantee adjustments                      (944)
                                                                             --------------
                                                                                   (6,867)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                                             (267,551)
                                                                             --------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                           (95,683)
                                                                             --------------
NET ASSETS AT DECEMBER 31, 2013                                                $  603,333
                                                                             ==============



See accompanying notes.

LINCOLN NEW YORK ACCOUNT N FOR VARIABLE ANNUITIES

YEARS ENDED DECEMBER 31, 2012 AND 2013




                                                                             LVIP           LVIP           LVIP
                                                                             DELAWARE       DELAWARE       DIMENSIONAL
                                                                             SOCIAL         SPECIAL        NON-U.S.
                                                                             AWARENESS      OPPORTUNITIES  EQUITY RPM
                                                                             SERVICE CLASS  SERVICE CLASS  SERVICE CLASS
                                                                             SUBACCOUNT     SUBACCOUNT     SUBACCOUNT
------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2012                                                $ 2,336,775    $  2,001,697   $    539,196
Changes From Operations:
   - Net investment income (loss)                                                (31,611)        (33,243)        13,970
   - Net realized gain (loss) on investments                                     225,135         305,806          6,581
   - Net change in unrealized appreciation or depreciation on investments        112,528          27,118        144,681
                                                                             -------------  -------------  -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                               306,052         299,681        165,232
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                                           35,346         271,113        865,350
   - Contract withdrawals and transfers to annuity reserves                     (340,861)       (166,320)       (30,950)
   - Contract transfers                                                          263,598         690,342        145,365
                                                                             -------------  -------------  -------------
                                                                                 (41,917)        795,135        979,765
   Annuity Reserves:
   - Annuity Payments                                                                 --              --             --
   - Receipt (reimbursement) of mortality guarantee adjustments                       --              --             --
                                                                             -------------  -------------  -------------
                                                                                      --              --             --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                                             (41,917)        795,135        979,765
                                                                             -------------  -------------  -------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                          264,135       1,094,816      1,144,997
                                                                             -------------  -------------  -------------
NET ASSETS AT DECEMBER 31, 2012                                                2,600,910       3,096,513      1,684,193
Changes From Operations:
   - Net investment income (loss)                                                (20,934)        (37,078)        21,259
   - Net realized gain (loss) on investments                                     179,620         387,829         51,504
   - Net change in unrealized appreciation or depreciation on investments        743,797         553,485        235,795
                                                                             -------------  -------------  -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                               902,483         904,236        308,558
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                                          363,253         325,575      1,128,960
   - Contract withdrawals and transfers to annuity reserves                     (308,125)       (387,877)       (71,045)
   - Contract transfers                                                          125,936        (587,134)     1,149,681
                                                                             -------------  -------------  -------------
                                                                                 181,064        (649,436)     2,207,596
   Annuity Reserves:
   - Annuity Payments                                                                 --              --             --
   - Receipt (reimbursement) of mortality guarantee adjustments                       --              --             --
                                                                             -------------  -------------  -------------
                                                                                      --              --             --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                                             181,064        (649,436)     2,207,596
                                                                             -------------  -------------  -------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                        1,083,547         254,800      2,516,154
                                                                             -------------  -------------  -------------
NET ASSETS AT DECEMBER 31, 2013                                              $ 3,684,457    $  3,351,313   $  4,200,347
                                                                             =============  =============  =============



                                                                                               LVIP
                                                                             LVIP              DIMENSIONAL/
                                                                             DIMENSIONAL       VANGUARD        LVIP
                                                                             U.S. EQUITY RPM   TOTAL BOND      GLOBAL INCOME
                                                                             SERVICE CLASS     SERVICE CLASS   SERVICE CLASS
                                                                             SUBACCOUNT        SUBACCOUNT      SUBACCOUNT
------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2012                                                  $   619,972     $   6,263,544   $  14,310,639
Changes From Operations:
   - Net investment income (loss)                                                  (10,104)            1,655          (5,569)
   - Net realized gain (loss) on investments                                        39,658            78,765            (538)
   - Net change in unrealized appreciation or depreciation on investments          180,255            36,692         844,274
                                                                             ----------------  --------------  --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                                 209,809           117,112         838,167
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                                          1,910,769         3,450,984       2,582,377
   - Contract withdrawals and transfers to annuity reserves                        (43,359)         (360,738)       (912,534)
   - Contract transfers                                                            355,220           263,469         927,876
                                                                             ----------------  --------------  --------------
                                                                                 2,222,630         3,353,715       2,597,719
   Annuity Reserves:
   - Annuity Payments                                                                   --                --            (239)
   - Receipt (reimbursement) of mortality guarantee adjustments                         --                --              93
                                                                             ----------------  --------------  --------------
                                                                                        --                --            (146)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                                             2,222,630         3,353,715       2,597,573
                                                                             ----------------  --------------  --------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                          2,432,439         3,470,827       3,435,740
                                                                             ----------------  --------------  --------------
NET ASSETS AT DECEMBER 31, 2012                                                  3,052,411         9,734,371      17,746,379
Changes From Operations:
   - Net investment income (loss)                                                  (18,388)          (33,012)       (287,043)
   - Net realized gain (loss) on investments                                       149,009             6,508            (900)
   - Net change in unrealized appreciation or depreciation on investments          972,892          (556,128)       (622,237)
                                                                             ----------------  --------------  --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                               1,103,513          (582,632)       (910,180)
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                                          2,661,312         6,453,696       1,404,725
   - Contract withdrawals and transfers to annuity reserves                       (154,268)         (668,761)       (965,960)
   - Contract transfers                                                          1,993,944         1,520,499       2,549,378
                                                                             ----------------  --------------  --------------
                                                                                 4,500,988         7,305,434       2,988,143
   Annuity Reserves:
   - Annuity Payments                                                                   --                --            (213)
   - Receipt (reimbursement) of mortality guarantee adjustments                         --                --               1
                                                                             ----------------  --------------  --------------
                                                                                        --                --            (212)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                                             4,500,988         7,305,434       2,987,931
                                                                             ----------------  --------------  --------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                          5,604,501         6,722,802       2,077,751
                                                                             ----------------  --------------  --------------
NET ASSETS AT DECEMBER 31, 2013                                                $ 8,656,912     $  16,457,173   $  19,824,130
                                                                             ================  ==============  ==============



                                                                                             LVIP           LVIP
                                                                             LVIP            JPMORGAN       MANAGED
                                                                             JPMORGAN        MID CAP        RISK
                                                                             HIGH YIELD      VALUE RPM      PROFILE 2010
                                                                             SERVICE CLASS   SERVICE CLASS  SERVICE CLASS
                                                                             SUBACCOUNT      SUBACCOUNT     SUBACCOUNT
------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2012                                                $ 3,530,487    $   1,019,808   $   832,654
Changes From Operations:
   - Net investment income (loss)                                                200,977          (22,001)          (88)
   - Net realized gain (loss) on investments                                      67,642           30,026        17,644
   - Net change in unrealized appreciation or depreciation on investments        396,675          119,544        23,014
                                                                             -------------  --------------  -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                               665,294          127,569        40,570
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                                          970,515          488,026            73
   - Contract withdrawals and transfers to annuity reserves                     (261,747)        (100,204)       (9,000)
   - Contract transfers                                                        1,850,019           16,949      (483,607)
                                                                             -------------  --------------  -------------
                                                                               2,558,787          404,771      (492,534)
   Annuity Reserves:
   - Annuity Payments                                                                 --               --            --
   - Receipt (reimbursement) of mortality guarantee adjustments                       --               --            --
                                                                             -------------  --------------  -------------
                                                                                      --               --            --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                                           2,558,787          404,771      (492,534)
                                                                             -------------  --------------  -------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                        3,224,081          532,340      (451,964)
                                                                             -------------  --------------  -------------
NET ASSETS AT DECEMBER 31, 2012                                                6,754,568        1,552,148       380,690
Changes From Operations:
   - Net investment income (loss)                                                233,090          (56,591)       (1,774)
   - Net realized gain (loss) on investments                                     103,295          104,997         2,391
   - Net change in unrealized appreciation or depreciation on investments            340          795,326        27,639
                                                                             -------------  --------------  -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                               336,725          843,732        28,256
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                                        1,003,178        5,094,415           113
   - Contract withdrawals and transfers to annuity reserves                     (391,086)        (273,665)      (11,184)
   - Contract transfers                                                          255,358        2,850,686        88,334
                                                                             -------------  --------------  -------------
                                                                                 867,450        7,671,436        77,263
   Annuity Reserves:
   - Annuity Payments                                                                 --               --            --
   - Receipt (reimbursement) of mortality guarantee adjustments                       --               --            --
                                                                             -------------  --------------  -------------
                                                                                      --               --            --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                                             867,450        7,671,436        77,263
                                                                             -------------  --------------  -------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                        1,204,175        8,515,168       105,519
                                                                             -------------  --------------  -------------
NET ASSETS AT DECEMBER 31, 2013                                              $ 7,958,743    $  10,067,316   $   486,209
                                                                             =============  ==============  =============



                                                                              LVIP           LVIP           LVIP
                                                                              MANAGED        MANAGED        MANAGED
                                                                              RISK           RISK           RISK
                                                                              PROFILE 2020   PROFILE 2030   PROFILE 2040
                                                                              SERVICE CLASS  SERVICE CLASS  SERVICE CLASS
                                                                              SUBACCOUNT     SUBACCOUNT     SUBACCOUNT
------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2012                                                $   3,104,254   $  384,876       $ 8,275
Changes From Operations:
   - Net investment income (loss)                                                   (5,787)      (1,375)          (51)
   - Net realized gain (loss) on investments                                        89,612        5,631            (9)
   - Net change in unrealized appreciation or depreciation on investments           35,018       17,624           468
                                                                             --------------  -------------  -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                                 118,843       21,880           408
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                                                376           --            --
   - Contract withdrawals and transfers to annuity reserves                        (25,445)    (102,587)          (79)
   - Contract transfers                                                         (2,778,200)          --            --
                                                                             --------------  -------------  -------------
                                                                                (2,803,269)    (102,587)          (79)
   Annuity Reserves:
   - Annuity Payments                                                                   --           --            --
   - Receipt (reimbursement) of mortality guarantee adjustments                         --           --            --
                                                                             --------------  -------------  -------------
                                                                                        --           --            --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                                            (2,803,269)    (102,587)          (79)
                                                                             --------------  -------------  -------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                         (2,684,426)     (80,707)          329
                                                                             --------------  -------------  -------------
NET ASSETS AT DECEMBER 31, 2012                                                    419,828      304,169         8,604
Changes From Operations:
   - Net investment income (loss)                                                   (3,520)      (1,727)          (70)
   - Net realized gain (loss) on investments                                        19,693        1,178            13
   - Net change in unrealized appreciation or depreciation on investments           15,280       35,791         1,273
                                                                             --------------  -------------  -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                                  31,453       35,242         1,216
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                                                 14           --            --
   - Contract withdrawals and transfers to annuity reserves                         (6,244)      (2,067)          (68)
   - Contract transfers                                                           (135,412)          --            --
                                                                             --------------  -------------  -------------
                                                                                  (141,642)      (2,067)          (68)
   Annuity Reserves:
   - Annuity Payments                                                                   --           --            --
   - Receipt (reimbursement) of mortality guarantee adjustments                         --           --            --
                                                                             --------------  -------------  -------------
                                                                                        --           --            --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                                              (141,642)      (2,067)          (68)
                                                                             --------------  -------------  -------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                           (110,189)      33,175         1,148
                                                                             --------------  -------------  -------------
NET ASSETS AT DECEMBER 31, 2013                                              $     309,639   $  337,344       $ 9,752
                                                                             ==============  =============  =============


                                                                              LVIP
                                                                              MANAGED
                                                                              RISK
                                                                              PROFILE
                                                                              CONSERVATIVE
                                                                              SERVICE CLASS
                                                                              SUBACCOUNT
------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2012                                                $  17,794,544
Changes From Operations:
   - Net investment income (loss)                                                  893,813
   - Net realized gain (loss) on investments                                       964,439
   - Net change in unrealized appreciation or depreciation on investments          363,192
                                                                             --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                               2,221,444
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                                         19,368,411
   - Contract withdrawals and transfers to annuity reserves                     (2,590,814)
   - Contract transfers                                                         15,264,891
                                                                             --------------
                                                                                32,042,488
   Annuity Reserves:
   - Annuity Payments                                                                   --
   - Receipt (reimbursement) of mortality guarantee adjustments                         --
                                                                             --------------
                                                                                        --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                                            32,042,488
                                                                             --------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                         34,263,932
                                                                             --------------
NET ASSETS AT DECEMBER 31, 2012                                                 52,058,476
Changes From Operations:
   - Net investment income (loss)                                                   93,646
   - Net realized gain (loss) on investments                                     1,873,198
   - Net change in unrealized appreciation or depreciation on investments        2,546,257
                                                                             --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                               4,513,101
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                                         16,049,948
   - Contract withdrawals and transfers to annuity reserves                     (3,830,622)
   - Contract transfers                                                          5,467,757
                                                                             --------------
                                                                                17,687,083
   Annuity Reserves:
   - Annuity Payments                                                                   --
   - Receipt (reimbursement) of mortality guarantee adjustments                         --
                                                                             --------------
                                                                                        --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                                            17,687,083
                                                                             --------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                         22,200,184
                                                                             --------------
NET ASSETS AT DECEMBER 31, 2013                                              $  74,258,660
                                                                             ==============



See accompanying notes.

LINCOLN NEW YORK ACCOUNT N FOR VARIABLE ANNUITIES

YEARS ENDED DECEMBER 31, 2012 AND 2013




                                                                              LVIP              LVIP
                                                                              MANAGED           MANAGED        LVIP MFS
                                                                              RISK PROFILE      RISK PROFILE   INTERNATIONAL
                                                                              GROWTH            MODERATE       GROWTH
                                                                              SERVICE CLASS     SERVICE CLASS  SERVICE CLASS
                                                                              SUBACCOUNT        SUBACCOUNT     SUBACCOUNT
------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2012                                                $   21,580,166   $   50,672,579   $  3,056,730
Changes From Operations:
   - Net investment income (loss)                                                   871,583        1,617,858        (40,555)
   - Net realized gain (loss) on investments                                        161,536          651,641          3,473
   - Net change in unrealized appreciation or depreciation on investments         2,770,326        3,254,482        615,268
                                                                             ---------------  ---------------  -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                                3,803,445        5,523,981        578,186
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                                          57,745,194       55,690,451        549,293
   - Contract withdrawals and transfers to annuity reserves                      (2,919,263)      (4,605,944)      (274,950)
   - Contract transfers                                                          18,186,497       18,769,587        207,043
                                                                             ---------------  ---------------  -------------
                                                                                 73,012,428       69,854,094        481,386
   Annuity Reserves:
   - Annuity Payments                                                                    --               --             --
   - Receipt (reimbursement) of mortality guarantee adjustments                          --               --             --
                                                                             ---------------  ---------------  -------------
                                                                                         --               --             --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                                             73,012,428       69,854,094        481,386
                                                                             ---------------  ---------------  -------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                          76,815,873       75,378,075      1,059,572
                                                                             ---------------  ---------------  -------------
NET ASSETS AT DECEMBER 31, 2012                                                  98,396,039      126,050,654      4,116,302
Changes From Operations:
   - Net investment income (loss)                                                   980,465          595,204        (44,614)
   - Net realized gain (loss) on investments                                      1,925,492        1,813,624         98,909
   - Net change in unrealized appreciation or depreciation on investments        16,671,594       16,103,441        427,676
                                                                             ---------------  ---------------  -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                               19,577,551       18,512,269        481,971
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                                         125,856,956       99,471,013        410,413
   - Contract withdrawals and transfers to annuity reserves                      (6,589,406)      (9,387,413)      (381,508)
   - Contract transfers                                                          40,069,552       38,575,810        190,854
                                                                             ---------------  ---------------  -------------
                                                                                159,337,102      128,659,410        219,759
   Annuity Reserves:
   - Annuity Payments                                                                    --               --             --
   - Receipt (reimbursement) of mortality guarantee adjustments                          --               --             --
                                                                             ---------------  ---------------  -------------
                                                                                         --               --             --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                                            159,337,102      128,659,410        219,759
                                                                             ---------------  ---------------  -------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                         178,914,653      147,171,679        701,730
                                                                             ---------------  ---------------  -------------
NET ASSETS AT DECEMBER 31, 2013                                              $  277,310,692   $  273,222,333   $  4,818,032
                                                                             ===============  ===============  =============




                                                                             LVIP MFS                      LVIP
                                                                             INTERNATIONAL  LVIP           MID-CAP
                                                                             GROWTH RPM     MFS VALUE      VALUE
                                                                             SERVICE CLASS  SERVICE CLASS  SERVICE CLASS
                                                                             SUBACCOUNT     SUBACCOUNT     SUBACCOUNT
------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2012                                                 $        --   $ 10,575,160   $ 3,244,684
Changes From Operations:
   - Net investment income (loss)                                                      --        (62,443)      (58,987)
   - Net realized gain (loss) on investments                                           --        284,347       138,011
   - Net change in unrealized appreciation or depreciation on investments              --      1,353,544       636,187
                                                                             -------------  -------------  -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                                     --      1,575,448       715,211
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                                                --      1,737,193       509,935
   - Contract withdrawals and transfers to annuity reserves                            --       (579,667)     (313,981)
   - Contract transfers                                                                --       (316,016)     (250,353)
                                                                             -------------  -------------  -------------
                                                                                       --        841,510       (54,399)
   Annuity Reserves:
   - Annuity Payments                                                                  --             --            --
   - Receipt (reimbursement) of mortality guarantee adjustments                        --             --            --
                                                                             -------------  -------------  -------------
                                                                                       --             --            --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                                                   --        841,510       (54,399)
                                                                             -------------  -------------  -------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                                --      2,416,958       660,812
                                                                             -------------  -------------  -------------
NET ASSETS AT DECEMBER 31, 2012                                                        --     12,992,118     3,905,496
Changes From Operations:
   - Net investment income (loss)                                                   3,275         (1,439)      (65,487)
   - Net realized gain (loss) on investments                                        2,123        986,205       347,978
   - Net change in unrealized appreciation or depreciation on investments          57,823      3,158,248       958,097
                                                                             -------------  -------------  -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                                 63,221      4,143,014     1,240,588
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                                         1,638,843      1,316,158       453,513
   - Contract withdrawals and transfers to annuity reserves                       (17,687)      (890,651)     (291,429)
   - Contract transfers                                                           824,210     (1,640,199)     (107,373)
                                                                             -------------  -------------  -------------
                                                                                2,445,366     (1,214,692)       54,711
   Annuity Reserves:
   - Annuity Payments                                                                  --             --            --
   - Receipt (reimbursement) of mortality guarantee adjustments                        --             --            --
                                                                             -------------  -------------  -------------
                                                                                       --             --            --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                                            2,445,366     (1,214,692)       54,711
                                                                             -------------  -------------  -------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                         2,508,587      2,928,322     1,295,299
                                                                             -------------  -------------  -------------
NET ASSETS AT DECEMBER 31, 2013                                               $ 2,508,587   $ 15,920,440   $ 5,200,795
                                                                             =============  =============  =============



                                                                             LVIP            LVIP
                                                                             MONDRIAN        MONDRIAN
                                                                             INTERNATIONAL   INTERNATIONAL  LVIP
                                                                             VALUE           VALUE          MONEY MARKET
                                                                             STANDARD CLASS  SERVICE CLASS  STANDARD CLASS
                                                                             SUBACCOUNT      SUBACCOUNT     SUBACCOUNT
------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2012                                                 $ 1,672,493    $  6,629,211   $   3,378,567
Changes From Operations:
   - Net investment income (loss)                                                  20,396          60,120         (44,091)
   - Net realized gain (loss) on investments                                      (32,751)       (159,221)             12
   - Net change in unrealized appreciation or depreciation on investments         136,878         573,807              --
                                                                             --------------  -------------  --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                                124,523         474,706         (44,079)
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                                             8,394          97,870          11,138
   - Contract withdrawals and transfers to annuity reserves                      (195,431)       (627,533)     (2,019,188)
   - Contract transfers                                                            12,749         (14,475)      1,254,814
                                                                             --------------  -------------  --------------
                                                                                 (174,288)       (544,138)       (753,236)
   Annuity Reserves:
   - Annuity Payments                                                                  --            (656)             --
   - Receipt (reimbursement) of mortality guarantee adjustments                        --              60              --
                                                                             --------------  -------------  --------------
                                                                                       --            (596)             --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                                             (174,288)       (544,734)       (753,236)
                                                                             --------------  -------------  --------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                           (49,765)        (70,028)       (797,315)
                                                                             --------------  -------------  --------------
NET ASSETS AT DECEMBER 31, 2012                                                 1,622,728       6,559,183       2,581,252
Changes From Operations:
   - Net investment income (loss)                                                  10,795         112,950         (41,622)
   - Net realized gain (loss) on investments                                       (4,351)         40,147              --
   - Net change in unrealized appreciation or depreciation on investments         266,348       1,596,330              --
                                                                             --------------  -------------  --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                                272,792       1,749,427         (41,622)
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                                             1,512         172,174          16,177
   - Contract withdrawals and transfers to annuity reserves                      (519,550)     (1,397,301)     (1,428,642)
   - Contract transfers                                                           171,204       6,886,815       1,558,297
                                                                             --------------  -------------  --------------
                                                                                 (346,834)      5,661,688         145,832
   Annuity Reserves:
   - Annuity Payments                                                                  --            (783)             --
   - Receipt (reimbursement) of mortality guarantee adjustments                        --              97              --
                                                                             --------------  -------------  --------------
                                                                                       --            (686)             --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                                             (346,834)      5,661,002         145,832
                                                                             --------------  -------------  --------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                           (74,042)      7,410,429         104,210
                                                                             --------------  -------------  --------------
NET ASSETS AT DECEMBER 31, 2013                                               $ 1,548,686    $ 13,969,612   $   2,685,462
                                                                             ==============  =============  ==============


                                                                                                              LVIP
                                                                                                              SSGA
                                                                                               LVIP           CONSERVATIVE
                                                                              LVIP             SSGA           INDEX
                                                                              MONEY MARKET     BOND INDEX     ALLOCATION
                                                                              SERVICE CLASS    SERVICE CLASS  SERVICE CLASS
                                                                              SUBACCOUNT       SUBACCOUNT     SUBACCOUNT
------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2012                                                $   15,248,538   $  33,548,216   $  1,825,748
Changes From Operations:
   - Net investment income (loss)                                                  (270,675)        200,410         29,988
   - Net realized gain (loss) on investments                                             72         347,076         18,279
   - Net change in unrealized appreciation or depreciation on investments                --          64,489        128,995
                                                                             ---------------  --------------  -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                                 (270,603)        611,975        177,262
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                                           1,646,900       3,690,486      1,171,030
   - Contract withdrawals and transfers to annuity reserves                     (13,902,870)     (1,981,979)      (151,807)
   - Contract transfers                                                          14,571,302       2,111,615        566,672
                                                                             ---------------  --------------  -------------
                                                                                  2,315,332       3,820,122      1,585,895
   Annuity Reserves:
   - Annuity Payments                                                                    --              --             --
   - Receipt (reimbursement) of mortality guarantee adjustments                          --              --             --
                                                                             ---------------  --------------  -------------
                                                                                         --              --             --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                                              2,315,332       3,820,122      1,585,895
                                                                             ---------------  --------------  -------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                           2,044,729       4,432,097      1,763,157
                                                                             ---------------  --------------  -------------
NET ASSETS AT DECEMBER 31, 2012                                                  17,293,267      37,980,313      3,588,905
Changes From Operations:
   - Net investment income (loss)                                                  (254,176)        (11,773)       (20,546)
   - Net realized gain (loss) on investments                                             --         216,455         71,250
   - Net change in unrealized appreciation or depreciation on investments                --      (1,980,099)       106,456
                                                                             ---------------  --------------  -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                                 (254,176)     (1,775,417)       157,160
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                                           3,695,283       3,387,827        947,661
   - Contract withdrawals and transfers to annuity reserves                     (12,671,682)     (3,090,416)      (223,685)
   - Contract transfers                                                           8,186,946       1,260,926        100,183
                                                                             ---------------  --------------  -------------
                                                                                   (789,453)      1,558,337        824,159
   Annuity Reserves:
   - Annuity Payments                                                                    --              --             --
   - Receipt (reimbursement) of mortality guarantee adjustments                          --              --             --
                                                                             ---------------  --------------  -------------
                                                                                         --              --             --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                                               (789,453)      1,558,337        824,159
                                                                             ---------------  --------------  -------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                          (1,043,629)       (217,080)       981,319
                                                                             ---------------  --------------  -------------
NET ASSETS AT DECEMBER 31, 2013                                              $   16,249,638   $  37,763,233   $  4,570,224
                                                                             ===============  ==============  =============


                                                                              LVIP
                                                                              SSGA
                                                                              CONSERVATIVE
                                                                              STRUCTURED
                                                                              ALLOCATION
                                                                              SERVICE CLASS
                                                                              SUBACCOUNT
------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2012                                                $   4,934,049
Changes From Operations:
   - Net investment income (loss)                                                  194,485
   - Net realized gain (loss) on investments                                        48,844
   - Net change in unrealized appreciation or depreciation on investments          202,642
                                                                             --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                                 445,971
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                                          2,698,579
   - Contract withdrawals and transfers to annuity reserves                       (349,796)
   - Contract transfers                                                          2,289,201
                                                                             --------------
                                                                                 4,637,984
   Annuity Reserves:
   - Annuity Payments                                                                   --
   - Receipt (reimbursement) of mortality guarantee adjustments                         --
                                                                             --------------
                                                                                        --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                                             4,637,984
                                                                             --------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                          5,083,955
                                                                             --------------
NET ASSETS AT DECEMBER 31, 2012                                                 10,018,004
Changes From Operations:
   - Net investment income (loss)                                                    4,608
   - Net realized gain (loss) on investments                                       111,449
   - Net change in unrealized appreciation or depreciation on investments          357,175
                                                                             --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                                 473,232
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                                            814,033
   - Contract withdrawals and transfers to annuity reserves                       (496,575)
   - Contract transfers                                                         (1,268,479)
                                                                             --------------
                                                                                  (951,021)
   Annuity Reserves:
   - Annuity Payments                                                                   --
   - Receipt (reimbursement) of mortality guarantee adjustments                         --
                                                                             --------------
                                                                                        --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                                              (951,021)
                                                                             --------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                           (477,789)
                                                                             --------------
NET ASSETS AT DECEMBER 31, 2013                                              $   9,540,215
                                                                             ==============



See accompanying notes.

LINCOLN NEW YORK ACCOUNT N FOR VARIABLE ANNUITIES

YEARS ENDED DECEMBER 31, 2012 AND 2013




                                                                                                               LVIP SSGA
                                                                             LVIP SSGA          LVIP SSGA      GLOBAL
                                                                             DEVELOPED          EMERGING       TACTICAL
                                                                             INTERNATIONAL 150  MARKETS 100    ALLOCATION RPM
                                                                             SERVICE CLASS      SERVICE CLASS  SERVICE CLASS
                                                                             SUBACCOUNT         SUBACCOUNT     SUBACCOUNT
------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2012                                                   $ 4,122,345     $  6,077,347    $ 22,926,088
Changes From Operations:
   - Net investment income (loss)                                                    33,212           54,485         445,665
   - Net realized gain (loss) on investments                                        (16,520)         634,262         129,305
   - Net change in unrealized appreciation or depreciation on investments           518,546           18,149       1,749,097
                                                                             -----------------  -------------  --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                                  535,238          706,896       2,324,067
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                                             400,338          668,094       8,146,354
   - Contract withdrawals and transfers to annuity reserves                        (275,384)        (492,154)     (1,425,557)
   - Contract transfers                                                             199,097          833,885       3,226,434
                                                                             -----------------  -------------  --------------
                                                                                    324,051        1,009,825       9,947,231
   Annuity Reserves:
   - Annuity Payments                                                                    --             (342)             --
   - Receipt (reimbursement) of mortality guarantee adjustments                          --              130              --
                                                                             -----------------  -------------  --------------
                                                                                         --             (212)             --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                                                324,051        1,009,613       9,947,231
                                                                             -----------------  -------------  --------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                             859,289        1,716,509      12,271,298
                                                                             -----------------  -------------  --------------
NET ASSETS AT DECEMBER 31, 2012                                                   4,981,634        7,793,856      35,197,386
Changes From Operations:
   - Net investment income (loss)                                                    37,255           22,886         179,360
   - Net realized gain (loss) on investments                                        159,131         (209,731)        571,573
   - Net change in unrealized appreciation or depreciation on investments           699,277         (122,266)      2,780,802
                                                                             -----------------  -------------  --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                                  895,663         (309,111)      3,531,735
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                                             325,429          300,016      19,545,957
   - Contract withdrawals and transfers to annuity reserves                        (279,030)        (535,430)     (3,440,217)
   - Contract transfers                                                            (166,427)         257,152       2,116,165
                                                                             -----------------  -------------  --------------
                                                                                   (120,028)          21,738      18,221,905
   Annuity Reserves:
   - Annuity Payments                                                                    --             (326)             --
   - Receipt (reimbursement) of mortality guarantee adjustments                          --                2              --
                                                                             -----------------  -------------  --------------
                                                                                         --             (324)             --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                                               (120,028)          21,414      18,221,905
                                                                             -----------------  -------------  --------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                             775,635         (287,697)     21,753,640
                                                                             -----------------  -------------  --------------
NET ASSETS AT DECEMBER 31, 2013                                                 $ 5,757,269     $  7,506,159    $ 56,951,026
                                                                             =================  =============  ==============




                                                                             LVIP SSGA        LVIP SSGA      LVIP SSGA
                                                                             INTERNATIONAL    LARGE          LARGE CAP
                                                                             INDEX            CAP 100        RPM
                                                                             SERVICE CLASS    SERVICE CLASS  SERVICE CLASS
                                                                             SUBACCOUNT       SUBACCOUNT     SUBACCOUNT
------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2012                                                $   6,775,945   $  10,325,255   $        --
Changes From Operations:
   - Net investment income (loss)                                                   (5,524)        (40,666)           --
   - Net realized gain (loss) on investments                                        38,416         345,481            --
   - Net change in unrealized appreciation or depreciation on investments        1,099,070         736,313            --
                                                                             --------------  --------------  -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                               1,131,962       1,041,128            --
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                                            560,563         447,246            --
   - Contract withdrawals and transfers to annuity reserves                       (367,868)       (761,120)           --
   - Contract transfers                                                             74,840          27,190            --
                                                                             --------------  --------------  -------------
                                                                                   267,535        (286,684)           --
   Annuity Reserves:
   - Annuity Payments                                                                   --              --            --
   - Receipt (reimbursement) of mortality guarantee adjustments                         --              --            --
                                                                             --------------  --------------  -------------
                                                                                        --              --            --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                                               267,535        (286,684)           --
                                                                             --------------  --------------  -------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                          1,399,497         754,444            --
                                                                             --------------  --------------  -------------
NET ASSETS AT DECEMBER 31, 2012                                                  8,175,442      11,079,699            --
Changes From Operations:
   - Net investment income (loss)                                                  (23,075)         26,980        14,997
   - Net realized gain (loss) on investments                                       358,302       1,586,190         5,140
   - Net change in unrealized appreciation or depreciation on investments        1,367,100       1,831,385        54,578
                                                                             --------------  --------------  -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                               1,702,327       3,444,555        74,715
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                                            356,164         483,717     1,055,575
   - Contract withdrawals and transfers to annuity reserves                     (1,114,053)       (646,021)       (5,365)
   - Contract transfers                                                          3,134,093      (1,312,017)      579,796
                                                                             --------------  --------------  -------------
                                                                                 2,376,204      (1,474,321)    1,630,006
   Annuity Reserves:
   - Annuity Payments                                                                   --              --            --
   - Receipt (reimbursement) of mortality guarantee adjustments                         --              --            --
                                                                             --------------  --------------  -------------
                                                                                        --              --            --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                                             2,376,204      (1,474,321)    1,630,006
                                                                             --------------  --------------  -------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                          4,078,531       1,970,234     1,704,721
                                                                             --------------  --------------  -------------
NET ASSETS AT DECEMBER 31, 2013                                              $  12,253,973   $  13,049,933   $ 1,704,721
                                                                             ==============  ==============  =============


                                                                                                             LVIP SSGA
                                                                              LVIP SSGA       LVIP SSGA      MODERATELY
                                                                              MODERATE        MODERATE       AGGRESSIVE
                                                                              INDEX           STRUCTURED     INDEX
                                                                              ALLOCATION      ALLOCATION     ALLOCATION
                                                                              SERVICE CLASS   SERVICE CLASS  SERVICE CLASS
                                                                              SUBACCOUNT      SUBACCOUNT     SUBACCOUNT
------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2012                                                $   4,378,544   $  26,866,567   $ 3,264,535
Changes From Operations:
   - Net investment income (loss)                                                   44,258         723,496        36,333
   - Net realized gain (loss) on investments                                        18,445         289,729        21,173
   - Net change in unrealized appreciation or depreciation on investments          498,196       1,649,696       418,269
                                                                             --------------  --------------  -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                                 560,899       2,662,921       475,775
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                                          4,028,736      10,282,576     1,374,406
   - Contract withdrawals and transfers to annuity reserves                       (343,526)     (1,062,829)     (207,018)
   - Contract transfers                                                          1,004,355       2,045,525     1,481,760
                                                                             --------------  --------------  -------------
                                                                                 4,689,565      11,265,272     2,649,148
   Annuity Reserves:
   - Annuity Payments                                                                   --              --            --
   - Receipt (reimbursement) of mortality guarantee adjustments                         --              --            --
                                                                             --------------  --------------  -------------
                                                                                        --              --            --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                                             4,689,565      11,265,272     2,649,148
                                                                             --------------  --------------  -------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                          5,250,464      13,928,193     3,124,923
                                                                             --------------  --------------  -------------
NET ASSETS AT DECEMBER 31, 2012                                                  9,629,008      40,794,760     6,389,458
Changes From Operations:
   - Net investment income (loss)                                                  (46,983)        350,048       (17,430)
   - Net realized gain (loss) on investments                                       191,885         427,753       137,101
   - Net change in unrealized appreciation or depreciation on investments          904,604       4,136,913       811,983
                                                                             --------------  --------------  -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                               1,049,506       4,914,714       931,654
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                                          2,620,211       1,889,992     1,190,731
   - Contract withdrawals and transfers to annuity reserves                       (586,527)     (2,362,538)     (299,986)
   - Contract transfers                                                             26,700      15,442,220     1,051,647
                                                                             --------------  --------------  -------------
                                                                                 2,060,384      14,969,674     1,942,392
   Annuity Reserves:
   - Annuity Payments                                                                   --              --            --
   - Receipt (reimbursement) of mortality guarantee adjustments                         --          (2,224)           --
                                                                             --------------  --------------  -------------
                                                                                        --          (2,224)           --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                                             2,060,384      14,967,450     1,942,392
                                                                             --------------  --------------  -------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                          3,109,890      19,882,164     2,874,046
                                                                             --------------  --------------  -------------
NET ASSETS AT DECEMBER 31, 2013                                              $  12,738,898   $  60,676,924   $ 9,263,504
                                                                             ==============  ==============  =============


                                                                             LVIP SSGA
                                                                             MODERATELY
                                                                             AGGRESSIVE     LVIP SSGA       LVIP SSGA
                                                                             STRUCTURED     S&P 500         S&P 500
                                                                             ALLOCATION     INDEX           INDEX
                                                                             SERVICE CLASS  STANDARD CLASS  SERVICE CLASS
                                                                             SUBACCOUNT     SUBACCOUNT      SUBACCOUNT
------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2012                                                $ 13,317,403    $    402,908   $ 18,608,418
Changes From Operations:
   - Net investment income (loss)                                                 390,156          (5,465)      (207,945)
   - Net realized gain (loss) on investments                                      171,801          16,179        677,224
   - Net change in unrealized appreciation or depreciation on investments         892,786          39,734      2,020,388
                                                                             -------------  --------------  -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                              1,454,743          50,448      2,489,667
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                                         3,072,655              --      1,296,358
   - Contract withdrawals and transfers to annuity reserves                      (590,102)        (43,176)    (1,114,140)
   - Contract transfers                                                         2,887,168         (31,035)       133,951
                                                                             -------------  --------------  -------------
                                                                                5,369,721         (74,211)       316,169
   Annuity Reserves:
   - Annuity Payments                                                                  --              --             --
   - Receipt (reimbursement) of mortality guarantee adjustments                        --              --             --
                                                                             -------------  --------------  -------------
                                                                                       --              --             --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                                            5,369,721         (74,211)       316,169
                                                                             -------------  --------------  -------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                         6,824,464         (23,763)     2,805,836
                                                                             -------------  --------------  -------------
NET ASSETS AT DECEMBER 31, 2012                                                20,141,867         379,145     21,414,254
Changes From Operations:
   - Net investment income (loss)                                                  96,345           3,564        (76,208)
   - Net realized gain (loss) on investments                                      210,387          19,628      1,712,320
   - Net change in unrealized appreciation or depreciation on investments       2,374,552         219,968      5,852,018
                                                                             -------------  --------------  -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                              2,681,284         243,160      7,488,130
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                                         1,670,613           6,582      2,342,049
   - Contract withdrawals and transfers to annuity reserves                      (748,324)       (340,081)    (3,238,948)
   - Contract transfers                                                           507,209       1,603,137     11,257,208
                                                                             -------------  --------------  -------------
                                                                                1,429,498       1,269,638     10,360,309
   Annuity Reserves:
   - Annuity Payments                                                                  --              --         (1,143)
   - Receipt (reimbursement) of mortality guarantee adjustments                        --              44            210
                                                                             -------------  --------------  -------------
                                                                                       --              44           (933)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                                            1,429,498       1,269,682     10,359,376
                                                                             -------------  --------------  -------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                         4,110,782       1,512,842     17,847,506
                                                                             -------------  --------------  -------------
NET ASSETS AT DECEMBER 31, 2013                                              $ 24,252,649    $  1,891,987   $ 39,261,760
                                                                             =============  ==============  =============




                                                                             LVIP SSGA
                                                                             SMALL-CAP
                                                                             INDEX
                                                                             SERVICE CLASS
                                                                             SUBACCOUNT
------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2012                                                $   5,591,990
Changes From Operations:
   - Net investment income (loss)                                                  (76,993)
   - Net realized gain (loss) on investments                                       249,023
   - Net change in unrealized appreciation or depreciation on investments          591,944
                                                                             --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                                 763,974
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                                            539,171
   - Contract withdrawals and transfers to annuity reserves                       (384,301)
   - Contract transfers                                                           (365,862)
                                                                             --------------
                                                                                  (210,992)
   Annuity Reserves:
   - Annuity Payments                                                                   --
   - Receipt (reimbursement) of mortality guarantee adjustments                         --
                                                                             --------------
                                                                                        --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                                              (210,992)
                                                                             --------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                            552,982
                                                                             --------------
NET ASSETS AT DECEMBER 31, 2012                                                  6,144,972
Changes From Operations:
   - Net investment income (loss)                                                 (131,619)
   - Net realized gain (loss) on investments                                       759,310
   - Net change in unrealized appreciation or depreciation on investments        2,664,201
                                                                             --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                               3,291,892
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                                            402,906
   - Contract withdrawals and transfers to annuity reserves                     (1,408,553)
   - Contract transfers                                                          7,544,120
                                                                             --------------
                                                                                 6,538,473
   Annuity Reserves:
   - Annuity Payments                                                                   --
   - Receipt (reimbursement) of mortality guarantee adjustments                         --
                                                                             --------------
                                                                                        --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                                             6,538,473
                                                                             --------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                          9,830,365
                                                                             --------------
NET ASSETS AT DECEMBER 31, 2013                                              $  15,975,337
                                                                             ==============



See accompanying notes.

LINCOLN NEW YORK ACCOUNT N FOR VARIABLE ANNUITIES

YEARS ENDED DECEMBER 31, 2012 AND 2013



                                                                                                                    LVIP
                                                                                                                    T. ROWE PRICE
                                                                       LVIP SSGA      LVIP SSGA      LVIP           STRUCTURED
                                                                       SMALL-CAP      SMALL-MID      T. ROWE PRICE  MID-CAP
                                                                       RPM            CAP 200        GROWTH STOCK   GROWTH
                                                                       SERVICE CLASS  SERVICE CLASS  SERVICE CLASS  STANDARD CLASS
                                                                       SUBACCOUNT     SUBACCOUNT     SUBACCOUNT     SUBACCOUNT
------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2012                                          $        --    $ 3,203,267    $  3,962,905     $ 62,245
Changes From Operations:
   - Net investment income (loss)                                               --         19,255         (95,918)      (1,218)
   - Net realized gain (loss) on investments                                    --        367,384         209,064        9,363
   - Net change in unrealized appreciation or depreciation on investments       --        (14,962)        598,017         (924)
                                                                       -------------  -------------  -------------  --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                              --        371,677         711,163        7,221
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                                         --        175,039         630,218        3,109
   - Contract withdrawals and transfers to annuity reserves                     --       (204,248)       (444,192)      (6,668)
   - Contract transfers                                                         --         21,028       1,285,200        7,773
                                                                       -------------  -------------  -------------  --------------
                                                                                --         (8,181)      1,471,226        4,214
   Annuity Reserves:
   - Annuity Payments                                                           --             --            (268)          --
   - Receipt (reimbursement) of mortality guarantee adjustments                 --             --             104           --
                                                                       -------------  -------------  -------------  --------------
                                                                                --             --            (164)          --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                                            --         (8,181)      1,471,062        4,214
                                                                       -------------  -------------  -------------  --------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                         --        363,496       2,182,225       11,435
                                                                       -------------  -------------  -------------  --------------
NET ASSETS AT DECEMBER 31, 2012                                                 --      3,566,763       6,145,130       73,680
Changes From Operations:
   - Net investment income (loss)                                           10,204         30,146        (141,478)      (1,543)
   - Net realized gain (loss) on investments                                 4,288        521,966         447,947        4,211
   - Net change in unrealized appreciation or depreciation on investments   94,891        527,234       2,262,452       19,897
                                                                       -------------  -------------  -------------  --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                         109,383      1,079,346       2,568,921       22,565
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                                  1,070,354        397,514         784,037        1,085
   - Contract withdrawals and transfers to annuity reserves                 (8,037)      (227,664)       (465,181)      (4,617)
   - Contract transfers                                                    878,297       (338,785)      1,241,670       (6,354)
                                                                       -------------  -------------  -------------  --------------
                                                                         1,940,614       (168,935)      1,560,526       (9,886)
   Annuity Reserves:
   - Annuity Payments                                                           --             --            (288)          --
   - Receipt (reimbursement) of mortality guarantee adjustments                 --             --               2           --
                                                                       -------------  -------------  -------------  --------------
                                                                                --             --            (286)          --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                                     1,940,614       (168,935)      1,560,240       (9,886)
                                                                       -------------  -------------  -------------  --------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                  2,049,997        910,411       4,129,161       12,679
                                                                       -------------  -------------  -------------  --------------
NET ASSETS AT DECEMBER 31, 2013                                        $ 2,049,997    $ 4,477,174    $ 10,274,291     $ 86,359
                                                                       =============  =============  =============  ==============


                                                                       LVIP
                                                                       T. ROWE PRICE
                                                                       STRUCTURED      LVIP           LVIP UBS        LVIP UBS
                                                                       MID-CAP         TEMPLETON      LARGE CAP       LARGE CAP
                                                                       GROWTH          GROWTH RPM     GROWTH RPM      GROWTH RPM
                                                                       SERVICE CLASS   SERVICE CLASS  STANDARD CLASS  SERVICE CLASS
                                                                       SUBACCOUNT      SUBACCOUNT     SUBACCOUNT      SUBACCOUNT
------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2012                                           $ 3,110,262   $   4,567,332     $ 111,981      $ 1,446,792
Changes From Operations:
   - Net investment income (loss)                                           (64,591)          3,239        (1,949)         (33,830)
   - Net realized gain (loss) on investments                                259,847          14,318         2,073           37,720
   - Net change in unrealized appreciation or depreciation on investments   268,593         868,052        16,141          211,464
                                                                       -------------  --------------  --------------  -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                          463,849         885,609        16,265          215,354
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                                     710,523         883,914            23          295,065
   - Contract withdrawals and transfers to annuity reserves                (374,681)       (381,132)       (4,174)        (124,542)
   - Contract transfers                                                     136,163        (115,894)       (1,077)         350,308
                                                                       -------------  --------------  --------------  -------------
                                                                            472,005         386,888        (5,228)         520,831
   Annuity Reserves:
   - Annuity Payments                                                            --              --            --               --
   - Receipt (reimbursement) of mortality guarantee adjustments                  --              --            --               --
                                                                       -------------  --------------  --------------  -------------
                                                                                 --              --            --               --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                                        472,005         386,888        (5,228)         520,831
                                                                       -------------  --------------  --------------  -------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                     935,854       1,272,497        11,037          736,185
                                                                       -------------  --------------  --------------  -------------
NET ASSETS AT DECEMBER 31, 2012                                           4,046,116       5,839,829       123,018        2,182,977
Changes From Operations:
   - Net investment income (loss)                                           (80,909)         10,555        (2,433)         (67,870)
   - Net realized gain (loss) on investments                                403,750         263,665         6,917           94,914
   - Net change in unrealized appreciation or depreciation on investments 1,017,267       1,593,454        28,750          927,127
                                                                       -------------  --------------  --------------  -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                        1,340,108       1,867,674        33,234          954,171
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                                     471,656      12,909,466            26        3,418,784
   - Contract withdrawals and transfers to annuity reserves                (282,122)       (718,479)       (7,630)        (161,718)
   - Contract transfers                                                    (246,253)      2,275,102        26,723          620,959
                                                                       -------------  --------------  --------------  -------------
                                                                            (56,719)     14,466,089        19,119        3,878,025
   Annuity Reserves:
   - Annuity Payments                                                            --              --            --               --
   - Receipt (reimbursement) of mortality guarantee adjustments                  --              --            --               --
                                                                       -------------  --------------  --------------  -------------
                                                                                 --              --            --               --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                                        (56,719)     14,466,089        19,119        3,878,025
                                                                       -------------  --------------  --------------  -------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                   1,283,389      16,333,763        52,353        4,832,196
                                                                       -------------  --------------  --------------  -------------
NET ASSETS AT DECEMBER 31, 2013                                         $ 5,329,505   $  22,173,592     $ 175,371      $ 7,015,173
                                                                       =============  ==============  ==============  =============



                                                                       LVIP           LVIP
                                                                       VANGUARD       VANGUARD       LVIP VIP       LORD ABBETT
                                                                       DOMESTIC       INTERNATIONAL  CONTRAFUND     FUNDAMENTAL
                                                                       EQUITY ETF     EQUITY ETF     RPM            EQUITY
                                                                       SERVICE CLASS  SERVICE CLASS  SERVICE CLASS  CLASS VC
                                                                       SUBACCOUNT     SUBACCOUNT     SUBACCOUNT     SUBACCOUNT
------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2012                                          $   480,762     $   551,143   $        --      $  88,245
Changes From Operations:
   - Net investment income (loss)                                            4,675          49,692            --           (365)
   - Net realized gain (loss) on investments                                16,252          15,186            --          1,846
   - Net change in unrealized appreciation or depreciation on investments  176,415         160,808            --          6,574
                                                                       -------------  -------------  -------------  -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                         197,342         225,686            --          8,055
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                                    624,053         341,741            --             --
   - Contract withdrawals and transfers to annuity reserves               (105,419)        (33,251)           --         (2,298)
   - Contract transfers                                                  1,870,941         884,528            --        (22,873)
                                                                       -------------  -------------  -------------  -------------
                                                                         2,389,575       1,193,018            --        (25,171)
   Annuity Reserves:
   - Annuity Payments                                                           --              --            --             --
   - Receipt (reimbursement) of mortality guarantee adjustments                 --              --            --             --
                                                                       -------------  -------------  -------------  -------------
                                                                                --              --            --             --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                                     2,389,575       1,193,018            --        (25,171)
                                                                       -------------  -------------  -------------  -------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                  2,586,917       1,418,704            --        (17,116)
                                                                       -------------  -------------  -------------  -------------
NET ASSETS AT DECEMBER 31, 2012                                          3,067,679       1,969,847            --         71,129
Changes From Operations:
   - Net investment income (loss)                                          (24,432)          9,244        20,341           (538)
   - Net realized gain (loss) on investments                               101,865          44,961        12,519         12,510
   - Net change in unrealized appreciation or depreciation on investments  977,521         247,529       253,424         10,880
                                                                       -------------  -------------  -------------  -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                       1,054,954         301,734       286,284         22,852
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                                    830,215         286,460     3,084,740            869
   - Contract withdrawals and transfers to annuity reserves               (153,821)        (68,796)      (25,294)        (2,067)
   - Contract transfers                                                    711,097         377,780     2,128,747        (12,976)
                                                                       -------------  -------------  -------------  -------------
                                                                         1,387,491         595,444     5,188,193        (14,174)
   Annuity Reserves:
   - Annuity Payments                                                           --              --            --             --
   - Receipt (reimbursement) of mortality guarantee adjustments                 --              --            --             --
                                                                       -------------  -------------  -------------  -------------
                                                                                --              --            --             --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                                     1,387,491         595,444     5,188,193        (14,174)
                                                                       -------------  -------------  -------------  -------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                  2,442,445         897,178     5,474,477          8,678
                                                                       -------------  -------------  -------------  -------------
NET ASSETS AT DECEMBER 31, 2013                                        $ 5,510,124     $ 2,867,025   $ 5,474,477      $  79,807
                                                                       =============  =============  =============  =============





                                                                       MFS VIT
                                                                       CORE EQUITY
                                                                       SERVICE CLASS
                                                                       SUBACCOUNT
------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2012                                           $  41,648
Changes From Operations:
   - Net investment income (loss)                                            (734)
   - Net realized gain (loss) on investments                                4,748
   - Net change in unrealized appreciation or depreciation on investments   2,844
                                                                       -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                          6,858
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                                        28
   - Contract withdrawals and transfers to annuity reserves               (13,049)
   - Contract transfers                                                    27,088
                                                                       -------------
                                                                           14,067
   Annuity Reserves:
   - Annuity Payments                                                          --
   - Receipt (reimbursement) of mortality guarantee adjustments                --
                                                                       -------------
                                                                               --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                                       14,067
                                                                       -------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                    20,925
                                                                       -------------
NET ASSETS AT DECEMBER 31, 2012                                            62,573
Changes From Operations:
   - Net investment income (loss)                                            (635)
   - Net realized gain (loss) on investments                                9,227
   - Net change in unrealized appreciation or depreciation on investments   7,051
                                                                       -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                         15,643
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                                        39
   - Contract withdrawals and transfers to annuity reserves                (2,670)
   - Contract transfers                                                   (26,367)
                                                                       -------------
                                                                          (28,998)
   Annuity Reserves:
   - Annuity Payments                                                          --
   - Receipt (reimbursement) of mortality guarantee adjustments                --
                                                                       -------------
                                                                               --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                                      (28,998)
                                                                       -------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                   (13,355)
                                                                       -------------
NET ASSETS AT DECEMBER 31, 2013                                         $  49,218
                                                                       =============



See accompanying notes.

LINCOLN NEW YORK ACCOUNT N FOR VARIABLE ANNUITIES

YEARS ENDED DECEMBER 31, 2012 AND 2013





                                                                            MFS VIT        MFS VIT        MFS VIT
                                                                            GROWTH         GROWTH         TOTAL RETURN
                                                                            INITIAL CLASS  SERVICE CLASS  INITIAL CLASS
                                                                            SUBACCOUNT     SUBACCOUNT     SUBACCOUNT
------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2012                                               $  109,949     $   646,225     $  697,218
Changes From Operations:
   - Net investment income (loss)                                               (1,465)        (12,414)         8,590
   - Net realized gain (loss) on investments                                    14,842          48,031         13,484
   - Net change in unrealized appreciation or depreciation on investments        2,980          72,902         39,594
                                                                            -------------  -------------  -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                              16,357         108,519         61,668
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                                             --          89,691             77
   - Contract withdrawals and transfers to annuity reserves                     (6,955)        (52,424)      (185,418)
   - Contract transfers                                                        (32,576)         87,909        (18,798)
                                                                            -------------  -------------  -------------
                                                                               (39,531)        125,176       (204,139)
   Annuity Reserves:
   - Annuity Payments                                                               --              --             --
   - Receipt (reimbursement) of mortality guarantee adjustments                     --              --             --
                                                                            -------------  -------------  -------------
                                                                                    --              --             --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                                           (39,531)        125,176       (204,139)
                                                                            -------------  -------------  -------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                        (23,174)        233,695       (142,471)
                                                                            -------------  -------------  -------------
NET ASSETS AT DECEMBER 31, 2012                                                 86,775         879,920        554,747
Changes From Operations:
   - Net investment income (loss)                                               (1,121)        (15,764)         2,201
   - Net realized gain (loss) on investments                                     5,439          64,014         19,105
   - Net change in unrealized appreciation or depreciation on investments       24,664         254,990         67,468
                                                                            -------------  -------------  -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                              28,982         303,240         88,774
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                                             --         175,254            600
   - Contract withdrawals and transfers to annuity reserves                     (1,760)        (55,527)      (110,100)
   - Contract transfers                                                         (7,367)        (66,764)        (4,220)
                                                                            -------------  -------------  -------------
                                                                                (9,127)         52,963       (113,720)
   Annuity Reserves:
   - Annuity Payments                                                               --              --             --
   - Receipt (reimbursement) of mortality guarantee adjustments                     --              --             --
                                                                            -------------  -------------  -------------
                                                                                    --              --             --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                                            (9,127)         52,963       (113,720)
                                                                            -------------  -------------  -------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                         19,855         356,203        (24,946)
                                                                            -------------  -------------  -------------
NET ASSETS AT DECEMBER 31, 2013                                             $  106,630     $ 1,236,123     $  529,801
                                                                            =============  =============  =============




                                                                             MFS VIT         MFS VIT        MFS VIT
                                                                             TOTAL RETURN    UTILITIES      UTILITIES
                                                                             SERVICE CLASS   INITIAL CLASS  SERVICE CLASS
                                                                             SUBACCOUNT      SUBACCOUNT     SUBACCOUNT
------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2012                                               $   14,538,502   $  487,714     $ 13,455,945
Changes From Operations:
   - Net investment income (loss)                                                  101,553       26,665          662,556
   - Net realized gain (loss) on investments                                       180,259       22,422          246,195
   - Net change in unrealized appreciation or depreciation on investments          950,860        3,078          579,705
                                                                            ---------------  -------------  -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                               1,232,672       52,165        1,488,456
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                                             65,236          153          840,410
   - Contract withdrawals and transfers to annuity reserves                     (2,386,722)     (29,619)      (1,395,860)
   - Contract transfers                                                           (417,559)     (95,847)        (839,741)
                                                                            ---------------  -------------  -------------
                                                                                (2,739,045)    (125,313)      (1,395,191)
   Annuity Reserves:
   - Annuity Payments                                                               (2,025)          --           (2,507)
   - Receipt (reimbursement) of mortality guarantee adjustments                        133           --              165
                                                                            ---------------  -------------  -------------
                                                                                    (1,892)          --           (2,342)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                                            (2,740,937)    (125,313)      (1,397,533)
                                                                            ---------------  -------------  -------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                         (1,508,265)     (73,148)          90,923
                                                                            ---------------  -------------  -------------
NET ASSETS AT DECEMBER 31, 2012                                                 13,030,237      414,566       13,546,868
Changes From Operations:
   - Net investment income (loss)                                                  (80,954)       3,935           54,822
   - Net realized gain (loss) on investments                                     2,045,433       26,041          839,670
   - Net change in unrealized appreciation or depreciation on investments         (635,961)      44,247        1,428,853
                                                                            ---------------  -------------  -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                               1,328,518       74,223        2,323,345
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                                             49,278        2,401          601,164
   - Contract withdrawals and transfers to annuity reserves                       (896,667)     (58,920)      (1,417,329)
   - Contract transfers                                                        (13,499,934)      (2,153)        (915,611)
                                                                            ---------------  -------------  -------------
                                                                               (14,347,323)     (58,672)      (1,731,776)
   Annuity Reserves:
   - Annuity Payments                                                              (11,904)          --          (15,585)
   - Receipt (reimbursement) of mortality guarantee adjustments                        472           --           (1,805)
                                                                            ---------------  -------------  -------------
                                                                                   (11,432)          --          (17,390)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                                           (14,358,755)     (58,672)      (1,749,166)
                                                                            ---------------  -------------  -------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                        (13,030,237)      15,551          574,179
                                                                            ---------------  -------------  -------------
NET ASSETS AT DECEMBER 31, 2013                                             $           --   $  430,117     $ 14,121,047
                                                                            ===============  =============  =============


                                                                                            NB AMT
                                                                             NB AMT         MID CAP       OPPENHEIMER
                                                                             MID CAP        INTRINSIC     GLOBAL
                                                                             GROWTH I       VALUE I       FUND/VA
                                                                             CLASS          CLASS         SERVICE CLASS
                                                                             SUBACCOUNT     SUBACCOUNT    SUBACCOUNT
------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2012                                               $  3,579,845   $  3,721,504    $  207,744
Changes From Operations:
   - Net investment income (loss)                                                (58,697)       (39,929)        2,198
   - Net realized gain (loss) on investments                                     338,267        992,271         5,154
   - Net change in unrealized appreciation or depreciation on investments         99,349       (466,778)       31,965
                                                                            -------------  -------------  -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                               378,919        485,564        39,317
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                                            2,421          2,739         2,995
   - Contract withdrawals and transfers to annuity reserves                     (595,683)      (460,210)       (5,486)
   - Contract transfers                                                         (187,863)      (102,740)      (21,474)
                                                                            -------------  -------------  -------------
                                                                                (781,125)      (560,211)      (23,965)
   Annuity Reserves:
   - Annuity Payments                                                                 --             --            --
   - Receipt (reimbursement) of mortality guarantee adjustments                       --             --            --
                                                                            -------------  -------------  -------------
                                                                                      --             --            --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                                            (781,125)      (560,211)      (23,965)
                                                                            -------------  -------------  -------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                         (402,206)       (74,647)       15,352
                                                                            -------------  -------------  -------------
NET ASSETS AT DECEMBER 31, 2012                                                3,177,639      3,646,857       223,096
Changes From Operations:
   - Net investment income (loss)                                                (20,438)       (18,793)          618
   - Net realized gain (loss) on investments                                   1,553,894         42,096         5,545
   - Net change in unrealized appreciation or depreciation on investments     (1,104,363)     1,075,202        48,219
                                                                            -------------  -------------  -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                               429,093      1,098,505        54,382
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                                            2,068         14,484           891
   - Contract withdrawals and transfers to annuity reserves                     (240,570)      (607,709)      (11,727)
   - Contract transfers                                                       (3,368,230)      (464,334)      (10,564)
                                                                            -------------  -------------  -------------
                                                                              (3,606,732)    (1,057,559)      (21,400)
   Annuity Reserves:
   - Annuity Payments                                                                 --             --            --
   - Receipt (reimbursement) of mortality guarantee adjustments                       --             --            --
                                                                            -------------  -------------  -------------
                                                                                      --             --            --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                                          (3,606,732)    (1,057,559)      (21,400)
                                                                            -------------  -------------  -------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                       (3,177,639)        40,946        32,982
                                                                            -------------  -------------  -------------
NET ASSETS AT DECEMBER 31, 2013                                             $         --   $  3,687,803    $  256,078
                                                                            =============  =============  =============


                                                                            PIMCO VIT
                                                                            COMMODITY-     PUTNAM VT    PUTNAM VT
                                                                            REALRETURN     GLOBAL       GROWTH &
                                                                            STRATEGY       HEALTH CARE  INCOME
                                                                            ADVISOR CLASS  CLASS IB     CLASS IB
                                                                            SUBACCOUNT     SUBACCOUNT   SUBACCOUNT
------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2012                                                $ 1,322,824   $   75,661   $  56,120
Changes From Operations:
   - Net investment income (loss)                                                 32,237         (205)        266
   - Net realized gain (loss) on investments                                      46,044        6,711     (10,303)
   - Net change in unrealized appreciation or depreciation on investments        (54,878)       7,814      14,733
                                                                            -------------  -----------  ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                                23,403       14,320       4,696
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                                        2,019,344          104          48
   - Contract withdrawals and transfers to annuity reserves                     (190,104)      (6,464)    (47,270)
   - Contract transfers                                                          157,178       23,495        (547)
                                                                            -------------  -----------  ----------
                                                                               1,986,418       17,135     (47,769)
   Annuity Reserves:
   - Annuity Payments                                                                 --           --          --
   - Receipt (reimbursement) of mortality guarantee adjustments                       --           --          --
                                                                            -------------  -----------  ----------
                                                                                      --           --          --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                                           1,986,418       17,135     (47,769)
                                                                            -------------  -----------  ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                        2,009,821       31,455     (43,073)
                                                                            -------------  -----------  ----------
NET ASSETS AT DECEMBER 31, 2012                                                3,332,645      107,116      13,047
Changes From Operations:
   - Net investment income (loss)                                                  3,312         (905)       (116)
   - Net realized gain (loss) on investments                                     (92,688)       7,027         338
   - Net change in unrealized appreciation or depreciation on investments       (535,565)      37,491       4,151
                                                                            -------------  -----------  ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                              (624,941)      43,613       4,373
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                                          710,633          260          38
   - Contract withdrawals and transfers to annuity reserves                     (257,148)     (10,632)       (540)
   - Contract transfers                                                          335,803       34,252       9,363
                                                                            -------------  -----------  ----------
                                                                                 789,288       23,880       8,861
   Annuity Reserves:
   - Annuity Payments                                                                 --           --          --
   - Receipt (reimbursement) of mortality guarantee adjustments                       --           --          --
                                                                            -------------  -----------  ----------
                                                                                      --           --          --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                                             789,288       23,880       8,861
                                                                            -------------  -----------  ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                          164,347       67,493      13,234
                                                                            -------------  -----------  ----------
NET ASSETS AT DECEMBER 31, 2013                                              $ 3,496,992   $  174,609   $  26,281
                                                                            =============  ===========  ==========



See accompanying notes.

LINCOLN NEW YORK ACCOUNT N FOR VARIABLE ANNUITIES

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2013

1. ACCOUNTING POLICIES AND VARIABLE ACCOUNT INFORMATION

THE VARIABLE ACCOUNT: Lincoln New York Separate Account N for Variable Annuities (the Variable Account) is a segregated investment account of Lincoln Life & Annuity Company of New York (the Company) and is registered as a unit investment trust with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended. The operations of the Variable Account, which commenced on March 4, 2004, are part of the operations of the Company. The Variable Account consists of twenty-one products as follows:

-   Lincoln ChoicePlus     -   Lincoln ChoicePlus
-   Lincoln ChoicePlus     Assurance A Class
Access                     -   Lincoln ChoicePlus
-   Lincoln ChoicePlus II  Assurance B Class
-   Lincoln ChoicePlus II  -   Lincoln ChoicePlus
Access                     Signature
-   Lincoln ChoicePlus II  -   Lincoln ChoicePlus
Advance                    Fusion
-   Lincoln                -   Lincoln
ChoicePlus II Bonus        InvestmentSolutions
-   Lincoln ChoicePlus     -   Lincoln ChoicePlus
Assurance A Share          Assurance Series B
-   Lincoln ChoicePlus     Share
Assurance B Share          -   Lincoln ChoicePlus
-   Lincoln ChoicePlus     Assurance Series C
Assurance Bonus            Share
-   Lincoln ChoicePlus     -   Lincoln ChoicePlus
Assurance C Share          Assurance Series L
-   Lincoln ChoicePlus     Share
Assurance L Share          -   Lincoln ChoicePlus
-   Lincoln ChoicePlus     Assurance Prime
Design

The assets of the Variable Account are owned by the Company. The Variable Account's assets support the annuity contracts and may not be used to satisfy liabilities arising from any other business of the Company.

BASIS OF PRESENTATION: The accompanying financial statements have been prepared in accordance with U.S. generally accepted accounting principles (GAAP) for unit investment trusts.

ACCOUNTING ESTIMATES: The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions affecting the reported amounts as of the date of the financial statements. Those estimates are inherently subject to change and actual results could differ from those estimates. Included among the material (or potentially material) reported amounts that require use of estimates is the fair value of certain assets.

INVESTMENTS: The assets of the Variable Account are divided into variable subaccounts, each of which may be invested in shares of one of two hundred thirty-six available mutual funds (the Funds) of twenty-one diversified, open-ended management investment companies, each Fund with its own investment objective. The Funds are:

AllianceBernstein Variable Products Series Fund, Inc. (ABVPSF):
   ABVPSF Global Thematic Growth Class A Portfolio**
   ABVPSF Global Thematic Growth Class B Portfolio
   ABVPSF Growth and Income Class A Portfolio**
   ABVPSF Growth and Income Class B Portfolio**
   ABVPSF International Value Class A Portfolio**
   ABVPSF International Value Class B Portfolio**
   ABVPSF Large Cap Growth Class B Portfolio
   ABVPSF Small/Mid Cap Value Class A Portfolio**
   ABVPSF Small/Mid Cap Value Class B Portfolio
American Century Variable Portfolios, Inc. (American Century VP):
   American Century VP Inflation Protection Class I Fund**
   American Century VP Inflation Protection Class II Fund**
American Funds Insurance Series (American Funds):
   American Funds Asset Allocation Class 1 Fund**
   American Funds Blue Chip Income and Growth Class 1 Fund**
   American Funds Bond Class 1 Fund**
   American Funds Global Balanced Class 1 Fund**
   American Funds Global Bond Class 1 Fund**
   American Funds Global Growth Class 1 Fund**
   American Funds Global Growth Class 2 Fund
   American Funds Global Growth and Income Class 1 Fund**
   American Funds Global Small Capitalization Class 1 Fund**
   American Funds Global Small Capitalization Class 2 Fund
   American Funds Growth Class 1 Fund**
   American Funds Growth Class 2 Fund
   American Funds Growth-Income Class 1 Fund**
   American Funds Growth-Income Class 2 Fund
   American Funds High-Income Bond Class 1 Fund**
   American Funds International Class 1 Fund**
   American Funds International Class 2 Fund
   American Funds International Growth and Income Class 1 Fund**
   American Funds Managed Risk Asset Allocation Class P1 Fund**
   American Funds Managed Risk Asset Allocation Class P2 Fund**
   American Funds Managed Risk Blue Chip Income and Growth Class P1 Fund** American Funds Managed Risk Growth Class P1 Fund**

LINCOLN NEW YORK ACCOUNT N FOR VARIABLE ANNUITIES

   American Funds Managed Risk Growth-Income Class P1 Fund**
   American Funds Managed Risk International Class P1 Fund**
   American Funds Mortgage Class 1 Fund**
   American Funds New World Class 1 Fund**
   American Funds U.S. Government/AAA-Rated Securities Class 1 Fund** BlackRock Variable Series Funds, Inc. (BlackRock):
   BlackRock Global Allocation V.I. Class I Fund**
   BlackRock Global Allocation V.I. Class III Fund
Delaware VIP Trust (Delaware VIP):
   Delaware VIP Diversified Income Standard Class Series**
   Delaware VIP Diversified Income Service Class Series
   Delaware VIP Emerging Markets Standard Class Series**
   Delaware VIP Emerging Markets Service Class Series
   Delaware VIP High Yield Standard Class Series
   Delaware VIP High Yield Service Class Series
   Delaware VIP Limited-Term Diversified Income Standard Class Series** Delaware VIP Limited-Term Diversified Income Service Class Series Delaware VIP REIT Standard Class Series
   Delaware VIP REIT Service Class Series
   Delaware VIP Small Cap Value Standard Class Series
   Delaware VIP Small Cap Value Service Class Series
   Delaware VIP Smid Cap Growth Standard Class Series
   Delaware VIP Smid Cap Growth Service Class Series
   Delaware VIP U.S. Growth Standard Class Series**
   Delaware VIP U.S. Growth Service Class Series
   Delaware VIP Value Standard Class Series
   Delaware VIP Value Service Class Series
DWS Variable Series II (DWS):
   DWS Alternative Asset Allocation VIP Class A Portfolio**
   DWS Alternative Asset Allocation VIP Class B Portfolio
DWS Investments VIT Funds (DWS):
   DWS Equity 500 Index VIP Class A Portfolio
   DWS Equity 500 Index VIP Class B Portfolio**
   DWS Small Cap Index VIP Class A Portfolio
   DWS Small Cap Index VIP Class B Portfolio**
Fidelity Variable Insurance Products Fund (Fidelity VIP):
   Fidelity VIP Contrafund Initial Class Portfolio**
   Fidelity VIP Contrafund Service Class 2 Portfolio
   Fidelity VIP Equity-Income Initial Class Portfolio**
   Fidelity VIP Equity-Income Service Class 2 Portfolio**
   Fidelity VIP Growth Initial Class Portfolio
   Fidelity VIP Growth Service Class 2 Portfolio
   Fidelity VIP Mid Cap Initial Class Portfolio**
   Fidelity VIP Mid Cap Service Class 2 Portfolio
   Fidelity VIP Overseas Initial Class Portfolio**
   Fidelity VIP Overseas Service Class 2 Portfolio**
Franklin Templeton Variable Insurance Products Trust (FTVIPT):
   FTVIPT Franklin Income Securities Class 1 Fund**
   FTVIPT Franklin Income Securities Class 2 Fund
   FTVIPT Franklin Small-Mid Cap Growth Securities Class 1 Fund** FTVIPT Franklin Small-Mid Cap Growth Securities Class 2 Fund** FTVIPT Mutual Shares Securities Class 1 Fund**
   FTVIPT Mutual Shares Securities Class 2 Fund
   FTVIPT Templeton Global Bond Securities Class 2 Fund
   FTVIPT Templeton Growth Securities Class 2 Fund
Goldman Sachs Variable Insurance Trust (Goldman Sachs VIT):
   Goldman Sachs VIT Large Cap Value Service Class Fund
Hunting VA Funds:
   Huntington VA Balanced Fund
   Huntington VA Dividend Capture Fund
Invesco Variable Insurance Funds (Invesco V.I.):
   Invesco V.I. American Franchise Series I Fund
   Invesco V.I. American Franchise Series II Fund
   Invesco V.I. Core Equity Series I Fund
   Invesco V.I. Core Equity Series II Fund
   Invesco V.I. International Growth Series I Fund
   Invesco V.I. International Growth Series II Fund
Janus Aspen Series:
   Janus Aspen Balanced Service Class Portfolio
   Janus Aspen Enterprise Service Class Portfolio
   Janus Aspen Global Research Service Class Portfolio
Lincoln Variable Insurance Products Trust (LVIP)*:
   LVIP American Balanced Allocation Standard Class Fund**
   LVIP American Global Growth Service Class II Fund
   LVIP American Global Small Capitalization Service Class II Fund
   LVIP American Growth Allocation Standard Class Fund**
   LVIP American Growth Service Class II Fund
   LVIP American Growth-Income Service Class II Fund
   LVIP American Income Allocation Standard Class Fund**
   LVIP American International Service Class II Fund
   LVIP American Preservation Standard Class Fund**
   LVIP American Preservation Service Class Fund**
   LVIP Baron Growth Opportunities Standard Class Fund**
   LVIP Baron Growth Opportunities Service Class Fund
   LVIP BlackRock Emerging Markets RPM Standard Class Fund**
   LVIP BlackRock Emerging Markets RPM Service Class Fund
   LVIP BlackRock Equity Dividend RPM Standard Class Fund**

LINCOLN NEW YORK ACCOUNT N FOR VARIABLE ANNUITIES

   LVIP BlackRock Equity Dividend RPM Service Class Fund
   LVIP BlackRock Global Allocation V.I. RPM Standard Class Fund**
   LVIP BlackRock Global Allocation V.I. RPM Service Class Fund
   LVIP BlackRock Inflation Protected Bond Standard Class Fund**
   LVIP BlackRock Inflation Protected Bond Service Class Fund
   LVIP Capital Growth Standard Class Fund**
   LVIP Capital Growth Service Class Fund
   LVIP Clarion Global Real Estate Standard Class Fund**
   LVIP Clarion Global Real Estate Service Class Fund
   LVIP Columbia Small-Mid Cap Growth RPM Standard Class Fund**
   LVIP Columbia Small-Mid Cap Growth RPM Service Class Fund
   LVIP Delaware Bond Standard Class Fund
   LVIP Delaware Bond Service Class Fund
   LVIP Delaware Diversified Floating Rate Standard Class Fund**
   LVIP Delaware Diversified Floating Rate Service Class Fund
   LVIP Delaware Foundation Aggressive Allocation Standard Class Fund LVIP Delaware Foundation Aggressive Allocation Service Class Fund
   LVIP Delaware Foundation Conservative Allocation Standard Class Fund** LVIP Delaware Foundation Conservative Allocation Service Class Fund** LVIP Delaware Foundation Moderate Allocation Standard Class Fund** LVIP Delaware Foundation Moderate Allocation Service Class Fund**
   LVIP Delaware Growth and Income Standard Class Fund**
   LVIP Delaware Growth and Income Service Class Fund
   LVIP Delaware Social Awareness Standard Class Fund
   LVIP Delaware Social Awareness Service Class Fund
   LVIP Delaware Special Opportunities Standard Class Fund**
   LVIP Delaware Special Opportunities Service Class Fund
   LVIP Dimensional Non-U.S. Equity RPM Standard Class Fund**
   LVIP Dimensional Non-U.S. Equity RPM Service Class Fund
   LVIP Dimensional U.S. Equity RPM Standard Class Fund**
   LVIP Dimensional U.S. Equity RPM Service Class Fund
   LVIP Dimensional/Vanguard Total Bond Standard Class Fund**
   LVIP Dimensional/Vanguard Total Bond Service Class Fund
   LVIP Global Income Standard Class Fund**
   LVIP Global Income Service Class Fund
   LVIP JPMorgan High Yield Standard Class Fund**
   LVIP JPMorgan High Yield Service Class Fund
   LVIP JPMorgan Mid Cap Value RPM Standard Class Fund**
   LVIP JPMorgan Mid Cap Value RPM Service Class Fund
   LVIP Managed Risk Profile 2010 Service Class Fund
   LVIP Managed Risk Profile 2020 Service Class Fund
   LVIP Managed Risk Profile 2030 Service Class Fund
   LVIP Managed Risk Profile 2040 Service Class Fund
   LVIP Managed Risk American Balanced Allocation Standard Class Fund** LVIP Managed Risk American Growth Allocation Standard Class Fund** LVIP Managed Risk Profile Conservative Standard Class Fund**
   LVIP Managed Risk Profile Conservative Service Class Fund
   LVIP Managed Risk Profile Growth Standard Class Fund**
   LVIP Managed Risk Profile Growth Service Class Fund
   LVIP Managed Risk Profile Moderate Standard Class Fund**
   LVIP Managed Risk Profile Moderate Service Class Fund
   LVIP MFS International Growth Standard Class Fund**
   LVIP MFS International Growth Service Class Fund
   LVIP MFS International Growth RPM Standard Class Fund**
   LVIP MFS International Growth RPM Service Class Fund
   LVIP MFS Value Standard Class Fund**
   LVIP MFS Value Service Class Fund
   LVIP Mid-Cap Value Standard Class Fund**
   LVIP Mid-Cap Value Service Class Fund
   LVIP Mondrian International Value Standard Class Fund
   LVIP Mondrian International Value Service Class Fund
   LVIP Money Market Standard Class Fund
   LVIP Money Market Service Class Fund
   LVIP SSgA Bond Index Standard Class Fund**
   LVIP SSgA Bond Index Service Class Fund
   LVIP SSgA Conservative Index Allocation Standard Class Fund**
   LVIP SSgA Conservative Index Allocation Service Class Fund
   LVIP SSgA Conservative Structured Allocation Standard Class Fund** LVIP SSgA Conservative Structured Allocation Service Class Fund

LINCOLN NEW YORK ACCOUNT N FOR VARIABLE ANNUITIES

   LVIP SSgA Developed International 150 Standard Class Fund**
   LVIP SSgA Developed International 150 Service Class Fund
   LVIP SSgA Emerging Markets 100 Standard Class Fund**
   LVIP SSgA Emerging Markets 100 Service Class Fund
   LVIP SSgA Global Tactical Allocation RPM Standard Class Fund**
   LVIP SSgA Global Tactical Allocation RPM Service Class Fund
   LVIP SSgA International Index Standard Class Fund**
   LVIP SSgA International Index Service Class Fund
   LVIP SSgA Large Cap 100 Standard Class Fund**
   LVIP SSgA Large Cap 100 Service Class Fund
   LVIP SSgA Large Cap RPM Standard Class Fund**
   LVIP SSgA Large Cap RPM Service Class Fund
   LVIP SSgA Moderate Index Allocation Standard Class Fund**
   LVIP SSgA Moderate Index Allocation Service Class Fund
   LVIP SSgA Moderate Structured Allocation Standard Class Fund**
   LVIP SSgA Moderate Structured Allocation Service Class Fund
   LVIP SSgA Moderately Aggressive Index Allocation Standard Class Fund** LVIP SSgA Moderately Aggressive Index Allocation Service Class Fund
   LVIP SSgA Moderately Aggressive Structured Allocation Standard Class
     Fund**
   LVIP SSgA Moderately Aggressive Structured Allocation Service Class Fund LVIP SSgA S&P 500 Index Standard Class Fund
   LVIP SSgA S&P 500 Index Service Class Fund
   LVIP SSgA Small-Cap Index Standard Class Fund**
   LVIP SSgA Small-Cap Index Service Class Fund
   LVIP SSgA Small-Cap RPM Standard Class Fund**
   LVIP SSgA Small-Cap RPM Service Class Fund
   LVIP SSgA Small-Mid Cap 200 Standard Class Fund**
   LVIP SSgA Small-Mid Cap 200 Service Class Fund
   LVIP T. Rowe Price Growth Stock Standard Class Fund**
   LVIP T. Rowe Price Growth Stock Service Class Fund
   LVIP T. Rowe Price Structured Mid-Cap Growth Standard Class Fund
   LVIP T. Rowe Price Structured Mid-Cap Growth Service Class Fund
   LVIP Templeton Growth RPM Standard Class Fund**
   LVIP Templeton Growth RPM Service Class Fund
   LVIP UBS Large Cap Growth RPM Standard Class Fund
   LVIP UBS Large Cap Growth RPM Service Class Fund
   LVIP Vanguard Domestic Equity ETF Standard Class Fund**
   LVIP Vanguard Domestic Equity ETF Service Class Fund
   LVIP Vanguard International Equity ETF Standard Class Fund**
   LVIP Vanguard International Equity ETF Service Class Fund
   LVIP VIP Contrafund RPM Standard Class Fund**
   LVIP VIP Contrafund RPM Service Class Fund
Lord Abbett Securities Trust (Lord Abbett):
   Lord Abbett Fundamental Equity Class VC Portfolio
MFS Variable Insurance Trust (MFS VIT):
   MFS VIT Core Equity Service Class Series
   MFS VIT Growth Initial Class Series
   MFS VIT Growth Service Class Series
   MFS VIT Total Return Initial Class Series
   MFS VIT Total Return Service Class Series**
   MFS VIT Utilities Initial Class Series
   MFS VIT Utilities Service Class Series
Morgan Stanley Universal Institutional Funds (Morgan Stanley UIF):
   Morgan Stanley UIF Capital Growth Class II Portfolio**
Neuberger Berman Advisers Management Trust (NB AMT):
   NB AMT Mid Cap Growth I Class Portfolio**
   NB AMT Mid Cap Intrinsic Value I Class Portfolio
Oppenheimer Variable Account Funds (Oppenheimer):
   Oppenheimer Global Fund/VA Service Class
PIMCO Variable Insurance Trust (PIMCO VIT):
   PIMCO VIT CommodityRealReturn Strategy Administrative Class Portfolio** PIMCO VIT CommodityRealReturn Strategy Advisor Class Portfolio
Putnam Variable Trust (Putnam VT):
   Putnam VT Global Health Care Class IB Fund
   Putnam VT Growth & Income Class IB Fund

*  Denotes an affiliate of the Company
** Available fund with no money invested at December 31, 2013

Investments in the Funds are stated at fair value as determined by the closing net asset value per share on December 31, 2013. The difference between cost and net asset value is reflected as unrealized appreciation or depreciation of investments.

LINCOLN NEW YORK ACCOUNT N FOR VARIABLE ANNUITIES

The Variable Account's investments in the Funds are valued in accordance with the Fair Value Measurements and Disclosure Topic of the Financial Accounting Standards Board Accounting Standards Codification (Topic). The Topic defines fair value as the price that the Variable Account would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Topic also establishes a framework for measuring fair value and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity's own assessment regarding the assumptions market participants would use in pricing the asset or liability and are developed based on the best information available in the circumstances. The Variable Account's investments in the Funds are assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

Level 1 - inputs to the valuation methodology are quoted prices in active markets

Level 2 - inputs to the valuation methodology are observable, directly or indirectly

Level 3 - inputs to the valuation methodology are unobservable and reflect assumptions on the part of the reporting entity

The Variable Account's investments in the Funds are valued within the fair value hierarchy as Level 2. Net asset value is quoted by the Funds as derived by the fair value of the Funds' underlying investments. The Funds are not considered Level 1 as they are not traded in the open market; rather the Company sells and redeems shares at net asset value with the Funds.

Investment transactions are accounted for on a trade-date basis. The cost of investments sold is determined by the average cost method.

DIVIDENDS: Dividends paid to the Variable Account are automatically reinvested in shares of the Funds on the payable date. Dividend income is recorded on the ex-dividend date.

FEDERAL INCOME TAXES: Operations of the Variable Account form a part of and are taxed with operations of the Company, which is taxed as a "life insurance company" under the Internal Revenue Code. The Variable Account will not be taxed as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended. Under current federal income tax law, no federal income taxes are payable or receivable with respect to the Variable Account's net investment income and the net realized gain (loss) on investments.

ANNUITY RESERVES: Reserves on contracts not involving life contingencies are calculated using an assumed investment rate of 3%, 4%, or 5%. Reserves on contracts involving life contingencies are calculated using a modification of the 1983a Individual Annuitant Mortality Table and an assumed investment rate of 3%, 4%, or 5%.



INVESTMENT FUND CHANGES: During 2012, the following funds became available as investment options for account contract owners. Accordingly, for the subaccounts that commenced operations during 2012, the 2012 statements of changes in net assets and total return and investment income ratios in note 3 are for the period from the commencement of operations to December 31, 2012:

American Funds Protected Asset Allocation Class P1 Fund            LVIP BlackRock Emerging Markets Index RPM Service Class Fund
American Funds Protected Asset Allocation Class P2 Fund            LVIP Delaware Foundation Conservative Allocation Standard Class
                                                                    Fund
Invesco Van Kampen V.I. American Franchise Series I Fund           LVIP Delaware Foundation Conservative Allocation Service Class
                                                                    Fund
Invesco Van Kampen V.I. American Franchise Series II Fund          LVIP Delaware Foundation Moderate Allocation Standard Class Fund
LVIP American Preservation Standard Class Fund                     LVIP Delaware Foundation Moderate Allocation Service Class Fund
LVIP American Preservation Service Class Fund                      LVIP Protected American Balanced Allocation Standard Class Fund
LVIP BlackRock Emerging Markets Index RPM Standard Class Fund      LVIP Protected American Growth Allocation Standard Class Fund

During 2012, the Invesco V.I. Capital Appreciation Series I Fund and the Invesco V.I. Capital Appreciation Series II Fund ceased to be available as investment options to Variable Account Contract owners.

LINCOLN NEW YORK ACCOUNT N FOR VARIABLE ANNUITIES

Also during 2012, the following funds changed their names:


PREVIOUS FUND NAME                                                NEW FUND NAME
-----------------------------------------------------------------------------------------------------------------------------------
DWS Alternative Asset Allocation Plus VIP Class A Portfolio       DWS Alternative Asset Allocation VIP Class A Portfolio
DWS Alternative Asset Allocation Plus VIP Class B Portfolio       DWS Alternative Asset Allocation VIP Class B Portfolio
LVIP Wells Fargo Intrinsic Value Standard Class Fund              LVIP BlackRock Equity Dividend RPM Standard Class Fund
LVIP Wells Fargo Intrinsic Value Service Class Fund               LVIP BlackRock Equity Dividend RPM Service Class Fund
LVIP Cohen & Steers Global Real Estate Standard Class Fund        LVIP Clarion Global Real Estate Standard Class Fund
LVIP Cohen & Steers Global Real Estate Service Class Fund         LVIP Clarion Global Real Estate Service Class Fund
LVIP Turner Mid-Cap Growth Standard Class Fund                    LVIP Columbia Small-Mid Cap Growth RPM Standard Class Fund
LVIP Turner Mid-Cap Growth Service Class Fund                     LVIP Columbia Small-Mid Cap Growth RPM Service Class Fund
LVIP Columbia Value Opportunities Standard Class Fund             LVIP JPMorgan Mid Cap Value RPM Standard Class Fund
LVIP Columbia Value Opportunities Service Class Fund              LVIP JPMorgan Mid Cap Value RPM Service Class Fund
LVIP SSgA Global Tactical Allocation Standard Class Fund          LVIP SSgA Global Tactical Allocation RPM Standard Class Fund
LVIP SSgA Global Tactical Allocation Service Class Fund           LVIP SSgA Global Tactical Allocation RPM Service Class Fund
LVIP Templeton Growth Standard Class Fund                         LVIP Templeton Growth RPM Standard Class Fund
LVIP Templeton Growth Service Class Fund                          LVIP Templeton Growth RPM Service Class Fund
LVIP Janus Capital Appreciation Standard Class Fund               LVIP UBS Large Cap Growth RPM Standard Class Fund
LVIP Janus Capital Appreciation Service Class Fund                LVIP UBS Large Cap Growth RPM Service Class Fund
NB AMT Regency I Class Portfolio                                  NB AMT Mid Cap Intrinsic Value I Class Portfolio

During 2013, the following funds became available as investment options for account contract owners. Accordingly, for the subaccounts that commenced operations during 2013, the 2013 statements of operations and statements of changes in net assets and total return and investment income ratios in note 3 are for the period from the commencement of operations to December 31, 2013:

American Funds Managed Risk Blue Chip Income and Growth Class P1 Fund    LVIP MFS International Growth RPM Service Class Fund
American Funds Managed Risk Growth Class P1 Fund                         LVIP SSgA Large Cap RPM Standard Class Fund
American Funds Managed Risk Growth-Income Class P1 Fund                  LVIP SSgA Large Cap RPM Service Class Fund
American Funds Managed Risk International Class P1 Fund                  LVIP SSgA Small-Cap RPM Standard Class Fund
LVIP BlackRock Global Allocation V.I. RPM Standard Class Fund            LVIP SSgA Small-Cap RPM Service Class Fund
LVIP BlackRock Global Allocation V.I. RPM Service Class Fund             LVIP VIP Contrafund RPM Standard Class Fund
LVIP MFS International Growth RPM Standard Class Fund                    LVIP VIP Contrafund RPM Service Class Fund

Also during 2013, the following funds changed their names:


PREVIOUS FUND NAME                                                    NEW FUND NAME
------------------------------------------------------------------------------------------------------------------------------------
American Funds Protected Asset Allocation Class P1 Fund               American Funds Managed Risk Asset Allocation Class P1 Fund
American Funds Protected Asset Allocation Class P2 Fund               American Funds Managed Risk Asset Allocation Class P2 Fund
Invesco Van Kampen V.I. American Franchise Series I Fund              Invesco V.I. American Franchise Series I Fund
Invesco Van Kampen V.I. American Franchise Series II Fund             Invesco V.I. American Franchise Series II Fund
Janus Aspen Series Worldwide Service Class Portfolio                  Janus Aspen Series Global Research Service Class Portfolio
LVIP BlackRock Emerging Markets Index RPM Standard Class Fund         LVIP BlackRock Emerging Markets RPM Standard Class Fund
LVIP BlackRock Emerging Markets Index RPM Service Class Fund          LVIP BlackRock Emerging Markets RPM Service Class Fund
LVIP Dimensional Non-U.S. Equity Standard Class Fund                  LVIP Dimensional Non-U.S. Equity RPM Standard Class Fund
LVIP Dimensional Non-U.S. Equity Service Class Fund                   LVIP Dimensional Non-U.S. Equity RPM Service Class Fund
LVIP Dimensional U.S. Equity Standard Class Fund                      LVIP Dimensional U.S. Equity RPM Standard Class Fund
LVIP Dimensional U.S. Equity Service Class Fund                       LVIP Dimensional U.S. Equity RPM Service Class Fund
LVIP Protected Profile 2010 Standard Class Fund                       LVIP Managed Risk Profile 2010 Service Class Fund
LVIP Protected Profile 2020 Standard Class Fund                       LVIP Managed Risk Profile 2020 Service Class Fund
LVIP Protected Profile 2030 Standard Class Fund                       LVIP Managed Risk Profile 2030 Service Class Fund
LVIP Protected Profile 2040 Standard Class Fund                       LVIP Managed Risk Profile 2040 Service Class Fund
LVIP Managed American Balanced Allocation Standard Class Fund**       LVIP Managed American Balanced Allocation Standard Class
                                                                       Fund**
LVIP Managed American Growth Allocation Standard Class Fund**         LVIP Managed American Growth Allocation Standard Class Fund**
LVIP Protected Profile Conservative Standard Class Fund               LVIP Managed Risk Profile Conservative Standard Class Fund
LVIP Protected Profile Conservative Service Class Fund                LVIP Managed Risk Profile Conservative Service Class Fund
LVIP Protected Profile Growth Standard Class Fund                     LVIP Managed Risk Profile Growth Standard Class Fund
LVIP Protected Profile Growth Service Class Fund                      LVIP Managed Risk Profile Growth Service Class Fund
LVIP Protected Profile Moderate Standard Class Fund                   LVIP Managed Risk Profile Moderate Standard Class Fund
LVIP Protected Profile Moderate Service Class Fund                    LVIP Managed Risk Profile Moderate Service Class Fund
Oppenheimer Global Securities Service Class Fund/VA                   Oppenheimer Global Fund/VA Service Class


LINCOLN NEW YORK ACCOUNT N FOR VARIABLE ANNUITIES

During 2013, the American Funds Global Discovery Class 1 Fund merged into the American Funds Global Growth Class 1 Fund.


2. MORTALITY AND EXPENSE GUARANTEES AND OTHER TRANSACTIONS WITH AFFILIATES

Amounts are paid to the Company for mortality and expense guarantees at a percentage of each Fund's average daily net assets within the Variable Account. The rates are as follows for the twenty-one contract types:

- Lincoln ChoicePlus at a daily rate of .0038356% to .0073973% (1.40% to 2.70% on an annual basis)
- Lincoln ChoicePlus Access at a daily rate of .0038356% to .0080822% (1.40% to 2.95% on an annual basis)
- Lincoln ChoicePlus II at a daily rate of .0034247% to .0073973% (1.25% to 2.70% on an annual basis)
- Lincoln ChoicePlus II Access at a daily rate of .0038356% to .0080822% (1.40% to 2.95% on an annual basis)
- Lincoln ChoicePlus II Advance at a daily rate of .0038356% to .0082192% (1.40% to 3.00% on an annual basis)
- Lincoln ChoicePlus II Bonus at a daily rate of .0038356% to .0079452% (1.40% to 2.90% on an annual basis)
- Lincoln ChoicePlus Assurance A Share at a daily rate of .0016438% to .0063014% (.60% to 2.30% on an annual basis)
- Lincoln ChoicePlus Assurance B Share at a daily rate of .0034247% to .0076712% (1.25% to 2.80% on an annual basis)
- Lincoln ChoicePlus Assurance Bonus at a daily rate of .0038356% to .0083562% (1.40% to 3.05% on an annual basis)
- Lincoln ChoicePlus Assurance C Share at a daily rate of .0038356% to .0087671% (1.40% to 3.20% on an annual basis)
- Lincoln ChoicePlus Assurance L Share at a daily rate of .0038356% to .0087671% (1.40% to 3.20% on an annual basis)
- Lincoln ChoicePlus Design at a daily rate of .0030137% to .0084932% (1.10% to 3.10% on an annual basis)
- Lincoln ChoicePlus Assurance A Class at a daily rate of .0016438% to .0063014% (.60% to 2.30% on an annual basis)
- Lincoln ChoicePlus Assurance B Class at a daily rate of .0034247% to .0076712% (1.25% to 2.80% on an annual basis)
- Lincoln ChoicePlus Signature at a daily rate of .0034247% to .0086301% (1.25% to 3.15% on an annual basis)
- Lincoln ChoicePlus Fusion at a daily rate of .0021918% to .0064384% (0.80% to 2.35% on an annual basis)
- Lincoln InvestmentSolutions at a daily rate of .0016438% to .0058904% (0.60% to 2.15% on an annual basis)
- Lincoln ChoicePlus Assurance Series B Share at a daily rate of .0034247% to .0076712% (1.25% to 2.80% on an annual basis)
- Lincoln ChoicePlus Assurance Series C Share at a daily rate of .0038356% to .0087671% (1.40% to 3.20% on an annual basis)
- Lincoln ChoicePlus Assurance Series L Share at a daily rate of .0038356% to .0087671% (1.40% to 3.20% on an annual basis)
- Lincoln ChoicePlus Assurance (Prime) at a daily rate of .0034247% to .0076712% (1.25% to 2.80% on an annual basis)

Contract charges and surrender charges for the years ended December 31, 2013 and 2012, were $10,660,993 and $7,754,174, respectively.

For the Lincoln ChoicePlus Assurance A Share and Lincoln ChoicePlus Assurance A Class products, a front-end load or sales charge is applied as a percentage (5.75% maximum) to all gross purchase payments. For the Lincoln ChoicePlus Fusion product, a premium based charge or sales charge is applied on a quarterly basis over a seven year period as a percentage (.175% maximum per quarter) of all purchase payments received. For the years ending December 31, 2013 and 2012, sales charges amounted to $112,347 and $133,489, respectively.

The Company is responsible for all sales, general and administrative expenses applicable to the Variable Account.

LINCOLN NEW YORK ACCOUNT N FOR VARIABLE ANNUITIES

3. FINANCIAL HIGHLIGHTS



A summary of the fee rates, unit values, units outstanding, net assets and total return and investment income ratios for variable annuity contracts as of and for each year or period in the five years ended December 31, 2013, follows:


                                  MINIMUM    MAXIMUM    MINIMUM    MAXIMUM                                  MINIMUM    MAXIMUM
                   COMMENCEMENT   FEE        FEE        UNIT       UNIT       UNITS                         TOTAL      TOTAL
SUBACCOUNT  YEAR   DATE(1)        RATE(2)    RATE(2)    VALUE(3)   VALUE(3)   OUTSTANDING       NET ASSETS  RETURN(4)  RETURN(4)
------------------------------------------------------------------------------------------------------------------------------------
ABVPSF GLOBAL THEMATIC GROWTH CLASS B
            2013                     0.80%      2.80%     $  4.81    $ 19.11      144,363  $    1,833,989     19.53%    21.95%
            2012                     0.80%      2.80%        3.98      15.79      149,736       1,523,201     10.11%    12.33%
            2011                     0.80%      2.80%        3.57      14.17      179,285       1,470,750    -25.53%   -24.38%
            2010                     1.25%      2.80%        4.74      18.80      161,329       1,698,177     15.31%    17.05%
            2009                     1.25%      2.80%        4.07      16.11      207,358       1,734,910     48.91%    51.24%
ABVPSF GROWTH AND INCOME CLASS B
            2013                     0.00%      0.00%          --         --           --              --      0.00%     0.00%
            2012                     0.75%      2.90%       10.11      17.24      436,360       6,090,727     13.89%    16.37%
            2011                     0.75%      2.90%        8.84      14.94      536,919       6,478,091      3.14%     5.28%
            2010                     0.75%      2.80%        8.40      14.31      625,404       7,283,147      9.69%    11.95%
            2009                     0.75%      2.80%        8.01      12.89      644,282       6,786,606     17.32%    18.97%
ABVPSF INTERNATIONAL VALUE CLASS B
            2013                     0.00%      0.00%          --         --           --              --      0.00%     0.00%
            2012                     0.65%      2.90%        6.32      10.48    1,042,035       7,099,576     11.04%    13.46%
            2011                     0.65%      2.95%        5.69       9.26    1,140,746       6,923,014    -21.67%   -19.96%
            2010                     0.65%      2.80%        7.14       7.81    1,086,316       8,263,725      1.42%     3.62%
            2009                     0.65%      2.80%        6.91       7.58    1,078,067       8,023,441     30.97%    33.49%
ABVPSF LARGE CAP GROWTH CLASS B
            2013                     1.40%      1.70%        8.61      20.07       46,398         558,067     34.69%    35.10%
            2012                     1.40%      1.70%        6.39      14.88       59,389         554,120     14.17%    14.53%
            2011                     1.40%      1.70%        5.59      13.02       77,039         640,426     -4.90%    -4.62%
            2010                     1.40%      1.70%        5.88      13.68       86,073         758,632      7.98%     8.31%
            2009                     1.40%      1.70%        5.44      12.66      110,946         870,301     34.79%    35.20%
ABVPSF SMALL/MID CAP VALUE CLASS B
            2013                     0.65%      2.95%       16.43      34.80      476,268      11,361,231     33.64%    36.74%
            2012                     0.65%      2.95%       12.06      25.69      412,122       7,271,360     15.08%    17.70%
            2011                     0.65%      2.90%       10.37      22.03      468,555       7,128,131    -10.93%    -9.21%
            2010                     0.65%      2.55%       11.45      24.50      517,546       9,003,067     23.41%    25.76%
            2009                     0.65%      2.55%        9.13      19.67      452,129       6,441,402     39.06%    41.75%
AMERICAN CENTURY VP INFLATION PROTECTION CLASS II
            2013                     0.00%      0.00%          --         --           --              --      0.00%     0.00%
            2012                     0.75%      2.95%       12.24      14.58    1,699,722      23,319,212      4.37%     6.58%
            2011                     0.75%      2.85%       11.72      13.75    1,915,538      24,940,164      8.61%    10.91%
            2010                     0.75%      2.85%       10.82      12.46    2,050,930      24,348,757      2.20%     4.31%
            2009                     0.75%      2.80%       10.66      12.01    1,943,884      22,593,535      7.36%     9.41%
AMERICAN FUNDS GLOBAL GROWTH CLASS 2
            2013                     0.65%      2.95%       15.03      22.50      739,139      15,237,911     25.42%    28.34%
            2012                     0.65%      2.95%       12.18      17.64      854,882      13,954,665     19.00%    21.76%
            2011                     0.65%      2.95%       10.12      14.57    1,078,424      14,686,240    -11.45%    -9.47%
            2010                     0.65%      2.85%       11.20      16.19    1,148,727      17,543,478      8.66%    11.02%
            2009                     0.65%      2.80%       10.12      14.67    1,134,636      15,847,735     38.38%    41.24%
AMERICAN FUNDS GLOBAL SMALL CAPITALIZATION CLASS 2
            2013                     0.65%      3.00%       13.18      34.95      564,393      12,580,733     24.68%    27.45%
            2012                     0.65%      2.85%       10.39      27.69      621,975      11,286,319     14.86%    17.41%
            2011                     0.65%      2.85%        8.95      23.81      692,771      11,248,051    -21.42%   -19.67%
            2010                     0.65%      2.85%       11.17      29.92      750,489      16,495,780     19.04%    21.62%
            2009                     0.65%      2.80%        9.21      24.84      736,037      14,036,268     56.84%    60.24%
AMERICAN FUNDS GROWTH CLASS 2
            2013                     0.65%      3.15%       13.43      26.87    3,771,989      77,802,219     26.07%    29.26%
            2012                     0.65%      3.15%       10.54      20.98    4,375,203      70,844,749     14.35%    17.13%
            2011                     0.65%      3.05%        9.09      18.09    5,156,890      72,176,503     -6.97%    -4.90%
            2010                     0.65%      2.85%        9.66      19.20    6,193,558      93,251,626     15.41%    17.79%
            2009                     0.75%      2.80%        8.27      16.44    6,474,620      84,571,379     35.56%    38.37%


                   INVESTMENT
                   INCOME
SUBACCOUNT  YEAR   RATIO(5)
------------------------------------------------------------------------------------------------------------------------------------
ABVPSF GLOBAL THEMATIC GROWTH CLASS B
            2013      0.02%
            2012      0.00%
            2011      0.32%
            2010      2.08%
            2009      0.00%
ABVPSF GROWTH AND INCOME CLASS B
            2013      1.17%
            2012      1.32%
            2011      1.11%
            2010      0.00%
            2009      3.58%
ABVPSF INTERNATIONAL VALUE CLASS B
            2013      2.15%
            2012      1.36%
            2011      4.02%
            2010      2.78%
            2009      1.12%
ABVPSF LARGE CAP GROWTH CLASS B
            2013      0.00%
            2012      0.03%
            2011      0.09%
            2010      0.26%
            2009      0.00%
ABVPSF SMALL/MID CAP VALUE CLASS B
            2013      0.46%
            2012      0.29%
            2011      0.28%
            2010      0.27%
            2009      0.77%
AMERICAN CENTURY VP INFLATION PROTECTION CLASS II
            2013      0.49%
            2012      2.39%
            2011      4.05%
            2010      1.65%
            2009      1.73%
AMERICAN FUNDS GLOBAL GROWTH CLASS 2
            2013      1.22%
            2012      0.84%
            2011      1.30%
            2010      1.51%
            2009      1.46%
AMERICAN FUNDS GLOBAL SMALL CAPITALIZATION CLASS 2
            2013      0.87%
            2012      1.33%
            2011      1.30%
            2010      1.66%
            2009      0.30%
AMERICAN FUNDS GROWTH CLASS 2
            2013      0.91%
            2012      0.77%
            2011      0.58%
            2010      0.73%
            2009      0.65%

LINCOLN NEW YORK ACCOUNT N FOR VARIABLE ANNUITIES


                                  MINIMUM    MAXIMUM    MINIMUM    MAXIMUM                                  MINIMUM    MAXIMUM
                   COMMENCEMENT   FEE        FEE        UNIT       UNIT       UNITS                         TOTAL      TOTAL
SUBACCOUNT  YEAR   DATE(1)        RATE(2)    RATE(2)    VALUE(3)   VALUE(3)   OUTSTANDING       NET ASSETS  RETURN(4)  RETURN(4)
------------------------------------------------------------------------------------------------------------------------------------
AMERICAN FUNDS GROWTH-INCOME CLASS 2
            2013                     0.65%      3.15%     $ 13.13    $ 23.89    4,098,387  $   75,688,415     29.36%    32.64%
            2012                     0.65%      3.15%       10.11      18.19    4,789,325      67,763,467     13.95%    16.72%
            2011                     0.65%      3.05%        9.00      15.73    5,583,881      69,009,673     -4.59%    -2.47%
            2010                     0.65%      2.85%        9.25      16.28    6,432,388      83,560,147      8.29%    10.70%
            2009                     0.65%      2.85%        8.38      14.85    6,408,583      76,909,875     27.55%    30.39%
AMERICAN FUNDS INTERNATIONAL CLASS 2
            2013                     0.65%      3.05%       11.37      27.93    1,768,504      35,196,795     17.98%    20.85%
            2012                     0.65%      3.05%        9.64      23.34    2,014,810      34,001,937     14.37%    17.14%
            2011                     0.65%      3.05%        9.16      20.11    2,328,671      34,308,332    -16.39%   -14.61%
            2010                     0.75%      2.85%       10.75      23.75    2,478,687      44,063,816      4.27%     6.27%
            2009                     0.90%      2.80%       10.11      22.51    2,522,984      43,087,776     39.12%    41.80%
BLACKROCK GLOBAL ALLOCATION V.I. CLASS III
            2013                     0.65%      2.95%       12.15      15.09    4,032,256      57,752,118     11.09%    13.67%
            2012                     0.65%      2.95%       10.93      13.28    4,188,108      53,306,946      6.77%     9.25%
            2011                     0.65%      2.95%       11.47      12.12    3,002,359      35,368,810     -6.35%    -4.36%
            2010                     0.75%      2.85%       12.31      12.64    1,106,687      13,806,109      7.00%     8.78%
            2009         7/14/09     0.90%      2.55%       11.50      11.62      166,801       1,928,875      0.14%    14.29%
DELAWARE VIP DIVERSIFIED INCOME SERVICE CLASS
            2013                     0.65%      2.95%       10.22      16.25    3,899,835      58,071,063     -4.29%    -2.06%
            2012                     0.65%      3.00%       10.68      16.70    3,536,938      54,548,785      3.77%     6.18%
            2011                     0.65%      2.95%       10.89      15.82    3,337,234      49,236,875      3.17%     5.46%
            2010                     0.65%      2.85%       12.70      15.09    3,102,682      44,404,564      4.84%     7.06%
            2009                     0.75%      2.85%       12.11      14.16    2,234,856      30,370,661     23.10%    25.71%
DELAWARE VIP EMERGING MARKETS SERVICE CLASS
            2013                     0.75%      3.00%       10.29      37.92    1,002,371      19,406,908      6.67%     9.04%
            2012                     0.75%      2.95%       10.13      35.09    1,055,486      18,929,903     10.87%    13.33%
            2011                     0.75%      2.95%        9.04      31.24    1,039,810      16,687,302    -22.21%   -20.60%
            2010                     0.75%      2.80%       11.80      39.71      836,850      17,597,531     14.95%    17.33%
            2009                     0.75%      2.80%       10.10      34.15      796,327      14,713,375     72.77%    76.34%
DELAWARE VIP HIGH YIELD STANDARD CLASS
            2013                     1.40%      2.35%       16.76      22.28       37,992         826,165      6.68%     7.70%
            2012                     1.40%      2.35%       15.95      20.69       35,930         723,989     15.32%    16.19%
            2011                     1.40%      2.15%       13.83      17.81       36,910         654,742      0.20%     0.96%
            2010                     1.40%      2.15%       13.80      17.64       37,087         651,513     12.87%    13.72%
            2009                     1.40%      2.15%       12.23      15.51       42,659         659,241     45.81%    46.90%
DELAWARE VIP HIGH YIELD SERVICE CLASS
            2013                     0.75%      2.90%       12.71      27.43      620,578      13,186,809      5.86%     8.16%
            2012                     0.75%      2.90%       12.01      25.58      691,486      13,827,142     14.00%    16.48%
            2011                     0.75%      2.90%       13.07      22.15      835,834      14,546,042     -0.50%     1.56%
            2010                     0.75%      2.80%       12.99      21.99      942,467      16,394,024     11.74%    14.05%
            2009                     0.75%      2.80%       11.46      19.45      892,462      14,029,082     44.98%    47.54%
DELAWARE VIP LIMITED-TERM DIVERSIFIED INCOME SERVICE CLASS
            2013                     0.65%      3.15%        9.37      12.11    2,717,810      30,854,743     -4.39%    -1.97%
            2012                     0.65%      3.15%       10.52      12.35    2,055,629      24,029,694     -0.36%     1.86%
            2011                     0.65%      2.85%       10.34      12.13    1,834,871      21,274,247     -0.32%     1.89%
            2010                     0.65%      2.85%       10.87      11.90    1,133,102      13,156,486      1.42%     3.62%
            2009                     0.65%      2.80%       11.14      11.49      526,246       5,958,645     10.40%    11.88%
DELAWARE VIP REIT STANDARD CLASS
            2013                     1.40%      2.15%       13.46      32.16       22,644         720,354     -0.03%     0.72%
            2012                     1.40%      2.15%       13.46      31.93       24,486         773,381     14.45%    15.32%
            2011                     1.40%      2.15%       11.76      27.69       27,514         753,942      8.60%     9.42%
            2010                     1.40%      2.15%       10.83      25.31       31,541         790,420     24.29%    25.22%
            2009                     1.40%      2.15%        8.72      20.21       39,856         798,797     20.68%    21.60%
DELAWARE VIP REIT SERVICE CLASS
            2013                     0.75%      2.90%       10.66      28.62      616,526      11,839,293     -0.99%     1.11%
            2012                     0.80%      2.90%       10.62      28.48      582,359      11,894,019     13.33%    15.68%
            2011                     0.80%      2.85%       11.15      24.77      613,499      11,310,658      7.67%     9.25%
            2010                     1.25%      2.70%       10.31      22.12      583,548      10,340,763     23.30%    25.04%
            2009                     1.25%      2.65%        8.33      17.76      609,191       8,788,159     20.01%    21.71%


                   INVESTMENT
                   INCOME
SUBACCOUNT  YEAR   RATIO(5)
------------------------------------------------------------------------------------------------------------------------------------
AMERICAN FUNDS GROWTH-INCOME CLASS 2
            2013      1.32%
            2012      1.55%
            2011      1.48%
            2010      1.55%
            2009      1.56%
AMERICAN FUNDS INTERNATIONAL CLASS 2
            2013      1.32%
            2012      1.41%
            2011      1.70%
            2010      2.05%
            2009      1.54%
BLACKROCK GLOBAL ALLOCATION V.I. CLASS III
            2013      1.05%
            2012      1.63%
            2011      3.46%
            2010      2.17%
            2009      2.55%
DELAWARE VIP DIVERSIFIED INCOME SERVICE CLASS
            2013      2.13%
            2012      2.97%
            2011      3.86%
            2010      3.98%
            2009      5.50%
DELAWARE VIP EMERGING MARKETS SERVICE CLASS
            2013      1.50%
            2012      0.75%
            2011      1.57%
            2010      0.60%
            2009      0.89%
DELAWARE VIP HIGH YIELD STANDARD CLASS
            2013      6.82%
            2012      8.61%
            2011      8.35%
            2010      7.83%
            2009      7.84%
DELAWARE VIP HIGH YIELD SERVICE CLASS
            2013      7.20%
            2012      8.70%
            2011      8.12%
            2010      7.47%
            2009      7.20%
DELAWARE VIP LIMITED-TERM DIVERSIFIED INCOME SERVICE CLASS
            2013      1.27%
            2012      1.43%
            2011      1.60%
            2010      2.03%
            2009      3.37%
DELAWARE VIP REIT STANDARD CLASS
            2013      1.56%
            2012      1.59%
            2011      1.54%
            2010      2.78%
            2009      4.80%
DELAWARE VIP REIT SERVICE CLASS
            2013      1.31%
            2012      1.32%
            2011      1.31%
            2010      2.68%
            2009      4.37%

LINCOLN NEW YORK ACCOUNT N FOR VARIABLE ANNUITIES


                                  MINIMUM    MAXIMUM    MINIMUM    MAXIMUM                                  MINIMUM    MAXIMUM
                   COMMENCEMENT   FEE        FEE        UNIT       UNIT       UNITS                         TOTAL      TOTAL
SUBACCOUNT  YEAR   DATE(1)        RATE(2)    RATE(2)    VALUE(3)   VALUE(3)   OUTSTANDING       NET ASSETS  RETURN(4)  RETURN(4)
------------------------------------------------------------------------------------------------------------------------------------
DELAWARE VIP SMALL CAP VALUE STANDARD CLASS
            2013                     1.40%      2.15%     $ 18.02    $ 38.30       23,229  $      878,504     30.67%    31.65%
            2012                     1.40%      2.15%       13.79      29.09       24,902         715,276     11.48%    12.32%
            2011                     1.40%      2.15%       12.37      25.90       30,435         779,490     -3.43%    -2.70%
            2010                     1.40%      2.15%       12.81      26.62       34,047         896,644     29.46%    30.43%
            2009                     1.40%      2.15%        9.90      20.41       46,578         934,628     29.02%    30.00%
DELAWARE VIP SMALL CAP VALUE SERVICE CLASS
            2013                     0.65%      2.95%       15.40      36.80      863,284      21,424,576     29.30%    32.18%
            2012                     0.75%      2.95%       11.89      28.09      989,770      19,164,473     10.39%    12.79%
            2011                     0.75%      2.90%       11.28      25.13    1,030,517      18,291,497     -4.36%    -2.33%
            2010                     0.75%      2.85%       11.62      25.96      938,813      18,102,120     28.28%    30.93%
            2009                     0.75%      2.80%        8.93      20.01      931,387      14,527,468     27.93%    30.58%
DELAWARE VIP SMID CAP GROWTH STANDARD CLASS
            2013                     1.40%      1.40%       19.24      19.24       26,133         502,756     39.36%    39.36%
            2012                     1.40%      2.35%       13.80      13.80       27,957         386,945      9.48%     9.48%
            2011                     1.40%      1.40%       12.61      12.61       32,387         408,382      6.63%     6.63%
            2010         10/8/10     1.40%      1.40%       11.83      11.83       41,057         485,534     13.41%    13.41%
DELAWARE VIP SMID CAP GROWTH SERVICE CLASS
            2013                     0.65%      3.00%       15.08      33.09      438,489      10,565,335     36.95%    39.50%
            2012                     1.05%      2.90%       10.87      23.85      483,625       8,149,892      7.65%     9.44%
            2011                     0.80%      2.95%        9.98      21.89      369,561       5,919,176      4.92%     6.66%
            2010         10/8/10     1.15%      2.80%        9.41      20.62      414,054       6,424,434     12.98%    13.40%
DELAWARE VIP TREND STANDARD CLASS
            2009                     1.40%      2.15%        8.75      10.11       56,266         492,868     51.43%    52.58%
DELAWARE VIP TREND SERVICE CLASS
            2009                     1.15%      2.80%        7.00      15.33      344,720       3,989,233     50.56%    52.63%
DELAWARE VIP U.S. GROWTH SERVICE CLASS
            2013                     0.65%      2.90%       15.06      22.12      320,730       5,670,605     30.60%    33.57%
            2012                     0.65%      2.90%       11.51      16.72      392,592       5,217,313     12.64%    15.20%
            2011                     0.65%      2.95%       10.48      14.65      303,313       3,581,425      5.01%     6.81%
            2010                     0.65%      2.35%        9.97      13.85      208,823       2,445,380     10.90%    12.84%
            2009                     0.65%      2.45%        8.97      12.39      176,677       1,955,508     39.48%    41.86%
DELAWARE VIP VALUE STANDARD CLASS
            2013                     1.40%      2.35%       21.16      21.16        5,414         110,877     31.84%    31.84%
            2012                     1.40%      1.40%       16.05      16.05        9,134         146,636     13.14%    13.14%
            2011                     1.40%      1.40%       14.19      14.19       14,451         205,051      8.01%     8.01%
            2010                     1.40%      1.40%       13.14      13.14       14,051         184,583     14.02%    14.02%
            2009                     1.40%      2.15%        9.00      11.52       23,001         263,719     15.45%    16.32%
DELAWARE VIP VALUE SERVICE CLASS
            2013                     0.75%      2.95%       13.35      25.11      555,826      10,809,131     29.50%    32.31%
            2012                     0.80%      2.95%       11.39      19.13      592,198       8,892,453     11.11%    13.52%
            2011                     0.80%      2.95%       10.07      16.98      611,529       8,361,391      6.24%     8.01%
            2010                     1.15%      2.80%        9.32      15.80      592,966       7,602,371     12.14%    14.01%
            2009                     1.15%      2.80%        8.18      13.92      609,144       6,955,676     14.91%    16.31%
DWS ALTERNATIVE ASSET ALLOCATION VIP CLASS B
            2013                     0.80%      2.95%       10.50      13.17      237,298       3,044,746     -2.18%    -0.40%
            2012                     1.15%      2.95%       10.73      13.17      220,010       2,841,818      6.18%     8.01%
            2011                     1.25%      2.95%       11.71      12.20      166,944       2,001,584     -5.79%    -4.32%
            2010                     1.25%      2.80%       12.67      12.75      303,424       3,839,499     10.31%    10.76%
            2009          9/2/09     1.25%      1.65%       11.48      11.51        4,328          49,770      1.77%     7.04%
DWS EQUITY 500 INDEX VIP CLASS A
            2013                     1.25%      2.35%       12.64      22.40       95,662       1,836,928     28.86%    30.29%
            2012                     1.25%      2.60%        9.74      17.25      144,606       1,994,170     12.73%    14.26%
            2011                     1.25%      2.60%        8.56      15.15      180,809       2,159,617     -0.53%     0.57%
            2010                     1.25%      2.35%        8.54      15.12      200,440       2,341,674     12.04%    13.28%
            2009                     1.25%      2.35%        7.57      13.39      296,615       2,899,686     23.39%    24.76%


                   INVESTMENT
                   INCOME
SUBACCOUNT  YEAR   RATIO(5)
------------------------------------------------------------------------------------------------------------------------------------
DELAWARE VIP SMALL CAP VALUE STANDARD CLASS
            2013      0.70%
            2012      0.61%
            2011      0.51%
            2010      0.64%
            2009      1.00%
DELAWARE VIP SMALL CAP VALUE SERVICE CLASS
            2013      0.52%
            2012      0.35%
            2011      0.28%
            2010      0.46%
            2009      0.67%
DELAWARE VIP SMID CAP GROWTH STANDARD CLASS
            2013      0.02%
            2012      0.24%
            2011      0.98%
            2010      0.00%
DELAWARE VIP SMID CAP GROWTH SERVICE CLASS
            2013      0.00%
            2012      0.01%
            2011      0.80%
            2010      0.00%
DELAWARE VIP TREND STANDARD CLASS
            2009      0.00%
DELAWARE VIP TREND SERVICE CLASS
            2009      0.00%
DELAWARE VIP U.S. GROWTH SERVICE CLASS
            2013      0.12%
            2012      0.00%
            2011      0.05%
            2010      0.00%
            2009      0.00%
DELAWARE VIP VALUE STANDARD CLASS
            2013      1.93%
            2012      2.21%
            2011      2.00%
            2010      2.87%
            2009      2.86%
DELAWARE VIP VALUE SERVICE CLASS
            2013      1.57%
            2012      2.08%
            2011      1.67%
            2010      2.22%
            2009      2.93%
DWS ALTERNATIVE ASSET ALLOCATION VIP CLASS B
            2013      1.49%
            2012      3.14%
            2011      1.48%
            2010      0.41%
            2009      0.00%
DWS EQUITY 500 INDEX VIP CLASS A
            2013      2.07%
            2012      1.85%
            2011      1.70%
            2010      1.98%
            2009      2.91%

LINCOLN NEW YORK ACCOUNT N FOR VARIABLE ANNUITIES


                                  MINIMUM    MAXIMUM    MINIMUM    MAXIMUM                                  MINIMUM    MAXIMUM
                   COMMENCEMENT   FEE        FEE        UNIT       UNIT       UNITS                         TOTAL      TOTAL
SUBACCOUNT  YEAR   DATE(1)        RATE(2)    RATE(2)    VALUE(3)   VALUE(3)   OUTSTANDING       NET ASSETS  RETURN(4)  RETURN(4)
------------------------------------------------------------------------------------------------------------------------------------
DWS EQUITY 500 INDEX VIP CLASS B
            2013                     0.00%      0.00%     $    --    $    --           --  $           --      0.00%     0.00%
            2012                     1.25%      2.75%       10.26      15.77      142,803       2,055,418     12.29%    13.99%
            2011                     1.25%      2.75%        9.89      13.84      191,715       2,459,260     -1.01%     0.24%
            2010                     1.25%      2.50%        9.96      13.83      238,458       3,086,837     11.69%    13.09%
            2009                     1.25%      2.50%        8.90      12.24      293,217       3,362,104     22.92%    24.46%
DWS SMALL CAP INDEX VIP CLASS A
            2013                     1.25%      2.35%       16.65      31.24       16,731         477,482     35.40%    36.92%
            2012                     1.25%      2.35%       12.30      22.90       22,473         471,052     13.56%    14.81%
            2011                     1.25%      2.35%       10.83      20.02       30,046         553,928     -6.64%    -5.60%
            2010                     1.25%      2.35%       11.60      21.28       30,668         592,306     23.47%    24.82%
            2009                     1.25%      2.35%        9.39      17.11       43,175         663,838     23.64%    25.00%
DWS SMALL CAP INDEX VIP CLASS B
            2013                     0.00%      0.00%          --         --           --              --      0.00%     0.00%
            2012                     1.25%      2.55%       11.88      19.44       80,565       1,370,785     12.96%    14.44%
            2011                     1.25%      2.55%       10.52      17.00       97,646       1,468,329     -6.98%    -5.76%
            2010                     1.25%      2.55%       11.79      18.06      119,903       1,946,989     23.43%    24.54%
            2009                     1.25%      2.15%        9.52      14.52      145,827       1,868,669     23.58%    24.70%
FIDELITY VIP CONTRAFUND SERVICE CLASS 2
            2013                     0.65%      3.05%       13.83      25.54    2,413,992      48,323,888     27.02%    30.10%
            2012                     0.65%      3.05%       11.27      19.75    2,735,039      42,635,414     12.66%    15.39%
            2011                     0.65%      3.05%        9.95      17.22    2,896,162      39,661,867     -5.52%    -3.41%
            2010                     0.65%      2.85%       10.32      17.94    2,771,410      40,250,191     13.64%    16.17%
            2009                     0.65%      2.85%        8.91      15.59    2,662,898      34,236,601     31.66%    34.60%
FIDELITY VIP EQUITY-INCOME INITIAL CLASS
            2012                     1.40%      1.40%       13.78      13.78       36,795         507,118     15.68%    15.68%
            2011                     1.40%      2.35%        9.76      11.91       46,745         555,101     -1.38%    -0.43%
            2010                     1.40%      2.35%        9.90      11.97       49,458         589,945     12.48%    13.55%
            2009                     1.40%      2.35%        8.80      10.54       62,920         661,398     27.18%    28.40%
FIDELITY VIP EQUITY-INCOME SERVICE CLASS 2
            2012                     1.25%      2.80%       10.51      17.12      107,592       1,694,468     13.82%    15.60%
            2011                     1.25%      2.80%        9.21      14.86      122,060       1,677,157     -1.83%    -0.60%
            2010                     1.25%      2.50%        9.38      15.00      147,513       2,043,346     12.08%    13.49%
            2009                     1.25%      2.50%        8.66      13.27      179,710       2,192,506     26.74%    28.27%
FIDELITY VIP GROWTH INITIAL CLASS
            2013                     1.40%      1.40%       11.70      11.70       18,433         215,636     34.44%    34.44%
            2012                     1.40%      1.40%        8.70       8.70       19,404         168,843     13.10%    13.10%
            2011                     1.40%      1.40%        7.69       7.69       25,067         192,865     -1.19%    -1.19%
            2010                     1.40%      1.40%        7.79       7.79       27,910         217,326     22.45%    22.45%
            2009                     1.40%      2.15%        6.36       8.95       35,005         223,539     25.56%    26.50%
FIDELITY VIP GROWTH SERVICE CLASS 2
            2013                     0.75%      2.90%        9.74      21.82      455,627       7,020,458     32.11%    34.98%
            2012                     0.75%      2.90%        7.28      16.30      363,473       4,484,156     11.36%    13.54%
            2011                     0.75%      2.70%        6.47      14.48      305,798       3,317,526     -2.55%    -0.78%
            2010                     0.75%      2.55%        6.58      14.72      274,884       3,089,942     20.87%    22.93%
            2009                     0.75%      2.45%        5.40      12.07      263,703       2,462,291     25.12%    26.51%
FIDELITY VIP MID CAP SERVICE CLASS 2
            2013                     0.65%      3.05%       13.04      20.47    1,842,450      36,101,128     31.80%    34.99%
            2012                     0.65%      3.05%        9.89      15.26    1,943,130      28,477,247     11.12%    13.82%
            2011                     0.65%      3.05%       10.80      13.49    1,793,158      23,363,282    -13.32%   -11.43%
            2010                     0.65%      2.80%       12.22      15.32    1,492,380      22,285,551     25.02%    27.61%
            2009                     0.75%      2.80%        9.59      12.06    1,489,715      17,620,587     35.89%    38.70%
FIDELITY VIP OVERSEAS INITIAL CLASS
            2012                     1.40%      1.40%       10.68      10.68        7,260          77,573     19.07%    19.07%
            2011                     1.40%      1.40%        8.97       8.97        8,754          78,555    -18.32%   -18.32%
            2010                     1.40%      1.40%       10.99      10.99        9,204         101,129     11.55%    11.55%
            2009                     1.40%      1.40%        9.85       9.85       10,064          99,119     24.77%    24.77%


                   INVESTMENT
                   INCOME
SUBACCOUNT  YEAR   RATIO(5)
------------------------------------------------------------------------------------------------------------------------------------
DWS EQUITY 500 INDEX VIP CLASS B
            2013      1.59%
            2012      1.57%
            2011      1.47%
            2010      1.71%
            2009      2.68%
DWS SMALL CAP INDEX VIP CLASS A
            2013      1.74%
            2012      0.99%
            2011      0.90%
            2010      0.97%
            2009      1.87%
DWS SMALL CAP INDEX VIP CLASS B
            2013      1.48%
            2012      0.64%
            2011      0.61%
            2010      0.64%
            2009      1.63%
FIDELITY VIP CONTRAFUND SERVICE CLASS 2
            2013      0.81%
            2012      1.11%
            2011      0.81%
            2010      1.05%
            2009      1.20%
FIDELITY VIP EQUITY-INCOME INITIAL CLASS
            2012      3.01%
            2011      2.49%
            2010      1.65%
            2009      2.23%
FIDELITY VIP EQUITY-INCOME SERVICE CLASS 2
            2012      2.78%
            2011      2.10%
            2010      1.54%
            2009      2.00%
FIDELITY VIP GROWTH INITIAL CLASS
            2013      0.29%
            2012      0.49%
            2011      0.35%
            2010      0.26%
            2009      0.44%
FIDELITY VIP GROWTH SERVICE CLASS 2
            2013      0.05%
            2012      0.40%
            2011      0.14%
            2010      0.03%
            2009      0.20%
FIDELITY VIP MID CAP SERVICE CLASS 2
            2013      0.28%
            2012      0.40%
            2011      0.02%
            2010      0.13%
            2009      0.49%
FIDELITY VIP OVERSEAS INITIAL CLASS
            2012      1.92%
            2011      1.36%
            2010      1.39%
            2009      1.91%

LINCOLN NEW YORK ACCOUNT N FOR VARIABLE ANNUITIES


                                  MINIMUM    MAXIMUM    MINIMUM    MAXIMUM                                  MINIMUM    MAXIMUM
                   COMMENCEMENT   FEE        FEE        UNIT       UNIT       UNITS                         TOTAL      TOTAL
SUBACCOUNT  YEAR   DATE(1)        RATE(2)    RATE(2)    VALUE(3)   VALUE(3)   OUTSTANDING       NET ASSETS  RETURN(4)  RETURN(4)
------------------------------------------------------------------------------------------------------------------------------------
FIDELITY VIP OVERSEAS SERVICE CLASS 2
            2012                     1.15%      2.60%     $  9.31    $ 18.72      226,595  $    3,389,951     17.29%    19.00%
            2011                     1.15%      2.60%        7.86      15.75      256,401       3,216,234    -19.38%   -18.29%
            2010                     1.15%      2.50%        9.67      19.36      258,604       4,156,534     10.05%    11.54%
            2009                     1.15%      2.50%        8.71      17.43      294,153       4,350,399     23.16%    24.78%
FTVIPT FRANKLIN INCOME SECURITIES CLASS 2
            2013                     0.65%      3.15%       12.16      16.44    2,023,784      29,468,648     10.41%    13.20%
            2012                     0.65%      3.15%       12.08      14.86    2,061,739      26,804,173      9.38%    11.92%
            2011                     0.65%      2.95%       11.03      12.07    2,116,041      24,843,072     -0.49%     1.72%
            2010                     0.65%      2.85%       10.97      11.93    2,212,406      25,815,263      9.51%    11.95%
            2009                     0.65%      2.85%        9.82      10.72    2,120,385      22,357,290     31.79%    34.58%
FTVIPT FRANKLIN SMALL-MID CAP GROWTH SECURITIES CLASS 2
            2012                     0.65%      2.95%        8.59      21.19      462,448       6,820,932      7.79%    10.14%
            2011                     0.65%      2.80%        7.88      19.42      567,271       7,748,218     -7.46%    -5.45%
            2010                     0.65%      2.80%        8.42      20.74      629,793       9,300,368     24.10%    26.80%
            2009                     0.65%      2.80%        6.70      16.51      680,642       7,975,242     39.61%    42.66%
FTVIPT MUTUAL SHARES SECURITIES CLASS 2
            2013                     0.65%      2.95%       11.85      17.25    1,673,204      22,234,982     24.53%    27.43%
            2012                     0.65%      2.95%        9.50      12.03    1,927,560      20,275,509     10.98%    13.50%
            2011                     0.65%      2.95%        8.78      10.61    2,052,964      19,162,940     -3.78%    -1.68%
            2010                     0.65%      2.80%        9.02       9.80    1,887,560      18,048,001      8.13%    10.47%
            2009                     0.65%      2.80%        8.19       8.93    1,674,952      14,663,495     22.57%    25.23%
FTVIPT TEMPLETON GLOBAL BOND SECURITIES CLASS 2
            2013                     0.65%      3.00%       11.01      18.74      628,352      11,218,740     -1.33%     0.97%
            2012                     0.65%      2.95%       12.95      18.68      722,341      12,980,353     11.72%    14.32%
            2011                     0.65%      2.95%       14.84      16.43      931,664      14,854,367     -3.61%    -1.51%
            2010                     0.65%      2.80%       15.40      16.79    1,042,826      17,080,105     11.29%    13.71%
            2009                     0.65%      2.80%       13.84      14.85    1,148,034      16,699,762     15.41%    17.90%
FTVIPT TEMPLETON GROWTH SECURITIES CLASS 2
            2013                     1.25%      2.75%       11.16      22.12      192,736       3,489,164     27.26%    29.20%
            2012                     1.25%      2.75%        8.77      17.18      243,987       3,433,882     17.77%    19.56%
            2011                     1.25%      2.75%        8.70      14.42      326,845       3,889,903     -9.32%    -8.13%
            2010                     1.25%      2.55%        9.59      15.75      388,040       5,102,032      4.70%     6.06%
            2009                     1.25%      2.55%        9.16      14.90      445,634       5,522,806     27.80%    29.47%
GOLDMAN SACHS VIT LARGE CAP VALUE SERVICE CLASS
            2013                     0.65%      2.45%       15.66      19.27       93,563       1,687,114     30.04%    32.07%
            2012                     0.65%      2.20%       11.87      14.59      110,212       1,512,678     16.24%    18.05%
            2011                     0.65%      2.20%       10.07      12.36      125,830       1,468,542     -9.29%    -7.87%
            2010                     0.65%      2.20%       13.13      13.39       64,486         857,331      9.08%    10.06%
            2009         5/19/09     0.75%      1.65%       12.04      12.16        9,804         119,035      0.99%    21.16%
HUNTINGTON VA BALANCED
            2013                     1.40%      1.40%       11.89      11.89          427           5,093     13.56%    13.56%
            2012          1/9/12     1.40%      1.40%       10.47      10.47          455           4,778      7.07%     7.07%
HUNTINGTON VA DIVIDEND CAPTURE
            2013                     1.40%      1.40%       12.77      12.77        3,661          46,736     18.30%    18.30%
            2012         1/23/12     1.40%      1.40%       10.79      10.79        3,879          41,864      5.81%     5.81%
INVESCO V.I. AMERICAN FRANCHISE SERIES I
            2013                     1.40%      2.60%        5.79      16.05       22,782         170,235     36.54%    38.19%
            2012         4/27/12     1.40%      2.60%        4.20      11.70       24,460         133,782     -4.20%    -3.42%
INVESCO V.I. AMERICAN FRANCHISE SERIES II
            2013                     1.40%      1.70%       12.97      13.46        1,866          24,296     37.45%    37.87%
            2012         4/27/12     1.40%      1.70%        9.44      13.09        5,736          59,052     -3.80%    -3.60%
INVESCO V.I. CAPITAL APPRECIATION SERIES I
            2011                     1.40%      2.60%        3.79      10.61       27,990         137,286     -9.83%    -9.19%
            2010                     1.40%      2.10%        4.19       4.86       36,269         177,636     13.60%    13.88%
            2009                     1.40%      1.65%        3.69       4.27       44,985         179,686     19.10%    19.40%


                   INVESTMENT
                   INCOME
SUBACCOUNT  YEAR   RATIO(5)
------------------------------------------------------------------------------------------------------------------------------------
FIDELITY VIP OVERSEAS SERVICE CLASS 2
            2012      1.66%
            2011      1.00%
            2010      1.14%
            2009      1.92%
FTVIPT FRANKLIN INCOME SECURITIES CLASS 2
            2013      6.21%
            2012      6.74%
            2011      5.75%
            2010      6.44%
            2009      8.12%
FTVIPT FRANKLIN SMALL-MID CAP GROWTH SECURITIES CLASS 2
            2012      0.00%
            2011      0.00%
            2010      0.00%
            2009      0.00%
FTVIPT MUTUAL SHARES SECURITIES CLASS 2
            2013      2.06%
            2012      2.05%
            2011      2.40%
            2010      1.63%
            2009      1.97%
FTVIPT TEMPLETON GLOBAL BOND SECURITIES CLASS 2
            2013      4.79%
            2012      6.49%
            2011      5.64%
            2010      1.40%
            2009     14.48%
FTVIPT TEMPLETON GROWTH SECURITIES CLASS 2
            2013      2.68%
            2012      2.08%
            2011      1.34%
            2010      1.36%
            2009      3.19%
GOLDMAN SACHS VIT LARGE CAP VALUE SERVICE CLASS
            2013      0.93%
            2012      1.10%
            2011      1.31%
            2010      1.30%
            2009      4.21%
HUNTINGTON VA BALANCED
            2013      1.96%
            2012      1.65%
HUNTINGTON VA DIVIDEND CAPTURE
            2013      3.06%
            2012      4.95%
INVESCO V.I. AMERICAN FRANCHISE SERIES I
            2013      0.43%
            2012      0.00%
INVESCO V.I. AMERICAN FRANCHISE SERIES II
            2013      0.16%
            2012      0.00%
INVESCO V.I. CAPITAL APPRECIATION SERIES I
            2011      0.15%
            2010      0.78%
            2009      0.62%

LINCOLN NEW YORK ACCOUNT N FOR VARIABLE ANNUITIES


                                  MINIMUM    MAXIMUM    MINIMUM    MAXIMUM                                  MINIMUM    MAXIMUM
                   COMMENCEMENT   FEE        FEE        UNIT       UNIT       UNITS                         TOTAL      TOTAL
SUBACCOUNT  YEAR   DATE(1)        RATE(2)    RATE(2)    VALUE(3)   VALUE(3)   OUTSTANDING       NET ASSETS  RETURN(4)  RETURN(4)
------------------------------------------------------------------------------------------------------------------------------------
INVESCO V.I. CAPITAL APPRECIATION SERIES II
            2011                     1.40%      1.70%     $  8.55    $ 11.85        6,580  $       60,748     -9.66%    -9.39%
            2010                     1.40%      1.70%        9.47      13.11        6,814          69,484     13.27%    13.61%
            2009                     1.25%      1.70%        8.36      11.56        9,168          86,254     18.69%    19.22%
INVESCO V.I. CORE EQUITY SERIES I
            2013                     1.40%      1.65%       10.50      11.47       19,672         222,136     27.14%    27.45%
            2012                     1.40%      1.65%        8.26       9.00       25,187         224,007     12.02%    12.30%
            2011                     1.40%      1.65%        7.38       8.02       48,973         382,029     -1.70%    -1.45%
            2010                     1.40%      1.65%        7.50       8.13       52,914         419,992      7.76%     8.03%
            2009                     1.40%      2.15%        6.96      10.76       72,234         533,456     25.57%    26.51%
INVESCO V.I. CORE EQUITY SERIES II
            2013                     1.40%      1.40%       16.29      16.29           99           1,608     27.15%    27.15%
            2012                     1.40%      1.60%       12.81      16.78          731          10,565     11.82%    12.04%
            2011                     1.40%      1.60%       11.43      15.01          629           8,279     -1.88%    -1.68%
            2010                     1.40%      1.60%       11.63      15.30          666           9,230      7.53%     7.74%
            2009                     1.40%      1.60%       10.79      14.23        1,430          16,483     25.96%    26.21%
INVESCO V.I. INTERNATIONAL GROWTH SERIES I
            2013                     1.40%      1.40%       15.64      15.64        5,363          83,862     17.36%    17.36%
            2012                     1.40%      1.40%       13.33      13.33        8,988         119,769     13.93%    13.93%
            2011                     1.40%      1.40%       11.70      11.70        9,374         109,643     -8.04%    -8.04%
            2010                     1.40%      1.40%       12.72      12.72        9,649         122,723     11.30%    11.30%
            2009                     1.40%      1.40%       11.43      11.43       10,020         114,506     33.36%    33.36%
INVESCO V.I. INTERNATIONAL GROWTH SERIES II
            2013                     1.40%      1.65%       23.78      27.83        2,433          60,278     16.78%    17.07%
            2012                     1.40%      1.70%       19.63      23.82        2,935          61,999     13.32%    13.66%
            2011                     1.40%      1.70%       17.32      21.00       10,202         199,478     -8.56%    -8.29%
            2010                     1.40%      1.70%       18.95      22.94       10,304         219,863     10.71%    11.04%
            2009                     1.40%      1.70%       17.11      20.70       10,720         205,627     32.63%    33.04%
JANUS ASPEN BALANCED SERVICE CLASS
            2013                     1.35%      1.70%       20.53      21.52       42,585         894,479     17.78%    18.20%
            2012                     1.35%      1.70%       17.43      18.26       37,595         668,214     11.46%    11.86%
            2011                     1.35%      1.70%       15.64      16.36       39,014         622,262     -0.35%    -0.01%
            2010                     1.35%      1.70%       15.70      16.40       40,823         653,622      6.30%     6.67%
            2009                     1.35%      1.70%       14.77      15.42       49,333         742,768     23.47%    23.90%
JANUS ASPEN ENTERPRISE SERVICE CLASS
            2013                     1.25%      1.70%       25.87      33.28       16,497         496,809     29.81%    30.40%
            2012                     1.25%      1.70%       19.93      25.61       18,234         419,296     15.02%    15.54%
            2011                     1.25%      1.70%       17.32      22.25       27,036         542,131     -3.31%    -2.87%
            2010                     1.25%      1.70%       17.92      22.99       31,864         663,530     23.41%    23.96%
            2009                     1.25%      1.70%       14.52      18.61       46,217         765,293     42.01%    42.65%
JANUS ASPEN GLOBAL RESEARCH SERVICE CLASS
            2013                     1.40%      1.50%       14.72      17.31          757          12,648     26.17%    26.32%
            2012                     1.40%      1.50%       11.66      13.72          723           9,644     18.08%    18.19%
            2011                     1.40%      1.60%        9.86      11.85          984          11,247    -15.36%   -15.18%
            2010                     1.40%      1.60%       13.71      14.00        1,495          20,304     13.69%    13.86%
            2009                     1.45%      1.60%       12.05      12.31        1,419          17,207     35.23%    35.43%
LVIP AMERICAN GLOBAL GROWTH SERVICE CLASS II
            2013                     1.25%      2.75%       15.31      17.01      172,937       2,898,684     25.20%    27.09%
            2012                     1.25%      2.75%       12.22      13.38      152,239       2,014,038     18.86%    20.59%
            2011                     1.25%      2.70%       10.99      11.09      127,945       1,409,213    -10.97%   -10.43%
            2010        11/29/10     1.30%      1.90%       12.34      12.38       10,447         129,265      1.13%     5.76%
LVIP AMERICAN GLOBAL SMALL CAPITALIZATION SERVICE CLASS II
            2013                     1.15%      2.95%       14.04      14.95      187,872       2,763,850     24.07%    26.33%
            2012                     1.15%      2.95%       11.39      11.84      216,047       2,527,942     14.62%    16.40%
            2011                     1.15%      2.70%       10.06      10.15      138,964       1,404,041    -21.00%   -20.52%
            2010        11/23/10     1.30%      1.90%       12.73      12.77        5,921          75,551      1.82%     5.45%


                   INVESTMENT
                   INCOME
SUBACCOUNT  YEAR   RATIO(5)
------------------------------------------------------------------------------------------------------------------------------------
INVESCO V.I. CAPITAL APPRECIATION SERIES II
            2011      0.00%
            2010      0.54%
            2009      0.28%
INVESCO V.I. CORE EQUITY SERIES I
            2013      1.29%
            2012      0.81%
            2011      0.95%
            2010      0.94%
            2009      1.73%
INVESCO V.I. CORE EQUITY SERIES II
            2013      0.93%
            2012      0.92%
            2011      0.83%
            2010      0.45%
            2009      0.94%
INVESCO V.I. INTERNATIONAL GROWTH SERIES I
            2013      1.31%
            2012      1.48%
            2011      1.54%
            2010      2.33%
            2009      1.21%
INVESCO V.I. INTERNATIONAL GROWTH SERIES II
            2013      1.06%
            2012      0.71%
            2011      1.16%
            2010      1.81%
            2009      1.41%
JANUS ASPEN BALANCED SERVICE CLASS
            2013      1.34%
            2012      2.53%
            2011      2.16%
            2010      2.46%
            2009      2.53%
JANUS ASPEN ENTERPRISE SERVICE CLASS
            2013      0.37%
            2012      0.00%
            2011      0.00%
            2010      0.00%
            2009      0.00%
JANUS ASPEN GLOBAL RESEARCH SERVICE CLASS
            2013      1.24%
            2012      0.78%
            2011      0.44%
            2010      0.46%
            2009      1.21%
LVIP AMERICAN GLOBAL GROWTH SERVICE CLASS II
            2013      0.93%
            2012      0.99%
            2011      0.09%
            2010      0.00%
LVIP AMERICAN GLOBAL SMALL CAPITALIZATION SERVICE CLASS II
            2013      0.22%
            2012      1.04%
            2011      0.90%
            2010      0.00%

LINCOLN NEW YORK ACCOUNT N FOR VARIABLE ANNUITIES


                                  MINIMUM    MAXIMUM    MINIMUM    MAXIMUM                                  MINIMUM    MAXIMUM
                   COMMENCEMENT   FEE        FEE        UNIT       UNIT       UNITS                         TOTAL      TOTAL
SUBACCOUNT  YEAR   DATE(1)        RATE(2)    RATE(2)    VALUE(3)   VALUE(3)   OUTSTANDING       NET ASSETS  RETURN(4)  RETURN(4)
------------------------------------------------------------------------------------------------------------------------------------
LVIP AMERICAN GROWTH SERVICE CLASS II
            2013                     1.25%      2.95%     $ 15.97    $ 17.48      612,680  $   10,509,554     25.89%    28.05%
            2012                     1.25%      2.95%       12.68      13.65      569,028       7,657,989     14.04%    15.99%
            2011                     1.25%      2.95%       11.65      11.76      331,443       3,874,337     -6.47%    -5.91%
            2010        11/19/10     1.30%      1.90%       12.46      12.50       31,890         397,998      1.80%     6.38%
LVIP AMERICAN GROWTH-INCOME SERVICE CLASS II
            2013                     1.15%      2.95%       16.16      17.86      553,749       9,708,284     29.16%    31.37%
            2012                     1.25%      2.95%       12.50      13.60      562,218       7,534,156     13.64%    15.59%
            2011                     1.25%      2.95%       11.65      11.76      323,320       3,771,189     -4.07%    -3.50%
            2010        11/22/10     1.30%      1.90%       12.14      12.18       30,537         371,435      0.85%     4.53%
LVIP AMERICAN INTERNATIONAL SERVICE CLASS II
            2013                     1.15%      2.95%       12.59      14.47      425,647       6,030,101     17.63%    19.77%
            2012                     1.15%      2.95%       10.70      12.05      369,188       4,395,794     14.10%    16.00%
            2011                     1.25%      2.90%       10.29      10.38      269,042       2,773,266    -15.94%   -15.43%
            2010         12/2/10     1.30%      1.90%       12.24      12.27       10,767         132,078      1.02%     1.95%
LVIP BARON GROWTH OPPORTUNITIES SERVICE CLASS
            2013                     0.75%      3.00%       16.37      23.81      681,270      12,168,517     36.00%    39.02%
            2012                     0.75%      2.95%       12.02      17.51      700,349       9,051,967     14.81%    17.36%
            2011                     0.75%      2.95%       10.49      11.44      714,612       7,950,911      1.15%     3.25%
            2010                     0.75%      2.80%       10.37      11.14      672,638       7,321,779     22.90%    25.44%
            2009                     0.75%      2.80%        8.50       8.92      595,873       5,229,059     34.84%    37.28%
LVIP BLACKROCK EMERGING MARKETS RPM SERVICE CLASS
            2013                     0.65%      2.95%        9.87       9.97      539,760       5,355,254     -9.90%    -9.27%
            2012        10/22/12     1.25%      1.95%       10.96      10.99       12,282         134,782      2.45%     8.80%
LVIP BLACKROCK EQUITY DIVIDEND RPM SERVICE CLASS
            2013                     0.65%      3.20%       10.88      17.16    1,314,429      16,643,886     14.49%    17.04%
            2012                     0.75%      2.95%        9.97      14.98      235,730       2,562,320     13.30%    15.82%
            2011                     0.75%      2.95%        8.79       9.73      149,732       1,417,960     -5.50%    -3.54%
            2010                     0.75%      2.80%        9.30      10.14      127,314       1,255,952     14.39%    16.30%
            2009                     1.15%      2.80%        8.14       8.73      153,112       1,307,180     20.01%    21.58%
LVIP BLACKROCK GLOBAL ALLOCATION V.I. RPM SERVICE CLASS
            2013         5/21/13     0.65%      2.95%       10.32      10.47    1,663,764      17,326,637      1.52%     7.64%
LVIP BLACKROCK INFLATION PROTECTED BOND SERVICE CLASS
            2013                     0.59%      2.99%        9.76      10.77    4,339,205      45,202,832    -11.32%    -9.30%
            2012                     0.80%      3.05%       11.01      11.87    1,861,065      21,594,482      3.05%     5.40%
            2011                     0.80%      3.05%       10.94      11.17    1,085,655      12,052,355      9.01%    10.43%
            2010        11/18/10     1.30%      2.60%       10.04      10.12      114,500       1,156,079     -2.28%     1.08%
LVIP CAPITAL GROWTH SERVICE CLASS
            2013                     0.65%      2.95%       12.38      16.65      228,616       3,268,512     32.17%    34.79%
            2012                     0.65%      2.60%        9.36      12.37      275,180       2,885,053     15.71%    18.00%
            2011                     0.65%      2.60%        8.11      10.50      255,031       2,256,322    -11.53%    -9.83%
            2010                     0.65%      2.55%        9.17       9.82      182,917       1,759,064     15.68%    17.92%
            2009                     0.65%      2.70%        7.95       8.31      108,531         886,634     31.27%    33.52%
LVIP CLARION GLOBAL REAL ESTATE SERVICE CLASS
            2013                     0.65%      2.95%        7.53      16.89      857,804       7,000,258      0.05%     2.22%
            2012                     0.80%      2.95%        7.52      16.89      830,354       6,683,552     20.78%    23.40%
            2011                     0.80%      2.95%        6.22       6.79      866,351       5,694,866    -11.42%    -9.71%
            2010                     0.90%      2.80%        7.02       7.52      730,226       5,337,719     14.42%    16.61%
            2009                     0.90%      2.80%        6.17       6.40      647,497       4,093,020     33.96%    35.92%
LVIP COLUMBIA SMALL-MID CAP GROWTH RPM SERVICE CLASS
            2013                     0.65%      3.20%       10.64      18.14      782,239       9,021,083     20.90%    23.10%
            2012                     1.15%      2.95%        8.77      15.00      213,107       1,988,901      3.12%     5.00%
            2011                     1.15%      2.95%        8.49       9.18      203,299       1,816,660    -10.42%    -8.88%
            2010                     1.15%      2.85%        9.50      10.08      150,691       1,480,721     23.43%    25.49%
            2009                     1.15%      2.80%        7.80       8.03      135,348       1,065,818     45.19%    46.36%


                   INVESTMENT
                   INCOME
SUBACCOUNT  YEAR   RATIO(5)
------------------------------------------------------------------------------------------------------------------------------------
LVIP AMERICAN GROWTH SERVICE CLASS II
            2013      0.62%
            2012      0.24%
            2011      0.06%
            2010      0.00%
LVIP AMERICAN GROWTH-INCOME SERVICE CLASS II
            2013      1.05%
            2012      1.29%
            2011      0.12%
            2010      0.00%
LVIP AMERICAN INTERNATIONAL SERVICE CLASS II
            2013      1.08%
            2012      2.55%
            2011      0.10%
            2010      0.00%
LVIP BARON GROWTH OPPORTUNITIES SERVICE CLASS
            2013      0.42%
            2012      1.18%
            2011      0.00%
            2010      0.00%
            2009      0.00%
LVIP BLACKROCK EMERGING MARKETS RPM SERVICE CLASS
            2013      1.12%
            2012      1.09%
LVIP BLACKROCK EQUITY DIVIDEND RPM SERVICE CLASS
            2013      2.36%
            2012      0.52%
            2011      0.80%
            2010      0.72%
            2009      0.96%
LVIP BLACKROCK GLOBAL ALLOCATION V.I. RPM SERVICE CLASS
            2013      0.00%
LVIP BLACKROCK INFLATION PROTECTED BOND SERVICE CLASS
            2013      0.33%
            2012      0.00%
            2011      3.08%
            2010      0.91%
LVIP CAPITAL GROWTH SERVICE CLASS
            2013      0.00%
            2012      0.00%
            2011      0.00%
            2010      0.00%
            2009      0.07%
LVIP CLARION GLOBAL REAL ESTATE SERVICE CLASS
            2013      0.00%
            2012      0.00%
            2011      0.00%
            2010      0.00%
            2009      0.00%
LVIP COLUMBIA SMALL-MID CAP GROWTH RPM SERVICE CLASS
            2013      0.00%
            2012      0.00%
            2011      0.00%
            2010      0.00%
            2009      0.00%

LINCOLN NEW YORK ACCOUNT N FOR VARIABLE ANNUITIES


                                  MINIMUM    MAXIMUM    MINIMUM    MAXIMUM                                  MINIMUM    MAXIMUM
                   COMMENCEMENT   FEE        FEE        UNIT       UNIT       UNITS                         TOTAL      TOTAL
SUBACCOUNT  YEAR   DATE(1)        RATE(2)    RATE(2)    VALUE(3)   VALUE(3)   OUTSTANDING       NET ASSETS  RETURN(4)  RETURN(4)
------------------------------------------------------------------------------------------------------------------------------------
LVIP DELAWARE BOND STANDARD CLASS
            2013                     1.25%      2.80%     $ 10.21    $ 19.81      445,926  $    7,449,743     -5.01%    -3.52%
            2012                     1.25%      2.80%       12.69      20.57      551,257       9,582,267      3.66%     5.28%
            2011                     1.25%      2.80%       12.49      19.57      671,512      11,251,111      4.82%     6.30%
            2010                     1.25%      2.65%       11.91      18.43      790,437      12,528,566      5.65%     7.14%
            2009                     1.25%      2.65%       11.28      17.23      939,493      14,140,359     15.79%    17.42%
LVIP DELAWARE BOND SERVICE CLASS
            2013                     0.65%      3.20%        9.97      14.24    5,780,850      76,508,696     -5.71%    -3.28%
            2012                     0.65%      3.20%       10.60      14.82    5,124,573      71,002,783      3.15%     5.55%
            2011                     0.65%      2.95%       10.98      14.14    4,320,019      57,660,438      4.30%     6.56%
            2010                     0.65%      2.80%       11.62      13.36    3,666,301      46,866,116      5.13%     7.42%
            2009                     0.65%      2.80%       11.18      12.53    3,621,392      43,880,347     15.50%    17.71%
LVIP DELAWARE DIVERSIFIED FLOATING RATE SERVICE CLASS
            2013                     0.65%      3.20%        9.46      10.24    2,930,373      29,081,441     -2.46%    -0.30%
            2012                     0.80%      3.00%        9.77      10.27      856,206       8,590,907      0.99%     3.13%
            2011                     0.80%      2.90%        9.68       9.88      538,092       5,281,610     -2.99%    -1.77%
            2010        11/23/10     1.30%      2.55%        9.98      10.06       79,582         798,262     -0.05%     0.03%
LVIP DELAWARE FOUNDATION AGGRESSIVE ALLOCATION STANDARD CLASS
            2013                     1.25%      2.45%       13.97      20.46       16,455         316,720     17.33%    18.74%
            2012                     1.25%      2.45%       11.91      17.29       17,313         280,943     10.56%    11.88%
            2011                     1.25%      2.45%       10.77      15.51       19,339         280,500     -4.40%    -3.24%
            2010                     1.25%      2.45%       11.27      16.08       24,404         368,235      9.77%    11.09%
            2009                     1.25%      2.45%       10.26      14.53       32,353         438,586     28.79%    30.35%
LVIP DELAWARE FOUNDATION AGGRESSIVE ALLOCATION SERVICE CLASS
            2013                     1.25%      2.80%       13.27      18.93      141,001       2,372,460     16.63%    18.45%
            2012                     1.25%      2.80%       11.38      15.92      167,410       2,403,603      9.89%    11.61%
            2011                     1.25%      2.80%       10.35      14.28      211,759       2,709,839     -4.97%    -3.49%
            2010                     1.25%      2.85%       10.87      14.88      264,021       3,524,951      9.05%    10.81%
            2009                     1.25%      2.85%        9.96      13.44      283,186       3,425,915     27.96%    29.96%
LVIP DELAWARE GROWTH AND INCOME SERVICE CLASS
            2013                     0.75%      2.55%       13.74      15.29      124,697       1,849,904     29.46%    31.81%
            2012                     0.75%      2.55%       10.61      11.67      142,592       1,619,569     12.03%    14.06%
            2011                     0.75%      2.55%        9.32      10.28      180,122       1,810,353     -1.70%     0.09%
            2010                     0.75%      2.55%        9.32      10.33      149,036       1,509,371      9.71%    11.70%
            2009                     0.75%      2.55%        8.75       9.30      128,534       1,178,088     21.36%    22.63%
LVIP DELAWARE SOCIAL AWARENESS STANDARD CLASS
            2013                     1.25%      2.60%       15.08      25.40       26,933         603,333     32.21%    34.00%
            2012                     1.25%      2.60%       11.41      19.02       40,461         699,016     12.32%    13.85%
            2011                     1.25%      2.60%       13.92      16.76       47,269         720,749     -1.45%    -0.61%
            2010                     1.25%      2.10%       14.07      16.93       52,379         815,938      9.69%    10.18%
            2009                     1.25%      1.70%       12.83      15.41       62,558         887,698     27.81%    28.39%
LVIP DELAWARE SOCIAL AWARENESS SERVICE CLASS
            2013                     1.05%      2.90%       14.12      22.75      191,475       3,684,457     31.35%    33.80%
            2012                     1.05%      2.90%       11.18      17.05      177,317       2,600,910     11.60%    13.45%
            2011                     0.75%      2.90%        9.43      15.05      178,709       2,336,775     -2.24%    -0.46%
            2010                     0.75%      2.55%        9.47      15.21      162,869       2,248,485      8.60%    10.35%
            2009                     0.75%      2.45%        8.58      13.86      193,793       2,474,240     26.41%    28.57%
LVIP DELAWARE SPECIAL OPPORTUNITIES SERVICE CLASS
            2013                     0.80%      2.85%       11.78      16.59      265,206       3,351,313     29.57%    32.26%
            2012                     0.80%      2.85%        9.10      12.54      320,240       3,096,513     11.31%    13.62%
            2011                     0.80%      2.95%        8.28       8.80      232,336       2,001,697     -7.91%    -6.71%
            2010                     1.25%      2.55%        9.19       9.43      141,879       1,310,134     27.66%    28.56%
            2009                     1.25%      2.50%        7.21       7.33      166,672       1,208,196     27.54%    28.37%
LVIP DIMENSIONAL NON-U.S. EQUITY RPM SERVICE CLASS
            2013                     1.10%      3.20%       10.56      11.08      385,203       4,200,347     11.50%    13.58%
            2012                     1.10%      2.95%        9.53       9.76      174,360       1,684,193     15.49%    17.18%
            2011          6/8/11     1.10%      2.55%        8.25       8.33       64,951         539,196    -18.01%     6.23%


                   INVESTMENT
                   INCOME
SUBACCOUNT  YEAR   RATIO(5)
------------------------------------------------------------------------------------------------------------------------------------
LVIP DELAWARE BOND STANDARD CLASS
            2013      1.62%
            2012      1.85%
            2011      3.30%
            2010      3.17%
            2009      4.00%
LVIP DELAWARE BOND SERVICE CLASS
            2013      1.55%
            2012      1.77%
            2011      3.20%
            2010      2.95%
            2009      4.59%
LVIP DELAWARE DIVERSIFIED FLOATING RATE SERVICE CLASS
            2013      0.82%
            2012      1.38%
            2011      2.35%
            2010      0.44%
LVIP DELAWARE FOUNDATION AGGRESSIVE ALLOCATION STANDARD CLASS
            2013      1.54%
            2012      1.77%
            2011      1.96%
            2010      2.54%
            2009      1.67%
LVIP DELAWARE FOUNDATION AGGRESSIVE ALLOCATION SERVICE CLASS
            2013      1.25%
            2012      1.41%
            2011      1.76%
            2010      2.47%
            2009      1.47%
LVIP DELAWARE GROWTH AND INCOME SERVICE CLASS
            2013      1.37%
            2012      0.68%
            2011      0.79%
            2010      0.68%
            2009      0.96%
LVIP DELAWARE SOCIAL AWARENESS STANDARD CLASS
            2013      1.19%
            2012      0.74%
            2011      0.74%
            2010      0.59%
            2009      0.70%
LVIP DELAWARE SOCIAL AWARENESS SERVICE CLASS
            2013      0.97%
            2012      0.40%
            2011      0.42%
            2010      0.25%
            2009      0.36%
LVIP DELAWARE SPECIAL OPPORTUNITIES SERVICE CLASS
            2013      0.70%
            2012      0.49%
            2011      0.00%
            2010      0.39%
            2009      0.93%
LVIP DIMENSIONAL NON-U.S. EQUITY RPM SERVICE CLASS
            2013      2.66%
            2012      2.80%
            2011      0.14%

LINCOLN NEW YORK ACCOUNT N FOR VARIABLE ANNUITIES


                                  MINIMUM    MAXIMUM    MINIMUM    MAXIMUM                                  MINIMUM    MAXIMUM
                   COMMENCEMENT   FEE        FEE        UNIT       UNIT       UNITS                         TOTAL      TOTAL
SUBACCOUNT  YEAR   DATE(1)        RATE(2)    RATE(2)    VALUE(3)   VALUE(3)   OUTSTANDING       NET ASSETS  RETURN(4)  RETURN(4)
------------------------------------------------------------------------------------------------------------------------------------
LVIP DIMENSIONAL U.S. EQUITY RPM SERVICE CLASS
            2013                     1.10%      2.95%     $ 13.20    $ 13.85      633,735  $    8,656,912     25.11%    27.45%
            2012                     1.10%      2.95%       10.73      10.87      283,414       3,052,411     14.91%    15.83%
            2011          6/8/11     1.10%      1.90%        9.34       9.39       66,209         619,972     -7.18%    11.21%
LVIP DIMENSIONAL/VANGUARD TOTAL BOND SERVICE CLASS
            2013                     0.65%      3.20%        9.70      10.27    1,637,640      16,457,173     -5.83%    -3.78%
            2012                     0.80%      2.95%       10.31      10.63      925,295       9,734,371      0.47%     2.40%
            2011          6/7/11     1.05%      2.95%       10.26      10.38      605,794       6,263,544     -0.07%     3.54%
LVIP GLOBAL INCOME SERVICE CLASS
            2013                     0.65%      3.00%        9.82      11.97    1,743,387      19,824,130     -5.93%    -3.79%
            2012                     0.75%      3.00%       10.46      12.44    1,484,706      17,746,379      4.30%     6.62%
            2011                     0.75%      2.95%       11.04      11.66    1,262,369      14,310,639     -2.01%     0.07%
            2010                     0.75%      2.85%       11.27      11.66      655,511       7,511,475      6.40%     8.61%
            2009         7/10/09     0.75%      2.80%       10.60      10.73      127,526       1,359,469     -2.16%     5.43%
LVIP JPMORGAN HIGH YIELD SERVICE CLASS
            2013                     0.65%      2.95%       12.07      13.27      618,026       7,958,743      3.21%     5.51%
            2012                     0.75%      3.00%       11.87      12.48      549,278       6,754,568     11.30%    13.42%
            2011                     1.05%      2.95%       10.85      10.96      323,764       3,530,487      0.60%     1.21%
            2010        11/19/10     1.30%      1.90%       10.78      10.83       12,833         138,587      0.54%     0.76%
LVIP JPMORGAN MID CAP VALUE RPM SERVICE CLASS
            2013                     0.65%      3.20%       11.17      15.71      840,637      10,067,316     20.33%    22.27%
            2012                     1.30%      2.90%        9.26       9.96      159,132       1,552,148     10.55%    12.00%
            2011                     1.05%      2.85%        8.39       8.89      116,891       1,019,808     -4.47%    -3.27%
            2010                     1.30%      2.55%        8.83       9.19       87,323         790,627     21.50%    22.84%
            2009                     1.30%      2.40%        7.37       7.46       58,275         431,485     22.01%    22.63%
LVIP MANAGED RISK PROFILE 2010 SERVICE CLASS
            2013                     1.30%      2.55%       11.08      12.03       41,070         486,209      5.92%     7.26%
            2012                     1.30%      2.55%       10.46      11.22       34,399         380,690      5.55%     6.87%
            2011                     1.30%      2.55%        9.91      10.50       80,430         832,654     -1.55%    -0.31%
            2010                     1.30%      2.55%       10.07      10.53       90,394         935,858      8.39%     9.75%
            2009                     1.30%      2.55%        9.36       9.60       86,639         822,784     21.34%    22.49%
LVIP MANAGED RISK PROFILE 2020 SERVICE CLASS
            2013                     1.30%      2.55%       10.74      11.66       27,443         309,639      8.06%     9.42%
            2012                     1.30%      2.55%        9.94      10.66       40,590         419,828      5.38%     6.71%
            2011                     1.30%      2.55%        9.43       9.99      316,250       3,104,254     -2.57%    -1.34%
            2010                     1.25%      2.55%        9.68      10.14       50,353         501,684      8.95%    10.36%
            2009                     1.25%      2.55%        9.03       9.18       51,484         466,940     22.99%    23.73%
LVIP MANAGED RISK PROFILE 2030 SERVICE CLASS
            2013                     1.30%      1.90%       11.09      11.54       29,883         337,344     11.32%    11.99%
            2012                     1.30%      1.90%        9.96      10.30       30,077         304,169      5.60%     6.24%
            2011                     1.30%      1.90%        9.43       9.70       40,148         384,876     -2.68%    -2.09%
            2010                     1.30%      1.90%        9.69       9.90       42,279         414,905     10.15%    10.81%
            2009                     1.30%      1.90%        8.80       8.94       53,848         477,964     25.25%    26.00%
LVIP MANAGED RISK PROFILE 2040 SERVICE CLASS
            2013                     1.80%      1.80%       10.65      10.65          916           9,752     14.20%    14.20%
            2012                     1.80%      1.80%        9.32       9.32          923           8,604      4.95%     4.95%
            2011                     1.80%      1.80%        8.88       8.88          931           8,275     -3.48%    -3.48%
            2010                     1.65%      1.90%        9.17       9.25        8,284          76,452     11.25%    11.53%
            2009                     1.60%      1.90%        8.24       8.31       15,520         128,587     28.17%    28.56%
LVIP MANAGED RISK PROFILE CONSERVATIVE SERVICE CLASS
            2013                     0.65%      3.20%       11.38      15.09    5,162,970      74,258,660      6.03%     8.76%
            2012                     0.65%      3.20%       12.00      13.96    3,890,852      52,058,476      6.43%     8.79%
            2011                     0.65%      2.85%       11.62      12.91    1,421,904      17,794,544      0.52%     2.65%
            2010                     0.75%      2.85%       11.56      12.64    1,028,388      12,635,635      7.14%     8.86%
            2009                     1.25%      2.85%       10.79      11.61      833,593       9,465,517     21.05%    23.00%


                   INVESTMENT
                   INCOME
SUBACCOUNT  YEAR   RATIO(5)
------------------------------------------------------------------------------------------------------------------------------------
LVIP DIMENSIONAL U.S. EQUITY RPM SERVICE CLASS
            2013      1.27%
            2012      1.15%
            2011      0.00%
LVIP DIMENSIONAL/VANGUARD TOTAL BOND SERVICE CLASS
            2013      1.39%
            2012      1.68%
            2011      0.19%
LVIP GLOBAL INCOME SERVICE CLASS
            2013      0.27%
            2012      1.76%
            2011      4.80%
            2010      3.82%
            2009      2.66%
LVIP JPMORGAN HIGH YIELD SERVICE CLASS
            2013      4.71%
            2012      5.07%
            2011      7.32%
            2010      1.01%
LVIP JPMORGAN MID CAP VALUE RPM SERVICE CLASS
            2013      0.45%
            2012      0.00%
            2011      0.00%
            2010      0.00%
            2009      0.36%
LVIP MANAGED RISK PROFILE 2010 SERVICE CLASS
            2013      1.15%
            2012      1.54%
            2011      0.59%
            2010      0.86%
            2009      1.73%
LVIP MANAGED RISK PROFILE 2020 SERVICE CLASS
            2013      0.89%
            2012      0.93%
            2011      0.42%
            2010      0.66%
            2009      1.78%
LVIP MANAGED RISK PROFILE 2030 SERVICE CLASS
            2013      1.09%
            2012      1.19%
            2011      0.64%
            2010      0.56%
            2009      1.46%
LVIP MANAGED RISK PROFILE 2040 SERVICE CLASS
            2013      1.03%
            2012      1.20%
            2011      0.19%
            2010      0.40%
            2009      1.27%
LVIP MANAGED RISK PROFILE CONSERVATIVE SERVICE CLASS
            2013      1.94%
            2012      4.46%
            2011      1.93%
            2010      3.66%
            2009      4.42%

LINCOLN NEW YORK ACCOUNT N FOR VARIABLE ANNUITIES


                                  MINIMUM    MAXIMUM    MINIMUM    MAXIMUM                                  MINIMUM    MAXIMUM
                   COMMENCEMENT   FEE        FEE        UNIT       UNIT       UNITS                         TOTAL      TOTAL
SUBACCOUNT  YEAR   DATE(1)        RATE(2)    RATE(2)    VALUE(3)   VALUE(3)   OUTSTANDING       NET ASSETS  RETURN(4)  RETURN(4)
------------------------------------------------------------------------------------------------------------------------------------
LVIP MANAGED RISK PROFILE GROWTH SERVICE CLASS
            2013                     0.65%      3.20%     $ 11.45    $ 14.65   20,264,138  $  277,310,692      9.70%    12.42%
            2012                     0.75%      3.20%       11.06      12.73    8,008,505      98,396,039      5.87%     8.06%
            2011                     0.75%      2.80%       10.25      11.84    1,884,835      21,580,166     -3.00%    -0.99%
            2010                     0.75%      2.80%       10.37      12.01    1,687,929      19,727,783      9.33%    11.42%
            2009                     0.90%      2.80%       10.08      10.80    1,332,778      14,124,608     25.16%    27.05%
LVIP MANAGED RISK PROFILE MODERATE SERVICE CLASS
            2013                     0.65%      3.20%       11.40      14.87   19,215,956     273,222,333      8.07%    10.86%
            2012                     0.65%      3.20%       11.39      13.49    9,766,303     126,050,654      6.20%     8.50%
            2011                     0.75%      2.90%       11.16      12.49    4,221,992      50,672,579     -1.92%     0.16%
            2010                     0.75%      2.85%       11.16      12.54    3,194,946      39,011,600      8.54%    10.68%
            2009                     0.90%      2.85%       10.57      11.37    2,881,089      32,177,868     24.14%    26.27%
LVIP MFS INTERNATIONAL GROWTH SERVICE CLASS
            2013                     0.65%      2.90%        8.90      14.66      495,944       4,818,032     10.08%    12.58%
            2012                     0.65%      2.90%        8.07      13.04      474,501       4,116,302     15.93%    18.35%
            2011                     0.65%      2.70%        6.96      11.04      412,107       3,056,730    -12.50%   -10.68%
            2010                     0.65%      2.70%        7.95       8.53      359,169       2,972,670      9.82%    11.98%
            2009                     0.75%      2.70%        7.33       7.62      271,562       2,021,186     32.50%    34.50%
LVIP MFS INTERNATIONAL GROWTH RPM SERVICE CLASS
            2013          6/3/13     1.25%      2.95%        9.96      10.07      249,676       2,508,587     -0.80%     9.08%
LVIP MFS VALUE SERVICE CLASS
            2013                     0.65%      3.15%       11.59      18.21    1,226,783      15,920,440     31.42%    34.74%
            2012                     0.65%      3.15%        8.79      12.42    1,343,113      12,992,118     12.84%    15.29%
            2011                     0.65%      2.80%        7.79      10.79    1,261,992      10,575,160     -3.10%    -1.00%
            2010                     0.65%      2.80%        8.04       8.69      942,376       7,930,493      8.24%    10.59%
            2009                     0.65%      2.80%        7.50       7.86      597,763       4,580,700     17.75%    19.89%
LVIP MID-CAP VALUE SERVICE CLASS
            2013                     0.65%      2.80%       11.28      16.99      426,702       5,200,795     30.12%    32.75%
            2012                     0.75%      2.90%        8.65      12.80      421,062       3,905,496     20.34%    22.89%
            2011                     0.75%      2.85%        7.19       7.92      427,742       3,244,684    -12.09%   -10.22%
            2010                     0.75%      2.85%        8.19       8.77      349,617       2,979,731     20.18%    22.48%
            2009                     0.90%      2.80%        6.97       7.11      268,417       1,882,270     39.34%    40.46%
LVIP MONDRIAN INTERNATIONAL VALUE STANDARD CLASS
            2013                     1.25%      2.70%       12.52      24.82       68,096       1,548,686     18.77%    20.33%
            2012                     1.25%      2.55%       10.53      20.70       83,845       1,622,728      6.86%     8.26%
            2011                     1.25%      2.55%       10.43      19.18       92,986       1,672,493     -6.53%    -5.41%
            2010                     1.25%      2.45%       11.16      20.35       91,896       1,789,661     -0.01%     1.19%
            2009                     1.25%      2.45%       11.16      20.18      117,151       2,267,726     18.29%    19.73%
LVIP MONDRIAN INTERNATIONAL VALUE SERVICE CLASS
            2013                     0.63%      2.93%       10.06      22.26      791,890      13,969,612     18.03%    20.66%
            2012                     0.75%      2.95%        9.09      18.56      431,106       6,559,183      6.16%     8.52%
            2011                     0.75%      2.95%        8.38      17.21      465,747       6,629,211     -7.09%    -5.17%
            2010                     0.75%      2.80%       10.55      18.25      477,244       7,448,268     -0.61%     0.94%
            2009                     1.25%      2.80%       10.55      18.10      525,340       8,335,441     17.58%    19.42%
LVIP MONEY MARKET STANDARD CLASS
            2013                     1.25%      2.70%        9.14      10.68      263,155       2,685,462     -2.64%    -1.22%
            2012                     1.25%      2.70%        9.55      10.83      246,756       2,581,252     -2.42%    -1.22%
            2011                     1.25%      2.45%        9.78      10.98      317,927       3,378,567     -2.41%    -1.21%
            2010                     1.25%      2.45%       10.02      11.13      351,694       3,791,835     -2.39%    -1.20%
            2009                     1.25%      2.45%       10.27      11.28      586,054       6,399,225     -2.13%    -0.94%
LVIP MONEY MARKET SERVICE CLASS
            2013                     0.65%      2.90%        8.90      10.22    1,657,729      16,249,638     -2.83%    -0.72%
            2012                     0.75%      2.90%        9.14      10.34    1,731,118      17,293,267     -2.83%    -0.72%
            2011                     0.75%      2.90%        9.46      10.47    1,518,418      15,248,538     -2.73%    -0.72%
            2010                     0.75%      2.80%        9.72      10.60    1,453,345      14,882,422     -2.72%    -0.71%
            2009                     0.75%      2.80%        9.99      10.73    1,649,506      17,180,141     -2.68%    -0.67%


                   INVESTMENT
                   INCOME
SUBACCOUNT  YEAR   RATIO(5)
------------------------------------------------------------------------------------------------------------------------------------
LVIP MANAGED RISK PROFILE GROWTH SERVICE CLASS
            2013      2.16%
            2012      3.41%
            2011      1.75%
            2010      2.83%
            2009      4.24%
LVIP MANAGED RISK PROFILE MODERATE SERVICE CLASS
            2013      1.97%
            2012      3.85%
            2011      1.62%
            2010      2.80%
            2009      4.05%
LVIP MFS INTERNATIONAL GROWTH SERVICE CLASS
            2013      0.56%
            2012      0.54%
            2011      2.72%
            2010      0.57%
            2009      0.72%
LVIP MFS INTERNATIONAL GROWTH RPM SERVICE CLASS
            2013      1.29%
LVIP MFS VALUE SERVICE CLASS
            2013      1.45%
            2012      0.99%
            2011      1.29%
            2010      1.19%
            2009      1.44%
LVIP MID-CAP VALUE SERVICE CLASS
            2013      0.22%
            2012      0.13%
            2011      0.00%
            2010      0.01%
            2009      0.31%
LVIP MONDRIAN INTERNATIONAL VALUE STANDARD CLASS
            2013      2.28%
            2012      2.85%
            2011      3.11%
            2010      2.98%
            2009      3.31%
LVIP MONDRIAN INTERNATIONAL VALUE SERVICE CLASS
            2013      2.69%
            2012      2.60%
            2011      2.81%
            2010      3.01%
            2009      3.13%
LVIP MONEY MARKET STANDARD CLASS
            2013      0.02%
            2012      0.03%
            2011      0.03%
            2010      0.05%
            2009      0.32%
LVIP MONEY MARKET SERVICE CLASS
            2013      0.02%
            2012      0.03%
            2011      0.03%
            2010      0.04%
            2009      0.09%

LINCOLN NEW YORK ACCOUNT N FOR VARIABLE ANNUITIES


                                  MINIMUM    MAXIMUM    MINIMUM    MAXIMUM                                  MINIMUM    MAXIMUM
                   COMMENCEMENT   FEE        FEE        UNIT       UNIT       UNITS                         TOTAL      TOTAL
SUBACCOUNT  YEAR   DATE(1)        RATE(2)    RATE(2)    VALUE(3)   VALUE(3)   OUTSTANDING       NET ASSETS  RETURN(4)  RETURN(4)
------------------------------------------------------------------------------------------------------------------------------------
LVIP SSGA BOND INDEX SERVICE CLASS
            2013                     0.80%      2.95%     $  9.67    $ 11.93    3,319,354  $   37,763,233     -5.64%    -3.59%
            2012                     0.65%      2.95%       10.24      12.39    3,194,803      37,980,313      0.59%     2.67%
            2011                     0.90%      2.95%       11.26      12.06    2,870,538      33,548,216      4.12%     6.17%
            2010                     0.90%      2.85%       10.83      11.36    2,753,241      30,602,415      2.79%     4.76%
            2009                     0.90%      2.80%       10.58      10.79    1,344,495      14,412,752      1.64%     2.97%
LVIP SSGA CONSERVATIVE INDEX ALLOCATION SERVICE CLASS
            2013                     1.25%      2.80%       11.38      11.96      388,916       4,570,224      3.69%     5.21%
            2012                     1.25%      2.95%       10.91      11.35      320,758       3,588,905      5.66%     7.41%
            2011         2/10/11     1.30%      2.95%       10.33      10.57      174,192       1,825,748     -2.93%     3.21%
LVIP SSGA CONSERVATIVE STRUCTURED ALLOCATION SERVICE CLASS
            2013                     0.65%      3.00%       11.18      12.05      815,465       9,540,215      3.65%     5.95%
            2012                     0.80%      3.00%       10.86      11.24      900,160      10,018,004      5.21%     6.69%
            2011                     1.30%      2.70%       10.53      10.53      470,832       4,934,049      1.22%     1.22%
            2010         12/8/10     1.30%      1.30%       10.41      10.41        4,856          50,557      1.08%     1.08%
LVIP SSGA DEVELOPED INTERNATIONAL 150 SERVICE CLASS
            2013                     1.25%      2.95%        9.96      14.37      545,629       5,757,269     16.52%    18.52%
            2012                     1.25%      2.95%        8.53       9.15      556,461       4,981,634     10.24%    11.96%
            2011                     0.90%      2.80%        7.74       8.18      513,585       4,122,345    -14.78%   -13.44%
            2010                     1.25%      2.80%        9.08       9.45      501,816       4,677,746      4.05%     5.67%
            2009                     1.25%      2.80%        8.76       8.94      251,863       2,236,344     40.69%    42.53%
LVIP SSGA EMERGING MARKETS 100 SERVICE CLASS
            2013                     0.65%      2.95%       11.67      14.74      606,476       7,506,159     -5.89%    -3.94%
            2012                     0.90%      2.95%       10.77      15.66      599,865       7,793,856      9.12%    11.38%
            2011                     0.90%      2.95%       11.33      12.11      517,112       6,077,347    -17.50%   -15.92%
            2010                     0.90%      2.80%       13.73      14.41      511,545       7,217,769     23.93%    26.79%
            2009                     0.90%      2.80%       11.12      11.34      342,441       3,859,425     84.71%    87.12%
LVIP SSGA GLOBAL TACTICAL ALLOCATION RPM SERVICE CLASS
            2013                     0.65%      3.00%       10.28      14.10    4,580,787      56,951,026      6.30%     8.66%
            2012                     0.80%      3.00%        9.94      13.26    3,052,805      35,197,386      7.66%     9.99%
            2011                     0.80%      2.95%       10.28      10.91    2,158,045      22,926,088     -2.21%    -1.33%
            2010                     1.30%      2.20%       10.66      11.06      309,603       3,349,785      6.38%     7.08%
            2009                     1.30%      1.95%       10.02      10.32      322,166       3,278,800     27.95%    28.78%
LVIP SSGA INTERNATIONAL INDEX SERVICE CLASS
            2013                     0.90%      2.95%        9.35      14.51    1,234,413      12,253,973     17.19%    19.61%
            2012                     0.90%      2.95%        7.97       8.68      978,250       8,175,442     14.56%    16.76%
            2011                     0.90%      2.85%        6.96       7.44      940,151       6,775,945    -15.01%   -13.37%
            2010                     0.90%      2.80%        8.18       8.59      817,811       6,865,472      3.83%     5.82%
            2009                     0.90%      2.80%        7.91       8.07      375,412       3,010,040     24.32%    25.95%
LVIP SSGA LARGE CAP 100 SERVICE CLASS
            2013                     0.80%      2.95%       14.92      21.51      822,119      13,049,933     31.56%    33.81%
            2012                     1.25%      2.95%       11.33      12.18      929,622      11,079,699      8.80%    10.56%
            2011                     0.90%      2.85%       10.43      11.02      954,164      10,325,255     -0.76%     0.80%
            2010                     1.10%      2.80%       10.51      10.93    1,082,247      11,676,876     15.62%    17.42%
            2009                     1.25%      2.80%        9.13       9.31      511,442       4,730,638     31.56%    33.28%
LVIP SSGA LARGE CAP RPM SERVICE CLASS
            2013         6/18/13     1.25%      2.95%       10.79      10.91      156,568       1,704,721      5.42%     9.44%
LVIP SSGA MODERATE INDEX ALLOCATION SERVICE CLASS
            2013                     0.65%      3.15%       11.48      13.05    1,013,672      12,738,898      8.71%    11.46%
            2012                     0.65%      3.15%       11.14      11.71      845,485       9,629,008      8.24%    10.71%
            2011                     0.65%      2.90%       10.43      10.43      420,465       4,378,544     -2.11%    -2.11%
            2010         12/7/10     1.25%      1.65%       10.65      10.67       48,688         519,247      0.81%     1.34%
LVIP SSGA MODERATE STRUCTURED ALLOCATION SERVICE CLASS
            2013                     0.65%      3.00%       11.93      12.83    4,874,135      60,676,924      9.26%    11.64%
            2012                     0.80%      2.95%       10.91      11.40    3,624,775      40,794,760      7.06%     9.00%
            2011                     1.15%      2.95%       10.35      10.44    2,586,633      26,866,567     -1.84%    -1.25%
            2010         12/6/10     1.30%      1.90%       10.54      10.57       84,035         886,695      0.91%     1.45%


                   INVESTMENT
                   INCOME
SUBACCOUNT  YEAR   RATIO(5)
------------------------------------------------------------------------------------------------------------------------------------
LVIP SSGA BOND INDEX SERVICE CLASS
            2013      1.72%
            2012      2.34%
            2011      2.92%
            2010      2.14%
            2009      2.16%
LVIP SSGA CONSERVATIVE INDEX ALLOCATION SERVICE CLASS
            2013      1.35%
            2012      2.92%
            2011      0.24%
LVIP SSGA CONSERVATIVE STRUCTURED ALLOCATION SERVICE CLASS
            2013      1.75%
            2012      4.13%
            2011      0.21%
            2010      0.00%
LVIP SSGA DEVELOPED INTERNATIONAL 150 SERVICE CLASS
            2013      2.46%
            2012      2.49%
            2011      2.26%
            2010      1.25%
            2009      1.71%
LVIP SSGA EMERGING MARKETS 100 SERVICE CLASS
            2013      2.06%
            2012      2.52%
            2011      2.50%
            2010      1.17%
            2009      1.53%
LVIP SSGA GLOBAL TACTICAL ALLOCATION RPM SERVICE CLASS
            2013      2.17%
            2012      3.37%
            2011      1.44%
            2010      0.79%
            2009      6.47%
LVIP SSGA INTERNATIONAL INDEX SERVICE CLASS
            2013      1.51%
            2012      1.69%
            2011      1.16%
            2010      1.49%
            2009      1.82%
LVIP SSGA LARGE CAP 100 SERVICE CLASS
            2013      1.96%
            2012      1.37%
            2011      1.32%
            2010      1.30%
            2009      1.48%
LVIP SSGA LARGE CAP RPM SERVICE CLASS
            2013      3.79%
LVIP SSGA MODERATE INDEX ALLOCATION SERVICE CLASS
            2013      1.35%
            2012      2.39%
            2011      0.10%
            2010      0.00%
LVIP SSGA MODERATE STRUCTURED ALLOCATION SERVICE CLASS
            2013      2.37%
            2012      3.75%
            2011      0.22%
            2010      0.00%

LINCOLN NEW YORK ACCOUNT N FOR VARIABLE ANNUITIES


                                  MINIMUM    MAXIMUM    MINIMUM    MAXIMUM                                  MINIMUM    MAXIMUM
                   COMMENCEMENT   FEE        FEE        UNIT       UNIT       UNITS                         TOTAL      TOTAL
SUBACCOUNT  YEAR   DATE(1)        RATE(2)    RATE(2)    VALUE(3)   VALUE(3)   OUTSTANDING       NET ASSETS  RETURN(4)  RETURN(4)
------------------------------------------------------------------------------------------------------------------------------------
LVIP SSGA MODERATELY AGGRESSIVE INDEX ALLOCATION SERVICE CLASS
            2013                     1.25%      2.95%     $ 12.31    $ 13.04      718,647  $    9,263,504     11.19%    13.10%
            2012                     1.25%      2.95%       11.07      11.52      559,471       6,389,458      9.30%    11.12%
            2011                     1.30%      2.95%       10.33      10.37      316,364       3,264,535     -4.28%    -4.04%
            2010        12/20/10     1.30%      1.55%       10.79      10.80       18,233         196,856      0.32%     1.01%
LVIP SSGA MODERATELY AGGRESSIVE STRUCTURED ALLOCATION SERVICE CLASS
            2013                     0.65%      2.90%       12.46      13.16    1,884,663      24,252,649     11.60%    13.62%
            2012                     1.10%      2.90%       11.14      11.54    1,767,041      20,141,867      7.94%     9.73%
            2011                     1.25%      2.90%       10.42      10.51    1,274,024      13,317,403     -3.84%    -3.26%
            2010        11/24/10     1.30%      1.90%       10.84      10.86       78,770         854,596      1.02%     3.08%
LVIP SSGA S&P 500 INDEX STANDARD CLASS
            2013                     1.40%      2.70%       13.73      15.04      130,118       1,891,987     28.49%    30.17%
            2012                     1.40%      2.70%       10.65      11.44       35,257         379,145     12.96%    14.04%
            2011                     1.40%      2.35%        9.43      10.04       42,395         402,908     -0.52%     0.43%
            2010                     1.40%      2.35%        9.48       9.99       48,434         463,460     12.06%    13.13%
            2009                     1.40%      2.35%        8.53       8.83       18,571         161,394     23.43%    24.36%
LVIP SSGA S&P 500 INDEX SERVICE CLASS
            2013                     0.75%      2.95%       12.93      19.10    2,760,953      39,261,760     27.85%    30.63%
            2012                     0.80%      2.95%       10.10      14.94    1,956,056      21,414,254     12.01%    14.44%
            2011                     0.80%      2.95%        8.87       9.97    1,931,039      18,608,418     -1.21%     0.69%
            2010                     0.90%      2.80%        8.81       9.94    1,808,456      17,453,770     11.29%    13.42%
            2009                     0.90%      2.80%        8.28       8.79    1,133,198       9,790,077     22.61%    24.34%
LVIP SSGA SMALL-CAP INDEX SERVICE CLASS
            2013                     0.65%      3.05%       12.11      21.11    1,225,465      15,975,337     33.44%    36.33%
            2012                     0.90%      3.05%        9.03      11.23      638,970       6,144,972     12.14%    14.57%
            2011                     0.90%      3.05%        8.03       8.79      661,006       5,591,990     -7.48%    -5.65%
            2010                     0.90%      2.85%        8.70       9.32      645,999       5,842,260     22.40%    24.74%
            2009                     0.90%      2.80%        7.15       7.42      465,259       3,409,090     22.48%    24.27%
LVIP SSGA SMALL-CAP RPM SERVICE CLASS
            2013         5/24/13     0.65%      2.95%       11.06      11.22      183,852       2,049,997      3.52%    11.33%
LVIP SSGA SMALL-MID CAP 200 SERVICE CLASS
            2013                     1.25%      2.95%       16.59      22.71      235,805       4,477,174     30.26%    32.49%
            2012                     1.25%      2.95%       13.70      14.70      247,965       3,566,763     10.41%    12.13%
            2011                     0.90%      2.80%       12.41      13.11      248,780       3,203,267     -5.15%    -3.67%
            2010                     1.25%      2.80%       13.09      13.61      243,536       3,270,464     23.92%    25.85%
            2009                     1.25%      2.80%       10.60      10.81      134,130       1,440,616     47.48%    49.42%
LVIP T. ROWE PRICE GROWTH STOCK SERVICE CLASS
            2013                     0.65%      3.00%       12.89      20.76      740,224      10,274,291     34.68%    37.67%
            2012                     0.75%      2.95%        9.56      13.11      603,779       6,145,130     14.64%    17.13%
            2011                     0.75%      2.90%        8.33       9.16      451,951       3,962,905     -4.60%    -2.63%
            2010                     0.75%      2.80%        8.73       9.40      238,999       2,168,082     13.22%    15.57%
            2009                     0.75%      2.80%        7.90       8.14      172,515       1,366,963     40.04%    41.66%
LVIP T. ROWE PRICE STRUCTURED MID-CAP GROWTH STANDARD CLASS
            2013                     1.40%      2.65%       17.78      28.96        3,683          86,359     31.27%    32.92%
            2012                     1.40%      2.65%       13.86      21.83        4,189          73,680     13.60%    14.67%
            2011                     1.40%      2.35%       12.20      19.07        3,454          62,245     -6.10%    -5.21%
            2010                     1.40%      2.35%       12.99      20.16        6,068         109,984     25.39%    26.58%
            2009                     1.40%      2.35%       10.36      15.96        7,809         114,153     42.94%    44.31%
LVIP T. ROWE PRICE STRUCTURED MID-CAP GROWTH SERVICE CLASS
            2013                     0.80%      3.15%       14.64      26.40      243,062       5,329,505     30.29%    33.39%
            2012                     0.80%      3.15%       12.67      19.90      241,009       4,046,116     12.65%    15.09%
            2011                     0.80%      2.95%       11.02      17.39      209,432       3,110,262     -6.76%    -4.97%
            2010                     0.90%      2.80%       11.59      18.38      164,256       2,677,560     24.53%    26.91%
            2009                     0.90%      2.80%        9.97      14.55      144,139       1,925,598     43.22%    44.37%
LVIP TEMPLETON GROWTH RPM SERVICE CLASS
            2013                     0.65%      3.20%        9.66      16.18    2,103,669      22,173,592     16.15%    18.88%
            2012                     0.65%      2.95%        8.31      13.93      655,386       5,839,829     17.40%    20.13%
            2011                     0.65%      2.95%        7.09       7.83      610,143       4,567,332     -6.01%    -3.91%
            2010                     0.65%      2.80%        7.54       8.12      531,857       4,174,991      3.37%     5.51%
            2009                     0.75%      2.80%        7.35       7.70      490,915       3,688,563     24.60%    26.85%


                   INVESTMENT
                   INCOME
SUBACCOUNT  YEAR   RATIO(5)
------------------------------------------------------------------------------------------------------------------------------------
LVIP SSGA MODERATELY AGGRESSIVE INDEX ALLOCATION SERVICE CLASS
            2013      1.40%
            2012      2.35%
            2011      0.03%
            2010      0.00%
LVIP SSGA MODERATELY AGGRESSIVE STRUCTURED ALLOCATION SERVICE CLASS
            2013      2.26%
            2012      3.99%
            2011      0.18%
            2010      0.00%
LVIP SSGA S&P 500 INDEX STANDARD CLASS
            2013      2.02%
            2012      0.88%
            2011      0.87%
            2010      2.00%
            2009      0.61%
LVIP SSGA S&P 500 INDEX SERVICE CLASS
            2013      1.47%
            2012      0.72%
            2011      0.70%
            2010      1.07%
            2009      1.33%
LVIP SSGA SMALL-CAP INDEX SERVICE CLASS
            2013      0.64%
            2012      0.44%
            2011      0.10%
            2010      0.34%
            2009      0.56%
LVIP SSGA SMALL-CAP RPM SERVICE CLASS
            2013      2.23%
LVIP SSGA SMALL-MID CAP 200 SERVICE CLASS
            2013      2.50%
            2012      2.33%
            2011      1.45%
            2010      1.91%
            2009      1.98%
LVIP T. ROWE PRICE GROWTH STOCK SERVICE CLASS
            2013      0.00%
            2012      0.00%
            2011      0.00%
            2010      0.00%
            2009      0.00%
LVIP T. ROWE PRICE STRUCTURED MID-CAP GROWTH STANDARD CLASS
            2013      0.00%
            2012      0.00%
            2011      0.00%
            2010      0.00%
            2009      0.11%
LVIP T. ROWE PRICE STRUCTURED MID-CAP GROWTH SERVICE CLASS
            2013      0.00%
            2012      0.00%
            2011      0.00%
            2010      0.00%
            2009      0.00%
LVIP TEMPLETON GROWTH RPM SERVICE CLASS
            2013      1.79%
            2012      1.76%
            2011      1.97%
            2010      1.72%
            2009      1.82%

LINCOLN NEW YORK ACCOUNT N FOR VARIABLE ANNUITIES


                                  MINIMUM    MAXIMUM    MINIMUM    MAXIMUM                                  MINIMUM    MAXIMUM
                   COMMENCEMENT   FEE        FEE        UNIT       UNIT       UNITS                         TOTAL      TOTAL
SUBACCOUNT  YEAR   DATE(1)        RATE(2)    RATE(2)    VALUE(3)   VALUE(3)   OUTSTANDING       NET ASSETS  RETURN(4)  RETURN(4)
------------------------------------------------------------------------------------------------------------------------------------
LVIP UBS LARGE CAP GROWTH RPM STANDARD CLASS
            2013                     1.25%      2.70%     $ 14.61    $ 20.56       10,519  $      175,371     22.16%    23.94%
            2012                     1.25%      2.70%       11.96      16.65        8,810         123,018     13.29%    14.94%
            2011                     1.25%      2.70%       11.82      14.54        9,207         111,981     -7.27%    -6.86%
            2010                     1.25%      1.70%       12.74      15.66        8,961         121,493      9.47%     9.96%
            2009                     1.25%      1.70%       11.64      14.29       10,258         125,584     36.19%    36.80%
LVIP UBS LARGE CAP GROWTH RPM SERVICE CLASS
            2013                     1.15%      3.20%       13.52      18.86      430,800       7,015,173     21.73%    23.75%
            2012                     1.15%      2.80%       11.11      15.28      163,497       2,182,977     12.90%    14.78%
            2011                     1.15%      2.95%        9.84      13.34      121,650       1,446,792     -8.53%    -7.00%
            2010                     1.15%      2.80%       10.76      14.38      131,778       1,721,907      8.01%     9.81%
            2009                     1.15%      2.80%       10.37      13.17      117,578       1,450,153     35.57%    36.59%
LVIP VANGUARD DOMESTIC EQUITY ETF SERVICE CLASS
            2013                     0.65%      2.75%       13.14      13.83      406,993       5,510,124     26.67%    29.16%
            2012                     0.80%      2.75%       10.40      10.71      290,392       3,067,679     11.93%    13.96%
            2011         7/11/11     0.80%      2.60%        9.29       9.40       51,312         480,762     -6.15%    12.32%
LVIP VANGUARD INTERNATIONAL EQUITY ETF SERVICE CLASS
            2013                     0.65%      2.95%       10.63      11.11      261,170       2,867,025     11.13%    13.04%
            2012                     1.25%      2.95%        9.57       9.82      201,864       1,969,847     15.64%    17.50%
            2011         6/29/11     1.30%      2.90%        8.27       8.36       66,049         551,143    -18.35%     2.72%
LVIP VIP CONTRAFUND RPM SERVICE CLASS
            2013          6/3/13     0.65%      3.20%       10.94      11.12      495,454       5,474,477      0.54%    12.50%
LORD ABBETT FUNDAMENTAL EQUITY CLASS VC
            2013                     0.75%      1.30%       15.76      22.27        3,744          79,807     34.00%    34.74%
            2012                     0.75%      1.30%       11.71      16.53        4,460          71,129      9.15%     9.76%
            2011                     0.75%      2.35%       14.99      15.06        6,335          88,245     -5.34%    -5.20%
            2010         5/21/10     0.75%      0.90%       15.83      15.88        2,264          35,937     14.45%    18.64%
MFS VIT CORE EQUITY SERVICE CLASS
            2013                     1.40%      2.35%       15.36      23.42        2,677          49,218     31.12%    32.37%
            2012                     1.40%      2.35%       11.71      17.73        4,035          62,573     13.26%    14.34%
            2011                     1.40%      2.35%       10.34      15.53        3,363          41,648     -3.57%    -2.65%
            2010                     1.40%      2.35%       10.72      15.99        6,602          91,399     14.15%    15.24%
            2009                     1.40%      2.35%        9.39      13.90        7,687          91,487     29.17%    30.40%
MFS VIT GROWTH INITIAL CLASS
            2013                     1.40%      1.40%       11.19      11.19        9,532         106,630     34.95%    34.95%
            2012                     1.40%      1.40%        8.29       8.29       10,469          86,775     15.76%    15.76%
            2011                     1.40%      1.40%        7.16       7.16       15,353         109,949     -1.71%    -1.71%
            2010                     1.40%      1.40%        7.29       7.29       20,823         151,706     13.73%    13.73%
            2009                     1.40%      2.15%        6.41      11.45       24,920         163,102     34.75%    35.76%
MFS VIT GROWTH SERVICE CLASS
            2013                     0.80%      3.00%       14.61      27.82       60,297       1,236,123     32.99%    35.41%
            2012                     0.80%      2.60%       10.81      20.71       61,642         879,920     14.07%    16.15%
            2011                     0.80%      2.60%        9.45      17.98       52,354         646,225     -3.06%    -1.84%
            2010                     1.30%      2.55%        9.66      18.37       23,294         364,478     12.13%    13.54%
            2009                     1.30%      2.55%       12.26      16.23       22,342         310,698     34.75%    35.48%
MFS VIT TOTAL RETURN INITIAL CLASS
            2013                     1.40%      1.40%       18.78      18.78       28,208         529,801     17.39%    17.39%
            2012                     1.40%      1.40%       16.00      16.00       34,673         554,747      9.71%     9.71%
            2011                     1.40%      1.40%       14.58      14.58       47,810         697,218      0.36%     0.36%
            2010                     1.40%      1.40%       14.53      14.53       56,209         816,796      8.40%     8.40%
            2009                     1.40%      2.15%        9.94      13.41       81,281       1,087,744     15.52%    16.39%
MFS VIT TOTAL RETURN SERVICE CLASS
            2012                     0.65%      2.80%       10.84      15.45      938,481      13,030,237      7.87%    10.21%
            2011                     0.65%      2.85%       10.01      14.12    1,135,245      14,538,502     -1.27%     0.93%
            2010                     0.65%      2.85%       10.14      14.10    1,198,487      15,470,557      6.55%     8.81%
            2009                     0.75%      2.85%        9.39      13.04    1,267,316      15,292,357     14.42%    16.84%


                   INVESTMENT
                   INCOME
SUBACCOUNT  YEAR   RATIO(5)
------------------------------------------------------------------------------------------------------------------------------------
LVIP UBS LARGE CAP GROWTH RPM STANDARD CLASS
            2013      0.00%
            2012      0.00%
            2011      0.24%
            2010      0.70%
            2009      0.77%
LVIP UBS LARGE CAP GROWTH RPM SERVICE CLASS
            2013      0.00%
            2012      0.00%
            2011      0.00%
            2010      0.54%
            2009      0.89%
LVIP VANGUARD DOMESTIC EQUITY ETF SERVICE CLASS
            2013      1.07%
            2012      1.81%
            2011      0.85%
LVIP VANGUARD INTERNATIONAL EQUITY ETF SERVICE CLASS
            2013      2.08%
            2012      5.33%
            2011      0.00%
LVIP VIP CONTRAFUND RPM SERVICE CLASS
            2013      1.99%
LORD ABBETT FUNDAMENTAL EQUITY CLASS VC
            2013      0.22%
            2012      0.49%
            2011      0.26%
            2010      0.36%
MFS VIT CORE EQUITY SERVICE CLASS
            2013      0.57%
            2012      0.51%
            2011      0.44%
            2010      0.91%
            2009      1.31%
MFS VIT GROWTH INITIAL CLASS
            2013      0.24%
            2012      0.00%
            2011      0.19%
            2010      0.12%
            2009      0.30%
MFS VIT GROWTH SERVICE CLASS
            2013      0.13%
            2012      0.00%
            2011      0.02%
            2010      0.00%
            2009      0.03%
MFS VIT TOTAL RETURN INITIAL CLASS
            2013      1.79%
            2012      2.72%
            2011      2.59%
            2010      2.89%
            2009      3.96%
MFS VIT TOTAL RETURN SERVICE CLASS
            2012      2.38%
            2011      2.39%
            2010      2.53%
            2009      3.18%

LINCOLN NEW YORK ACCOUNT N FOR VARIABLE ANNUITIES


                                  MINIMUM    MAXIMUM    MINIMUM    MAXIMUM                                  MINIMUM    MAXIMUM
                   COMMENCEMENT   FEE        FEE        UNIT       UNIT       UNITS                         TOTAL      TOTAL
SUBACCOUNT  YEAR   DATE(1)        RATE(2)    RATE(2)    VALUE(3)   VALUE(3)   OUTSTANDING       NET ASSETS  RETURN(4)  RETURN(4)
------------------------------------------------------------------------------------------------------------------------------------
MFS VIT UTILITIES INITIAL CLASS
            2013                     1.40%      1.40%     $ 25.32    $ 25.32       16,990  $      430,117     18.84%    18.84%
            2012                     1.40%      1.40%       21.30      21.30       19,461         414,566     11.91%    11.91%
            2011                     1.40%      1.40%       19.04      19.04       25,620         487,714      5.30%     5.30%
            2010                     1.40%      1.40%       18.08      18.08       32,317         584,237     12.23%    12.23%
            2009                     1.40%      1.40%       16.11      16.11       38,609         621,943     31.37%    31.37%
MFS VIT UTILITIES SERVICE CLASS
            2013                     0.75%      2.95%       14.87      44.48      550,804      14,121,047     16.72%    19.31%
            2012                     0.75%      2.95%       12.74      37.60      622,844      13,546,868      9.98%    12.36%
            2011                     0.75%      2.90%       12.65      33.75      685,691      13,455,945      3.57%     5.71%
            2010                     0.75%      2.80%       11.99      32.20      557,635      11,092,347     10.49%    12.66%
            2009                     0.75%      2.70%       11.66      28.82      593,173      10,612,729     29.46%    31.35%
NB AMT MID CAP GROWTH I CLASS
            2012                     1.25%      2.70%       13.85      21.97      177,048       3,177,639      9.57%    11.02%
            2011                     1.25%      2.55%       12.60      19.83      217,266       3,579,845     -2.05%    -0.77%
            2010                     1.25%      2.55%       12.83      20.05      257,458       4,293,649     25.85%    27.49%
            2009                     1.25%      2.55%       10.16      15.78      312,161       4,113,976     28.29%    29.96%
NB AMT MID CAP INTRINSIC VALUE I CLASS
            2013                     1.25%      2.90%       14.70      27.81      165,001       3,687,803     33.14%    35.35%
            2012                     1.25%      2.90%       10.97      20.62      219,756       3,646,857     12.23%    14.09%
            2011                     1.25%      2.90%        9.71      18.14      253,041       3,721,504     -8.99%    -7.66%
            2010                     1.25%      2.70%       10.63      19.71      302,631       4,932,486     23.01%    24.62%
            2009                     1.25%      2.55%        8.61      15.87      384,586       5,109,230     42.87%    44.74%
OPPENHEIMER GLOBAL FUND/VA SERVICE CLASS
            2013                     0.75%      1.30%       16.02      24.25       13,451         256,078     25.35%    26.04%
            2012                     0.75%      1.30%       12.72      19.24       14,940         223,096     19.39%    20.05%
            2011                     0.75%      1.30%       15.75      16.03       16,819         207,744     -9.71%    -9.21%
            2010         5/21/10     0.75%      1.30%       17.45      17.65        3,824          67,373      1.60%    21.26%
PIMCO VIT COMMODITYREALRETURN STRATEGY ADVISOR CLASS
            2013                     0.65%      2.50%       11.59      12.62      288,585       3,496,992    -16.82%   -15.27%
            2012                     0.65%      2.50%       13.93      14.89      231,047       3,332,645      2.53%     4.44%
            2011                     0.65%      2.50%       13.78      14.26       95,026       1,322,824     -9.33%    -8.14%
            2010                     0.65%      1.95%       15.21      15.46       55,655         851,447     21.91%    23.10%
            2009          7/1/09     0.90%      1.90%       12.48      12.56       24,322         304,150     12.38%    22.53%
PUTNAM VT GLOBAL HEALTH CARE CLASS IB
            2013                     1.40%      3.00%       18.44      21.93        9,343         174,609     39.28%    39.70%
            2012                     1.40%      1.70%       13.24      15.73        7,832         107,116     20.21%    20.57%
            2011                     1.40%      1.70%       11.01      13.07        6,602          75,661     -2.84%    -2.55%
            2010                     1.40%      1.70%       11.34      13.44        7,408          87,254      0.74%     1.04%
            2009                     1.35%      1.70%       11.25      13.33       10,108         123,536     23.88%    24.25%
PUTNAM VT GROWTH & INCOME CLASS IB
            2013                     1.40%      3.00%       16.93      19.29        1,576          26,281     31.94%    33.80%
            2012                     1.40%      2.80%       12.66      14.62          944          13,047     15.85%    17.48%
            2011                     1.40%      2.80%       10.77      13.17        4,382          56,120     -6.16%    -5.97%
            2010                     1.40%      1.70%       11.14      14.03        4,509          58,401     12.45%    12.79%
            2009                     1.40%      1.70%        9.90      12.47        4,506          51,857     27.62%    28.00%


                   INVESTMENT
                   INCOME
SUBACCOUNT  YEAR   RATIO(5)
------------------------------------------------------------------------------------------------------------------------------------
MFS VIT UTILITIES INITIAL CLASS
            2013      2.31%
            2012      7.14%
            2011      3.20%
            2010      3.18%
            2009      5.40%
MFS VIT UTILITIES SERVICE CLASS
            2013      2.04%
            2012      6.41%
            2011      3.04%
            2010      3.02%
            2009      4.56%
NB AMT MID CAP GROWTH I CLASS
            2012      0.00%
            2011      0.00%
            2010      0.00%
            2009      0.00%
NB AMT MID CAP INTRINSIC VALUE I CLASS
            2013      1.15%
            2012      0.60%
            2011      0.61%
            2010      0.69%
            2009      1.78%
OPPENHEIMER GLOBAL FUND/VA SERVICE CLASS
            2013      1.13%
            2012      1.90%
            2011      0.55%
            2010      0.00%
PIMCO VIT COMMODITYREALRETURN STRATEGY ADVISOR CLASS
            2013      1.63%
            2012      2.63%
            2011     14.47%
            2010     15.39%
            2009      6.29%
PUTNAM VT GLOBAL HEALTH CARE CLASS IB
            2013      0.95%
            2012      1.31%
            2011      0.84%
            2010      1.97%
            2009      0.00%
PUTNAM VT GROWTH & INCOME CLASS IB
            2013      1.54%
            2012      2.81%
            2011      1.22%
            2010      1.52%
            2009      2.98%


(1) Reflects less than a full year of activity. Funds were first received in this option on the commencement date noted or the option was inactive at the date funds were received.
(2) These amounts represent the annualized minimum and maximum contract expenses of the separate account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying funds have been excluded.
(3) As the unit value is presented as a range of minimum to maximum values, for only those subaccounts which existed for the entire year, some individual contract unit values may not be within the ranges presented as a result of partial year activity.

LINCOLN NEW YORK ACCOUNT N FOR VARIABLE ANNUITIES

(4) These amounts represent the total return, including changes in value of mutual funds, and reflect deductions for all items included in the fee rate. The total return does not include contract charges deducted directly from policy account values. The total return is not annualized. As the total return is presented as a range of minimum to maximum values, for only those subaccounts which existed for the entire year, some individual contract total returns may not be within the ranges presented as a result of partial year activity.
(5) These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense guarantee charges, that result in direct reductions in the unit values. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccounts invest. Investment income ratios are not annualized.

Note: Fee rate, unit value and total return minimum and maximum are the same where there is only one active contract level charge for the subaccount.


4. PURCHASES AND SALES OF INVESTMENTS

The aggregate cost of investments purchased and the aggregate proceeds from investments sold were as follows for 2013:


                                                                                                        AGGREGATE       AGGREGATE
                                                                                                        COST OF         PROCEEDS
SUBACCOUNT                                                                                              PURCHASES       FROM SALES
------------------------------------------------------------------------------------------------------------------------------------
ABVPSF Global Thematic Growth Class B                                                                $       504,744  $      553,013
ABVPSF Growth and Income Class B                                                                             241,749       7,309,590
ABVPSF International Value Class B                                                                           265,884       7,967,899
ABVPSF Large Cap Growth Class B                                                                               25,520         195,561
ABVPSF Small/Mid Cap Value Class B                                                                         3,749,183       1,908,297
American Century VP Inflation Protection Class II                                                          1,191,174      23,236,363
American Funds Global Growth Class 2                                                                         916,331       3,143,945
American Funds Global Small Capitalization Class 2                                                           746,716       2,346,882
American Funds Growth Class 2                                                                              5,012,434      16,818,574
American Funds Growth-Income Class 2                                                                       4,714,659      16,429,063
American Funds International Class 2                                                                       1,526,280       6,580,865
BlackRock Global Allocation V.I. Class III                                                                 8,471,822       8,573,128
Delaware VIP Diversified Income Service Class                                                             12,792,268       6,568,030
Delaware VIP Emerging Markets Service Class                                                                1,751,752       2,834,257
Delaware VIP High Yield Standard Class                                                                       199,309         107,425
Delaware VIP High Yield Service Class                                                                      1,660,283       2,463,156
Delaware VIP Limited-Term Diversified Income Service Class                                                11,644,819       4,218,933
Delaware VIP REIT Standard Class                                                                              22,188          81,187
Delaware VIP REIT Service Class                                                                            2,342,168       2,444,753
Delaware VIP Small Cap Value Standard Class                                                                  109,295         134,200
Delaware VIP Small Cap Value Service Class                                                                 1,720,231       4,188,913
Delaware VIP Smid Cap Growth Standard Class                                                                  119,046         136,609
Delaware VIP Smid Cap Growth Service Class                                                                 2,444,235       2,672,739
Delaware VIP U.S. Growth Service Class                                                                       744,141       1,687,813
Delaware VIP Value Standard Class                                                                             18,163          94,289
Delaware VIP Value Service Class                                                                           1,737,396       2,460,842
DWS Alternative Asset Allocation VIP Class B                                                               3,270,931       3,088,290
DWS Equity 500 Index VIP Class A                                                                             139,949         756,402
DWS Equity 500 Index VIP Class B                                                                             100,394       2,426,454
DWS Small Cap Index VIP Class A                                                                               71,650         192,194
DWS Small Cap Index VIP Class B                                                                              148,611       1,671,614
Fidelity VIP Contrafund Service Class 2                                                                    2,261,791       8,335,954
Fidelity VIP Equity-Income Initial Class                                                                       1,988         594,368
Fidelity VIP Equity-Income Service Class 2                                                                   221,782       2,212,110
Fidelity VIP Growth Initial Class                                                                                677          11,825
Fidelity VIP Growth Service Class 2                                                                        1,895,675       1,096,428
Fidelity VIP Mid Cap Service Class 2                                                                       8,716,217       6,406,639
Fidelity VIP Overseas Initial Class                                                                               --          87,118

LINCOLN NEW YORK ACCOUNT N FOR VARIABLE ANNUITIES


                                                                                                        AGGREGATE       AGGREGATE
                                                                                                        COST OF         PROCEEDS
SUBACCOUNT                                                                                              PURCHASES       FROM SALES
------------------------------------------------------------------------------------------------------------------------------------
Fidelity VIP Overseas Service Class 2                                                                $        23,927  $    3,813,472
FTVIPT Franklin Income Securities Class 2                                                                  4,945,326       4,170,273
FTVIPT Franklin Small-Mid Cap Growth Securities Class 2                                                      108,592       8,065,729
FTVIPT Mutual Shares Securities Class 2                                                                    1,490,872       4,375,053
FTVIPT Templeton Global Bond Securities Class 2                                                            1,607,002       2,824,545
FTVIPT Templeton Growth Securities Class 2                                                                   195,739         963,619
Goldman Sachs VIT Large Cap Value Service Class                                                              214,447         298,764
Huntington VA Balanced                                                                                           141             375
Huntington VA Dividend Capture                                                                                 2,303           4,171
Invesco V.I. American Franchise Series I                                                                       2,907          16,139
Invesco V.I. American Franchise Series II                                                                          8          47,034
Invesco V.I. Core Equity Series I                                                                             25,893          82,100
Invesco V.I. Core Equity Series II                                                                               274          11,479
Invesco V.I. International Growth Series I                                                                     1,848          54,545
Invesco V.I. International Growth Series II                                                                    1,020          12,636
Janus Aspen Balanced Service Class                                                                           281,329         142,784
Janus Aspen Enterprise Service Class                                                                          34,709          81,490
Janus Aspen Global Research Service Class                                                                    156,263         178,226
LVIP American Global Growth Service Class II                                                                 746,542         466,579
LVIP American Global Small Capitalization Service Class II                                                   628,841       1,053,468
LVIP American Growth Service Class II                                                                      1,946,128       1,388,636
LVIP American Growth-Income Service Class II                                                               1,344,154       1,491,756
LVIP American International Service Class II                                                               1,198,726         528,967
LVIP Baron Growth Opportunities Service Class                                                              2,891,918       2,460,966
LVIP BlackRock Emerging Markets RPM Service Class                                                          5,399,177         145,518
LVIP BlackRock Equity Dividend RPM Service Class                                                          13,373,953         414,974
LVIP BlackRock Global Allocation V.I. RPM Service Class                                                   16,658,004          49,023
LVIP BlackRock Inflation Protected Bond Service Class                                                     33,975,392       5,188,725
LVIP Capital Growth Service Class                                                                            246,109         801,484
LVIP Clarion Global Real Estate Service Class                                                              1,111,698       1,024,065
LVIP Columbia Small-Mid Cap Growth RPM Service Class                                                       6,382,719         286,529
LVIP Delaware Bond Standard Class                                                                            520,409       2,213,363
LVIP Delaware Bond Service Class                                                                          16,096,978       6,672,052
LVIP Delaware Diversified Floating Rate Service Class                                                     23,480,480       2,852,517
LVIP Delaware Foundation Aggressive Allocation Standard Class                                                  4,657          19,815
LVIP Delaware Foundation Aggressive Allocation Service Class                                                 103,165         542,715
LVIP Delaware Growth and Income Service Class                                                                317,192         512,140
LVIP Delaware Social Awareness Standard Class                                                                 27,451         286,673
LVIP Delaware Social Awareness Service Class                                                                 837,016         610,693
LVIP Delaware Special Opportunities Service Class                                                          1,455,315       1,874,829
LVIP Dimensional Non-U.S. Equity RPM Service Class                                                         2,595,533         369,963
LVIP Dimensional U.S. Equity RPM Service Class                                                             5,002,911         516,748
LVIP Dimensional/Vanguard Total Bond Service Class                                                         9,530,226       2,095,202
LVIP Global Income Service Class                                                                           4,097,561       1,359,151
LVIP JPMorgan High Yield Service Class                                                                     2,460,556       1,355,863
LVIP JPMorgan Mid Cap Value RPM Service Class                                                              7,854,354         259,341
LVIP Managed Risk Profile 2010 Service Class                                                                  93,322          17,860
LVIP Managed Risk Profile 2020 Service Class                                                                   9,506         154,716
LVIP Managed Risk Profile 2030 Service Class                                                                   3,494           7,313
LVIP Managed Risk Profile 2040 Service Class                                                                      95             234
LVIP Managed Risk Profile Conservative Service Class                                                      26,594,485       7,595,549
LVIP Managed Risk Profile Growth Service Class                                                           168,200,047       7,722,539
LVIP Managed Risk Profile Moderate Service Class                                                         135,969,424       5,213,820
LVIP MFS International Growth Service Class                                                                  972,849         825,135
LVIP MFS International Growth RPM Service Class                                                            2,420,891           4,856
LVIP MFS Value Service Class                                                                               1,961,352       3,162,604
LVIP Mid-Cap Value Service Class                                                                           1,112,712       1,125,949
LVIP Mondrian International Value Standard Class                                                             317,288         653,482
LVIP Mondrian International Value Service Class                                                            8,073,138       2,299,635
LVIP Money Market Standard Class                                                                           1,485,061       1,380,977
LVIP Money Market Service Class                                                                           17,267,844      18,313,557

LINCOLN NEW YORK ACCOUNT N FOR VARIABLE ANNUITIES


                                                                                                        AGGREGATE       AGGREGATE
                                                                                                        COST OF         PROCEEDS
SUBACCOUNT                                                                                              PURCHASES       FROM SALES
------------------------------------------------------------------------------------------------------------------------------------
LVIP SSgA Bond Index Service Class                                                                   $     8,074,412  $    6,412,179
LVIP SSgA Conservative Index Allocation Service Class                                                      2,705,073       1,901,962
LVIP SSgA Conservative Structured Allocation Service Class                                                 1,151,785       2,085,350
LVIP SSgA Developed International 150 Service Class                                                          854,035         943,394
LVIP SSgA Emerging Markets 100 Service Class                                                               1,531,817       1,493,525
LVIP SSgA Global Tactical Allocation RPM Service Class                                                    24,410,725       5,789,492
LVIP SSgA International Index Service Class                                                                4,357,720       2,036,596
LVIP SSgA Large Cap 100 Service Class                                                                      1,878,437       2,655,077
LVIP SSgA Large Cap RPM Service Class                                                                      1,692,653          60,294
LVIP SSgA Moderate Index Allocation Service Class                                                          3,920,874       1,921,482
LVIP SSgA Moderate Structured Allocation Service Class                                                    20,448,469       5,111,309
LVIP SSgA Moderately Aggressive Index Allocation Service Class                                             3,025,919       1,101,699
LVIP SSgA Moderately Aggressive Structured Allocation Service Class                                        3,358,477       1,805,976
LVIP SSgA S&P 500 Index Standard Class                                                                     1,864,543         591,082
LVIP SSgA S&P 500 Index Service Class                                                                     16,784,189       6,347,086
LVIP SSgA Small-Cap Index Service Class                                                                    9,719,191       3,263,132
LVIP SSgA Small-Cap RPM Service Class                                                                      1,974,332          23,423
LVIP SSgA Small-Mid Cap 200 Service Class                                                                    993,188         830,404
LVIP T. Rowe Price Growth Stock Service Class                                                              3,333,213       1,896,401
LVIP T. Rowe Price Structured Mid-Cap Growth Standard Class                                                    1,790          12,422
LVIP T. Rowe Price Structured Mid-Cap Growth Service Class                                                 1,101,416       1,187,959
LVIP Templeton Growth RPM Service Class                                                                   15,013,383         463,891
LVIP UBS Large Cap Growth RPM Standard Class                                                                  30,558          13,880
LVIP UBS Large Cap Growth RPM Service Class                                                                4,121,687         329,662
LVIP Vanguard Domestic Equity ETF Service Class                                                            1,940,871         559,910
LVIP Vanguard International Equity ETF Service Class                                                         933,441         335,843
LVIP VIP Contrafund RPM Service Class                                                                      5,303,326          94,542
Lord Abbett Fundamental Equity Class VC                                                                       10,314          15,687
MFS VIT Core Equity Service Class                                                                              6,952          36,592
MFS VIT Growth Initial Class                                                                                     941          10,477
MFS VIT Growth Service Class                                                                                 349,320         303,508
MFS VIT Total Return Initial Class                                                                            10,531         122,093
MFS VIT Total Return Service Class                                                                            46,640      14,488,152
MFS VIT Utilities Initial Class                                                                               20,472          67,256
MFS VIT Utilities Service Class                                                                            1,627,789       3,071,034
NB AMT Mid Cap Growth I Class                                                                                 49,073       3,676,727
NB AMT Mid Cap Intrinsic Value I Class                                                                       136,407       1,213,280
Oppenheimer Global Fund/VA Service Class                                                                      10,917          31,709
PIMCO VIT CommodityRealReturn Strategy Advisor Class                                                       1,197,990         405,665
Putnam VT Global Health Care Class IB                                                                         49,201          22,589
Putnam VT Growth & Income Class IB                                                                            10,798           2,053


5. INVESTMENTS

The following is a summary of investments owned at December 31, 2013:


                                                                                             NET
                                                                                 SHARES      ASSET     FAIR VALUE
SUBACCOUNT                                                                       OWNED       VALUE     OF SHARES      COST OF SHARES
------------------------------------------------------------------------------------------------------------------------------------
ABVPSF Global Thematic Growth Class B                                               90,933  $ 20.18  $    1,835,033  $    1,523,112
ABVPSF Large Cap Growth Class B                                                     13,409    41.62         558,091         321,821
ABVPSF Small/Mid Cap Value Class B                                                 499,920    22.74      11,368,181       8,647,832
American Funds Global Growth Class 2                                               509,384    29.92      15,240,756      10,714,052
American Funds Global Small Capitalization Class 2                                 498,274    25.25      12,581,420       9,829,955
American Funds Growth Class 2                                                      998,403    77.94      77,815,500      54,665,796
American Funds Growth-Income Class 2                                             1,501,835    50.40      75,692,495      54,454,624
American Funds International Class 2                                             1,664,399    21.15      35,202,043      29,710,894
BlackRock Global Allocation V.I. Class III                                       3,707,718    15.58      57,766,243      53,239,272
Delaware VIP Diversified Income Service Class                                    5,536,370    10.47      57,965,790      58,806,793
Delaware VIP Emerging Markets Service Class                                        906,778    21.40      19,405,057      17,355,951
Delaware VIP High Yield Standard Class                                             133,473     6.19         826,198         737,692

LINCOLN NEW YORK ACCOUNT N FOR VARIABLE ANNUITIES


                                                                                             NET
                                                                                 SHARES      ASSET     FAIR VALUE
SUBACCOUNT                                                                       OWNED       VALUE     OF SHARES      COST OF SHARES
------------------------------------------------------------------------------------------------------------------------------------
Delaware VIP High Yield Service Class                                            2,137,350  $  6.17  $   13,187,450  $   11,965,105
Delaware VIP Limited-Term Diversified Income Service Class                       3,151,818     9.79      30,856,302      31,390,682
Delaware VIP REIT Standard Class                                                    59,340    12.14         720,382         735,103
Delaware VIP REIT Service Class                                                    976,713    12.12      11,837,763      11,413,511
Delaware VIP Small Cap Value Standard Class                                         21,058    41.72         878,538         567,694
Delaware VIP Small Cap Value Service Class                                         515,418    41.58      21,431,095      15,490,558
Delaware VIP Smid Cap Growth Standard Class                                         15,523    32.39         502,775         339,885
Delaware VIP Smid Cap Growth Service Class                                         337,440    31.33      10,571,989       7,852,071
Delaware VIP U.S. Growth Service Class                                             437,937    12.95       5,671,287       3,867,327
Delaware VIP Value Standard Class                                                    4,250    26.09         110,882          73,715
Delaware VIP Value Service Class                                                   415,276    26.03      10,809,631       7,878,301
DWS Alternative Asset Allocation VIP Class B                                       221,599    13.74       3,044,768       2,993,594
DWS Equity 500 Index VIP Class A                                                    96,632    19.01       1,836,973       1,207,432
DWS Small Cap Index VIP Class A                                                     26,993    17.69         477,500         349,471
Fidelity VIP Contrafund Service Class 2                                          1,431,761    33.77      48,350,575      36,548,650
Fidelity VIP Growth Initial Class                                                    3,774    57.14         215,644         129,462
Fidelity VIP Growth Service Class 2                                                124,110    56.57       7,020,899       5,038,131
Fidelity VIP Mid Cap Service Class 2                                             1,014,373    35.60      36,111,678      31,455,437
FTVIPT Franklin Income Securities Class 2                                        1,833,855    16.07      29,470,054      27,243,420
FTVIPT Mutual Shares Securities Class 2                                          1,028,255    21.63      22,241,161      17,535,533
FTVIPT Templeton Global Bond Securities Class 2                                    603,187    18.60      11,219,272      10,619,578
FTVIPT Templeton Growth Securities Class 2                                         229,523    15.23       3,495,625       2,968,613
Goldman Sachs VIT Large Cap Value Service Class                                    134,163    12.58       1,687,771       1,367,836
Huntington VA Balanced                                                                 317    16.06           5,093           4,359
Huntington VA Dividend Capture                                                       3,724    12.55          46,738          39,767
Invesco V.I. American Franchise Series I                                             3,362    50.63         170,243         125,532
Invesco V.I. American Franchise Series II                                              490    49.58          24,297          17,909
Invesco V.I. Core Equity Series I                                                    5,781    38.43         222,145         151,587
Invesco V.I. Core Equity Series II                                                      42    38.03           1,608           1,129
Invesco V.I. International Growth Series I                                           2,374    35.32          83,865          42,144
Invesco V.I. International Growth Series II                                          1,728    34.88          60,281          37,378
Janus Aspen Balanced Service Class                                                  28,200    31.72         894,518         770,919
Janus Aspen Enterprise Service Class                                                 8,747    56.80         496,830         248,441
Janus Aspen Global Research Service Class                                              329    38.40          12,649           8,627
LVIP American Global Growth Service Class II                                       166,249    17.46       2,902,043       2,189,537
LVIP American Global Small Capitalization Service Class II                         179,958    15.31       2,755,878       2,177,243
LVIP American Growth Service Class II                                              579,159    18.12      10,492,053       7,864,403
LVIP American Growth-Income Service Class II                                       532,823    18.27       9,736,274       7,088,793
LVIP American International Service Class II                                       414,657    14.57       6,039,892       4,956,773
LVIP Baron Growth Opportunities Service Class                                      269,323    45.20      12,173,689       8,737,244
LVIP BlackRock Emerging Markets RPM Service Class                                  536,553     9.96       5,342,454       5,376,486
LVIP BlackRock Equity Dividend RPM Service Class                                   953,323    17.43      16,620,237      15,379,839
LVIP BlackRock Global Allocation V.I. RPM Service Class                          1,620,850    10.68      17,317,166      16,630,560
LVIP BlackRock Inflation Protected Bond Service Class                            4,444,824    10.16      45,177,194      49,012,048
LVIP Capital Growth Service Class                                                   87,463    37.38       3,269,096       2,204,059
LVIP Clarion Global Real Estate Service Class                                      806,375     8.68       7,000,142       5,839,577
LVIP Columbia Small-Mid Cap Growth RPM Service Class                               670,853    13.40       8,988,759       8,139,375
LVIP Delaware Bond Standard Class                                                  553,250    13.47       7,450,065       7,311,187
LVIP Delaware Bond Service Class                                                 5,676,338    13.47      76,437,565      78,447,888
LVIP Delaware Diversified Floating Rate Service Class                            2,872,440    10.14      29,117,919      29,118,765
LVIP Delaware Foundation Aggressive Allocation Standard Class                       20,266    15.63         316,732         277,086
LVIP Delaware Foundation Aggressive Allocation Service Class                       151,893    15.62       2,372,566       1,977,002
LVIP Delaware Growth and Income Service Class                                       43,935    42.11       1,849,986       1,366,205
LVIP Delaware Social Awareness Standard Class                                       14,084    42.84         603,359         401,947
LVIP Delaware Social Awareness Service Class                                        86,210    42.74       3,684,629       2,756,759
LVIP Delaware Special Opportunities Service Class                                   81,187    41.28       3,351,477       2,999,497
LVIP Dimensional Non-U.S. Equity RPM Service Class                                 404,287    10.39       4,200,543       3,839,079
LVIP Dimensional U.S. Equity RPM Service Class                                     633,001    13.65       8,637,298       7,467,312
LVIP Dimensional/Vanguard Total Bond Service Class                               1,608,308    10.22      16,443,337      16,909,030
LVIP Global Income Service Class                                                 1,738,165    11.41      19,823,773      20,201,992
LVIP JPMorgan High Yield Service Class                                             704,751    11.30       7,965,097       7,684,828

LINCOLN NEW YORK ACCOUNT N FOR VARIABLE ANNUITIES


                                                                                             NET
                                                                                 SHARES      ASSET     FAIR VALUE
SUBACCOUNT                                                                       OWNED       VALUE     OF SHARES      COST OF SHARES
------------------------------------------------------------------------------------------------------------------------------------
LVIP JPMorgan Mid Cap Value RPM Service Class                                      694,600  $ 14.47  $   10,048,085  $    9,115,748
LVIP Managed Risk Profile 2010 Service Class                                        40,181    12.10         486,230         400,254
LVIP Managed Risk Profile 2020 Service Class                                        26,182    11.83         309,654         233,113
LVIP Managed Risk Profile 2030 Service Class                                        28,271    11.93         337,359         270,873
LVIP Managed Risk Profile 2040 Service Class                                           848    11.50           9,752           8,678
LVIP Managed Risk Profile Conservative Service Class                             5,440,201    13.62      74,095,536      70,176,175
LVIP Managed Risk Profile Growth Service Class                                  20,813,419    13.29     276,651,966     257,294,154
LVIP Managed Risk Profile Moderate Service Class                                19,815,769    13.81     273,735,027     253,583,464
LVIP MFS International Growth Service Class                                        330,069    14.60       4,818,015       4,149,892
LVIP MFS International Growth RPM Service Class                                    242,862    10.20       2,475,981       2,418,158
LVIP MFS Value Service Class                                                       461,203    34.53      15,923,509      11,055,265
LVIP Mid-Cap Value Service Class                                                   245,679    21.17       5,201,287       3,542,960
LVIP Mondrian International Value Standard Class                                    85,420    18.13       1,548,754       1,409,958
LVIP Mondrian International Value Service Class                                    770,934    18.12      13,970,870      12,956,418
LVIP Money Market Standard Class                                                   268,561    10.00       2,685,614       2,685,614
LVIP Money Market Service Class                                                  1,624,943    10.00      16,249,433      16,249,432
LVIP SSgA Bond Index Service Class                                               3,426,822    11.02      37,746,444      38,428,765
LVIP SSgA Conservative Index Allocation Service Class                              381,029    12.00       4,570,445       4,322,168
LVIP SSgA Conservative Structured Allocation Service Class                         816,767    11.68       9,540,654       8,943,228
LVIP SSgA Developed International 150 Service Class                                606,462     9.49       5,757,750       4,749,128
LVIP SSgA Emerging Markets 100 Service Class                                       756,888     9.92       7,506,055       8,162,789
LVIP SSgA Global Tactical Allocation RPM Service Class                           4,828,100    11.78      56,894,334      52,862,328
LVIP SSgA International Index Service Class                                      1,293,779     9.46      12,239,147      10,107,422
LVIP SSgA Large Cap 100 Service Class                                              902,511    14.46      13,053,919       9,364,128
LVIP SSgA Large Cap RPM Service Class                                              151,173    11.19       1,692,077       1,637,499
LVIP SSgA Moderate Index Allocation Service Class                                  986,379    12.90      12,727,245      11,314,264
LVIP SSgA Moderate Structured Allocation Service Class                           4,883,505    12.42      60,667,786      55,205,486
LVIP SSgA Moderately Aggressive Index Allocation Service Class                     703,196    13.17       9,263,908       8,128,833
LVIP SSgA Moderately Aggressive Structured Allocation Service Class              1,893,216    12.80      24,231,277      21,177,688
LVIP SSgA S&P 500 Index Standard Class                                             142,701    13.26       1,892,074       1,601,165
LVIP SSgA S&P 500 Index Service Class                                            2,959,494    13.26      39,251,773      29,630,521
LVIP SSgA Small-Cap Index Service Class                                            597,255    26.72      15,959,851      12,142,516
LVIP SSgA Small-Cap RPM Service Class                                              175,461    11.68       2,050,088       1,955,197
LVIP SSgA Small-Mid Cap 200 Service Class                                          291,002    15.39       4,477,934       3,540,089
LVIP T. Rowe Price Growth Stock Service Class                                      362,510    28.35      10,277,528       7,238,792
LVIP T. Rowe Price Structured Mid-Cap Growth Standard Class                          4,124    20.94          86,363          54,974
LVIP T. Rowe Price Structured Mid-Cap Growth Service Class                         261,378    20.39       5,330,537       3,722,570
LVIP Templeton Growth RPM Service Class                                            651,695    34.03      22,173,932      20,137,135
LVIP UBS Large Cap Growth RPM Standard Class                                         5,934    29.56         175,379         112,448
LVIP UBS Large Cap Growth RPM Service Class                                        239,698    29.19       6,996,793       5,819,009
LVIP Vanguard Domestic Equity ETF Service Class                                    410,639    13.42       5,510,367       4,338,363
LVIP Vanguard International Equity ETF Service Class                               279,232    10.27       2,867,159       2,496,171
LVIP VIP Contrafund RPM Service Class                                              477,767    11.46       5,474,727       5,221,303
Lord Abbett Fundamental Equity Class VC                                              3,795    21.03          79,809          66,988
MFS VIT Core Equity Service Class                                                    2,096    23.48          49,220          30,703
MFS VIT Growth Initial Class                                                         2,729    39.07         106,634          51,069
MFS VIT Growth Service Class                                                        32,344    38.22       1,236,179         838,906
MFS VIT Total Return Initial Class                                                  22,603    23.44         529,821         419,670
MFS VIT Utilities Initial Class                                                     13,492    31.88         430,133         303,822
MFS VIT Utilities Service Class                                                    448,736    31.47      14,121,711      11,638,150
NB AMT Mid Cap Intrinsic Value I Class                                             225,151    16.38       3,687,971       3,087,871
Oppenheimer Global Fund/VA Service Class                                             6,328    40.47         256,084         189,827
PIMCO VIT CommodityRealReturn Strategy Advisor Class                               578,040     6.05       3,497,140       4,327,465
Putnam VT Global Health Care Class IB                                                9,990    17.48         174,617         130,469
Putnam VT Growth & Income Class IB                                                   1,099    23.91          26,283          23,510


LINCOLN NEW YORK ACCOUNT N FOR VARIABLE ANNUITIES

6. CHANGES IN UNITS OUTSTANDING



The change in units outstanding for the year ended December 31, 2013, is as follows:


                                                                                               UNITS       UNITS        NET INCREASE
SUBACCOUNT                                                                                     ISSUED      REDEEMED     (DECREASE)
------------------------------------------------------------------------------------------------------------------------------------
ABVPSF Global Thematic Growth Class B                                                             40,859      (46,232)       (5,373)
ABVPSF Growth and Income Class B                                                                  13,205     (449,565)     (436,360)
ABVPSF International Value Class B                                                                17,699   (1,059,734)   (1,042,035)
ABVPSF Large Cap Growth Class B                                                                    3,025      (16,016)      (12,991)
ABVPSF Small/Mid Cap Value Class B                                                               148,044      (83,898)       64,146
American Century VP Inflation Protection Class II                                                 30,969   (1,730,691)   (1,699,722)
American Funds Global Growth Class 2                                                              43,491     (159,234)     (115,743)
American Funds Global Small Capitalization Class 2                                                42,798     (100,380)      (57,582)
American Funds Growth Class 2                                                                    234,473     (837,687)     (603,214)
American Funds Growth-Income Class 2                                                             236,121     (927,059)     (690,938)
American Funds International Class 2                                                              73,500     (319,806)     (246,306)
BlackRock Global Allocation V.I. Class III                                                       429,137     (584,989)     (155,852)
Delaware VIP Diversified Income Service Class                                                    778,058     (415,161)      362,897
Delaware VIP Emerging Markets Service Class                                                       89,494     (142,609)      (53,115)
Delaware VIP High Yield Standard Class                                                             6,743       (4,681)        2,062
Delaware VIP High Yield Service Class                                                             36,239     (107,147)      (70,908)
Delaware VIP Limited-Term Diversified Income Service Class                                     1,015,649     (353,468)      662,181
Delaware VIP REIT Standard Class                                                                     316       (2,158)       (1,842)
Delaware VIP REIT Service Class                                                                  134,421     (100,254)       34,167
Delaware VIP Small Cap Value Standard Class                                                        2,022       (3,695)       (1,673)
Delaware VIP Small Cap Value Service Class                                                        43,691     (170,177)     (126,486)
Delaware VIP Smid Cap Growth Standard Class                                                        5,956       (7,780)       (1,824)
Delaware VIP Smid Cap Growth Service Class                                                        92,108     (137,244)      (45,136)
Delaware VIP U.S. Growth Service Class                                                            35,759     (107,621)      (71,862)
Delaware VIP Value Standard Class                                                                    944       (4,664)       (3,720)
Delaware VIP Value Service Class                                                                  94,786     (131,158)      (36,372)
DWS Alternative Asset Allocation VIP Class B                                                     261,435     (244,147)       17,288
DWS Equity 500 Index VIP Class A                                                                   3,395      (52,339)      (48,944)
DWS Equity 500 Index VIP Class B                                                                   1,140     (143,943)     (142,803)
DWS Small Cap Index VIP Class A                                                                    1,724       (7,466)       (5,742)
DWS Small Cap Index VIP Class B                                                                    3,227      (83,792)      (80,565)
Fidelity VIP Contrafund Service Class 2                                                          112,533     (433,580)     (321,047)
Fidelity VIP Equity-Income Initial Class                                                              40      (36,835)      (36,795)
Fidelity VIP Equity-Income Service Class 2                                                        12,632     (120,224)     (107,592)
Fidelity VIP Growth Initial Class                                                                     --         (971)         (971)
Fidelity VIP Growth Service Class 2                                                              170,603      (78,449)       92,154
Fidelity VIP Mid Cap Service Class 2                                                             262,487     (363,167)     (100,680)
Fidelity VIP Overseas Initial Class                                                                   --       (7,260)       (7,260)
Fidelity VIP Overseas Service Class 2                                                              2,176     (228,771)     (226,595)
FTVIPT Franklin Income Securities Class 2                                                        248,524     (286,479)      (37,955)
FTVIPT Franklin Small-Mid Cap Growth Securities Class 2                                            6,191     (468,639)     (462,448)
FTVIPT Mutual Shares Securities Class 2                                                           90,954     (345,310)     (254,356)
FTVIPT Templeton Global Bond Securities Class 2                                                   55,758     (149,747)      (93,989)
FTVIPT Templeton Growth Securities Class 2                                                         5,509      (56,760)      (51,251)
Goldman Sachs VIT Large Cap Value Service Class                                                    1,076      (17,725)      (16,649)
Huntington VA Balanced                                                                                --          (28)          (28)
Huntington VA Dividend Capture                                                                        82         (300)         (218)
Invesco V.I. American Franchise Series I                                                             393       (2,071)       (1,678)
Invesco V.I. American Franchise Series II                                                              7       (3,877)       (3,870)
Invesco V.I. Core Equity Series I                                                                  2,227       (7,742)       (5,515)
Invesco V.I. Core Equity Series II                                                                    16         (648)         (632)
Invesco V.I. International Growth Series I                                                            28       (3,653)       (3,625)
Invesco V.I. International Growth Series II                                                           19         (521)         (502)
Janus Aspen Balanced Service Class                                                                12,458       (7,468)        4,990
Janus Aspen Enterprise Service Class                                                               1,243       (2,980)       (1,737)
Janus Aspen Global Research Service Class                                                         13,961      (13,927)           34
LVIP American Global Growth Service Class II                                                      50,777      (30,079)       20,698
LVIP American Global Small Capitalization Service Class II                                        48,511      (76,686)      (28,175)
LVIP American Growth Service Class II                                                            127,714      (84,062)       43,652

LINCOLN NEW YORK ACCOUNT N FOR VARIABLE ANNUITIES


                                                                                              UNITS       UNITS         NET INCREASE
SUBACCOUNT                                                                                    ISSUED      REDEEMED      (DECREASE)
------------------------------------------------------------------------------------------------------------------------------------
LVIP American Growth-Income Service Class II                                                     82,581      (91,050)        (8,469)
LVIP American International Service Class II                                                     92,709      (36,250)        56,459
LVIP Baron Growth Opportunities Service Class                                                   135,745     (154,824)       (19,079)
LVIP BlackRock Emerging Markets RPM Service Class                                               540,841      (13,363)       527,478
LVIP BlackRock Equity Dividend RPM Service Class                                              1,112,906      (34,207)     1,078,699
LVIP BlackRock Global Allocation V.I. RPM Service Class                                       1,668,112       (4,348)     1,663,764
LVIP BlackRock Inflation Protected Bond Service Class                                         2,945,076     (466,936)     2,478,140
LVIP Capital Growth Service Class                                                                18,365      (64,929)       (46,564)
LVIP Clarion Global Real Estate Service Class                                                   141,315     (113,865)        27,450
LVIP Columbia Small-Mid Cap Growth RPM Service Class                                            595,124      (25,992)       569,132
LVIP Delaware Bond Standard Class                                                                21,383     (126,714)      (105,331)
LVIP Delaware Bond Service Class                                                              1,119,353     (463,076)       656,277
LVIP Delaware Diversified Floating Rate Service Class                                         2,360,283     (286,116)     2,074,167
LVIP Delaware Foundation Aggressive Allocation Standard Class                                         3         (861)          (858)
LVIP Delaware Foundation Aggressive Allocation Service Class                                      4,518      (30,927)       (26,409)
LVIP Delaware Growth and Income Service Class                                                    18,721      (36,616)       (17,895)
LVIP Delaware Social Awareness Standard Class                                                       576      (14,104)       (13,528)
LVIP Delaware Social Awareness Service Class                                                     47,839      (33,681)        14,158
LVIP Delaware Special Opportunities Service Class                                               108,588     (163,622)       (55,034)
LVIP Dimensional Non-U.S. Equity RPM Service Class                                              244,192      (33,349)       210,843
LVIP Dimensional U.S. Equity RPM Service Class                                                  388,585      (38,264)       350,321
LVIP Dimensional/Vanguard Total Bond Service Class                                              916,573     (204,228)       712,345
LVIP Global Income Service Class                                                                370,348     (111,667)       258,681
LVIP JPMorgan High Yield Service Class                                                          173,413     (104,665)        68,748
LVIP JPMorgan Mid Cap Value RPM Service Class                                                   704,075      (22,570)       681,505
LVIP Managed Risk Profile 2010 Service Class                                                      7,649         (978)         6,671
LVIP Managed Risk Profile 2020 Service Class                                                        577      (13,724)       (13,147)
LVIP Managed Risk Profile 2030 Service Class                                                         --         (194)          (194)
LVIP Managed Risk Profile 2040 Service Class                                                         --           (7)            (7)
LVIP Managed Risk Profile Conservative Service Class                                          1,782,291     (510,173)     1,272,118
LVIP Managed Risk Profile Growth Service Class                                               12,836,057     (580,424)    12,255,633
LVIP Managed Risk Profile Moderate Service Class                                              9,834,856     (385,203)     9,449,653
LVIP MFS International Growth Service Class                                                     104,356      (82,913)        21,443
LVIP MFS International Growth RPM Service Class                                                 249,970         (294)       249,676
LVIP MFS Value Service Class                                                                    151,963     (268,293)      (116,330)
LVIP Mid-Cap Value Service Class                                                                103,542      (97,902)         5,640
LVIP Mondrian International Value Standard Class                                                 14,104      (29,853)       (15,749)
LVIP Mondrian International Value Service Class                                                 489,937     (129,153)       360,784
LVIP Money Market Standard Class                                                                149,382     (132,983)        16,399
LVIP Money Market Service Class                                                               1,780,471   (1,853,860)       (73,389)
LVIP SSgA Bond Index Service Class                                                              673,319     (548,768)       124,551
LVIP SSgA Conservative Index Allocation Service Class                                           232,411     (164,253)        68,158
LVIP SSgA Conservative Structured Allocation Service Class                                       87,842     (172,537)       (84,695)
LVIP SSgA Developed International 150 Service Class                                              78,557      (89,389)       (10,832)
LVIP SSgA Emerging Markets 100 Service Class                                                    123,011     (116,400)         6,611
LVIP SSgA Global Tactical Allocation RPM Service Class                                        1,987,002     (459,020)     1,527,982
LVIP SSgA International Index Service Class                                                     462,157     (205,994)       256,163
LVIP SSgA Large Cap 100 Service Class                                                            73,568     (181,071)      (107,503)
LVIP SSgA Large Cap RPM Service Class                                                           162,105       (5,537)       156,568
LVIP SSgA Moderate Index Allocation Service Class                                               318,421     (150,234)       168,187
LVIP SSgA Moderate Structured Allocation Service Class                                        1,618,843     (369,483)     1,249,360
LVIP SSgA Moderately Aggressive Index Allocation Service Class                                  240,526      (81,350)       159,176
LVIP SSgA Moderately Aggressive Structured Allocation Service Class                             239,645     (122,023)       117,622
LVIP SSgA S&P 500 Index Standard Class                                                          138,346      (43,485)        94,861
LVIP SSgA S&P 500 Index Service Class                                                         1,265,553     (460,656)       804,897
LVIP SSgA Small-Cap Index Service Class                                                         853,139     (266,644)       586,495
LVIP SSgA Small-Cap RPM Service Class                                                           185,927       (2,075)       183,852
LVIP SSgA Small-Mid Cap 200 Service Class                                                        34,629      (46,789)       (12,160)
LVIP T. Rowe Price Growth Stock Service Class                                                   284,735     (148,290)       136,445
LVIP T. Rowe Price Structured Mid-Cap Growth Standard Class                                          54         (560)          (506)
LVIP T. Rowe Price Structured Mid-Cap Growth Service Class                                       60,355      (58,302)         2,053

LINCOLN NEW YORK ACCOUNT N FOR VARIABLE ANNUITIES


                                                                                                UNITS      UNITS        NET INCREASE
SUBACCOUNT                                                                                      ISSUED     REDEEMED     (DECREASE)
------------------------------------------------------------------------------------------------------------------------------------
LVIP Templeton Growth RPM Service Class                                                         1,490,983     (42,700)    1,448,283
LVIP UBS Large Cap Growth RPM Standard Class                                                        2,363        (654)        1,709
LVIP UBS Large Cap Growth RPM Service Class                                                       289,709     (22,406)      267,303
LVIP Vanguard Domestic Equity ETF Service Class                                                   157,942     (41,341)      116,601
LVIP Vanguard International Equity ETF Service Class                                               88,293     (28,987)       59,306
LVIP VIP Contrafund RPM Service Class                                                             504,293      (8,839)      495,454
Lord Abbett Fundamental Equity Class VC                                                                64        (780)         (716)
MFS VIT Core Equity Service Class                                                                     409      (1,767)       (1,358)
MFS VIT Growth Initial Class                                                                           --        (937)         (937)
MFS VIT Growth Service Class                                                                       18,579     (19,924)       (1,345)
MFS VIT Total Return Initial Class                                                                     35      (6,500)       (6,465)
MFS VIT Total Return Service Class                                                                  3,539    (942,020)     (938,481)
MFS VIT Utilities Initial Class                                                                       109      (2,580)       (2,471)
MFS VIT Utilities Service Class                                                                    54,492    (126,532)      (72,040)
NB AMT Mid Cap Growth I Class                                                                       2,358    (179,406)     (177,048)
NB AMT Mid Cap Intrinsic Value I Class                                                              5,927     (60,682)      (54,755)
Oppenheimer Global Fund/VA Service Class                                                              393      (1,882)       (1,489)
PIMCO VIT CommodityRealReturn Strategy Advisor Class                                               86,517     (28,979)       57,538
Putnam VT Global Health Care Class IB                                                               2,837      (1,326)        1,511
Putnam VT Growth & Income Class IB                                                                    735        (103)          632

The change in units outstanding for the year ended December 31, 2012, is as follows:


                                                                                                 UNITS     UNITS        NET INCREASE
SUBACCOUNT                                                                                       ISSUED    REDEEMED     (DECREASE)
------------------------------------------------------------------------------------------------------------------------------------
ABVPSF Global Thematic Growth Class B                                                              27,547     (57,096)      (29,549)
ABVPSF Growth and Income Class B                                                                   10,603    (111,162)     (100,559)
ABVPSF International Value Class B                                                                 83,434    (182,145)      (98,711)
ABVPSF Large Cap Growth Class B                                                                       525     (18,175)      (17,650)
ABVPSF Small/Mid Cap Value Class B                                                                 43,728    (100,161)      (56,433)
American Century VP Inflation Protection Class II                                                 106,363    (322,179)     (215,816)
American Funds Global Growth Class 2                                                               21,910    (245,452)     (223,542)
American Funds Global Small Capitalization Class 2                                                 36,472    (107,268)      (70,796)
American Funds Growth Class 2                                                                      62,496    (844,183)     (781,687)
American Funds Growth-Income Class 2                                                               90,083    (884,639)     (794,556)
American Funds International Class 2                                                               54,138    (367,999)     (313,861)
BlackRock Global Allocation V.I. Class III                                                      1,457,198    (271,449)    1,185,749
Delaware VIP Diversified Income Service Class                                                     533,350    (333,646)      199,704
Delaware VIP Emerging Markets Service Class                                                       172,379    (156,703)       15,676
Delaware VIP High Yield Standard Class                                                              3,647      (4,627)         (980)
Delaware VIP High Yield Service Class                                                              59,127    (203,475)     (144,348)
Delaware VIP Limited-Term Diversified Income Service Class                                        589,549    (368,791)      220,758
Delaware VIP REIT Standard Class                                                                    1,080      (4,108)       (3,028)
Delaware VIP REIT Service Class                                                                    76,155    (107,295)      (31,140)
Delaware VIP Small Cap Value Standard Class                                                         2,348      (7,881)       (5,533)
Delaware VIP Small Cap Value Service Class                                                        118,603    (159,350)      (40,747)
Delaware VIP Smid Cap Growth Standard Class                                                         2,344      (6,774)       (4,430)
Delaware VIP Smid Cap Growth Service Class                                                        183,705     (69,641)      114,064
Delaware VIP U.S. Growth Service Class                                                            142,226     (52,947)       89,279
Delaware VIP Value Standard Class                                                                     228      (5,545)       (5,317)
Delaware VIP Value Service Class                                                                   86,512    (105,843)      (19,331)
DWS Alternative Asset Allocation VIP Class B                                                       85,637     (32,571)       53,066
DWS Equity 500 Index VIP Class A                                                                    1,793     (37,996)      (36,203)
DWS Equity 500 Index VIP Class B                                                                    6,111     (55,023)      (48,912)
DWS Small Cap Index VIP Class A                                                                     1,070      (8,643)       (7,573)
DWS Small Cap Index VIP Class B                                                                       449     (17,530)      (17,081)
Fidelity VIP Contrafund Service Class 2                                                           217,589    (378,712)     (161,123)
Fidelity VIP Equity-Income Initial Class                                                               --      (9,950)       (9,950)
Fidelity VIP Equity-Income Service Class 2                                                          5,526     (19,994)      (14,468)
Fidelity VIP Growth Initial Class                                                                      --      (5,663)       (5,663)
Fidelity VIP Growth Service Class 2                                                               147,579     (89,904)       57,675
Fidelity VIP Mid Cap Service Class 2                                                              357,056    (207,084)      149,972

LINCOLN NEW YORK ACCOUNT N FOR VARIABLE ANNUITIES


                                                                                                UNITS      UNITS        NET INCREASE
SUBACCOUNT                                                                                      ISSUED     REDEEMED     (DECREASE)
------------------------------------------------------------------------------------------------------------------------------------
Fidelity VIP Overseas Initial Class                                                                   22       (1,516)       (1,494)
Fidelity VIP Overseas Service Class 2                                                             12,985      (42,791)      (29,806)
FTVIPT Franklin Income Securities Class 2                                                        421,935     (476,237)      (54,302)
FTVIPT Franklin Small-Mid Cap Growth Securities Class 2                                            9,377     (114,200)     (104,823)
FTVIPT Mutual Shares Securities Class 2                                                          160,430     (285,834)     (125,404)
FTVIPT Templeton Global Bond Securities Class 2                                                   64,293     (273,616)     (209,323)
FTVIPT Templeton Growth Securities Class 2                                                         7,323      (90,181)      (82,858)
Goldman Sachs VIT Large Cap Value Service Class                                                    4,820      (20,438)      (15,618)
Huntington VA Balanced                                                                               467          (12)          455
Huntington VA Dividend Capture                                                                     3,918          (39)        3,879
Invesco V.I. American Franchise Series I                                                          28,097       (3,637)       24,460
Invesco V.I. American Franchise Series II                                                          6,485         (749)        5,736
Invesco V.I. Capital Appreciation Series I                                                            19      (28,009)      (27,990)
Invesco V.I. Capital Appreciation Series II                                                            4       (6,584)       (6,580)
Invesco V.I. Core Equity Series I                                                                     83      (23,869)      (23,786)
Invesco V.I. Core Equity Series II                                                                   102           --           102
Invesco V.I. International Growth Series I                                                            21         (407)         (386)
Invesco V.I. International Growth Series II                                                          752       (8,019)       (7,267)
Janus Aspen Balanced Service Class                                                                 4,090       (5,509)       (1,419)
Janus Aspen Enterprise Service Class                                                                 128       (8,930)       (8,802)
Janus Aspen Global Research Service Class                                                             43         (304)         (261)
LVIP American Global Growth Service Class II                                                      52,414      (28,120)       24,294
LVIP American Global Small Capitalization Service Class II                                        98,515      (21,432)       77,083
LVIP American Growth Service Class II                                                            274,545      (36,960)      237,585
LVIP American Growth-Income Service Class II                                                     275,979      (37,081)      238,898
LVIP American International Service Class II                                                     161,078      (60,932)      100,146
LVIP Baron Growth Opportunities Service Class                                                     82,651      (96,914)      (14,263)
LVIP BlackRock Emerging Markets RPM Service Class                                                 12,282           --        12,282
LVIP BlackRock Equity Dividend RPM Service Class                                                 110,887      (24,889)       85,998
LVIP BlackRock Inflation Protected Bond Service Class                                            966,736     (191,326)      775,410
LVIP Capital Growth Service Class                                                                 42,649      (22,500)       20,149
LVIP Clarion Global Real Estate Service Class                                                     96,616     (132,613)      (35,997)
LVIP Columbia Small-Mid Cap Growth RPM Service Class                                              54,253      (44,445)        9,808
LVIP Delaware Bond Standard Class                                                                 21,158     (141,413)     (120,255)
LVIP Delaware Bond Service Class                                                               1,180,476     (375,922)      804,554
LVIP Delaware Diversified Floating Rate Service Class                                            453,196     (135,082)      318,114
LVIP Delaware Foundation Aggressive Allocation Standard Class                                          5       (2,031)       (2,026)
LVIP Delaware Foundation Aggressive Allocation Service Class                                      28,406      (72,755)      (44,349)
LVIP Delaware Growth and Income Service Class                                                     16,372      (53,902)      (37,530)
LVIP Delaware Social Awareness Standard Class                                                        182       (6,990)       (6,808)
LVIP Delaware Social Awareness Service Class                                                      34,637      (36,029)       (1,392)
LVIP Delaware Special Opportunities Service Class                                                121,156      (33,252)       87,904
LVIP Dimensional Non-U.S. Equity RPM Service Class                                               136,856      (27,447)      109,409
LVIP Dimensional U.S. Equity RPM Service Class                                                   250,985      (33,780)      217,205
LVIP Dimensional/Vanguard Total Bond Service Class                                               621,605     (302,104)      319,501
LVIP Global Income Service Class                                                                 412,810     (190,473)      222,337
LVIP JPMorgan High Yield Service Class                                                           305,155      (79,641)      225,514
LVIP JPMorgan Mid Cap Value RPM Service Class                                                     82,718      (40,477)       42,241
LVIP Managed Risk Profile 2010 Service Class                                                           2      (46,033)      (46,031)
LVIP Managed Risk Profile 2020 Service Class                                                          99     (275,759)     (275,660)
LVIP Managed Risk Profile 2030 Service Class                                                          --      (10,071)      (10,071)
LVIP Managed Risk Profile 2040 Service Class                                                          --           (8)           (8)
LVIP Managed Risk Profile Conservative Service Class                                           3,097,195     (628,247)    2,468,948
LVIP Managed Risk Profile Growth Service Class                                                 6,331,251     (207,581)    6,123,670
LVIP Managed Risk Profile Moderate Service Class                                               6,298,369     (754,058)    5,544,311
LVIP MFS International Growth Service Class                                                      135,003      (72,609)       62,394
LVIP MFS Value Service Class                                                                     246,709     (165,588)       81,121
LVIP Mid-Cap Value Service Class                                                                  78,835      (85,515)       (6,680)
LVIP Mondrian International Value Standard Class                                                   3,618      (12,759)       (9,141)
LVIP Mondrian International Value Service Class                                                   29,746      (64,387)      (34,641)
LVIP Money Market Standard Class                                                                 158,167     (229,338)      (71,171)
LVIP Money Market Service Class                                                                1,746,126   (1,533,426)      212,700

LINCOLN NEW YORK ACCOUNT N FOR VARIABLE ANNUITIES


                                                                                                 UNITS     UNITS        NET INCREASE
SUBACCOUNT                                                                                       ISSUED    REDEEMED     (DECREASE)
------------------------------------------------------------------------------------------------------------------------------------
LVIP SSgA Bond Index Service Class                                                                686,530    (362,265)      324,265
LVIP SSgA Conservative Index Allocation Service Class                                             209,179     (62,613)      146,566
LVIP SSgA Conservative Structured Allocation Service Class                                        526,165     (96,837)      429,328
LVIP SSgA Developed International 150 Service Class                                               118,144     (75,268)       42,876
LVIP SSgA Emerging Markets 100 Service Class                                                      139,632     (56,879)       82,753
LVIP SSgA Global Tactical Allocation RPM Service Class                                          1,083,251    (188,491)      894,760
LVIP SSgA International Index Service Class                                                       188,175    (150,076)       38,099
LVIP SSgA Large Cap 100 Service Class                                                             110,443    (134,985)      (24,542)
LVIP SSgA Moderate Index Allocation Service Class                                                 562,138    (137,118)      425,020
LVIP SSgA Moderate Structured Allocation Service Class                                          1,576,841    (538,699)    1,038,142
LVIP SSgA Moderately Aggressive Index Allocation Service Class                                    282,455     (39,348)      243,107
LVIP SSgA Moderately Aggressive Structured Allocation Service Class                               716,594    (223,577)      493,017
LVIP SSgA S&P 500 Index Standard Class                                                              1,159      (8,297)       (7,138)
LVIP SSgA S&P 500 Index Service Class                                                             286,326    (261,309)       25,017
LVIP SSgA Small-Cap Index Service Class                                                            97,262    (119,298)      (22,036)
LVIP SSgA Small-Mid Cap 200 Service Class                                                          29,973     (30,788)         (815)
LVIP T. Rowe Price Growth Stock Service Class                                                     240,160     (88,332)      151,828
LVIP T. Rowe Price Structured Mid-Cap Growth Standard Class                                         1,851      (1,116)          735
LVIP T. Rowe Price Structured Mid-Cap Growth Service Class                                         65,381     (33,804)       31,577
LVIP Templeton Growth RPM Service Class                                                           138,249     (93,006)       45,243
LVIP UBS Large Cap Growth RPM Standard Class                                                          163        (560)         (397)
LVIP UBS Large Cap Growth RPM Service Class                                                        53,190     (11,343)       41,847
LVIP Vanguard Domestic Equity ETF Service Class                                                   257,914     (18,834)      239,080
LVIP Vanguard International Equity ETF Service Class                                              157,421     (21,606)      135,815
Lord Abbett Fundamental Equity Class VC                                                               485      (2,360)       (1,875)
MFS VIT Core Equity Service Class                                                                   1,611        (939)          672
MFS VIT Growth Initial Class                                                                          390      (5,274)       (4,884)
MFS VIT Growth Service Class                                                                       30,879     (21,591)        9,288
MFS VIT Total Return Initial Class                                                                  1,673     (14,810)      (13,137)
MFS VIT Total Return Service Class                                                                 91,509    (288,273)     (196,764)
MFS VIT Utilities Initial Class                                                                        22      (6,181)       (6,159)
MFS VIT Utilities Service Class                                                                    78,869    (141,716)      (62,847)
NB AMT Mid Cap Growth I Class                                                                       2,196     (42,414)      (40,218)
NB AMT Mid Cap Intrinsic Value I Class                                                              3,014     (36,299)      (33,285)
Oppenheimer Global Fund/VA Service Class                                                            3,446      (5,325)       (1,879)
PIMCO VIT CommodityRealReturn Strategy Advisor Class                                              171,538     (35,517)      136,021
Putnam VT Global Health Care Class IB                                                               1,762        (532)        1,230
Putnam VT Growth & Income Class IB                                                                     61      (3,499)       (3,438)


7. SUBSEQUENT EVENT

Management evaluated subsequent events through the date these financial statements were issued and determined there were no additional matters to be disclosed.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM



Board of Directors of Lincoln Life & Annuity Company of New York
     and
Contract Owners of Lincoln New York Account N for Variable Annuities

We have audited the accompanying statements of assets and liabilities of Lincoln New York Account N for Variable Annuities ("Variable Account"), comprised of the subaccounts described in Note 1, as of December 31, 2013, and the related statements of operations for the year then ended and the statements of changes in net assets for each of the two years in the period then ended, or for those sub-accounts operating for portions of such periods as disclosed in the financial statements. These financial statements are the responsibility of the Variable Account's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Variable Account's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Variable Account's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of investments owned as of December 31, 2013, by correspondence with the fund companies, or their transfer agents, as applicable. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the respective subaccounts constituting Lincoln New York Account N for Variable Annuities at December 31, 2013, and the results of their operations and the changes in their net assets for the periods described above, in conformity with U.S. generally accepted accounting principles.



/s/ ERNST & YOUNG LLP
Philadelphia, Pennsylvania
April 1, 2014

               Lincoln New York Account N for Variable Annuities

                           PART C - OTHER INFORMATION

Item 24. Financial Statements and Exhibits

(a) List of Financial Statements

     1. Part A

     The Table of Condensed Financial Information is included in Part A of this Registration Statement.

     2. Part B

     The following financial statements for the Variable Account are included in Part B of this Registration Statement:

     Statement of Assets and Liabilities - December 31, 2013

     Statement of Operations - Year ended December 31, 2013

     Statements of Changes in Net Assets - Years ended December 31, 2013 and
     2012

     Notes to Financial Statements - December 31, 2013

     Report of Independent Registered Public Accounting Firm

     3. Part B

     The following financial statements for Lincoln Life & Annuity Company of New York are included in Part B of this Registration Statement:

     Balance Sheets - Years ended December 31, 2013 and 2012

     Statements of Comprehensive Income (Loss) - Years ended December 31, 2013, 2012 and 2011

     Statements of Stockholders' Equity - Years ended December 31, 2013, 2012 and 2011

     Statements of Cash Flows - Years ended December 31, 2013, 2012 and 2011

     Notes to Financial Statements - December 31, 2013

     Report of Independent Registered Public Accounting Firm

     (b) List of Exhibits

(1)(a) Resolution of Board of Directors and Memorandum authorizing establishment of the Variable Account are incorporated herein by reference to Registration Statement on Form N-4 (File No. 333-93875) filed on December 30, 1999.

   (b) Amendment to that Certain Memorandum incorporated herein by reference to Registration Statement on Form N-4 (File No. 333-93875) filed on December 30, 1999.

(2) Not Applicable

(3)(a) Principal Underwriting Agreement between Lincoln Financial Distributors, Inc. and Lincoln Life & Annuity Company of New York incorporated herein by reference to Pre-Effective Amendment No. 1 (File No. 333-145531) filed on November 16, 2007.

   (b) Broker-Dealer Selling Group Agreement among The Lincoln National Life Insurance Company, Lincoln Life & Annuity Company of New York and Lincoln Financial Distributors, Inc. incorporated herein by reference to Pre-Effective Amendment No. 1 (File No. 333-170897) filed on April 8, 2011.


(4)(a) Annuity Contract (30070 BNYA 5/03) incorporated herein by reference to Post-Effective Amendment No. 9 (File No. 333-141752) filed on April 20, 2004.

   (b) Contract Specifications (30070-B-CD)(8-11) incorporated herein by reference to Post-Effective Amendment No. 8 (File No. 333-176213) filed on August 9, 2013.

   (c) Annuity Payment Option Rider (32157) incorporated herein by reference to Post-Effective Amendment No. 3 (File No. 333-36304) filed on April 8,
   2001.

   (d) IRA Contract Amendment incorporated herein by reference to Post-Effective Amendment No. 7 (File No. 333-93875) filed on April 15, 2003.

   (e) Roth IRA Endorsement incorporated herein by reference to Post-Effective Amendment No. 7 (File No. 333-93875) filed on April 15, 2003.

   (f) DCA Fixed Account Allocations (NYCPALGV) incorporated herein by reference to Post-Effective Amendment No. 5 (File No. 333-83718) filed on April 21, 2004.

   (g) Guarantee of Principal death benefit rider (32148 5/03) incorporated herein by reference to initial registration statement on Form N-4 (File No. 333-175691) filed on July 21, 2011.

   (h) Enhanced Guaranteed Minimum Death Benefit rider (32149 5/03) incorporated herein by reference to Post-Effective Amendment No. 1 (File No. 333-171097) filed June 21, 2011.

   (i) DCA Fixed Account Allocations (NYCPAGV 5/03) incorporated herein by reference to Post-Effective Amendment No. 9 (File No. 333-93875) filed on April 20, 2004.

   (j) Allocation Amendment (AR503 1/06) incorporated herein by reference to Post-Effective Amendment No. 22 (File No. 333-40937) filed on April 18,
    2006.

   (k) Variable Annuity Rider (32793 7/06 NY LSSA) incorporated herein by reference to Post-Effective Amendment No. 15 (File No. 333-93875) filed on December 21, 2006.

   (l) Variable Annuity Guaranteed Income Benefit Rider (LINC 2.0) (AR-529 8/10 NY) incorporated herein by reference to Post-Effective Amendment No.
    12 (File No. 333-145531) filed on October 28, 2010.

   (m) Guaranteed Income Benefit Rider (GIB v4) AR-528 8/10 NY) incorporated herein by reference to Post-Effective Amendment No. 12 (File No. 333-145531) filed on October 28, 2010.

   (n) Contract Benefit Data (CBD 8/10 NY) incorporated herein by reference to Post-Effective Amendment No. 12 (File No. 333-145531) filed on October 28,
    2010.

   (o) Variable Annuity Payment Option Rider (i4LA-NQ 8/10 NY Rev 09-02) incorporated herein by reference to Post-Effective Amendment No. 12 (File No. 333-145531) filed on October 28, 2010.

   (p) Variable Annuity Payment Option Rider (i4LA-Q 8/10 NY Rev 09-02) incorporated herein by reference to Post-Effective Amendment No. 12 (File No. 333-145531) filed on October 28, 2010.

   (q) Contract Endorsement (AR514-DOMA) incorporated herein by reference to Post-Effective Amendment No. 1 (File No. 333-171097) filed on June 21,
    2011.

     (i) Amendatory Endorsement (AR-567 DOMA) incorporated herein by reference to Post-Effective Amendment No. 8 (File No. 333-170897) filed on November 5, 2013.

(5) Application incorporated herein by reference to initial registration statement on Form N-4 (File No. 333-176213) filed on August 10, 2011.

(6) Amended and Restated By-laws of Lincoln Life & Annuity Company of New York incorporated herein by reference to initial registration statement on Form N-4 (File No. 333-175691) filed on July 21, 2011.

(7)(a) Automatic Indemnity Reinsurance Agreement dated December 31, 2007, Amended and Restated as of January 1, 2010 between Lincoln Life & Annuity Company of New York and Lincoln National Reinsurance Company (Barbados) Limited incorporated herein by reference to Post-Effective Amendment No. 9 (File No. 333-141758) filed on April 7, 2010.

   (b) Novation Agreement effective as of January 1, 2010 by and among Lincoln National Reinsurance Company (Barbados) Limited, Lincoln Life & Annuity Company of New York and The Lincoln National Life Insurance Company incorporated herein by reference to Post-Effective Amendment No. 9 (File No. 333-141758) filed on April 7, 2010.

(i) Amendments to Novation Agreement incorporated herein by reference to Post-Effective Amendment No. 21 (File 333-145531) filed on November 5, 2013.

(8)(a) Accounting and Financial Services Administration Agreement dated October 1, 2007 among Mellon Bank, N.A., The Lincoln National Life Insurance Company and Lincoln Life & Annuity Company of New York incorporated herein by reference to Registration Statement on Form N-4 (File No. 333-147673) filed on November 28, 2007.

     (b) Fund Participation Agreements and Amendments between Lincoln Life & Annuity Company of New York and:
(i) AIM Variable Insurance Funds, Inc. incorporated herein by reference to Post-Effective Amendment No. 17 on Form N-6 (File No. 333-155333) filed on April 2, 2013.
(ii) Alliance Bernstein Variable Products Series Funds incorporated herein by reference to Post-Effective Amendment No. 16 (File No. 333-149449) filed on April 8, 2014.

     (iii) American Funds Insurance Series incorporated herein by reference to Post-Effective Amendment No. 21 on Form N-6 (File No. 333-146507) filed on April 2, 2013.

     (iv) BlackRock Variable Series Funds, Inc. incorporated herein by reference to Post-Effective Amendment No. 14 on Form N-6 (File No. 333-155333) filed on April 1, 2011.

     (v) Delaware VIP Trust incorporated herein by reference to Post-Effective Amendment No. 16 (File No. 333-149449) filed on April 8, 2014.

     (vi) DWS Variable Series II incorporated herein by reference to Post-Effective Amendment No. 16 (File No. 333-149449) filed on April 8, 2014.

     (vii) Fidelity Variable Insurance Products Fund incorporated herein by reference to Post-Effective Amendment No. 16 (File No. 333-149449) filed on April 8, 2014.

     (viii) Franklin Templeton Variable Insurance Products Trust incorporated herein by reference to Post-Effective Amendment No. 14 on Form N-6 (File No. 333-155333) filed on April 1, 2011.

     (ix) Goldman Sachs Variable Insurance Trust incorporated herein by reference to Post-Effective Amendment No. 21 on Form N-6 (File No. 333-146507) filed on April 2, 2013.

     (x) Legg Mason Partners Variable Equity Trust, Legg Mason Partners Variable Income Trust, Legg Mason Investor Services, LLC, and Legg Mason Partners Fund Advisor, LLC Agreement incorporated herein by reference to Post-Effective Amendment No. 16 (File No. 333-149449) filed on April 8, 2014.

     (xi) Lincoln Variable Insurance Products Trust incorporated herein by reference to Post-Effective Amendment No. 16 (File No. 333-149449) filed on April 8, 2014.

     (xii) MFS Variable Insurance Trust incorporated herein by reference to Post-Effective Amendment No. 17 on Form N-6 (File No. 333-155333) filed on April 2, 2013.

     (c) Rule 22c-2 Agreements between Lincoln Life & Annuity Company of New York and:
(i) AIM Variable Insurance Funds, Inc. incorporated herein by reference to Post-Effective Amendment No. 30 (File No. 333-36304) filed on May 29, 2008

     (ii) American Funds Insurance Series incorporated herein by reference to Post-Effective Amendment No. 30 (File No. 333-36304) filed on May 29,
2008.

     (iii) BlackRock Variable Series Fund, Inc. incorporated herein by reference to Post-Effective Amendment No. 22 (File No. 333-68842) filed on June 22, 2009.

     (iv) Delaware VIP Trust incorporated herein by reference to Post-Effective Amendment No. 14 (File No. 333-145531) filed on March 30, 2012.

     (v) Fidelity Variable Insurance Products Fund incorporated herein by reference to Post-Effective Amendment No. 30 (File No. 333-36304) filed on May 29, 2008.

     (vi) Franklin Templeton Variable Insurance Products Trust incorporated herein by reference to Pre-Effective Amendment No. 1 (File No. 333-149449) filed on November 26, 2008.

     (vii) Lincoln Variable Insurance Products Trust incorporated herein by reference to Pre-Effective Amendment No. 1 (File No. 333-149449) filed on November 26, 2008.

     (viii) MFS Variable Insurance Trust incorporated herein by reference to Post-Effective Amendment No. 30 (File No. 333-36304) filed on May 29,
2008.

(9) Opinion and Consent of Scott C. Durocher, Counsel of The Lincoln National Life Insurance Company, as to legality of securities being issued incorporated herein by reference to Pre-Effective Amendment No. 1 (File No. 333-176213) filed on September 27, 2011.

(10)(a) Consent of Ernst & Young LLP, Independent Registered Public Accounting Firm

     (b) Power of Attorney - Principal Officers and Directors of Lincoln Life & Annuity Company of New York

(11) Not Applicable

(12) Not Applicable
(13) Organizational Chart of The Lincoln National Insurance Holding Company System incorporated herein by reference to Post-Effective Amendment No. 2 on Form N-6 (File No. 333-181796) filed on August 6, 2013.

Item 25. Directors and Officers of the Depositor

The following list contains the officers and directors of Lincoln Life & Annuity Company of New York who are engaged directly or indirectly in activities relating to Lincoln New York Account N for Variable Annuities as well as the contracts. The list also shows Lincoln Life & Annuity Company of New York's executive officers.

Name                                Positions and Offices with Depositor
---------------------------------   --------------------------------------------------------------------
Ellen Cooper**                      Executive Vice President, Chief Investment Officer and Director
Charles C. Cornelio***              Executive Vice President, Chief Administrative Officer and Director
Jeffrey D. Coutts**                 Senior Vice President and Treasurer
Robert W. Dineen                    Director
65 Second Avenue
Westwood, NJ 07675
Randal J. Freitag**                 Executive Vice President, Chief Financial Officer and Director
Dennis R. Glass**                   President and Director
George W. Henderson, III            Director
Granville Capital
300 N. Greene Street
Greensboro, NC 27401
Mark E. Konen**                     Executive Vice President and Director
M. Leanne Lachman                   Director
870 United Nations, Plaza, #19-E
New York, NY 10017
Louis G. Marcoccia                  Director
Senior Vice President
Syracuse University
Crouse-Hinds Hall, Suite 620
900 S. Crouse Ave.
Syracuse, NY 13244
Douglas N. Miller**                 Senior Vice President, Chief Accounting Officer and Controller
Patrick S. Pittard                  Director
20 Cates Ridge
Atlanta, GA 30327
Robert O. Sheppard*                 Assistant Vice President, General Counsel and Secretary

*Principal business address is 100 Madison Street, Suite 1860, Syracuse, NY
   13202

**Principal business address is Radnor Financial Center, 150 Radnor Chester Road, Radnor, PA 19087

***Principal business address is 100 N. Greene Street, Greensboro, NC 27401

Item 26. Persons Controlled by or Under Common Control with the Depositor or Registrant

See Exhibit 13: Organizational Chart of the Lincoln National Insurance Holding Company System.

Item 27. Number of Contractowners

As of February 28, 2014 there were 13,571 contract owners under Account N.

Item 28. Indemnification

     a) Brief description of indemnification provisions.

     In general, Article VII of the By-Laws of Lincoln Life & Annuity Company of New York provides that Lincoln New York will indemnify certain persons against expenses, judgments and certain other specified costs incurred by any such person if he/she is made a party or is threatened to be made a party to a suit or proceeding because he/she was a director, officer, or employee of Lincoln New York, as long as he/she acted in good faith and in a manner he/she reasonably believed to be in the best interests of, or act opposed to the best interests of, Lincoln New York. Certain additional conditions apply to indemnification in criminal proceedings.

     In particular, separate conditions govern indemnification of directors, officers, and employees of Lincoln New York in connection with suits by, or in the right of, Lincoln New York.

     Please refer to Article VII of the By-Laws of Lincoln New York (Exhibit no. 6 hereto) for the full text of the indemnification provisions. Indemnification is permitted by, and is subject to the requirements of, New York law.

     b) Undertaking pursuant to Rule 484 of Regulation C under the Securities Act of 1933:

     Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the provisions described in Item 28(a) above or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer, or controlling person of the Registrant in the successful defense of any such action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 29. Principal Underwriter

   (a) Lincoln Financial Distributors, Inc. ("LFD") currently serves as Principal Underwriter for: Lincoln National Variable Annuity Account C; Lincoln National Flexible Premium Variable Life Account D; Lincoln National Variable Annuity Account E; Lincoln National Flexible Premium Variable Life Account F; Lincoln National Flexible Premium Variable Life Account G; Lincoln National Variable Annuity Account H; Lincoln Life & Annuity Variable Annuity Account H; Lincoln Life Flexible Premium Variable Life Account J; Lincoln Life Flexible Premium Variable Life Account K; Lincoln National Variable Annuity Account L; Lincoln Life & Annuity Variable Annuity Account L; Lincoln Life Flexible Premium Variable Life Account M; Lincoln Life & Annuity Flexible Premium Variable Life Account M; Lincoln Life Variable Annuity Account N; Lincoln New York Account N for Variable Annuities; Lincoln Life Variable Annuity Account Q; Lincoln Life Flexible Premium Variable Life Account R; LLANY Separate Account R for Flexible Premium Variable Life Insurance; Lincoln Life Flexible Premium Variable Life Account S; LLANY Separate Account S for Flexible Premium Variable Life Insurance; Lincoln Life Variable Annuity Account T; Lincoln Life Variable Annuity Account W; and Lincoln Life Flexible Premium Variable Life Account Y and Lincoln Life & Annuity Flexible Premium Variable Life Account Y; Lincoln Life Variable Annuity Account JF-H; Lincoln Life Variable Annuity Account JF-I; Lincoln Life Flexible Premium Variable Life Account JF-A; Lincoln Life Flexible Premium Variable Life Account JF-C; Lincoln Life Variable Annuity Account JL-A; Lincoln Life & Annuity Flexible Premium Variable Life Account JA-B; Lincoln Variable Insurance Products Trust; Lincoln Advisors Trust.

     (b) Officers and Directors of Lincoln Financial Distributors, Inc.:


Name                       Positions and Offices with Underwriter
------------------------   ------------------------------------------------------------
Patrick J. Caulfield**     Vice President, Chief Compliance Officer and Senior Counsel
Jeffrey D. Coutts*         Senior Vice President and Treasurer
Wilford H. Fuller*         President, Chief Executive Officer and Director
Elizabeth M. O'Brien*      Director
Thomas P. O'Neill*         Senior Vice President, Chief Operating Officer and Director
Nancy A. Smith*            Secretary
Ronald W. Turpin****       Vice President and Interim Chief Financial Officer

*Principal Business address is Radnor Financial Center, 150 Radnor Chester
   Road, Radnor PA 19087

**Principal Business address is 350 Church Street, Hartford, CT 06103

***Principal Business address is 100 Greene Street, Greensboro NC 27401

****Principal Business address is 1300 S. Clinton Street, Fort Wayne, IN 46802

     (c) N/A

Item 30. Location of Accounts and Records

All accounts, books, and other documents, required to be maintained by Section 31a of the 1940 Act and the Rules promulgated thereunder are maintained by The Lincoln National Life Insurance Company ("Lincoln Life"), 1300 South Clinton Street, Fort Wayne, Indiana 46802 pursuant to an administrative services agreement with Lincoln Life & Annuity Company of New York. Lincoln Life has entered into an agreement with Bank of New York Mellon, One Mellon Bank Center, 500 Grant Street, Pittsburgh, PA 15258, to provide accounting services for the VAA.

Item 31. Management Services

Not Applicable.

Item 32. Undertakings

   (a) Registrant undertakes that it will file a post-effective amendment to this registration statement as frequently as necessary to ensure that the audited financial statements in the registration statement are never more than 16 months old for so long as payments under the variable annuity contracts may be accepted.

   (b) Registrant undertakes that it will include either (1) as part of any application to purchase a Certificate or an Individual Contract offered by the Prospectus, a space that an applicant can check to request a Statement of Additional Information, or (2) a post card or a similar written communication affixed to or included in the Prospectus that the applicant can remove to send for a Statement of Additional Information.

   (c) Registrant undertakes to deliver any Statement of Additional Information and any financial statements required to be made available under this Form promptly upon written or oral request to Lincoln New York at the address or phone number listed in the Prospectus.

   (d) Lincoln Life & Annuity Company of New York hereby represents that the fees and charges deducted under the contract, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Lincoln Life & Annuity Company of New York.

   (e) Registrant hereby represents that it is relying on the American Council of Life Insurance (avail. Nov. 28, 1988) no-action letter with respect to Contracts used in connection with retirement plans meeting the requirements of Section 403(b) of the Internal Revenue Code, and represents further that it will comply with the provisions of paragraphs (1) through (4) set forth in that no-action letter.

                                   SIGNATURES

(a) As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets the requirements of Securities Act Rule 485(b) for effectiveness of this Registration Statement and has caused this Post-Effective Amendment No. 10 to the Registration Statement to be signed on its behalf, in the City of Fort Wayne, and State of Indiana on this 8th day of April, 2014.


      Lincoln New York Account N for Variable Annuities (Registrant)
      Lincoln ChoicePlus FusionSM
      By:   /s/Kimberly A. Genovese
            ------------------------------------
            Kimberly A. Genovese
            Assistant Vice President, Lincoln Life & Annuity Company of
            New York
                                        (Title)
      LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK
      (Depositor)
      By:   /s/Stephen R. Turer
            ------------------------------------
            Stephen R. Turer
            Vice President, Lincoln Life & Annuity Company of New York
            (Title)

(b) As required by the Securities Act of 1933, this Amendment to the Registration Statement has been signed by the following persons in their capacities indicated on April 8, 2014.

Signature                        Title
*                                President
------------------------------
                                 (Principal Executive Officer)
Dennis R. Glass
*                                Executive Vice President, Chief Investment Officer and Direc-
------------------------------
                                 tor
Ellen Cooper
*                                Executive Vice President, Chief Administrative Officer and Direc-
------------------------------
                                 tor
Charles C. Cornelio
*                                Executive Vice President, Chief Financial Officer and Director
------------------------------
                                 (Principal Financial Officer)
Randal J. Freitag
*                                Director
------------------------------
Robert W. Dineen
*                                Director
------------------------------
George W. Henderson, III
*                                Director
------------------------------
Mark E. Konen
*                                Director
------------------------------
M. Leanne Lachman
*                                Director
------------------------------
Louis G. Marcoccia
*                                Director
------------------------------
Patrick S. Pittard
*By: /s/ Kimberly A. Genovese    Pursuant to a Power of Attorney
 ---------------------------
  Kimberly A. Genovese